Exhibit (17)(c)

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This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“We recommend working with a personal financial professional who can help you define an investment strategy that aligns with how comfortable you are with market volatility, how long you have to save and invest, and your specific financial goals.”

March 31, 2017

Welcome to the MassMutual Select Funds Semiannual Report, covering the six months from October 1, 2016 to March 31, 2017.

Market Highlights

•	During the period, U.S. stocks enjoyed strong performance, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to a slowly improving global economic environment.

•	Foreign stocks trailed U.S. stock returns throughout 2016, with developed markets stocks lagging emerging market stocks, although both began to show improvement during the first quarter of 2017.

•	U.S. bonds encountered headwinds, as post-election “risk on” attitudes depressed prices.

•	The Federal Reserve (the “Fed”) raised short-term interest rates by one-quarter of one percent twice during the period.

Market Environment

Overall, 2016 delivered positive returns to domestic stock investors. The S&P 500® Index* ended the year up 11.96 percent and nearly half of that gain occurred in the last seven weeks of the year. The rally continued into the first quarter of 2017, as the index added another 6.07 percent by March 31, 2017.

The most significant event of this reporting period was the surprising election of Donald J. Trump as the 45th President of the United States. Investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. Solid economic data, which supported confidence in a slowly improving global market environment, and investor optimism drove the Dow Jones Industrial AverageSM (the “Dow”) above 20,000 – a milestone for the first time ever on January 25, 2017. In a clear indication of the market’s post-election acceleration, the Dow closed above 21,000 on March 1, 2017 – just twenty-four trading days after crossing the 20,000 mark. This tied a 1999 record for the shortest time frame between 1000-point gains. The Dow closed the reporting period at 20,662.

All major U.S. stock indexes enjoyed a strong finish to 2016, but not equally. During the first half of the reporting period, small-cap stocks significantly outperformed large-cap issues, but that trend reversed by the end of the period, as large cap stocks outperformed their small-cap counterparts for the first three months of 2017. Similarly, value stocks outperformed growth stocks in 2016 by a wide margin – but since January 2017 and through the end of the reporting period, growth stocks outperformed value issues.

Market sectors also experienced uneven performance throughout the reporting period. Energy, telecommunication services, and financial stocks enjoyed the greatest lift through the end of 2016, as health care, information technology, and consumer discretionary stocks lagged. However, by the end of the reporting period, the information technology sector had appreciated more than 10 percent and consumer discretionary and health care stocks logged increases of six percent and seven percent, respectively. Additionally, on March 31, 2017, both energy and telecommunication services showed negative performance for the quarter, with the financial sector appreciating less than one percent.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

As noted earlier, the global economy continued to show signs of strength throughout the reporting period. On the domestic front, strong jobs and housing data continued. Job creation remained steady, as the unemployment rate edged down to 4.7 percent at the end of the period. Housing starts continued to show year-over-year improvement, as did new home sales. Notable during this reporting period was the gap between sentiment and surveys and hard economic data. For example, consumer sentiment, as measured by the University of Michigan Consumer Sentiment Index, hit 96.9 to end the first quarter of 2017; however, actual consumer spending during the period remained range-bound.

Developed international markets ended 2016 with a modest one percent increase, as measured by the MSCI EAFE® Index*, an indicator of the performance of foreign developed-market stocks. European nations struggled to understand the impact of the Brexit vote on the future of the European Union (EU), even as other nations faced elections in which populist sentiment seemed to lean toward following Great Britain’s lead. (“Brexit” – an abbreviation for “British exit” – was the United Kingdom’s surprising June 23, 2016 referendum to leave the EU.) Even though British Prime Minister Theresa May triggered Article 50 of the Lisbon Treaty to begin the country’s official exit from the EU on March 29, 2017, the MSCI EAFE Index ended the reporting period up 7.25 percent. Asian markets were notable during the period for their lack of major market disturbances. Emerging markets lagged toward the end of 2016, but rebounded during the first quarter of 2017. The MSCI Emerging Markets Index*, a measure of the performance of emerging stock markets throughout the world, ended the reporting period up 11.45 percent.

In previous reporting periods, we wrote frequently about the Fed and its plans to normalize short-term interest rates. In the recent Select annual report, we observed how closely investors watched the Fed’s signals regarding rate hikes. In previous reporting periods, the mere hint of a rate hike could send markets into a tailspin. During this reporting period, the Federal Open Market Committee raised the federal funds rate – the Fed’s overnight bank lending rate – twice by one-quarter of one percent and markets barely reacted. At the end of March, markets continued to rise, despite the Fed’s forecast of two more rate hikes in 2017.

Along with investors’ “risk on” attitude toward equity markets, the Fed rate hikes exerted pressure on bond prices. The slow rise in yields accelerated higher following the Trump victory. The prospect of more stimulus from a Trump administration shifted longer-term assumptions about inflation and investors reacted by selling bonds. The yield on the 10-year U.S. Treasury bond moved above 2.00 percent in a matter of days and continued even higher, before retreating in the final weeks of 2016 to end the year at just below 2.50 percent. U.S. corporate bond returns moved downward along with Treasury bonds. However, investment-grade and high-yield corporate bonds diverged significantly, as U.S. high-yield corporate bonds bucked the investment-grade bond market trend and posted gains for the reporting period. High-yield bonds are the fixed income investments most like stocks and they tend to respond favorably to positive economic activity.

Review and maintain your strategy

MassMutual is committed to helping people secure their future and protect the ones they love. Because we know that you want to protect those who matter most to you, we’d like to remind you as a retirement investor that it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As noted in this report, financial markets can react and contract with little notice. The diversified suite of investment options we provide in our Select series of Funds taps into the deep expertise of seasoned asset managers who are committed to helping you prepare for retirement. We also recommend working with a personal financial professional, who can help you define an investment strategy that aligns with how comfortable you are with market volatility, how long you have to save and invest, and your specific financial goals. As always, we thank you for your confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual U.S. Product and Marketing as of 4/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MassMutual Select Funds – Portfolio Summaries (Unaudited)

What is the investment approach of MassMutual Select Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities. The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

MassMutual Select Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 3/31/17

U.S. Government Agency Obligations and Instrumentalities	30.1%
Corporate Debt	30.0%
U.S. Treasury Obligations	22.7%
Non-U.S. Government Agency Obligations	16.1%
Municipal Obligations	1.6%

Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated securities of the Fund.

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 3/31/17

U.S. Treasury Obligations	26.5%
U.S. Government Agency Obligations and Instrumentalities	25.5%
Corporate Debt	23.5%
Non-U.S. Government Agency Obligations	12.4%
Sovereign Debt Obligations	4.2%
Bank Loans	3.8%
Purchased Options	0.3%
Municipal Obligations	0.1%
Preferred Stock	0.0%

Total Long-Term Investments	96.3%
Short-Term Investments and Other Assets and Liabilities	3.7%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are Loomis, Sayles & Company, L.P. (Loomis Sayles), which was responsible for approximately 36% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 64% of the Fund’s portfolio, as of March 31, 2017.

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 3/31/17

Apple, Inc.	4.4%
JP Morgan Chase & Co.	3.7%
Wells Fargo & Co.	3.2%
Bank of America Corp.	2.8%
Johnson & Johnson	2.6%
Pfizer, Inc.	2.3%
Chevron Corp.	2.2%
Oracle Corp.	2.1%
Cisco Systems, Inc.	2.0%
Citigroup, Inc.	1.9%

27.2%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 3/31/17

Financial	30.4%
Consumer, Non-cyclical	16.5%
Technology	12.2%
Industrial	11.7%
Communications	8.4%
Consumer, Cyclical	8.0%
Energy	6.4%
Utilities	3.1%
Basic Materials	1.8%
Mutual Funds	0.3%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 3/31/17

JP Morgan Chase & Co.	4.6%
Wells Fargo & Co.	3.7%
Cisco Systems, Inc.	3.1%
Merck & Co., Inc.	2.6%
The PNC Financial Services Group, Inc.	2.6%
Citigroup, Inc.	2.4%
Chevron Corp.	2.3%
Intel Corp.	2.0%
Philip Morris International, Inc.	1.7%
Chubb Ltd.	1.7%

26.7%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 3/31/17

Financial	28.4%
Consumer, Non-cyclical	18.0%
Industrial	11.0%
Energy	10.9%
Communications	9.8%
Technology	8.6%
Consumer, Cyclical	6.1%
Utilities	3.5%
Basic Materials	2.3%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Large Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of large-cap companies. The Fund’s subadvisers are Huber Capital Management, LLC (Huber Capital Management), which was responsible for approximately 43% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which managed approximately 57% of the Fund’s portfolio, as of March 31, 2017.

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 3/31/17

Bank of America Corp.	4.0%
JP Morgan Chase & Co.	3.8%
Philip Morris International, Inc.	3.5%
Pfizer, Inc.	3.3%
Merck & Co., Inc.	3.1%
KBR, Inc.	2.9%
Citigroup, Inc.	2.6%
Wells Fargo & Co.	2.4%
BP PLC Sponsored ADR (United Kingdom)	2.3%
Wal-Mart Stores, Inc.	2.2%

30.1%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 3/31/17

Financial	24.7%
Consumer, Non-cyclical	21.1%
Industrial	13.8%
Energy	8.6%
Technology	8.4%
Consumer, Cyclical	7.5%
Communications	5.1%
Utilities	3.6%
Basic Materials	3.1%
Mutual Funds	3.0%

Total Long-Term Investments	98.9%
Short-Term Investments and Other Assets and Liabilities	1.1%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (the “Index”). The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 3/31/17

Apple, Inc.	3.7%
Microsoft Corp.	2.5%
Amazon.com, Inc.	1.7%
Exxon Mobil Corp.	1.7%
Johnson & Johnson	1.7%
Facebook, Inc. Class A	1.7%
Berkshire Hathaway, Inc. Class B	1.6%
JP Morgan Chase & Co.	1.6%
General Electric Co.	1.3%
AT&T, Inc.	1.3%

18.8%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 3/31/17

Consumer, Non-cyclical	22.8%
Financial	18.5%
Technology	14.2%
Communications	13.9%
Industrial	9.9%
Consumer, Cyclical	9.0%
Energy	6.6%
Utilities	3.2%
Basic Materials	2.3%
Diversified	0.1%

Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Equity Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 31% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 69% of the Fund’s portfolio, as of March 31, 2017. Effective March 28, 2017, the name of the Fund changed from the MassMutual Select Focused Value Fund to the MassMutual Select Equity Opportunities Fund, and T. Rowe Price and Wellington Management replaced Harris Associates L.P. (Harris) as co-subadvisers of the Fund.

MassMutual Select Equity Opportunities Fund Largest Holdings (% of Net Assets) on 3/31/17

Microsoft Corp.	4.5%
NIKE, Inc. Class B	3.6%
United Parcel Service, Inc. Class B	3.6%
Costco Wholesale Corp.	3.5%
Bristol-Myers Squibb Co.	3.4%
The PNC Financial Services Group, Inc.	3.2%
Chubb Ltd.	3.1%
Medtronic PLC	2.9%
American Express Co.	2.9%
Public Storage	2.8%

33.5%

MassMutual Select Equity Opportunities Fund Sector Table (% of Net Assets) on 3/31/17

Financial	25.9%
Consumer, Non-cyclical	24.7%
Consumer, Cyclical	14.3%
Industrial	13.4%
Technology	7.8%
Communications	4.0%
Energy	3.1%
Basic Materials	3.1%
Utilities	2.1%

Total Long-Term Investments	98.4%
Other Assets and Liabilities	1.6%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 3/31/17

Apple, Inc.	7.3%
Alphabet, Inc. Class C	5.4%
Microsoft Corp.	5.4%
Facebook, Inc. Class A	3.5%
Amazon.com, Inc.	2.5%
Oracle Corp.	2.4%
Visa, Inc. Class A	2.1%
The Home Depot, Inc.	2.0%
Amgen, Inc.	2.0%
Comcast Corp. Class A	1.9%

34.5%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 3/31/17

Technology	27.2%
Communications	22.7%
Consumer, Non-cyclical	20.6%
Financial	11.3%
Industrial	7.0%
Energy	4.7%
Consumer, Cyclical	4.0%
Basic Materials	2.3%
Mutual Funds	1.3%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 62% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which managed approximately 38% of the Fund’s portfolio, as of March 31, 2017.

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 3/31/17

Amazon.com, Inc.	8.1%
Facebook, Inc. Class A	5.9%
Visa, Inc. Class A	3.9%
Alphabet, Inc. Class C	3.7%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands)	3.4%
Microsoft Corp.	3.3%
The Priceline Group, Inc.	2.9%
Alphabet, Inc. Class A	2.6%
Cisco Systems, Inc.	1.9%
Oracle Corp.	1.8%

37.5%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 3/31/17

Communications	31.9%
Consumer, Non-cyclical	23.3%
Technology	14.6%
Financial	14.1%
Consumer, Cyclical	9.0%
Industrial	6.3%
Energy	0.9%
Utilities	0.2%
Basic Materials	0.1%
Mutual Funds	0.0%

Total Long-Term Investments	100.4%
Short-Term Investments and Other Assets and Liabilities	(0.4)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 52% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 48% of the Fund’s portfolio, as of March 31, 2017.

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 3/31/17

Visa, Inc. Class A	7.4%
Facebook, Inc. Class A	5.6%
Alphabet, Inc. Class A	4.3%
The Priceline Group, Inc.	3.5%
Amazon.com, Inc.	3.3%
Salesforce.com, Inc.	3.1%
Microsoft Corp.	2.9%
The Charles Schwab Corp.	2.9%
Celgene Corp.	2.7%
PayPal Holdings, Inc.	2.7%

38.4%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 3/31/17

Communications	33.7%
Consumer, Non-cyclical	23.3%
Financial	18.0%
Technology	16.2%
Consumer, Cyclical	5.6%
Industrial	1.4%
Mutual Funds	1.1%
Energy	0.9%

Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadvisers are Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 48% of the Fund’s portfolio; and American Century Investment Management, Inc. (American Century), which managed approximately 52% of the Fund’s portfolio, as of March 31, 2017.

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 3/31/17

Northern Trust Corp.	2.8%
Johnson Controls International PLC	1.6%
Unum Group	1.5%
PG&E Corp.	1.5%
Baxter International, Inc.	1.2%
Micron Technology, Inc.	1.2%
iShares Russell Mid-Cap Value ETF	1.2%
Applied Materials, Inc.	1.1%
Public Service Enterprise Group, Inc.	1.1%
SL Green Realty Corp.	1.1%

14.3%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 3/31/17

Financial	25.8%
Industrial	15.6%
Consumer, Non-cyclical	13.8%
Energy	12.4%
Consumer, Cyclical	9.3%
Technology	8.1%
Utilities	7.5%
Basic Materials	4.2%
Mutual Funds	1.1%
Communications	0.9%

Total Long-Term Investments	98.7%
Short-Term Investments and Other Assets and Liabilities	1.3%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 54% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 46% of the Fund’s portfolio, as of March 31, 2017.

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 3/31/17

II-VI, Inc.	2.1%
Texas Capital Bancshares, Inc.	2.1%
Brooks Automation, Inc.	1.9%
Vishay Intertechnology, Inc.	1.8%
Primoris Services Corp.	1.7%
Plexus Corp.	1.6%
Terex Corp.	1.5%
RH	1.5%
UMB Financial Corp.	1.5%
Prosperity Bancshares, Inc.	1.5%

17.2%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 3/31/17

Industrial	32.4%
Financial	19.0%
Consumer, Non-cyclical	12.8%
Consumer, Cyclical	9.6%
Technology	8.9%
Basic Materials	5.9%
Energy	5.8%
Utilities	2.6%

Total Long-Term Investments	97.0%
Short-Term Investments and Other Assets and Liabilities	3.0%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Federated Clover Investment Advisors (Federated Clover), which managed approximately 41% of the Fund’s portfolio; T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 30% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco), which oversaw approximately 29% of the Fund’s portfolio, as of March 31, 2017.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 3/31/17

Radian Group, Inc.	1.2%
Portland General Electric Co.	1.1%
Popular, Inc.	1.1%
F.N.B. Corp.	1.0%
Healthcare Realty Trust, Inc.	1.0%
WSFS Financial Corp.	0.9%
Spire, Inc.	0.9%
IBERIABANK Corp.	0.9%
Wintrust Financial Corp.	0.9%
Colony Starwood Homes	0.9%

9.9%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 3/31/17

Financial	38.6%
Industrial	15.6%
Consumer, Non-cyclical	13.3%
Consumer, Cyclical	7.9%
Mutual Funds	6.1%
Energy	6.0%
Communications	5.6%
Basic Materials	4.9%
Utilities	4.8%
Technology	3.0%
Government	0.2%
Diversified	0.1%

Total Long-Term Investments	106.1%
Short-Term Investments and Other Assets and Liabilities	(6.1)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 3/31/17

ResMed, Inc.	0.6%
The WhiteWave Foods Co.	0.6%
Computer Sciences Corp.	0.6%
SVB Financial Group	0.6%
Everest Re Group Ltd.	0.6%
Alleghany Corp.	0.6%
CDK Global, Inc.	0.5%
Duke Realty Corp.	0.5%
Huntington Ingalls Industries, Inc.	0.5%
ANSYS, Inc.	0.5%

5.6%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 3/31/17

Financial	23.7%
Industrial	18.1%
Consumer, Non-cyclical	15.2%
Consumer, Cyclical	11.4%
Technology	11.2%
Basic Materials	5.3%
Utilities	5.3%
Mutual Funds	4.9%
Energy	3.5%
Communications	2.9%

Total Long-Term Investments	101.5%
Short-Term Investments and Other Assets and Liabilities	(1.5)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 3/31/17

Advanced Micro Devices, Inc.	0.6%
The Chemours Co.	0.4%
Microsemi Corp.	0.3%
Take-Two Interactive Software, Inc.	0.3%
Olin Corp.	0.3%
LogMeIn, Inc.	0.3%
New Residential Investment Corp.	0.3%
Coherent, Inc.	0.3%
Exelixis, Inc.	0.3%
F.N.B. Corp.	0.2%

3.3%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 3/31/17

Financial	26.4%
Consumer, Non-cyclical	18.7%
Industrial	13.6%
Mutual Funds	11.7%
Consumer, Cyclical	10.9%
Technology	10.2%
Communications	6.1%
Basic Materials	4.2%
Utilities	3.4%
Energy	3.1%
Diversified	0.1%
Government	0.0%

Total Long-Term Investments	108.4%
Short-Term Investments and Other Assets and Liabilities	(8.4)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Mid Cap Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 80% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 20% of the Fund’s portfolio, as of March 31, 2017. Effective March 28, 2017, the name of the Fund changed from the MassMutual Select Mid Cap Growth Equity II Fund to the MassMutual Select Mid Cap Growth Fund.

MassMutual Select Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 3/31/17

Teleflex, Inc.	1.8%
Willis Towers Watson PLC	1.8%
Equifax, Inc.	1.8%
Textron, Inc.	1.7%
The Cooper Cos., Inc.	1.6%
Microchip Technology, Inc.	1.5%
Dollar General Corp.	1.4%
Global Payments, Inc.	1.4%
Norwegian Cruise Line Holdings Ltd.	1.4%
Fiserv, Inc.	1.4%

15.8%

MassMutual Select Mid Cap Growth Fund Sector Table (% of Net Assets) on 3/31/17

Consumer, Non-cyclical	31.0%
Industrial	19.1%
Consumer, Cyclical	16.6%
Technology	13.2%
Financial	8.9%
Mutual Funds	6.1%
Basic Materials	3.3%
Communications	2.8%
Energy	1.0%

Total Long-Term Investments	102.0%
Short-Term Investments and Other Assets and Liabilities	(2.0)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 64% of the Fund’s portfolio and OFI Global Institutional, Inc. (OFI Global), which oversaw approximately 36% of the Fund’s portfolio, as of March 31, 2017.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 3/31/17

Western Alliance Bancorp	1.4%
HubSpot, Inc.	1.3%
Sterling Bancorp	1.2%
Entegris, Inc.	1.1%
Veeva Systems, Inc. Class A	1.0%
Insulet Corp.	1.0%
Monolithic Power Systems, Inc.	1.0%
Masonite International Corp.	1.0%
iShares Russell 2000 Index Fund	0.9%
John Bean Technologies Corp.	0.9%

10.8%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 3/31/17

Consumer, Non-cyclical	19.4%
Technology	18.1%
Industrial	17.1%
Financial	16.5%
Consumer, Cyclical	14.2%
Mutual Funds	11.6%
Communications	6.9%
Energy	3.3%
Basic Materials	2.7%
Utilities	0.6%

Total Long-Term Investments	110.4%
Short-Term Investments and Other Assets and Liabilities	(10.4)%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Diversified International Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities from developed countries included in the MSCI EAFE Value Index, which is the Fund’s benchmark. The Fund may invest up to 15% of its total assets in equity securities of issuers in emerging markets countries and typically does not invest in U.S. companies. The Fund may invest a substantial part of its asset in just one region or country. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 3/31/17

Royal Dutch Shell PLC Class A	4.0%
TOTAL SA	3.5%
Mitsubishi UFJ Financial Group, Inc.	2.9%
Australia & New Zealand Banking Group Ltd.	2.8%
Siemens AG	2.8%
BNP Paribas SA	2.3%
AXA SA	2.3%
Zurich Insurance Group AG	1.9%
ING Groep NV	1.9%
Nippon Telegraph & Telephone Corp.	1.9%

26.3%

MassMutual Select Diversified International Fund Sector Table (% of Net Assets) on 3/31/17

Financial	35.9%
Consumer, Cyclical	16.5%
Industrial	13.2%
Energy	10.1%
Consumer, Non-cyclical	6.8%
Communications	5.9%
Basic Materials	4.5%
Utilities	3.9%
Technology	2.6%

Total Long-Term Investments	99.4%
Other Assets and Liabilities	0.6%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MM MSCI EAFE® International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 3/31/17

Nestle SA	1.8%
Roche Holding AG	1.3%
Novartis AG	1.2%
HSBC Holdings PLC	1.2%
Toyota Motor Corp.	1.0%
British American Tobacco PLC	0.9%
Royal Dutch Shell PLC Class A	0.8%
TOTAL SA	0.8%
Commonwealth Bank of Australia	0.8%
BP PLC	0.8%

10.6%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 3/31/17

Financial	23.7%
Consumer, Non-cyclical	22.1%
Industrial	13.2%
Consumer, Cyclical	12.5%
Communications	6.6%
Basic Materials	6.0%
Energy	4.7%
Utilities	3.3%
Technology	3.1%
Mutual Funds	2.6%
Diversified	0.6%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 51% of the Fund’s portfolio; Harris Associates L.P. (Harris), which oversaw approximately 28% of the Fund’s portfolio; and J.P. Morgan Investment Management Inc. (J.P. Morgan), which managed approximately 21% of the Fund’s portfolio as of March 31, 2017.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 3/31/17

Nestle SA	2.2%
Bayer AG	2.0%
Roche Holding AG	1.7%
Hoya Corp.	1.6%
Pernod Ricard SA	1.5%
BNP Paribas SA	1.5%
Schneider Electric SE	1.5%
Air Liquide SA	1.4%
LVMH Moet Hennessy Louis Vuitton SE	1.4%
WPP PLC	1.4%

16.2%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 3/31/17

Financial	23.4%
Consumer, Non-cyclical	22.0%
Industrial	15.7%
Consumer, Cyclical	15.2%
Technology	6.0%
Communications	5.9%
Basic Materials	5.4%
Energy	3.5%
Mutual Funds	3.4%
Utilities	1.4%

Total Long-Term Investments	101.9%
Short-Term Investments and Other Assets and Liabilities	(1.9)%

Net Assets	100.0%

MassMutual Select Total Return Bond Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Principal Amount	Value
BONDS & NOTES — 100.5%

CORPORATE DEBT — 30.0%
Aerospace & Defense — 0.2%
United Technologies Corp. STEP 1.778% 5/04/18	$1,717,000	$1,716,515

Airlines — 1.0%
America West Airlines, Inc. 8.057% 1/02/22	686,479	768,856
Continental Airlines, Inc. 5.983% 10/19/23	3,583,632	3,941,995
Continental Airlines, Inc. 6.545% 8/02/20	484,108	514,365
Continental Airlines, Inc. 8.048% 5/01/22	1,984,096	2,172,585
US Airways, Inc. 7.125% 4/22/25	1,252,835	1,447,025

		8,844,826

Auto Manufacturers — 0.6%
Ford Motor Credit Co. LLC 2.145% 1/09/18	900,000	902,287
Ford Motor Credit Co. LLC 3.000% 6/12/17	700,000	701,981
Ford Motor Credit Co. LLC 6.625% 8/15/17	1,500,000	1,527,357
General Motors Co. 3.500% 10/02/18	1,110,000	1,134,366
General Motors Financial Co., Inc. 3.200% 7/06/21	200,000	200,759
General Motors Financial Co., Inc. 3.450% 4/10/22	1,400,000	1,410,710

		5,877,460

Auto Parts & Equipment — 0.0%
The Goodyear Tire & Rubber Co. 4.875% 3/15/27	450,000	450,000

Banks — 9.5%
Bank of America Corp. 2.000% 1/11/18	8,100,000	8,120,704
Bank of America Corp. 5.650% 5/01/18	9,815,000	10,211,703
Capital One NA 2.350% 8/17/18	2,025,000	2,037,755
Citigroup, Inc. 3 mo. USD LIBOR + .550%, FRN 1.602% 8/25/36	2,000,000	1,615,000
Citigroup, Inc. 1.750% 5/01/18	1,000,000	999,716
Citigroup, Inc. 1.800% 2/05/18	2,000,000	2,001,028
Citigroup, Inc. 2.150% 7/30/18	3,075,000	3,085,563

	Principal Amount	Value
Credit Suisse AG 3 mo. USD LIBOR + .490%, FRN 1.542% 5/26/17	$2,115,000	$2,116,373
Discover Bank 2.000% 2/21/18	1,565,000	1,566,318
Discover Bank 4.200% 8/08/23	2,120,000	2,207,791
The Goldman Sachs Group, Inc. 2.375% 1/22/18	2,000,000	2,010,964
The Goldman Sachs Group, Inc. 3.850% 7/08/24	1,150,000	1,177,981
The Goldman Sachs Group, Inc. 3.850% 1/26/27	4,055,000	4,074,776
The Goldman Sachs Group, Inc. 5.950% 1/18/18	2,000,000	2,065,344
The Goldman Sachs Group, Inc. 6.150% 4/01/18	2,000,000	2,083,560
JP Morgan Chase & Co. 6.300% 4/23/19	6,900,000	7,495,159
JP Morgan Chase Bank NA 6.000% 10/01/17	11,700,000	11,945,127
Morgan Stanley 5.500% 7/24/20	1,350,000	1,473,808
Morgan Stanley 5.950% 12/28/17	9,000,000	9,280,395
Santander UK Group Holdings PLC 2.875% 10/16/20	2,000,000	2,002,084
UBS AG 1.375% 6/01/17	2,000,000	2,000,404
Wachovia Corp. 5.750% 2/01/18	2,000,000	2,062,850
Wells Fargo & Co. 2.500% 3/04/21	145,000	144,585
Wells Fargo Bank NA 1.750% 5/24/19	2,500,000	2,492,107
Wells Fargo Bank NA 2.150% 12/06/19	3,010,000	3,020,138

		87,291,233

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc. 3.650% 2/01/26	3,249,000	3,285,389
DS Services of America, Inc. (a) 10.000% 9/01/21	1,400,000	1,501,500

		4,786,889

Biotechnology — 0.5%
Amgen, Inc. 4.663% 6/15/51	1,500,000	1,500,933
Celgene Corp. 3.875% 8/15/25	676,000	690,942
Celgene Corp. 4.625% 5/15/44	160,000	158,687

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Celgene Corp. 5.000% 8/15/45	$500,000	$523,358
Gilead Sciences, Inc. 4.150% 3/01/47	2,095,000	1,953,740

		4,827,660

Chemicals — 0.1%
Axalta Coating Systems LLC (a) 4.875% 8/15/24	450,000	461,250
Valvoline, Inc. (a) 5.500% 7/15/24	450,000	472,500

		933,750

Commercial Services — 0.1%
IHS Markit Ltd. (a) 5.000% 11/01/22	500,000	523,750

Diversified Financial Services — 3.8%
American Express Co. 7.000% 3/19/18	2,500,000	2,625,203
CIT Group, Inc. 5.250% 3/15/18	1,406,000	1,443,786
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	20,300,000	20,186,933
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	2,548,000	2,690,571
International Lease Finance Corp. (a) 7.125% 9/01/18	3,911,000	4,179,873
Protective Life Global Funding 3 mo. USD LIBOR + .550%, FRN (a) 1.656% 6/08/18	2,000,000	2,001,022
Protective Life Global Funding (a) 2.700% 11/25/20	1,495,000	1,505,842

		34,633,230

Electric — 2.2%
AEP Texas, Inc. (a) 3.850% 10/01/25	2,000,000	2,069,366
Entergy Louisiana LLC 3.780% 4/01/25	1,250,000	1,276,505
FirstEnergy Transmission LLC (a) 5.450% 7/15/44	2,000,000	2,184,616
IPALCO Enterprises, Inc. 5.000% 5/01/18	4,588,000	4,714,170
MidAmerican Energy Co. 4.400% 10/15/44	1,905,000	2,023,474
NextEra Energy Capital Holdings, Inc. 2.056% 9/01/17	4,000,000	4,012,892
Oncor Electric Delivery Co. LLC 4.100% 6/01/22	2,000,000	2,130,958
Public Service Electric & Gas Co. 4.150% 11/01/45	2,000,000	2,027,532

		20,439,513

	Principal Amount	Value
Entertainment — 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	$450,000	$464,625

Food Services — 0.0%
Aramark Services, Inc. 4.750% 6/01/26	450,000	452,813

Foods — 0.4%
Chobani LLC/Chobani Finance Corp., Inc. (a) (b) 7.500% 4/15/25	230,000	235,463
Kraft Heinz Foods Co. 4.375% 6/01/46	1,000,000	938,403
Kraft Heinz Foods Co. 5.200% 7/15/45	1,750,000	1,826,566
Lamb Weston Holdings, Inc. (a) 4.625% 11/01/24	450,000	459,000

		3,459,432

Gas — 0.4%
KeySpan Gas East Corp. (a) 5.819% 4/01/41	2,837,000	3,441,179

Health Care – Products — 0.0%
Hill-Rom Holdings, Inc. (a) 5.750% 9/01/23	400,000	414,500

Health Care – Services — 0.7%
Aetna, Inc. 1.700% 6/07/18	2,600,000	2,600,047
Centene Corp. 4.750% 1/15/25	680,000	683,829
DaVita, Inc. 5.000% 5/01/25	400,000	401,000
HCA, Inc. 6.500% 2/15/20	1,500,000	1,641,570
Tenet Healthcare Corp. 3 mo. USD LIBOR + 3.500%, FRN 4.631% 6/15/20	750,000	753,750
Tenet Healthcare Corp. 6.000% 10/01/20	180,000	190,350
WellCare Health Plans, Inc. 5.250% 4/01/25	408,000	417,506

		6,688,052

Insurance — 1.3%
Farmers Exchange Capital II 3 mo. USD LIBOR + 3.744%, VRN (a) 6.151% 11/01/53	1,750,000	1,892,065
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454%, VRN (a) 5.454% 10/15/54	3,290,000	3,311,385
The Guardian Life Insurance Co. of America (a) 4.875% 6/19/64	3,000,000	3,054,354

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Teachers Insurance & Annuity Association of America 3 mo. USD LIBOR + 2.661%, VRN (a) 4.375% 9/15/54	$4,000,000	$3,950,000

		12,207,804

Media — 0.8%
Altice US Finance I Corp. (a) 5.375% 7/15/23	500,000	515,625
Altice US Finance I Corp. (a) 5.500% 5/15/26	200,000	205,500
CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b) 5.125% 5/01/27	740,000	743,700
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% 7/23/25	3,945,000	4,168,555
CSC Holdings LLC (a) 5.500% 4/15/27	700,000	711,375
CSC Holdings LLC 8.625% 2/15/19	233,000	255,718
DISH DBS Corp. 5.875% 7/15/22	200,000	210,124
DISH DBS Corp. 6.750% 6/01/21	260,000	280,637

		7,091,234

Miscellaneous – Manufacturing — 0.3%
General Electric Co. 5.875% 1/14/38	716,000	903,698
Siemens Financieringsmaatschappij NV (a) 1.700% 9/15/21	1,575,000	1,518,476

		2,422,174

Oil & Gas — 0.2%
Anadarko Petroleum Corp. 4.500% 7/15/44	1,000,000	943,294
Noble Energy, Inc. 3.900% 11/15/24	1,100,000	1,114,962

		2,058,256

Packaging & Containers — 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	270,000	277,765

Pharmaceuticals — 1.0%
AbbVie, Inc. 3.200% 5/14/26	1,250,000	1,201,596
AbbVie, Inc. 4.700% 5/14/45	1,000,000	997,350
Actavis Funding SCS 3.800% 3/15/25	1,630,000	1,644,870

	Principal Amount	Value
AstraZeneca PLC 3.375% 11/16/25	$1,200,000	$1,208,215
Grifols Worldwide Operations Ltd. 5.250% 4/01/22	200,000	207,600
Shire Acquisitions Investments Ireland DAC 1.900% 9/23/19	3,000,000	2,978,379
Valeant Pharmaceuticals International, Inc. (a) 5.500% 3/01/23	400,000	308,000
Valeant Pharmaceuticals International, Inc. (a) 5.875% 5/15/23	650,000	504,563
Valeant Pharmaceuticals International, Inc. (a) 6.125% 4/15/25	450,000	346,500

		9,397,073

Pipelines — 1.3%
Boardwalk Pipelines LP 3.375% 2/01/23	1,000,000	974,476
Energy Transfer Partners LP 3.600% 2/01/23	790,000	785,224
Energy Transfer Partners LP 3 mo. USD LIBOR + 3.018%, FRN 4.052% 11/01/66	440,000	371,800
Energy Transfer Partners LP 5.950% 10/01/43	750,000	776,535
EnLink Midstream Partners LP 5.050% 4/01/45	600,000	565,007
Florida Gas Transmission Co. LLC (a) 7.900% 5/15/19	800,000	887,501
Kinder Morgan Energy Partners LP 3.500% 9/01/23	2,000,000	1,968,430
Kinder Morgan Energy Partners LP 4.250% 9/01/24	2,000,000	2,025,132
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	1,108,000	1,157,860
Williams Partners LP 3.600% 3/15/22	2,000,000	2,028,756
Williams Partners LP 5.100% 9/15/45	1,000,000	991,621

		12,532,342

Real Estate — 0.3%
American Campus Communities Operating Partnership LP 3.350% 10/01/20	3,000,000	3,048,408

Real Estate Investment Trusts (REITS) — 2.9%
Alexandria Real Estate Equities, Inc. 4.600% 4/01/22	2,000,000	2,124,914
Boston Properties LP 3.700% 11/15/18	3,495,000	3,582,032

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DDR Corp. 7.500% 4/01/17	$1,130,000	$1,130,000
Equinix, Inc. 5.375% 5/15/27	587,000	606,078
HCP, Inc. 4.000% 12/01/22	3,500,000	3,610,296
HCP, Inc. 5.625% 5/01/17	1,500,000	1,504,452
Highwoods Realty LP 7.500% 4/15/18	1,476,000	1,558,702
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625% 5/01/24	250,000	263,750
National Retail Properties, Inc. 6.875% 10/15/17	2,725,000	2,799,038
SBA Communications Corp. (a) 4.875% 9/01/24	478,000	471,929
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 1.750% 9/15/17	4,845,000	4,846,197
Welltower, Inc. 3.750% 3/15/23	1,300,000	1,331,542
Welltower, Inc. 4.700% 9/15/17	2,825,000	2,862,089

		26,691,019

Retail — 0.3%
CVS Health Corp. 4.000% 12/05/23	900,000	945,169
Walgreens Boots Alliance, Inc. 3.100% 6/01/23	1,500,000	1,497,927

		2,443,096

Semiconductors — 0.1%
NXP BV/NXP Funding LLC (a) 4.125% 6/01/21	500,000	518,750

Software — 0.3%
First Data Corp. (a) 5.000% 1/15/24	1,012,000	1,029,710
Microsoft Corp. 3.750% 2/12/45	600,000	569,182
MSCI, Inc. (a) 4.750% 8/01/26	400,000	404,000
Quintiles IMS, Inc. (a) 4.875% 5/15/23	500,000	506,875

		2,509,767

Telecommunications — 1.1%
AT&T, Inc. 4.750% 5/15/46	2,900,000	2,705,952
AT&T, Inc. 4.800% 6/15/44	1,500,000	1,406,117

	Principal Amount	Value
AT&T, Inc. 5.250% 3/01/37	$1,875,000	$1,911,476
Sprint Communications, Inc. (a) 9.000% 11/15/18	1,000,000	1,088,750
T-Mobile USA, Inc. 5.375% 4/15/27	300,000	309,750
Verizon Communications, Inc. 4.862% 8/21/46	2,665,000	2,562,128

		9,984,173

TOTAL CORPORATE DEBT (Cost $275,524,837)		276,427,288

MUNICIPAL OBLIGATIONS — 1.6%
City of New York NY 6.271% 12/01/37	1,750,000	2,291,537
New York City Water & Sewer System BAB 6.124% 6/15/42	10,000,000	11,129,500
New York State Dormitory Authority 5.051% 9/15/27	600,000	689,286
State of California 7.950% 3/01/36	700,000	807,072

		14,917,395

TOTAL MUNICIPAL OBLIGATIONS (Cost $13,812,702)		14,917,395

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.1%
Automobile ABS — 0.1%
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A 0.870% 11/15/18	1,332,072	1,330,980

Commercial MBS — 2.0%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA, VRN (a) 5.858% 2/24/51	456,891	458,084
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A (a) 3.251% 5/10/35	1,310,000	1,336,995
COMM Mortgage Trust, Series 2016-787S, Class A (a) 3.545% 2/10/36	1,280,000	1,306,849
COMM Mortgage Trust, Series 2014-277P, Class A, VRN (a) 3.611% 8/10/49	1,340,000	1,388,875

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
COMM Mortgage Trust, Series 2013-300P, Class A1 (a) 4.353% 8/10/30	$1,240,000	$1,342,526
Fannie Mae-Aces, Series 2014-M6, Class FA, 1 mo. USD LIBOR + .290%, FRN 1.070% 12/25/17	501,648	501,235
GS Mortgage Securities Trust, Series 2011-GC3, Class A4, CMO, 144A (a) 4.753% 3/10/44	4,323,468	4,623,620
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3, Class A4 (a) 4.717% 2/15/46	3,100,000	3,339,167
Liberty Street Trust, Series 2016-225L, Class A (a) 3.597% 2/10/36	1,280,000	1,311,942
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, VRN (a) 3.834% 1/13/32	1,320,000	1,390,471
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, VRN 5.760% 6/15/49	973,982	972,733

		17,972,497

Credit Card ABS — 0.6%
Chase Issuance Trust, Series 2012-A10, Class A10, 1 mo. USD LIBOR + .260%, FRN 1.172% 12/16/19	2,655,000	2,658,544
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, 1 mo. USD LIBOR + 1.150%, FRN 2.127% 1/23/20	2,660,000	2,682,686

		5,341,230

Home Equity ABS — 1.6%
Accredited Mortgage Loan Trust, Series 2006-1, Class A3, 1 mo. USD LIBOR + .180%, FRN 1.162% 4/25/36	187,274	187,206
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE4, Class 1A2, 1 mo. USD LIBOR + .190%, FRN 1.172% 5/25/37	1,235,592	1,261,067
Home Equity Asset Trust, Series 2006-3, Class 1A1, 1 mo. USD LIBOR + .200%, FRN 1.182% 7/25/36	4,465,182	4,414,508
Home Equity Asset Trust, Series 2003-4, Class M1, 1 mo. USD LIBOR + 1.200%, FRN 2.182% 10/25/33	4,600,627	4,356,201

	Principal Amount	Value
Residential Asset Securities Corp., Series 2005-KS11, Class M1, 1 mo. USD LIBOR + .400%, FRN 1.382% 12/25/35	$4,600,000	$4,574,781

		14,793,763

Other ABS — 2.5%
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A3, 1 mo. USD LIBOR + .150%, FRN 1.132% 5/25/36	1,037,089	1,028,895
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A3, 1 mo. USD LIBOR + .160%, FRN 1.142% 1/25/34	404,280	394,365
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3, 1 mo. USD LIBOR + .350%, FRN 1.332% 4/25/36	95,902	95,868
Countrywide Asset-Backed Certificates, Series 2004-5, Class M1, 1 mo. USD LIBOR + .855%, FRN 1.837% 8/25/34	1,153,906	1,127,759
Dryden Senior Loan Fund, Series 2015-37A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.523% 4/15/27	3,650,000	3,676,039
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .360%, FRN 1.342% 10/25/35	1,534,896	1,469,741
Lehman XS Trust, Series 2005-4, Class 1A3, 1 mo. USD LIBOR + .800%, FRN 1.782% 10/25/35	817,428	779,784
Magnetite CLO Ltd., Series 2015-12A, Class AR, 3 mo. USD LIBOR + 1.330%, FRN (a) 2.353% 4/15/27	3,630,000	3,635,111
Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class A2D, 1 mo. USD LIBOR + .290%, FRN 1.272% 2/25/36	6,395,081	6,177,176
Structured Asset Investment Loan Trust, Series 2005-8, Class A4, 1 mo. USD LIBOR + .360%, FRN 1.342% 10/25/35	3,568,362	3,561,381
Wells Fargo Home Equity Trust, Series 2006-1, Class A4, 1 mo. USD LIBOR + .230%, FRN 1.212% 5/25/36	1,381,664	1,383,449

		23,329,568

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans ABS — 5.8%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.682% 7/25/56	$3,971,708	$3,944,932
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2, 1 mo. USD LIBOR + .800%, FRN (a) 1.782% 4/26/32	4,100,000	3,990,254
Goal Capital Funding Trust, Series 2005-2, Class A3, 3 mo. USD LIBOR + .170%, FRN 1.222% 5/28/30	3,551,770	3,526,390
Navient Student Loan Trust, Series 2014-8, Class A3, 1 mo. USD LIBOR + .600%, FRN 1.582% 5/27/49	7,680,000	7,406,282
Nelnet Student Loan Trust, Series 2015-2A, Class A2, 1 mo. USD LIBOR + .600%, FRN (a) 1.582% 9/25/47	5,319,180	5,273,805
SLC Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .160%, FRN 1.291% 9/15/39	7,720,000	7,198,696
SLC Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .160%, FRN 1.291% 3/15/55	7,380,000	6,730,028
SLM Student Loan Trust, Series 2012-7, Class A2, 1 mo. USD LIBOR + .280%, FRN 1.262% 9/25/19	1,752,565	1,751,780
SLM Student Loan Trust, Series 2005-9, Class B, 3 mo. USD LIBOR + .300%, FRN 1.338% 1/25/41	3,172,060	2,879,982
SLM Student Loan Trust, Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850%, FRN 2.888% 7/25/73	3,735,000	3,673,754
SLM Student Loan Trust, Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250%, FRN 3.288% 10/25/83	3,630,000	3,672,215
Wachovia Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .170%, FRN (a) 1.208% 4/25/40	3,300,000	3,022,255

		53,070,373

	Principal Amount	Value
WL Collateral CMO — 3.5%
Bear Stearns ALT-A Trust, Series 2005-4, Class 25A1, VRN 2.971% 5/25/35	$3,440,191	$3,204,569
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2, VRN 3.511% 3/25/36	21,585	21,247
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1, VRN 2.994% 11/25/35	5,498,266	5,062,938
IndyMac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2, 1 mo. USD LIBOR + .180%, FRN 1.162% 2/25/37	2,252,993	2,203,495
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2, VRN 3.253% 8/25/35	1,641,370	1,633,709
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1, VRN 3.028% 4/25/34	2,414,036	2,375,157
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A, 12 mo. MTA + .750%, FRN (a) 1.364% 6/26/47	5,037,547	4,863,549
RALI Trust, Series 2006-QA7, Class 2A1, 1 mo. USD LIBOR + ..185%, FRN 1.167% 8/25/36	1,477,632	1,252,351
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + .310%, FRN 1.292% 1/25/45	2,357,819	2,176,173
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7, Class 4CB 7.000% 8/25/35	4,994,882	3,365,074
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1, VRN 3.182% 2/25/34	976,454	1,036,487
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	1,506,774	1,502,069
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR3, Class A4, VRN 5.119% 4/25/37	3,935,707	3,564,177

		32,260,995

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $145,687,092)		$148,099,406

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 30.1%
Collateralized Mortgage Obligations — 1.5%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series KS02, Class A 1.159% 8/25/23 1 mo. USD LIBOR + .380%, FRN	$2,952,315	2,954,284
Series KJ05, Class A1 1.418% 5/25/21	4,455,264	4,396,199
Series K040, Class A2 3.241% 9/25/24	3,345,000	3,465,049
Series K151, Class A3 3.511% 4/25/30	2,870,000	2,912,055

		13,727,587

Pass-Through Securities — 28.6%
Federal Home Loan Mortgage Corp. Pool #G18622 2.500% 12/01/31	5,206,431	5,216,803
Pool #G18596 3.000% 4/01/31	1,153,099	1,184,539
Pool #G08715 3.000% 8/01/46	5,376,861	5,333,174
Pool #G08721 3.000% 9/01/46	727,620	721,708
Pool #G08726 3.000% 10/01/46	9,755,334	9,673,023
Pool #G08732 3.000% 11/01/46	6,631,597	6,575,643
Pool #G08741 3.000% 1/01/47	3,989,778	3,956,114
Pool #G08747 3.000% 2/01/47	1,292,772	1,281,864
Pool #G07848 3.500% 4/01/44	10,972,755	11,338,371
Pool #G07924 3.500% 1/01/45	4,412,836	4,539,187
Pool #G60138 3.500% 8/01/45	7,045,793	7,255,241
Pool #G08681 3.500% 12/01/45	6,536,705	6,691,186
Pool #G08698 3.500% 3/01/46	9,099,092	9,314,129
Pool #G08702 3.500% 4/01/46	3,699,818	3,787,255

	Principal Amount	Value
Pool #G08711 3.500% 6/01/46	$5,547,363	$5,676,729
Pool #G08716 3.500% 8/01/46	7,860,594	8,043,905
Federal National Mortgage Association Pool #AM0359 2.310% 8/01/22	2,200,000	2,194,774
Pool #MA2740 2.500% 9/01/26	4,686,516	4,754,434
Pool #AN2275 2.680% 8/01/28	2,940,000	2,826,427
Pool #AN1609 2.950% 5/01/31	2,285,124	2,232,584
Pool #MA1607 3.000% 10/01/33	5,552,846	5,671,061
Pool #AN1282 3.010% 4/01/28	820,000	818,215
Pool #466386 3.430% 10/01/20	2,911,686	3,023,958
Pool #AN0877 3.500% 2/01/31	979,177	1,007,624
Pool #AB4262 3.500% 1/01/32	4,841,019	5,056,028
Pool #MA1148 3.500% 8/01/42	10,126,808	10,364,551
Pool #466216 3.540% 10/01/20	2,500,000	2,607,309
Pool #AM7122 3.610% 11/01/34	1,901,321	1,954,694
Pool #AM4407 3.650% 9/01/23	1,924,199	2,040,647
Pool #AX2491 4.000% 10/01/44	3,070,546	3,221,434
Pool #AL9027 4.000% 9/01/46	6,795,102	7,129,017
Pool #AL9549 4.000% 9/01/46	2,989,707	3,136,623
Pool #FN0003 4.283% 1/01/21	2,714,492	2,901,590
Pool #468066 4.295% 6/01/21	4,134,310	4,445,821
Pool #AL9106 4.500% 2/01/46	1,362,270	1,463,961
Pool #AL9105 4.500% 10/01/46	2,724,006	2,924,795
Federal National Mortgage Association TBA Pool #5650 3.000% 11/01/28 (b)	6,025,000	6,177,978
Pool #6237 3.000% 6/01/44 (b)	4,725,000	4,685,133

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #1058 3.500% 2/01/44 (b)	$2,090,000	$2,138,005
Pool #11192 4.000% 3/01/43 (b)	9,100,000	9,545,758
Pool #20567 4.500% 10/01/40 (b)	34,965,000	37,497,232
Government National Mortgage Association II Pool #MA4126 3.000% 12/20/46	7,142,016	7,212,599
Pool #MA3521 3.500% 3/20/46	4,574,886	4,750,554
Pool #MA3597 3.500% 4/20/46	4,775,792	4,959,175
Pool #MA3663 3.500% 5/20/46	3,391,017	3,521,227
Pool #MA4127 3.500% 12/20/46	4,966,958	5,156,517
Government National Mortgage Association II TBA Pool #587 3.000% 2/01/45 (b)	5,045,000	5,089,932
Pool #304 3.500% 9/01/44 (b)	4,555,000	4,723,321
Pool #1235 4.000% 1/01/44 (b)	7,425,000	7,843,236

		263,665,085

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $280,483,583)		277,392,672

U.S. TREASURY OBLIGATIONS — 22.7%
U.S. Treasury Bonds & Notes — 22.7%
U.S. Treasury Bond 2.875% 11/15/46	6,925,000	6,721,145
U.S. Treasury Bond 3.000% 2/15/47	36,570,000	36,447,147
U.S. Treasury Inflation Index 0.375% 7/15/25	9,439,713	9,463,840
U.S. Treasury Inflation Index 0.750% 2/15/45	7,263,747	6,914,564
U.S. Treasury Note 0.750% 10/31/17	5,830,000	5,823,396
U.S. Treasury Note 1.500% 1/31/22	20,595,000	20,189,857
U.S. Treasury Note 1.875% 1/31/22	10,345,000	10,323,259
U.S. Treasury Note 1.875% 2/28/22	46,920,000	46,822,496
U.S. Treasury Note 1.875% 3/31/22	20,160,000	20,109,600

	Principal Amount	Value
U.S. Treasury Note 2.250% 2/15/27	$47,315,000	$46,716,172

		209,531,476

TOTAL U.S. TREASURY OBLIGATIONS (Cost $208,660,199)		209,531,476

TOTAL BONDS & NOTES (Cost $924,168,413)		926,368,237

TOTAL LONG-TERM INVESTMENTS (Cost $924,168,413)		926,368,237

SHORT-TERM INVESTMENTS — 7.4%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (c)	21,705,544	21,705,544

Sovereign Debt Obligations — 3.9%
Japan Treasury Discount Bill JPY (d) 0.000% 4/17/17	1,400,000,000	12,575,919
Japan Treasury Discount Bill JPY (d) 0.000% 5/01/17	1,600,000,000	14,374,088
Japan Treasury Discount Bill JPY (d) 0.000% 6/19/17	1,020,000,000	9,166,385

		36,116,392

Time Deposit — 0.0%
Euro Time Deposit 0.090% 4/03/17	110,049	110,049

U.S. Treasury Bill — 1.2%
U.S. Treasury Bill (e) 0.473% 4/06/17	30,000	29,999
U.S. Treasury Bill (e) 0.509% 4/06/17	585,000	584,970
U.S. Treasury Bill 0.716% 4/27/17	10,180,000	10,175,042

		10,790,011

TOTAL SHORT-TERM INVESTMENTS (Cost $67,910,099)		68,721,996

TOTAL INVESTMENTS — 107.9% (Cost $992,078,512) (f)		995,090,233

Other Assets/(Liabilities) — (7.9)%		(73,257,128)

NET ASSETS — 100.0%		$921,833,105

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
JPY	Japanese Yen
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
WL	Whole Loan
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities amounted to a value of $92,327,450 or 10.02% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Maturity value of $21,705,635. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $22,142,022.
(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 0.0%

PREFERRED STOCK — 0.0%
Financial — 0.0%
Banks — 0.0%
Citigroup Capital XIII, 3 mo. USD LIBOR + 6.370%, VRN 7.409%	6,050	$161,233

TOTAL PREFERRED STOCK (Cost $162,660)		161,233

TOTAL EQUITIES (Cost $162,660)		161,233

	Principal Amount
BONDS & NOTES — 96.0%

BANK LOANS — 3.8%
Airlines — 0.1%
American Airlines, Inc., 2017 Term Loan B 2.982% 6/26/20	$485,109	484,231

Building Materials — 0.1%
American Builders & Contractors Supply Co., Inc., Term Loan B 3.732% 10/31/23	327,475	328,038

Coal — 0.1%
Murray Energy Corp., Term Loan B2 8.397% 4/16/20	204,693	198,360

Commercial Services — 0.3%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 3.500% 3/20/22	330,000	334,264
Brickman Group Ltd., 1st Lien Term Loan 4.001% 12/18/20	127,374	127,619
Jaguar Holding Co. II, 2015 Term Loan B 4.328% 8/18/22	340,739	341,591
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan 4.250% 5/02/22	400,000	403,832

		1,207,306

Computers — 0.1%
Dell, Inc., Term Loan A2 3.240% 9/07/21	395,000	394,704

Diversified Financial Services — 0.0%
Ziggo Secured Finance Partnership, USD Term Loan E 3.412% 4/15/25	170,000	169,716

	Principal Amount	Value
Electric — 0.3%
Energy Future Intermediate Holding Co. LLC, 2016 DIP Term Loan 4.304% 6/30/17	$1,060,000	$1,058,230

Entertainment — 0.1%
Aristocrat Leisure Limited, 2017 Term Loan B 3.143% 10/20/21	35,514	35,703
UPC Financing Partnership, USD Term Loan AP 3.662% 4/15/25	340,000	340,707

		376,410

Food Service — 0.1%
Aramark Services, Inc., 2017 USD Term Loan B 2.000% 3/28/24	350,000	351,750

Health Care – Services — 0.2%
DaVita HealthCare Partners, Inc., Term Loan B 3.732% 6/24/21	308,414	311,693
HCA, Inc., Term Loan B8 3.232% 2/15/24	349,125	351,932
MPH Acquisition Holdings LLC, 2016 Term Loan B 4.897% 6/07/23	291,873	295,416

		959,041

Holding Company – Diversified — 0.2%
Reynolds Group Holdings, Inc., USD 2017 Term Loan 3.982% 2/05/23	667,541	669,837

Investment Companies — 0.0%
RPI Finance Trust, Term Loan B5 3.647% 10/14/22	34,501	34,561

Lodging — 0.3%
Boyd Gaming Corp., 2017 Term Loan B2 3.947% 9/15/23	360,585	362,330
Four Seasons Holdings, Inc., New 1st Lien Term Loan 4.147% 11/30/23	299,250	302,243
Hilton Worldwide Finance LLC, Term Loan B2 2.982% 10/25/23	378,599	381,222

		1,045,795

Media — 0.5%
CBS Radio, Inc., Term Loan B 4.500% 10/17/23	373,965	377,704
Charter Communications Operating LLC, 2016 Term Loan I Add 3.232% 1/15/24	317,594	318,963

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CSC Holdings LLC, 2016 Term Loan 3.943% 10/11/24	$65,789	$65,605
Numericable U.S. LLC, USD Term Loan B10 4.289% 1/14/25	349,125	349,125
Univision Communications, Inc., Term Loan C5 3.750% 3/15/24	763,554	758,461

		1,869,858

Packaging & Containers — 0.2%
Berry Plastics Group, Inc., Term Loan I 3.524% 10/01/22	284,398	286,056
Berry Plastics Group, Inc., Term Loan J 3.524% 1/19/24	350,000	352,090

		638,146

Pharmaceuticals — 0.1%
DPx Holdings B.V., 2014 USD Incremental Term Loan 4.397% 3/11/21	352,746	352,746
Valeant Pharmaceuticals International, Inc., Term Loan B F1 5.570% 4/01/22	251,008	251,563

		604,309

Retail — 0.6%
1011778 B.C. ULC, Term Loan B3 3.309% 2/16/24	353,963	354,111
Academy, Ltd., 2015 Term Loan B 5.056% 7/01/22	306,143	225,321
Albertsons LLC, USD 2016 Term Loan B4 3.982% 8/22/21	238,802	239,777
Albertsons LLC, USD 2016 Term Loan B6 4.302% 8/22/21	379,050	380,946
Michaels Stores, Inc., 2016 Term Loan B1 3.750% 1/30/23	323,988	322,909
The Neiman Marcus Group, Inc., 2020 Term Loan 4.250% 10/25/20	34,152	27,395
Party City Holdings, Inc., 2016 Term Loan 3.872% 8/19/22	357,031	355,945
Petco Animal Supplies, Inc., 2017 Term Loan B 4.287% 1/26/23	278,392	261,758
PetSmart, Inc., Term Loan B2 4.020% 3/11/22	443,175	422,678

		2,590,840

Software — 0.1%
First Data Corp., 2016 USD Term Loan 3.984% 3/24/21	336,404	338,867

	Principal Amount	Value
Telecommunications — 0.2%
Level 3 Financing, Inc., 2017 Term Loan B 3.227% 2/22/24	$370,000	$370,463
Virgin Media Investment Holdings Limited, USD Term Loan I 3.662% 1/31/25	318,737	319,435

		689,898

Transportation — 0.2%
Air Medical Group Holdings, Inc., Term Loan B 4.250% 4/28/22	157,200	157,052
Flying Fortress, Inc., New Term Loan 3.000% 4/30/20	350,000	352,772
XPO Logistics, Inc., 2017 Term Loan B 3.108% 11/01/21	332,226	333,004

		842,828

TOTAL BANK LOANS (Cost $14,986,154)		14,852,725

CORPORATE DEBT — 23.5%
Advertising — 0.0%
WPP Finance 2010 5.125% 9/07/42	60,000	60,218

Aerospace & Defense — 0.3%
Boeing Capital Corp. 4.700% 10/27/19	150,000	161,433
The Boeing Co. 4.875% 2/15/20	10,000	10,875
The Boeing Co. 6.000% 3/15/19	130,000	140,362
Harris Corp. 5.054% 4/27/45	80,000	87,532
Lockheed Martin Corp. 3.550% 1/15/26	350,000	355,720
Lockheed Martin Corp. 4.500% 5/15/36	60,000	63,722
Raytheon Co. 3.125% 10/15/20	120,000	124,008
United Technologies Corp. 4.500% 6/01/42	100,000	105,836

		1,049,488

Agriculture — 0.5%
Altria Group, Inc. 2.850% 8/09/22	210,000	210,426
Altria Group, Inc. 4.750% 5/05/21	290,000	314,149
Altria Group, Inc. 5.375% 1/31/44	90,000	102,651
Altria Group, Inc. 9.250% 8/06/19	180,000	209,099

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Philip Morris International, Inc. 2.500% 8/22/22	$80,000	$79,042
Philip Morris International, Inc. 2.900% 11/15/21	240,000	242,894
Philip Morris International, Inc. 4.500% 3/20/42	80,000	81,463
Reynolds American, Inc. 3.250% 6/12/20	65,000	66,694
Reynolds American, Inc. 5.850% 8/15/45	370,000	434,530
Reynolds American, Inc. 8.125% 6/23/19	10,000	11,274

		1,752,222

Airlines — 0.1%
Delta Air Lines, Inc., Series 2007-1 Class A 6.821% 2/10/24	175,984	203,261

Auto Manufacturers — 0.4%
Fiat Chrysler Automobiles NV 4.500% 4/15/20	200,000	203,750
Ford Motor Co. 4.750% 1/15/43	140,000	131,527
Ford Motor Credit Co. LLC 8.125% 1/15/20	420,000	482,667
General Motors Co. 6.250% 10/02/43	300,000	330,402
General Motors Financial Co., Inc. 3.250% 5/15/18	20,000	20,275
General Motors Financial Co., Inc. 3.450% 4/10/22	30,000	30,229
General Motors Financial Co., Inc. 4.250% 5/15/23	10,000	10,319
General Motors Financial Co., Inc. 4.350% 1/17/27	60,000	60,522
General Motors Financial Co., Inc. 4.375% 9/25/21	80,000	84,126
Hyundai Capital America (a) 2.125% 10/02/17	70,000	70,108
Toyota Motor Credit Corp. 1.250% 10/05/17	290,000	289,894

		1,713,819

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing Inc 6.625% 10/15/22	210,000	216,300
The Goodyear Tire & Rubber Co. 5.000% 5/31/26	110,000	112,750
The Goodyear Tire & Rubber Co. 5.125% 11/15/23	100,000	104,250

		433,300

	Principal Amount	Value
Banks — 5.9%
Bank of America Corp. 3.300% 1/11/23	$90,000	$90,559
Bank of America Corp. 3.500% 4/19/26	290,000	285,978
Bank of America Corp. 3.875% 8/01/25	250,000	254,432
Bank of America Corp. 4.000% 4/01/24	270,000	279,935
Bank of America Corp. 4.000% 1/22/25	270,000	269,716
Bank of America Corp. 4.125% 1/22/24	290,000	302,916
Bank of America Corp. 4.200% 8/26/24	380,000	386,960
Bank of America Corp. 4.450% 3/03/26	50,000	51,277
Bank of America Corp. 4.875% 4/01/44	220,000	237,279
Bank of America Corp. 5.000% 5/13/21	220,000	238,870
Bank of America Corp. 5.000% 1/21/44	510,000	555,799
Bank of America Corp. 5.625% 7/01/20	210,000	230,316
Bank of America Corp. 5.650% 5/01/18	90,000	93,638
Bank of America Corp. 5.750% 12/01/17	30,000	30,791
Bank of America Corp. 3 mo. USD LIBOR + 3.705%, VRN 6.250% 9/29/49	200,000	210,500
Bank of America Corp. 6.875% 4/25/18	110,000	115,746
Bank of America Corp. 7.625% 6/01/19	40,000	44,592
Barclays Bank PLC (a) 6.050% 12/04/17	130,000	133,397
BNP Paribas SA 2.375% 9/14/17	130,000	130,385
BNP Paribas SA (a) 4.625% 3/13/27	260,000	259,933
Citigroup, Inc. 4.300% 11/20/26	1,070,000	1,080,257
Citigroup, Inc. 4.400% 6/10/25	340,000	346,432
Citigroup, Inc. 4.450% 9/29/27	610,000	617,346
Citigroup, Inc. 4.650% 7/30/45	441,000	459,464
Citigroup, Inc. 4.750% 5/18/46	40,000	39,515

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 5.300% 5/06/44	$16,000	$17,134
Citigroup, Inc. 3 mo. USD LIBOR + 3.466%, VRN 5.350% 12/31/49	100,000	100,000
Citigroup, Inc. 5.500% 9/13/25	170,000	185,854
Citigroup, Inc. 3 mo. USD LIBOR + 4.230%, VRN 5.900% 12/29/49	40,000	41,750
Citigroup, Inc. 3 mo. USD LIBOR + 4.068%, VRN 5.950% 7/29/49	100,000	104,375
Citigroup, Inc. 3 mo. USD LIBOR + 3.905%, VRN 5.950% 12/29/49	500,000	520,630
Citigroup, Inc. 3 mo. USD LIBOR + 3.423%, VRN 6.300% 12/29/49	150,000	156,375
Citigroup, Inc. 6.625% 6/15/32	20,000	24,364
Citigroup, Inc. 8.125% 7/15/39	10,000	14,677
Commonwealth Bank of Australia (a) 5.000% 10/15/19	70,000	74,968
Cooperatieve Rabobank UA 4.375% 8/04/25	280,000	287,197
Cooperatieve Rabobank UA 4.625% 12/01/23	250,000	263,541
Cooperatieve Rabobank UA 5.250% 8/04/45	295,000	318,296
Cooperatieve Rabobank UA 3 mo. USD LIBOR + 10.868%, VRN (a) 11.000% 12/29/49	210,000	245,175
Credit Agricole SA 3 mo. USD LIBOR + 6.982%, VRN (a) 8.375% 10/29/49	480,000	533,400
Credit Suisse Group Funding Guernsey Ltd. 4.875% 5/15/45	260,000	264,559
The Goldman Sachs Capital II 3 mo. USD LIBOR + .768%, VRN 5.793% 12/29/49	18,000	15,058
The Goldman Sachs Group, Inc. 2.375% 1/22/18	70,000	70,384
The Goldman Sachs Group, Inc. 3.500% 11/16/26	200,000	195,523
The Goldman Sachs Group, Inc. 3.850% 7/08/24	90,000	92,190
The Goldman Sachs Group, Inc. 4.000% 3/03/24	100,000	103,679
The Goldman Sachs Group, Inc. 4.250% 10/21/25	260,000	265,020

	Principal Amount	Value
The Goldman Sachs Group, Inc. 4.750% 10/21/45	$180,000	$189,638
The Goldman Sachs Group, Inc. 5.150% 5/22/45	490,000	514,860
The Goldman Sachs Group, Inc. 5.250% 7/27/21	100,000	109,692
The Goldman Sachs Group, Inc. 6.000% 6/15/20	290,000	321,012
The Goldman Sachs Group, Inc. 6.250% 2/01/41	770,000	966,991
The Goldman Sachs Group, Inc. 6.450% 5/01/36	20,000	23,853
The Goldman Sachs Group, Inc. 6.750% 10/01/37	80,000	98,715
HSBC Holdings PLC 3.400% 3/08/21	490,000	501,134
HSBC Holdings PLC 3.900% 5/25/26	370,000	374,938
HSBC Holdings PLC 4.250% 8/18/25	330,000	332,289
HSBC Holdings PLC 6.500% 9/15/37	300,000	369,474
ING Bank NV (a) 5.800% 9/25/23	210,000	233,644
Intesa Sanpaolo SpA (a) 5.017% 6/26/24	450,000	423,329
JP Morgan Chase & Co. 3.625% 5/13/24	80,000	81,816
JP Morgan Chase & Co. 3.875% 9/10/24	300,000	304,075
JP Morgan Chase & Co. 4.250% 10/01/27	70,000	71,717
JP Morgan Chase & Co. 4.350% 8/15/21	40,000	42,808
JP Morgan Chase & Co. 4.950% 6/01/45	290,000	305,533
Mitsubishi UFJ Financial Group, Inc. 2.998% 2/22/22	160,000	161,045
Morgan Stanley 5.500% 7/24/20	200,000	218,342
Nordea Bank AB (a) 4.875% 5/13/21	390,000	416,095
Royal Bank of Scotland Group PLC 6.000% 12/19/23	240,000	253,681
Royal Bank of Scotland Group PLC 6.100% 6/10/23	210,000	223,165
Royal Bank of Scotland Group PLC 6.125% 12/15/22	110,000	116,482
Royal Bank of Scotland NV 4.650% 6/04/18	70,000	71,642
Santander Holdings USA, Inc. 4.500% 7/17/25	50,000	50,925

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Standard Chartered PLC (a) 5.700% 3/26/44	$470,000	$484,631
State Street Corp. STEP 4.956% 3/15/18	280,000	287,924
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	230,000	223,891
UBS Group Funding Jersey Ltd. (a) 4.125% 9/24/25	210,000	213,553
Wachovia Capital Trust III 3 mo. USD LIBOR + .930%, VRN 5.570% 3/29/49	630,000	630,378
Wells Fargo & Co. 3.000% 10/23/26	380,000	363,832
Wells Fargo & Co. 3.450% 2/13/23	120,000	121,095
Wells Fargo & Co. 4.300% 7/22/27	660,000	685,835
Wells Fargo & Co. 4.400% 6/14/46	180,000	174,326
Wells Fargo & Co. 4.480% 1/16/24	991,000	1,055,927
Wells Fargo & Co. 4.600% 4/01/21	40,000	43,003
Wells Fargo & Co. 4.650% 11/04/44	100,000	100,366
Wells Fargo & Co. 4.750% 12/07/46	320,000	326,918
Wells Fargo & Co. 4.900% 11/17/45	290,000	302,362
Wells Fargo & Co. 5.375% 11/02/43	110,000	122,497
Wells Fargo & Co. 3 mo. USD LIBOR + 3.990%, VRN 5.875% 12/29/49	70,000	75,456
Wells Fargo Bank NA 6.000% 11/15/17	250,000	256,755

		22,885,826

Beverages — 1.0%
Anheuser-Busch InBev Finance, Inc. 2.650% 2/01/21	190,000	191,429
Anheuser-Busch InBev Finance, Inc. 3.300% 2/01/23	210,000	213,740
Anheuser-Busch InBev Finance, Inc. 3.650% 2/01/26	780,000	788,736
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	970,000	1,048,302
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	237,199
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	108,100
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	260,000	282,909

	Principal Amount	Value
Cott Holdings, Inc. (a) 5.500% 4/01/25	$150,000	$152,670
Diageo Capital PLC 4.828% 7/15/20	200,000	216,529
Diageo Investment Corp. 2.875% 5/11/22	150,000	152,715
Molson Coors Brewing Co. 3.000% 7/15/26	210,000	199,696
Molson Coors Brewing Co. 3.500% 5/01/22	30,000	30,999
PepsiCo, Inc. 4.000% 3/05/42	50,000	49,716
Pernod Ricard SA (a) 4.450% 1/15/22	250,000	266,129

		3,938,869

Biotechnology — 0.3%
Amgen, Inc. 3.625% 5/22/24	30,000	30,745
Amgen, Inc. 4.663% 6/15/51	34,000	34,021
Celgene Corp. 3.550% 8/15/22	40,000	41,205
Celgene Corp. 3.625% 5/15/24	40,000	40,489
Celgene Corp. 3.875% 8/15/25	10,000	10,221
Celgene Corp. 5.000% 8/15/45	350,000	366,350
Celgene Corp. 5.250% 8/15/43	70,000	73,565
Gilead Sciences, Inc. 3.700% 4/01/24	210,000	215,717
Gilead Sciences, Inc. 4.500% 2/01/45	10,000	9,865
Gilead Sciences, Inc. 4.750% 3/01/46	200,000	203,998

		1,026,176

Chemicals — 0.2%
Equate Petrochemical BV (a) 4.250% 11/03/26	230,000	230,009
OCP SA (a) 4.500% 10/22/25	330,000	325,133
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	50,000	52,982
Westlake Chemical Corp. (a) 4.625% 2/15/21	40,000	41,540
Westlake Chemical Corp. (a) 4.875% 5/15/23	90,000	93,690

		743,354

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Services — 0.1%
Ecolab, Inc. 4.350% 12/08/21	$50,000	$53,990
UBM PLC (a) 5.750% 11/03/20	110,000	115,602
United Rentals North America, Inc. 5.500% 7/15/25	140,000	144,200
United Rentals North America, Inc. 5.875% 9/15/26	90,000	93,825

		407,617

Computers — 0.3%
Apple, Inc. 2.450% 8/04/26	370,000	350,000
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 3.480% 6/01/19	470,000	481,615
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a) 4.420% 6/15/21	400,000	418,298

		1,249,913

Diversified Financial Services — 1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.750% 5/15/19	150,000	154,020
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	160,000	167,721
Ally Financial, Inc. 3.500% 1/27/19	80,000	80,600
Ally Financial, Inc. 7.500% 9/15/20	236,000	265,058
CIT Group Inc 5.000% 8/15/22	180,000	188,437
CIT Group, Inc. 5.000% 8/01/23	40,000	41,700
Federal National Mortgage Association 0.010% 10/09/19	1,460,000	1,393,337
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	215,000	215,930
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	380,000	401,263
HSBC Finance Corp. 6.676% 1/15/21	460,000	519,988
ILFC E-Capital Trust II VRN (a) 4.910% 12/21/65	10,000	9,400
International Lease Finance Corp. 5.875% 8/15/22	70,000	77,971
International Lease Finance Corp. 8.625% 1/15/22	180,000	220,251

	Principal Amount	Value
KKR Group Finance Co. II LLC (a) 5.500% 2/01/43	$20,000	$20,831
Quicken Loans, Inc. (a) 5.750% 5/01/25	90,000	88,425
Synchrony Financial 2.700% 2/03/20	200,000	200,802
UBS Group Funding Switzerland AG (a) 3.491% 5/23/23	500,000	503,227
UBS Group Funding Switzerland AG (a) 4.253% 3/23/28	700,000	710,030
Visa, Inc. 3.150% 12/14/25	490,000	491,694
Visa, Inc. 4.300% 12/14/45	260,000	272,854

		6,023,539

Electric — 0.8%
AES Corp. 4.875% 5/15/23	130,000	129,350
AES Corp. 5.500% 3/15/24	10,000	10,150
AES Corp. 5.500% 4/15/25	90,000	91,125
Berkshire Hathaway Energy Co. 6.500% 9/15/37	110,000	143,096
Duke Energy Corp. 3.750% 4/15/24	100,000	102,855
Exelon Corp. 5.625% 6/15/35	290,000	331,191
FirstEnergy Corp. 2.750% 3/15/18	70,000	70,256
FirstEnergy Corp. 4.250% 3/15/23	310,000	320,340
FirstEnergy Corp. Series C 7.375% 11/15/31	630,000	821,107
Majapahit Holding BV (b) 7.750% 1/20/20	370,000	417,434
Pacific Gas & Electric Co. 5.800% 3/01/37	110,000	135,818
Pacific Gas & Electric Co. 6.050% 3/01/34	520,000	650,996
Pacific Gas & Electric Co. 8.250% 10/15/18	50,000	54,741

		3,278,459

Engineering & Construction — 0.0%
ABB Finance USA, Inc. 4.375% 5/08/42	20,000	20,993

Entertainment — 0.0%
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	40,000	41,300

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Environmental Controls — 0.1%
Waste Management, Inc. 3.500% 5/15/24	$90,000	$93,002
Waste Management, Inc. 4.600% 3/01/21	30,000	32,310
Waste Management, Inc. 7.375% 5/15/29	50,000	65,173

		190,485

Foods — 0.6%
Danone SA (a) 2.077% 11/02/21	250,000	243,291
Danone SA (a) 2.589% 11/02/23	310,000	299,980
Danone SA (a) 2.947% 11/02/26	550,000	525,777
Kraft Heinz Foods Co. 3.500% 6/06/22	170,000	173,898
Kraft Heinz Foods Co. 5.375% 2/10/20	136,000	147,758
Kraft Heinz Foods Co. 3.950% 7/15/25	100,000	101,518
Kraft Heinz Foods Co. 4.375% 6/01/46	120,000	112,608
Kraft Heinz Foods Co. (a) 4.875% 2/15/25	122,000	130,416
Kraft Heinz Foods Co. 5.000% 7/15/35	80,000	83,086
Kraft Heinz Foods Co. 5.000% 6/04/42	40,000	40,720
Kraft Heinz Foods Co. 5.200% 7/15/45	70,000	73,063
The Kroger Co. 6.400% 8/15/17	30,000	30,531
Lamb Weston Holdings, Inc. (a) 4.625% 11/01/24	120,000	122,400
Tyson Foods, Inc. 5.150% 8/15/44	40,000	41,927
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	40,000	40,325
WM Wrigley Jr. Co. (a) 2.900% 10/21/19	130,000	132,318
WM Wrigley Jr. Co. (a) 3.375% 10/21/20	10,000	10,340

		2,309,956

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	130,000	136,178

Health Care – Products — 0.4%
Abbott Laboratories 3.750% 11/30/26	210,000	209,736

	Principal Amount	Value
Abbott Laboratories 4.750% 11/30/36	$140,000	$144,334
Abbott Laboratories 4.900% 11/30/46	160,000	165,739
Becton Dickinson & Co. 3.734% 12/15/24	65,000	66,909
Becton Dickinson & Co. 4.685% 12/15/44	50,000	52,193
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a) 5.500% 4/15/25	10,000	9,200
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a) 5.625% 10/15/23	40,000	38,100
Medtronic, Inc. 3.125% 3/15/22	180,000	184,121
Medtronic, Inc. 3.500% 3/15/25	260,000	266,044
Medtronic, Inc. 4.625% 3/15/45	190,000	204,005
Thermo Fisher Scientific, Inc. 3.600% 8/15/21	90,000	93,411

		1,433,792

Health Care – Services — 0.5%
Aetna, Inc. 2.800% 6/15/23	40,000	39,673
Anthem, Inc. 5.875% 6/15/17	20,000	20,174
Anthem, Inc. 7.000% 2/15/19	50,000	54,391
Anthem, Inc. 3.125% 5/15/22	50,000	50,256
Anthem, Inc. 3.700% 8/15/21	70,000	72,516
Catholic Health Initiatives 4.350% 11/01/42	20,000	17,051
Centene Corp. 4.750% 5/15/22	110,000	113,025
Centene Corp. 4.750% 1/15/25	80,000	80,450
Centene Corp. 6.125% 2/15/24	50,000	53,688
DaVita, Inc. 5.000% 5/01/25	20,000	20,050
Fresenius Medical Care US Finance II, Inc. (a) 4.125% 10/15/20	50,000	50,550
Fresenius Medical Care US Finance II, Inc. (a) 4.750% 10/15/24	70,000	71,050

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Fresenius Medical Care US Finance II, Inc. (a) 5.875% 1/31/22	$50,000	$54,125
HCA, Inc. 5.250% 6/15/26	70,000	73,675
HCA, Inc. 5.875% 3/15/22	190,000	209,000
HCA, Inc. 5.875% 5/01/23	80,000	86,400
HCA, Inc. 6.500% 2/15/20	60,000	65,663
HCA, Inc. 7.500% 2/15/22	40,000	45,750
Humana, Inc. 3.150% 12/01/22	40,000	40,176
Humana, Inc. 3.950% 3/15/27	190,000	194,272
Humana, Inc. 4.625% 12/01/42	70,000	70,894
Humana, Inc. 4.800% 3/15/47	10,000	10,454
Humana, Inc. 4.950% 10/01/44	60,000	62,934
Tenet Healthcare Corp. 8.125% 4/01/22	150,000	156,563
UnitedHealth Group, Inc. 3.750% 7/15/25	50,000	52,216
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	86,341

		1,851,337

Home Builders — 0.1%
NVR, Inc. 3.950% 9/15/22	100,000	103,473
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 5.250% 4/15/21	120,000	123,600

		227,073

Household Products & Wares — 0.0%
Spectrum Brands, Inc. 5.750% 7/15/25	60,000	63,450

Housewares — 0.1%
Newell Brands, Inc. 3.150% 4/01/21	80,000	81,723
Newell Brands, Inc. 3.850% 4/01/23	170,000	175,708
Newell Brands, Inc. 4.200% 4/01/26	140,000	145,704

		403,135

	Principal Amount	Value
Insurance — 0.5%
American International Group, Inc. 3.750% 7/10/25	$210,000	$208,829
American International Group, Inc. 3 mo. USD LIBOR + 2.056%, VRN 6.250% 3/15/87	234,000	238,680
Chubb INA Holdings, Inc. 2.300% 11/03/20	70,000	70,251
Chubb INA Holdings, Inc. 3.350% 5/03/26	80,000	80,957
Chubb INA Holdings, Inc. 4.350% 11/03/45	230,000	242,796
MetLife Capital Trust IV (a) 7.875% 12/15/37	200,000	246,000
MetLife, Inc. 6.400% 12/15/36	190,000	208,525
Teachers Insurance & Annuity Association of America (a) 4.900% 9/15/44	200,000	216,288
Teachers Insurance & Annuity Association of America (a) 6.850% 12/16/39	260,000	343,677
Voya Financial, Inc. STEP 2.900% 2/15/18	31,000	31,282
Voya Financial, Inc. 5.700% 7/15/43	160,000	177,302

		2,064,587

Internet — 0.1%
Amazon.com, Inc. 4.950% 12/05/44	180,000	203,338
Netflix, Inc. 5.875% 2/15/25	50,000	53,750

		257,088

Iron & Steel — 0.1%
ArcelorMittal STEP 7.000% 2/25/22	50,000	56,869
ArcelorMittal STEP 7.750% 10/15/39	60,000	68,100
Steel Dynamics, Inc. 6.375% 8/15/22	60,000	62,475
Vale Overseas Ltd. 6.875% 11/21/36	361,000	388,111

		575,555

Leisure Time — 0.0%
NCL Corp. Ltd. (a) 4.625% 11/15/20	140,000	142,975
NCL Corp. Ltd. (a) 4.750% 12/15/21	40,000	40,600

		183,575

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lodging — 0.1%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. (a) 4.875% 4/01/27	$190,000	$191,900

Machinery – Diversified — 0.0%
John Deere Capital Corp. 1.700% 1/15/20	40,000	39,712
John Deere Capital Corp. 2.250% 4/17/19	100,000	100,967

		140,679

Media — 0.9%
21st Century Fox America, Inc. 6.200% 12/15/34	20,000	23,581
21st Century Fox America, Inc. 6.650% 11/15/37	30,000	37,555
Altice Financing SA (a) 6.625% 2/15/23	200,000	208,200
CCO Holdings LLC/CCO Holdings Capital Corp. (a) 5.125% 5/01/27	110,000	110,550
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% 7/23/25	60,000	63,400
Comcast Corp. 3.375% 8/15/25	170,000	171,527
Comcast Corp. 4.200% 8/15/34	160,000	163,144
Comcast Corp. 4.250% 1/15/33	20,000	20,591
Comcast Corp. 6.400% 3/01/40	70,000	89,792
Comcast Corp. 6.950% 8/15/37	70,000	93,912
DISH DBS Corp. 5.875% 7/15/22	80,000	84,050
DISH DBS Corp. 5.875% 11/15/24	410,000	430,603
NBCUniversal Media LLC 4.375% 4/01/21	170,000	182,579
SFR Group SA (a) 7.375% 5/01/26	320,000	329,600
Time Warner Cable, Inc. 4.125% 2/15/21	140,000	145,646
Time Warner Cable, Inc. 5.875% 11/15/40	200,000	212,312
Time Warner Cable, Inc. 6.550% 5/01/37	10,000	11,467
Time Warner Cable, Inc. 6.750% 6/15/39	120,000	138,612

	Principal Amount	Value
Time Warner Cable, Inc. 7.300% 7/01/38	$210,000	$260,225
Time Warner Cable, Inc. 8.250% 4/01/19	230,000	256,419
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	26,686
Time Warner, Inc. 4.750% 3/29/21	200,000	214,697
Time Warner, Inc. 6.250% 3/29/41	20,000	22,967
Viacom, Inc. 3.875% 4/01/24	30,000	30,068
Viacom, Inc. 4.250% 9/01/23	50,000	51,485

		3,379,668

Mining — 0.7%
Barrick Gold Corp. 4.100% 5/01/23	54,000	57,900
Barrick Gold Corp. 5.250% 4/01/42	40,000	43,491
Barrick Gold Corp. 6.950% 4/01/19	61,000	66,928
Barrick North America Finance LLC 4.400% 5/30/21	44,000	47,165
Barrick North America Finance LLC 5.700% 5/30/41	180,000	203,650
Barrick North America Finance LLC 5.750% 5/01/43	210,000	243,365
BHP Billiton Finance USA Ltd. 2.875% 2/24/22	32,000	32,494
BHP Billiton Finance USA Ltd. 5.000% 9/30/43	130,000	145,580
BHP Billiton Finance USA Ltd. USD 5 year swap rate + 5.093%, VRN (a) 6.750% 10/19/75	500,000	565,500
FMG Resources August 2006 Pty Ltd. (a) 9.750% 3/01/22	30,000	34,388
Freeport-McMoRan, Inc. 4.000% 11/14/21	170,000	164,050
Freeport-McMoRan, Inc. 5.450% 3/15/43	80,000	67,700
Freeport-McMoRan, Inc. (a) 6.500% 11/15/20	26,000	26,585
Freeport-McMoRan, Inc. (a) 6.875% 2/15/23	36,000	37,170
Glencore Finance Canada Ltd. STEP (a) 2.700% 10/25/17	320,000	321,283
Glencore Funding LLC (a) 4.000% 3/27/27	260,000	256,683
Glencore Funding LLC (a) 4.125% 5/30/23	170,000	173,279

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rio Tinto Finance USA Ltd. 3.750% 9/20/21	$20,000	$20,979
Southern Copper Corp. 5.250% 11/08/42	400,000	392,101

		2,900,291

Miscellaneous – Manufacturing — 0.3%
Eaton Corp. 1.500% 11/02/17	70,000	69,991
Eaton Corp. 2.750% 11/02/22	570,000	566,029
General Electric Co. 4.375% 9/16/20	10,000	10,748
General Electric Co. 4.500% 3/11/44	60,000	64,548
General Electric Co. 4.650% 10/17/21	170,000	186,603
General Electric Co. 5.300% 2/11/21	75,000	83,050
General Electric Co. 5.875% 1/14/38	86,000	108,545
General Electric Co. 6.875% 1/10/39	156,000	221,522

		1,311,036

Oil & Gas — 3.1%
Anadarko Petroleum Corp. 4.850% 3/15/21	390,000	417,204
Anadarko Petroleum Corp. 5.550% 3/15/26	20,000	22,196
Anadarko Petroleum Corp. 6.450% 9/15/36	60,000	70,817
Anadarko Petroleum Corp. 6.600% 3/15/46	430,000	520,183
Antero Resources Corp. 5.375% 11/01/21	10,000	10,271
Apache Corp. 4.250% 1/15/44	160,000	150,080
Apache Corp. 4.750% 4/15/43	90,000	89,841
Apache Corp. 5.100% 9/01/40	460,000	473,313
Apache Corp. 6.000% 1/15/37	30,000	33,939
BP Capital Markets PLC 3.119% 5/04/26	290,000	283,795
BP Capital Markets PLC 3.216% 11/28/23	300,000	301,537
BP Capital Markets PLC 3.506% 3/17/25	220,000	221,360
BP Capital Markets PLC 3.561% 11/01/21	20,000	20,824

	Principal Amount	Value
BP Capital Markets PLC 3.588% 4/14/27	$230,000	$231,549
Chesapeake Energy Corp. 5.750% 3/15/23	20,000	18,200
Chevron Corp. 2.954% 5/16/26	380,000	375,453
CNOOC Finance 2015 USA LLC 3.500% 5/05/25	550,000	544,312
ConocoPhillips Holding Co. 6.950% 4/15/29	125,000	161,518
Continental Resources, Inc. 4.500% 4/15/23	10,000	9,731
Devon Energy Corp. 3.250% 5/15/22	100,000	99,063
Devon Energy Corp. 5.000% 6/15/45	330,000	331,100
Devon Energy Corp. 5.600% 7/15/41	400,000	423,018
Devon Energy Corp. 5.850% 12/15/25	170,000	194,992
Devon Financing Co. LLC 7.875% 9/30/31	60,000	77,495
Ecopetrol SA 5.875% 5/28/45	530,000	482,300
Ensco PLC 8.000% 1/31/24	115,000	116,437
EOG Resources, Inc. 4.150% 1/15/26	120,000	125,363
Exxon Mobil Corp. 3.043% 3/01/26	240,000	239,973
Exxon Mobil Corp. 4.114% 3/01/46	70,000	71,963
Kerr-McGee Corp. 6.950% 7/01/24	230,000	271,533
Kerr-McGee Corp. 7.875% 9/15/31	130,000	166,616
Noble Energy, Inc. 5.250% 11/15/43	120,000	124,787
Noble Energy, Inc. 8.250% 3/01/19	300,000	333,718
Occidental Petroleum Corp. 3.000% 2/15/27	130,000	125,062
Occidental Petroleum Corp. 3.125% 2/15/22	120,000	122,483
Occidental Petroleum Corp. 3.400% 4/15/26	170,000	169,672
Occidental Petroleum Corp. 4.100% 2/15/47	170,000	164,065
Occidental Petroleum Corp. 4.400% 4/15/46	50,000	50,707
Occidental Petroleum Corp. 4.625% 6/15/45	80,000	83,629

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Petrobras Global Finance BV 5.375% 1/27/21	$660,000	$677,490
Petrobras Global Finance BV 6.125% 1/17/22	260,000	272,870
Petrobras Global Finance BV 6.250% 3/17/24	332,000	340,466
Petrobras Global Finance BV 7.375% 1/17/27	260,000	274,872
Petroleos Mexicanos 6.375% 1/23/45	220,000	214,548
Petroleos Mexicanos 6.625% 6/15/35	353,000	363,625
Petroleos Mexicanos 6.875% 8/04/26	160,000	177,600
QEP Resources, Inc. 6.875% 3/01/21	170,000	180,625
Range Resources Corp. 4.875% 5/15/25	40,000	38,300
Range Resources Corp. (a) 5.000% 3/15/23	200,000	197,000
Shell International Finance BV 2.875% 5/10/26	380,000	369,504
Shell International Finance BV 4.000% 5/10/46	60,000	57,433
Shell International Finance BV 4.375% 3/25/20	210,000	223,765
Shell International Finance BV 4.375% 5/11/45	190,000	192,680
Shell International Finance BV 4.550% 8/12/43	100,000	103,819
Sinopec Group Overseas Development 2014 Ltd. (a) 4.375% 4/10/24	330,000	348,493
SM Energy Co. 5.000% 1/15/24	20,000	18,900
Whiting Petroleum Corp. 5.750% 3/15/21	10,000	9,900
Whiting Petroleum Corp. 6.250% 4/01/23	200,000	199,000
WPX Energy, Inc. 8.250% 8/01/23	30,000	33,375

		12,024,364

Oil & Gas Services — 0.3%
Baker Hughes, Inc. 3.200% 8/15/21	55,000	56,342
Halliburton Co. 3.800% 11/15/25	240,000	243,023
Halliburton Co. 4.850% 11/15/35	30,000	31,676
Halliburton Co. 5.000% 11/15/45	420,000	442,509

	Principal Amount	Value
Schlumberger Holdings Corp. (a) 3.000% 12/21/20	$190,000	$194,280
Schlumberger Holdings Corp. (a) 4.000% 12/21/25	150,000	156,327
Schlumberger Norge AS (a) 4.200% 1/15/21	10,000	10,612
SESI LLC 7.125% 12/15/21	20,000	20,250

		1,155,019

Packaging & Containers — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 5.750% 10/15/20	10,000	10,288
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC STEP 6.875% 2/15/21	97,220	99,894
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (a) 5.125% 7/15/23	60,000	61,650
WestRock RKT Co. 3.500% 3/01/20	80,000	82,106
WestRock RKT Co. 4.000% 3/01/23	30,000	30,965

		284,903

Pharmaceuticals — 0.6%
AbbVie, Inc. 2.900% 11/06/22	80,000	79,700
AbbVie, Inc. 3.600% 5/14/25	130,000	130,025
Actavis Funding SCS 3.450% 3/15/22	30,000	30,632
Actavis Funding SCS 3.800% 3/15/25	180,000	181,642
Actavis Funding SCS 4.550% 3/15/35	30,000	30,082
Actavis Funding SCS 4.750% 3/15/45	310,000	311,327
GlaxoSmithKline Capital PLC 2.850% 5/08/22	180,000	181,567
Johnson & Johnson 3.625% 3/03/37	690,000	684,256
Merck & Co., Inc. 2.750% 2/10/25	120,000	118,463
Valeant Pharmaceuticals International, Inc. (a) 5.375% 3/15/20	40,000	35,800
Valeant Pharmaceuticals International, Inc. (a) 6.500% 3/15/22	80,000	82,300

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Valeant Pharmaceuticals International, Inc. (a) 7.000% 3/15/24	$90,000	$92,362
Valeant Pharmaceuticals International, Inc. (a) 7.500% 7/15/21	270,000	236,587

		2,194,743

Pipelines — 0.5%
El Paso Natural Gas Co. LLC 8.375% 6/15/32	289,000	363,949
Enterprise Products Operating LLC 5.700% 2/15/42	40,000	44,680
Kinder Morgan Energy Partners LP 3.500% 9/01/23	120,000	118,106
Kinder Morgan, Inc. 5.300% 12/01/34	90,000	90,321
MPLX LP 4.875% 12/01/24	150,000	157,790
MPLX LP 4.875% 6/01/25	140,000	146,647
Regency Energy Partners LP/Regency Energy Finance Corp. 4.500% 11/01/23	30,000	30,784
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/01/22	100,000	109,909
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500% 7/15/21	28,000	28,929
Southern Natural Gas Co. LLC 8.000% 3/01/32	5,000	6,669
Transcontinental Gas Pipe Line Co. LLC 7.850% 2/01/26	280,000	359,532
The Williams Cos., Inc. 7.500% 1/15/31	240,000	279,600
Williams Partners LP/ACMP Finance Corp. 4.875% 5/15/23	140,000	144,550
Williams Partners LP/ACMP Finance Corp. 4.875% 3/15/24	70,000	72,006

		1,953,472

Real Estate Investment Trusts (REITS) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 3.750% 9/17/24	220,000	222,537
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 4.750% 9/17/44	250,000	244,139

		466,676

	Principal Amount	Value
Retail — 0.5%
1011778 B.C. ULC/New Red Finance, Inc. (a) 6.000% 4/01/22	$110,000	$114,125
CVS Health Corp. 2.750% 12/01/22	120,000	118,720
CVS Health Corp. 3.875% 7/20/25	124,000	127,763
CVS Health Corp. 5.125% 7/20/45	350,000	386,154
CVS Pass-Through Trust (a) 5.298% 1/11/27	9,524	10,286
CVS Pass-Through Trust 5.880% 1/10/28	103,870	116,468
CVS Pass-Through Trust 6.036% 12/10/28	89,441	100,538
CVS Pass-Through Trust 6.943% 1/10/30	75,293	89,548
Dollar Tree, Inc. 5.750% 3/01/23	130,000	138,450
McDonald’s Corp. 3.500% 3/01/27	320,000	320,688
McDonald’s Corp. 3.700% 1/30/26	200,000	204,560
QVC, Inc. 5.950% 3/15/43	10,000	9,243
The TJX Cos., Inc. 2.250% 9/15/26	30,000	27,550
Wal-Mart Stores, Inc. 6.200% 4/15/38	50,000	64,999
Walgreens Boots Alliance, Inc. 3.450% 6/01/26	260,000	254,217

		2,083,309

Semiconductors — 0.0%
Intel Corp. 3.700% 7/29/25	70,000	73,184
Intel Corp. 4.900% 7/29/45	50,000	56,064
Micron Technology, Inc. (a) 5.625% 1/15/26	20,000	21,050
National Semiconductor Corp. 6.600% 6/15/17	30,000	30,319

		180,617

Software — 0.7%
Activision Blizzard, Inc. (a) 6.125% 9/15/23	40,000	43,300
First Data Corp. (a) 5.750% 1/15/24	170,000	175,355
First Data Corp. (a) 7.000% 12/01/23	130,000	139,425
Microsoft Corp. 2.400% 8/08/26	620,000	586,625

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Microsoft Corp. 2.700% 2/12/25	$100,000	$98,268
Microsoft Corp. 2.875% 2/06/24	380,000	382,442
Microsoft Corp. 3.300% 2/06/27	690,000	700,589
Microsoft Corp. 3.950% 8/08/56	100,000	93,457
Microsoft Corp. 4.100% 2/06/37	170,000	175,449
Microsoft Corp. 4.500% 2/06/57	180,000	185,307
Oracle Corp. 1.200% 10/15/17	260,000	259,932

		2,840,149

Telecommunications — 1.5%
America Movil SAB de CV 5.000% 3/30/20	100,000	107,187
America Movil SAB de CV 5.625% 11/15/17	160,000	163,759
AT&T, Inc. 3.000% 2/15/22	60,000	59,862
AT&T, Inc. 3.400% 5/15/25	600,000	579,556
AT&T, Inc. 4.250% 3/01/27	600,000	606,647
AT&T, Inc. 4.350% 6/15/45	150,000	132,027
AT&T, Inc. 4.500% 3/09/48	166,000	147,614
AT&T, Inc. 5.500% 2/01/18	30,000	30,932
AT&T, Inc. 5.800% 2/15/19	200,000	213,568
Bharti Airtel Ltd. (a) 4.375% 6/10/25	440,000	439,683
CommScope Technologies LLC (a) 5.000% 3/15/27	90,000	89,860
Qwest Corp. 6.875% 9/15/33	85,000	84,640
Rogers Communications, Inc. 6.800% 8/15/18	120,000	128,078
Sprint Capital Corp. 8.750% 3/15/32	40,000	48,100
Sprint Corp. 7.250% 9/15/21	80,000	86,360
Sprint Corp. 7.625% 2/15/25	420,000	458,850
Sprint Corp. 7.875% 9/15/23	30,000	33,225
Telefonica Emisiones SAU 5.877% 7/15/19	80,000	86,415

	Principal Amount	Value
Telefonica Emisiones SAU 6.221% 7/03/17	$60,000	$60,660
Verizon Communications, Inc. 2.625% 8/15/26	40,000	36,526
Verizon Communications, Inc. 4.125% 3/16/27	1,670,000	1,698,291
Verizon Communications, Inc. 4.500% 9/15/20	20,000	21,288
Verizon Communications, Inc. 5.150% 9/15/23	80,000	88,048
Verizon Communications, Inc. 5.250% 3/16/37	80,000	82,710
Verizon Communications, Inc. 5.500% 3/16/47	110,000	115,296
West Corp. (a) 4.750% 7/15/21	60,000	61,050
West Corp. (a) 5.375% 7/15/22	160,000	157,200

		5,817,432

Textiles — 0.1%
Cintas Corp. No 2 2.900% 4/01/22	160,000	161,866
Cintas Corp. No 2 3.700% 4/01/27	180,000	183,928

		345,794

Trucking & Leasing — 0.0%
Park Aerospace Holdings Ltd. (a) 5.250% 8/15/22	50,000	52,000
Park Aerospace Holdings Ltd. (a) 5.500% 2/15/24	80,000	83,200

		135,200

TOTAL CORPORATE DEBT (Cost $88,939,660)		91,929,817

MUNICIPAL OBLIGATIONS — 0.1%
Northeast Ohio Regional Sewer District 5.000% 11/15/43	50,000	55,663
State of California 5.000% 4/01/42	70,000	77,295
State of California 5.000% 11/01/43	50,000	55,892

		188,850

TOTAL MUNICIPAL OBLIGATIONS (Cost $173,256)		188,850

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.4%
Agency Collateral CMO — 0.1%
Federal National Mortgage Association, Series 2016-60, Class QS, 1 mo. LIBOR + 6.100%, FRN 5.118% 9/25/46	$536,920	$93,081
Government National Mortgage Association, Series 2016-84, Class IG 4.500% 11/16/45	781,977	149,650
Government National Mortgage Association, Series 2016-135, Class SB, 1 mo. LIBOR + 6.100%, FRN 5.172% 10/16/46	188,106	45,229

		287,960

Automobile ABS — 0.3%
Hertz, Series 2015-1A, Class B (a) 3.520% 3/25/21	500,000	502,713
Hertz, Series 2015-1A, Class C (a) 4.350% 3/25/21	250,000	246,165
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 (a) 1.830% 8/25/19	120,000	119,621
Hertz Vehicle Financing LLC, Series 2015-1A, Class A (a) 2.730% 3/25/21	250,000	249,623

		1,118,122

Commercial MBS — 5.5%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AJ, VRN 5.708% 4/10/49	150,000	149,902
Banc of America Merrill Lynch Trust, Series 2016-GG10, Class AJA, VRN (a) 5.988% 7/10/17	790,404	586,079
BBCCRE Trust, Series 2015-GTP, Class E, VRN (a) 4.563% 8/10/33	1,020,000	884,092
CD Mortgage Trust, Series 2017-CD3, Class A4 3.631% 2/10/50	400,000	414,130
CD Mortgage Trust, Series 2006-CD2, Class AJ, VRN 5.704% 1/15/46	97,747	84,160
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class D (a) 3.110% 4/10/48	400,000	285,710
Citigroup Commercial Mortgage Trust (c) 3.250% 4/14/50	490,000	389,474
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class AS 3.571% 2/10/48	390,000	395,939

	Principal Amount	Value
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A5, VRN 3.720% 12/10/49	$310,000	$320,222
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class E, VRN (a) 4.402% 3/10/47	270,000	197,009
COMM Mortgage Trust, Series 2012-CR1, Class XA, VRN 1.910% 5/15/45	1,878,553	146,035
COMM Mortgage Trust, Series 2013-LC13, Class E, VRN (a) 3.719% 8/10/46	440,000	283,934
COMM Mortgage Trust, Series 2013-CR9, Class E, VRN (a) 4.256% 7/10/45	280,000	189,899
COMM Mortgage Trust, Series 2015-LC19, Class C, VRN 4.263% 2/10/48	120,000	121,672
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ 5.373% 12/15/39	143,915	135,500
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM, VRN 5.869% 9/15/40	80,000	76,285
Credit Suisse Mortgage Trust, Series 2015-GLPA, Class A (a) 3.881% 11/15/37	140,000	146,763
Credit Suisse Mortgage Trust, Series 2014-USA, Class A2 (a) 3.953% 9/15/37	190,000	194,817
Credit Suisse Mortgage Trust, Series 2014-USA, Class F (a) 4.373% 9/15/37	230,000	186,050
Credit Suisse Mortgage Trust, Series 2014-USA, Class E (a) 4.373% 9/15/37	240,000	206,189
Credit Suisse Mortgage Trust, Series 2014-TIKI, Class F, 1 mo. LIBOR + 3.823%, FRN (a) 4.735% 9/15/38	400,000	397,262
Credit Suisse Mortgage Trust, Series 2015, Class TF, 1 mo. LIBOR + 4.143%, FRN (a) 5.055% 3/15/28	270,000	256,500
Credit Suisse Mortgage Trust, Series 2015, Class F, 1 mo. LIBOR + 4.500%, FRN (a) 5.412% 3/15/28	260,000	259,361
Credit Suisse Mortgage Trust, Series 2015-SAMZ, Class MZ, 1 mo. LIBOR + 5.736%, FRN (a) 6.648% 8/15/22	1,000,000	1,010,001

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
EQTY Mortgage Trust, Series 2014-INNS, Class D, 1 mo. LIBOR + 2.350%, FRN (a) 3.197% 5/08/31	$190,000	$189,429
FREMF Mortgage Trust, Series 2012-K20, Class X2A (a) 0.200% 5/25/45	3,421,901	27,906
GE Business Loan Trust, Series 2005-2A, Class B, 1 mo. LIBOR + .500%, FRN (a) 1.412% 11/15/33	97,683	91,718
GE Business Loan Trust, Series 2006-2A, Class D, 1 mo. LIBOR + .750%, FRN (a) 1.662% 11/15/34	178,351	159,693
GE Commercial Mortgage Corp., Series 2007-C1, Class AJ, VRN 5.677% 12/10/49	60,000	34,729
Government National Mortgage Association, Series 2012-144, Class IO, VRN 0.476% 1/16/53	7,643,083	289,847
GS Mortgage Securities Corp. II, Series 2015-GC30, Class D 3.384% 5/10/50	310,000	219,145
GS Mortgage Securities Corp. II, Series 2015-GC30, Class AS, VRN 3.777% 5/10/50	280,000	288,047
GS Mortgage Securities Corp. Trust, Series 2017-485L, Class A (a) 3.721% 2/10/37	330,000	338,873
GS Mortgage Securities Corp. Trust, Series 2016-ICE2, Class E, 1 mo. LIBOR + 8.500%, FRN (a) 9.412% 2/15/33	310,000	322,183
GS Mortgage Securities Trust, Series 2011-GC5, Class XA, VRN (a) 1.364% 8/10/44	502,931	24,492
GS Mortgage Securities Trust, Series 2016-GS3, Class A4 2.850% 10/10/49	320,000	309,737
GS Mortgage Securities Trust, Series 2017-GS5, Class C, VRN 4.299% 3/10/50	370,000	378,567
GS Mortgage Securities Trust, Series 2015-GC28, Class C, VRN 4.328% 2/10/48	270,000	251,880
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ 5.622% 11/10/39	161,935	152,226
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A (a) 2.835% 8/10/38	320,000	308,688

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5 2.870% 8/15/49	$460,000	$444,497
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, VRN 3.648% 12/15/49	310,000	318,498
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM 5.372% 5/15/47	123,159	123,531
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AJ 5.411% 5/15/47	540,000	370,258
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AJFX (a) 5.438% 1/15/49	600,000	234,551
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ, VRN 5.502% 6/12/47	370,000	319,789
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AJ, VRN 5.503% 1/15/49	520,000	177,450
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, VRN 1.186% 4/15/47	2,527,820	87,994
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3 3.801% 8/15/48	60,000	62,270
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS 3.997% 8/15/47	250,000	258,936
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class B, VRN 4.618% 8/15/48	260,000	259,823
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B, VRN 4.887% 1/15/47	30,000	32,221
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A2, VRN (a) 2.729% 4/20/48	668,791	677,078
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A3, VRN (a) 3.127% 4/20/48	707,000	708,070
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ, VRN 6.182% 9/12/49	260,000	200,260

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class E (a) 3.012% 3/15/48	$390,000	$247,724
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class A5 3.102% 11/15/49	320,000	315,172
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class E, VRN (a) 4.648% 11/15/45	150,000	142,337
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4 3.049% 11/15/49	350,000	343,699
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class AJ 5.399% 12/15/43	150,294	121,643
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AJ 5.438% 3/15/44	570,000	538,500
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class AJ, VRN 5.942% 6/11/49	340,000	320,169
Motel 6 Trust, Series 2015-MTL6, Class F (a) 5.000% 2/05/30	630,000	617,094
One Market Plaza Trust, Series 2017-1MKT, Class A (a) 3.614% 2/10/32	850,000	879,227
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A, (Acquired 9/08/15, Cost $1,207,744), VRN (a) (d) 4.104% 9/14/22	606,341	594,726
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5 3.184% 4/15/50	430,000	427,797
Wells Fargo Commercial Mortgage Trust, Series 2015-NXSI, Class AS 3.406% 5/15/48	330,000	331,456
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class B, VRN 3.658% 5/15/48	290,000	292,550
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class C, VRN 4.176% 7/15/48	370,000	361,081
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, VRN 4.296% 7/15/46	140,000	146,464
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class C, VRN 4.495% 12/15/49	320,000	320,532
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS 3.931% 11/15/47	190,000	198,540

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, VRN 4.204% 11/15/47	$190,000	$192,980
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C, VRN 4.290% 11/15/47	190,000	177,208

		21,548,270

Home Equity ABS — 1.2%
ACE Securities Corp., Series 2005-HE3, Class M4, 1 mo. USD LIBOR + .945%, FRN 1.927% 5/25/35	1,020,000	749,812
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE7, Class 2A3, 1 mo. USD LIBOR + .250%, FRN 1.232% 8/25/36	1,782,402	1,266,926
GSAA Home Equity Trust, Series 2006-19, Class A3A, 1 mo. USD LIBOR + .240%, FRN 1.222% 12/25/36	897,173	513,788
GSAA Trust, Series 2006-5, Class 2A3, 1 mo. USD LIBOR + .270%, FRN 1.252% 3/25/36	653,521	441,485
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A4, STEP 5.860% 1/25/37	1,930,000	1,825,239

		4,797,250

Manufactured Housing ABS — 0.2%
Greenpoint Manufactured Housing, Series 2001-2, Class IA2, 28 day ARS + 0.000%, FRN 4.358% 2/20/32	150,000	137,235
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2, 28 day ARS + 0.000%, FRN 4.391% 3/13/32	200,000	182,436
Greenpoint Manufactured Housing, Series 1999-2, Class A2, 1 mo. USD LIBOR + 3.500%, FRN 4.412% 3/18/29	200,000	185,874
Greenpoint Manufactured Housing, Series 1999-4, Class A2, 1 mo. USD LIBOR + 3.500%, FRN 4.412% 2/20/30	75,000	68,502
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2, FRN 4.890% 6/19/29	75,000	69,910

		643,957

Other ABS — 0.9%
Ameriquest Mortgage Securities, Inc., Series 2004-R7, Class M3, 1 mo. USD LIBOR + 1.020%, FRN 2.002% 8/25/34	645,369	588,171

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Community Funding CLO Ltd., Series 2015-1A, Class A, (Acquired 10/01/15, Cost $690,000), STEP (a) (d) 5.750% 11/01/27	$690,000	$642,056
Consumer Credit Origination Loan Trust, Series 2015-1, Class A (a) 2.820% 3/15/21	1,820	1,831
HSI Asset Securitization Corp., Series 2005-II, Class 2A4, 1 mo. USD LIBOR + .390%, FRN 1.372% 11/25/35	2,400,000	1,936,260
United States Small Business Administration, Series 2015-20D, Class 1 2.510% 4/01/35	136,855	136,024

		3,304,342

Other Mortgage Securities — 0.5%
Credit Suisse Mortgage Capital Certificates, Series 2015-4R, Class 3A3, 1 mo. LIBOR + .310%, FRN (a) 1.081% 10/27/36	880,000	395,226
Morgan Stanley Resecuritization Trust, Series 2015-R6, Class 1B, 1 mo. USD LIBOR + .260%, FRN (a) 1.038% 7/26/45	1,419,105	626,225
Nomura Resecuritization Trust, Series 2015-6R, Class 3A2, 1 mo. USD LIBOR + .190%, FRN (a) 0.968% 5/26/46	1,090,000	1,027,515

		2,048,966

Student Loans ABS — 0.7%
National Collegiate Student Loan, Series 2007-4, Class A3L, 1 mo. USD LIBOR + .850%, FRN 1.832% 3/25/38	1,856,443	1,070,925
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500%, FRN (a) 3.412% 1/15/43	235,000	245,594
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1 (a) 3.500% 10/28/29	101,461	99,065
SLM Student Loan Trust, Series 2006-1, Class A5, 3 mo. USD LIBOR + .110%, FRN 1.148% 7/26/21	820,000	806,094
SLM Student Loan Trust, Series 2008-5, Class A4, 3 mo. USD LIBOR + 1.700%, FRN 2.738% 7/25/23	567,700	580,051

		2,801,729

	Principal Amount	Value
WL Collateral CMO — 3.0%
Alternative Loan Trust, Series 2005-36, Class 3A1, VRN 3.015% 8/25/35	$533,784	$439,565
Alternative Loan Trust, Series 2004-28CB, Class 2A7 5.750% 1/25/35	225,682	229,054
BCAP LLC Trust, Series 2010-RR6, Class 1212 (a) 5.500% 2/26/35	81,618	80,979
Bear Stearns ALT-A Trust, Series 2004-7, Class 2A1, VRN 3.196% 8/25/34	167,169	174,106
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC8, Class A3, 1 mo. USD LIBOR + 7.650%, FRN 6.668% 11/25/35	1,250,360	357,238
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4, 1 mo. USD LIBOR + .350%, FRN 1.332% 5/25/37	2,665,471	1,300,060
Credit Suisse Mortgage Capital Certificates, Series 2015-2R, Class 7A2, VRN (a) 3.029% 8/27/36	2,450,501	1,914,424
GSMSC Resecuritization Trust, Series 2014-2R, Class 3B, 1 mo. USD LIBOR + .610%, FRN (a) 1.388% 11/26/37	1,220,000	757,496
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, VRN 3.288% 10/25/35	149,517	128,425
HarborView Mortgage Loan Trust, Series 2006-2, Class 1A, VRN 3.420% 2/25/36	83,157	67,993
Lehman Mortgage Trust, Series 2007-4, Class 2A2, 1 mo. USD LIBOR + 6.670%, FRN 5.688% 5/25/37	1,606,723	400,494
Lehman Mortgage Trust, Series 2007-2, Class 2A12, 1 mo. USD LIBOR + 6.690%, FRN 5.708% 2/25/37	590,505	149,840
Lehman Mortgage Trust, Series 2006-8, Class 4A2, 1 mo. USD LIBOR + 7.750%, FRN 6.768% 12/25/36	391,330	96,296
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4, VRN 2.765% 9/25/33	444,134	450,377

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Resecuritization Trust, Series 2015-R3, Class 7A2, 12 mo. MTA + .770%, FRN (a) 1.384% 4/26/47	$300,000	$266,917
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (a) 5.500% 5/25/35	91,419	92,068
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (a) 6.000% 5/25/35	26,194	26,428
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (a) 6.000% 5/25/35	955,074	934,567
RALI Series Trust, Series 2006-QS7, Class A5, 1 mo. USD LIBOR + 5.600%, FRN 4.618% 6/25/36	724,246	107,553
RBSSP Resecuritization Trust, Series 2013-4, Class 1A2, 1 mo. USD LIBOR + 1.500%, FRN (a) 1.946% 12/26/37	1,921,638	1,189,246
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1, VRN 3.291% 8/25/36	465,971	385,045
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1, 12 mo. MTA + 2.150%, FRN 2.788% 3/25/46	476,070	422,152
Towd Point Mortgage Funding Vantage PLC, Series 2016-V1A, Class A1, 3 mo. GBP LIBOR + 1.200%, FRN GBP (a) (e) 1.556% 2/20/54	452,266	565,360
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1, 1 mo. USD LIBOR + .260%, FRN 1.242% 11/25/45	163,936	156,352
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 12 mo. MTA + .960%, FRN 1.598% 8/25/46	492,969	355,952
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 2A3, VRN 2.660% 11/25/36	821,872	746,026

		11,794,013

	Principal Amount	Value
WL Collateral PAC — 0.0%
Countrywide Alternative Loan Trust, Series 2006-18CB, Class A6, 1 mo. USD LIBOR + 28.600%, FRN 24.673% 7/25/36	$92,447	$132,279

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $48,390,717)		48,476,888

SOVEREIGN DEBT OBLIGATIONS — 4.2%
Argentine Bonos del Tesoro ARS (e) 18.200% 10/03/21	12,470,000	794,609
Argentine Republic Government International Bond (a) 5.625% 1/26/22	770,000	788,480
Argentine Republic Government International Bond (a) 6.875% 4/22/21	220,000	236,280
Argentine Republic Government International Bond (a) 7.125% 7/06/36	220,000	212,960
Argentine Republic Government International Bond (a) 7.500% 4/22/26	170,000	180,710
Brazil Government International Bond 5.000% 1/27/45	200,000	178,000
Brazil Government International Bond 5.625% 1/07/41	550,000	534,875
Brazil Notas do Tesouro Nacional Serie F BRL (e) 10.000% 1/01/21	6,000,000	1,930,358
Brazil Notas do Tesouro Nacional Serie F BRL (e) 10.000% 1/01/23	6,181,000	1,981,896
Colombia Government International Bond 5.625% 2/26/44	300,000	326,250
Indonesia Government International Bond (a) 3.750% 4/25/22	430,000	438,630
Indonesia Government International Bond (b) 5.125% 1/15/45	310,000	328,513
Kuwait International Government Bond (a) 3.500% 3/20/27	530,000	535,962
Mexican Bonos MXN (e) 6.500% 6/09/22	4,058,000	212,740
Mexican Bonos MXN (e) 7.750% 11/13/42	26,885,600	1,485,581
Mexican Bonos MXN (e) 8.500% 11/18/38	30,070,000	1,787,810

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Peruvian Government International Bond 5.625% 11/18/50	$250,000	$297,813
Peruvian Government International Bond 6.550% 3/14/37	50,000	64,563
Portugal Government International Bond (a) 5.125% 10/15/24	330,000	319,836
Provincia de Buenos Aires (a) 6.500% 2/15/23	170,000	170,374
Provincia de Buenos Aires (a) 7.875% 6/15/27	160,000	162,032
Republic of Poland Government International Bond 4.000% 1/22/24	490,000	514,322
Russian Federal Bond — OFZ RUB (e) 7.000% 8/16/23	27,320,000	464,315
Russian Federal Bond — OFZ RUB (e) 7.050% 1/19/28	89,460,000	1,493,039
Russian Federal Bond — OFZ RUB (e) 7.750% 9/16/26	8,260,000	145,378
Russian Federal Bond — OFZ RUB (e) 8.150% 2/03/27	36,350,000	662,382

		16,247,708

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $16,067,455)		16,247,708

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.5%
Collateralized Mortgage Obligations — 1.4%
Fannie Mae-Aces Series 2014-M4, Class X2 0.256% 3/25/24 VRN	5,689,798	101,174
Series 2016-M7, Class A1 2.037% 9/25/26	243,196	235,084
Series 2015-M4, Class ABV2 2.369% 7/25/22	131,099	128,509
Series 2015-M13, Class A2 2.711% 6/25/25 VRN	90,000	89,272
Federal Home Loan Mortgage Corp. Series 3422, Class AI 0.250% 1/15/38 STEP	33,696	315
Series 4092, Class AI 3.000% 9/15/31	975,444	103,257
Series 334, Class S7 5.188% 8/15/44 1 mo. LIBOR + 6.100%, FRN	315,031	66,574

	Principal Amount	Value
Series 3621, Class SB 5.318% 1/15/40 1 mo. LIBOR + 6.230%, FRN	$69,575	$12,280
Series 4203, Class PS 5.338% 9/15/42 1 mo. LIBOR + 6.250%, FRN	356,398	62,239
Series R007, Class ZA 6.000% 5/15/36	197,292	215,898
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K007, Class X1 1.093% 4/25/20 VRN	339,253	8,952
Series K712, Class X1 1.342% 11/25/19 VRN	920,380	25,017
Series K015, Class X1 1.610% 7/25/21 VRN	370,298	21,370
Federal National Mortgage Association Series 2005-88, Class IP 1.614% 10/25/35	89,136	6,039
Series 2006-88, Class IP 1.718% 4/25/36	127,804	7,097
Series 2006-118, Class IP2 1.824% 12/25/36	169,919	9,903
Series 2006-118, Class IP1 2.336% 12/25/36	255,199	19,449
Series 2006-59, Class IP 2.359% 7/25/36	211,854	16,816
Series 409, Class C2 3.000% 4/25/27	234,689	21,873
Series 2013-1, Class YI 3.000% 2/25/33	2,049,037	278,239
Series 409, Class C13 3.500% 11/25/41	223,915	43,156
Series 409, Class C18 4.000% 4/25/42	243,667	54,117
Series 409, Class C22 4.500% 11/25/39	150,207	31,117
Series 2016-61, Class BS 5.118% 9/25/46 1 mo. LIBOR + 6.100%, FRN	263,540	44,114
Series 2012-133, Class CS 5.168% 12/25/42 1 mo. LIBOR + 6.150%, FRN	117,921	23,138
Series 2012-134, Class SK 5.168% 12/25/42 1 mo. LIBOR + 6.150%, FRN	293,262	59,711
Series 2011-59, Class NZ 5.500% 7/25/41	685,491	768,917
Series 2013-9, Class CB 5.500% 4/25/42	731,940	798,649
Series 2011-87, Class SG 5.568% 4/25/40 1 mo. LIBOR + 6.550%, FRN	418,802	61,738

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2011-96, Class SA 5.568% 10/25/41 1 mo. LIBOR + 6.550%, FRN	$444,950	$78,018
Series 2012-74, Class SA 5.668% 3/25/42 1 mo. LIBOR + 6.650%, FRN	118,766	19,499
Series 2012-46, Class BA 6.000% 5/25/42	205,293	231,937
Series 2012-28, Class B 6.500% 6/25/39	67,010	73,371
Series 2013-9, Class BC 6.500% 7/25/42	223,022	255,459
Series 2012-51, Class B 7.000% 5/25/42	175,131	197,652
Government National Mortgage Association Series 2012-135, Class IO 0.615% 1/16/53 VRN	6,115,298	247,826
Series 2013-178, Class IO 0.788% 6/16/55 VRN	445,041	18,200
Series 2014-186, Class IO 0.790% 8/16/54 VRN	2,911,343	162,835
Series 2010-H28, Class FE 1.180% 12/20/60 1 mo. USD LIBOR + .400%, FRN	228,962	227,425
Series 2014-22, Class IA 1.258% 11/20/42 VRN	71,870	2,583
Series 2011-H08, Class FG 1.260% 3/20/61 1 mo. USD LIBOR + .480%, FRN	201,631	200,786
Series 2011-H09, Class AF 1.280% 3/20/61 1 mo. USD LIBOR + .500%, FRN	139,925	139,416
Series 2012-66, Class CI 3.500% 2/20/38	235,874	22,041
Series 2014-176, Class IA 4.000% 11/20/44	171,870	30,420
Series 2015-167, Class OI 4.000% 4/16/45	164,493	37,689
Series 2014-117, Class SJ 4.622% 8/20/44 1 mo. LIBOR + 5.600%, FRN	123,324	18,472
Series 2016-21, Class ST 5.172% 2/20/46 1 mo. LIBOR + 6.150%, FRN	175,180	36,810
Series 2010-31, Class GS 5.522% 3/20/39 1 mo. LIBOR + 6.500%, FRN	27,175	2,281
Series 2010-85, Class HS 5.672% 1/20/40 1 mo. LIBOR + 6.650%, FRN	88,148	11,606

		5,328,340

	Principal Amount	Value
Pass-Through Securities — 21.5%
Federal Home Loan Mortgage Corp. Pool #U90245 3.500% 10/01/42	$147,267	$150,701
Pool #U99045 3.500% 3/01/43	666,627	682,172
Pool #U99114 3.500% 2/01/44	80,742	82,625
Pool #U99124 3.500% 3/01/45	722,812	739,668
Pool #G14492 4.000% 10/01/25	461,778	486,292
Pool #U90316 4.000% 10/01/42	67,383	71,010
Pool #U91254 4.000% 4/01/43	157,243	165,805
Pool #Q19135 4.000% 6/01/43	72,849	77,476
Pool #Q19236 4.000% 6/01/43	64,682	68,567
Pool #U99054 4.000% 6/01/43	1,726,541	1,820,556
Pool #Q19985 4.000% 7/01/43	2,001,705	2,128,219
Pool #Q19615 4.000% 7/01/43	70,133	74,565
Pool #U95137 4.000% 8/01/43	80,820	85,247
Pool #G08758 4.000% 4/01/47	4,000,000	4,200,938
Pool #U99076 4.500% 12/01/43	571,578	616,277
Pool #U92272 4.500% 12/01/43	81,208	87,661
Pool #U99084 4.500% 2/01/44	484,058	522,518
Pool #U99091 4.500% 3/01/44	172,036	185,705
Pool #G06496 5.000% 6/01/41	121,387	132,900
Pool #G06875 5.500% 12/01/38	16,042	17,896
Pool #G06669 6.500% 9/01/39	31,990	36,829
Pool #G07509 6.500% 9/01/39	31,557	36,157
Pool #G07335 7.000% 3/01/39	72,509	82,892
Federal Home Loan Mortgage Corp. TBA Pool #2879 3.000% 9/01/44 (c)	9,500,000	9,413,535
Pool #270 3.500% 5/01/44 (c)	5,900,000	6,034,594

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #2789 4.000% 4/01/43 (c)	$4,200,000	$4,405,734
Federal National Mortgage Association Pool #AP9633 2.500% 10/01/42	138,438	132,744
Pool #AM8674 2.810% 4/01/25	50,000	49,934
Pool #AQ7306 3.000% 1/01/43	74,138	73,377
Pool #AR1202 3.000% 1/01/43	73,308	72,555
Pool #AS8359 3.000% 11/01/46	1,084,554	1,076,123
Pool #BE0072 3.000% 11/01/46	1,687,823	1,677,340
Pool #MA1177 3.500% 9/01/42	69,793	71,432
Pool #MA1213 3.500% 10/01/42	422,658	432,581
Pool #AS6340 3.500% 12/01/45	273,861	281,317
Pool #AS6328 3.500% 12/01/45	1,831,582	1,875,154
Pool #AS6541 3.500% 1/01/46	278,421	286,088
Pool #AS6562 3.500% 1/01/46	270,322	277,598
Pool #AK8441 4.000% 4/01/42	66,352	69,986
Pool #AO2711 4.000% 5/01/42	61,533	64,903
Pool #AO6086 4.000% 6/01/42	72,676	76,656
Pool #AP0692 4.000% 7/01/42	58,162	61,384
Pool #AP5333 4.000% 7/01/42	318,198	335,823
Pool #AP2530 4.000% 8/01/42	54,671	57,665
Pool #AP2958 4.000% 8/01/42	37,942	40,020
Pool #AP4903 4.000% 9/01/42	66,376	70,011
Pool #AP7399 4.000% 9/01/42	131,017	138,070
Pool #AP9766 4.000% 10/01/42	277,550	292,490
Pool #MA1217 4.000% 10/01/42	341,582	359,969
Pool #AP9229 4.000% 10/01/42	58,469	61,671
Pool #MA1253 4.000% 11/01/42	208,521	219,745

	Principal Amount	Value
Pool #AQ3599 4.000% 11/01/42	$42,119	$44,459
Pool #AQ4555 4.000% 12/01/42	109,851	115,918
Pool #AQ7003 4.000% 12/01/42	110,995	116,969
Pool #AQ7082 4.000% 1/01/43	139,830	147,576
Pool #AL3508 4.000% 4/01/43	68,520	72,851
Pool #AQ4078 4.000% 6/01/43	67,464	71,728
Pool #AQ4080 4.000% 6/01/43	64,907	68,726
Pool #AT8394 4.000% 6/01/43	69,809	74,199
Pool #AB9683 4.000% 6/01/43	120,514	127,283
Pool #AT9637 4.000% 7/01/43	214,248	226,784
Pool #AT9653 4.000% 7/01/43	144,443	153,527
Pool #AT9657 4.000% 7/01/43	123,408	130,301
Pool #AS0070 4.000% 8/01/43	77,890	82,156
Pool #MA1547 4.000% 8/01/43	79,157	83,492
Pool #AS4347 4.000% 1/01/45	152,904	161,708
Pool #MA0706 4.500% 4/01/31	46,185	49,633
Pool #MA0734 4.500% 5/01/31	146,519	157,456
Pool #MA0776 4.500% 6/01/31	50,200	53,947
Pool #MA0913 4.500% 11/01/31	36,988	39,750
Pool #MA0939 4.500% 12/01/31	42,294	45,451
Pool #993117 4.500% 1/01/39	11,174	12,047
Pool #AA0856 4.500% 1/01/39	17,469	18,833
Pool #AA2450 4.500% 2/01/39	5,225	5,633
Pool #AA3495 4.500% 2/01/39	24,167	26,054
Pool #935520 4.500% 8/01/39	53,671	57,862
Pool #AD5481 4.500% 5/01/40	897,976	968,095

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AD6914 4.500% 6/01/40	$98,620	$106,320
Pool #AD8685 4.500% 8/01/40	258,902	279,119
Pool #MA1591 4.500% 9/01/43	149,607	161,430
Pool #AL4341 4.500% 10/01/43	15,359	16,515
Pool #AU6423 4.500% 10/01/43	425,645	457,685
Pool #MA1629 4.500% 10/01/43	157,272	169,700
Pool #MA1664 4.500% 11/01/43	79,620	85,911
Pool #MA1711 4.500% 12/01/43	156,848	169,439
Pool #AL4741 4.500% 1/01/44	75,017	80,945
Pool #AW0318 4.500% 2/01/44	328,877	353,632
Pool #AL5562 4.500% 4/01/44	44,427	47,771
Pool #AL5540 4.500% 7/01/44	143,095	155,319
Pool #890604 4.500% 10/01/44	751,013	813,059
Pool #AS4271 4.500% 1/01/45	77,842	84,881
Pool #915154 5.000% 4/01/37	95,875	105,159
Pool #974965 5.000% 4/01/38	300,774	329,712
Pool #983077 5.000% 5/01/38	80,490	88,234
Pool #310088 5.000% 6/01/38	78,659	86,227
Pool #AE2266 5.000% 3/01/40	136,417	149,520
Pool #937948 5.500% 6/01/37	9,177	10,278
Pool #995072 5.500% 8/01/38	40,971	46,177
Pool #481473 6.000% 2/01/29	84	94
Pool #867557 6.000% 2/01/36	2,631	2,953
Pool #AE0469 6.000% 12/01/39	297,867	338,488
Pool #AL4324 6.500% 5/01/40	197,554	226,108
Pool #AE0758 7.000% 2/01/39	114,499	129,692

	Principal Amount	Value
Federal National Mortgage Association TBA Pool #299 2.500% 4/01/29 (c)	$700,000	$700,437
Pool #5650 3.000% 11/01/28 (c)	500,000	512,695
Pool #6237 3.000% 6/01/44 (c)	2,900,000	2,875,531
Pool #1058 3.500% 2/01/44 (c)	2,400,000	2,455,125
Pool #11192 4.000% 3/01/43 (c)	9,200,000	9,650,656
Pool #29647 5.000% 3/01/37 (c)	2,300,000	2,512,930
Government National Mortgage Association Pool #487588 6.000% 4/15/29	3,370	3,787
Pool #595077 6.000% 10/15/32	560	637
Pool #596620 6.000% 10/15/32	430	477
Pool #604706 6.000% 10/15/33	74,391	84,866
Pool #636251 6.000% 3/15/35	6,957	8,020
Pool #782034 6.000% 1/15/36	84,412	98,012
Pool #658029 6.000% 7/15/36	35,426	40,085
Government National Mortgage Association II Pool #MA4321 3.500% 3/20/47	1,400,000	1,454,742
Pool #MA4263 4.000% 2/20/47	1,995,858	2,112,102
Pool #783298 4.500% 4/20/41	363,567	391,388
Pool #783368 4.500% 7/20/41	49,078	52,786
Pool #4747 5.000% 7/20/40	217,299	239,292
Government National Mortgage Association II TBA Pool #587 3.000% 2/01/45 (c)	2,200,000	2,219,594
Pool #304 3.500% 2/01/45 (c)	9,000,000	9,332,578
Government National Mortgage Association TBA Pool #2280 3.500% 4/01/42 (c)	900,000	933,117

		83,846,838

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loans — 2.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2017-DNA1, Class M2, 1 mo. USD LIBOR + 3.250%, FRN 4.232% 7/25/29	$3,130,000	$3,122,389
Series 2016-DNA2, Class M3, 1 mo. USD LIBOR + 4.650%, FRN 5.632% 10/25/28	1,450,000	1,567,326
Series 2017-DNA1, Class B1, 1 mo. USD LIBOR + 4.950%, FRN 5.932% 7/25/29	1,450,000	1,447,477
Series 2016-DNA1, Class M3, 1 mo. USD LIBOR + 5.550%, FRN 6.532% 7/25/28	880,000	997,294
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350%, FRN 2.332% 1/25/29	773,356	777,528
Series 2014-C03, Class 1M2, 1 mo. USD LIBOR + 3.000%, FRN 3.982% 7/25/24	1,350,000	1,392,141
Series 2016-C04, Class 1M2, 1 mo. USD LIBOR + 4.250%, FRN 5.232% 1/25/29	987,413	1,045,256

		10,349,411

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $99,414,466)		99,524,589

U.S. TREASURY OBLIGATIONS — 26.5%
U.S. Treasury Bonds & Notes — 26.5%
U.S. Treasury Bond 2.500% 2/15/46	2,760,000	2,474,512
U.S. Treasury Bond 2.875% 5/15/43	2,980,000	2,901,775
U.S. Treasury Bond 2.875% 11/15/46	1,370,000	1,329,671
U.S. Treasury Bond 3.000% 5/15/45	5,980,000	5,945,989
U.S. Treasury Bond 3.000% 2/15/47	2,400,000	2,391,937
U.S. Treasury Bond 3.375% 5/15/44	5,540,000	5,912,392
U.S. Treasury Bond 3.750% 11/15/43	2,510,000	2,856,027
U.S. Treasury Inflation Index 0.125% 4/15/21	4,159,145	4,202,034

	Principal Amount	Value
U.S. Treasury Inflation Index 0.625% 2/15/43	$1,288,357	$1,197,770
U.S. Treasury Inflation Index 0.750% 2/15/42	773,640	743,678
U.S. Treasury Inflation Index 0.750% 2/15/45	690,804	657,595
U.S. Treasury Inflation Index 1.375% 2/15/44	1,187,618	1,309,355
U.S. Treasury Inflation Index 2.125% 2/15/40	381,929	481,725
U.S. Treasury Note 0.875% 5/31/18	5,000,000	4,985,703
U.S. Treasury Note 1.000% 11/30/18	6,000,000	5,979,680
U.S. Treasury Note 1.250% 12/31/18	10,000,000	10,005,430
U.S. Treasury Note 1.250% 10/31/21	140,000	136,093
U.S. Treasury Note 1.250% 7/31/23	5,360,000	5,073,491
U.S. Treasury Note 1.375% 9/30/20	30,000	29,703
U.S. Treasury Note 1.375% 10/31/20	20,000	19,781
U.S. Treasury Note 1.375% 1/31/21	13,130,000	12,947,719
U.S. Treasury Note 1.375% 4/30/21	190,000	186,811
U.S. Treasury Note 1.375% 6/30/23	7,340,000	7,011,649
U.S. Treasury Note 1.375% 8/31/23	590,000	562,192
U.S. Treasury Note 1.375% 9/30/23	330,000	314,106
U.S. Treasury Note 1.500% 12/31/18	250,000	251,180
U.S. Treasury Note 1.500% 2/28/23	1,680,000	1,623,943
U.S. Treasury Note 1.500% 8/15/26	640,000	592,265
U.S. Treasury Note 1.625% 7/31/19	270,000	271,698
U.S. Treasury Note 1.625% 4/30/23	1,510,000	1,467,071
U.S. Treasury Note 1.625% 5/15/26	180,000	168,864
U.S. Treasury Note 2.000% 12/31/21	5,990,000	6,013,820
U.S. Treasury Note 2.125% 11/30/23	4,790,000	4,773,460
U.S. Treasury Note 2.125% 3/31/24	3,650,000	3,628,328

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 2.250% 12/31/23	$1,310,000	$1,314,697
U.S. Treasury Note 2.250% 11/15/25	3,880,000	3,846,444
U.S. Treasury Note 2.625% 11/15/20	10,000	10,326

		103,618,914

TOTAL U.S. TREASURY OBLIGATIONS (Cost $104,888,448)		103,618,914

TOTAL BONDS & NOTES (Cost $372,860,156)		374,839,491

	Units
PURCHASED OPTIONS — 0.3%
Financial — 0.3%
Diversified Financial Services — 0.3%
Eurodollar Future Put, Expires 6/19/17, Strike 98.50	400	2,500
U.S. Bond Future Call, Expires 4/21/17, Strike 155.00	67	10,469
U.S. Treasury Note 10 Year Future Call, Expires 4/17/17, Strike 123.50	332	399,437
U.S. Treasury Note 10 Year Future Call, Expires 4/21/17, Strike 125.00	603	179,016
U.S. Treasury Note 10 Year Future Call, Expires 4/21/17, Strike 126.00	185	14,453
U.S. Treasury Note 10 Year Future Put, Expires 5/26/17, Strike 122.00	138	21,562
U.S. Treasury Note 10 Year Future Put, Expires 5/26/17, Strike 122.50	200	43,750
U.S. Treasury Note 5 Year Future Call, Expires 4/21/17, Strike 118.00	212	38,094
U.S. Treasury Note 5 Year Future Call, Expires 4/21/17, Strike 118.00	92	10,062
USD Put MXN Call, Expires 4/06/17, Strike 20.51	6,360,000	589,000

		1,308,343

TOTAL PURCHASED OPTIONS (Cost $814,156)		1,308,343

TOTAL LONG-TERM INVESTMENTS (Cost $373,836,972)		376,309,067

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 17.6%
Discount Notes — 12.0%
Federal Home Loan Bank Discount Notes 0.528% 4/05/17	$7,000,000	$6,999,734
Federal Home Loan Bank Discount Notes 0.646% 7/25/17	12,500,000	12,469,400
Federal Home Loan Bank Discount Notes 0.690% 4/21/17	6,635,000	6,632,711
Federal Home Loan Bank Discount Notes 0.710% 4/26/17	20,839,000	20,829,810

		46,931,655

Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (f)	576,131	576,131

Time Deposit — 0.0%
Euro Time Deposit 0.090% 4/03/17	7,960	7,960

U.S. Treasury Bill — 5.4%
U.S. Treasury Bill 0.000% 6/08/17	20,000,000	19,973,960
U.S. Treasury Bill 0.000% 6/29/17	1,000,000	998,175

		20,972,135

TOTAL SHORT-TERM INVESTMENTS (Cost $68,490,988)		68,487,881

TOTAL INVESTMENTS — 113.9% (Cost $442,327,960) (g)		444,796,948

Other Assets/(Liabilities) —(13.9)%		(54,149,296)

NET ASSETS — 100.0%		$390,647,652

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
ARS	Auction Rate Security
ARS	Argentinean Peso
BRL	Brazilian Real
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DIP	Debtor In Possession
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
GBP	British Pound
MTA	Monthly Treasury Average Index

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

MXN	Mexican Peso
PAC	Planned Amortization Class
RUB	Russian Ruble
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loans
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities amounted to a value of $38,585,441 or 9.88% of net assets.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At March 31, 2017, these securities amounted to a value of $745,947 or 0.19% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Restricted security. Certain securities are restricted as to resale. At March 31, 2017, these securities amounted to a value of $1,236,782 or 0.32% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	Maturity value of $576,134. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 9/30/21, and an aggregate market value, including accrued interest, of $590,325.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Basic Materials — 1.8%
Chemicals — 1.4%
Ashland Global Holdings, Inc.	1,600	$198,096
Celanese Corp. Series A	4,100	368,385
E.I. du Pont de Nemours & Co.	26,054	2,092,918
Eastman Chemical Co.	4,200	339,360
Huntsman Corp.	7,000	171,780
LyondellBasell Industries NV Class A	14,700	1,340,493
The Mosaic Co.	10,100	294,718
RPM International, Inc.	3,600	198,108
Westlake Chemical Corp.	3,800	250,990

		5,254,848

Forest Products & Paper — 0.2%
International Paper Co.	12,000	609,360

Iron & Steel — 0.2%
Nucor Corp.	8,200	489,704
Reliance Steel & Aluminum Co.	1,800	144,036
Steel Dynamics, Inc.	7,100	246,796

		880,536

		6,744,744

Communications — 8.4%
Advertising — 0.2%
The Interpublic Group of Cos., Inc.	11,400	280,098
Omnicom Group, Inc.	6,500	560,365

		840,463

Internet — 0.7%
CDW Corp.	4,600	265,466
eBay, Inc. (a)	31,600	1,060,812
Symantec Corp.	44,947	1,378,974

		2,705,252

Media — 3.9%
CBS Corp. Class B	11,000	762,960
Comcast Corp. Class A	80,264	3,017,124
Discovery Communications, Inc. Class A (a)	4,100	119,269
News Corp. Class A	11,100	144,300
Scripps Networks Interactive Class A	2,500	195,925
Time Warner, Inc.	37,400	3,654,354
Twenty-First Century Fox, Inc. Class A	30,500	987,895
Viacom, Inc. Class B	10,100	470,862
The Walt Disney Co.	43,800	4,966,482

		14,319,171

Telecommunications — 3.6%
Cisco Systems, Inc.	216,901	7,331,254

	Number of Shares	Value
Juniper Networks, Inc.	11,100	$308,913
Motorola Solutions, Inc.	4,500	387,990
Verizon Communications, Inc.	88,274	4,303,357
Vodafone Group PLC Sponsored ADR (United Kingdom)	42,865	1,132,922

		13,464,436

		31,329,322

Consumer, Cyclical — 8.0%
Airlines — 0.9%
Alaska Air Group, Inc.	3,400	313,548
American Airlines Group, Inc.	14,700	621,810
Delta Air Lines, Inc.	21,200	974,352
Southwest Airlines Co.	17,800	956,928
United Continental Holdings, Inc. (a)	8,700	614,568

		3,481,206

Auto Manufacturers — 0.6%
General Motors Co.	43,600	1,541,696
PACCAR, Inc.	10,200	685,440

		2,227,136

Auto Parts & Equipment — 0.4%
BorgWarner, Inc.	6,100	254,919
Delphi Automotive PLC	7,800	627,822
The Goodyear Tire & Rubber Co.	7,300	262,800
Lear Corp.	2,000	283,160
WABCO Holdings, Inc. (a)	1,500	176,130

		1,604,831

Home Builders — 0.2%
NVR, Inc. (a)	90	189,619
PulteGroup, Inc.	9,200	216,660
Thor Industries, Inc.	1,500	144,195
Toll Brothers, Inc. (a)	4,700	169,717

		720,191

Home Furnishing — 0.2%
Leggett & Platt, Inc.	3,700	186,184
Whirlpool Corp.	1,900	325,527

		511,711

Housewares — 0.4%
Newell Brands, Inc.	34,066	1,606,893

Leisure Time — 1.0%
Brunswick Corp.	2,600	159,120
Carnival Corp.	15,600	918,996
Harley-Davidson, Inc.	27,867	1,685,954
Norwegian Cruise Line Holdings Ltd. (a)	6,600	334,818
Royal Caribbean Cruises Ltd.	6,200	608,282

		3,707,170

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 0.1%
Hyatt Hotels Corp. Class A (a)	1,100	$59,378
Wyndham Worldwide Corp.	3,100	261,299

		320,677

Retail — 4.1%
Advance Auto Parts, Inc.	10,138	1,503,060
Best Buy Co., Inc.	8,700	427,605
CarMax, Inc. (a)	5,400	319,788
CVS Health Corp.	22,026	1,729,041
Darden Restaurants, Inc.	3,400	284,478
Dick’s Sporting Goods, Inc.	2,500	121,650
Dollar General Corp.	20,848	1,453,731
Foot Locker, Inc.	3,800	284,278
The Gap, Inc.	11,000	267,190
Kohl’s Corp.	5,000	199,050
Liberty Interactive Corp. QVC Group Class A (a)	65,007	1,301,440
Nordstrom, Inc.	4,800	223,536
Penske Automotive Group, Inc.	2,300	107,663
PVH Corp.	2,300	237,981
Wal-Mart Stores, Inc.	84,000	6,054,720
Yum! Brands, Inc.	9,200	587,880

		15,103,091

Textiles — 0.1%
Mohawk Industries, Inc. (a)	2,200	504,878

		29,787,784

Consumer, Non-cyclical — 16.5%
Agriculture — 0.9%
Archer-Daniels-Midland Co.	17,200	791,888
Bunge Ltd.	4,100	324,966
Philip Morris International, Inc.	19,273	2,175,921

		3,292,775

Beverages — 0.5%
PepsiCo, Inc.	17,316	1,936,968

Biotechnology — 1.4%
Amgen, Inc.	21,400	3,511,098
Biogen, Inc. (a)	6,200	1,695,204
United Therapeutics Corp. (a)	1,300	175,994

		5,382,296

Commercial Services — 0.3%
AMERCO	500	190,595
ManpowerGroup, Inc.	1,900	194,883
Quanta Services, Inc. (a)	1,600	59,376
Robert Half International, Inc.	3,700	180,671
United Rentals, Inc. (a)	2,300	287,615
The Western Union Co.	13,900	282,865

		1,196,005

Foods — 0.6%
Ingredion, Inc.	1,700	204,731

	Number of Shares	Value
Mondelez International, Inc. Class A	48,622	$2,094,636

		2,299,367

Health Care – Products — 1.3%
Abbott Laboratories	47,617	2,114,671
Medtronic PLC	32,498	2,618,039

		4,732,710

Health Care – Services — 2.7%
Aetna, Inc.	18,976	2,420,389
Anthem, Inc.	7,600	1,256,888
Cigna Corp.	7,500	1,098,675
HCA Holdings, Inc. (a)	10,800	961,092
Humana, Inc.	6,359	1,310,844
MEDNAX, Inc. (a)	1,000	69,380
Quest Diagnostics, Inc.	4,000	392,760
UnitedHealth Group, Inc.	14,900	2,443,749

		9,953,777

Household Products & Wares — 0.1%
Avery Dennison Corp.	2,600	209,560

Pharmaceuticals — 8.7%
AbbVie, Inc.	46,400	3,023,424
Allergan PLC	8,067	1,927,368
Cardinal Health, Inc.	9,100	742,105
Eli Lilly & Co.	17,402	1,463,682
Johnson & Johnson	78,900	9,826,995
Merck & Co., Inc.	111,088	7,058,531
Pfizer, Inc.	249,381	8,531,324

		32,573,429

		61,576,887

Energy — 6.4%
Oil & Gas — 5.2%
Anadarko Petroleum Corp.	34,371	2,131,002
Chevron Corp.	75,594	8,116,528
ConocoPhillips	35,900	1,790,333
Helmerich & Payne, Inc.	3,000	199,710
Hess Corp.	25,297	1,219,568
HollyFrontier Corp.	5,200	147,368
Marathon Petroleum Corp.	51,811	2,618,528
Phillips 66	15,700	1,243,754
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	24,930	1,314,559
Valero Energy Corp.	13,000	861,770

		19,643,120

Oil & Gas Services — 1.2%
Baker Hughes, Inc.	26,555	1,588,520
Halliburton Co.	48,481	2,385,750
National Oilwell Varco, Inc.	9,700	388,873

		4,363,143

		24,006,263

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 30.4%
Banks — 17.9%
Bank of America Corp.	440,565	$10,392,928
The Bank of New York Mellon Corp.	30,100	1,421,623
BOK Financial Corp.	1,900	148,713
Capital One Financial Corp.	14,000	1,213,240
Citigroup, Inc.	121,722	7,281,410
Citizens Financial Group, Inc.	14,100	487,155
Comerica, Inc.	4,700	322,326
Commerce Bancshares, Inc.	3,005	168,761
Cullen/Frost Bankers, Inc.	1,600	142,352
East West Bancorp, Inc.	4,200	216,762
Fifth Third Bancorp	81,446	2,068,728
The Goldman Sachs Group, Inc.	11,600	2,664,752
JP Morgan Chase & Co.	157,718	13,853,949
M&T Bank Corp.	4,500	696,285
Morgan Stanley	51,000	2,184,840
Northern Trust Corp.	6,100	528,138
PacWest Bancorp	3,500	186,410
The PNC Financial Services Group, Inc.	38,357	4,612,046
Prosperity Bancshares, Inc.	2,000	139,420
Regions Financial Corp.	35,700	518,721
State Street Corp.	28,307	2,253,520
SunTrust Banks, Inc.	14,200	785,260
Synovus Financial Corp.	3,600	147,672
US Bancorp	49,300	2,538,950
Wells Fargo & Co.	213,507	11,883,800

		66,857,761

Diversified Financial Services — 4.8%
Alliance Data Systems Corp.	7,661	1,907,589
Ally Financial, Inc.	13,500	274,455
American Express Co.	45,542	3,602,828
Ameriprise Financial, Inc.	19,697	2,554,307
BlackRock, Inc.	4,700	1,802,497
Credit Acceptance Corp. (a)	200	39,882
Discover Financial Services	38,230	2,614,550
Eaton Vance Corp.	3,100	139,376
E*TRADE Financial Corp. (a)	8,000	279,120
FNF Group	52,476	2,043,415
Franklin Resources, Inc.	16,400	691,096
Invesco Ltd.	11,700	358,371
Nasdaq, Inc.	4,400	305,580
Navient Corp.	8,700	128,412
Raymond James Financial, Inc.	4,000	305,040
Santander Consumer USA Holdings, Inc. (a)	10,500	139,860

		17,996,715

Insurance — 6.5%
Aflac, Inc.	11,100	803,862
Alleghany Corp. (a)	500	307,330
The Allstate Corp.	12,000	977,880

	Number of Shares	Value
American Financial Group, Inc.	5,300	$505,726
American International Group, Inc.	73,330	4,577,992
Arch Capital Group Ltd. (a)	3,400	322,218
Assurant, Inc.	1,900	181,773
Assured Guaranty Ltd.	1,500	55,665
Axis Capital Holdings Ltd.	2,500	167,575
Cincinnati Financial Corp.	4,400	317,988
Everest Re Group Ltd.	1,300	303,953
The Hartford Financial Services Group, Inc.	10,900	523,963
Lincoln National Corp.	6,400	418,880
Loews Corp.	9,700	453,669
Markel Corp. (a)	400	390,344
MetLife, Inc.	69,244	3,657,468
Old Republic International Corp.	3,200	65,536
Principal Financial Group, Inc.	8,400	530,124
Prudential Financial, Inc.	12,500	1,333,500
Reinsurance Group of America, Inc.	2,000	253,960
RenaissanceRe Holdings Ltd.	1,200	173,580
Torchmark Corp.	9,000	693,360
The Travelers Cos., Inc.	35,714	4,304,966
Unum Group	44,477	2,085,526
Validus Holdings Ltd.	2,200	124,058
Voya Financial, Inc.	5,500	208,780
W.R. Berkley Corp.	3,500	247,205
XL Group Ltd.	7,700	306,922

		24,293,803

Real Estate — 0.0%
Jones Lang LaSalle, Inc.	1,300	144,885

Real Estate Investment Trusts (REITS) — 1.1%
CBRE Group, Inc. Class A (a)	43,143	1,500,945
Outfront Media, Inc.	26,561	705,195
Weyerhaeuser Co.	54,234	1,842,871

		4,049,011

Savings & Loans — 0.1%
Investors Bancorp, Inc.	9,000	129,420
People’s United Financial, Inc.	7,000	127,400

		256,820

		113,598,995

Industrial — 11.7%
Aerospace & Defense — 4.3%
The Boeing Co.	17,600	3,112,736
General Dynamics Corp.	9,700	1,815,840
Harris Corp.	23,943	2,664,137
L3 Technologies, Inc.	2,300	380,167
Northrop Grumman Corp.	8,421	2,002,851
Rockwell Collins, Inc.	3,400	330,344
Spirit AeroSystems Holdings, Inc. Class A	3,700	214,304
United Technologies Corp.	47,495	5,329,414

		15,849,793

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 1.1%
Johnson Controls International PLC	53,920	$2,271,111
Owens Corning	3,300	202,521
USG Corp. (a)	4,200	133,560
Vulcan Materials Co.	12,365	1,489,735

		4,096,927

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	17,300	1,035,578
Hubbell, Inc.	1,300	156,065

		1,191,643

Electronics — 1.9%
Arrow Electronics, Inc. (a)	2,600	190,866
Avnet, Inc.	5,400	247,104
Corning, Inc.	37,400	1,009,800
Garmin Ltd.	5,700	291,327
Gentex Corp.	8,300	177,039
Honeywell International, Inc.	39,355	4,914,259
Jabil Circuit, Inc.	5,100	147,492

		6,977,887

Engineering & Construction — 0.1%
Fluor Corp.	4,100	215,742
Jacobs Engineering Group, Inc.	3,500	193,480

		409,222

Hand & Machine Tools — 0.2%
Snap-on, Inc.	1,600	269,872
Stanley Black & Decker, Inc.	4,200	558,054

		827,926

Machinery – Diversified — 0.2%
AGCO Corp.	2,400	144,432
Cummins, Inc.	4,900	740,880

		885,312

Miscellaneous – Manufacturing — 1.5%
Carlisle Cos., Inc.	1,700	180,897
Eaton Corp. PLC	32,746	2,428,116
Hexcel Corp.	2,500	136,375
Ingersoll-Rand PLC	7,000	569,240
Pentair PLC	32,531	2,042,296
Textron, Inc.	7,900	375,961

		5,732,885

Packaging & Containers — 0.7%
Crown Holdings, Inc. (a)	4,000	211,800
Graphic Packaging Holding Co.	8,800	113,256
Packaging Corp. of America	2,800	256,536
Sealed Air Corp.	38,198	1,664,669
Sonoco Products Co.	2,900	153,468

		2,399,729

Transportation — 1.4%
Norfolk Southern Corp.	16,668	1,866,316
Union Pacific Corp.	22,200	2,351,424

	Number of Shares	Value
United Parcel Service, Inc. Class B	9,300	$997,890

		5,215,630

		43,586,954

Technology — 12.2%
Computers — 6.2%
Apple, Inc.	115,485	16,590,575
Diebold Nixdorf, Inc.	23,697	727,498
HP, Inc.	49,300	881,484
International Business Machines Corp.	27,400	4,771,436
NCR Corp. (a)	3,100	141,608

		23,112,601

Semiconductors — 3.1%
Applied Materials, Inc.	29,800	1,159,220
Intel Corp.	137,800	4,970,446
KLA-Tencor Corp.	4,300	408,801
Marvell Technology Group Ltd.	12,800	195,328
Qorvo, Inc. (a)	3,700	253,672
QUALCOMM, Inc.	74,792	4,288,574
Skyworks Solutions, Inc.	5,300	519,294

		11,795,335

Software — 2.9%
CA, Inc.	11,400	361,608
Microsoft Corp.	42,855	2,822,430
Oracle Corp.	172,654	7,702,095

		10,886,133

		45,794,069

Utilities — 3.1%
Electric — 3.1%
The AES Corp.	19,300	215,774
Ameren Corp.	7,100	387,589
American Electric Power Co., Inc.	13,400	899,542
DTE Energy Co.	5,200	530,972
Duke Energy Corp.	17,600	1,443,376
Edison International	9,000	716,490
Entergy Corp.	4,900	372,204
Eversource Energy	8,700	511,386
Exelon Corp.	25,600	921,088
NextEra Energy, Inc.	15,901	2,041,212
OGE Energy Corp.	5,400	188,892
PG&E Corp.	30,626	2,032,341
Pinnacle West Capital Corp.	3,100	258,478
Public Service Enterprise Group, Inc.	13,100	580,985
Xcel Energy, Inc.	14,000	622,300

		11,722,629

TOTAL COMMON STOCK (Cost $294,645,718)		368,147,647

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value

TOTAL EQUITIES (Cost $294,645,718)		$368,147,647

MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
iShares Russell 1000 Value Index Fund	10,300	1,183,882

TOTAL MUTUAL FUNDS (Cost $1,181,162)		1,183,882

TOTAL LONG-TERM INVESTMENTS (Cost $295,826,880)		369,331,529

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (b)	$9,263,150	9,263,150

Time Deposit — 0.0%
Euro Time Deposit 0.090% 4/03/17	928	928

TOTAL SHORT-TERM INVESTMENTS (Cost $9,264,078)		9,264,078

TOTAL INVESTMENTS — 101.3% (Cost $305,090,958) (c)		378,595,607

Other Assets/(Liabilities) — (1.3)%		(4,684,335)

NET ASSETS — 100.0%		$373,911,272

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $9,263,188. Collateralized by U.S. Government Agency obligations with rates ranging from 1.000% – 1.500%, maturity dates ranging from 5/15/18 – 1/31/22, and an aggregate market value, including accrued interest, of $9,452,558.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Basic Materials — 2.3%
Chemicals — 1.4%
The Dow Chemical Co.	277,680	$17,643,788

Forest Products & Paper — 0.9%
International Paper Co.	210,790	10,703,916

		28,347,704

Communications — 9.8%
Internet — 0.6%
eBay, Inc. (a)	219,780	7,378,015

Media — 4.1%
CBS Corp. Class B	191,700	13,296,312
Comcast Corp. Class A	361,820	13,600,814
Thomson Reuters Corp.	265,580	11,481,023
Viacom, Inc. Class B	283,400	13,212,108

		51,590,257

Telecommunications — 5.1%
Cisco Systems, Inc.	1,136,500	38,413,700
Nokia OYJ Sponsored ADR (Finland)	1,825,800	9,895,836
Verizon Communications, Inc.	321,950	15,695,062

		64,004,598

		122,972,870

Consumer, Cyclical — 6.1%
Home Builders — 1.2%
PulteGroup, Inc.	639,990	15,071,764

Leisure Time — 1.0%
Norwegian Cruise Line Holdings Ltd. (a)	254,680	12,919,916

Lodging — 1.2%
Hilton Worldwide Holdings, Inc.	247,036	14,441,725

Retail — 2.7%
The Home Depot, Inc.	78,590	11,539,370
Liberty Interactive Corp. QVC Group Class A (a)	449,720	9,003,394
Lowe’s Cos., Inc.	84,090	6,913,039
Signet Jewelers Ltd.	88,880	6,156,718

		33,612,521

		76,045,926

Consumer, Non-cyclical — 18.0%
Agriculture — 3.1%
British American Tobacco PLC	256,377	16,995,208
Philip Morris International, Inc.	194,680	21,979,372

		38,974,580

Biotechnology — 1.0%
Amgen, Inc.	72,890	11,959,062

	Number of Shares	Value
Commercial Services — 0.8%
Nielsen Holdings PLC	235,350	$9,722,308

Cosmetics & Personal Care — 0.5%
Unilever NV NY Shares	123,200	6,120,576

Foods — 1.8%
The Kraft Heinz Co.	117,406	10,661,639
Mondelez International, Inc. Class A	292,410	12,597,023

		23,258,662

Health Care – Products — 1.5%
Medtronic PLC	240,467	19,372,021

Health Care – Services — 1.4%
UnitedHealth Group, Inc.	108,760	17,837,728

Pharmaceuticals — 7.9%
Allergan PLC	64,230	15,345,831
AstraZeneca PLC Sponsored ADR (United Kingdom)	413,340	12,871,408
Bristol-Myers Squibb Co.	301,450	16,392,851
Merck & Co., Inc.	524,130	33,303,220
Pfizer, Inc.	181,885	6,222,286
Roche Holding AG	57,822	14,750,703

		98,886,299

		226,131,236

Energy — 10.9%
Oil & Gas — 9.5%
Anadarko Petroleum Corp.	114,570	7,103,340
Canadian Natural Resources Ltd.	284,220	9,319,574
Chevron Corp.	263,580	28,300,584
EOG Resources, Inc.	191,020	18,634,001
Exxon Mobil Corp.	207,380	17,007,234
Marathon Oil Corp.	901,551	14,244,506
Occidental Petroleum Corp.	114,280	7,240,781
Pioneer Natural Resources Co.	74,610	13,894,620
Southwestern Energy Co. (a)	524,870	4,288,188

		120,032,828

Oil & Gas Services — 1.4%
Halliburton Co.	353,780	17,409,514

		137,442,342

Financial — 28.4%
Banks — 17.1%
Bank of America Corp.	622,050	14,674,160
Citigroup, Inc.	515,000	30,807,300
The Goldman Sachs Group, Inc.	68,450	15,724,334
JP Morgan Chase & Co.	660,326	58,003,036
M&T Bank Corp.	109,940	17,011,016
The PNC Financial Services Group, Inc.	267,620	32,178,629
Wells Fargo & Co.	838,990	46,698,183

		215,096,658

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 3.5%
BlackRock, Inc.	44,340	$17,004,834
Intercontinental Exchange, Inc.	210,840	12,622,991
Invesco Ltd.	475,180	14,554,763

		44,182,588

Insurance — 6.8%
American International Group, Inc.	203,320	12,693,268
Chubb Ltd.	157,570	21,468,912
Marsh & McLennan Cos., Inc.	216,920	16,028,219
MetLife, Inc.	289,730	15,303,539
Principal Financial Group, Inc.	175,358	11,066,843
Unum Group	184,660	8,658,707

		85,219,488

Real Estate Investment Trusts (REITS) — 1.0%
Park Hotels & Resorts, Inc.	491,324	12,612,287

		357,111,021

Industrial — 11.0%
Aerospace & Defense — 1.9%
Triumph Group, Inc.	228,290	5,878,467
United Technologies Corp.	163,000	18,290,230

		24,168,697

Building Materials — 1.1%
Fortune Brands Home & Security, Inc.	217,280	13,221,488

Machinery – Construction & Mining — 0.8%
Caterpillar, Inc.	113,950	10,570,002

Miscellaneous – Manufacturing — 5.9%
3M Co.	78,710	15,059,584
Eaton Corp. PLC	278,530	20,653,000
General Electric Co.	690,850	20,587,330
Ingersoll-Rand PLC	226,790	18,442,563

		74,742,477

Transportation — 1.3%
Union Pacific Corp.	149,400	15,824,448

		138,527,112

Technology — 8.6%
Computers — 2.0%
Apple, Inc.	72,360	10,395,238
Cognizant Technology Solutions Corp. Class A (a)	243,900	14,516,928

		24,912,166

Semiconductors — 5.5%
Analog Devices, Inc.	100,940	8,272,033
Intel Corp.	712,670	25,706,007
Maxim Integrated Products, Inc.	395,200	17,768,192
QUALCOMM, Inc.	302,950	17,371,153

		69,117,385

	Number of Shares	Value
Software — 1.1%
Microsoft Corp.	213,340	$14,050,572

		108,080,123

Utilities — 3.5%
Electric — 3.5%
Dominion Resources, Inc.	105,320	8,169,672
Edison International	158,360	12,607,040
Eversource Energy	264,690	15,558,478
NextEra Energy, Inc.	62,280	7,994,884

		44,330,074

TOTAL COMMON STOCK (Cost $924,836,391)		1,238,988,408

TOTAL EQUITIES (Cost $924,836,391)		1,238,988,408

TOTAL LONG-TERM INVESTMENTS (Cost $924,836,391)		1,238,988,408

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (b)	$12,895,751	12,895,751

TOTAL SHORT-TERM INVESTMENTS (Cost $12,895,751)		12,895,751

TOTAL INVESTMENTS — 99.6% (Cost $937,732,142) (c)		1,251,884,159

Other Assets/(Liabilities) — 0.4%		5,644,066

NET ASSETS — 100.0%		$1,257,528,225

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $12,895,805. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $13,154,930.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	81.0%
Ireland	5.9%
United Kingdom	3.1%
Switzerland	2.9%
Bermuda	2.7%
Canada	1.7%
Finland	0.8%
Netherlands	0.5%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 95.9%

COMMON STOCK — 95.9%
Basic Materials — 3.1%
Chemicals — 2.9%
BASF SE Sponsored ADR (Germany)	8,481	$841,103
Celanese Corp. Series A	14,600	1,311,810
The Dow Chemical Co.	12,000	762,480
E.I. du Pont de Nemours & Co.	32,300	2,594,659

		5,510,052

Iron & Steel — 0.2%
Carpenter Technology Corp.	9,221	343,943

		5,853,995

Communications — 5.1%
Advertising — 0.7%
Aimia, Inc.	186,300	1,250,073

Media — 0.7%
Time Warner, Inc.	13,100	1,280,001

Telecommunications — 3.7%
ARRIS International PLC (a)	30,400	804,080
AT&T, Inc.	48,808	2,027,972
Cisco Systems, Inc.	32,500	1,098,500
Verizon Communications, Inc.	57,469	2,801,614
Vodafone Group PLC Sponsored ADR (United Kingdom)	13,672	361,351

		7,093,517

		9,623,591

Consumer, Cyclical — 7.5%
Airlines — 1.1%
Southwest Airlines Co.	37,449	2,013,258

Auto Parts & Equipment — 0.7%
Adient PLC	18,058	1,312,275

Home Builders — 0.4%
Lennar Corp. Class B	19,933	833,199

Home Furnishing — 0.7%
Whirlpool Corp.	8,000	1,370,640

Housewares — 0.5%
Tupperware Brands Corp.	14,771	926,437

Retail — 4.1%
The Gap, Inc.	49,647	1,205,926
The Home Depot, Inc.	7,900	1,159,957
Target Corp.	21,859	1,206,398
Wal-Mart Stores, Inc.	58,560	4,221,005

		7,793,286

		14,249,095

	Number of Shares	Value
Consumer, Non-cyclical — 21.1%
Agriculture — 5.0%
Altria Group, Inc.	40,259	$2,875,298
Philip Morris International, Inc.	59,360	6,701,744

		9,577,042

Foods — 1.8%
Conagra Brands, Inc.	24,300	980,262
Lamb Weston Holdings, Inc.	9,533	400,958
Tyson Foods, Inc. Class A	33,400	2,061,114

		3,442,334

Health Care – Products — 1.4%
Medtronic PLC	34,416	2,772,553

Pharmaceuticals — 12.9%
Allergan PLC	1,800	430,056
Eli Lilly & Co.	31,364	2,638,026
Herbalife Ltd. (a) (b)	56,703	3,296,712
Johnson & Johnson	32,574	4,057,092
Merck & Co., Inc.	93,200	5,921,928
Pfizer, Inc.	181,566	6,211,373
Sanofi ADR (France)	36,500	1,651,625
VCA, Inc. (a)	3,400	311,100

		24,517,912

		40,309,841

Energy — 8.6%
Oil & Gas — 8.6%
BP PLC Sponsored ADR (United Kingdom)	129,622	4,474,552
Chesapeake Energy Corp. (a) (b)	33,300	197,802
ConocoPhillips	65,618	3,272,370
Ensco PLC Class A	109,900	983,605
Occidental Petroleum Corp.	34,823	2,206,385
PBF Energy, Inc. Class A (b)	36,600	811,422
Phillips 66	37,079	2,937,398
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	30,400	1,602,992

		16,486,526

Financial — 24.7%
Banks — 15.7%
Bank of America Corp.	326,396	7,699,682
Citigroup, Inc.	81,726	4,888,849
JP Morgan Chase & Co.	82,758	7,269,463
KeyCorp	90,900	1,616,202
The PNC Financial Services Group, Inc.	6,799	817,512
State Street Corp.	19,093	1,519,994
SunTrust Banks, Inc.	26,172	1,447,311
Wells Fargo & Co.	83,740	4,660,968

		29,919,981

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 3.4%
Ally Financial, Inc.	34,606	$703,540
American Express Co.	40,699	3,219,698
Ameriprise Financial, Inc.	14,300	1,854,424
Mastercard, Inc. Class A	5,800	652,326

		6,429,988

Insurance — 5.6%
American International Group, Inc.	11,700	730,431
CNO Financial Group, Inc.	168,077	3,445,579
Loews Corp.	82,718	3,868,721
Voya Financial, Inc.	19,147	726,820
XL Group Ltd.	48,800	1,945,168

		10,716,719

		47,066,688

Industrial — 13.8%
Aerospace & Defense — 4.0%
Arconic, Inc.	42,367	1,115,947
Northrop Grumman Corp.	11,800	2,806,512
Raytheon Co.	6,881	1,049,352
United Technologies Corp.	24,100	2,704,261

		7,676,072

Building Materials — 1.0%
Johnson Controls International PLC	43,585	1,835,800

Electronics — 1.1%
Corning, Inc.	16,900	456,300
Honeywell International, Inc.	10,475	1,308,013
TE Connectivity Ltd.	5,100	380,205

		2,144,518

Engineering & Construction — 3.1%
Fluor Corp.	6,500	342,030
KBR, Inc.	370,600	5,570,118

		5,912,148

Hand & Machine Tools — 1.3%
Stanley Black & Decker, Inc.	18,099	2,404,814

Machinery – Diversified — 0.2%
Flowserve Corp.	7,800	377,676

Transportation — 3.1%
Euronav NV (a) (b)	166,215	1,313,099
FedEx Corp.	8,100	1,580,715
Golar LNG Partners LP (c)	53,475	1,194,632
Norfolk Southern Corp.	17,285	1,935,401

		6,023,847

		26,374,875

Technology — 8.4%
Computers — 2.1%
Hewlett Packard Enterprise Co.	36,500	865,050
HP, Inc.	24,900	445,212

	Number of Shares	Value
International Business Machines Corp.	15,500	$2,699,170

		4,009,432

Semiconductors — 0.9%
QUALCOMM, Inc.	30,900	1,771,806

Software — 5.4%
CA, Inc.	102,100	3,238,612
First Data Corp. Class A (a)	25,800	399,900
Microsoft Corp.	51,300	3,378,618
Oracle Corp.	71,900	3,207,459

		10,224,589

		16,005,827

Utilities — 3.6%
Electric — 3.6%
American Electric Power Co., Inc.	6,000	402,780
Entergy Corp.	50,973	3,871,909
Exelon Corp.	61,600	2,216,368
NextEra Energy, Inc.	3,000	385,110

		6,876,167

TOTAL COMMON STOCK (Cost $162,101,251)		182,846,605

TOTAL EQUITIES (Cost $162,101,251)		182,846,605

MUTUAL FUNDS — 3.0%
Diversified Financial Services — 3.0%
State Street Navigator Securities Lending Prime Portfolio (d)	5,774,344	5,774,344

TOTAL MUTUAL FUNDS (Cost $5,774,344)		5,774,344

TOTAL LONG-TERM INVESTMENTS (Cost $167,875,595)		188,620,949

	Principal Amount
SHORT-TERM INVESTMENTS — 5.3%
Repurchase Agreement — 5.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (e)	$9,913,375	9,913,375

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposit — 0.1%
Euro Time Deposit 0.090% 4/03/17	$96,781	$96,781

TOTAL SHORT-TERM INVESTMENTS (Cost $10,010,156)		10,010,156

TOTAL INVESTMENTS —104.2% (Cost $177,885,751) (f)		198,631,105

Other Assets/(Liabilities) — (4.2)%		(7,946,796)

NET ASSETS — 100.0%		$190,684,309

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $5,617,686 or 2.95% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $9,913,417. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $10,113,762.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 100.5%

COMMON STOCK — 100.5%
Basic Materials — 2.3%
Chemicals — 1.9%
Air Products & Chemicals, Inc.	40,616	$5,494,939
Albemarle Corp.	20,692	2,185,903
CF Industries Holdings, Inc.	42,312	1,241,857
The Dow Chemical Co.	208,912	13,274,268
E.I. du Pont de Nemours & Co.	161,093	12,940,601
Eastman Chemical Co.	27,440	2,217,152
FMC Corp.	25,593	1,781,017
International Flavors & Fragrances, Inc.	14,657	1,942,492
LyondellBasell Industries NV Class A	61,403	5,599,340
Monsanto Co.	81,514	9,227,385
The Mosaic Co.	64,560	1,883,861
PPG Industries, Inc.	47,956	5,039,216
Praxair, Inc.	52,999	6,285,681
The Sherwin-Williams Co.	15,223	4,722,022

		73,835,734

Forest Products & Paper — 0.1%
International Paper Co.	77,423	3,931,540

Iron & Steel — 0.1%
Nucor Corp.	59,668	3,563,373

Mining — 0.2%
Freeport-McMoRan, Inc. (a)	246,405	3,291,971
Newmont Mining Corp.	99,353	3,274,675
		6,566,646

		87,897,293

Communications — 13.9%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	73,980	1,817,688
Omnicom Group, Inc.	43,700	3,767,377

		5,585,065

Internet — 7.3%
Alphabet, Inc. Class A (a)	55,412	46,978,294
Alphabet, Inc. Class C (a)	55,144	45,745,257
Amazon.com, Inc. (a)	73,875	65,493,143
eBay, Inc. (a)	188,562	6,330,026
Expedia, Inc.	22,538	2,843,619
F5 Networks, Inc. (a)	12,320	1,756,462
Facebook, Inc. Class A (a)	439,288	62,400,860
Netflix, Inc. (a)	80,277	11,865,743
The Priceline Group, Inc. (a)	9,201	16,377,504
Symantec Corp.	114,700	3,518,996
TripAdvisor, Inc. (a)	21,878	944,255
VeriSign, Inc. (a)	16,464	1,434,179
Yahoo!, Inc. (a)	163,355	7,581,306

		273,269,644

	Number of Shares	Value
Media — 3.1%
CBS Corp. Class B	69,174	$4,797,909
Charter Communications, Inc. Class A (a)	40,088	13,121,604
Comcast Corp. Class A	882,700	33,180,693
Discovery Communications, Inc. Class A (a)	28,776	837,094
Discovery Communications, Inc. Class C (a)	39,972	1,131,607
DISH Network Corp. Class A (a)	42,142	2,675,596
News Corp. Class A	72,813	946,569
News Corp. Class B	21,500	290,250
Scripps Networks Interactive Class A	18,186	1,425,237
TEGNA, Inc.	41,396	1,060,566
Time Warner, Inc.	144,447	14,113,916
Twenty-First Century Fox, Inc. Class A	196,883	6,377,040
Twenty-First Century Fox, Inc. Class B	91,386	2,904,247
Viacom, Inc. Class B	64,442	3,004,286
The Walt Disney Co.	271,331	30,766,222

		116,632,836

Telecommunications — 3.4%
AT&T, Inc.	1,145,795	47,607,782
CenturyLink, Inc.	101,541	2,393,321
Cisco Systems, Inc.	934,955	31,601,479
Juniper Networks, Inc.	71,301	1,984,307
Level 3 Communications, Inc. (a)	54,178	3,100,065
Motorola Solutions, Inc.	30,307	2,613,070
Verizon Communications, Inc.	760,536	37,076,130

		126,376,154

		521,863,699

Consumer, Cyclical — 9.0%
Airlines — 0.6%
Alaska Air Group, Inc.	22,744	2,097,452
American Airlines Group, Inc.	94,373	3,991,978
Delta Air Lines, Inc.	136,809	6,287,742
Southwest Airlines Co.	114,449	6,152,778
United Continental Holdings, Inc. (a)	53,144	3,754,092

		22,284,042

Apparel — 0.6%
Hanesbrands, Inc.	68,939	1,431,174
Michael Kors Holdings Ltd. (a)	30,732	1,171,196
NIKE, Inc. Class B	247,029	13,766,926
Ralph Lauren Corp.	10,364	845,910
Under Armour, Inc. Class A (a)	35,053	693,348
Under Armour, Inc. Class C (a)	35,231	644,727
VF Corp.	62,112	3,414,297

		21,967,578

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 0.6%
Ford Motor Co.	725,546	$8,445,355
General Motors Co.	254,449	8,997,317
PACCAR, Inc.	65,972	4,433,318

		21,875,990

Auto Parts & Equipment — 0.2%
BorgWarner, Inc.	37,033	1,547,609
Delphi Automotive PLC	50,040	4,027,720
The Goodyear Tire & Rubber Co.	46,477	1,673,172

		7,248,501

Distribution & Wholesale — 0.2%
Fastenal Co.	53,776	2,769,464
LKQ Corp. (a)	56,380	1,650,242
W.W. Grainger, Inc.	10,197	2,373,454

		6,793,160

Home Builders — 0.1%
D.R. Horton, Inc.	62,942	2,096,598
Lennar Corp. Class A	38,386	1,964,979
PulteGroup, Inc.	53,129	1,251,188

		5,312,765

Home Furnishing — 0.1%
Leggett & Platt, Inc.	24,245	1,220,008
Whirlpool Corp.	13,741	2,354,246

		3,574,254

Housewares — 0.1%
Newell Brands, Inc.	90,700	4,278,319

Leisure Time — 0.3%
Carnival Corp.	77,937	4,591,269
Harley-Davidson, Inc.	33,457	2,024,149
Royal Caribbean Cruises Ltd.	31,231	3,064,073

		9,679,491

Lodging — 0.2%
Marriott International, Inc. Class A	58,507	5,510,189
Wyndham Worldwide Corp.	19,534	1,646,521
Wynn Resorts Ltd.	14,884	1,705,855

		8,862,565

Retail — 5.8%
Advance Auto Parts, Inc.	13,709	2,032,496
AutoNation, Inc. (a)	12,118	512,470
AutoZone, Inc. (a)	5,323	3,848,795
Bed Bath & Beyond, Inc.	28,006	1,105,117
Best Buy Co., Inc.	50,264	2,470,476
CarMax, Inc. (a)	34,706	2,055,289
Chipotle Mexican Grill, Inc. (a)	5,390	2,401,353
Coach, Inc.	53,095	2,194,416
Costco Wholesale Corp.	81,954	13,742,866
CVS Health Corp.	191,306	15,017,521
Darden Restaurants, Inc.	23,421	1,959,635
Dollar General Corp.	46,841	3,266,223

	Number of Shares	Value
Dollar Tree, Inc. (a)	44,287	$3,474,758
Foot Locker, Inc.	25,010	1,870,998
The Gap, Inc.	40,508	983,939
Genuine Parts Co.	27,938	2,581,751
The Home Depot, Inc.	227,232	33,364,475
Kohl’s Corp.	32,265	1,284,470
L Brands, Inc.	45,225	2,130,098
Lowe’s Cos., Inc.	161,705	13,293,768
Macy’s, Inc.	57,331	1,699,291
McDonald’s Corp.	152,802	19,804,667
Nordstrom, Inc.	20,869	971,869
O’Reilly Automotive, Inc. (a)	17,062	4,604,010
PVH Corp.	14,803	1,531,666
Ross Stores, Inc.	73,693	4,854,158
Signet Jewelers Ltd.	13,087	906,537
Staples, Inc.	123,696	1,084,814
Starbucks Corp.	272,056	15,885,350
Target Corp.	103,237	5,697,650
Tiffany & Co.	20,080	1,913,624
The TJX Cos., Inc.	121,184	9,583,231
Tractor Supply Co.	24,573	1,694,800
Ulta Salon Cosmetics & Fragrance, Inc. (a)	10,954	3,124,409
Wal-Mart Stores, Inc.	281,193	20,268,391
Walgreens Boots Alliance, Inc.	159,159	13,218,155
Yum! Brands, Inc.	62,791	4,012,345

		220,445,881

Textiles — 0.1%
Mohawk Industries, Inc. (a)	11,800	2,707,982

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	20,574	2,053,697
Mattel, Inc.	62,556	1,602,059

		3,655,756

		338,686,284

Consumer, Non-cyclical — 22.8%
Agriculture — 1.9%
Altria Group, Inc.	361,718	25,833,900
Archer-Daniels-Midland Co.	106,271	4,892,717
Philip Morris International, Inc.	289,607	32,696,630
Reynolds American, Inc.	153,762	9,690,081

		73,113,328

Beverages — 2.1%
Brown-Forman Corp. Class B	33,666	1,554,696
The Coca-Cola Co.	720,249	30,567,367
Constellation Brands, Inc. Class A	32,266	5,229,351
Dr. Pepper Snapple Group, Inc.	33,973	3,326,636
Molson Coors Brewing Co. Class B	34,432	3,295,487
Monster Beverage Corp. (a)	74,741	3,450,792
PepsiCo, Inc.	266,092	29,765,051

		77,189,380

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc. (a)	42,179	$5,113,782
Amgen, Inc.	137,393	22,542,070
Biogen, Inc. (a)	40,172	10,983,828
Celgene Corp. (a)	145,043	18,047,701
Gilead Sciences, Inc.	243,813	16,559,779
Illumina, Inc. (a)	27,077	4,620,419
Incyte Corp. (a)	32,628	4,361,385
Regeneron Pharmaceuticals, Inc. (a)	14,230	5,514,267
Vertex Pharmaceuticals, Inc. (a)	46,444	5,078,651

		92,821,882

Commercial Services — 1.5%
Automatic Data Processing, Inc.	83,864	8,586,835
Cintas Corp.	15,998	2,024,387
Ecolab, Inc.	48,719	6,106,439
Equifax, Inc.	22,215	3,037,679
Global Payments, Inc.	28,401	2,291,393
H&R Block, Inc.	38,483	894,730
Moody’s Corp.	31,342	3,511,558
Nielsen Holdings PLC	62,946	2,600,299
PayPal Holdings, Inc. (a)	208,720	8,979,134
Quanta Services, Inc. (a)	29,249	1,085,430
Robert Half International, Inc.	23,614	1,153,072
S&P Global, Inc.	48,203	6,302,060
Total System Services, Inc.	30,834	1,648,386
United Rentals, Inc. (a)	15,545	1,943,902
Verisk Analytics, Inc. (a)	28,722	2,330,503
The Western Union Co.	90,637	1,844,463

		54,340,270

Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	164,347	12,028,557
Coty, Inc. Class A	86,885	1,575,225
The Estee Lauder Cos., Inc. Class A	41,697	3,535,489
The Procter & Gamble Co.	476,859	42,845,781

		59,985,052

Foods — 1.6%
Campbell Soup Co.	36,321	2,079,014
Conagra Brands, Inc.	76,618	3,090,770
General Mills, Inc.	108,533	6,404,532
The Hershey Co.	26,203	2,862,678
Hormel Foods Corp.	49,623	1,718,445
The J.M. Smucker Co.	21,806	2,858,330
Kellogg Co.	47,046	3,416,010
The Kraft Heinz Co.	111,012	10,081,000
The Kroger Co.	172,379	5,083,457
McCormick & Co., Inc.	21,260	2,073,913
Mondelez International, Inc. Class A	284,959	12,276,034
Sysco Corp.	91,986	4,775,913
Tyson Foods, Inc. Class A	53,554	3,304,817
Whole Foods Market, Inc.	59,164	1,758,354

		61,783,267

	Number of Shares	Value
Health Care – Products — 3.0%
Abbott Laboratories	322,247	$14,310,989
Baxter International, Inc.	90,497	4,693,174
Becton, Dickinson & Co.	39,613	7,266,609
Boston Scientific Corp. (a)	256,004	6,366,820
C.R. Bard, Inc.	13,429	3,337,644
The Cooper Cos., Inc.	8,980	1,795,012
Danaher Corp.	114,218	9,769,066
DENTSPLY SIRONA, Inc.	42,417	2,648,517
Edwards Lifesciences Corp. (a)	40,033	3,765,904
Henry Schein, Inc. (a)	14,705	2,499,409
Hologic, Inc. (a)	51,557	2,193,750
IDEXX Laboratories, Inc. (a)	16,673	2,577,813
Intuitive Surgical, Inc. (a)	6,884	5,276,379
Medtronic PLC	255,542	20,586,464
Patterson Cos., Inc.	15,928	720,423
Stryker Corp.	57,829	7,613,188
Thermo Fisher Scientific, Inc.	72,907	11,198,515
Varian Medical Systems, Inc. (a)	17,423	1,587,758
Zimmer Biomet Holdings, Inc.	37,535	4,583,399

		112,790,833

Health Care – Services — 2.0%
Aetna, Inc.	65,904	8,406,055
Anthem, Inc.	49,531	8,191,437
Centene Corp. (a)	32,431	2,311,033
Cigna Corp.	47,799	7,002,075
DaVita, Inc. (a)	28,724	1,952,370
Envision Healthcare Corp. (a)	21,456	1,315,682
HCA Holdings, Inc. (a)	54,335	4,835,272
Humana, Inc.	27,925	5,756,459
Laboratory Corp. of America Holdings (a)	18,972	2,721,913
Quest Diagnostics, Inc.	25,383	2,492,357
UnitedHealth Group, Inc.	179,466	29,434,219
Universal Health Services, Inc. Class B	16,479	2,050,812

		76,469,684

Household Products & Wares — 0.4%
Avery Dennison Corp.	16,960	1,366,976
Church & Dwight Co., Inc.	47,520	2,369,822
The Clorox Co.	24,161	3,257,628
Kimberly-Clark Corp.	66,632	8,770,770

		15,765,196

Pharmaceuticals — 6.2%
AbbVie, Inc.	297,281	19,370,830
Allergan PLC	62,600	14,956,392
AmerisourceBergen Corp.	31,246	2,765,271
Bristol-Myers Squibb Co.	312,134	16,973,847
Cardinal Health, Inc.	58,672	4,784,702
Eli Lilly & Co.	181,517	15,267,395
Express Scripts Holding Co. (a)	112,926	7,442,953

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Johnson & Johnson	505,912	$63,011,340
Mallinckrodt PLC (a)	19,535	870,675
McKesson Corp.	39,435	5,846,633
Mead Johnson Nutrition Co.	33,831	3,013,665
Merck & Co., Inc.	511,628	32,508,843
Mylan NV (a)	86,474	3,371,621
Perrigo Co. PLC	26,594	1,765,576
Pfizer, Inc.	1,110,164	37,978,710
Zoetis, Inc.	91,781	4,898,352

		234,826,805

		859,085,697

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	60,655	1,577,030

Energy — 6.6%
Oil & Gas — 5.2%
Anadarko Petroleum Corp.	104,176	6,458,912
Apache Corp.	70,254	3,610,353
Cabot Oil & Gas Corp.	89,308	2,135,354
Chesapeake Energy Corp. (a)	143,415	851,885
Chevron Corp.	353,248	37,928,238
Cimarex Energy Co.	17,648	2,108,759
Concho Resources, Inc. (a)	27,734	3,559,381
ConocoPhillips	230,734	11,506,705
Devon Energy Corp.	98,701	4,117,806
EOG Resources, Inc.	107,375	10,474,431
EQT Corp.	32,063	1,959,049
Exxon Mobil Corp.	773,668	63,448,513
Helmerich & Payne, Inc.	19,759	1,315,357
Hess Corp.	50,951	2,456,348
Marathon Oil Corp.	158,257	2,500,461
Marathon Petroleum Corp.	98,019	4,953,880
Murphy Oil Corp.	31,186	891,608
Newfield Exploration Co. (a)	38,055	1,404,610
Noble Energy, Inc.	80,224	2,754,892
Occidental Petroleum Corp.	142,404	9,022,717
Phillips 66	82,428	6,529,946
Pioneer Natural Resources Co.	31,504	5,866,990
Range Resources Corp.	34,190	994,929
Southwestern Energy Co. (a)	88,710	724,761
Tesoro Corp.	22,066	1,788,670
Transocean Ltd. (a)	74,568	928,372
Valero Energy Corp.	84,246	5,584,667

		195,877,594

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	79,494	4,755,331
Halliburton Co.	161,450	7,944,955
National Oilwell Varco, Inc.	70,259	2,816,683
Schlumberger Ltd.	260,245	20,325,134
TechnipFMC PLC (a)	87,424	2,841,280

		38,683,383

	Number of Shares	Value
Pipelines — 0.4%
Kinder Morgan, Inc.	357,472	$7,771,441
ONEOK, Inc.	38,994	2,161,828
The Williams Cos., Inc.	154,422	4,569,347

		14,502,616

		249,063,593

Financial — 18.5%
Banks — 7.9%
Bank of America Corp.	1,869,937	44,111,814
The Bank of New York Mellon Corp.	193,535	9,140,658
BB&T Corp.	150,758	6,738,883
Capital One Financial Corp.	89,751	7,777,822
Citigroup, Inc.	516,733	30,910,968
Citizens Financial Group, Inc.	95,573	3,302,047
Comerica, Inc.	32,402	2,222,129
Fifth Third Bancorp	141,321	3,589,553
The Goldman Sachs Group, Inc.	69,099	15,873,422
Huntington Bancshares, Inc.	202,229	2,707,846
JP Morgan Chase & Co.	666,272	58,525,333
KeyCorp	199,377	3,544,923
M&T Bank Corp.	28,539	4,415,839
Morgan Stanley	268,342	11,495,771
Northern Trust Corp.	40,938	3,544,412
The PNC Financial Services Group, Inc.	90,976	10,938,954
Regions Financial Corp.	224,720	3,265,182
State Street Corp.	67,167	5,347,165
SunTrust Banks, Inc.	91,247	5,045,959
US Bancorp	296,567	15,273,201
Wells Fargo & Co.	840,607	46,788,186
Zions Bancorp	37,396	1,570,632

		296,130,699

Diversified Financial Services — 3.4%
Affiliated Managers Group, Inc.	10,750	1,762,355
Alliance Data Systems Corp.	10,382	2,585,118
American Express Co.	141,227	11,172,468
Ameriprise Financial, Inc.	28,702	3,722,075
BlackRock, Inc.	22,642	8,683,433
CBOE Holdings, Inc.	16,981	1,376,650
The Charles Schwab Corp.	226,640	9,249,178
CME Group, Inc.	63,111	7,497,587
Discover Financial Services	71,866	4,914,916
E*TRADE Financial Corp. (a)	51,123	1,783,682
Franklin Resources, Inc.	63,810	2,688,953
Intercontinental Exchange, Inc.	110,710	6,628,208
Invesco Ltd.	74,594	2,284,814
Mastercard, Inc. Class A	175,805	19,772,788
Nasdaq, Inc.	20,874	1,449,699
Navient Corp.	54,655	806,708
Raymond James Financial, Inc.	23,900	1,822,614
Synchrony Financial	143,617	4,926,063

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
T. Rowe Price Group, Inc.	45,233	$3,082,629
Visa, Inc. Class A	346,542	30,797,188

		127,007,126

Insurance — 4.3%
Aflac, Inc.	74,733	5,412,164
The Allstate Corp.	68,352	5,570,005
American International Group, Inc.	173,511	10,832,292
Aon PLC	49,003	5,816,166
Arthur J Gallagher & Co.	33,789	1,910,430
Assurant, Inc.	10,404	995,351
Berkshire Hathaway, Inc. Class B (a)	354,268	59,049,390
Chubb Ltd.	87,149	11,874,051
Cincinnati Financial Corp.	28,211	2,038,809
The Hartford Financial Services Group, Inc.	70,248	3,376,821
Lincoln National Corp.	42,034	2,751,125
Loews Corp.	51,897	2,427,223
Marsh & McLennan Cos., Inc.	95,940	7,089,007
MetLife, Inc.	202,776	10,710,628
Principal Financial Group, Inc.	50,286	3,173,550
The Progressive Corp.	107,474	4,210,831
Prudential Financial, Inc.	80,013	8,535,787
Torchmark Corp.	20,459	1,576,161
The Travelers Cos., Inc.	52,043	6,273,263
Unum Group	42,168	1,977,258
Willis Towers Watson PLC	23,789	3,113,742
XL Group Ltd.	48,485	1,932,612

		160,646,666

Real Estate Investment Trusts (REITS) — 2.9%
Alexandria Real Estate Equities, Inc.	16,600	1,834,632
American Tower Corp.	79,866	9,706,914
Apartment Investment & Management Co. Class A	30,184	1,338,660
AvalonBay Communities, Inc.	25,489	4,679,780
Boston Properties, Inc.	28,806	3,814,202
CBRE Group, Inc. Class A (a)	56,017	1,948,831
Crown Castle International Corp.	67,108	6,338,351
Digital Realty Trust, Inc.	29,745	3,164,571
Equinix, Inc.	14,495	5,803,363
Equity Residential	68,864	4,284,718
Essex Property Trust, Inc.	12,224	2,830,223
Extra Space Storage, Inc.	23,066	1,715,880
Federal Realty Investment Trust	13,570	1,811,595
GGP, Inc.	108,689	2,519,411
HCP, Inc.	86,907	2,718,451
Host Hotels & Resorts, Inc.	139,145	2,596,446
Iron Mountain, Inc.	45,539	1,624,376
Kimco Realty Corp.	80,322	1,774,313
The Macerich Co.	22,207	1,430,131
Mid-America Apartment Communities, Inc.	21,015	2,138,066

	Number of Shares	Value
Prologis, Inc.	99,338	$5,153,655
Public Storage	27,709	6,065,777
Realty Income Corp.	50,731	3,020,016
Regency Centers Corp.	27,159	1,803,086
Simon Property Group, Inc.	59,722	10,273,976
SL Green Realty Corp.	18,488	1,971,191
UDR, Inc.	49,133	1,781,563
Ventas, Inc.	65,987	4,291,794
Vornado Realty Trust	32,359	3,245,931
Welltower, Inc.	67,541	4,783,254
Weyerhaeuser Co.	140,600	4,777,588

		111,240,745

Savings & Loans — 0.0%
People’s United Financial, Inc.	64,071	1,166,092

		696,191,328

Industrial — 9.9%
Aerospace & Defense — 2.2%
Arconic, Inc.	82,819	2,181,453
The Boeing Co.	106,276	18,795,973
General Dynamics Corp.	52,896	9,902,131
Harris Corp.	23,172	2,578,348
L3 Technologies, Inc.	14,629	2,418,027
Lockheed Martin Corp.	46,525	12,450,090
Northrop Grumman Corp.	32,536	7,738,362
Raytheon Co.	54,644	8,333,210
Rockwell Collins, Inc.	24,216	2,352,827
TransDigm Group, Inc.	9,341	2,056,515
United Technologies Corp.	139,823	15,689,539

		84,496,475

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.	28,051	1,706,903
Johnson Controls International PLC	174,587	7,353,605
Martin Marietta Materials, Inc.	11,860	2,588,445
Masco Corp.	59,083	2,008,231
Vulcan Materials Co.	24,895	2,999,350

		16,656,534

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	8,089	1,650,156
AMETEK, Inc.	43,268	2,339,934
Emerson Electric Co.	119,747	7,168,055

		11,158,145

Electronics — 1.3%
Agilent Technologies, Inc.	59,414	3,141,218
Allegion PLC	18,315	1,386,445
Amphenol Corp. Class A	57,826	4,115,476
Corning, Inc.	173,347	4,680,369
FLIR Systems, Inc.	26,436	959,098
Fortive Corp.	56,016	3,373,283
Garmin Ltd.	22,269	1,138,169

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Honeywell International, Inc.	141,749	$17,700,198
Mettler-Toledo International, Inc. (a)	4,723	2,261,892
PerkinElmer, Inc.	20,862	1,211,248
TE Connectivity Ltd.	66,036	4,922,984
Waters Corp. (a)	14,999	2,344,494

		47,234,874

Engineering & Construction — 0.1%
Fluor Corp.	26,596	1,399,482
Jacobs Engineering Group, Inc.	21,983	1,215,220

		2,614,702

Environmental Controls — 0.3%
Republic Services, Inc.	42,846	2,691,157
Stericycle, Inc. (a)	16,254	1,347,294
Waste Management, Inc.	75,706	5,520,482

		9,558,933

Hand & Machine Tools — 0.1%
Snap-on, Inc.	10,732	1,810,166
Stanley Black & Decker, Inc.	28,734	3,817,887

		5,628,053

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	109,732	10,178,740

Machinery – Diversified — 0.5%
Cummins, Inc.	28,727	4,343,522
Deere & Co.	54,643	5,948,437
Flowserve Corp.	24,940	1,207,595
Rockwell Automation, Inc.	23,827	3,710,102
Roper Technologies, Inc.	18,970	3,917,115
Xylem, Inc.	32,826	1,648,522

		20,775,293

Miscellaneous – Manufacturing — 2.6%
3M Co.	111,200	21,275,896
Dover Corp.	28,751	2,310,143
Eaton Corp. PLC	84,161	6,240,538
General Electric Co.	1,627,498	48,499,440
Illinois Tool Works, Inc.	58,226	7,713,198
Ingersoll-Rand PLC	48,130	3,913,932
Parker Hannifin Corp.	24,674	3,955,736
Pentair PLC	31,191	1,958,171
Textron, Inc.	49,977	2,378,405

		98,245,459

Packaging & Containers — 0.2%
Ball Corp.	32,246	2,394,588
Sealed Air Corp.	36,214	1,578,206
WestRock Co.	46,955	2,443,069

		6,415,863

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	26,324	2,034,582
CSX Corp.	172,287	8,019,960

	Number of Shares	Value
Expeditors International of Washington, Inc.	33,543	$1,894,844
FedEx Corp.	45,846	8,946,847
J.B. Hunt Transport Services, Inc.	16,340	1,499,031
Kansas City Southern	19,873	1,704,308
Norfolk Southern Corp.	54,310	6,081,091
Ryder System, Inc.	10,256	773,713
Union Pacific Corp.	151,703	16,068,382
United Parcel Service, Inc. Class B	128,777	13,817,772

		60,840,530

		373,803,601

Technology — 14.2%
Computers — 5.7%
Accenture PLC Class A	116,093	13,917,229
Apple, Inc.	978,742	140,606,076
Cognizant Technology Solutions Corp. Class A (a)	114,163	6,794,982
CSRA, Inc.	26,762	783,859
Hewlett Packard Enterprise Co.	309,653	7,338,776
HP, Inc.	317,045	5,668,764
International Business Machines Corp.	160,112	27,881,904
NetApp, Inc.	51,291	2,146,528
Seagate Technology PLC	55,234	2,536,898
Teradata Corp. (a)	24,881	774,297
Western Digital Corp.	53,474	4,413,209

		212,862,522

Office & Business Equipment — 0.0%
Xerox Corp.	156,076	1,145,598

Semiconductors — 3.4%
Advanced Micro Devices, Inc. (a)	144,000	2,095,200
Analog Devices, Inc.	68,171	5,586,613
Applied Materials, Inc.	201,078	7,821,934
Broadcom Ltd.	74,807	16,379,741
Intel Corp.	881,190	31,784,523
KLA-Tencor Corp.	28,899	2,747,428
Lam Research Corp.	30,605	3,928,458
Microchip Technology, Inc.	39,943	2,946,995
Micron Technology, Inc. (a)	191,974	5,548,049
NVIDIA Corp.	109,854	11,966,396
Qorvo, Inc. (a)	23,313	1,598,339
QUALCOMM, Inc.	275,979	15,824,636
Skyworks Solutions, Inc.	34,314	3,362,086
Texas Instruments, Inc.	187,017	15,066,089
Xilinx, Inc.	45,962	2,660,740

		129,317,227

Software — 5.1%
Activision Blizzard, Inc.	128,997	6,431,790
Adobe Systems, Inc. (a)	92,435	12,028,567
Akamai Technologies, Inc. (a)	32,513	1,941,026
Autodesk, Inc. (a)	36,678	3,171,547

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CA, Inc.	58,524	$1,856,381
Cerner Corp. (a)	54,743	3,221,626
Citrix Systems, Inc. (a)	28,875	2,407,886
The Dun & Bradstreet Corp.	6,937	748,780
Electronic Arts, Inc. (a)	57,532	5,150,265
Fidelity National Information Services, Inc.	60,912	4,849,813
Fiserv, Inc. (a)	40,162	4,631,080
Intuit, Inc.	45,378	5,263,394
Microsoft Corp.	1,441,499	94,937,124
Oracle Corp.	559,154	24,943,860
Paychex, Inc.	60,172	3,544,131
Red Hat, Inc. (a)	33,713	2,916,175
Salesforce.com, Inc. (a)	122,162	10,077,143
Synopsys, Inc. (a)	28,145	2,030,099

		190,150,687

		533,476,034

Utilities — 3.2%
Electric — 2.9%
The AES Corp.	119,985	1,341,432
Alliant Energy Corp.	41,580	1,646,984
Ameren Corp.	44,949	2,453,766
American Electric Power Co., Inc.	91,571	6,147,161
CMS Energy Corp.	51,700	2,313,058
Consolidated Edison, Inc.	57,516	4,466,692
Dominion Resources, Inc.	116,869	9,065,528
DTE Energy Co.	33,553	3,426,097
Duke Energy Corp.	130,977	10,741,424
Edison International	60,375	4,806,454
Entergy Corp.	33,224	2,523,695
Eversource Energy	59,320	3,486,830
Exelon Corp.	173,657	6,248,179
FirstEnergy Corp.	82,639	2,629,573
NextEra Energy, Inc.	87,556	11,239,564
NRG Energy, Inc.	60,283	1,127,292
PG&E Corp.	94,118	6,245,670
Pinnacle West Capital Corp.	20,369	1,698,367
PPL Corp.	126,598	4,733,499
Public Service Enterprise Group, Inc.	93,741	4,157,413
SCANA Corp.	26,332	1,720,796
The Southern Co.	185,479	9,233,145
WEC Energy Group, Inc.	59,093	3,582,809
Xcel Energy, Inc.	95,328	4,237,330

		109,272,758

Gas — 0.2%
CenterPoint Energy, Inc.	79,517	2,192,284
NiSource, Inc.	61,503	1,463,156
Sempra Energy	46,974	5,190,627

		8,846,067

	Number of Shares	Value
Water — 0.1%
American Water Works Co., Inc.	33,012	$2,567,343

		120,686,168

TOTAL COMMON STOCK (Cost $2,163,799,140)		3,782,330,727

TOTAL EQUITIES (Cost $2,163,799,140)		3,782,330,727

TOTAL LONG-TERM INVESTMENTS (Cost $2,163,799,140)		3,782,330,727

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (b)	$24,274,173	24,274,173

Time Deposit — 0.0%
Euro Time Deposit 0.090% 4/03/17	3,707	3,707

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill (c) 0.000% 8/17/17	1,965,000	1,959,146

TOTAL SHORT-TERM INVESTMENTS (Cost $26,237,381)		26,237,026

TOTAL INVESTMENTS — 101.2% (Cost $2,190,036,521) (d)		3,808,567,753

Other Assets/(Liabilities) — (1.2)%		(44,215,374)

NET ASSETS — 100.0%		$3,764,352,379

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $24,274,274. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 2.125%, maturity dates ranging from 9/30/21 – 1/31/22, and an aggregate market value, including accrued interest, of $24,760,682.
(c)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Basic Materials — 3.1%
Chemicals — 3.1%
CF Industries Holdings, Inc.	118,200	$3,469,170
E.I. du Pont de Nemours & Co.	111,200	8,932,696
Praxair, Inc.	88,289	10,471,075

		22,872,941

Communications — 4.0%
Media — 2.2%
Comcast Corp. Class A	196,500	7,386,435
Twenty-First Century Fox, Inc. Class B	281,700	8,952,426

		16,338,861

Telecommunications — 1.8%
Cisco Systems, Inc.	193,000	6,523,400
Verizon Communications, Inc.	144,000	7,020,000

		13,543,400

		29,882,261

Consumer, Cyclical — 14.3%
Apparel — 3.6%
NIKE, Inc. Class B	488,505	27,224,384

Lodging — 0.6%
Las Vegas Sands Corp.	81,600	4,656,912

Retail — 10.1%
Costco Wholesale Corp.	156,612	26,262,266
Lowe’s Cos., Inc.	159,521	13,114,221
McDonald’s Corp.	120,570	15,627,078
The TJX Cos., Inc.	199,268	15,758,114
Wal-Mart Stores, Inc.	59,100	4,259,928

		75,021,607

		106,902,903

Consumer, Non-cyclical — 24.7%
Beverages — 3.4%
The Coca-Cola Co.	368,919	15,656,922
Diageo PLC	141,631	4,057,024
PepsiCo, Inc.	54,100	6,051,626

		25,765,572

Biotechnology — 0.4%
Gilead Sciences, Inc.	41,200	2,798,304

Commercial Services — 1.9%
Automatic Data Processing, Inc.	139,069	14,239,275

Cosmetics & Personal Care — 2.4%
Colgate-Palmolive Co.	248,056	18,155,219

Health Care – Products — 3.9%
Becton, Dickinson & Co.	37,400	6,860,656

	Number of Shares	Value
Medtronic PLC	272,959	$21,989,577

		28,850,233

Health Care – Services — 2.9%
Anthem, Inc.	51,300	8,483,994
UnitedHealth Group, Inc.	79,043	12,963,842

		21,447,836

Pharmaceuticals — 9.8%
Bristol-Myers Squibb Co.	464,330	25,250,265
Cardinal Health, Inc.	189,819	15,479,740
Johnson & Johnson	48,100	5,990,855
McKesson Corp.	105,136	15,587,463
Merck & Co., Inc.	164,716	10,466,055

		72,774,378

		184,030,817

Energy — 3.1%
Oil & Gas — 3.1%
Hess Corp.	113,000	5,447,730
Occidental Petroleum Corp.	92,300	5,848,128
TOTAL SA	231,344	11,687,252

		22,983,110

Financial — 25.9%
Banks — 7.5%
JP Morgan Chase & Co.	102,200	8,977,248
Morgan Stanley	244,300	10,465,812
The PNC Financial Services Group, Inc.	198,130	23,823,151
State Street Corp.	90,700	7,220,627
Wells Fargo & Co.	105,000	5,844,300

		56,331,138

Diversified Financial Services — 8.0%
American Express Co.	276,058	21,838,948
Ameriprise Financial, Inc.	58,100	7,534,408
BlackRock, Inc.	38,164	14,636,276
Visa, Inc. Class A	175,521	15,598,551

		59,608,183

Insurance — 7.2%
Chubb Ltd.	171,367	23,348,754
Loews Corp.	157,500	7,366,275
Marsh & McLennan Cos., Inc.	226,695	16,750,494
MetLife, Inc.	123,100	6,502,142

		53,967,665

Real Estate Investment Trusts (REITS) — 3.2%
Equity Residential	50,700	3,154,554
Public Storage	94,232	20,628,327

		23,782,881

		193,689,867

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 13.4%
Aerospace & Defense — 3.6%
The Boeing Co.	38,400	$6,791,424
Harris Corp.	64,300	7,154,661
Lockheed Martin Corp.	48,699	13,031,853

		26,977,938

Building Materials — 1.1%
Johnson Controls International PLC	184,200	7,758,504

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	38,800	2,322,568

Transportation — 8.4%
Canadian National Railway Co.	233,100	17,205,772
Union Pacific Corp.	175,108	18,547,439
United Parcel Service, Inc. Class B	250,806	26,911,484

		62,664,695

		99,723,705

Technology — 7.8%
Computers — 2.5%
Accenture PLC Class A	130,770	15,676,707
Western Digital Corp.	31,500	2,599,695

		18,276,402

Semiconductors — 0.8%
QUALCOMM, Inc.	102,600	5,883,084

Software — 4.5%
Microsoft Corp.	512,709	33,767,015

		57,926,501

Utilities — 2.1%
Electric — 2.1%
The AES Corp.	185,000	2,068,300
Exelon Corp.	130,100	4,680,998
PG&E Corp.	137,900	9,151,044

		15,900,342

TOTAL COMMON STOCK (Cost $725,563,470)		733,912,447

TOTAL EQUITIES (Cost $725,563,470)		733,912,447

TOTAL LONG-TERM INVESTMENTS (Cost $725,563,470)		733,912,447

TOTAL INVESTMENTS — 98.4% (Cost $725,563,470) (a)		733,912,447

Other Assets/(Liabilities) — 1.6%		12,217,357

NET ASSETS — 100.0%		$746,129,804

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	84.8%
Ireland	6.1%
Switzerland	3.1%
Canada	2.3%
France	1.6%
United Kingdom	0.5%

Total Long-Term Investments	98.4%
Other Assets and Liabilities	1.6%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Basic Materials — 2.3%
Iron & Steel — 1.2%
Cliffs Natural Resources, Inc. (a)	56,428	$463,274
Nucor Corp.	16,468	983,469

		1,446,743

Mining — 1.1%
Rio Tinto PLC Sponsored ADR (United Kingdom) (b)	33,913	1,379,581

		2,826,324

Communications — 22.7%
Internet — 17.6%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	10,844	1,169,309
Alphabet, Inc. Class C (a)	7,986	6,624,866
Amazon.com, Inc. (a)	3,458	3,065,655
eBay, Inc. (a)	45,367	1,522,970
F5 Networks, Inc. (a)	8,418	1,200,154
Facebook, Inc. Class A (a)	30,277	4,300,848
Netflix, Inc. (a)	4,868	719,539
The Priceline Group, Inc. (a)	1,085	1,931,268
Snap, Inc. Class A (a)	5,245	118,170
Yandex NV Class A (a)	38,312	840,182

		21,492,961

Media — 4.2%
Comcast Corp. Class A	62,691	2,356,555
Discovery Communications, Inc. Class A (a) (b)	22,505	654,671
FactSet Research Systems, Inc.	2,287	377,149
Scripps Networks Interactive Class A	12,527	981,741
Viacom, Inc. Class B	16,139	752,400

		5,122,516

Telecommunications — 0.9%
Cisco Systems, Inc.	32,649	1,103,536

		27,719,013

Consumer, Cyclical — 4.0%
Lodging — 0.7%
Las Vegas Sands Corp.	14,934	852,283

Retail — 3.3%
The Home Depot, Inc.	16,800	2,466,744
Ross Stores, Inc.	10,500	691,635
The TJX Cos., Inc.	11,498	909,262

		4,067,641

		4,919,924

Consumer, Non-cyclical — 20.6%
Beverages — 1.8%
PepsiCo, Inc.	19,372	2,166,952

	Number of Shares	Value
Biotechnology — 4.2%
Amgen, Inc.	14,624	$2,399,360
Celgene Corp. (a)	10,945	1,361,886
Gilead Sciences, Inc.	20,298	1,378,640

		5,139,886

Commercial Services — 4.8%
Experian PLC	27,998	571,514
Gartner, Inc. (a)	6,476	699,343
Global Payments, Inc.	8,964	723,216
IHS Markit Ltd. (a)	30,851	1,294,200
PayPal Holdings, Inc. (a)	34,768	1,495,719
Vantiv, Inc. Class A (a)	16,619	1,065,610

		5,849,602

Health Care – Products — 1.6%
C.R. Bard, Inc.	2,047	508,761
Danaher Corp.	7,314	625,566
Medtronic PLC	4,074	328,202
Varian Medical Systems, Inc. (a)	4,976	453,463

		1,915,992

Health Care – Services — 3.1%
Aetna, Inc.	11,158	1,423,203
Anthem, Inc.	6,514	1,077,285
HCA Holdings, Inc. (a)	8,593	764,691
ICON PLC (a)	6,905	550,467

		3,815,646

Pharmaceuticals — 5.1%
Allergan PLC	6,083	1,453,350
Bristol-Myers Squibb Co.	29,310	1,593,878
Cardinal Health, Inc.	12,601	1,027,611
Johnson & Johnson	9,678	1,205,395
Merck & Co., Inc.	15,907	1,010,731

		6,290,965

		25,179,043

Energy — 4.7%
Oil & Gas — 2.8%
BP PLC Sponsored ADR (United Kingdom)	31,645	1,092,385
Chevron Corp.	10,161	1,090,987
Pioneer Natural Resources Co.	6,201	1,154,812

		3,338,184

Oil & Gas Services — 1.9%
Baker Hughes, Inc.	19,104	1,142,801
Schlumberger Ltd.	15,240	1,190,244

		2,333,045

		5,671,229

Financial — 11.3%
Banks — 3.0%
Bank of America Corp.	57,745	1,362,205

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Citigroup, Inc.	20,831	$1,246,110
JP Morgan Chase & Co.	12,471	1,095,453

		3,703,768

Diversified Financial Services — 6.6%
Alliance Data Systems Corp.	3,993	994,257
American Express Co.	14,220	1,124,944
Intercontinental Exchange, Inc.	21,194	1,268,885
Mastercard, Inc. Class A	17,914	2,014,787
Visa, Inc. Class A	29,262	2,600,514

		8,003,387

Insurance — 1.7%
American International Group, Inc.	19,073	1,190,727
MetLife, Inc.	17,589	929,051

		2,119,778

		13,826,933

Industrial — 7.0%
Electrical Components & Equipment — 0.5%
Emerson Electric Co.	10,503	628,710

Electronics — 1.5%
Fortive Corp.	9,468	570,163
Honeywell International, Inc.	10,014	1,250,448

		1,820,611

Machinery – Construction & Mining — 0.8%
Caterpillar, Inc.	10,281	953,665

Machinery – Diversified — 1.8%
Cummins, Inc.	7,414	1,120,997
Rockwell Automation, Inc.	6,524	1,015,852

		2,136,849

Miscellaneous – Manufacturing — 1.7%
Dover Corp.	9,821	789,117
Parker Hannifin Corp.	8,273	1,326,328

		2,115,445

Transportation — 0.7%
C.H. Robinson Worldwide, Inc.	11,418	882,497

		8,537,777

Technology — 27.2%
Computers — 9.7%
Amdocs Ltd.	9,336	569,402
Apple, Inc.	62,445	8,970,849
Check Point Software Technologies Ltd. (a)	18,108	1,858,967
NetApp, Inc.	10,522	440,346

		11,839,564

Semiconductors — 6.3%
Analog Devices, Inc.	8,224	673,957
Applied Materials, Inc.	27,117	1,054,851
Cirrus Logic, Inc. (a)	6,960	422,402
Maxim Integrated Products, Inc.	35,642	1,602,464

	Number of Shares	Value
QUALCOMM, Inc.	22,315	$1,279,542
Texas Instruments, Inc.	23,449	1,889,052
Xilinx, Inc.	13,429	777,405

		7,699,673

Software — 11.2%
Electronic Arts, Inc. (a)	11,638	1,041,834
Fiserv, Inc. (a)	5,593	644,929
Intuit, Inc.	4,213	488,666
Jack Henry & Associates, Inc.	8,451	786,788
Microsoft Corp.	100,317	6,606,879
Oracle Corp.	66,039	2,946,000
Paychex, Inc.	12,127	714,280
SS&C Technologies Holdings, Inc	14,388	509,335

		13,738,711

		33,277,948

TOTAL COMMON STOCK (Cost $102,715,974)		121,958,191

TOTAL EQUITIES (Cost $102,715,974)		121,958,191

MUTUAL FUNDS — 1.3%
Diversified Financial Services — 1.3%
State Street Navigator Securities Lending Prime Portfolio (c)	1,573,066	1,573,066

TOTAL MUTUAL FUNDS (Cost $1,573,066)		1,573,066

TOTAL LONG-TERM INVESTMENTS (Cost $104,289,040)		123,531,257

	Principal Amount

SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (d)	$3,345,362	3,345,362

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposit — 0.0%
Euro Time Deposit 0.090% 4/03/17	$18,054	$18,054

TOTAL SHORT-TERM INVESTMENTS (Cost $3,363,416)		3,363,416

TOTAL INVESTMENTS — 103.9% (Cost $107,652,456) (e)		126,894,673

Other Assets/(Liabilities) — (3.9)%		(4,705,207)

NET ASSETS — 100.0%		$122,189,466

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $1,540,468 or 1.26% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,345,376. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 9/30/21, and an aggregate market value, including accrued interest, of $3,415,810.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 100.4%

COMMON STOCK — 100.4%
Basic Materials — 0.1%
Chemicals — 0.1%
E.I. du Pont de Nemours & Co.	1,600	$128,529
PPG Industries, Inc.	1,100	115,588
The Sherwin-Williams Co.	3,700	1,147,703

		1,391,820

Communications — 31.9%
Internet — 28.8%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	573,952	61,889,243
Alphabet, Inc. Class A (a)	55,920	47,408,976
Alphabet, Inc. Class C (a)	82,760	68,654,386
Amazon.com, Inc. (a)	169,071	149,888,204
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	1,222	210,819
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	131,820	6,478,953
Facebook, Inc. Class A (a)	761,750	108,206,587
MercadoLibre, Inc.	2,200	465,234
Netflix, Inc. (a)	91,300	13,495,053
The Priceline Group, Inc. (a)	30,400	54,111,088
Snap, Inc. Class A (a)	49,700	1,119,741
Tencent Holdings Ltd.	658,500	18,902,190

		530,830,474

Media — 1.2%
Charter Communications, Inc. Class A (a)	16,237	5,314,695
Comcast Corp. Class A	95,800	3,601,122
FactSet Research Systems, Inc.	70,845	11,683,049
The Walt Disney Co.	7,400	839,086

		21,437,952

Telecommunications — 1.9%
Cisco Systems, Inc.	1,047,480	35,404,824

		587,673,250

Consumer, Cyclical — 9.0%
Airlines — 1.8%
Alaska Air Group, Inc.	119,600	11,029,512
American Airlines Group, Inc.	389,100	16,458,930
Delta Air Lines, Inc.	4,200	193,032
United Continental Holdings, Inc. (a)	76,800	5,425,152

		33,106,626

Auto Manufacturers — 0.7%
Ferrari NV	36,600	2,721,576
Tesla, Inc. (a)	35,528	9,887,442

		12,609,018

	Number of Shares	Value
Auto Parts & Equipment — 0.3%
Delphi Automotive PLC	56,000	$4,507,440

Leisure Time — 0.3%
Norwegian Cruise Line Holdings Ltd. (a)	8,300	421,059
Royal Caribbean Cruises Ltd.	56,200	5,513,782

		5,934,841

Lodging — 1.1%
Hilton Worldwide Holdings, Inc.	91,951	5,375,456
Las Vegas Sands Corp.	26,900	1,535,183
Marriott International, Inc. Class A	82,290	7,750,072
MGM Resorts International	197,100	5,400,540

		20,061,251

Retail — 4.8%
AutoZone, Inc. (a)	5,700	4,121,385
Coach, Inc.	46,100	1,905,313
Costco Wholesale Corp.	12,100	2,029,049
Dollar General Corp.	14,800	1,032,004
Domino’s Pizza, Inc.	2,600	479,180
The Home Depot, Inc.	94,000	13,802,020
Lowe’s Cos., Inc.	119,300	9,807,653
O’Reilly Automotive, Inc. (a)	32,770	8,842,657
Ross Stores, Inc.	113,000	7,443,310
Starbucks Corp.	56,400	3,293,196
Walgreens Boots Alliance, Inc.	132,400	10,995,820
Yum China Holdings, Inc. (a)	271,530	7,385,616
Yum! Brands, Inc.	279,414	17,854,555

		88,991,758

		165,210,934

Consumer, Non-cyclical — 23.3%
Agriculture — 0.6%
Philip Morris International, Inc.	93,800	10,590,020

Beverages — 2.8%
The Coca-Cola Co.	531,692	22,565,008
Constellation Brands, Inc. Class A	11,100	1,798,977
Dr. Pepper Snapple Group, Inc.	2,300	225,216
Molson Coors Brewing Co. Class B	3,400	325,414
Monster Beverage Corp. (a)	597,909	27,605,459

		52,520,074

Biotechnology — 4.3%
Alexion Pharmaceuticals, Inc. (a)	85,958	10,421,548
Amgen, Inc.	86,248	14,150,709
Biogen, Inc. (a)	36,400	9,952,488
Celgene Corp. (a)	118,100	14,695,183
Illumina, Inc. (a)	10,000	1,706,400
Regeneron Pharmaceuticals, Inc. (a)	47,849	18,541,966
Vertex Pharmaceuticals, Inc. (a)	84,600	9,251,010

		78,719,304

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 1.3%
Automatic Data Processing, Inc.	65,562	$6,712,893
Ecolab, Inc.	6,400	802,176
Equifax, Inc.	15,700	2,146,818
FleetCor Technologies, Inc. (a)	13,100	1,983,733
Global Payments, Inc.	21,900	1,766,892
IHS Markit Ltd. (a)	51,565	2,163,152
PayPal Holdings, Inc. (a)	177,600	7,640,352
S&P Global, Inc.	13,400	1,751,916

		24,967,932

Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	266,810	23,972,878

Foods — 1.3%
Danone SA Sponsored ADR (France)	1,711,188	23,426,164

Health Care – Products — 5.1%
Becton, Dickinson & Co.	42,400	7,777,856
C.R. Bard, Inc.	1,400	347,956
Danaher Corp.	311,300	26,625,489
DENTSPLY SIRONA, Inc.	5,700	355,908
Henry Schein, Inc. (a)	400	67,988
Intuitive Surgical, Inc. (a)	18,400	14,103,048
Stryker Corp.	103,300	13,599,445
Thermo Fisher Scientific, Inc.	73,708	11,321,549
Varex Imaging Corp. (a)	62,893	2,113,205
Varian Medical Systems, Inc. (a)	184,180	16,784,323

		93,096,767

Health Care – Services — 2.7%
Aetna, Inc.	73,972	9,435,129
Cigna Corp.	34,000	4,980,660
Humana, Inc.	46,400	9,564,896
UnitedHealth Group, Inc.	157,500	25,831,575

		49,812,260

Pharmaceuticals — 3.9%
Allergan PLC	58,393	13,951,256
Bristol-Myers Squibb Co.	41,000	2,229,580
Eli Lilly & Co.	20,200	1,699,022
Merck & Co., Inc.	230,752	14,661,982
Novartis AG Sponsored ADR (Switzerland)	189,431	14,069,040
Novo Nordisk A/S Sponsored ADR (Denmark)	545,264	18,691,650
Shire PLC ADR (Ireland)	20,009	3,486,168
Zoetis, Inc.	54,100	2,887,317

		71,676,015

		428,781,414

Energy — 0.9%
Oil & Gas Services — 0.9%
Schlumberger Ltd.	215,063	16,796,420

	Number of Shares	Value
Financial — 14.1%
Banks — 3.1%
The Bank of New York Mellon Corp.	93,100	$4,397,113
Citigroup, Inc.	36,500	2,183,430
Citizens Financial Group, Inc.	111,600	3,855,780
First Republic Bank	34,122	3,200,985
The Goldman Sachs Group, Inc.	6,200	1,424,264
JP Morgan Chase & Co.	99,300	8,722,512
Morgan Stanley	555,600	23,801,904
State Street Corp.	115,700	9,210,877

		56,796,865

Diversified Financial Services — 9.2%
American Express Co.	131,936	10,437,457
Ameriprise Financial, Inc.	9,000	1,167,120
The Charles Schwab Corp.	129,000	5,264,490
CME Group, Inc.	24,000	2,851,200
Intercontinental Exchange, Inc.	236,200	14,141,294
Mastercard, Inc. Class A	269,100	30,265,677
SEI Investments Co.	391,151	19,729,656
TD Ameritrade Holding Corp.	347,600	13,507,736
Visa, Inc. Class A	802,499	71,318,086

		168,682,716

Insurance — 0.5%
Chubb Ltd.	6,700	912,875
Marsh & McLennan Cos., Inc.	67,400	4,980,186
The Progressive Corp.	14,300	560,274
Willis Towers Watson PLC	23,372	3,059,161

		9,512,496

Real Estate Investment Trusts (REITS) — 1.3%
American Tower Corp.	168,400	20,467,336
Equinix, Inc.	8,732	3,496,031
SBA Communications Corp. (a)	2,000	240,740

		24,204,107

		259,196,184

Industrial — 6.3%
Aerospace & Defense — 1.2%
The Boeing Co.	94,100	16,642,526
General Dynamics Corp.	4,800	898,560
Harris Corp.	11,400	1,268,478
Northrop Grumman Corp.	10,300	2,449,752
Raytheon Co.	1,000	152,500
Rockwell Collins, Inc.	9,200	893,872

		22,305,688

Building Materials — 0.1%
Johnson Controls International PLC	14,355	604,633

Electronics — 0.7%
Agilent Technologies, Inc.	3,300	174,471
Fortive Corp.	155,150	9,343,133
Honeywell International, Inc.	24,400	3,046,828

		12,564,432

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hand & Machine Tools — 0.0%
Stanley Black & Decker, Inc.	900	$119,583

Machinery – Diversified — 1.2%
Deere & Co.	169,023	18,399,844
Roper Technologies, Inc.	18,900	3,902,661
Wabtec Corp.	3,873	302,094

		22,604,599

Miscellaneous – Manufacturing — 0.1%
Textron, Inc.	49,100	2,336,669

Packaging & Containers — 0.1%
Ball Corp.	22,917	1,701,816

Transportation — 2.9%
Canadian Pacific Railway Ltd.	17,200	2,527,024
Expeditors International of Washington, Inc.	402,575	22,741,462
FedEx Corp.	41,200	8,040,180
J.B. Hunt Transport Services, Inc.	17,700	1,623,798
Union Pacific Corp.	1,800	190,656
United Parcel Service, Inc. Class B	168,192	18,047,001

		53,170,121

		115,407,541

Technology — 14.6%
Computers — 0.9%
Apple, Inc.	120,200	17,267,932

Semiconductors — 2.8%
Analog Devices, Inc.	62,801	5,146,542
Broadcom Ltd.	46,000	10,072,160
KLA-Tencor Corp.	14,900	1,416,543
Microchip Technology, Inc.	20,400	1,505,112
NVIDIA Corp.	900	98,037
NXP Semiconductor NV (a)	62,421	6,460,573
QUALCOMM, Inc.	453,729	26,016,821

		50,715,788

Software — 10.9%
Activision Blizzard, Inc.	9,000	448,740
Autodesk, Inc. (a)	275,235	23,799,570
Cerner Corp. (a)	288,930	17,003,531
Electronic Arts, Inc. (a)	48,300	4,323,816
Fidelity National Information Services, Inc.	68,800	5,477,856
Fiserv, Inc. (a)	106,100	12,234,391
Intuit, Inc.	29,100	3,375,309
Microsoft Corp.	911,186	60,010,710
Oracle Corp.	730,716	32,597,241
Red Hat, Inc. (a)	88,590	7,663,035
Salesforce.com, Inc. (a)	229,700	18,947,953
ServiceNow, Inc. (a)	128,500	11,239,895
Workday, Inc. Class A (a)	47,000	3,914,160

		201,036,207

		269,019,927

	Number of Shares	Value
Utilities — 0.2%
Electric — 0.2%
NextEra Energy, Inc.	30,500	$3,915,285

TOTAL COMMON STOCK (Cost $1,412,274,435)		1,847,392,775

TOTAL EQUITIES (Cost $1,412,274,435)		1,847,392,775

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
T. Rowe Price Reserve Investment Fund	1,016	1,016

TOTAL MUTUAL FUNDS (Cost $1,016)		1,016

TOTAL LONG-TERM INVESTMENTS (Cost $1,412,275,451)		1,847,393,791

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (b)	$13,587,219	13,587,219

Time Deposit — 0.8%
Euro Time Deposit 0.090% 4/03/17	13,724,007	13,724,007

TOTAL SHORT-TERM INVESTMENTS (Cost $27,311,226)		27,311,226

TOTAL INVESTMENTS — 101.9% (Cost $1,439,586,677) (c)		1,874,705,017

Other Assets/(Liabilities) — (1.9)%		(35,407,055)

NET ASSETS — 100.0%		$1,839,297,962

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $13,587,275. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $13,861,498.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Communications — 33.7%
Internet — 32.1%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	199,000	$21,458,170
Alphabet, Inc. Class A (a)	41,352	35,058,226
Alphabet, Inc. Class C (a)	24,988	20,729,045
Amazon.com, Inc. (a)	30,400	26,950,816
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	76,500	13,197,780
eBay, Inc. (a)	510,911	17,151,282
Facebook, Inc. Class A (a)	319,188	45,340,655
Netflix, Inc. (a)	122,000	18,032,820
Palo Alto Networks, Inc. (a)	71,000	8,000,280
The Priceline Group, Inc. (a)	15,800	28,123,526
Snap, Inc. Class A (a)	209,853	4,727,988
Symantec Corp.	418,967	12,853,908
TripAdvisor, Inc. (a)	225,087	9,714,755

		261,339,251

Media — 1.6%
Liberty Global PLC Series A (a)	77,070	2,764,501
Liberty Global PLC Series C (a)	289,164	10,132,307

		12,896,808

		274,236,059

Consumer, Cyclical — 5.6%
Apparel — 0.5%
Under Armour, Inc. Class A (a) (b)	99,500	1,968,110
Under Armour, Inc. Class C (a) (b)	99,369	1,818,453

		3,786,563

Retail — 5.1%
Chipotle Mexican Grill, Inc. (a)	22,300	9,935,096
Dollar General Corp.	103,331	7,205,271
Liberty Interactive Corp. QVC Group Class A (a)	715,496	14,324,230
Starbucks Corp.	85,286	4,979,849
Walgreens Boots Alliance, Inc.	60,029	4,985,408

		41,429,854

		45,216,417

Consumer, Non-cyclical — 23.3%
Beverages — 1.4%
Monster Beverage Corp. (a)	249,500	11,519,415

Biotechnology — 12.7%
Alexion Pharmaceuticals, Inc. (a)	105,000	12,730,200
Biogen, Inc. (a)	79,008	21,602,367
BioMarin Pharmaceutical, Inc. (a)	115,000	10,094,700
Celgene Corp. (a)	178,829	22,251,693

	Number of Shares	Value
Illumina, Inc. (a)	69,000	$11,774,160
Incyte Corp. (a)	85,600	11,442,152
Regeneron Pharmaceuticals, Inc. (a)	34,700	13,446,597

		103,341,869

Commercial Services — 3.8%
Nielsen Holdings PLC	215,801	8,914,739
PayPal Holdings, Inc. (a)	504,941	21,722,562

		30,637,301

Health Care – Products — 2.3%
DENTSPLY SIRONA, Inc.	166,684	10,407,749
Edwards Lifesciences Corp. (a)	92,000	8,654,440

		19,062,189

Health Care – Services — 1.6%
Quintiles IMS Holdings, Inc. (a)	156,736	12,621,950

Pharmaceuticals — 1.5%
Allergan PLC	49,197	11,754,147

		188,936,871

Energy — 0.9%
Oil & Gas Services — 0.9%
Schlumberger Ltd.	98,500	7,692,850

Financial — 18.0%
Diversified Financial Services — 14.6%
The Charles Schwab Corp.	572,453	23,361,807
Intercontinental Exchange, Inc.	243,368	14,570,442
LendingClub Corp. (a) (b)	536,000	2,942,640
Mastercard, Inc. Class A	158,775	17,857,424
Visa, Inc. Class A	674,120	59,909,045

		118,641,358

Real Estate Investment Trusts (REITS) — 3.4%
Crown Castle International Corp.	188,744	17,826,871
Equinix, Inc.	24,113	9,654,122

		27,480,993

		146,122,351

Industrial — 1.4%
Transportation — 1.4%
FedEx Corp.	59,489	11,609,278

Technology — 16.2%
Semiconductors — 1.8%
ASML Holding NV	45,772	6,078,521
QUALCOMM, Inc.	141,214	8,097,211

		14,175,732

Software — 14.4%
Adobe Systems, Inc. (a)	158,500	20,625,605
athenahealth, Inc. (a) (b)	50,500	5,690,845
Electronic Arts, Inc. (a)	151,826	13,591,463
Intuit, Inc.	66,407	7,702,548
Microsoft Corp.	362,789	23,893,284

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Salesforce.com, Inc. (a)	305,500	$25,200,695
ServiceNow, Inc. (a)	102,500	8,965,675
Splunk, Inc. (a)	188,000	11,710,520

		117,380,635

		131,556,367

TOTAL COMMON STOCK (Cost $624,830,548)		805,370,193

TOTAL EQUITIES (Cost $624,830,548)		805,370,193

MUTUAL FUNDS — 1.1%
Diversified Financial Services — 1.1%
State Street Navigator Securities Lending Prime Portfolio (c)	9,171,717	9,171,717

TOTAL MUTUAL FUNDS (Cost $9,171,717)		9,171,717

TOTAL LONG-TERM INVESTMENTS (Cost $634,002,265)		814,541,910

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (d)	$10,941,076	10,941,076

TOTAL SHORT-TERM INVESTMENTS (Cost $10,941,076)		10,941,076

TOTAL INVESTMENTS — 101.6% (Cost $644,943,341) (e)		825,482,986

Other Assets/(Liabilities) — (1.6)%		(12,834,790)

NET ASSETS — 100.0%		$812,648,196

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $8,966,545 or 1.10% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $10,941,080. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.125%, maturity dates ranging from 8/31/21 – 9/30/21, and an aggregate market value, including accrued interest, of $11,166,342.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 97.6%
Basic Materials — 4.2%
Chemicals — 1.6%
Agrium, Inc.	3,785	$361,658
Huntsman Corp.	30,755	754,727
Versum Materials, Inc. (a)	22,065	675,189

		1,791,574

Forest Products & Paper — 0.2%
International Paper Co.	4,205	213,530

Iron & Steel — 0.5%
Commercial Metals Co.	29,620	566,631

Mining — 1.9%
Alcoa Corp.	31,490	1,083,256
Teck Resources Ltd. Class B	21,960	480,924
US Silica Holdings, Inc.	9,905	475,341

		2,039,521

		4,611,256

Communications — 0.9%
Media — 0.2%
CBS Corp. Class B	2,605	180,683

Telecommunications — 0.7%
Level 3 Communications, Inc. (a)	9,211	527,053
Zayo Group Holdings, Inc. (a)	9,090	299,061

		826,114

		1,006,797

Consumer, Cyclical — 9.3%
Airlines — 0.7%
United Continental Holdings, Inc. (a)	11,060	781,278

Apparel — 0.2%
Ralph Lauren Corp.	3,198	261,021

Auto Manufacturers — 0.5%
Honda Motor Co. Ltd. Sponsored ADR (Japan)	17,897	541,563

Auto Parts & Equipment — 1.4%
Delphi Automotive PLC	7,308	588,221
Visteon Corp. (a)	9,605	940,810

		1,529,031

Entertainment — 0.5%
Lions Gate Entertainment Corp. Class B (a)	21,460	523,195

Food Services — 0.4%
Aramark	11,420	421,055

Home Builders — 1.2%
PulteGroup, Inc.	21,765	512,566

	Number of Shares	Value
Toll Brothers, Inc. (a)	24,115	$870,793

		1,383,359

Housewares — 0.9%
Newell Brands, Inc.	20,070	946,702

Leisure Time — 0.4%
Carnival Corp.	7,643	450,249

Retail — 2.8%
Advance Auto Parts, Inc.	4,350	644,931
CST Brands, Inc.	8,304	399,339
JC Penney Co., Inc. (a)	52,565	323,801
L Brands, Inc.	2,507	118,080
PVH Corp.	11,030	1,141,274
Target Corp.	8,502	469,225

		3,096,650

Toys, Games & Hobbies — 0.3%
Mattel, Inc.	13,220	338,564

		10,272,667

Consumer, Non-cyclical — 13.8%
Commercial Services — 0.7%
ManpowerGroup, Inc.	3,515	360,533
Vantiv, Inc. Class A (a)	6,965	446,596

		807,129

Foods — 4.8%
Conagra Brands, Inc.	24,493	988,048
General Mills, Inc.	6,873	405,576
The J.M. Smucker Co.	2,321	304,237
Kellogg Co.	7,120	516,983
Lamb Weston Holdings, Inc.	7,945	334,167
Mondelez International, Inc. Class A	16,610	715,559
Pinnacle Foods, Inc.	21,645	1,252,596
Sysco Corp.	8,805	457,155
US Foods Holding Corp. (a)	12,745	356,605

		5,330,926

Health Care – Products — 3.6%
Abbott Laboratories	8,252	366,472
Baxter International, Inc.	26,386	1,368,378
Boston Scientific Corp. (a)	21,485	534,332
STERIS PLC	6,652	462,048
Zimmer Biomet Holdings, Inc.	9,975	1,218,047

		3,949,277

Health Care – Services — 2.8%
Envision Healthcare Corp. (a)	15,020	921,026
HCA Holdings, Inc. (a)	4,393	390,933
HealthSouth Corp.	11,325	484,823
LifePoint Health, Inc. (a)	12,795	838,073
Quest Diagnostics, Inc.	5,100	500,769

		3,135,624

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products & Wares — 0.4%
Avery Dennison Corp.	5,245	$422,747

Pharmaceuticals — 1.5%
Cardinal Health, Inc.	6,219	507,159
Express Scripts Holding Co. (a)	5,290	348,664
McKesson Corp.	2,718	402,971
Mead Johnson Nutrition Co.	4,639	413,242

		1,672,036

		15,317,739

Energy — 12.4%
Coal — 0.5%
Arch Coal, Inc. Class A (a)	7,445	513,258

Oil & Gas — 10.2%
Anadarko Petroleum Corp.	11,547	715,914
Cimarex Energy Co.	1,632	195,008
Devon Energy Corp.	13,372	557,880
Energen Corp. (a)	20,245	1,102,138
EQT Corp.	17,377	1,061,735
Helmerich & Payne, Inc.	3,287	218,816
Hess Corp.	17,720	854,281
Imperial Oil Ltd.	31,870	971,066
Marathon Petroleum Corp.	8,871	448,340
Noble Energy, Inc.	23,337	801,392
Oasis Petroleum, Inc. (a)	51,900	740,094
Occidental Petroleum Corp.	11,173	707,921
PDC Energy, Inc. (a)	9,685	603,860
Precision Drilling Corp. (a)	255,010	1,203,647
SM Energy Co.	23,040	553,421
Tesoro Corp.	6,795	550,803

		11,286,316

Oil & Gas Services — 1.6%
Baker Hughes, Inc.	15,121	904,538
Frank’s International NV	5,537	58,526
Halliburton Co.	4,270	210,127
National Oilwell Varco, Inc.	16,292	653,146

		1,826,337

Pipelines — 0.1%
Spectra Energy Partners LP (b)	3,126	136,481

		13,762,392

Financial — 25.8%
Banks — 9.8%
Bank of Hawaii Corp.	3,551	292,460
BB&T Corp.	16,639	743,763
Citizens Financial Group, Inc.	35,345	1,221,170
Comerica, Inc.	4,720	323,698
Commerce Bancshares, Inc.	10,255	575,921
F.N.B. Corp.	56,580	841,345
KeyCorp	27,710	492,684
M&T Bank Corp.	4,050	626,656

	Number of Shares	Value
Northern Trust Corp.	35,958	$3,113,244
The PNC Financial Services Group, Inc.	4,794	576,430
State Street Corp.	5,014	399,164
SunTrust Banks, Inc.	3,990	220,647
UMB Financial Corp.	3,089	232,633
Westamerica Bancorp.	8,560	477,905
Zions Bancorp	18,630	782,460

		10,920,180

Diversified Financial Services — 3.4%
Ameriprise Financial, Inc.	5,203	674,725
E*TRADE Financial Corp. (a)	22,320	778,745
Invesco Ltd.	27,308	836,444
Lazard Ltd. Class A	22,945	1,055,240
T. Rowe Price Group, Inc.	6,640	452,516

		3,797,670

Insurance — 4.8%
Aflac, Inc.	4,130	299,095
The Allstate Corp.	3,106	253,108
Brown & Brown, Inc.	9,929	414,238
Chubb Ltd.	5,683	774,309
MetLife, Inc.	5,140	271,495
ProAssurance Corp.	4,535	273,234
Reinsurance Group of America, Inc.	4,085	518,713
Torchmark Corp.	2,513	193,601
Unum Group	34,808	1,632,147
Voya Financial, Inc.	3,290	124,888
XL Group Ltd.	13,080	521,369

		5,276,197

Real Estate Investment Trusts (REITS) — 7.3%
American Tower Corp.	3,769	458,084
CBRE Group, Inc. Class A (a)	30,970	1,077,446
DuPont Fabros Technology, Inc.	6,695	332,005
Empire State Realty Trust, Inc. Class A	11,199	231,147
EPR Properties	13,370	984,433
Gaming and Leisure Properties, Inc.	6,450	215,559
Host Hotels & Resorts, Inc.	33,245	620,352
MGM Growth Properties LLC Class A	11,654	315,241
Piedmont Office Realty Trust, Inc. Class A	48,224	1,031,029
SL Green Realty Corp.	11,800	1,258,116
Tanger Factory Outlet Centers, Inc.	15,215	498,596
Weyerhaeuser Co.	33,414	1,135,408

		8,157,416

Savings & Loans — 0.5%
Capitol Federal Financial, Inc.	35,244	515,620

		28,667,083

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 15.6%
Building Materials — 2.1%
Apogee Enterprises, Inc.	9,210	$549,008
Johnson Controls International PLC	43,423	1,828,977

		2,377,985

Electrical Components & Equipment — 1.5%
Belden, Inc.	6,665	461,151
Emerson Electric Co.	7,372	441,288
Hubbell, Inc.	6,120	734,706

		1,637,145

Electronics — 2.3%
Keysight Technologies, Inc. (a)	19,954	721,138
Koninklijke Philips NV	20,856	670,411
Orbotech Ltd. (a)	6,225	200,756
PerkinElmer, Inc.	6,925	402,065
TE Connectivity Ltd.	7,616	567,773

		2,562,143

Engineering & Construction — 1.6%
AECOM (a)	20,350	724,256
KBR, Inc.	72,220	1,085,467

		1,809,723

Environmental Controls — 0.6%
Republic Services, Inc.	11,302	709,879

Machinery – Construction & Mining — 0.3%
Oshkosh Corp.	4,430	303,854

Machinery – Diversified — 1.1%
AGCO Corp.	7,015	422,163
Cummins, Inc.	3,297	498,506
Rockwell Automation, Inc.	1,918	298,652

		1,219,321

Miscellaneous – Manufacturing — 3.0%
Crane Co.	12,075	903,572
Ingersoll-Rand PLC	9,354	760,667
ITT, Inc.	2,149	88,152
Parker Hannifin Corp.	2,191	351,261
Textron, Inc.	14,886	708,425
Trinseo SA	7,150	479,765

		3,291,842

Packaging & Containers — 1.4%
Bemis Co., Inc.	9,369	457,769
Sonoco Products Co.	8,664	458,499
WestRock Co.	11,418	594,079

		1,510,347

Transportation — 1.0%
Atlas Air Worldwide Holdings, Inc. (a)	8,060	446,927
Heartland Express, Inc.	30,870	618,943

		1,065,870

	Number of Shares	Value
Trucking & Leasing — 0.7%
GATX Corp.	12,415	$756,818

		17,244,927

Technology — 8.1%
Computers — 2.3%
Barracuda Networks, Inc. (a)	26,525	612,993
Leidos Holdings, Inc.	12,765	652,802
NetApp, Inc.	23,597	987,534
Western Digital Corp.	3,195	263,683

		2,517,012

Semiconductors — 5.8%
Analog Devices, Inc.	4,660	381,887
Applied Materials, Inc.	32,607	1,268,412
Lam Research Corp.	7,195	923,550
Maxim Integrated Products, Inc.	16,804	755,508
Micron Technology, Inc. (a)	45,770	1,322,753
Microsemi Corp. (a)	15,130	779,649
Teradyne, Inc.	22,455	698,351
Xilinx, Inc.	6,370	368,759

		6,498,869

		9,015,881

Utilities — 7.5%
Electric — 6.8%
Ameren Corp.	15,092	823,872
Consolidated Edison, Inc.	4,657	361,663
Edison International	10,450	831,925
Eversource Energy	4,269	250,932
Exelon Corp.	29,535	1,062,669
NorthWestern Corp.	6,046	354,900
PG&E Corp.	24,484	1,624,758
Public Service Enterprise Group, Inc.	28,530	1,265,306
Westar Energy, Inc.	3,156	171,276
Xcel Energy, Inc.	17,962	798,411

		7,545,712

Gas — 0.7%
Atmos Energy Corp.	4,415	348,741
Spire, Inc.	6,483	437,602

		786,343

		8,332,055

TOTAL COMMON STOCK (Cost $97,616,147)		108,230,797

TOTAL EQUITIES (Cost $97,616,147)		108,230,797

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.1%
Diversified Financial Services — 1.1%
iShares Russell Mid-Cap Value ETF	15,395	$1,277,631

TOTAL MUTUAL FUNDS (Cost $1,185,781)		1,277,631

TOTAL LONG-TERM INVESTMENTS (Cost $98,801,928)		109,508,428

TOTAL INVESTMENTS — 98.7% (Cost $98,801,928) (c)		109,508,428

Other Assets/(Liabilities) — 1.3%		1,404,298

NET ASSETS — 100.0%		$110,912,726

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.9%

COMMON STOCK — 96.9%
Basic Materials — 5.9%
Chemicals — 2.0%
PolyOne Corp.	68,319	$2,328,995
Sensient Technologies Corp.	18,660	1,478,991

		3,807,986

Forest Products & Paper — 1.1%
Deltic Timber Corp.	16,640	1,299,917
Neenah Paper, Inc.	10,490	783,603

		2,083,520

Iron & Steel — 1.2%
Allegheny Technologies, Inc.	122,000	2,191,120

Mining — 1.6%
Ferroglobe PLC	203,700	2,104,221
Ferroglobe Representation & Warranty Insurance Trust (a) (b)	234,800	-
Luxfer Holdings PLC ADR (United Kingdom)	67,722	823,500
Materion Corp.	2,300	77,165

		3,004,886

		11,087,512

Consumer, Cyclical — 9.6%
Auto Parts & Equipment — 1.3%
American Axle & Manufacturing Holdings, Inc. (a)	129,279	2,427,860

Distribution & Wholesale — 0.9%
Essendant, Inc.	60,180	911,727
ScanSource, Inc. (a)	22,970	901,572

		1,813,299

Home Builders — 0.3%
TRI Pointe Group, Inc. (a)	48,930	613,582

Home Furnishing — 1.0%
Whirlpool Corp.	10,653	1,825,178

Housewares — 1.1%
The Scotts Miracle-Gro Co.	23,217	2,168,236

Office Furnishings — 0.5%
Steelcase, Inc. Class A	57,320	960,110

Retail — 3.6%
The Cato Corp. Class A	30,620	672,415
CST Brands, Inc.	6,400	307,776
DSW, Inc. Class A	25,710	531,683
Fred’s, Inc. Class A	74,970	982,107
RH (a)	62,100	2,872,746
Stage Stores, Inc.	72,370	187,438
Vitamin Shoppe, Inc. (a)	59,602	1,200,981

		6,755,146

	Number of Shares	Value
Storage & Warehousing — 0.9%
Mobile Mini, Inc.	53,871	$1,643,066

		18,206,477

Consumer, Non-cyclical — 12.8%
Beverages — 0.5%
C&C Group PLC	251,651	975,782

Biotechnology — 0.8%
Charles River Laboratories International, Inc. (a)	16,140	1,451,793

Commercial Services — 3.0%
Forrester Research, Inc.	27,200	1,081,200
FTI Consulting, Inc. (a)	43,170	1,777,309
Huron Consulting Group, Inc. (a)	26,880	1,131,648
ICF International, Inc. (a)	1,800	74,340
Matthews International Corp. Class A	23,330	1,578,274

		5,642,771

Foods — 2.3%
Cranswick PLC	39,954	1,279,120
Post Holdings, Inc. (a)	17,060	1,493,091
Smart & Final Stores, Inc. (a)	136,900	1,656,490

		4,428,701

Health Care – Products — 2.9%
Haemonetics Corp. (a)	41,130	1,668,644
ICU Medical, Inc. (a)	8,100	1,236,870
Natus Medical, Inc. (a)	17,390	682,558
STERIS PLC	27,440	1,905,982

		5,494,054

Health Care – Services — 1.8%
Envision Healthcare Corp. (a)	21,420	1,313,475
HealthSouth Corp.	48,688	2,084,333

		3,397,808

Household Products & Wares — 1.1%
ACCO Brands Corp. (a)	113,000	1,485,950
Helen of Troy Ltd. (a)	6,790	639,618

		2,125,568

Pharmaceuticals — 0.4%
Phibro Animal Health Corp. Class A	25,660	721,046

		24,237,523

Energy — 5.8%
Oil & Gas — 3.6%
Callon Petroleum Co. (a)	178,000	2,342,480
Diamondback Energy, Inc. (a)	14,660	1,520,462
Range Resources Corp.	49,837	1,450,257
Resolute Energy Corp. (a)	16,620	671,448
RSP Permian, Inc. (a)	21,528	891,905

		6,876,552

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 2.2%
Era Group, Inc. (a)	34,110	$452,299
Flotek Industries, Inc. (a)	82,200	1,051,338
SEACOR Holdings, Inc. (a)	19,620	1,357,508
Thermon Group Holdings, Inc. (a)	64,540	1,345,013

		4,206,158

		11,082,710

Financial — 19.0%
Banks — 11.3%
1st Source Corp.	16,171	759,229
FCB Financial Holdings, Inc. Class A (a)	13,660	676,853
First Midwest Bancorp, Inc.	64,860	1,535,885
Great Western Bancorp, Inc.	40,240	1,706,578
Hancock Holding Co.	47,160	2,148,138
International Bancshares Corp.	46,550	1,647,870
MB Financial, Inc.	38,900	1,665,698
Prosperity Bancshares, Inc.	39,458	2,750,617
Texas Capital Bancshares, Inc. (a)	46,836	3,908,464
UMB Financial Corp.	37,200	2,801,532
Webster Financial Corp.	36,800	1,841,472

		21,442,336

Insurance — 3.9%
Alleghany Corp. (a)	2,958	1,818,164
Assured Guaranty Ltd.	25,930	962,262
Kemper Corp.	31,460	1,255,254
Reinsurance Group of America, Inc.	15,880	2,016,443
White Mountains Insurance Group Ltd.	1,480	1,302,222

		7,354,345

Real Estate Investment Trusts (REITS) — 2.6%
Corporate Office Properties Trust	32,200	1,065,820
DiamondRock Hospitality Co.	75,364	840,309
Education Realty Trust, Inc.	20,373	832,237
Ramco-Gershenson Properties Trust	83,810	1,175,016
Summit Hotel Properties, Inc.	67,680	1,081,526

		4,994,908

Savings & Loans — 1.2%
Banc of California, Inc.	34,490	713,943
Northwest Bancshares, Inc.	90,420	1,522,673

		2,236,616

		36,028,205

Industrial — 32.3%
Aerospace & Defense — 0.9%
Cubic Corp.	31,990	1,689,072

Building Materials — 4.4%
Gibraltar Industries, Inc. (a)	48,528	1,999,353
Simpson Manufacturing Co., Inc.	56,409	2,430,664
Trex Co., Inc. (a)	34,421	2,388,473
Tyman PLC	359,964	1,451,274

		8,269,764

	Number of Shares	Value
Electrical Components & Equipment — 2.1%
Belden, Inc.	32,340	$2,237,605
Encore Wire Corp.	37,700	1,734,200

		3,971,805

Electronics — 8.8%
CTS Corp.	42,270	900,351
ESCO Technologies, Inc.	23,420	1,360,702
FARO Technologies, Inc. (a)	44,793	1,601,350
II-VI, Inc. (a)	112,128	4,042,214
Keysight Technologies, Inc. (a)	42,460	1,534,504
Park Electrochemical Corp.	36,770	656,712
Plexus Corp. (a)	53,282	3,079,700
Vishay Intertechnology, Inc.	208,397	3,428,131

		16,603,664

Engineering & Construction — 3.3%
Comfort Systems USA, Inc.	52,613	1,928,266
Mistras Group, Inc. (a)	50,270	1,074,773
Primoris Services Corp.	139,100	3,229,902

		6,232,941

Environmental Controls — 0.5%
Clean Harbors, Inc. (a)	17,730	986,143

Machinery – Construction & Mining — 2.7%
Babcock & Wilcox Enterprises, Inc. (a)	48,190	450,095
Oshkosh Corp.	27,053	1,855,565
Terex Corp.	91,722	2,880,071

		5,185,731

Machinery – Diversified — 0.9%
Albany International Corp. Class A	35,640	1,641,222

Metal Fabricate & Hardware — 2.5%
CIRCOR International, Inc.	18,500	1,099,640
Mueller Industries, Inc.	52,560	1,799,129
TriMas Corp. (a)	88,950	1,845,712

		4,744,481

Miscellaneous – Manufacturing — 2.6%
Barnes Group, Inc.	52,090	2,674,301
Colfax Corp. (a)	56,500	2,218,190

		4,892,491

Packaging & Containers — 1.5%
Greif, Inc. Class A	34,110	1,879,120
Multi Packaging Solutions International Ltd. (a)	56,190	1,008,610

		2,887,730

Transportation — 1.4%
Dorian LPG Ltd. (a)	55,900	588,627
Forward Air Corp.	20,940	996,116
Scorpio Tankers, Inc.	242,640	1,077,321

		2,662,064

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trucking & Leasing — 0.7%
GATX Corp.	22,300	$1,359,408

		61,126,516

Technology — 8.9%
Computers — 3.4%
Diebold Nixdorf, Inc.	36,020	1,105,814
Mercury Systems, Inc. (a)	55,487	2,166,767
MTS Systems Corp.	37,200	2,047,860
WNS Holdings Ltd. ADR (India) (a)	41,580	1,189,604

		6,510,045

Semiconductors — 4.6%
Brooks Automation, Inc.	164,061	3,674,966
Diodes, Inc. (a)	96,608	2,323,422
Photronics, Inc. (a)	162,328	1,736,910
Xcerra Corp. (a)	113,230	1,006,615

		8,741,913

Software — 0.9%
Allscripts Healthcare Solutions, Inc. (a)	125,600	1,592,608

		16,844,566

Utilities — 2.6%
Electric — 0.3%
Westar Energy, Inc.	12,050	653,953

Gas — 2.3%
New Jersey Resources Corp.	14,670	580,932
Spire, Inc.	14,720	993,600
UGI Corp.	30,505	1,506,947
WGL Holdings, Inc.	14,660	1,209,890

		4,291,369

		4,945,322

TOTAL COMMON STOCK (Cost $140,788,982)		183,558,831

TOTAL EQUITIES (Cost $140,788,982)		183,558,831

BONDS & NOTES — 0.1%
CORPORATE DEBT — 0.1%

	Principal Amount	Value
Industrial — 0.1%
Metal Fabricate & Hardware — 0.1%
Mueller Industries, Inc. 6.000%, 3/01/27	$282,000	$279,885

TOTAL CORPORATE DEBT (Cost $282,000)		279,885

TOTAL BONDS & NOTES (Cost $282,000)		279,885

TOTAL LONG-TERM INVESTMENTS (Cost $141,070,982)		183,838,716

SHORT-TERM INVESTMENTS — 3.4%
Repurchase Agreement — 3.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (c)	$6,350,666	6,350,666

TOTAL SHORT-TERM INVESTMENTS (Cost $6,350,666)		6,350,666

TOTAL INVESTMENTS — 100.4% (Cost $147,421,648) (d)		190,189,382

Other Assets/(Liabilities) — (0.4)%		(849,609)

NET ASSETS — 100.0%		$189,339,773

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At March 31, 2017, these securities amounted to a value of $0 or 0.00% of net assets.
(c)	Maturity value of $6,350,692. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $6,484,768.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Basic Materials — 4.9%
Chemicals — 3.0%
American Vanguard Corp.	18,600	$308,760
The Chemours Co.	47,200	1,817,200
Huntsman Corp.	66,235	1,625,407
Innophos Holdings, Inc.	2,900	156,513
Innospec, Inc.	5,522	357,549
KMG Chemicals, Inc.	12,900	594,303
Koppers Holdings, Inc. (a)	15,000	635,250
Minerals Technologies, Inc.	9,700	743,020
Olin Corp.	38,295	1,258,757
OMNOVA Solutions, Inc. (a)	10,700	105,930
Rayonier Advanced Materials, Inc. (b)	53,300	716,885

		8,319,574

Forest Products & Paper — 0.3%
Clearwater Paper Corp. (a)	11,000	616,000
Mercer International, Inc.	9,400	109,980

		725,980

Iron & Steel — 1.3%
Carpenter Technology Corp.	15,200	566,960
Cliffs Natural Resources, Inc. (a)	144,400	1,185,524
Commercial Metals Co.	62,640	1,198,303
Reliance Steel & Aluminum Co.	4,700	376,094
Shiloh Industries, Inc. (a)	18,800	256,244

		3,583,125

Mining — 0.3%
Ferroglobe PLC	72,955	753,625
Ferroglobe Representation & Warranty Insurance Trust (a) (c)	49,975	-
New Gold, Inc. (a) (b)	50,000	149,000

		902,625

		13,531,304

Communications — 5.6%
Internet — 1.2%
DHI Group, Inc. (a)	58,300	230,285
ePlus, Inc. (a)	13,685	1,848,159
Leaf Group Ltd. (a)	11,400	85,500
New Media Investment Group, Inc.	11,000	156,310
PC-Tel, Inc.	8,200	58,384
Rightside Group Ltd. (a)	26,163	259,537
The Rubicon Project, Inc. (a)	47,750	281,248
Sohu.com, Inc. (a)	9,900	389,367
TechTarget, Inc. (a)	5,400	48,762
Travelzoo, Inc. (a)	7,800	75,270
US Auto Parts Network, Inc. (a)	9,300	31,155

		3,463,977

	Number of Shares	Value
Media — 2.3%
Cable One, Inc.	716	$447,121
Houghton Mifflin Harcourt Co. (a)	58,915	597,987
The McClatchy Co. Class A (a) (b)	8,800	85,096
Nexstar Media Group, Inc.	23,035	1,615,905
Salem Media Group, Inc.	5,500	40,975
Scholastic Corp.	7,400	315,018
Sinclair Broadcast Group, Inc. Class A	37,690	1,526,445
Tribune Media Co. Class A	47,260	1,761,380

		6,389,927

Telecommunications — 2.1%
Black Box Corp.	20,900	187,055
Ciena Corp. (a)	50,835	1,200,215
Extreme Networks, Inc. (a)	119,600	898,196
Harmonic, Inc. (a) (b)	76,700	456,365
Ixia (a)	32,700	642,555
NETGEAR, Inc. (a)	20,200	1,000,910
Sonus Networks, Inc. (a)	17,600	115,984
Vonage Holdings Corp. (a)	198,760	1,256,163

		5,757,443

		15,611,347

Consumer, Cyclical — 7.9%
Airlines — 0.2%
Copa Holdings SA Class A	600	67,350
Hawaiian Holdings, Inc. (a)	9,300	431,985

		499,335

Apparel — 0.5%
Canada Goose Holdings, Inc. (a)	4,289	68,453
Crocs, Inc. (a)	14,600	103,222
Perry Ellis International, Inc. (a)	8,000	171,840
Skechers U.S.A., Inc. Class A (a)	17,865	490,394
Steven Madden Ltd. (a)	14,200	547,410

		1,381,319

Auto Manufacturers — 0.3%
Blue Bird Corp. (a) (b)	7,293	125,075
Wabash National Corp. (b)	35,100	726,219

		851,294

Auto Parts & Equipment — 1.3%
Commercial Vehicle Group, Inc. (a)	37,300	252,521
Cooper-Standard Holding, Inc. (a)	2,400	266,232
Dorman Products, Inc. (a)	10,100	829,513
Meritor, Inc. (a)	37,700	645,801
Spartan Motors, Inc.	42,400	339,200
Tenneco, Inc.	15,540	970,007
Tower International, Inc.	7,200	195,120

		3,498,394

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Distribution & Wholesale — 1.3%
Beacon Roofing Supply, Inc. (a)	13,800	$678,408
Pool Corp.	7,800	930,774
Titan Machinery, Inc. (a)	25,800	395,772
WESCO International, Inc. (a)	23,855	1,659,115

		3,664,069

Food Services — 0.2%
AdvancePierre Foods Holdings, Inc.	20,235	630,725

Home Builders — 0.4%
Cavco Industries, Inc. (a)	4,900	570,360
Taylor Morrison Home Corp. Class A (a)	27,000	575,640

		1,146,000

Home Furnishing — 0.1%
Ethan Allen Interiors, Inc.	10,600	324,890

Leisure Time — 0.3%
LCI Industries	7,800	778,440

Lodging — 0.2%
ILG, Inc.	17,700	370,992

Retail — 2.5%
Asbury Automotive Group, Inc. (a)	18,135	1,089,913
Big 5 Sporting Goods Corp. (b)	31,300	472,630
Big Lots, Inc. (b)	5,300	258,004
Caleres, Inc.	26,375	696,828
The Children’s Place, Inc. (b)	6,700	804,335
Francesca’s Holdings Corp. (a)	33,400	512,690
Fred’s, Inc. Class A (b)	16,400	214,840
Genesco, Inc. (a)	4,300	238,435
Lumber Liquidators Holdings, Inc. (a) (b)	16,900	354,731
Party City Holdco, Inc. (a) (b)	13,800	193,890
PCM, Inc. (a)	15,100	423,555
PriceSmart, Inc.	6,300	580,860
Red Robin Gourmet Burgers, Inc. (a) (b)	6,100	356,545
Rush Enterprises, Inc. Class A (a)	15,200	502,816
Sportsman’s Warehouse Holdings, Inc. (a) (b)	26,127	124,887
Tailored Brands, Inc. (b)	2,800	41,832
Tilly’s, Inc. Class A	5,200	46,904

		6,913,695

Textiles — 0.6%
Culp, Inc.	12,700	396,240
UniFirst Corp.	9,530	1,348,018

		1,744,258

		21,803,411

Consumer, Non-cyclical — 13.3%
Agriculture — 0.3%
Alliance One International, Inc. (a)	11,500	147,775
Universal Corp.	8,600	608,450

	Number of Shares	Value
Vector Group Ltd.	12,746	$265,117

		1,021,342

Biotechnology — 1.0%
ChemoCentryx, Inc. (a)	9,200	66,976
Emergent BioSolutions, Inc. (a)	25,995	754,895
Exelixis, Inc. (a)	38,600	836,462
The Medicines Co. (a) (b)	11,815	577,753
Momenta Pharmaceuticals, Inc. (a)	20,000	267,000
PDL BioPharma, Inc.	125,700	285,339
REGENXBIO, Inc. (a)	4,400	84,920

		2,873,345

Commercial Services — 4.6%
Aaron’s, Inc.	38,175	1,135,324
American Public Education, Inc. (a)	15,900	364,110
ARC Document Solutions, Inc. (a)	54,000	186,300
Cambium Learning Group, Inc. (a)	41,800	204,820
Capella Education Co.	8,300	705,708
Care.com, Inc. (a)	3,500	43,785
DeVry Education Group, Inc.	38,130	1,351,708
Ennis, Inc.	31,400	533,800
EVERTEC, Inc.	68,475	1,088,753
FTI Consulting, Inc. (a)	9,200	378,764
Green Dot Corp. Class A (a)	19,100	637,176
The Hackett Group, Inc.	27,500	535,975
HMS Holdings Corp. (a)	14,000	284,620
INC Research Holdings, Inc. Class A (a)	7,400	339,290
Information Services Group, Inc. (a)	35,600	112,140
Insperity, Inc.	7,800	691,470
K12, Inc. (a)	7,100	135,965
LSC Communications, Inc.	32,963	829,349
Matthews International Corp. Class A	4,800	324,720
McGrath RentCorp	13,076	438,961
Navigant Consulting, Inc. (a)	25,200	576,072
Neff Corp. Class A (a)	12,000	233,400
Quad/Graphics, Inc.	47,700	1,203,948
Rent-A-Center, Inc. (b)	17,400	154,338
RPX Corp. (a)	31,100	373,200

		12,863,696

Foods — 1.7%
Fresh Del Monte Produce, Inc.	18,800	1,113,524
John B Sanfilippo & Son, Inc. (b)	2,400	175,656
Nomad Foods Ltd. (a) (b)	53,000	606,850
Pinnacle Foods, Inc.	7,400	428,238
Post Holdings, Inc. (a)	5,400	472,608
Snyder’s-Lance, Inc.	32,790	1,321,765
SpartanNash Co.	14,900	521,351

		4,639,992

Health Care – Products — 2.6%
Analogic Corp.	4,300	326,370
Atrion Corp.	1,730	809,986

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Haemonetics Corp. (a)	15,100	$612,607
Halyard Health, Inc. (a)	17,500	666,575
Lantheus Holdings, Inc. (a)	23,500	293,750
LeMaitre Vascular, Inc.	4,200	103,446
LivaNova PLC (a)	19,275	944,668
Quidel Corp. (a)	20,900	473,176
Repligen Corp. (a)	13,300	468,160
West Pharmaceutical Services, Inc.	11,600	946,676
Wright Medical Group NV (a)	47,268	1,470,980

		7,116,394

Health Care – Services — 0.8%
The Ensign Group, Inc.	6,900	129,720
Medpace Holdings, Inc. (a)	20,120	600,582
National HealthCare Corp.	4,400	313,720
Select Medical Holdings Corp. (a)	26,900	359,115
Triple-S Management Corp. Class B (a)	10,839	190,441
WellCare Health Plans, Inc. (a)	3,950	553,830

		2,147,408

Household Products & Wares — 0.3%
Central Garden & Pet Co. Class A (a)	12,900	447,888
CSS Industries, Inc.	11,600	300,672

		748,560

Pharmaceuticals — 2.0%
Akorn, Inc. (a)	30,525	735,042
BioSpecifics Technologies Corp. (a)	7,800	427,440
Corcept Therapeutics, Inc. (a)	75,800	830,768
Cumberland Pharmaceuticals, Inc. (a)	21,700	150,598
Enanta Pharmaceuticals, Inc. (a)	4,200	129,360
Heska Corp. (a)	1,100	115,478
Omega Protein Corp.	26,600	533,330
Owens & Minor, Inc.	27,290	944,234
Progenics Pharmaceuticals, Inc. (a)	56,500	533,360
Supernus Pharmaceuticals, Inc. (a)	15,900	497,670
Xencor, Inc. (a)	23,800	569,296

		5,466,576

		36,877,313

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Conyers Park Acquisition Corp. (a)	15,200	168,416

Energy — 6.0%
Coal — 0.4%
Cloud Peak Energy, Inc. (a)	75,700	346,706
Hallador Energy Co.	37,800	302,778
SunCoke Energy, Inc. (a)	3,900	34,944
Westmoreland Coal Co. (a)	25,200	365,904

		1,050,332

Energy – Alternate Sources — 0.2%
REX American Resources Corp. (a)	5,100	461,499

	Number of Shares	Value
Oil & Gas — 3.2%
Adams Resources & Energy, Inc.	1,500	$56,025
Atwood Oceanics, Inc. (a) (b)	51,100	486,983
Bill Barrett Corp. (a)	98,800	449,540
California Resources Corp. (a) (b)	53,400	803,136
Centennial Resource Development, Inc. Class A (a) (b)	20,800	379,184
Contango Oil & Gas Co. (a)	19,800	144,936
Evolution Petroleum Corp.	43,800	350,400
Matador Resources Co. (a) (b)	28,600	680,394
Panhandle Oil & Gas, Inc. Class A	3,300	63,360
Parsley Energy, Inc. Class A (a)	14,500	471,395
PBF Energy, Inc. Class A (b)	39,935	885,359
Resolute Energy Corp. (a) (b)	11,900	480,760
Ring Energy, Inc. (a)	52,610	569,240
Rowan Cos. PLC Class A (a)	5,900	91,922
Sanchez Energy Corp. (a) (b)	10,300	98,262
SandRidge Energy, Inc. (a)	56,590	1,046,349
SM Energy Co.	31,255	750,745
Western Refining, Inc.	13,100	459,417
Whiting Petroleum Corp. (a)	10,900	103,114
WPX Energy, Inc. (a)	47,100	630,669

		9,001,190

Oil & Gas Services — 1.9%
Archrock, Inc.	6,800	84,320
Frank’s International NV	28,200	298,074
Gulf Island Fabrication, Inc.	11,300	130,515
Keane Group, Inc. (a) (b)	10,000	143,000
MRC Global, Inc. (a)	107,905	1,977,899
NOW, Inc. (a)	42,475	720,376
Oceaneering International, Inc.	14,500	392,660
Tesco Corp. (a)	42,300	340,515
TETRA Technologies, Inc. (a)	239,845	976,169
Thermon Group Holdings, Inc. (a)	9,300	193,812

		5,257,340

Pipelines — 0.3%
SemGroup Corp. Class A	25,660	923,760

		16,694,121

Financial — 38.6%
Banks — 15.9%
1st Source Corp.	2,900	136,155
BancFirst Corp.	400	35,960
Bank of Hawaii Corp.	7,200	592,992
Bank of Marin Bancorp	1,900	122,265
BankUnited, Inc.	28,200	1,052,142
Bankwell Financial Group, Inc.	2,400	82,536
Boston Private Financial Holdings, Inc.	28,100	460,840
C&F Financial Corp.	3,300	152,790
Central Pacific Financial Corp.	17,200	525,288
Central Valley Community Bancorp	16,100	330,050

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Century Bancorp, Inc. Class A	3,700	$225,052
Chemical Financial Corp.	36,951	1,890,044
Citizens & Northern Corp.	4,100	95,448
CoBiz Financial, Inc.	31,400	527,520
Columbia Banking System, Inc.	24,200	943,558
CVB Financial Corp. (b)	8,400	185,556
East West Bancorp, Inc.	27,310	1,409,469
F.N.B. Corp.	182,345	2,711,470
Financial Institutions, Inc.	3,700	121,915
First BanCorp (a)	9,900	55,935
First Busey Corp.	11,100	326,340
First Business Financial Services, Inc.	2,200	57,112
First Hawaiian, Inc.	10,772	322,298
First Interstate BancSystem, Inc. Class A	23,400	927,810
First Merchants Corp.	15,400	605,528
The First of Long Island Corp.	9,500	256,975
Franklin Financial Network, Inc. (a)	12,700	492,125
Glacier Bancorp, Inc.	22,400	760,032
Great Western Bancorp, Inc.	15,770	668,806
Hilltop Holdings, Inc.	53,820	1,478,435
Home BancShares, Inc.	67,600	1,829,932
Hope Bancorp, Inc.	30,500	584,685
Horizon Bancorp	8,100	212,382
Howard Bancorp, Inc. (a)	9,741	182,157
IBERIABANK Corp.	31,550	2,495,605
Lakeland Financial Corp.	20,500	883,960
MainSource Financial Group, Inc.	7,400	243,682
MB Financial, Inc.	40,715	1,743,416
National Bank Holdings Corp. Class A	22,800	741,000
Northrim BanCorp, Inc.	5,400	162,270
OFG Bancorp	16,800	198,240
Park Sterling Corp.	20,900	257,279
Pinnacle Financial Partners, Inc.	6,200	411,990
Popular, Inc.	74,645	3,040,291
Preferred Bank	1,700	91,222
Prosperity Bancshares, Inc.	19,000	1,324,490
Republic Bancorp, Inc. Class A	3,700	127,243
S&T Bancorp, Inc.	2,100	72,660
Stock Yards Bancorp, Inc.	2,700	109,755
SVB Financial Group (a)	6,550	1,218,889
Synovus Financial Corp.	8,300	340,466
Texas Capital Bancshares, Inc. (a)	8,900	742,705
Towne Bank	29,000	939,600
Two River Bancorp (b)	5,400	95,418
UMB Financial Corp.	3,800	286,178
Umpqua Holdings Corp.	4,600	81,604
United Community Banks, Inc.	14,600	404,274
Valley National Bancorp	4,700	55,460
Veritex Holdings, Inc. (a)	5,000	140,600
Walker & Dunlop, Inc. (a)	35,100	1,463,319
Washington Trust Bancorp, Inc.	3,800	187,340
Webster Financial Corp.	28,465	1,424,389

	Number of Shares	Value
West Bancorporation, Inc.	17,300	$397,035
Western Alliance Bancorp (a)	28,365	1,392,438
Wintrust Financial Corp. (b)	35,690	2,466,893

		43,901,313

Diversified Financial Services — 3.2%
Altisource Portfolio Solutions SA (a) (b)	13,900	511,520
BGC Partners, Inc. Class A	129,500	1,471,120
CBOE Holdings, Inc.	7,333	594,487
Houlihan Lokey, Inc.	8,724	300,542
Impac Mortgage Holdings, Inc. (a) (b)	22,300	277,858
INTL. FCStone, Inc. (a)	9,000	341,640
Janus Capital Group, Inc.	25,700	339,240
LendingClub Corp. (a)	14,200	77,958
Navient Corp.	37,500	553,500
Nelnet, Inc. Class A	2,200	96,492
Ocwen Financial Corp. (a) (b)	8,900	48,683
OM Asset Management PLC	154,850	2,341,332
OneMain Holdings, Inc. (a) (b)	33,445	831,108
PennyMac Financial Services, Inc. Class A (a)	30,100	513,205
Regional Management Corp. (a)	10,100	196,243
Stifel Financial Corp. (a)	6,200	311,178

		8,806,106

Insurance — 5.1%
Ambac Financial Group, Inc. (a)	55,100	1,039,186
Argo Group International Holdings Ltd.	29,827	2,022,271
Assured Guaranty Ltd.	19,800	734,778
CNO Financial Group, Inc.	99,350	2,036,675
Employers Holdings, Inc.	12,430	471,718
Essent Group Ltd. (a)	11,800	426,806
Kinsale Capital Group, Inc.	8,735	279,869
Maiden Holdings Ltd.	27,995	391,930
MGIC Investment Corp. (a)	57,300	580,449
ProAssurance Corp.	16,600	1,000,150
Radian Group, Inc.	188,960	3,393,722
Safety Insurance Group, Inc.	4,500	315,450
State Auto Financial Corp.	14,100	387,045
Validus Holdings Ltd.	20,270	1,143,025

		14,223,074

Investment Companies — 0.1%
Acacia Research Corp. (a)	64,400	370,300

Private Equity — 0.1%
Safeguard Scientifics, Inc. (a)	14,200	180,340

Real Estate Investment Trusts (REITS) — 11.4%
Acadia Realty Trust	19,000	571,140
AG Mortgage Investment Trust, Inc.	18,800	339,340
American Assets Trust, Inc.	13,500	564,840
American Campus Communities, Inc.	8,000	380,720

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Anworth Mortgage Asset Corp.	132,000	$732,600
Ares Commercial Real Estate Corp.	9,700	129,786
ARMOUR Residential REIT, Inc. (b)	49,800	1,130,958
Cedar Realty Trust, Inc.	131,300	659,126
Chimera Investment Corp.	24,700	498,446
Colony Starwood Homes	71,142	2,415,271
CoreCivic, Inc.	18,300	574,986
CYS Investments, Inc.	18,300	145,485
Douglas Emmett, Inc.	12,000	460,800
EastGroup Properties, Inc.	18,200	1,338,246
Equity LifeStyle Properties, Inc.	10,800	832,248
First Potomac Realty Trust	51,210	526,439
Getty Realty Corp.	9,700	245,119
Healthcare Realty Trust, Inc.	81,560	2,650,700
Invesco Mortgage Capital, Inc.	154,095	2,376,145
Kilroy Realty Corp.	7,300	526,184
Kite Realty Group Trust	85,345	1,834,918
Lexington Realty Trust	80,860	806,983
Mack-Cali Realty Corp.	35,300	950,982
MFA Financial, Inc.	32,200	260,176
MTGE Investment Corp.	18,100	303,175
New Residential Investment Corp.	123,375	2,094,907
Piedmont Office Realty Trust, Inc. Class A	27,500	587,950
Potlatch Corp.	13,100	598,670
PS Business Parks, Inc.	15,400	1,767,304
Retail Opportunity Investments Corp.	16,000	336,480
RLJ Lodging Trust	36,000	846,360
Saul Centers, Inc.	9,300	573,066
Summit Hotel Properties, Inc.	85,700	1,369,486
Sunstone Hotel Investors, Inc.	17,100	262,143
Washington Real Estate Investment Trust	47,475	1,485,018
Weingarten Realty Investors	12,500	417,375

		31,593,572

Savings & Loans — 2.8%
Beneficial Bancorp, Inc.	35,372	565,952
Charter Financial Corp.	23,900	470,113
Dime Community Bancshares, Inc.	35,000	710,500
First Defiance Financial Corp.	7,800	386,178
Flagstar Bancorp, Inc. (a)	53,755	1,515,353
Hingham Institution for Savings	1,350	238,748
Meridian Bancorp, Inc.	15,700	287,310
Meta Financial Group, Inc.	2,400	212,400
Oritani Financial Corp.	3,300	56,100
United Financial Bancorp, Inc.	35,600	605,556
Washington Federal, Inc.	5,000	165,500
WSFS Financial Corp.	56,040	2,575,038

		7,788,748

		106,863,453

	Number of Shares	Value
Government — 0.2%
Multi-National — 0.2%
Banco Latinoamericano de Comercio Exterior SA	25,200	$699,048

Industrial — 15.6%
Aerospace & Defense — 1.2%
Curtiss-Wright Corp.	10,615	968,725
Ducommun, Inc. (a)	12,300	354,117
Kaman Corp. (b)	7,200	346,536
KLX, Inc. (a)	29,255	1,307,698
Triumph Group, Inc.	14,000	360,500

		3,337,576

Building Materials — 0.5%
Gibraltar Industries, Inc. (a)	1,100	45,320
Summit Materials, Inc. Class A (a)	31,783	785,358
Universal Forest Products, Inc.	5,400	532,116

		1,362,794

Electrical Components & Equipment — 2.4%
Advanced Energy Industries, Inc. (a)	9,400	644,464
Belden, Inc.	16,000	1,107,040
Energizer Holdings, Inc.	24,390	1,359,742
General Cable Corp.	54,800	983,660
Littelfuse, Inc.	7,750	1,239,303
SPX Corp. (a)	49,900	1,210,075

		6,544,284

Electronics — 4.0%
Badger Meter, Inc.	11,000	404,250
Bel Fuse, Inc. Class B	6,900	176,295
Benchmark Electronics, Inc. (a)	60,215	1,914,837
Brady Corp. Class A	11,600	448,340
Control4 Corp. (a)	16,800	265,272
CyberOptics Corp. (a)	5,600	145,320
ESCO Technologies, Inc.	14,600	848,260
II-VI, Inc. (a)	17,630	635,561
Itron, Inc. (a)	1,700	103,190
Kemet Corp. (a)	59,300	711,600
Knowles Corp. (a) (b)	37,800	716,310
Methode Electronics, Inc.	11,300	515,280
Rogers Corp. (a)	14,570	1,251,126
Sanmina Corp. (a)	9,000	365,400
Stoneridge, Inc. (a)	29,100	527,874
SYNNEX Corp.	6,000	671,640
TTM Technologies, Inc. (a)	95,800	1,545,254

		11,245,809

Engineering & Construction — 0.3%
Aegion Corp. (a)	26,100	597,951
The Goldfield Corp. (a)	35,900	206,425
Sterling Construction Co., Inc. (a)	6,200	57,350

		861,726

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 0.2%
CECO Environmental Corp.	16,800	$176,568
MSA Safety, Inc.	4,800	339,312

		515,880

Hand & Machine Tools — 0.4%
Hardinge, Inc.	3,100	34,844
Kennametal, Inc.	25,885	1,015,469

		1,050,313

Machinery – Diversified — 0.9%
Applied Industrial Technologies, Inc.	8,600	531,910
Kadant, Inc.	1,200	71,220
SPX FLOW, Inc. (a)	19,330	670,944
Welbilt, Inc. (a)	62,625	1,229,329

		2,503,403

Metal Fabricate & Hardware — 0.6%
CIRCOR International, Inc.	8,800	523,072
Global Brass & Copper Holdings, Inc.	800	27,520
Olympic Steel, Inc.	12,800	237,568
RBC Bearings, Inc. (a)	4,900	475,741
Sun Hydraulics Corp.	9,700	350,267

		1,614,168

Miscellaneous – Manufacturing — 1.7%
Actuant Corp. Class A	29,330	772,845
Barnes Group, Inc.	27,835	1,429,049
Colfax Corp. (a)	9,900	388,674
Harsco Corp. (a)	42,700	544,425
Hillenbrand, Inc.	8,350	299,348
Myers Industries, Inc.	39,300	622,905
Trinseo SA	10,100	677,710

		4,734,956

Packaging & Containers — 0.7%
Graphic Packaging Holding Co.	53,150	684,041
Owens-Illinois, Inc. (a)	63,135	1,286,691

		1,970,732

Transportation — 2.3%
Genesee & Wyoming, Inc. Class A (a)	8,400	570,024
Golar LNG Ltd.	43,875	1,225,429
Kirby Corp. (a)	5,700	402,135
Landstar System, Inc.	15,700	1,344,705
Navios Maritime Acquisition Corp.	127,900	219,988
Overseas Shipholding Group, Inc. Class A	87,900	339,294
Universal Logistics Holdings, Inc.	17,300	248,255
Werner Enterprises, Inc.	58,350	1,528,770
XPO Logistics, Inc. (a)	9,700	464,533

		6,343,133

	Number of Shares	Value
Trucking & Leasing — 0.4%
The Greenbrier Cos., Inc. (b)	21,695	$935,054
Willis Lease Finance Corp. (a)	4,900	109,515

		1,044,569

		43,129,343

Technology — 3.0%
Computers — 0.9%
CSRA, Inc.	16,100	471,569
DMC Global, Inc.	4,800	59,520
Insight Enterprises, Inc. (a)	30,865	1,268,243
NCI, Inc. Class A (a)	5,500	82,775
NCR Corp. (a)	13,800	630,384

		2,512,491

Semiconductors — 1.4%
Alpha & Omega Semiconductor Ltd. (a)	29,300	503,667
Brooks Automation, Inc.	20,700	463,680
Cabot Microelectronics Corp.	7,300	559,253
MaxLinear, Inc. Class A (a)	29,515	827,896
MKS Instruments, Inc.	15,255	1,048,781
Rudolph Technologies, Inc. (a)	21,500	481,600

		3,884,877

Software — 0.7%
BroadSoft, Inc. (a)	19,485	783,297
Callidus Software, Inc. (a)	20,000	427,000
Digi International, Inc. (a)	11,300	134,470
Progress Software Corp.	16,250	472,062

		1,816,829

		8,214,197

Utilities — 4.8%
Electric — 2.8%
Atlantica Yield PLC	8,400	176,064
El Paso Electric Co.	15,200	767,600
NorthWestern Corp.	12,200	716,140
NRG Energy, Inc.	26,100	488,070
Ormat Technologies, Inc.	25,500	1,455,540
PNM Resources, Inc.	27,600	1,021,200
Portland General Electric Co.	68,855	3,058,539

		7,683,153

Gas — 1.7%
Atmos Energy Corp.	5,900	466,041
Chesapeake Utilities Corp.	11,000	761,200
ONE Gas, Inc.	14,300	966,680
Spire, Inc.	37,745	2,547,788

		4,741,709

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.3%
California Water Service Group	6,400	$229,440
SJW Group	12,300	593,106

		822,546

		13,247,408

TOTAL COMMON STOCK (Cost $228,023,495)		276,839,361

TOTAL EQUITIES (Cost $228,023,495)		276,839,361

MUTUAL FUNDS — 6.1%
Diversified Financial Services — 6.1%
State Street Navigator Securities Lending Prime Portfolio (d)	16,815,955	16,815,955
T. Rowe Price Reserve Investment Fund	1,008	1,008

TOTAL MUTUAL FUNDS (Cost $16,816,963)		16,816,963

TOTAL LONG-TERM INVESTMENTS (Cost $244,840,458)		293,656,324

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (e)	$4,241,598	4,241,598

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill (f) 0.000% 9/14/17	215,000	214,161

TOTAL SHORT-TERM INVESTMENTS (Cost $4,455,710)		4,455,759

TOTAL INVESTMENTS — 107.7% (Cost $249,296,168) (g)		298,112,083

Other Assets/(Liabilities) — (7.7)%		(21,255,897)

NET ASSETS — 100.0%		$276,856,186

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $16,387,103 or 5.92% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At March 31, 2017, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $4,241,616. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.125%, maturity dates ranging from 8/31/21 – 9/30/21, and an aggregate market value, including accrued interest, of $4,335,444.
(f)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.6%

COMMON STOCK — 96.6%
Basic Materials — 5.3%
Chemicals — 3.3%
Ashland Global Holdings, Inc.	13,851	$1,714,892
Cabot Corp.	13,845	829,454
The Chemours Co.	40,774	1,569,799
Minerals Technologies, Inc.	7,800	597,480
NewMarket Corp.	2,058	932,747
Olin Corp.	36,822	1,210,339
PolyOne Corp.	18,292	623,574
RPM International, Inc.	29,737	1,636,427
Sensient Technologies Corp.	9,876	782,772
The Valspar Corp.	16,273	1,805,327
Versum Materials, Inc. (a)	24,193	740,306

		12,443,117

Forest Products & Paper — 0.1%
Domtar Corp.	13,934	508,870

Iron & Steel — 1.5%
Allegheny Technologies, Inc. (b)	24,214	434,883
Carpenter Technology Corp.	10,401	387,957
Commercial Metals Co.	25,728	492,177
Reliance Steel & Aluminum Co.	16,220	1,297,924
Steel Dynamics, Inc.	53,952	1,875,372
United States Steel Corp.	38,801	1,311,862

		5,800,175

Mining — 0.4%
Compass Minerals International, Inc. (b)	7,524	510,504
Royal Gold, Inc.	14,545	1,018,877

		1,529,381

		20,281,543

Communications — 2.9%
Internet — 0.1%
WebMD Health Corp. (a)	8,400	442,512

Media — 1.2%
AMC Networks, Inc. Class A (a)	12,524	734,908
Cable One, Inc.	1,044	651,947
FactSet Research Systems, Inc.	8,808	1,452,527
John Wiley & Sons, Inc. Class A	10,006	538,323
Meredith Corp.	8,144	526,103
The New York Times Co. Class A	27,136	390,758
Time, Inc.	22,083	427,306

		4,721,872

Telecommunications — 1.6%
ARRIS International PLC (a)	42,349	1,120,131
Ciena Corp. (a)	31,444	742,393
Frontier Communications Corp. (b)	261,152	558,865

	Number of Shares	Value
InterDigital, Inc.	7,637	$659,073
LogMeIn, Inc.	11,704	1,141,140
Plantronics, Inc.	7,387	399,711
Telephone & Data Systems, Inc.	20,853	552,813
ViaSat, Inc. (a)	11,795	752,757

		5,926,883

		11,091,267

Consumer, Cyclical — 11.4%
Airlines — 0.4%
JetBlue Airways Corp. (a)	75,032	1,546,409

Apparel — 0.6%
Carter’s, Inc.	10,820	971,636
Deckers Outdoor Corp. (a)	7,110	424,680
Skechers U.S.A., Inc. Class A (a)	29,780	817,461

		2,213,777

Auto Parts & Equipment — 0.3%
Cooper Tire & Rubber Co.	11,725	520,004
Dana, Inc.	32,061	619,098

		1,139,102

Distribution & Wholesale — 0.5%
Pool Corp.	9,162	1,093,301
Watsco, Inc.	6,759	967,754

		2,061,055

Entertainment — 0.5%
Churchill Downs, Inc.	2,743	435,726
Cinemark Holdings, Inc.	23,542	1,043,852
International Speedway Corp. Class A	5,637	208,287

		1,687,865

Home Builders — 1.4%
CalAtlantic Group, Inc. (b)	16,055	601,260
KB Home	18,514	368,058
NVR, Inc. (a)	767	1,615,977
Thor Industries, Inc.	10,653	1,024,073
Toll Brothers, Inc. (a)	32,913	1,188,488
TRI Pointe Group, Inc. (a)	35,316	442,863

		5,240,719

Home Furnishing — 0.1%
Tempur Sealy International, Inc. (a) (b)	10,420	484,113

Housewares — 0.8%
The Scotts Miracle-Gro Co.	9,858	920,639
The Toro Co.	24,089	1,504,599
Tupperware Brands Corp.	11,280	707,481

		3,132,719

Leisure Time — 0.6%
Brunswick Corp.	19,930	1,219,716

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Polaris Industries, Inc. (b)	13,031	$1,091,998

		2,311,714

Office Furnishings — 0.2%
Herman Miller, Inc.	13,337	420,783
HNI Corp.	9,792	451,313

		872,096

Retail — 6.0%
American Eagle Outfitters, Inc. (b)	38,061	533,996
Big Lots, Inc. (b)	9,920	482,906
Brinker International, Inc. (b)	10,881	478,329
Buffalo Wild Wings, Inc. (a)	3,871	591,295
Cabela’s, Inc. (a)	11,440	607,578
Casey’s General Stores, Inc.	8,722	979,044
The Cheesecake Factory, Inc.	9,881	626,060
Chico’s FAS, Inc.	28,764	408,449
Copart, Inc. (a)	22,755	1,409,217
Cracker Barrel Old Country Store, Inc. (b)	5,352	852,306
CST Brands, Inc.	16,850	810,317
Dick’s Sporting Goods, Inc.	19,576	952,568
Dillard’s, Inc. Class A (b)	5,626	293,902
Domino’s Pizza, Inc.	10,697	1,971,457
Dunkin’ Brands Group, Inc.	20,467	1,119,136
GameStop Corp. Class A (b)	22,680	511,434
HSN, Inc.	7,112	263,855
Jack in the Box, Inc.	7,044	716,516
JC Penney Co., Inc. (a) (b)	68,634	422,785
Kate Spade & Co. (a)	28,560	663,449
The Michaels Cos., Inc. (a)	23,549	527,262
MSC Industrial Direct Co., Inc. Class A	9,984	1,025,956
Nu Skin Enterprises, Inc. Class A	11,001	610,996
Office Depot, Inc.	114,610	534,656
Panera Bread Co. Class A (a) (b)	4,751	1,244,144
Papa John’s International, Inc.	5,892	471,596
Sally Beauty Holdings, Inc. (a)	31,960	653,262
Texas Roadhouse, Inc.	14,329	638,070
Urban Outfitters, Inc. (a)	19,666	467,264
The Wendy’s Co.	42,878	583,570
Williams-Sonoma, Inc. (b)	17,992	964,731
World Fuel Services Corp.	15,569	564,376

		22,980,482

		43,670,051

Consumer, Non-cyclical — 15.2%
Beverages — 0.1%
The Boston Beer Co., Inc. Class A (a)	2,072	299,715

Biotechnology — 1.2%
Bio-Rad Laboratories, Inc. Class A (a)	4,629	922,745
Bioverativ, Inc. (a)	24,032	1,308,783

	Number of Shares	Value
Charles River Laboratories International, Inc. (a)	10,546	$948,612
United Therapeutics Corp. (a)	10,010	1,355,154

		4,535,294

Commercial Services — 3.8%
Aaron’s, Inc.	14,169	421,386
Avis Budget Group, Inc. (a)	19,144	566,279
CEB, Inc.	7,185	564,741
CoreLogic, Inc. (a)	18,782	764,803
Deluxe Corp.	10,799	779,364
DeVry Education Group, Inc.	12,740	451,633
FTI Consulting, Inc. (a)	9,171	377,570
Gartner, Inc. (a)	18,400	1,987,016
Graham Holdings Co. Class B	1,036	621,134
Live Nation Entertainment, Inc. (a)	29,438	894,032
ManpowerGroup, Inc.	15,059	1,544,602
MarketAxess Holdings, Inc.	8,377	1,570,604
PAREXEL International Corp. (a)	11,344	715,920
Rollins, Inc.	21,357	792,985
Service Corp. International	41,904	1,293,995
Sotheby’s (a)	10,260	466,625
WEX, Inc. (a)	8,562	886,167

		14,698,856

Cosmetics & Personal Care — 0.4%
Avon Products, Inc. (a)	97,507	429,031
Edgewell Personal Care Co. (a)	12,783	934,948

		1,363,979

Foods — 3.2%
Dean Foods Co.	20,205	397,230
Flowers Foods, Inc.	40,926	794,374
The Hain Celestial Group, Inc. (a)	23,030	856,716
Ingredion, Inc.	15,982	1,924,712
Lamb Weston Holdings, Inc.	30,890	1,299,234
Lancaster Colony Corp.	4,336	558,650
Post Holdings, Inc. (a)	14,310	1,252,411
Snyder’s-Lance, Inc.	19,083	769,236
Sprouts Farmers Market, Inc. (a) (b)	28,559	660,284
Tootsie Roll Industries, Inc. (b)	3,984	148,808
TreeHouse Foods, Inc. (a)	12,644	1,070,441
United Natural Foods, Inc. (a)	11,261	486,813
The WhiteWave Foods Co. (a)	39,454	2,215,342

		12,434,251

Health Care – Products — 3.9%
ABIOMED, Inc. (a)	9,014	1,128,553
Align Technology, Inc. (a)	16,799	1,927,013
Bio-Techne Corp.	8,306	844,305
Globus Medical, Inc. Class A (a)	16,013	474,305
Halyard Health, Inc. (a)	10,390	395,755
Hill-Rom Holdings, Inc.	13,240	934,744
LivaNova PLC (a)	9,653	473,094
Masimo Corp. (a)	9,990	931,667

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NuVasive, Inc. (a)	11,264	$841,196
ResMed, Inc.	31,536	2,269,646
STERIS PLC	18,908	1,313,350
Teleflex, Inc.	9,997	1,936,719
West Pharmaceutical Services, Inc.	16,309	1,330,977

		14,801,324

Health Care – Services — 1.3%
HealthSouth Corp.	19,825	848,708
LifePoint Health, Inc. (a)	8,892	582,426
MEDNAX, Inc. (a)	20,881	1,448,724
Molina Healthcare, Inc. (a)	9,475	432,060
Tenet Healthcare Corp. (a) (b)	17,776	314,813
WellCare Health Plans, Inc. (a)	9,863	1,382,891

		5,009,622

Household Products & Wares — 0.1%
Helen of Troy Ltd. (a)	6,008	565,954

Pharmaceuticals — 1.2%
Akorn, Inc. (a)	19,388	466,863
Catalent, Inc. (a)	27,771	786,475
Endo International PLC (a)	44,175	492,993
Owens & Minor, Inc.	13,588	470,145
Prestige Brands Holdings, Inc. (a)	11,785	654,775
VCA, Inc. (a)	18,085	1,654,777

		4,526,028

		58,235,023

Energy — 3.5%
Coal — 0.2%
CONSOL Energy, Inc.	39,331	659,974

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a) (b)	17,372	470,781

Oil & Gas — 2.6%
Diamond Offshore Drilling, Inc. (a) (b)	14,352	239,822
Energen Corp. (a)	21,609	1,176,394
Ensco PLC Class A	67,465	603,812
Gulfport Energy Corp. (a)	35,359	607,821
HollyFrontier Corp.	39,484	1,118,977
Murphy USA, Inc. (a)	7,722	566,949
Nabors Industries Ltd.	63,524	830,259
Noble Corp. PLC	54,470	337,169
Patterson-UTI Energy, Inc.	37,030	898,718
QEP Resources, Inc. (a)	53,342	677,977
Rowan Cos. PLC Class A (a)	27,938	435,274
SM Energy Co.	21,796	523,540
Western Refining, Inc.	17,665	619,511
WPX Energy, Inc. (a)	88,230	1,181,400

		9,817,623

Oil & Gas Services — 0.6%
Dril-Quip, Inc. (a) (b)	8,417	459,147
NOW, Inc. (a)	23,926	405,785

	Number of Shares	Value
Oceaneering International, Inc.	21,833	$591,238
Oil States International, Inc. (a)	11,437	379,137
Superior Energy Services, Inc. (a)	34,023	485,168

		2,320,475

		13,268,853

Financial — 23.7%
Banks — 7.3%
Associated Banc-Corp.	33,795	824,598
BancorpSouth, Inc.	18,989	574,417
Bank of Hawaii Corp.	9,493	781,843
Bank of the Ozarks, Inc.	20,296	1,055,595
Cathay General Bancorp	16,662	627,824
Chemical Financial Corp.	15,821	809,244
Commerce Bancshares, Inc.	19,455	1,092,593
Cullen/Frost Bankers, Inc.	12,632	1,123,869
East West Bancorp, Inc.	32,095	1,656,423
F.N.B. Corp.	71,341	1,060,841
First Horizon National Corp.	52,022	962,407
Fulton Financial Corp.	38,758	691,830
Hancock Holding Co.	18,758	854,427
International Bancshares Corp.	12,928	457,651
MB Financial, Inc.	15,843	678,397
PacWest Bancorp	26,686	1,421,296
PrivateBancorp, Inc.	17,816	1,057,736
Prosperity Bancshares, Inc.	15,467	1,078,205
Signature Bank (a)	11,951	1,773,409
SVB Financial Group (a)	11,645	2,167,018
Synovus Financial Corp.	27,226	1,116,811
TCF Financial Corp.	38,026	647,203
Texas Capital Bancshares, Inc. (a)	11,007	918,534
Trustmark Corp.	15,069	479,044
UMB Financial Corp.	9,758	734,875
Umpqua Holdings Corp.	49,053	870,200
Valley National Bancorp	58,736	693,085
Webster Financial Corp.	20,485	1,025,069
Wintrust Financial Corp.	11,662	806,077

		28,040,521

Diversified Financial Services — 1.7%
Eaton Vance Corp.	25,551	1,148,773
Federated Investors, Inc. Class B	20,602	542,657
Janus Capital Group, Inc.	32,003	422,440
Legg Mason, Inc.	19,308	697,212
SEI Investments Co.	29,766	1,501,397
SLM Corp. (a)	95,527	1,155,877
Stifel Financial Corp. (a)	15,171	761,432
Waddell & Reed Financial, Inc. Class A (b)	18,761	318,937

		6,548,725

Insurance — 4.7%
Alleghany Corp. (a)	3,437	2,112,586
American Financial Group, Inc.	16,272	1,552,674

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Aspen Insurance Holdings Ltd.	13,320	$693,306
Brown & Brown, Inc.	25,554	1,066,113
CNO Financial Group, Inc.	38,691	793,165
Everest Re Group Ltd.	9,102	2,128,139
First American Financial Corp.	24,481	961,614
Genworth Financial, Inc. Class A (a)	110,960	457,155
The Hanover Insurance Group, Inc.	9,471	852,958
Kemper Corp.	10,848	432,835
Mercury General Corp.	8,124	495,483
Old Republic International Corp.	54,412	1,114,358
Primerica, Inc.	10,174	836,303
Reinsurance Group of America, Inc.	14,322	1,818,608
RenaissanceRe Holdings Ltd.	9,115	1,318,485
W.R. Berkley Corp.	21,588	1,524,760

		18,158,542

Real Estate — 0.4%
Alexander & Baldwin, Inc.	10,271	457,265
Jones Lang LaSalle, Inc.	10,073	1,122,636

		1,579,901

Real Estate Investment Trusts (REITS) — 9.0%
American Campus Communities, Inc.	29,673	1,412,138
Camden Property Trust	19,485	1,567,763
Care Capital Properties, Inc.	18,712	502,791
CoreCivic, Inc.	26,195	823,047
Corporate Office Properties Trust	21,967	727,108
Cousins Properties, Inc.	93,137	770,243
CyrusOne, Inc.	16,544	851,520
DCT Industrial Trust, Inc.	20,458	984,439
Douglas Emmett, Inc.	32,378	1,243,315
Duke Realty Corp.	79,155	2,079,402
Education Realty Trust, Inc.	16,286	665,283
EPR Properties	14,271	1,050,774
First Industrial Realty Trust, Inc.	26,108	695,256
The Geo Group, Inc.	18,236	845,603
Healthcare Realty Trust, Inc.	25,922	842,465
Highwoods Properties, Inc.	22,633	1,111,959
Hospitality Properties Trust	36,570	1,153,052
Kilroy Realty Corp.	21,767	1,568,965
Lamar Advertising Co. Class A	18,438	1,378,056
LaSalle Hotel Properties	25,169	728,643
Liberty Property Trust	32,724	1,261,510
Life Storage, Inc.	10,349	849,860
Mack-Cali Realty Corp.	20,001	538,827
Medical Properties Trust, Inc. (b)	71,447	920,952
National Retail Properties, Inc.	32,778	1,429,776
Omega Healthcare Investors, Inc.	43,799	1,444,929
Potlatch Corp.	9,027	412,534
Quality Care Properties, Inc. (a)	20,836	392,967
Rayonier, Inc.	27,372	775,723
Senior Housing Properties Trust	52,882	1,070,861
Tanger Factory Outlet Centers, Inc.	21,429	702,228
Taubman Centers, Inc.	13,472	889,422

	Number of Shares	Value
Uniti Group, Inc. (a)	31,213	$806,856
Urban Edge Properties	20,430	537,309
Washington Prime Group, Inc.	41,260	358,549
Weingarten Realty Investors	26,231	875,853

		34,269,978

Savings & Loans — 0.6%
New York Community Bancorp, Inc.	108,742	1,519,126
Washington Federal, Inc.	19,874	657,829

		2,176,955

		90,774,622

Industrial — 18.1%
Aerospace & Defense — 1.5%
BE Aerospace, Inc.	22,589	1,448,181
Curtiss-Wright Corp.	9,913	904,660
Esterline Technologies Corp. (a)	6,609	568,705
KLX, Inc. (a)	11,690	522,543
Orbital ATK, Inc.	12,811	1,255,478
Teledyne Technologies, Inc. (a)	7,840	991,446

		5,691,013

Building Materials — 1.0%
Cree, Inc. (a)	21,684	579,613
Eagle Materials, Inc.	10,777	1,046,878
Lennox International, Inc.	8,612	1,440,788
Louisiana-Pacific Corp. (a)	32,128	797,417

		3,864,696

Electrical Components & Equipment — 1.1%
Belden, Inc.	9,391	649,763
Energizer Holdings, Inc.	13,788	768,681
EnerSys	9,668	763,192
Hubbell, Inc.	11,479	1,378,054
Littelfuse, Inc.	5,039	805,787

		4,365,477

Electronics — 3.6%
Arrow Electronics, Inc. (a)	19,798	1,453,371
Avnet, Inc.	28,695	1,313,083
Coherent, Inc. (a)	5,466	1,124,028
Gentex Corp.	63,959	1,364,245
Jabil Circuit, Inc.	40,569	1,173,255
Keysight Technologies, Inc. (a)	40,734	1,472,127
Knowles Corp. (a) (b)	19,745	374,168
National Instruments Corp.	23,645	769,881
SYNNEX Corp.	6,488	726,267
Tech Data Corp. (a)	7,699	722,936
Trimble, Inc. (a)	56,164	1,797,810
Vishay Intertechnology, Inc. (b)	29,819	490,523
Woodward, Inc.	12,310	836,095

		13,617,789

Engineering & Construction — 1.0%
AECOM (a)	34,577	1,230,596
Dycom Industries, Inc. (a) (b)	6,995	650,185

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
EMCOR Group, Inc.	13,282	$836,102
Granite Construction, Inc.	8,821	442,726
KBR, Inc.	31,808	478,074

		3,637,683

Environmental Controls — 0.3%
Clean Harbors, Inc. (a)	11,604	645,415
MSA Safety, Inc.	6,977	493,204

		1,138,619

Hand & Machine Tools — 0.7%
Kennametal, Inc.	17,853	700,373
Lincoln Electric Holdings, Inc.	13,749	1,194,238
Regal Beloit Corp.	9,971	754,306

		2,648,917

Machinery – Construction & Mining — 0.7%
Joy Global, Inc.	22,178	626,529
Oshkosh Corp.	16,610	1,139,280
Terex Corp.	23,576	740,286

		2,506,095

Machinery – Diversified — 2.4%
AGCO Corp.	14,857	894,094
Cognex Corp.	19,157	1,608,230
Graco, Inc.	12,467	1,173,644
IDEX Corp.	16,975	1,587,332
Nordson Corp.	11,914	1,463,516
Wabtec Corp. (b)	19,192	1,496,976
Zebra Technologies Corp. Class A (a)	11,772	1,074,195

		9,297,987

Metal Fabricate & Hardware — 0.5%
The Timken Co.	15,541	702,453
Valmont Industries, Inc.	5,014	779,677
Worthington Industries, Inc.	9,781	441,025

		1,923,155

Miscellaneous – Manufacturing — 2.1%
A.O. Smith Corp.	32,787	1,677,383
AptarGroup, Inc.	13,876	1,068,313
Carlisle Cos., Inc.	14,374	1,529,537
Crane Co.	11,192	837,497
Donaldson Co., Inc.	29,399	1,338,242
ITT, Inc.	19,635	805,428
Trinity Industries, Inc.	33,881	899,541

		8,155,941

Packaging & Containers — 1.5%
Bemis Co., Inc.	20,581	1,005,588
Greif, Inc. Class A	5,747	316,602
Owens-Illinois, Inc. (a)	36,109	735,901
Packaging Corp. of America	20,972	1,921,455
Silgan Holdings, Inc.	8,334	494,706
Sonoco Products Co.	22,094	1,169,215

		5,643,467

	Number of Shares	Value
Shipbuilding — 0.5%
Huntington Ingalls Industries, Inc.	10,248	$2,052,059

Transportation — 1.1%
Genesee & Wyoming, Inc. Class A (a)	13,647	926,085
Kirby Corp. (a)	11,990	845,895
Landstar System, Inc.	9,300	796,545
Old Dominion Freight Line, Inc.	15,421	1,319,575
Werner Enterprises, Inc.	9,964	261,057

		4,149,157

Trucking & Leasing — 0.1%
GATX Corp. (b)	8,771	534,680

		69,226,735

Technology — 11.2%
Computers — 3.4%
3D Systems Corp. (a) (b)	23,933	358,038
Brocade Communications Systems, Inc.	90,763	1,132,722
Computer Sciences Corp.	31,438	2,169,536
Convergys Corp.	21,029	444,763
Diebold Nixdorf, Inc. (b)	16,795	515,606
DST Systems, Inc.	7,023	860,317
Fortinet, Inc. (a)	33,176	1,272,300
Leidos Holdings, Inc.	31,798	1,626,150
MAXIMUS, Inc.	14,429	897,484
NCR Corp. (a)	27,739	1,267,118
NetScout Systems, Inc. (a)	20,434	775,470
NeuStar, Inc. Class A (a)	12,278	407,016
Science Applications International Corp.	9,769	726,814
VeriFone Systems, Inc. (a)	24,839	465,234

		12,918,568

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	41,496	544,013

Semiconductors — 2.1%
Cirrus Logic, Inc. (a)	14,299	867,807
Cypress Semiconductor Corp. (b)	72,996	1,004,425
Integrated Device Technology, Inc. (a)	29,702	703,047
IPG Photonics Corp. (a)	8,340	1,006,638
Microsemi Corp. (a)	25,670	1,322,775
Monolithic Power Systems, Inc.	8,433	776,679
Silicon Laboratories, Inc. (a)	9,326	685,927
Synaptics, Inc. (a)	7,871	389,693
Teradyne, Inc.	44,592	1,386,811

		8,143,802

Software — 5.6%
ACI Worldwide, Inc. (a)	26,111	558,514
Acxiom Corp. (a)	17,379	494,780
Allscripts Healthcare Solutions, Inc. (a)	40,186	509,559

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ANSYS, Inc. (a)	19,006	$2,031,171
Broadridge Financial Solutions, Inc.	26,331	1,789,191
Cadence Design Systems, Inc. (a)	62,060	1,948,684
CDK Global, Inc.	32,282	2,098,653
CommVault Systems, Inc. (a)	9,333	474,116
Fair Isaac Corp.	6,914	891,560
j2 Global, Inc.	10,723	899,767
Jack Henry & Associates, Inc.	17,282	1,608,954
Manhattan Associates, Inc. (a)	15,672	815,728
MSCI, Inc.	20,157	1,959,059
PTC, Inc. (a)	25,762	1,353,793
Take-Two Interactive Software, Inc. (a)	22,576	1,338,080
Tyler Technologies, Inc. (a)	7,461	1,153,172
The Ultimate Software Group, Inc. (a)	6,604	1,289,167

		21,213,948

		42,820,331

Utilities — 5.3%
Electric — 2.5%
Black Hills Corp. (b)	11,884	789,929
Great Plains Energy, Inc.	47,949	1,401,070
Hawaiian Electric Industries, Inc.	24,209	806,402
IDACORP, Inc.	11,219	930,728
MDU Resources Group, Inc.	43,479	1,190,020
NorthWestern Corp.	10,765	631,906
OGE Energy Corp.	44,458	1,555,141
PNM Resources, Inc.	17,733	656,121
Westar Energy, Inc.	31,622	1,716,126

		9,677,443

Gas — 2.5%
Atmos Energy Corp.	23,414	1,849,472
National Fuel Gas Co. (b)	18,997	1,132,601
New Jersey Resources Corp.	19,215	760,914
ONE Gas, Inc.	11,630	786,188
Southwest Gas Holdings, Inc.	10,585	877,602
UGI Corp.	38,498	1,901,801
Vectren Corp.	18,460	1,081,941
WGL Holdings, Inc.	11,402	941,007

		9,331,526

Water — 0.3%
Aqua America, Inc.	39,503	1,270,021

		20,278,990

TOTAL COMMON STOCK (Cost $328,462,686)		369,647,415

TOTAL EQUITIES (Cost $328,462,686)		369,647,415

	Number of Shares	Value
MUTUAL FUNDS — 4.9%
Diversified Financial Services — 4.9%
State Street Navigator Securities Lending Prime Portfolio (c)	18,581,847	$18,581,847

TOTAL MUTUAL FUNDS (Cost $18,581,847)		18,581,847

TOTAL LONG-TERM INVESTMENTS (Cost $347,044,533)		388,229,262

	Principal Amount

SHORT-TERM INVESTMENTS — 3.2%
Repurchase Agreement — 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (d)	$11,523,122	11,523,122

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill (e) 0.000% 8/17/17	745,000	742,781

TOTAL SHORT-TERM INVESTMENTS (Cost $12,266,037)		12,265,903

TOTAL INVESTMENTS — 104.7% (Cost $359,310,570) (f)		400,495,165

Other Assets/(Liabilities) — (4.7)%		(17,850,954)

NET ASSETS — 100.0%		$382,644,211

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $18,101,390 or 4.73% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $11,523,170. Collateralized by U.S. Government Agency obligations with a rate of 1.000%, maturity date of 5/15/18, and an aggregate market value, including accrued interest, of $11,757,624.
(e)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 96.7%

COMMON STOCK — 96.7%
Basic Materials — 4.2%
Chemicals — 2.6%
A. Schulman, Inc.	4,771	$150,048
Aceto Corp.	4,713	74,513
AgroFresh Solutions, Inc. (a) (b)	3,300	14,421
American Vanguard Corp.	4,597	76,310
Balchem Corp.	5,223	430,480
Calgon Carbon Corp.	8,334	121,676
The Chemours Co.	30,433	1,171,671
Chemtura Corp. (a)	10,583	353,472
Codexis, Inc. (a)	6,083	29,198
CSW Industrials, Inc. (a)	2,343	85,988
Ferro Corp. (a)	13,927	211,551
GCP Applied Technologies, Inc. (a)	11,776	384,486
H.B. Fuller Co.	8,321	429,031
Hawkins, Inc.	1,571	76,979
Ingevity Corp. (a)	7,069	430,149
Innophos Holdings, Inc.	3,178	171,517
Innospec, Inc.	3,920	253,820
KMG Chemicals, Inc.	1,515	69,796
Koppers Holdings, Inc. (a)	3,365	142,508
Kraton Corp. (a)	4,911	151,848
Kronos Worldwide, Inc.	3,736	61,382
Landec Corp. (a)	4,582	54,984
Minerals Technologies, Inc.	5,758	441,063
Oil-Dri Corp. of America	858	31,978
Olin Corp.	27,504	904,056
OMNOVA Solutions, Inc. (a)	7,108	70,369
PolyOne Corp.	13,936	475,078
Quaker Chemical Corp.	2,141	281,884
Rayonier Advanced Materials, Inc. (b)	7,265	97,714
Sensient Technologies Corp.	7,388	585,573
Stepan Co.	3,258	256,763
Tronox Ltd. Class A	10,708	197,563
Univar, Inc. (a)	7,134	218,728
Valhi, Inc.	4,752	15,587

		8,522,184

Forest Products & Paper — 0.3%
Clearwater Paper Corp. (a)	2,786	156,016
Deltic Timber Corp.	1,762	137,647
Neenah Paper, Inc.	2,755	205,799
Orchids Paper Products Co. (b)	1,568	37,632
P.H. Glatfelter Co.	7,140	155,224
Schweitzer-Mauduit International, Inc.	5,053	209,295

		901,613

Iron & Steel — 0.6%
AK Steel Holding Corp. (a) (b)	51,771	372,234
Allegheny Technologies, Inc. (b)	18,039	323,980

	Number of Shares	Value
Carpenter Technology Corp.	7,682	$286,539
Cliffs Natural Resources, Inc. (a)	46,781	384,072
Commercial Metals Co.	19,096	365,307
Ryerson Holding Corp. (a)	1,954	24,620
Schnitzer Steel Industries, Inc. Class A	4,359	90,013

		1,846,765

Mining — 0.7%
Century Aluminum Co. (a)	8,288	105,175
Coeur Mining, Inc. (a) (b)	29,904	241,624
Fairmount Santrol Holdings, Inc. (a) (b)	15,104	110,712
Ferroglobe PLC	10,869	112,277
Ferroglobe Representation & Warranty Insurance Trust (a) (c)	10,133	-
Gold Resource Corp. (b)	8,705	39,346
Hecla Mining Co. (b)	63,431	335,550
Kaiser Aluminum Corp.	2,958	236,344
Materion Corp.	3,309	111,017
Smart Sand, Inc. (a) (b)	1,887	30,664
Stillwater Mining Co. (a)	20,307	350,702
United States Lime & Minerals, Inc.	306	24,168
US Silica Holdings, Inc.	12,369	593,588

		2,291,167

		13,561,729

Communications — 6.1%
Advertising — 0.0%
Marchex, Inc. Class B (a)	4,800	13,056
MDC Partners, Inc. Class A	9,111	85,644

		98,700

Internet — 2.0%
1-800-Flowers.com, Inc. Class A (a)	4,313	43,993
8x8, Inc. (a)	14,718	224,450
Angie’s List, Inc. (a)	6,866	39,136
Autobytel, Inc. (a)	1,313	16,452
Bankrate, Inc. (a)	7,832	75,579
Blucora, Inc. (a)	6,591	114,024
Boingo Wireless, Inc. (a)	5,778	75,056
ChannelAdvisor Corp. (a)	3,663	40,842
Chegg, Inc. (a) (b)	13,443	113,459
Cogent Communications Holdings, Inc.	6,897	296,916
Corindus Vascular Robotics, Inc. (a) (b)	9,099	11,920
DHI Group, Inc. (a)	8,751	34,566
Endurance International Group Holdings, Inc. (a)	9,790	76,852
ePlus, Inc. (a)	1,046	141,262
Etsy, Inc. (a)	17,438	185,366
FTD Cos., Inc. (a)	2,932	59,051

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Global Eagle Entertainment, Inc. (a) (b)	7,313	$23,328
Global Sources Ltd. (a)	1,242	10,247
GrubHub, Inc. (a) (b)	13,416	441,252
HealthStream, Inc. (a)	4,320	104,674
Imperva, Inc. (a)	4,798	196,958
Lands’ End, Inc. (a) (b)	2,578	55,298
Limelight Networks, Inc. (a)	11,367	29,327
Liquidity Services, Inc. (a)	4,162	33,296
MeetMe, Inc. (a)	8,014	47,202
ModusLink Global Solutions, Inc. (a)	573	1,031
New Media Investment Group, Inc.	7,546	107,229
NIC, Inc.	10,537	212,847
Overstock.com, Inc. (a)	2,204	37,909
Perficient, Inc. (a)	5,911	102,615
Proofpoint, Inc. (a) (b)	6,777	503,938
Q2 Holdings, Inc. (a)	4,242	147,834
QuinStreet, Inc. (a)	6,619	25,814
Quotient Technology, Inc. (a)	10,655	101,755
Rapid7, Inc. (a)	3,383	50,677
RealNetworks, Inc. (a)	4,236	20,502
Reis, Inc.	1,371	24,541
RetailMeNot, Inc. (a)	6,521	52,820
Rightside Group Ltd. (a)	1,819	18,044
RingCentral, Inc. Class A (a)	9,748	275,868
The Rubicon Project, Inc. (a)	6,551	38,585
Shutterfly, Inc. (a)	5,735	276,943
Shutterstock, Inc. (a)	3,150	130,253
Stamps.com, Inc. (a) (b)	2,687	318,006
TechTarget, Inc. (a)	2,453	22,151
The Trade Desk, Inc. Class A (a)	1,525	56,806
TrueCar, Inc. (a) (b)	9,010	139,385
VASCO Data Security International, Inc. (a)	4,947	66,785
VirnetX Holding Corp. (a) (b)	7,479	17,202
Wayfair, Inc. Class A (a) (b)	5,269	213,342
Web.com Group, Inc. (a)	7,058	136,219
WebMD Health Corp. (a)	6,202	326,721
XO Group, Inc. (a)	4,123	70,957
Zendesk, Inc. (a)	13,480	377,979
Zix Corp. (a)	8,918	42,896

		6,408,160

Media — 1.4%
Central European Media Enterprises Ltd. Class A (a) (b)	12,990	40,269
Daily Journal Corp. (a) (b)	176	37,715
The E.W. Scripps Co. Class A (a)	9,929	232,736
Entercom Communications Corp. Class A	4,397	62,877
Entravision Communications Corp. Class A	10,673	66,173
Gannett Co., Inc.	19,767	165,647
Gray Television, Inc. (a)	10,647	154,382

	Number of Shares	Value
Hemisphere Media Group, Inc. (a)	801	$9,412
Houghton Mifflin Harcourt Co. (a)	20,727	210,379
Liberty Media Corp-Liberty Braves Class A (a)	1,549	37,083
Liberty Media Corp-Liberty Braves Class C (a)	5,246	124,068
Liberty Media Corp-Liberty Formula One Class A (a)	3,800	124,260
Liberty Media Corp-Liberty Formula One Class C (a) (b)	7,683	262,374
Meredith Corp.	6,228	402,329
MSG Networks, Inc. Class A (a)	9,903	231,235
The New York Times Co. Class A	20,669	297,634
Nexstar Media Group, Inc.	7,217	506,273
Radio One, Inc. Class D (a)	3,898	12,863
Saga Communications, Inc. Class A	564	28,792
Salem Media Group, Inc.	1,704	12,695
Scholastic Corp.	4,490	191,139
Sinclair Broadcast Group, Inc. Class A	12,212	494,586
Time, Inc.	17,070	330,304
TiVo Corp.	19,458	364,837
Townsquare Media, Inc. Class A (a)	1,327	16,163
tronc, Inc. (a) (b)	4,502	62,668
Value Line, Inc.	220	3,786
World Wrestling Entertainment, Inc. Class A	6,000	133,320

		4,615,999

Telecommunications — 2.7%
A10 Networks, Inc. (a)	7,421	67,902
Acacia Communications, Inc. (a) (b)	886	51,937
ADTRAN, Inc.	8,155	169,216
Aerohive Networks, Inc. (a)	3,760	15,830
ATN International, Inc.	1,747	123,024
Black Box Corp.	2,346	20,997
CalAmp Corp. (a)	5,816	97,651
Calix, Inc. (a)	7,032	50,982
Ciena Corp. (a)	22,807	538,473
Cincinnati Bell, Inc. (a)	6,986	123,652
Clearfield, Inc. (a)	1,935	31,831
Comtech Telecommunications Corp.	3,847	56,705
Consolidated Communications Holdings, Inc. (b)	8,290	194,152
DigitalGlobe, Inc. (a)	10,490	343,547
Extreme Networks, Inc. (a)	16,918	127,054
FairPoint Communications, Inc. (a)	3,551	58,947
Finisar Corp. (a)	17,852	488,074
General Communication, Inc. Class A (a)	4,469	92,955
Gigamon, Inc. (a)	5,436	193,250
Globalstar, Inc. (a) (b)	66,108	105,773
Gogo, Inc. (a) (b)	9,479	104,269
GTT Communications, Inc. (a)	4,404	107,237
Harmonic, Inc. (a)	12,867	76,559

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hawaiian Telcom Holdco, Inc. (a)	903	$20,688
HC2 Holdings, Inc. (a)	5,775	35,805
IDT Corp. Class B	3,047	38,758
Infinera Corp. (a) (b)	23,395	239,331
Intelsat SA (a) (b)	4,895	20,314
InterDigital, Inc.	5,754	496,570
Iridium Communications, Inc. (a) (b)	13,721	132,408
Ixia (a)	10,752	211,277
KVH Industries, Inc. (a)	2,703	22,705
LogMeIn, Inc.	8,644	842,790
Loral Space & Communications, Inc. (a)	2,093	82,464
Lumos Networks Corp. (a)	3,197	56,587
NeoPhotonics Corp. (a) (b)	5,238	47,194
NETGEAR, Inc. (a)	5,377	266,430
NII Holdings, Inc. (a) (b)	8,021	10,427
Numerex Corp. Class A (a)	2,225	10,613
Oclaro, Inc. (a)	18,578	182,436
ORBCOMM, Inc. (a)	10,905	104,143
Plantronics, Inc.	5,503	297,767
Preformed Line Products Co.	391	20,391
Quantenna Communications, Inc. (a) (b)	1,081	22,517
RigNet, Inc. (a)	2,126	45,603
Shenandoah Telecommunications Co.	7,723	216,630
ShoreTel, Inc. (a)	11,013	67,730
Silicom Ltd.	892	44,306
Sonus Networks, Inc. (a)	8,178	53,893
Spok Holdings, Inc.	3,453	65,607
Straight Path Communications, Inc. Class B (a) (b)	1,636	58,847
Telenav, Inc. (a)	5,478	47,385
Ubiquiti Networks, Inc. (a) (b)	4,305	216,369
ViaSat, Inc. (a)	8,595	548,533
Viavi Solutions, Inc. (a)	38,948	417,522
Vonage Holdings Corp. (a)	31,712	200,420
West Corp.	7,170	175,091
Windstream Holdings, Inc. (b)	30,244	164,830

		8,724,398

		19,847,257

Consumer, Cyclical — 10.9%
Airlines — 0.3%
Allegiant Travel Co.	2,193	351,428
Hawaiian Holdings, Inc. (a)	8,752	406,531
SkyWest, Inc.	8,337	285,542

		1,043,501

Apparel — 0.6%
Columbia Sportswear Co.	4,480	263,200
Crocs, Inc. (a)	11,938	84,402
Deckers Outdoor Corp. (a)	5,387	321,766
Delta Apparel, Inc. (a)	1,235	21,773
Iconix Brand Group, Inc. (a) (b)	7,306	54,941

	Number of Shares	Value
Oxford Industries, Inc.	2,509	$143,665
Perry Ellis International, Inc. (a)	1,990	42,745
Sequential Brands Group, Inc. (a) (b)	6,153	23,935
Steven Madden Ltd. (a)	10,225	394,174
Superior Uniform Group, Inc.	1,420	26,412
Unifi, Inc. (a)	2,554	72,508
Vince Holding Corp. (a) (b)	3,238	5,019
Weyco Group, Inc. (b)	1,128	31,674
Wolverine World Wide, Inc.	16,088	401,717

		1,887,931

Auto Manufacturers — 0.2%
Blue Bird Corp. (a) (b)	836	14,337
Navistar International Corp. (a) (b)	8,215	202,253
REV Group, Inc. (a)	2,101	57,925
Wabash National Corp. (b)	9,913	205,100
Workhorse Group, Inc. (a) (b)	1,635	4,300

		483,915

Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc. (a)	12,737	239,201
Cooper Tire & Rubber Co.	9,197	407,887
Cooper-Standard Holding, Inc. (a)	2,461	272,999
Dana, Inc.	24,772	478,347
Dorman Products, Inc. (a)	4,400	361,372
Douglas Dynamics, Inc.	3,698	113,344
Gentherm, Inc. (a)	6,053	237,580
Horizon Global Corp. (a)	3,513	48,760
Meritor, Inc. (a)	13,515	231,512
Metaldyne Performance Group, Inc.	2,462	56,257
Miller Industries, Inc.	1,865	49,143
Modine Manufacturing Co. (a)	7,984	97,405
Motorcar Parts of America, Inc. (a)	2,995	92,036
Spartan Motors, Inc.	5,755	46,040
Standard Motor Products, Inc.	3,565	175,184
Strattec Security Corp.	517	14,372
Superior Industries International, Inc.	4,214	106,825
Supreme Industries, Inc. Class A	2,249	45,565
Tenneco, Inc.	8,879	554,227
Titan International, Inc.	7,211	74,562
Tower International, Inc.	3,397	92,059
Unique Fabricating, Inc.	1,023	12,307

		3,806,984

Distribution & Wholesale — 0.7%
Anixter International, Inc. (a)	4,815	381,829
Beacon Roofing Supply, Inc. (a)	9,931	488,208
Core-Mark Holding Co., Inc.	7,579	236,389
Essendant, Inc.	6,245	94,612
Fossil Group, Inc. (a) (b)	6,892	120,265
G-III Apparel Group Ltd. (a) (b)	7,219	158,024
H&E Equipment Services, Inc.	5,276	129,368
ScanSource, Inc. (a)	4,125	161,906

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SiteOne Landscape Supply, Inc. (a)	1,947	$94,254
Systemax, Inc.	1,778	19,718
Titan Machinery, Inc. (a)	3,025	46,404
Triton International Ltd.	6,662	171,813
Veritiv Corp. (a)	1,360	70,448

		2,173,238

Entertainment — 0.9%
AMC Entertainment Holdings, Inc. Class A	8,911	280,251
Caesars Acquisition Co. Class A (a)	8,004	123,262
Churchill Downs, Inc.	2,232	354,553
Eldorado Resorts, Inc. (a) (b)	4,760	90,083
Empire Resorts, Inc. (a)	623	15,108
Eros International PLC (a) (b)	4,852	49,976
Golden Entertainment, Inc.	1,843	24,383
IMAX Corp. (a)	9,778	332,452
International Speedway Corp. Class A	4,329	159,956
Isle of Capri Casinos, Inc. (a)	4,214	111,081
Marriott Vacations Worldwide Corp.	3,715	371,240
National CineMedia, Inc.	10,215	129,015
Penn National Gaming, Inc. (a)	13,799	254,316
Pinnacle Entertainment, Inc. (a)	8,991	175,504
Reading International, Inc. Series A (a)	2,781	43,217
Red Rock Resorts, Inc. Class A	5,011	111,144
Scientific Games Corp. Class A (a)	8,604	203,485
SeaWorld Entertainment, Inc.	11,176	204,185
Speedway Motorsports, Inc.	1,948	36,700

		3,069,911

Food Services — 0.0%
AdvancePierre Foods Holdings, Inc.	3,637	113,365

Home Builders — 0.7%
AV Homes, Inc. (a) (b)	2,138	35,170
Beazer Homes USA, Inc. (a)	5,271	63,937
Cavco Industries, Inc. (a)	1,406	163,658
Century Communities, Inc. (a)	2,562	65,075
Green Brick Partners, Inc. (a) (b)	3,903	38,835
Hovnanian Enterprises, Inc. Class A (a)	20,304	46,090
Installed Building Products, Inc. (a)	3,330	175,658
KB Home	13,849	275,318
LGI Homes, Inc. (a) (b)	2,521	85,487
M.D.C. Holdings, Inc.	6,931	208,277
M/I Homes, Inc. (a)	4,006	98,147
Meritage Home Corp. (a)	6,349	233,643
The New Home Co., Inc. (a)	1,899	19,864
PICO Holdings, Inc. (a)	3,703	51,842
Taylor Morrison Home Corp. Class A (a)	6,650	141,778
TRI Pointe Group, Inc. (a)	24,736	310,189
UCP, Inc. Class A (a)	1,249	12,677
William Lyon Homes Class A (a) (b)	3,904	80,501
Winnebago Industries, Inc.	4,453	130,250

		2,236,396

	Number of Shares	Value
Home Furnishing — 0.4%
American Woodmark Corp. (a)	2,272	$208,570
Bassett Furniture Industries, Inc.	1,631	43,874
Daktronics, Inc.	6,163	58,240
Ethan Allen Interiors, Inc.	4,099	125,634
Flexsteel Industries, Inc.	1,097	55,289
Hooker Furniture Corp.	1,890	58,685
iRobot Corp. (a) (b)	4,459	294,918
La-Z-Boy, Inc.	8,185	220,995
Select Comfort Corp. (a) (b)	7,161	177,521
Universal Electronics, Inc. (a)	2,352	161,112

		1,404,838

Housewares — 0.1%
Libbey, Inc.	3,556	51,846
Lifetime Brands, Inc.	1,957	39,336
NACCO Industries, Inc. Class A	661	46,138

		137,320

Leisure Time — 0.5%
Acushnet Holdings Corp. (a) (b)	3,807	65,785
Callaway Golf Co.	15,664	173,400
Camping World Holdings, Inc. Class A	2,033	65,544
ClubCorp Holdings, Inc.	10,679	171,398
Escalade, Inc.	1,586	20,459
Fox Factory Holding Corp. (a)	3,778	108,429
Intrawest Resorts Holdings, Inc. (a)	2,685	67,152
Johnson Outdoors, Inc. Class A	776	28,324
LCI Industries	3,942	393,412
Liberty TripAdvisor Holdings, Inc. Class A (a)	12,065	170,116
Lindblad Expeditions Holdings, Inc. (a)	2,207	19,775
Malibu Boats, Inc. Class A (a)	3,040	68,248
Marine Products Corp.	1,792	19,479
MCBC Holdings, Inc.	1,209	19,550
Nautilus, Inc. (a)	4,982	90,922
Planet Fitness, Inc. Class A	4,361	84,036

		1,566,029

Lodging — 0.4%
Belmond Ltd. Class A (a)	14,053	170,041
Boyd Gaming Corp. (a)	13,688	301,273
Caesars Entertainment Corp. (a) (b)	9,311	88,920
Century Casinos, Inc. (a)	3,731	28,206
ILG, Inc.	18,689	391,721
La Quinta Holdings, Inc. (a)	14,174	191,633
The Marcus Corp.	3,135	100,634
Monarch Casino & Resort, Inc. (a)	1,817	53,674
Red Lion Hotels Corp. (a)	2,289	16,138

		1,342,240

Office Furnishings — 0.4%
CompX International, Inc.	299	4,590
Herman Miller, Inc.	9,944	313,733

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HNI Corp.	7,523	$346,735
Interface, Inc.	10,823	206,178
Kimball International, Inc. Class B	6,214	102,531
Knoll, Inc.	8,050	191,670
Steelcase, Inc. Class A	14,361	240,547

		1,405,984

Retail — 4.3%
Abercrombie & Fitch Co. Class A (b)	11,274	134,499
America’s Car-Mart, Inc. (a)	1,336	48,697
American Eagle Outfitters, Inc. (b)	27,662	388,098
Asbury Automotive Group, Inc. (a)	3,331	200,193
Ascena Retail Group, Inc. (a) (b)	28,425	121,090
At Home Group, Inc. (a)	1,508	22,861
Barnes & Noble Education, Inc. (a)	6,570	63,006
Barnes & Noble, Inc.	10,587	97,930
Big 5 Sporting Goods Corp. (b)	3,015	45,526
Big Lots, Inc. (b)	7,385	359,502
Biglari Holdings, Inc. (a)	169	73,005
BJ’s Restaurants, Inc. (a)	3,513	141,925
Bloomin’ Brands, Inc.	17,279	340,915
BMC Stock Holdings, Inc. (a)	9,075	205,095
Bob Evans Farms, Inc.	3,290	213,422
Bojangles’, Inc. (a)	1,712	35,096
Boot Barn Holdings, Inc. (a)	2,244	22,193
The Buckle, Inc. (b)	4,820	89,652
Buffalo Wild Wings, Inc. (a)	2,904	443,586
Build-A-Bear Workshop, Inc. (a)	2,314	20,479
Caleres, Inc.	7,168	189,379
Carrols Restaurant Group, Inc. (a)	5,624	79,580
The Cato Corp. Class A	4,287	94,143
The Cheesecake Factory, Inc.	7,532	477,228
Chico’s FAS, Inc.	21,636	307,231
The Children’s Place, Inc. (b)	3,108	373,115
Chuy’s Holdings, Inc. (a)	2,664	79,387
Citi Trends, Inc.	2,429	41,293
Conn’s, Inc. (a) (b)	3,400	29,750
The Container Store Group, Inc. (a) (b)	2,494	10,550
Cracker Barrel Old Country Store, Inc. (b)	3,184	507,052
Dave & Buster’s Entertainment, Inc. (a)	6,289	384,195
Del Frisco’s Restaurant Group, Inc. (a)	3,906	70,503
Del Taco Restaurants, Inc. (a) (b)	3,947	52,337
Denny’s Corp. (a)	11,597	143,455
Destination XL Group, Inc. (a)	5,610	15,989
DineEquity, Inc.	2,937	159,832
DSW, Inc. Class A	11,225	232,133
Duluth Holdings, Inc. Class B (a) (b)	1,515	32,254
El Pollo Loco Holdings, Inc. (a) (b)	3,201	38,252
Express, Inc. (a)	12,353	112,536
EZCORP, Inc. Class A (a)	8,207	66,887
Fiesta Restaurant Group, Inc. (a)	4,441	107,472

	Number of Shares	Value
The Finish Line, Inc. Class A	6,920	$98,472
FirstCash, Inc.	7,898	388,187
Five Below, Inc. (a)	8,888	384,939
Fogo De Chao, Inc. (a)	943	15,324
Foundation Building Materials, Inc. (a)	2,151	34,351
Francesca’s Holdings Corp. (a)	6,214	95,385
Fred’s, Inc. Class A (b)	5,797	75,941
Freshpet, Inc. (a)	3,813	41,943
Gaia, Inc. (a)	1,026	10,209
Genesco, Inc. (a)	3,432	190,304
GMS, Inc. (a)	1,195	41,873
GNC Holdings, Inc. Class A (b)	11,509	84,706
Group 1 Automotive, Inc.	3,452	255,724
Guess?, Inc.	10,161	113,295
The Habit Restaurants, Inc. Class A (a) (b)	2,268	40,144
Haverty Furniture Cos., Inc.	3,110	75,728
Hibbett Sports, Inc. (a) (b)	3,787	111,716
HSN, Inc.	5,243	194,515
J Alexander’s Holdings, Inc. (a)	2,152	21,628
Jack in the Box, Inc.	5,418	551,119
Jamba, Inc. (a) (b)	1,993	18,037
Kirkland’s, Inc. (a)	2,475	30,690
Kona Grill, Inc. (a) (b)	1,210	7,623
Lithia Motors, Inc. Class A	3,941	337,547
Luby’s, Inc. (a)	2,951	9,178
Lumber Liquidators Holdings, Inc. (a) (b)	4,313	90,530
MarineMax, Inc. (a)	4,054	87,769
Movado Group, Inc.	2,586	64,521
Nathan’s Famous, Inc. (a)	522	32,703
Noodles & Co. (a) (b)	2,103	12,092
Office Depot, Inc.	86,022	401,293
Ollie’s Bargain Outlet Holdings, Inc. (a)	3,394	113,699
Papa John’s International, Inc.	4,510	360,980
Party City Holdco, Inc. (a) (b)	4,507	63,323
PC Connection, Inc.	1,919	57,167
PetMed Express, Inc.	3,301	66,482
Pier 1 Imports, Inc.	13,258	94,927
Potbelly Corp. (a)	4,098	56,962
PriceSmart, Inc.	3,320	306,104
Red Robin Gourmet Burgers, Inc. (a) (b)	2,134	124,732
Regis Corp. (a)	6,046	70,859
RH (a) (b)	6,456	298,655
Ruby Tuesday, Inc. (a)	10,526	29,578
Rush Enterprises, Inc. Class A (a)	4,898	162,026
Rush Enterprises, Inc. Class B (a)	996	31,055
Ruth’s Hospitality Group, Inc.	5,167	103,598
Sears Holdings Corp. (a) (b)	1,691	19,430
Sears Hometown and Outlet Stores, Inc. (a)	2,124	8,284
Shake Shack, Inc. Class A (a) (b)	2,668	89,111
Shoe Carnival, Inc.	2,281	56,044

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sonic Automotive, Inc. Class A	4,716	$94,556
Sonic Corp. (b)	7,432	188,476
Sportsman’s Warehouse Holdings, Inc. (a) (b)	4,079	19,498
Stage Stores, Inc. (b)	3,864	10,008
Stein Mart, Inc. (b)	4,679	14,084
Tailored Brands, Inc. (b)	8,028	119,938
Texas Roadhouse, Inc.	10,996	489,652
Tile Shop Holdings, Inc. (b)	5,454	104,989
Tilly’s, Inc. Class A	1,879	16,949
Tuesday Morning Corp. (a) (b)	7,866	29,497
Vera Bradley, Inc. (a) (b)	3,150	29,327
Vitamin Shoppe, Inc. (a)	3,906	78,706
West Marine, Inc. (a)	3,267	31,167
Wingstop, Inc.	2,569	72,651
Winmark Corp.	390	44,070
Zoe’s Kitchen, Inc. (a) (b)	3,163	58,515
Zumiez, Inc. (a)	3,034	55,522

		14,159,430

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	7,395	225,548
Wesco Aircraft Holdings, Inc. (a)	9,256	105,518

		331,066

Textiles — 0.1%
Culp, Inc.	1,822	56,846
UniFirst Corp.	2,508	354,757

		411,603

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc. (a) (b)	2,314	12,727

		35,586,478

Consumer, Non-cyclical — 18.7%
Agriculture — 0.3%
Alico, Inc.	490	12,936
Alliance One International, Inc. (a)	1,254	16,114
The Andersons, Inc.	4,426	167,745
Limoneira Co.	1,855	38,788
Tejon Ranch Co. (a)	2,284	49,997
Turning Point Brands, Inc. (a)	924	14,414
Universal Corp.	4,099	290,004
Vector Group Ltd.	15,422	320,778

		910,776

Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a)	1,466	212,057
Coca-Cola Bottling Co. Consolidated (b)	782	161,107
Craft Brew Alliance, Inc. (a)	2,005	26,767
Farmer Brothers Co. (a)	1,282	45,319
MGP Ingredients, Inc.	2,103	114,046
National Beverage Corp. (b)	1,947	164,580
Primo Water Corp. (a)	3,709	50,368

		774,244

	Number of Shares	Value
Biotechnology — 3.6%
Acceleron Pharma, Inc. (a)	4,552	$120,491
Achillion Pharmaceuticals, Inc. (a)	19,125	80,516
Acorda Therapeutics, Inc. (a)	7,142	149,982
Aduro Biotech, Inc. (a)	6,198	66,629
Advaxis, Inc. (a) (b)	6,085	49,714
Adverum Biotechnologies, Inc. (a)	3,670	9,909
Aevi Genomic Medicine, Inc. (a) (b)	4,184	7,782
Agenus, Inc. (a) (b)	12,204	46,009
Alder Biopharmaceuticals, Inc. (a)	7,784	161,907
AMAG Pharmaceuticals, Inc. (a)	5,720	128,986
AnaptysBio, Inc. (a)	840	23,310
Anavex Life Sciences Corp. (a) (b)	5,721	32,839
ANI Pharmaceuticals, Inc. (a) (b)	1,311	64,908
Applied Genetic Technologies Corp. (a)	2,063	14,235
Aptevo Therapeutics, Inc. (a)	3,077	6,339
Aratana Therapeutics, Inc. (a) (b)	5,227	27,703
Ardelyx, Inc. (a)	5,103	64,553
Arena Pharmaceuticals, Inc. (a)	41,405	60,451
Argos Therapeutics, Inc. (a) (b)	2,231	1,008
Arrowhead Pharmaceuticals, Inc. (a) (b)	11,924	22,059
Asterias Biotherapeutics, Inc. (a)	352	151
Asterias Biotherapeutics, Inc. (a)	3,721	12,651
Atara Biotherapeutics, Inc. (a)	3,918	80,515
Athersys, Inc. (a) (b)	16,458	28,143
Audentes Therapeutics, Inc. (a)	860	14,654
Bellicum Pharmaceuticals, Inc. (a)	3,491	43,079
BioCryst Pharmaceuticals, Inc. (a) (b)	13,256	111,350
BioTime, Inc. (a)	12,105	41,762
Bluebird Bio, Inc. (a) (b)	6,757	614,211
Blueprint Medicines Corp. (a)	4,032	161,240
Cambrex Corp. (a)	5,294	291,435
Celldex Therapeutics, Inc. (a)	16,093	58,096
Cellular Biomedicine Group, Inc. (a) (b)	2,209	26,066
ChemoCentryx, Inc. (a)	3,557	25,895
ChromaDex Corp. (a)	4,572	12,299
Clearside Biomedical, Inc. (a) (b)	1,814	14,403
Corvus Pharmaceuticals, Inc. (a)	628	13,044
Curis, Inc. (a) (b)	18,845	52,389
Cytokinetics, Inc. (a)	5,470	70,290
CytomX Therapeutics, Inc. (a)	3,431	59,253
CytRx Corp. (a) (b)	12,657	5,622
Dermira, Inc. (a)	4,808	164,001
Dimension Therapeutics, Inc. (a)	1,791	3,134
Dynavax Technologies Corp. (a) (b)	7,484	44,530
Edge Therapeutics, Inc. (a)	2,759	25,135
Editas Medicine, Inc. (a) (b)	1,297	28,949
Eiger BioPharmaceuticals, Inc. (a)	654	7,488
Emergent BioSolutions, Inc. (a)	5,396	156,700
Endocyte, Inc. (a)	5,722	14,706
Enzo Biochem, Inc. (a)	6,567	54,966
Epizyme, Inc. (a)	6,720	115,248
Esperion Therapeutics, Inc. (a)	2,377	83,932

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Exact Sciences Corp. (a) (b)	17,556	$414,673
Exelixis, Inc. (a)	37,755	818,151
FibroGen, Inc. (a)	8,696	214,356
Five Prime Therapeutics, Inc. (a)	4,526	163,615
Flex Pharma, Inc. (a)	1,570	6,908
Fortress Biotech, Inc. (a) (b)	5,300	19,610
Foundation Medicine, Inc. (a) (b)	2,234	72,047
Galena Biopharma, Inc. (a) (b)	2,152	1,313
Geron Corp. (a) (b)	25,232	57,277
GlycoMimetics, Inc. (a) (b)	1,841	9,997
Halozyme Therapeutics, Inc. (a) (b)	18,151	235,237
Idera Pharmaceuticals, Inc. (a) (b)	16,812	41,526
ImmunoGen, Inc. (a) (b)	14,382	55,658
Immunomedics, Inc. (a) (b)	16,230	105,008
Infinity Pharmaceuticals, Inc. (a)	7,556	24,406
Innoviva, Inc. (a) (b)	13,428	185,709
Inovio Pharmaceuticals, Inc. (a) (b)	10,843	71,781
Insmed, Inc. (a)	10,283	180,055
Intellia Therapeutics, Inc. (a)	1,050	14,795
Karyopharm Therapeutics, Inc. (a)	4,452	57,164
Kite Pharma, Inc. (a) (b)	7,231	567,561
Lexicon Pharmaceuticals, Inc. (a) (b)	7,072	101,412
Ligand Pharmaceuticals, Inc. (a)	3,165	334,984
Lion Biotechnologies, Inc. (a)	9,158	68,227
Loxo Oncology, Inc. (a) (b)	2,690	113,195
MacroGenics, Inc. (a)	5,324	99,026
The Medicines Co. (a) (b)	11,185	546,947
Merrimack Pharmaceuticals, Inc. (a) (b)	20,827	64,147
Momenta Pharmaceuticals, Inc. (a)	10,709	142,965
Myriad Genetics, Inc. (a) (b)	11,280	216,576
NantKwest, Inc. (a) (b)	2,503	8,886
NeoGenomics, Inc. (a) (b)	8,649	68,241
NewLink Genetics Corp. (a)	3,590	86,519
Novavax, Inc. (a) (b)	45,516	58,260
Omeros Corp. (a) (b)	6,594	99,701
OncoMed Pharmaceuticals, Inc. (a)	3,382	31,148
Organovo Holdings, Inc. (a) (b)	15,423	49,045
Otonomy, Inc. (a)	3,949	48,375
OvaScience, Inc. (a) (b)	4,713	8,813
Pacific Biosciences of California, Inc. (a)	12,970	67,055
Paratek Pharmaceuticals, Inc. (a) (b)	3,277	63,082
PDL BioPharma, Inc.	27,801	63,108
Pfenex, Inc. (a)	3,290	19,115
PharmAthene, Inc.	10,656	8,647
Prothena Corp. PLC (a) (b)	5,768	321,797
PTC Therapeutics, Inc. (a)	5,660	55,694
Puma Biotechnology, Inc. (a) (b)	4,645	172,794
REGENXBIO, Inc. (a)	3,418	65,967
Retrophin, Inc. (a)	6,033	111,369
Rigel Pharmaceuticals, Inc. (a) (b)	19,919	65,932
RTI Surgical, Inc. (a)	9,942	39,768
Sage Therapeutics, Inc. (a)	5,005	355,705

	Number of Shares	Value
Sangamo Therapeutics, Inc. (a)	11,711	$60,897
Second Sight Medical Products, Inc. (a) (b)	2,964	3,586
Selecta Biosciences, Inc. (a)	764	10,940
Senseonics Holdings, Inc. (a)	4,008	7,174
Spark Therapeutics, Inc. (a) (b)	3,176	169,408
Spectrum Pharmaceuticals, Inc. (a)	12,869	83,649
Stemline Therapeutics, Inc. (a) (b)	3,384	28,933
Syndax Pharmaceuticals, Inc. (a) (b)	727	9,974
Synthetic Biologics, Inc. (a) (b)	11,406	7,194
Theravance Biopharma, Inc. (a)	6,662	245,295
Tobira Therapeutics, Inc. (a) (c)	1,376	10,678
Tokai Pharmaceuticals, Inc. (a) (b)	2,001	1,672
Trovagene, Inc. (a) (b)	4,212	4,844
Ultragenyx Pharmaceutical, Inc. (a)	6,397	433,589
Veracyte, Inc. (a)	2,737	25,126
Versartis, Inc. (a)	5,170	110,380
WaVe Life Sciences Ltd. (a)	1,175	32,313
XBiotech, Inc. (a) (b)	2,995	49,388
ZIOPHARM Oncology, Inc. (a) (b)	20,201	128,074

		11,871,128

Commercial Services — 4.4%
Aaron’s, Inc.	10,907	324,374
ABM Industries, Inc.	9,248	403,213
The Advisory Board Co. (a)	6,802	318,334
Alarm.com Holdings, Inc. (a) (b)	1,738	53,426
Albany Molecular Research, Inc. (a) (b)	4,292	60,217
American Public Education, Inc. (a)	2,608	59,723
AMN Healthcare Services, Inc. (a)	7,855	318,913
ARC Document Solutions, Inc. (a)	6,379	22,008
Ascent Capital Group, Inc. Class A (a)	1,626	22,975
B. Riley Financial, Inc.	1,592	23,880
Barrett Business Services, Inc.	1,152	62,922
Bridgepoint Education, Inc. (a)	3,100	33,077
Bright Horizons Family Solutions, Inc. (a)	7,288	528,307
The Brink’s Co.	7,480	399,806
CAI International, Inc. (a)	2,499	39,334
Cambium Learning Group, Inc. (a)	2,067	10,128
Capella Education Co.	1,876	159,507
Cardtronics PLC Class A (a)	7,483	349,830
Care.com, Inc. (a)	2,479	31,012
Career Education Corp. (a)	11,226	97,666
Carriage Services, Inc.	2,466	66,878
CBIZ, Inc. (a)	8,252	111,815
CEB, Inc.	5,337	419,488
Cimpress NV (a) (b)	4,168	359,240
Collectors Universe, Inc.	1,316	34,348
Corvel Corp. (a)	1,676	72,906
CPI Card Group, Inc. (b)	3,146	13,213

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CRA International, Inc.	1,331	$47,024
Cross Country Healthcare, Inc. (a)	5,317	76,352
Deluxe Corp.	8,115	585,660
DeVry Education Group, Inc.	10,377	367,865
Ennis, Inc.	4,304	73,168
EVERTEC, Inc.	10,654	169,399
Forrester Research, Inc.	1,640	65,190
Franklin Covey Co. (a)	1,725	34,845
FTI Consulting, Inc. (a)	6,897	283,949
Grand Canyon Education, Inc. (a)	7,458	534,067
Great Lakes Dredge & Dock Corp. (a)	10,277	41,108
Green Dot Corp. Class A (a)	7,121	237,557
The Hackett Group, Inc.	3,783	73,731
Healthcare Services Group, Inc.	11,669	502,817
HealthEquity, Inc. (a)	7,160	303,942
Heidrick & Struggles International, Inc.	3,051	80,394
HMS Holdings Corp. (a)	13,995	284,518
Huron Consulting Group, Inc. (a)	3,593	151,265
ICF International, Inc. (a)	2,966	122,496
INC Research Holdings, Inc. Class A (a)	6,878	315,356
Information Services Group, Inc. (a)	4,666	14,698
Insperity, Inc.	2,621	232,352
K12, Inc. (a)	5,580	106,857
Kelly Services, Inc. Class A	4,930	107,770
Kforce, Inc.	3,991	94,786
Korn/Ferry International	9,501	299,187
Landauer, Inc.	1,559	76,001
Laureate Education, Inc. Class A (a)	5,883	83,950
LendingTree, Inc. (a)	1,057	132,495
Liberty Tax, Inc.	1,059	15,091
Matthews International Corp. Class A	5,303	358,748
McGrath RentCorp	3,900	130,923
Medifast, Inc.	1,720	76,316
MoneyGram International, Inc. (a)	4,850	81,529
Monro Muffler Brake, Inc.	5,212	271,545
National Research Corp. Class A	1,506	29,668
Navigant Consulting, Inc. (a)	7,969	182,171
Neff Corp. Class A (a)	1,576	30,653
Nutrisystem, Inc.	4,851	269,231
On Assignment, Inc. (a)	8,444	409,787
PAREXEL International Corp. (a)	8,725	550,635
Patriot National, Inc. (a) (b)	1,769	4,989
Paylocity Holding Corp. (a)	3,576	138,141
PFSweb, Inc. (a)	2,213	14,451
Quad/Graphics, Inc.	4,820	121,657
Rent-A-Center, Inc. (b)	8,389	74,410
Resources Connection, Inc.	4,658	78,022
RPX Corp. (a)	8,077	96,924
ServiceSource International, Inc. (a)	10,622	41,213
Sotheby’s (a)	8,177	371,890
SP Plus Corp. (a)	2,817	95,074
Strayer Education, Inc.	1,748	140,697
Team, Inc. (a) (b)	4,755	128,623

	Number of Shares	Value
Textainer Group Holdings Ltd.	3,641	$55,707
Travelport Worldwide Ltd.	19,226	226,290
TriNet Group, Inc. (a)	6,977	201,635
TrueBlue, Inc. (a)	6,986	191,067
Vectrus, Inc. (a)	1,700	37,995
Viad Corp.	3,336	150,787
Weight Watchers International, Inc. (a)	4,606	71,715

		14,542,923

Cosmetics & Personal Care — 0.2%
Avon Products, Inc. (a)	73,164	321,921
elf Beauty, Inc. (a) (b)	1,546	44,525
Inter Parfums, Inc.	2,929	107,055
Revlon, Inc. Class A (a)	1,982	55,199

		528,700

Foods — 1.5%
Amplify Snack Brands, Inc. (a) (b)	5,092	42,773
B&G Foods, Inc. (b)	10,922	439,611
Cal-Maine Foods, Inc. (b)	5,137	189,042
Calavo Growers, Inc. (b)	2,569	155,681
The Chefs’ Warehouse, Inc. (a)	3,270	45,453
Dean Foods Co.	15,212	299,068
Fresh Del Monte Produce, Inc.	5,367	317,887
Ingles Markets, Inc. Class A	2,337	100,842
Inventure Foods, Inc. (a) (b)	3,010	13,304
J&J Snack Foods Corp.	2,485	336,867
John B Sanfilippo & Son, Inc. (b)	1,443	105,613
Lancaster Colony Corp.	3,118	401,723
Lifeway Foods, Inc. (a)	726	7,790
Performance Food Group Co. (a)	6,205	147,679
Sanderson Farms, Inc. (b)	3,322	344,956
Seaboard Corp.	44	183,456
Seneca Foods Corp. Class A (a)	1,097	39,602
Smart & Final Stores, Inc. (a) (b)	3,982	48,182
Snyder’s-Lance, Inc.	13,360	538,542
SpartanNash Co.	6,167	215,783
SUPERVALU, Inc. (a)	44,732	172,666
TerraVia Holdings, Inc. (a) (b)	12,182	8,826
Tootsie Roll Industries, Inc. (b)	2,962	110,640
United Natural Foods, Inc. (a)	8,231	355,826
Village Super Market, Inc. Class A	1,150	30,475
Weis Markets, Inc.	1,616	96,394

		4,748,681

Foods — 0.1%
Darling Ingredients, Inc. (a)	27,265	395,888

Health Care – Products — 3.4%
Abaxis, Inc.	3,601	174,649
Accelerate Diagnostics, Inc. (a) (b)	3,912	94,670
Accuray, Inc. (a)	13,311	63,227
Analogic Corp.	2,045	155,216
AngioDynamics, Inc. (a)	4,421	76,704

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
AtriCure, Inc. (a) (b)	5,294	$101,380
Atrion Corp.	226	105,813
Avinger, Inc. (a)	2,760	5,244
AxoGen, Inc. (a)	4,317	45,113
BioTelemetry, Inc. (a)	4,436	128,422
Cantel Medical Corp.	5,951	476,675
Cardiovascular Systems, Inc. (a)	5,285	149,433
Cerus Corp. (a)	16,441	73,162
Chemed Corp.	2,677	489,061
ConforMIS, Inc. (a) (b)	5,572	29,086
CONMED Corp.	4,581	203,442
CryoLife, Inc. (a)	5,328	88,711
Cutera, Inc. (a)	2,036	42,145
Endologix, Inc. (a) (b)	13,670	98,971
Entellus Medical, Inc. (a)	1,411	19,472
Exactech, Inc. (a)	1,791	45,133
GenMark Diagnostics, Inc. (a)	7,146	91,612
Genomic Health, Inc. (a)	3,146	99,068
Glaukos Corp. (a)	2,805	143,897
Globus Medical, Inc. Class A (a)	11,627	344,392
Haemonetics Corp. (a)	8,494	344,602
Halyard Health, Inc. (a)	7,782	296,416
ICU Medical, Inc. (a)	2,442	372,893
Inogen, Inc. (a)	2,730	211,739
Insulet Corp. (a)	9,578	412,716
Integer Holdings Corp. (a)	5,049	202,970
Integra LifeSciences Holdings Corp. (a)	10,040	422,985
Intersect ENT, Inc. (a)	4,237	72,665
Invacare Corp.	5,163	61,440
InVivo Therapeutics Holdings Corp. (a) (b)	5,007	20,278
iRadimed Corp. (a) (b)	677	6,025
iRhythm Technologies, Inc. (a) (b)	1,143	42,977
IRIDEX Corp. (a)	1,406	16,689
K2M Group Holdings, Inc. (a)	4,200	86,142
LeMaitre Vascular, Inc.	2,292	56,452
Luminex Corp.	6,231	114,463
Masimo Corp. (a)	6,777	632,023
Meridian Bioscience, Inc.	6,997	96,559
Merit Medical Systems, Inc. (a)	7,193	207,878
MiMedx Group, Inc. (a) (b)	16,974	161,762
NanoString Technologies, Inc. (a)	2,580	51,265
Natus Medical, Inc. (a)	5,438	213,442
Nevro Corp. (a)	3,989	373,769
Novan, Inc. (a)	761	4,855
Novocure Ltd. (a)	8,512	68,947
NuVasive, Inc. (a)	8,225	614,243
NxStage Medical, Inc. (a)	10,569	283,566
Obalon Therapeutics, Inc. (a) (b)	770	8,231
OraSure Technologies, Inc. (a)	8,885	114,883
Orthofix International NV (a)	2,922	111,474
Oxford Immunotec Global PLC (a)	3,706	57,406
Penumbra, Inc. (a)	4,605	384,287

	Number of Shares	Value
Quidel Corp. (a)	4,526	$102,469
Repligen Corp. (a)	5,572	196,134
Rockwell Medical, Inc. (a) (b)	8,177	51,188
The Spectranetics Corp. (a)	7,078	206,147
STAAR Surgical Co. (a)	6,676	65,425
Surmodics, Inc. (a)	2,216	53,295
Tactile Systems Technology, Inc. (a) (b)	625	11,844
Tandem Diabetes Care, Inc. (a)	2,789	3,347
TransEnterix, Inc. (a)	10,989	13,297
Utah Medical Products, Inc.	576	35,885
ViewRay, Inc. (a) (b)	1,246	10,603
Wright Medical Group NV (a)	17,118	532,712
Zeltiq Aesthetics, Inc. (a)	5,885	327,265

		11,080,351

Health Care – Services — 1.2%
AAC Holdings, Inc. (a) (b)	1,487	12,684
Addus HomeCare Corp. (a)	1,182	37,824
Adeptus Health, Inc. Class A (a) (b)	2,145	3,861
Air Methods Corp. (a)	5,625	241,875
Almost Family, Inc. (a)	1,869	90,833
Amedisys, Inc. (a)	4,667	238,437
American Renal Associates Holdings, Inc. (a) (b)	1,525	25,742
Capital Senior Living Corp. (a)	4,619	64,943
Civitas Solutions, Inc. (a)	2,604	47,783
Community Health Systems, Inc. (a)	18,338	162,658
The Ensign Group, Inc.	7,923	148,952
Fulgent Genetics, Inc. (a) (b)	643	7,022
Genesis Healthcare, Inc. (a)	5,750	15,180
HealthSouth Corp.	14,728	630,506
Invitae Corp. (a)	4,501	49,781
Kindred Healthcare, Inc.	14,157	118,211
LHC Group, Inc. (a)	2,496	134,534
Magellan Health, Inc. (a)	3,875	267,569
Medpace Holdings, Inc. (a)	1,284	38,327
Molina Healthcare, Inc. (a)	7,187	327,727
Natera, Inc. (a)	4,112	36,474
National HealthCare Corp.	1,858	132,475
Nobilis Health Corp. (a) (b)	8,316	14,137
The Providence Service Corp. (a)	1,954	86,836
Quorum Health Corp. (a)	5,027	27,347
RadNet, Inc. (a)	6,494	38,315
Select Medical Holdings Corp. (a)	17,723	236,602
Surgery Partners, Inc. (a)	3,131	61,055
Teladoc, Inc. (a)	4,050	101,250
Tivity Health, Inc. (a)	5,281	153,677
Triple-S Management Corp. Class B (a)	3,789	66,573
U.S. Physical Therapy, Inc.	2,006	130,992
Universal American Corp. (a)	7,038	70,169

		3,820,351

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products & Wares — 0.4%
ACCO Brands Corp. (a)	17,720	$233,018
Central Garden & Pet Co. (a) (b)	1,709	63,353
Central Garden & Pet Co. Class A (a)	5,494	190,752
CSS Industries, Inc.	1,455	37,713
Helen of Troy Ltd. (a)	4,654	438,407
T2 Biosystems, Inc. (a) (b)	2,279	11,987
WD-40 Co.	2,337	254,616

		1,229,846

Pharmaceuticals — 3.4%
AcelRx Pharmaceuticals, Inc. (a) (b)	5,247	16,528
Aclaris Therapeutics, Inc. (a)	1,937	57,761
Adamas Pharmaceuticals, Inc. (a)	2,870	50,225
Aerie Pharmaceuticals, Inc. (a)	4,787	217,091
Agile Therapeutics, Inc. (a)	2,052	6,577
Aimmune Therapeutics, Inc. (a) (b)	4,411	95,851
Akebia Therapeutics, Inc. (a)	6,033	55,504
Amicus Therapeutics, Inc. (a) (b)	23,655	168,660
Amphastar Pharmaceuticals, Inc. (a) (b)	5,998	86,971
Ampio Pharmaceuticals, Inc. (a) (b)	8,314	6,651
Anika Therapeutics, Inc. (a)	2,368	102,866
Anthera Pharmaceuticals, Inc. (a) (b)	6,305	2,683
Array BioPharma, Inc. (a) (b)	27,795	248,487
Avexis, Inc. (a)	977	74,281
Axovant Sciences Ltd. (a)	4,189	62,584
Axsome Therapeutics, Inc. (a) (b)	1,722	6,716
Bio-Path Holdings, Inc. (a) (b)	14,025	11,600
BioScrip, Inc. (a) (b)	19,592	33,306
BioSpecifics Technologies Corp. (a)	858	47,018
Cara Therapeutics, Inc. (a) (b)	3,487	64,126
Catalent, Inc. (a)	16,568	469,206
Cempra, Inc. (a)	7,875	29,531
Chimerix, Inc. (a)	7,223	46,083
Cidara Therapeutics, Inc. (a)	2,167	16,903
Clovis Oncology, Inc. (a)	6,095	388,069
Coherus Biosciences, Inc. (a)	5,622	118,905
Collegium Pharmaceutical, Inc. (a) (b)	2,625	26,408
Concert Pharmaceuticals, Inc. (a)	2,941	50,174
Corcept Therapeutics, Inc. (a)	12,410	136,014
Depomed, Inc. (a)	10,270	128,889
Diplomat Pharmacy, Inc. (a)	7,617	121,491
Durect Corp. (a)	19,100	20,055
Eagle Pharmaceuticals, Inc. (a) (b)	1,473	122,171
Egalet Corp. (a) (b)	3,954	20,165
Enanta Pharmaceuticals, Inc. (a)	2,654	81,743
Flexion Therapeutics, Inc. (a)	4,441	119,507
Global Blood Therapeutics, Inc. (a)	3,330	122,711
Heron Therapeutics, Inc. (a) (b)	7,051	105,765
Heska Corp. (a)	1,022	107,290
Horizon Pharma PLC (a)	26,799	396,089
Ignyta, Inc. (a)	5,312	45,683

	Number of Shares	Value
Immune Design Corp. (a) (b)	2,139	$14,545
Impax Laboratories, Inc. (a)	12,048	152,407
Inotek Pharmaceuticals Corp. (a) (b)	2,622	5,244
Insys Therapeutics, Inc. (a) (b)	4,088	42,965
Intra-Cellular Therapies, Inc. (a) (b)	5,622	91,358
Ironwood Pharmaceuticals, Inc. (a) (b)	21,483	366,500
Jounce Therapeutics, Inc. (a)	1,070	23,529
Kadmon Holdings, Inc. (a) (b)	1,216	4,402
Keryx Biopharmaceuticals, Inc. (a) (b)	12,939	79,704
La Jolla Pharmaceutical Co. (a) (b)	2,311	68,983
Lannett Co., Inc. (a) (b)	4,670	104,375
Lifevantage Corp. (a)	2,068	11,105
Lipocine, Inc. (a) (b)	3,137	12,234
MannKind Corp. (a) (b)	11,555	17,101
MediciNova, Inc. (a) (b)	4,743	28,411
Minerva Neurosciences, Inc. (a)	3,489	28,261
Mirati Therapeutics, Inc. (a)	2,422	12,594
MyoKardia, Inc. (a)	2,069	27,207
Myovant Sciences Ltd. (a) (b)	1,694	19,888
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	1,452	15,086
Natural Health Trends Corp. (b)	1,290	37,281
Nature’s Sunshine Products, Inc.	1,386	13,860
Nektar Therapeutics (a)	23,627	554,526
Neogen Corp. (a)	6,047	396,381
Neos Therapeutics, Inc. (a) (b)	2,990	21,528
Nutraceutical International Corp.	1,416	44,108
Ocular Therapeutix, Inc. (a) (b)	3,457	32,081
Omega Protein Corp.	3,561	71,398
Omthera Pharmaceuticals, Inc. (a) (c)	428	-
Ophthotech Corp. (a)	4,877	17,850
Owens & Minor, Inc.	10,364	358,594
Pacira Pharmaceuticals, Inc. (a)	6,052	275,971
PharMerica Corp. (a)	4,922	115,175
Phibro Animal Health Corp. Class A	3,049	85,677
Portola Pharmaceuticals, Inc. (a)	8,174	320,339
PRA Health Sciences, Inc. (a)	4,026	262,616
Prestige Brands Holdings, Inc. (a)	8,853	491,873
Progenics Pharmaceuticals, Inc. (a) (b)	11,657	110,042
Protagonist Therapeutics, Inc. (a)	1,137	14,565
Proteostasis Therapeutics, Inc. (a)	1,238	9,681
Ra Pharmaceuticals, Inc. (a)	1,308	27,847
Radius Health, Inc. (a) (b)	5,243	202,642
Reata Pharmaceuticals, Inc. Class A (a) (b)	1,057	23,941
Regulus Therapeutics, Inc. (a) (b)	5,827	9,615
Revance Therapeutics, Inc. (a)	3,415	71,032
Sarepta Therapeutics, Inc. (a) (b)	8,329	246,538
SciClone Pharmaceuticals, Inc. (a)	8,163	79,997
Seres Therapeutics, Inc. (a)	2,838	31,984
Sorrento Therapeutics, Inc. (a) (b)	4,521	17,858
Sucampo Pharmaceuticals, Inc. Class A (a) (b)	4,047	44,517

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Supernus Pharmaceuticals, Inc. (a)	7,834	$245,204
Synergy Pharmaceuticals, Inc. (a) (b)	33,567	156,422
Synutra International, Inc. (a) (b)	3,342	19,885
Syros Pharmaceuticals, Inc. (a)	697	11,103
Teligent, Inc. (a) (b)	6,895	53,850
TESARO, Inc. (a) (b)	4,751	731,036
Tetraphase Pharmaceuticals, Inc. (a)	6,032	55,434
TG Therapeutics, Inc. (a) (b)	7,100	82,715
TherapeuticsMD, Inc. (a) (b)	24,917	179,402
Titan Pharmaceuticals, Inc. (a) (b)	2,756	9,095
Trevena, Inc. (a)	8,135	29,856
USANA Health Sciences, Inc. (a)	1,743	100,397
Vanda Pharmaceuticals, Inc. (a)	6,195	86,730
Vital Therapies, Inc. (a)	3,564	14,256
Voyager Therapeutics, Inc. (a)	2,112	27,963
vTv Therapeutics, Inc. Class A (a)	1,443	9,452
Xencor, Inc. (a)	5,946	142,228
Zafgen, Inc. (a)	3,494	16,282
Zogenix, Inc. (a) (b)	4,105	44,539

		11,219,603

		61,122,491

Diversified — 0.1%
Holding Company – Diversified — 0.1%
HRG Group, Inc. (a)	19,686	380,333
Wins Finance Holdings, Inc. (a) (b)	212	30,738

		411,071

Energy — 3.1%
Coal — 0.1%
Ramaco Resources, Inc. (a)	1,008	9,747
SunCoke Energy, Inc. (a)	10,782	96,607
Westmoreland Coal Co. (a)	3,116	45,244

		151,598

Energy – Alternate Sources — 0.3%
Clean Energy Fuels Corp. (a)	17,329	44,189
FuelCell Energy, Inc. (a) (b)	7,404	10,181
FutureFuel Corp.	4,195	59,485
Green Plains, Inc. (b)	6,017	148,921
Pacific Ethanol, Inc. (a)	4,565	31,270
Pattern Energy Group, Inc. (b)	11,014	221,712
Plug Power, Inc. (a) (b)	31,758	43,826
Renewable Energy Group, Inc. (a) (b)	6,485	67,768
REX American Resources Corp. (a)	921	83,341
Sunrun, Inc. (a) (b)	10,672	57,629
TerraForm Global, Inc. Class A	15,182	72,874
TerraForm Power, Inc. Class A (a) (b)	14,665	181,406
TPI Composites, Inc. (a)	900	17,109
Vivint Solar, Inc. (a) (b)	3,508	9,822

		1,049,533

	Number of Shares	Value
Oil & Gas — 1.7%
Abraxas Petroleum Corp. (a)	23,646	$47,765
Adams Resources & Energy, Inc.	322	12,027
Alon USA Energy, Inc.	5,290	64,485
Atwood Oceanics, Inc. (a) (b)	12,671	120,755
Bill Barrett Corp. (a) (b)	9,965	45,341
California Resources Corp. (a) (b)	5,197	78,163
Callon Petroleum Co. (a)	30,906	406,723
Carrizo Oil & Gas, Inc. (a)	10,279	294,596
Clayton Williams Energy, Inc. (a) (b)	978	129,174
Cobalt International Energy, Inc. (a)	66,693	35,574
Contango Oil & Gas Co. (a)	3,553	26,008
CVR Energy, Inc. (b)	2,696	54,136
Delek US Holdings, Inc.	10,237	248,452
Denbury Resources, Inc. (a) (b)	58,511	150,958
Earthstone Energy, Inc. (a) (b)	258	3,292
Eclipse Resources Corp. (a)	8,827	22,421
EP Energy Corp. Class A (a) (b)	6,545	31,089
Erin Energy Corp. (a) (b)	3,030	7,272
Evolution Petroleum Corp.	3,816	30,528
EXCO Resources, Inc. (a) (b)	21,007	13,022
Isramco, Inc. (a)	138	16,167
Jagged Peak Energy, Inc. (a)	5,311	69,255
Jones Energy, Inc. Class A (a) (b)	9,754	24,873
Matador Resources Co. (a) (b)	14,721	350,213
Northern Oil and Gas, Inc. (a) (b)	8,467	22,014
Oasis Petroleum, Inc. (a)	38,739	552,418
Panhandle Oil & Gas, Inc. Class A	2,620	50,304
Par Pacific Holdings, Inc. (a) (b)	5,036	83,044
Parker Drilling Co. (a)	20,301	35,527
PDC Energy, Inc. (a)	9,310	580,478
Ring Energy, Inc. (a)	6,968	75,394
RSP Permian, Inc. (a)	16,326	676,386
Sanchez Energy Corp. (a) (b)	11,309	107,888
Seadrill Ltd. (a) (b)	63,336	104,504
SRC Energy, Inc. (a) (b)	30,909	260,872
Trecora Resources (a)	3,428	38,051
Unit Corp. (a)	8,413	203,258
W&T Offshore, Inc. (a)	5,307	14,700
Western Refining, Inc.	13,404	470,078
WildHorse Resource Development Corp. (a)	3,327	41,388

		5,598,593

Oil & Gas Services — 0.9%
Archrock, Inc.	11,570	143,468
Bristow Group, Inc. (b)	5,493	83,549
CARBO Ceramics, Inc. (a) (b)	3,689	48,105
Dawson Geophysical Co. (a)	3,027	16,830
Era Group, Inc. (a)	3,280	43,493
Exterran Corp. (a)	5,275	165,899
Flotek Industries, Inc. (a) (b)	9,165	117,220
Forum Energy Technologies, Inc. (a)	10,505	217,453

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Geospace Technologies Corp. (a)	2,044	$33,174
Helix Energy Solutions Group, Inc. (a)	23,002	178,726
Independence Contract Drilling, Inc. (a)	5,231	28,823
Keane Group, Inc. (a)	5,172	73,960
Mammoth Energy Services, Inc. (a)	1,250	26,888
Matrix Service Co. (a)	4,358	71,907
McDermott International, Inc. (a) (b)	40,220	271,485
MRC Global, Inc. (a)	15,577	285,526
Natural Gas Services Group, Inc. (a)	2,081	54,210
Newpark Resources, Inc. (a)	13,958	113,060
NOW, Inc. (a)	17,788	301,684
Oil States International, Inc. (a)	8,519	282,405
PHI, Inc. (a)	1,833	21,959
Pioneer Energy Services Corp. (a)	12,811	51,244
SEACOR Holdings, Inc. (a)	2,654	183,630
Tesco Corp. (a)	7,725	62,186
TETRA Technologies, Inc. (a)	19,425	79,060
Thermon Group Holdings, Inc. (a)	5,348	111,452
Willbros Group, Inc. (a)	6,715	18,399

		3,085,795

Pipelines — 0.1%
SemGroup Corp. Class A	10,999	395,964

		10,281,483

Financial — 26.4%
Banks — 10.5%
1st Source Corp.	2,628	123,385
Access National Corp. (b)	1,293	38,816
ACNB Corp.	1,029	29,687
Allegiance Bancshares, Inc. (a)	1,822	67,778
American National Bankshares, Inc.	1,378	51,331
Ameris Bancorp	6,028	277,891
Ames National Corp.	1,399	42,809
Arrow Financial Corp.	1,893	64,173
Atlantic Capital Bancshares, Inc. (a)	2,949	55,884
BancFirst Corp.	1,308	117,589
The Bancorp, Inc. (a)	8,489	43,294
BancorpSouth, Inc.	14,363	434,481
Bank of Marin Bancorp	964	62,033
The Bank of NT Butterfield & Son Ltd.	2,095	66,851
Bank of the Ozarks, Inc.	14,729	766,055
Bankwell Financial Group, Inc.	971	33,393
Banner Corp.	4,982	277,198
Bar Harbor Bankshares	2,394	79,194
Blue Hills Bancorp, Inc.	4,048	72,257
BNC Bancorp	6,730	235,886
Boston Private Financial Holdings, Inc.	13,574	222,614
Bridge Bancorp, Inc.	3,050	106,750
Bryn Mawr Bank Corp.	2,705	106,847

	Number of Shares	Value
C&F Financial Corp.	485	$22,456
Camden National Corp.	2,563	112,875
Capital Bank Financial Corp. Class A	4,047	175,640
Capital City Bank Group, Inc.	1,898	40,598
Capstar Financial Holdings, Inc. (a) (b)	479	9,135
Cardinal Financial Corp.	5,198	155,628
Carolina Financial Corp.	1,971	59,130
Cascade Bancorp (a)	5,433	41,888
Cass Information Systems, Inc.	1,817	120,104
Cathay General Bancorp	12,310	463,841
CenterState Banks, Inc.	8,103	209,868
Central Pacific Financial Corp.	5,024	153,433
Central Valley Community Bancorp	1,535	31,468
Century Bancorp, Inc. Class A	505	30,717
Chemical Financial Corp.	10,936	559,376
Chemung Financial Corp.	490	19,355
Citizens & Northern Corp.	2,009	46,770
City Holding Co.	2,414	155,655
CNB Financial Corp.	2,362	56,428
CoBiz Financial, Inc.	6,027	101,254
Codorus Valley Bancorp, Inc.	1,397	36,196
Columbia Banking System, Inc.	9,633	375,591
Community Bank System, Inc. (b)	7,140	392,557
Community Trust Bancorp, Inc.	2,492	114,009
ConnectOne Bancorp, Inc.	5,002	121,298
County Bancorp, Inc.	770	22,376
CU Bancorp (a)	2,661	105,509
Customers Bancorp, Inc. (a)	4,532	142,894
CVB Financial Corp. (b)	16,761	370,250
Eagle Bancorp, Inc. (a)	5,077	303,097
Enterprise Bancorp, Inc.	1,550	53,878
Enterprise Financial Services Corp.	3,623	153,615
Equity Bancshares, Inc. Class A (a) (b)	1,111	35,296
F.N.B. Corp.	52,821	785,448
Farmers Capital Bank Corp.	1,258	50,823
Farmers National Banc Corp.	4,181	59,997
FB Financial Corp. (a) (b)	1,072	37,906
FCB Financial Holdings, Inc. Class A (a)	4,968	246,164
Fidelity Southern Corp.	3,402	76,137
Financial Institutions, Inc.	2,327	76,675
First BanCorp (a)	19,799	111,864
First Bancorp	3,207	93,933
First Bancorp, Inc.	1,743	47,497
First Busey Corp.	5,128	150,763
First Business Financial Services, Inc.	1,389	36,058
First Citizens BancShares, Inc. Class A	1,261	422,902
First Commonwealth Financial Corp.	14,574	193,251
First Community Bancshares, Inc.	2,630	65,671
First Community Financial Partners, Inc. (a)	2,334	29,759
First Connecticut Bancorp, Inc.	2,310	57,288
First Financial Bancorp	10,156	278,782

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Financial Bankshares, Inc. (b)	10,584	$424,418
First Financial Corp.	1,638	77,805
First Foundation, Inc. (a)	4,397	68,197
First Internet Bancorp	939	27,701
First Interstate BancSystem, Inc. Class A	3,276	129,893
First Merchants Corp.	6,759	265,764
First Mid-Illinois Bancshares, Inc.	1,261	42,672
First Midwest Bancorp, Inc.	14,814	350,796
First NBC Bank Holding Co. (a) (b)	2,353	9,412
First Northwest Bancorp (a)	1,662	25,761
The First of Long Island Corp.	3,615	97,786
Franklin Financial Network, Inc. (a)	1,934	74,942
Fulton Financial Corp.	28,529	509,243
German American Bancorp Inc.	2,366	112,006
Glacier Bancorp, Inc.	12,639	428,841
Great Southern Bancorp, Inc.	1,749	88,324
Great Western Bancorp, Inc.	9,786	415,024
Green Bancorp, Inc. (a)	3,531	62,852
Guaranty Bancorp	2,945	71,711
Hancock Holding Co.	13,936	634,785
Hanmi Financial Corp.	5,206	160,084
HarborOne Bancorp, Inc. (a) (b)	2,314	43,943
Heartland Financial USA, Inc.	3,866	193,107
Heritage Commerce Corp.	4,386	61,843
Heritage Financial Corp.	4,910	121,522
Heritage Oaks Bancorp	3,995	53,333
Hilltop Holdings, Inc.	12,455	342,139
Home BancShares, Inc.	20,077	543,484
Hope Bancorp, Inc.	21,307	408,455
Horizon Bancorp	3,220	84,428
IBERIABANK Corp.	8,401	664,519
Independent Bank Corp.	4,290	278,850
Independent Bank Corp.	3,384	70,049
Independent Bank Group, Inc.	1,851	119,019
International Bancshares Corp.	9,078	321,361
Kearny Financial Corp.	14,477	217,879
Lakeland Bancorp, Inc.	6,870	134,652
Lakeland Financial Corp.	3,988	171,963
LCNB Corp.	1,508	35,966
LegacyTexas Financial Group, Inc.	7,341	292,906
Live Oak Bancshares, Inc.	3,256	70,492
Macatawa Bank Corp.	4,217	41,664
MainSource Financial Group, Inc.	3,831	126,155
MB Financial, Inc.	12,588	539,018
MBT Financial Corp.	3,120	35,412
Mercantile Bank Corp.	2,586	88,958
Merchants Bancshares, Inc.	941	45,827
Middleburg Financial Corp. (b)	817	32,713
Midland States Bancorp, Inc.	573	19,705
MidWestOne Financial Group, Inc.	1,416	48,555
National Bank Holdings Corp. Class A	3,989	129,642
National Bankshares, Inc. (b)	1,176	44,159
National Commerce Corp. (a)	1,453	53,180

	Number of Shares	Value
NBT Bancorp, Inc.	7,027	$260,491
Nicolet Bankshares, Inc. (a)	1,275	60,358
Northrim BanCorp, Inc.	1,169	35,128
OFG Bancorp (b)	7,338	86,588
Old Line Bancshares, Inc.	1,445	41,154
Old National Bancorp	22,085	383,175
Old Second Bancorp, Inc.	4,935	55,519
Opus Bank	2,831	57,045
Orrstown Financial Services, Inc.	1,299	29,033
Pacific Continental Corp.	3,428	83,986
Pacific Mercantile Bancorp (a)	2,485	18,762
Paragon Commercial Corp. (a)	132	7,061
Park National Corp.	2,207	232,176
Park Sterling Corp.	8,390	103,281
Peapack Gladstone Financial Corp.	2,557	75,662
Penns Woods Bancorp, Inc.	730	31,719
People’s Utah Bancorp	2,187	57,846
Peoples Bancorp, Inc.	2,656	84,089
Peoples Financial Services Corp.	1,176	49,157
Pinnacle Financial Partners, Inc.	7,766	516,051
Preferred Bank	2,046	109,788
Premier Financial Bancorp, Inc.	1,608	33,816
PrivateBancorp, Inc.	13,044	774,422
Prosperity Bancshares, Inc.	11,107	774,269
Provident Bancorp, Inc. (a)	826	17,305
QCR Holdings, Inc.	1,950	82,582
Renasant Corp.	7,139	283,347
Republic Bancorp, Inc. Class A	1,634	56,193
Republic First Bancorp, Inc. (a)	8,496	70,517
S&T Bancorp, Inc.	5,716	197,774
Sandy Spring Bancorp, Inc.	3,905	160,066
Seacoast Banking Corp. of Florida (a)	5,284	126,710
ServisFirst Bancshares, Inc. (b)	7,643	278,052
Shore Bancshares, Inc.	2,213	36,979
Sierra Bancorp	1,968	53,982
Simmons First National Corp. Class A	4,868	268,470
South State Corp.	4,333	387,154
Southern First Bancshares, Inc. (a)	1,004	32,781
Southern National Bancorp of Virginia, Inc.	1,927	32,624
Southside Bancshares, Inc.	4,387	147,272
Southwest Bancorp, Inc.	2,992	78,241
State Bank Financial Corp.	5,795	151,365
Stock Yards Bancorp, Inc.	3,508	142,600
Stonegate Bank	1,990	93,709
Summit Financial Group, Inc. (b)	1,416	30,501
Sun Bancorp, Inc.	1,689	41,212
Texas Capital Bancshares, Inc. (a)	8,259	689,214
Tompkins Financial Corp.	2,407	193,884
Towne Bank	9,243	299,473
TriCo Bancshares	3,380	120,091
TriState Capital Holdings, Inc. (a)	3,599	84,037
Triumph Bancorp, Inc. (a)	2,570	66,306

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TrustCo Bank Corp NY	15,122	$118,708
Trustmark Corp.	11,198	355,984
UMB Financial Corp.	7,456	561,511
Umpqua Holdings Corp.	36,750	651,945
Union Bankshares Corp.	7,197	253,190
Union Bankshares, Inc. (b)	703	30,194
United Bankshares, Inc. (b)	11,580	489,255
United Community Banks, Inc.	11,623	321,841
Univest Corp. of Pennsylvania	4,123	106,786
Valley National Bancorp	41,158	485,664
Veritex Holdings, Inc. (a)	1,889	53,119
Walker & Dunlop, Inc. (a)	4,569	190,482
Washington Trust Bancorp, Inc.	2,471	121,820
WashingtonFirst Bankshares, Inc.	1,429	40,012
Webster Financial Corp.	15,246	762,910
WesBanco, Inc.	6,676	254,422
West Bancorporation, Inc.	2,594	59,532
Westamerica Bancorp.	4,093	228,512
Western New England Bancorp, Inc.	4,281	44,951
Wintrust Financial Corp. (b)	8,543	590,492
Xenith Bankshares, Inc. (a)	1,297	32,905

		34,439,466

Diversified Financial Services — 2.5%
Aircastle Ltd.	7,866	189,807
Altisource Portfolio Solutions SA (a) (b)	1,933	71,134
Arlington Asset Investment Corp. (b)	3,687	52,097
Associated Capital Group, Inc. Class A	778	28,125
BGC Partners, Inc. Class A	36,102	410,119
Blackhawk Network Holdings, Inc. (a)	9,119	370,231
California First National Bancorp (b)	439	7,112
Cohen & Steers, Inc.	3,463	138,416
Cowen Group, Inc. Class A (a) (b)	4,276	63,926
Diamond Hill Investment Group, Inc.	509	99,026
Ellie Mae, Inc. (a)	5,442	545,669
Encore Capital Group, Inc. (a) (b)	3,966	122,153
Enova International, Inc. (a)	4,404	65,399
Evercore Partners, Inc. Class A	6,475	504,403
FBR & Co.	1,041	18,790
Federal Agricultural Mortgage Corp. Class C	1,421	81,807
Financial Engines, Inc.	8,876	386,550
FNFV Group (a)	10,925	144,756
Gain Capital Holdings, Inc.	6,242	51,996
GAMCO Investors, Inc. Class A	658	19,470
Greenhill & Co., Inc. (b)	4,599	134,751
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,004	161,681
Hennessy Advisors, Inc.	702	11,801
Houlihan Lokey, Inc.	3,492	120,299

	Number of Shares	Value
Impac Mortgage Holdings, Inc. (a) (b)	1,545	$19,251
INTL. FCStone, Inc. (a)	2,479	94,103
Investment Technology Group, Inc.	5,511	111,598
Janus Capital Group, Inc.	23,982	316,562
KCG Holdings, Inc. Class A (a)	6,727	119,942
Ladder Capital Corp.	7,236	104,488
Ladenburg Thalmann Financial Services, Inc. (a)	16,908	41,932
LendingClub Corp. (a)	54,627	299,902
Manning & Napier, Inc. (b)	2,391	13,629
Marlin Business Services Corp.	1,432	36,874
Medley Management, Inc. Class A	1,104	9,163
Moelis & Co.Class A	3,911	150,574
Nationstar Mortgage Holdings, Inc. (a) (b)	5,439	85,719
Nelnet, Inc. Class A	3,326	145,878
NewStar Financial, Inc.	3,876	41,008
Ocwen Financial Corp. (a) (b)	16,683	91,256
OM Asset Management PLC	6,770	102,362
On Deck Capital, Inc. (a)	7,635	38,480
Oppenheimer Holdings, Inc. Class A	1,578	26,984
PennyMac Financial Services, Inc. Class A (a)	2,162	36,862
PHH Corp. (a)	8,802	112,049
Piper Jaffray Cos., Inc.	2,430	155,156
PJT Partners, Inc. Class A	2,991	104,954
PRA Group, Inc. (a)	7,654	253,730
Pzena Investment Management, Inc. Class A	2,603	25,614
Regional Management Corp. (a)	1,859	36,120
Silvercrest Asset Management Group, Inc. Class A	1,087	14,457
Stifel Financial Corp. (a)	10,651	534,574
Virtu Financial, Inc. Class A	4,229	71,893
Virtus Investment Partners, Inc.	869	92,027
Waddell & Reed Financial, Inc. Class A (b)	13,187	224,179
WageWorks, Inc. (a)	6,059	438,066
Walter Investment Management Corp. (a) (b)	3,539	3,822
Westwood Holdings Group, Inc.	1,300	69,433
WisdomTree Investments, Inc. (b)	19,269	174,963
World Acceptance Corp. (a) (b)	1,018	52,712

		8,049,834

Insurance — 2.9%
Ambac Financial Group, Inc. (a)	7,406	139,677
American Equity Investment Life Holding Co.	14,220	336,019
AMERISAFE, Inc.	3,159	205,019
Argo Group International Holdings Ltd.	4,777	323,881
Atlas Financial Holdings, Inc. (a)	1,827	24,939
Baldwin & Lyons, Inc. Class B	1,496	36,577

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Blue Capital Reinsurance Holdings Ltd.	938	$18,103
Citizens, Inc. (a) (b)	7,706	57,256
CNO Financial Group, Inc.	29,766	610,203
Crawford & Co. Class B	1,798	18,034
Donegal Group, Inc. Class A	1,262	22,236
eHealth, Inc. (a)	3,112	37,468
EMC Insurance Group, Inc.	1,415	39,705
Employers Holdings, Inc.	5,345	202,843
Enstar Group Ltd. (a)	1,887	360,983
Essent Group Ltd. (a)	12,390	448,146
FBL Financial Group, Inc. Class A	1,640	107,338
Federated National Holding Co.	2,000	34,860
Fidelity & Guaranty Life (b)	2,027	56,351
Genworth Financial, Inc. Class A (a)	83,643	344,609
Global Indemnity Ltd. (a)	1,432	55,118
Greenlight Capital Re Ltd. Class A (a)	4,915	108,621
Hallmark Financial Services, Inc. (a)	2,435	26,907
HCI Group, Inc. (b)	1,425	64,952
Heritage Insurance Holdings, Inc.	4,476	57,159
Horace Mann Educators Corp.	6,714	275,610
Independence Holding Co.	1,266	23,548
Infinity Property & Casualty Corp.	1,786	170,563
Investors Title Co.	252	39,854
James River Group Holdings Ltd.	2,416	103,550
Kemper Corp.	6,579	262,502
Kinsale Capital Group, Inc.	1,159	37,134
Maiden Holdings Ltd.	11,538	161,532
MBIA, Inc. (a)	21,894	185,442
MGIC Investment Corp. (a)	56,661	573,976
National General Holdings Corp.	8,032	190,840
National Western Life Group, Inc. Class A	378	114,972
The Navigators Group, Inc.	3,744	203,299
NMI Holdings, Inc. Class A (a)	8,182	93,275
OneBeacon Insurance Group Ltd. Class A	3,252	52,032
Primerica, Inc.	7,800	641,160
Radian Group, Inc.	35,753	642,124
RLI Corp.	6,311	378,786
Safety Insurance Group, Inc.	2,374	166,417
Selective Insurance Group, Inc.	9,420	444,153
State Auto Financial Corp.	2,596	71,260
State National Cos., Inc.	5,092	73,325
Stewart Information Services Corp.	3,759	166,073
Third Point Reinsurance Ltd. (a)	10,955	132,555
Trupanion, Inc. (a) (b)	2,286	32,507
United Fire Group, Inc.	3,579	153,074
United Insurance Holdings Corp. (b)	2,718	43,352
Universal Insurance Holdings, Inc. (b)	5,423	132,863
WMIH Corp. (a) (b)	34,287	49,716

		9,352,498

	Number of Shares	Value
Investment Companies — 0.0%
Acacia Research Corp. (a)	8,488	$48,806
Real Industry, Inc. (a)	3,933	11,209
Tiptree, Inc.	3,478	25,389

		85,404

Private Equity — 0.1%
Fifth Street Asset Management, Inc. (b)	890	4,094
Kennedy-Wilson Holdings, Inc.	13,710	304,362
Safeguard Scientifics, Inc. (a)	3,472	44,094

		352,550

Real Estate — 0.4%
Alexander & Baldwin, Inc.	7,743	344,718
Community Healthcare Trust, Inc.	2,146	51,289
Consolidated-Tomoka Land Co.	633	33,891
Farmland Partners, Inc. (b)	4,240	47,361
Forestar Group, Inc. (a)	6,981	95,291
FRP Holdings, Inc. (a)	1,047	41,880
Griffin Industrial Realty, Inc.	133	4,116
HFF, Inc. Class A	5,956	164,803
Marcus & Millichap, Inc. (a)	2,457	60,393
RE/MAX Holdings, Inc. Class A	2,945	175,080
The RMR Group, Inc. Class A	1,150	56,925
The St. Joe Co. (a)	8,308	141,651
Stratus Properties, Inc. (b)	1,084	29,702
Trinity Place Holdings, Inc. (a)	3,647	26,660

		1,273,760

Real Estate Investment Trusts (REITS) — 8.0%
Acadia Realty Trust	13,287	399,407
AG Mortgage Investment Trust, Inc.	4,550	82,128
Agree Realty Corp.	4,212	202,008
Alexander’s, Inc.	353	152,447
Altisource Residential Corp.	8,709	132,812
American Assets Trust, Inc.	6,484	271,291
Anworth Mortgage Asset Corp.	15,549	86,297
Apollo Commercial Real Estate Finance, Inc.	13,557	255,007
Ares Commercial Real Estate Corp.	4,560	61,013
Armada Hoffler Properties, Inc. (b)	5,810	80,701
ARMOUR Residential REIT, Inc. (b)	6,128	139,167
Ashford Hospitality Prime, Inc.	4,764	50,546
Ashford Hospitality Trust, Inc.	12,715	80,995
Bluerock Residential Growth REIT, Inc.	3,655	44,993
Capstead Mortgage Corp.	16,041	169,072
CareTrust REIT, Inc.	10,566	177,720
Catchmark Timber Trust, Inc. Class A	6,365	73,325
CBL & Associates Properties, Inc. (b)	28,056	267,654
Cedar Realty Trust, Inc.	13,395	67,243
Chatham Lodging Trust	6,229	123,023
Chesapeake Lodging Trust	9,873	236,557

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
City Office REIT, Inc.	4,316	$52,439
Clipper Realty, Inc. (a)	958	12,282
Colony Starwood Homes	12,034	408,554
CorEnergy Infrastructure Trust, Inc.	1,988	67,155
CoreSite Realty Corp.	5,561	500,768
Cousins Properties, Inc.	60,023	496,390
CYS Investments, Inc.	25,376	201,739
DiamondRock Hospitality Co.	33,335	371,685
DuPont Fabros Technology, Inc.	12,387	614,271
Dynex Capital, Inc.	7,535	53,423
Easterly Government Properties, Inc.	5,442	107,697
EastGroup Properties, Inc.	5,232	384,709
Education Realty Trust, Inc.	12,212	498,860
FelCor Lodging Trust, Inc.	22,619	169,869
First Industrial Realty Trust, Inc.	19,270	513,160
First Potomac Realty Trust	9,779	100,528
Four Corners Property Trust, Inc.	10,022	228,802
Franklin Street Properties Corp.	17,473	212,122
The Geo Group, Inc.	13,498	625,902
Getty Realty Corp.	4,385	110,809
Gladstone Commercial Corp.	4,077	84,272
Global Medical REIT, Inc. (b)	2,755	25,015
Global Net Lease, Inc. (b)	11,121	267,794
Government Properties Income Trust (b)	11,626	243,332
Gramercy Property Trust	23,399	615,394
Great Ajax Corp.	2,285	29,819
Healthcare Realty Trust, Inc.	18,959	616,167
Hersha Hospitality Trust	6,524	122,586
Hudson Pacific Properties, Inc.	20,321	703,919
Independence Realty Trust, Inc.	9,610	90,046
InfraREIT, Inc. (a)	6,620	119,160
Invesco Mortgage Capital, Inc.	18,731	288,832
Investors Real Estate Trust	20,152	119,501
iStar, Inc. (a)	11,417	134,721
Kite Realty Group Trust	13,771	296,076
LaSalle Hotel Properties	17,718	512,936
Lexington Realty Trust	38,189	381,126
LTC Properties, Inc.	6,251	299,423
Mack-Cali Realty Corp.	14,834	399,628
MedEquities Realty Trust, Inc.	3,303	37,027
Medical Properties Trust, Inc.	48,926	630,656
Monmouth Real Estate Investment Corp.	10,970	156,542
Monogram Residential Trust, Inc.	27,991	279,070
MTGE Investment Corp.	7,654	128,204
National Health Investors, Inc.	6,189	449,507
National Storage Affiliates Trust	6,952	166,153
New Residential Investment Corp.	49,511	840,697
New Senior Investment Group, Inc.	12,698	129,520
New York Mortgage Trust, Inc. (b)	18,277	112,769
NexPoint Residential Trust, Inc.	3,002	72,528
NorthStar Realty Europe Corp.	9,150	106,049
One Liberty Properties, Inc.	2,245	52,443
Orchid Island Capital, Inc. (b)	5,006	50,010

	Number of Shares	Value
Owens Realty Mortgage, Inc.	1,710	$30,438
Parkway, Inc.	7,030	139,827
Pebblebrook Hotel Trust (b)	11,873	346,810
Pennsylvania Real Estate Investment Trust	11,459	173,489
PennyMac Mortgage Investment Trust	11,410	202,527
Physicians Realty Trust	25,687	510,401
Potlatch Corp.	6,738	307,927
Preferred Apartment Communities, Inc. Class A	4,408	58,230
PS Business Parks, Inc.	3,267	374,921
QTS Realty Trust, Inc. Class A	7,775	379,031
RAIT Financial Trust	15,763	50,442
Ramco-Gershenson Properties Trust	13,138	184,195
Redwood Trust, Inc.	12,749	211,761
Resource Capital Corp.	5,122	50,042
Retail Opportunity Investments Corp.	17,844	375,259
Rexford Industrial Realty, Inc.	10,878	244,973
RLJ Lodging Trust	20,250	476,077
Ryman Hospitality Properties, Inc.	7,213	445,980
Sabra Health Care REIT, Inc.	10,712	299,186
Saul Centers, Inc.	1,614	99,455
Select Income REIT	10,539	271,801
Seritage Growth Properties Class A (b)	4,103	177,044
Silver Bay Realty Trust Corp.	5,560	119,373
STAG Industrial, Inc.	13,708	342,974
Summit Hotel Properties, Inc.	15,412	246,284
Sunstone Hotel Investors, Inc.	36,093	553,306
Terreno Realty Corp.	7,477	209,356
Tier REIT, Inc.	7,916	137,422
UMH Properties, Inc.	4,206	63,973
Universal Health Realty Income Trust	2,068	133,386
Urban Edge Properties	14,908	392,080
Urstadt Biddle Properties, Inc. Class A	4,893	100,600
Washington Prime Group, Inc.	30,898	268,504
Washington Real Estate Investment Trust	12,178	380,928
Western Asset Mortgage Capital Corp.	6,913	67,540
Whitestone REIT	4,606	63,747
Xenia Hotels & Resorts, Inc.	17,186	293,365

		26,228,146

Savings & Loans — 2.0%
Astoria Financial Corp.	15,292	313,639
Banc of California, Inc. (b)	8,102	167,711
Bank Mutual Corp.	6,871	64,587
BankFinancial Corp.	2,591	37,621
Bear State Financial, Inc.	3,115	29,281
Beneficial Bancorp, Inc.	11,640	186,240

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Berkshire Hills Bancorp, Inc.	5,568	$200,726
BofI Holding, Inc. (a) (b)	9,951	260,020
Brookline Bancorp, Inc.	11,413	178,613
BSB Bancorp, Inc. (a)	1,374	38,816
Capitol Federal Financial, Inc.	21,165	309,644
Charter Financial Corp.	2,332	45,870
Clifton Bancorp, Inc.	3,676	59,514
Dime Community Bancshares, Inc.	5,235	106,271
ESSA Bancorp, Inc.	1,411	20,572
EverBank Financial Corp.	17,122	333,537
First Defiance Financial Corp.	1,453	71,938
First Financial Northwest, Inc.	1,353	23,908
Flagstar Bancorp, Inc. (a)	3,533	99,595
Flushing Financial Corp.	4,619	124,113
Greene County Bancorp, Inc. (b)	571	13,333
Hingham Institution for Savings	229	40,499
Home Bancorp Inc.	997	33,649
HomeStreet, Inc. (a)	4,278	119,570
HomeTrust Bancshares, Inc. (a)	2,702	63,497
Investors Bancorp, Inc.	49,488	711,637
Meridian Bancorp, Inc.	7,980	146,034
Meta Financial Group, Inc.	1,364	120,714
MutualFirst Financial, Inc.	942	29,720
Northfield Bancorp, Inc.	6,972	125,635
Northwest Bancshares, Inc.	15,890	267,588
OceanFirst Financial Corp.	4,257	119,941
Oritani Financial Corp.	6,407	108,919
Pacific Premier Bancorp, Inc. (a)	4,510	173,861
Provident Financial Holdings, Inc.	983	18,333
Provident Financial Services, Inc.	10,113	261,421
SI Financial Group, Inc.	1,934	27,173
Southern Missouri Bancorp, Inc.	998	35,449
Sterling Bancorp	21,049	498,861
Territorial Bancorp, Inc.	1,241	38,682
United Community Financial Corp.	7,553	62,992
United Financial Bancorp, Inc.	8,318	141,489
Washington Federal, Inc.	15,069	498,784
Waterstone Financial, Inc.	4,203	76,705
WSFS Financial Corp.	4,772	219,273

		6,625,975

		86,407,633

Government — 0.0%
Multi-National — 0.0%
Banco Latinoamericano de Comercio Exterior SA	5,034	139,643

Industrial — 13.6%
Aerospace & Defense — 1.2%
AAR Corp.	5,429	182,577
Aerojet Rocketdyne Holdings, Inc. (a)	9,792	212,486
Aerovironment, Inc. (a) (b)	3,454	96,816
Astronics Corp. (a)	3,227	102,393

	Number of Shares	Value
Cubic Corp.	4,208	$222,182
Curtiss-Wright Corp.	7,355	671,217
Ducommun, Inc. (a)	1,766	50,843
Esterline Technologies Corp. (a)	4,910	422,506
Kaman Corp. (b)	4,478	215,526
KLX, Inc. (a)	8,774	392,198
Kratos Defense & Security Solutions, Inc. (a)	11,148	86,731
Moog, Inc. Class A (a)	5,303	357,157
National Presto Industries, Inc.	803	82,067
Teledyne Technologies, Inc. (a)	5,679	718,166
Triumph Group, Inc. (b)	8,246	212,335

		4,025,200

Building Materials — 1.6%
AAON, Inc.	6,718	237,481
Apogee Enterprises, Inc.	4,713	280,942
Armstrong Flooring, Inc. (a)	3,836	70,659
Boise Cascade Co. (a)	6,479	172,989
Builders FirstSource, Inc. (a)	13,823	205,963
Caesarstone Ltd. (a) (b)	3,959	143,514
Continental Building Products, Inc. (a)	5,835	142,957
Forterra, Inc. (a) (b)	3,182	62,049
Gibraltar Industries, Inc. (a)	5,265	216,918
Griffon Corp.	5,022	123,792
Headwaters, Inc. (a)	12,083	283,709
JELD-WEN Holding, Inc. (a)	4,202	138,036
Louisiana-Pacific Corp. (a)	23,951	594,464
LSI Industries, Inc.	3,762	37,959
Masonite International Corp. (a)	5,040	399,420
NCI Building Systems, Inc. (a)	4,557	78,153
Patrick Industries, Inc. (a)	2,643	187,389
PGT Innovations, Inc. (a)	7,758	83,398
Ply Gem Holdings, Inc. (a)	3,743	73,737
Quanex Building Products Corp.	5,712	115,668
Simpson Manufacturing Co., Inc.	6,901	297,364
Summit Materials, Inc. Class A (a)	17,782	439,393
Trex Co., Inc. (a)	4,896	339,733
Universal Forest Products, Inc.	3,293	324,492
US Concrete, Inc. (a) (b)	2,374	153,242

		5,203,421

Electrical Components & Equipment — 1.2%
Advanced Energy Industries, Inc. (a)	6,543	448,588
American Superconductor Corp. (a) (b)	1,810	12,417
Belden, Inc.	6,962	481,701
Encore Wire Corp.	3,352	154,192
Energous Corp. (a) (b)	2,347	36,613
EnerSys	7,232	570,894
Generac Holdings, Inc. (a)	10,236	381,598
General Cable Corp. (b)	8,039	144,300
Graham Corp.	1,614	37,122
Insteel Industries, Inc.	2,932	105,962

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Littelfuse, Inc.	3,675	$587,669
Novanta, Inc. (a)	5,263	139,733
Powell Industries, Inc.	1,484	51,109
SPX Corp. (a)	6,837	165,797
Universal Display Corp.	6,889	593,143
Vicor Corp. (a)	2,869	46,191

		3,957,029

Electronics — 2.5%
Allied Motion Technologies, Inc.	1,099	22,090
Applied Optoelectronics, Inc. (a) (b)	2,996	168,225
AVX Corp.	7,728	126,585
Badger Meter, Inc.	4,654	171,034
Bel Fuse, Inc. Class B	1,459	37,277
Benchmark Electronics, Inc. (a)	8,218	261,332
Brady Corp. Class A	7,589	293,315
Coherent, Inc. (a)	4,019	826,467
Control4 Corp. (a)	3,379	53,354
CTS Corp.	5,221	111,207
Electro Scientific Industries, Inc. (a)	4,747	33,087
ESCO Technologies, Inc.	4,217	245,008
FARO Technologies, Inc. (a)	2,796	99,957
Fluidigm Corp. (a) (b)	4,659	26,510
GoPro, Inc. Class A (a) (b)	16,793	146,099
II-VI, Inc. (a)	9,883	356,282
Itron, Inc. (a)	5,554	337,128
Kimball Electronics, Inc. (a)	4,580	77,631
Knowles Corp. (a) (b)	14,656	277,731
Mesa Laboratories, Inc.	507	62,209
Methode Electronics, Inc.	6,047	275,743
NVE Corp.	809	66,977
OSI Systems, Inc. (a)	2,925	213,496
Park Electrochemical Corp.	3,245	57,956
Plexus Corp. (a)	5,522	319,172
Rogers Corp. (a)	2,991	256,837
Sanmina Corp. (a)	12,193	495,036
Sparton Corp. (a)	1,625	34,109
Stoneridge, Inc. (a)	4,418	80,143
SYNNEX Corp.	4,853	543,245
Tech Data Corp. (a)	5,811	545,653
TTM Technologies, Inc. (a)	12,034	194,108
Vishay Intertechnology, Inc. (b)	22,649	372,576
Vishay Precision Group, Inc. (a)	1,926	30,431
Watts Water Technologies, Inc. Class A	4,625	288,369
Woodward, Inc.	8,796	597,424
ZAGG, Inc. (a)	4,314	31,061

		8,134,864

Engineering & Construction — 1.1%
Aegion Corp. (a)	5,796	132,786
Argan, Inc.	2,219	146,787
Comfort Systems USA, Inc.	6,195	227,047
Dycom Industries, Inc. (a) (b)	5,073	471,535

	Number of Shares	Value
EMCOR Group, Inc.	10,063	$633,466
Exponent, Inc.	4,240	252,492
Granite Construction, Inc.	6,565	329,497
Hill International, Inc. (a)	5,701	23,659
IES Holdings, Inc. (a)	1,385	25,068
Layne Christensen Co. (a)	3,186	28,164
MasTec, Inc. (a)	10,991	440,190
Mistras Group, Inc. (a)	2,877	61,510
MYR Group, Inc. (a)	2,528	103,648
NV5 Global, Inc. (a)	1,173	44,105
Orion Group Holdings, Inc. (a)	4,263	31,845
Primoris Services Corp.	6,685	155,226
TopBuild Corp. (a)	6,384	300,048
Tutor Perini Corp. (a)	6,212	197,542
VSE Corp.	1,465	59,772

		3,664,387

Environmental Controls — 0.4%
Advanced Disposal Services, Inc. (a)	3,742	84,569
Aqua Metals, Inc. (a) (b)	2,089	40,819
AquaVenture Holdings Ltd. (a)	1,153	19,682
Casella Waste Systems, Inc. Class A (a)	6,314	89,090
CECO Environmental Corp.	4,954	52,066
Energy Recovery, Inc. (a)	5,818	48,406
Heritage-Crystal Clean, Inc. (a)	1,996	27,345
MSA Safety, Inc.	5,153	364,266
Tetra Tech, Inc.	9,596	391,997
TRC Cos., Inc. (a)	3,195	55,753
US Ecology, Inc.	3,624	169,784

		1,343,777

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	7,648	329,246
Hardinge, Inc.	1,899	21,345
Kennametal, Inc.	13,116	514,541
Milacron Holdings Corp. (a)	2,477	46,097

		911,229

Machinery – Diversified — 0.0%
NN, Inc.	4,299	108,335

Machinery – Construction & Mining — 0.3%
Astec Industries, Inc.	3,217	197,829
Babcock & Wilcox Enterprises, Inc. (a)	7,782	72,684
Hyster-Yale Materials Handling, Inc.	1,592	89,773
Joy Global, Inc.	16,386	462,905

		823,191

Machinery – Diversified — 0.7%
Alamo Group, Inc.	1,569	119,542
Albany International Corp. Class A	4,758	219,106
Altra Industrial Motion Corp.	4,156	161,876
Applied Industrial Technologies, Inc.	6,031	373,017

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Briggs & Stratton Corp.	7,062	$158,542
Chart Industries, Inc. (a)	5,129	179,207
Columbus McKinnon Corp.	3,216	79,821
DXP Enterprises, Inc. (a)	2,608	98,765
Gencor Industries, Inc. (a)	1,200	17,940
The Gorman-Rupp Co.	2,862	89,867
Hurco Cos., Inc.	1,082	33,650
Ichor Holdings Ltd. (a)	1,136	22,527
Kadant, Inc.	1,792	106,355
Lindsay Corp. (b)	1,761	155,179
The Manitowoc Co., Inc. (a)	21,118	120,373
Power Solutions International, Inc. (a) (b)	908	9,162
SPX FLOW, Inc. (a)	5,914	205,275
Tennant Co.	2,926	212,574

		2,362,778

Metal Fabricate & Hardware — 0.8%
Advanced Drainage Systems, Inc.	5,771	126,385
Ampco-Pittsburgh Corp.	1,322	18,574
Atkore International Group, Inc. (a)	2,076	54,557
CIRCOR International, Inc.	2,738	162,747
Global Brass & Copper Holdings, Inc.	3,520	121,088
Haynes International, Inc.	2,017	76,888
Lawson Products, Inc. (a)	1,005	22,562
Mueller Industries, Inc.	9,417	322,344
Mueller Water Products, Inc. Class A	25,887	305,984
Olympic Steel, Inc.	1,441	26,745
Omega Flex, Inc.	473	22,605
Park-Ohio Holdings Corp.	1,446	51,984
RBC Bearings, Inc. (a)	3,766	365,641
Rexnord Corp. (a)	13,765	317,696
Sun Hydraulics Corp.	3,864	139,529
TimkenSteel Corp. (a)	6,581	124,447
TriMas Corp. (a)	7,414	153,841
Worthington Industries, Inc.	7,479	337,228

		2,750,845

Miscellaneous – Manufacturing — 1.4%
Actuant Corp. Class A	9,747	256,833
American Outdoor Brands Corp. (a) (b)	9,193	182,113
American Railcar Industries, Inc. (b)	1,310	53,841
Axon Enterprise, Inc. (a)	8,672	197,635
AZZ, Inc.	4,300	255,850
Barnes Group, Inc.	8,341	428,227
Chase Corp.	1,185	113,049
EnPro Industries, Inc.	3,582	254,895
Fabrinet (a)	5,791	243,396
Federal Signal Corp.	9,870	136,305
FreightCar America, Inc.	1,912	23,957
GP Strategies Corp. (a)	2,153	54,471
Handy & Harman Ltd. (a)	563	15,314
Harsco Corp. (a)	13,229	168,670

	Number of Shares	Value
Hillenbrand, Inc.	9,801	$351,366
John Bean Technologies Corp.	5,210	458,219
LSB Industries, Inc. (a) (b)	3,569	33,477
Lydall, Inc. (a)	2,733	146,489
Myers Industries, Inc.	3,682	58,360
NL Industries, Inc. (a)	1,398	9,017
Proto Labs, Inc. (a) (b)	4,121	210,583
Raven Industries, Inc.	6,018	174,823
Standex International Corp.	2,124	212,719
Sturm, Ruger & Co., Inc. (b)	3,050	163,327
Tredegar Corp.	4,114	72,201
Trinseo SA	4,513	302,822

		4,577,959

Packaging & Containers — 0.3%
Greif, Inc.	964	62,949
Greif, Inc. Class A	4,246	233,912
KapStone Paper and Packaging Corp.	14,339	331,231
Multi Packaging Solutions International Ltd. (a)	3,552	63,759
Multi-Color Corp.	2,251	159,821
UFP Technologies, Inc. (a)	1,119	28,982

		880,654

Transportation — 1.6%
Air Transport Services Group, Inc. (a)	8,056	129,299
ArcBest Corp.	4,104	106,704
Ardmore Shipping Corp. (b)	4,870	39,203
Atlas Air Worldwide Holdings, Inc. (a)	4,092	226,901
Celadon Group, Inc.	4,712	30,864
Costamare, Inc.	4,957	33,014
Covenant Transportation Group, Inc. Class A (a)	1,977	37,168
DHT Holdings, Inc.	15,409	68,878
Dorian LPG Ltd. (a) (b)	4,129	43,478
Echo Global Logistics, Inc. (a)	4,801	102,501
Forward Air Corp.	4,948	235,376
Frontline Ltd.	11,663	78,609
GasLog Ltd.	6,853	105,194
Gener8 Maritime, Inc. (a) (b)	6,594	37,388
Golar LNG Ltd.	15,955	445,623
Heartland Express, Inc. (b)	7,600	152,380
Hornbeck Offshore Services, Inc. (a) (b)	5,149	22,810
Hub Group, Inc. Class A (a)	5,570	258,448
International Seaways, Inc. (a)	2,561	48,966
Knight Transportation, Inc.	11,096	347,860
Marten Transport Ltd.	3,886	91,127
Matson, Inc.	7,181	228,069
Navios Maritime Acquisition Corp.	12,853	22,107
Nordic American Tankers Ltd. (b)	16,407	134,209
Overseas Shipholding Group, Inc. Class A	5,983	23,094
PAM Transportation Services, Inc. (a)	400	6,516

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Radiant Logistics, Inc. (a)	5,966	$29,830
Roadrunner Transportation Systems, Inc. (a)	4,853	33,340
Saia, Inc. (a)	4,220	186,946
Scorpio Bulkers, Inc. (a) (b)	9,319	85,735
Scorpio Tankers, Inc.	27,199	120,764
Ship Finance International Ltd. (b)	9,980	146,706
Swift Transportation Co. (a) (b)	12,402	254,737
Teekay Corp. (b)	8,148	74,554
Teekay Tankers Ltd. Class A	20,068	41,139
Tidewater, Inc. (a) (b)	7,113	8,180
Universal Logistics Holdings, Inc.	1,368	19,631
USA Truck, Inc. (a)	1,273	9,357
Werner Enterprises, Inc.	7,401	193,906
XPO Logistics, Inc. (a)	16,262	778,787
YRC Worldwide, Inc. (a)	5,411	59,575

		5,098,973

Trucking & Leasing — 0.2%
GATX Corp. (b)	6,800	414,528
The Greenbrier Cos., Inc. (b)	4,505	194,165
Willis Lease Finance Corp. (a)	585	13,075

		621,768

		44,464,410

Technology — 10.2%
Computers — 2.6%
3D Systems Corp. (a) (b)	17,827	266,692
Agilysys, Inc. (a)	2,615	24,712
ALJ Regional Holdings, Inc. (a)	2,923	10,874
Barracuda Networks, Inc. (a)	3,589	82,942
CACI International, Inc. Class A (a)	4,041	474,009
Carbonite, Inc. (a)	2,985	60,596
Cogint, Inc. (a) (b)	2,486	11,560
Convergys Corp.	14,790	312,809
Cray, Inc. (a)	6,689	146,489
Diebold Nixdorf, Inc. (b)	11,369	349,028
Digimarc Corp. (a) (b)	1,658	44,766
DMC Global, Inc.	2,353	29,177
Electronics For Imaging, Inc. (a)	7,811	381,411
Engility Holdings, Inc. (a)	3,039	87,949
EPAM Systems, Inc. (a)	8,006	604,613
Exlservice Holdings, Inc. (a)	5,406	256,028
The ExOne Co. (a) (b)	1,642	16,732
Globant SA (a) (b)	4,266	155,282
Immersion Corp. (a) (b)	4,594	39,784
Insight Enterprises, Inc. (a)	6,091	250,279
The KeyW Holding Corp. (a) (b)	7,178	67,760
Lumentum Holdings, Inc. (a)	8,390	447,607
MAXIMUS, Inc.	10,659	662,990
Maxwell Technologies, Inc. (a)	5,446	31,641
Mercury Systems, Inc. (a)	7,746	302,481
Mitek Systems, Inc. (a)	4,704	31,282
MTS Systems Corp.	2,777	152,874

	Number of Shares	Value
NCI, Inc. Class A (a)	929	$13,981
NetScout Systems, Inc. (a)	14,877	564,582
NeuStar, Inc. Class A (a)	8,993	298,118
Nimble Storage, Inc. (a)	10,608	132,600
Pure Storage, Inc. Class A (a)	11,334	111,413
Qualys, Inc. (a)	4,512	171,005
Radisys Corp. (a)	6,397	25,588
Science Applications International Corp.	7,021	522,362
SecureWorks Corp. Class A (a)	933	8,864
Silver Spring Networks, Inc. (a)	6,144	69,366
Stratasys Ltd. (a)	8,152	167,034
Super Micro Computer, Inc. (a)	6,344	160,820
Sykes Enterprises, Inc. (a)	6,430	189,042
Syntel, Inc.	5,442	91,589
TeleTech Holdings, Inc.	2,682	79,387
Unisys Corp. (a)	8,374	116,817
USA Technologies, Inc. (a)	6,346	26,971
Varonis Systems, Inc. (a)	1,810	57,558
Virtusa Corp. (a)	4,595	138,861
Vocera Communications, Inc. (a)	4,058	100,760

		8,349,085

Office & Business Equipment — 0.0%
Eastman Kodak Co. (a)	3,003	34,535

Semiconductors — 3.8%
Advanced Micro Devices, Inc. (a)	124,945	1,817,950
Alpha & Omega Semiconductor Ltd. (a)	3,183	54,716
Ambarella, Inc. (a) (b)	5,316	290,838
Amkor Technology, Inc. (a)	16,451	190,667
Axcelis Technologies, Inc. (a)	4,836	90,917
Brooks Automation, Inc.	11,272	252,493
Cabot Microelectronics Corp.	3,903	299,009
Cavium, Inc. (a)	10,707	767,264
CEVA, Inc. (a)	3,293	116,901
Cirrus Logic, Inc. (a)	10,406	631,540
Cohu, Inc.	4,354	80,375
Diodes, Inc. (a)	6,331	152,261
DSP Group, Inc. (a)	3,705	44,460
EMCORE Corp.	4,440	39,960
Entegris, Inc. (a)	23,468	549,151
Exar Corp. (a)	6,742	87,713
FormFactor, Inc. (a)	11,404	135,137
GigPeak, Inc. (a)	10,335	31,832
Impinj, Inc. (a) (b)	1,005	30,421
Inphi Corp. (a) (b)	6,673	325,776
Integrated Device Technology, Inc. (a)	22,382	529,782
InvenSense, Inc. (a)	13,577	171,477
IXYS Corp.	4,194	61,023
Kopin Corp. (a)	10,563	43,308
Lattice Semiconductor Corp. (a)	19,925	137,881
MACOM Technology Solutions Holdings, Inc. (a)	5,240	253,092

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MaxLinear, Inc. Class A (a)	9,265	$259,883
Microsemi Corp. (a)	18,916	974,741
MKS Instruments, Inc.	8,828	606,925
Monolithic Power Systems, Inc.	6,457	594,690
Nanometrics, Inc. (a)	3,972	120,987
Photronics, Inc. (a)	10,871	116,320
Power Integrations, Inc.	4,551	299,228
Rambus, Inc. (a)	18,041	237,059
Rudolph Technologies, Inc. (a)	5,014	112,314
Semtech Corp. (a)	10,729	362,640
Sigma Designs, Inc. (a)	5,653	35,331
Silicon Laboratories, Inc. (a)	6,851	503,891
Synaptics, Inc. (a)	5,829	288,594
Ultra Clean Holdings, Inc. (a)	5,341	90,103
Ultratech, Inc. (a)	3,526	104,440
Veeco Instruments, Inc. (a)	6,658	198,741
Xcerra Corp. (a)	8,840	78,588
Xperi Corp.	8,184	277,847

		12,448,266

Software — 3.8%
2U, Inc. (a) (b)	6,117	242,600
ACI Worldwide, Inc. (a)	19,162	409,875
Actua Corp. (a)	5,858	82,305
Acxiom Corp. (a)	12,875	366,551
Amber Road, Inc. (a)	2,725	21,037
American Software, Inc. Class A	4,048	41,613
Appfolio, Inc. Class A (a)	1,301	35,387
Apptio, Inc. Class A (a) (b)	1,113	13,056
Aspen Technology, Inc. (a)	12,945	762,719
Avid Technology, Inc. (a) (b)	4,945	23,044
Bazaarvoice, Inc. (a)	13,486	57,990
Benefitfocus, Inc. (a)	2,154	60,204
Blackbaud, Inc.	7,836	600,786
Blackline, Inc. (a) (b)	1,595	47,467
Bottomline Technologies de, Inc. (a)	6,670	157,746
Box, Inc. Class A (a) (b)	8,099	132,095
Brightcove, Inc. (a)	5,120	45,568
BroadSoft, Inc. (a)	4,880	196,176
Callidus Software, Inc. (a)	10,116	215,977
Castlight Health, Inc. Class B (a)	7,222	26,360
CommVault Systems, Inc. (a)	6,426	326,441
Computer Programs & Systems, Inc. (b)	1,882	52,696
Cornerstone OnDemand, Inc. (a)	8,360	325,120
Cotiviti Holdings, Inc. (a)	2,112	87,923
Coupa Software, Inc. (a) (b)	1,373	34,874
CSG Systems International, Inc.	5,325	201,338
Digi International, Inc. (a)	4,387	52,205
Ebix, Inc. (b)	4,179	255,964
Envestnet, Inc. (a)	6,905	223,032
Everbridge, Inc. (a) (b)	1,391	28,557
Evolent Health, Inc. Class A (a) (b)	2,568	57,266
Exa Corp. (a)	2,341	29,731

	Number of Shares	Value
Fair Isaac Corp.	5,141	$662,932
Five9, Inc. (a)	5,375	88,473
Glu Mobile, Inc. (a) (b)	17,211	39,069
Guidance Software, Inc. (a)	4,086	24,107
Hortonworks, Inc. (a)	6,961	68,287
HubSpot, Inc. (a)	4,793	290,216
InnerWorkings, Inc. (a)	6,501	64,750
Instructure, Inc. (a) (b)	1,815	42,471
j2 Global, Inc.	7,818	656,008
Jive Software, Inc. (a)	9,656	41,521
LivePerson, Inc. (a)	8,712	59,677
Majesco (a)	1,107	5,712
ManTech International Corp. Class A	4,059	140,563
Medidata Solutions, Inc. (a)	9,128	526,594
MicroStrategy, Inc. Class A (a)	1,577	296,161
MINDBODY, Inc. Class A (a)	2,419	66,402
MobileIron, Inc. (a)	7,420	32,277
Model N, Inc. (a)	3,518	36,763
Monotype Imaging Holdings, Inc.	6,740	135,474
NantHealth, Inc. (a) (b)	992	4,920
New Relic, Inc. (a)	3,643	135,046
Omnicell, Inc. (a)	5,937	241,339
Park City Group, Inc. (a) (b)	2,220	27,417
Paycom Software, Inc. (a) (b)	7,306	420,168
PDF Solutions, Inc. (a)	4,536	102,604
pdvWireless, Inc. (a)	1,547	33,802
Pegasystems, Inc.	5,984	262,398
Planet Payment, Inc. (a)	7,453	29,663
Progress Software Corp.	8,310	241,406
PROS Holdings, Inc. (a)	4,240	102,566
QAD, Inc. Class A	1,634	45,507
Quality Systems, Inc. (a)	8,481	129,251
RealPage, Inc. (a)	8,964	312,844
Rosetta Stone, Inc. (a)	3,494	34,067
Sapiens International Corp. NV (b)	4,125	53,130
SPS Commerce, Inc. (a)	2,717	158,917
Synchronoss Technologies, Inc. (a)	6,862	167,433
Tabula Rasa HealthCare, Inc. (a)	798	10,757
Take-Two Interactive Software, Inc. (a)	16,189	959,522
Verint Systems, Inc. (a)	10,313	447,326
Workiva, Inc. (a) (b)	3,774	59,063
Xactly Corp. (a)	3,912	46,553

		12,516,859

		33,348,745

Utilities — 3.4%
Electric — 1.9%
ALLETE, Inc.	8,238	557,795
Ameresco, Inc. Class A (a)	3,436	22,506
Atlantic Power Corp. (a)	19,184	50,838
Atlantica Yield PLC	9,780	204,989
Avista Corp.	10,523	410,923
Black Hills Corp. (b)	8,571	569,714

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dynegy, Inc. (a)	19,213	$151,014
El Paso Electric Co.	6,692	337,946
EnerNOC, Inc. (a)	4,172	25,032
Genie Energy Ltd. Class B	1,996	14,451
IDACORP, Inc.	8,380	695,205
MGE Energy, Inc.	5,804	377,260
NorthWestern Corp.	8,084	474,531
NRG Yield, Inc. Class A	5,911	102,792
NRG Yield, Inc. Class C (b)	10,557	186,859
Ormat Technologies, Inc.	6,448	368,052
Otter Tail Corp.	6,341	240,324
PNM Resources, Inc.	13,275	491,175
Portland General Electric Co.	14,852	659,726
Spark Energy, Inc. Class A (b)	874	27,924
Unitil Corp.	2,336	105,190

		6,074,246

Gas — 1.2%
Chesapeake Utilities Corp.	2,585	178,882
Delta Natural Gas Co., Inc.	1,159	35,176
New Jersey Resources Corp.	14,253	564,419
Northwest Natural Gas Co.	4,545	268,609
ONE Gas, Inc.	8,655	585,078
South Jersey Industries, Inc.	13,255	472,541
Southwest Gas Holdings, Inc.	7,866	652,170
Spire, Inc.	7,434	501,795
WGL Holdings, Inc.	8,387	692,179

		3,950,849

Water — 0.3%
American States Water Co.	6,096	270,053
Artesian Resources Corp. Class A	1,306	42,523
California Water Service Group	7,996	286,657
Connecticut Water Service, Inc.	1,769	94,022
Consolidated Water Co. Ltd.	2,235	26,038
Global Water Resources, Inc.	1,281	11,145
Middlesex Water Co.	2,670	98,656
SJW Group	2,717	131,014
The York Water Co.	2,090	73,254

		1,033,362

		11,058,457

TOTAL COMMON STOCK (Cost $279,373,300)		316,229,397

TOTAL EQUITIES (Cost $279,373,300)		316,229,397

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Dyax Corp. (a) (c)	23,469	44,356

TOTAL RIGHTS (Cost $26,051)		44,356

	Principal Amount	Value
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Industrial — 0.0%
Metal Fabricate & Hardware — 0.0%
Mueller Industries, Inc. 6.000% 3/01/27	$45,000	$44,663

TOTAL CORPORATE DEBT (Cost $45,000)		44,663

TOTAL BONDS & NOTES (Cost $45,000)		44,663

	Number of Shares

MUTUAL FUNDS — 11.7%
Diversified Financial Services — 11.7%
State Street Navigator Securities Lending Prime Portfolio (d)	38,150,827	38,150,827

TOTAL MUTUAL FUNDS (Cost $38,150,827)		38,150,827

TOTAL LONG-TERM INVESTMENTS (Cost $317,595,178)		354,469,243

	Principal Amount
SHORT-TERM INVESTMENTS — 3.9%
Repurchase Agreement — 3.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (e)	$11,909,746	11,909,746

Time Deposit — 0.0%
Euro Time Deposit 0.090% 4/03/17	7,540	7,540

U.S. Treasury Bill — 0.3%
U.S. Treasury Bill (f) 0.000% 8/17/17	835,000	832,512

TOTAL SHORT-TERM INVESTMENTS (Cost $12,749,949)		12,749,798

TOTAL INVESTMENTS — 112.3% (Cost $330,345,127) (g)		367,219,041

Other Assets/(Liabilities) — (12.3)%		(40,144,602)

NET ASSETS — 100.0%		$327,074,439

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $37,054,235 or 11.33% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At March 31, 2017, these securities amounted to a value of $55,034 or 0.02% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $11,909,795. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $12,148,808.
(f)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 95.9%

COMMON STOCK — 95.7%
Basic Materials — 3.3%
Chemicals — 2.9%
Air Products & Chemicals, Inc.	239,000	$32,334,310
Ashland Global Holdings, Inc.	192,000	23,771,520
CF Industries Holdings, Inc.	113,397	3,328,202
FMC Corp.	110,088	7,661,024
RPM International, Inc.	478,000	26,304,340
The Sherwin-Williams Co.	25,229	7,825,783
Valvoline, Inc. (a)	454,000	11,145,700

		112,370,879

Mining — 0.4%
Franco-Nevada Corp.	270,000	17,687,700

		130,058,579

Communications — 2.7%
Internet — 1.9%
Cogent Communications Holdings, Inc.	135,164	5,818,810
Dropbox, Inc. (b) (c)	32,717	337,967
Expedia, Inc.	73,231	9,239,555
Match Group, Inc. (a) (c)	285,000	4,654,050
Snap, Inc. Class A (a) (c)	130,900	2,949,177
TripAdvisor, Inc. (a) (c)	183,000	7,898,280
VeriSign, Inc. (a) (c)	418,000	36,411,980
Zillow Group, Inc. Class A (c)	96,000	3,245,760
Zillow Group, Inc. Class C (c)	101,000	3,400,670

		73,956,249

Media — 0.3%
FactSet Research Systems, Inc.	72,000	11,873,520

Telecommunications — 0.5%
DigitalGlobe, Inc. (c)	540,000	17,685,000

		103,514,769

Consumer, Cyclical — 16.6%
Airlines — 0.3%
United Continental Holdings, Inc. (c)	170,929	12,074,424

Apparel — 0.4%
Carter’s, Inc.	167,000	14,996,600

Auto Manufacturers — 0.6%
Ferrari NV	171,061	12,720,096
Tesla, Inc. (a) (c)	40,000	11,132,000

		23,852,096

Auto Parts & Equipment — 0.3%
WABCO Holdings, Inc. (c)	91,000	10,685,220

Distribution & Wholesale — 0.7%
Beacon Roofing Supply, Inc. (c)	182,035	8,948,841
HD Supply Holdings, Inc. (c)	246,779	10,148,786

	Number of Shares	Value
LKQ Corp. (c)	291,322	$8,526,995

		27,624,622

Entertainment — 0.6%
IMAX Corp. (c)	150,621	5,121,114
Vail Resorts, Inc.	90,000	17,271,000

		22,392,114

Food Services — 0.9%
Aramark	960,694	35,420,788

Leisure Time — 2.2%
Brunswick Corp.	181,822	11,127,506
Norwegian Cruise Line Holdings Ltd. (c)	1,070,000	54,281,100
Royal Caribbean Cruises Ltd.	209,936	20,596,821

		86,005,427

Lodging — 1.9%
Marriott International, Inc. Class A	535,000	50,386,300
MGM Resorts International	923,805	25,312,257

		75,698,557

Retail — 8.7%
AutoZone, Inc. (c)	59,000	42,659,950
Burlington Stores, Inc. (c)	173,000	16,831,170
CarMax, Inc. (a) (c)	448,000	26,530,560
Casey’s General Stores, Inc. (a)	153,000	17,174,250
Coach, Inc.	1,191,000	49,224,030
Dick’s Sporting Goods, Inc.	242,000	11,775,720
Dollar General Corp.	794,293	55,386,051
Dollar Tree, Inc. (c)	80,190	6,291,707
L Brands, Inc.	271,000	12,764,100
The Michaels Cos., Inc. (c)	899,000	20,128,610
O’Reilly Automotive, Inc. (c)	160,935	43,426,701
PVH Corp.	109,000	11,278,230
Ross Stores, Inc.	282,482	18,607,089
Texas Roadhouse, Inc.	94,960	4,228,569

		336,306,737

		645,056,585

Consumer, Non-cyclical — 30.9%
Beverages — 0.2%
Brown-Forman Corp. Class B	87,568	4,043,890
Monster Beverage Corp. (c)	83,081	3,835,850

		7,879,740

Biotechnology — 3.4%
Alkermes PLC (c)	740,832	43,338,672
BioMarin Pharmaceutical, Inc. (c)	96,601	8,479,636
Illumina, Inc. (c)	163,137	27,837,698
Incyte Corp. (c)	261,498	34,954,437
The Medicines Co. (a) (c)	60,853	2,975,712
Vertex Pharmaceuticals, Inc. (c)	142,000	15,527,700

		133,113,855

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 11.0%
Bright Horizons Family Solutions, Inc. (c)	64,378	$4,666,761
Cintas Corp.	136,478	17,269,926
CoreLogic, Inc. (c)	586,072	23,864,852
Equifax, Inc.	497,585	68,039,773
Euronet Worldwide, Inc. (c)	184,640	15,790,413
FleetCor Technologies, Inc. (c)	202,000	30,588,860
Gartner, Inc. (c)	174,633	18,858,618
Global Payments, Inc.	682,713	55,081,285
IHS Markit Ltd. (c)	1,042,000	43,711,900
KAR Auction Services, Inc.	718,905	31,394,581
MacDonald Dettwiler & Associates Ltd.	120,000	6,339,061
Moody’s Corp.	48,908	5,479,652
PAREXEL International Corp. (c)	77,017	4,860,543
Sabre Corp.	721,000	15,277,990
TransUnion (c)	178,000	6,826,300
Vantiv, Inc. Class A (c)	707,691	45,377,147
Verisk Analytics, Inc. (c)	370,000	30,021,800
Wework Cos., Inc. Class A (b) (c)	47,262	2,448,644

		425,898,106

Foods — 1.9%
Blue Buffalo Pet Products, Inc. (a) (c)	473,696	10,895,008
Conagra Brands, Inc.	538,000	21,702,920
Sprouts Farmers Market, Inc. (a) (c)	838,000	19,374,560
TreeHouse Foods, Inc. (a) (c)	270,000	22,858,200

		74,830,688

Health Care – Products — 9.8%
Align Technology, Inc. (c)	71,448	8,195,800
Bruker Corp.	1,018,000	23,749,940
C.R. Bard, Inc.	60,471	15,029,462
The Cooper Cos., Inc.	316,120	63,189,227
DENTSPLY SIRONA, Inc.	507,000	31,657,080
Edwards Lifesciences Corp. (c)	68,295	6,424,511
Henry Schein, Inc. (c)	149,000	25,325,530
Hologic, Inc. (c)	1,225,000	52,123,750
IDEXX Laboratories, Inc. (c)	114,000	17,625,540
Intuitive Surgical, Inc. (c)	47,000	36,024,090
QIAGEN NV (c)	254,697	7,378,572
STERIS PLC	88,788	6,167,214
Teleflex, Inc.	366,394	70,981,510
West Pharmaceutical Services, Inc.	181,000	14,771,410

		378,643,636

Health Care – Services — 2.8%
Acadia Healthcare Co., Inc. (a) (c)	436,218	19,019,105
Envision Healthcare Corp. (c)	514,000	31,518,480
MEDNAX, Inc. (c)	613,000	42,529,940
Quintiles IMS Holdings, Inc. (c)	216,000	17,394,480

		110,462,005

	Number of Shares	Value
Pharmaceuticals — 1.8%
Alnylam Pharmaceuticals, Inc. (a) (c)	152,000	$7,790,000
Catalent, Inc. (c)	683,000	19,342,560
Dexcom, Inc. (c)	21,640	1,833,557
TESARO, Inc. (a) (c)	45,000	6,924,150
Zoetis, Inc.	632,292	33,745,424

		69,635,691

		1,200,463,721

Energy — 1.0%
Oil & Gas — 1.0%
ARC Resources Ltd. (a)	489,000	6,986,502
Carrizo Oil & Gas, Inc. (a) (c)	200,231	5,738,620
Centennial Resource Development, Inc. (b) (c)	124,621	2,151,091
Centennial Resource Development, Inc. Class A (a) (c)	267,000	4,867,410
Concho Resources, Inc. (c)	158,905	20,393,868

		40,137,491

Financial — 8.9%
Banks — 0.6%
Popular, Inc.	80,647	3,284,752
Signature Bank (c)	67,011	9,943,762
Webster Financial Corp.	220,010	11,009,301

		24,237,815

Diversified Financial Services — 4.8%
Alliance Data Systems Corp.	29,558	7,359,942
CBOE Holdings, Inc.	522,000	42,318,540
E*TRADE Financial Corp. (c)	159,004	5,547,650
FNF Group	1,309,000	50,972,460
Intercontinental Exchange, Inc.	118,000	7,064,660
Nasdaq, Inc.	160,976	11,179,783
Raymond James Financial, Inc.	188,057	14,341,227
SEI Investments Co.	94,064	4,744,588
SLM Corp. (c)	591,000	7,151,100
TD Ameritrade Holding Corp.	924,000	35,906,640

		186,586,590

Insurance — 3.1%
Aon PLC	113,225	13,438,675
The Progressive Corp.	923,000	36,163,140
Willis Towers Watson PLC	528,888	69,226,151

		118,827,966

Real Estate Investment Trusts (REITS) — 0.4%
SBA Communications Corp. (c)	125,044	15,051,546

		344,703,917

Industrial — 19.1%
Aerospace & Defense — 1.7%
Harris Corp.	357,000	39,723,390
Rockwell Collins, Inc.	280,000	27,204,800

		66,928,190

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 1.3%
Eagle Materials, Inc.	99,444	$9,659,990
Fortune Brands Home & Security, Inc.	29,816	1,814,304
Martin Marietta Materials, Inc.	134,991	29,461,786
Vulcan Materials Co.	73,992	8,914,556

		49,850,636

Electrical Components & Equipment — 0.5%
Acuity Brands, Inc.	46,000	9,384,000
Universal Display Corp.	130,100	11,201,610

		20,585,610

Electronics — 5.8%
Agilent Technologies, Inc.	833,000	44,040,710
Allegion PLC	453,000	34,292,100
Amphenol Corp. Class A	99,474	7,079,565
Flex Ltd. (c)	290,253	4,876,250
Fortive Corp.	448,000	26,978,560
Keysight Technologies, Inc. (c)	1,125,000	40,657,500
Mettler-Toledo International, Inc. (c)	28,000	13,409,480
Sensata Technologies Holding NV (c)	1,071,000	46,770,570
Woodward, Inc.	98,987	6,723,197

		224,827,932

Environmental Controls — 1.3%
Waste Connections, Inc.	575,867	50,802,987

Machinery – Diversified — 3.7%
Cognex Corp.	118,000	9,906,100
IDEX Corp.	500,000	46,755,000
The Middleby Corp. (c)	104,000	14,190,800
Roper Technologies, Inc.	238,000	49,144,620
Wabtec Corp. (a)	40,247	3,139,266
Xylem, Inc.	434,000	21,795,480

		144,931,266

Miscellaneous – Manufacturing — 2.2%
A.O. Smith Corp.	155,112	7,935,530
Colfax Corp. (c)	273,000	10,717,980
Textron, Inc.	1,368,000	65,103,120

		83,756,630

Packaging & Containers — 1.5%
Ardagh Group SA (c)	63,000	1,383,480
Ball Corp.	618,205	45,907,903
Berry Plastics Group, Inc. (c)	176,030	8,549,777

		55,841,160

Transportation — 1.1%
J.B. Hunt Transport Services, Inc.	181,547	16,655,122
Kansas City Southern	257,000	22,040,320
Old Dominion Freight Line, Inc.	59,000	5,048,630

		43,744,072

		741,268,483

	Number of Shares	Value
Technology — 13.2%
Computers — 0.9%
Computer Sciences Corp.	92,491	$6,382,804
Conduent, Inc. (c)	344,488	5,780,508
CSRA, Inc.	517,000	15,142,930
Fortinet, Inc. (c)	118,108	4,529,442
Genpact Ltd.	194,775	4,822,629

		36,658,313

Semiconductors — 3.7%
Integrated Device Technology, Inc. (c)	286,360	6,778,141
KLA-Tencor Corp.	180,000	17,112,600
Lam Research Corp.	105,365	13,524,652
Microchip Technology, Inc.	773,000	57,031,940
NXP Semiconductor NV (c)	209,000	21,631,500
Qorvo, Inc. (c)	177,271	12,153,700
Xilinx, Inc.	241,000	13,951,490

		142,184,023

Software — 8.6%
Activision Blizzard, Inc.	238,445	11,888,868
athenahealth, Inc. (a) (c)	59,000	6,648,710
Atlassian Corp. PLC Class A (c)	511,000	15,304,450
Black Knight Financial Services, Inc. Class A (a) (c)	56,000	2,144,800
Cadence Design Systems, Inc. (c)	458,881	14,408,863
CDK Global, Inc.	265,673	17,271,402
Electronic Arts, Inc. (c)	452,950	40,548,084
Fidelity National Information Services, Inc.	210,000	16,720,200
Fiserv, Inc. (c)	458,000	52,811,980
Guidewire Software, Inc. (c)	129,000	7,266,570
Jack Henry & Associates, Inc.	62,879	5,854,035
MSCI, Inc.	239,000	23,228,410
Red Hat, Inc. (c)	521,607	45,119,005
ServiceNow, Inc. (c)	57,000	4,985,790
Splunk, Inc. (c)	241,000	15,011,890
SS&C Technologies Holdings, Inc	468,000	16,567,200
Tableau Software, Inc. Class A (c)	220,000	10,901,000
Veeva Systems, Inc. Class A (c)	236,000	12,102,080
Workday, Inc. Class A (c)	181,000	15,073,680

		333,857,017

		512,699,353

TOTAL COMMON STOCK (Cost $2,975,519,882)		3,717,902,898

PREFERRED STOCK — 0.2%
Communications — 0.1%
Internet — 0.1%
Dropbox, Inc. Series A (b) (c)	40,629	419,698
Dropbox, Inc. Series A 1 (b) (c)	199,577	2,061,630

		2,481,328

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Wework, Inc. Series D 1 (b) (c)	83,736	$4,338,362
Wework, Inc. Series D 2 (b) (c)	65,792	3,408,684

		7,747,046

TOTAL PREFERRED STOCK (Cost $4,663,463)		10,228,374

TOTAL EQUITIES (Cost $2,980,183,345)		3,728,131,272

MUTUAL FUNDS — 6.1%
Diversified Financial Services — 6.1%
State Street Navigator Securities Lending Prime Portfolio (d)	186,011,336	186,011,336
T. Rowe Price Government Reserve Investment Fund	50,031,798	50,031,798

TOTAL MUTUAL FUNDS (Cost $236,043,134)		236,043,134

TOTAL LONG-TERM INVESTMENTS (Cost $3,216,226,479)		3,964,174,406

	Principal Amount
SHORT-TERM INVESTMENTS — 3.5%
Repurchase Agreement — 3.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (e)	$134,677,161	134,677,161

TOTAL SHORT-TERM INVESTMENTS (Cost $134,677,161)		134,677,161

TOTAL INVESTMENTS — 105.5% (Cost $3,350,903,640) (f)		4,098,851,567

Other Assets/(Liabilities) — (5.5)%		(213,065,954)

NET ASSETS — 100.0%		$3,885,785,613

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $181,693,031 or 4.68% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At March 31, 2017, these securities amounted to a value of $15,166,076 or 0.39% of net assets.
(c)	Non-income producing security.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $134,677,722. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.125%, maturity dates ranging from 8/31/21 – 9/30/21, and an aggregate market value, including accrued interest, of $137,373,658.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 97.6%
Basic Materials — 2.7%
Chemicals — 2.5%
Ferro Corp. (a)	73,700	$1,119,503
Ingevity Corp. (a)	47,799	2,908,569
Methanex Corp.	54,265	2,545,028
Minerals Technologies, Inc.	20,613	1,578,956
Platform Specialty Products Corp. (a)	200,189	2,606,461
PolyOne Corp.	52,411	1,786,691

		12,545,208

Iron & Steel — 0.0%
Cliffs Natural Resources, Inc. (a)	25,520	209,519

Mining — 0.2%
US Silica Holdings, Inc.	16,638	798,458

		13,553,185

Communications — 6.3%
Internet — 3.9%
Dropbox, Inc. (a) (b)	28,181	291,110
GoDaddy, Inc. Class A (a)	29,188	1,106,225
Just Eat PLC (a)	116,166	822,809
Mimecast Ltd. (a) (c)	43,367	970,987
Proofpoint, Inc. (a) (c)	44,558	3,313,333
Q2 Holdings, Inc. (a)	48,500	1,690,225
Shopify, Inc. Class A (a)	48,860	3,326,877
Stamps.com, Inc. (a) (c)	12,146	1,437,479
The Trade Desk, Inc. Class A (a)	16,658	620,511
Wix.com Ltd. (a)	51,120	3,471,048
Zendesk, Inc. (a)	72,250	2,025,890
Zillow Group, Inc. Class C (a)	27,792	935,757

		20,012,251

Media — 0.4%
The New York Times Co. Class A	124,306	1,790,006

Telecommunications — 2.0%
Arista Networks, Inc. (a)	15,147	2,003,493
Ciena Corp. (a)	85,395	2,016,176
Infinera Corp. (a) (c)	52,869	540,850
LogMeIn, Inc.	25,780	2,513,550
Oclaro, Inc. (a) (c)	95,157	934,442
Vonage Holdings Corp. (a)	363,806	2,299,254

		10,307,765

		32,110,022

Consumer, Cyclical — 14.2%
Airlines — 0.7%
Hawaiian Holdings, Inc. (a)	17,490	812,411
Spirit Airlines, Inc. (a)	48,160	2,555,851

		3,368,262

	Number of Shares	Value
Apparel — 1.0%
Canada Goose Holdings, Inc. (a)	8,310	$132,627
Deckers Outdoor Corp. (a)	26,400	1,576,872
Oxford Industries, Inc.	12,676	725,828
Steven Madden Ltd. (a)	33,698	1,299,058
Wolverine World Wide, Inc.	49,706	1,241,159

		4,975,544

Auto Manufacturers — 0.4%
Wabash National Corp. (c)	90,300	1,868,307

Auto Parts & Equipment — 0.6%
Tenneco, Inc.	21,481	1,340,844
Visteon Corp. (a)	18,590	1,820,891

		3,161,735

Distribution & Wholesale — 2.1%
Beacon Roofing Supply, Inc. (a)	62,290	3,062,176
H&E Equipment Services, Inc.	55,720	1,366,254
Pool Corp.	30,480	3,637,179
SiteOne Landscape Supply, Inc. (a) (c)	28,130	1,361,773
WESCO International, Inc. (a)	18,641	1,296,482

		10,723,864

Entertainment — 1.6%
Cinemark Holdings, Inc.	32,827	1,455,549
Marriott Vacations Worldwide Corp.	15,932	1,592,085
National CineMedia, Inc.	123,040	1,553,995
Red Rock Resorts, Inc. Class A	31,290	694,012
Vail Resorts, Inc.	15,950	3,060,805

		8,356,446

Home Furnishing — 0.6%
iRobot Corp. (a) (c)	25,080	1,658,791
La-Z-Boy, Inc.	57,831	1,561,437

		3,220,228

Leisure Time — 1.6%
Acushnet Holdings Corp. (a) (c)	82,082	1,418,377
ClubCorp Holdings, Inc.	50,029	802,965
Fox Factory Holding Corp. (a)	35,106	1,007,542
LCI Industries	13,190	1,316,362
Lindblad Expeditions Holdings, Inc. (a) (c)	170,831	1,530,646
Planet Fitness, Inc. Class A	93,410	1,800,011

		7,875,903

Lodging — 0.3%
Hyatt Hotels Corp. Class A (a)	27,434	1,480,887

Retail — 5.3%
Bloomin’ Brands, Inc.	98,532	1,944,036
Burlington Stores, Inc. (a)	27,700	2,694,933
The Cheesecake Factory, Inc.	27,824	1,762,929
Chico’s FAS, Inc.	142,005	2,016,471

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
The Children’s Place, Inc. (c)	10,390	$1,247,319
Dave & Buster’s Entertainment, Inc. (a)	29,630	1,810,097
FirstCash, Inc.	33,580	1,650,457
Five Below, Inc. (a)	11,444	495,640
Jack in the Box, Inc.	9,760	992,787
Kate Spade & Co. (a)	108,530	2,521,152
Nu Skin Enterprises, Inc. Class A	36,244	2,012,992
Ollie’s Bargain Outlet Holdings, Inc. (a)	74,420	2,493,070
Panera Bread Co. Class A (a) (c)	11,648	3,050,262
Papa John’s International, Inc.	12,210	977,288
Wingstop, Inc.	48,147	1,361,597

		27,031,030

		72,062,206

Consumer, Non-cyclical — 19.4%
Beverages — 0.2%
MGP Ingredients, Inc. (c)	20,361	1,104,177

Biotechnology — 2.7%
Aduro Biotech, Inc. (a)	69,400	746,050
Alder Biopharmaceuticals, Inc. (a) (c)	29,972	623,418
Bluebird Bio, Inc. (a) (c)	21,311	1,937,170
Blueprint Medicines Corp. (a)	43,288	1,731,087
Cambrex Corp. (a)	16,870	928,693
Exelixis, Inc. (a)	32,530	704,925
Five Prime Therapeutics, Inc. (a)	28,051	1,014,044
Ionis Pharmaceuticals, Inc. (a) (c)	17,791	715,198
Kite Pharma, Inc. (a) (c)	9,340	733,097
Ligand Pharmaceuticals, Inc. (a)	7,240	766,282
Otonomy, Inc. (a)	36,892	451,927
Spark Therapeutics, Inc. (a) (c)	9,526	508,117
Ultragenyx Pharmaceutical, Inc. (a)	41,170	2,790,502

		13,650,510

Commercial Services — 3.1%
Bright Horizons Family Solutions, Inc. (a)	24,040	1,742,660
Cardtronics PLC Class A (a)	49,121	2,296,407
CoStar Group, Inc. (a)	7,340	1,520,995
HealthEquity, Inc. (a)	37,230	1,580,413
MarketAxess Holdings, Inc.	16,860	3,161,081
Monro Muffler Brake, Inc.	21,771	1,134,269
TriNet Group, Inc. (a)	64,281	1,857,721
WEX, Inc. (a)	21,746	2,250,711

		15,544,257

Cosmetics & Personal Care — 0.2%
elf Beauty, Inc. (a) (c)	35,470	1,021,536

Foods — 1.1%
Calavo Growers, Inc. (c)	16,119	976,811
Greencore Group PLC	427,055	1,315,371
Performance Food Group Co. (a)	70,800	1,685,040
Sanderson Farms, Inc. (c)	15,984	1,659,779

		5,637,001

	Number of Shares	Value
Health Care – Products — 8.0%
ABIOMED, Inc. (a)	25,637	$3,209,752
Align Technology, Inc. (a)	23,032	2,642,001
Cantel Medical Corp.	39,080	3,130,308
Glaukos Corp. (a)	12,700	651,510
Globus Medical, Inc. Class A (a)	64,343	1,905,840
Haemonetics Corp. (a)	48,461	1,966,063
ICU Medical, Inc. (a)	7,410	1,131,507
Inogen, Inc. (a)	27,256	2,113,975
Insulet Corp. (a)	117,500	5,063,075
Integra LifeSciences Holdings Corp. (a)	34,820	1,466,967
Masimo Corp. (a)	16,270	1,517,340
MiMedx Group, Inc. (a) (c)	169,900	1,619,147
Nevro Corp. (a) (c)	19,172	1,796,416
NuVasive, Inc. (a)	42,650	3,185,102
NxStage Medical, Inc. (a)	36,400	976,612
Penumbra, Inc. (a)	15,920	1,328,524
Repligen Corp. (a)	45,750	1,610,400
The Spectranetics Corp. (a)	38,560	1,123,060
West Pharmaceutical Services, Inc.	28,250	2,305,482
Wright Medical Group NV (a)	68,380	2,127,986

		40,871,067

Health Care – Services — 1.9%
Acadia Healthcare Co., Inc. (a) (c)	34,639	1,510,260
Kindred Healthcare, Inc.	220,724	1,843,046
LifePoint Health, Inc. (a)	35,576	2,330,228
Molina Healthcare, Inc. (a) (c)	32,694	1,490,846
Teladoc, Inc. (a) (c)	44,400	1,110,000
WellCare Health Plans, Inc. (a)	8,970	1,257,684

		9,542,064

Pharmaceuticals — 2.2%
ACADIA Pharmaceuticals, Inc. (a) (c)	12,830	441,095
Aerie Pharmaceuticals, Inc. (a)	33,438	1,516,413
Aimmune Therapeutics, Inc. (a) (c)	6,500	141,245
Coherus Biosciences, Inc. (a) (c)	14,514	306,971
Dexcom, Inc. (a)	12,567	1,064,802
Galapagos NV (a) (c)	15,403	1,327,585
Global Blood Therapeutics, Inc. (a)	26,970	993,844
Ironwood Pharmaceuticals, Inc. (a) (c)	44,991	767,546
Neogen Corp. (a)	7,200	471,960
Portola Pharmaceuticals, Inc. (a)	22,184	869,391
PRA Health Sciences, Inc. (a)	31,820	2,075,619
TESARO, Inc. (a) (c)	9,171	1,411,142

		11,387,613

		98,758,225

Energy — 3.3%
Energy – Alternate Sources — 0.6%
First Solar, Inc. (a) (c)	37,077	1,004,787

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Pattern Energy Group, Inc. (c)	104,092	$2,095,372

		3,100,159

Oil & Gas — 2.3%
Callon Petroleum Co. (a)	226,265	2,977,647
Centennial Resource Development, Inc. (b)	5,688	98,181
Centennial Resource Development, Inc. Class A (a) (c)	54,209	988,230
Delek US Holdings, Inc.	77,277	1,875,513
Oasis Petroleum, Inc. (a)	60,050	856,313
QEP Resources, Inc. (a)	90,271	1,147,345
Resolute Energy Corp. (a) (c)	15,236	615,534
SRC Energy, Inc. (a) (c)	198,177	1,672,614
WPX Energy, Inc. (a)	95,405	1,277,473

		11,508,850

Oil & Gas Services — 0.4%
Forum Energy Technologies, Inc. (a)	58,421	1,209,314
RPC, Inc. (c)	46,170	845,373

		2,054,687

		16,663,696

Financial — 16.5%
Banks — 5.9%
Ameris Bancorp	51,341	2,366,820
ConnectOne Bancorp, Inc.	70,565	1,711,201
F.N.B. Corp.	71,339	1,060,811
FCB Financial Holdings, Inc. Class A (a)	41,669	2,064,699
Great Western Bancorp, Inc.	41,934	1,778,421
MB Financial, Inc.	85,796	3,673,785
Pinnacle Financial Partners, Inc.	31,270	2,077,891
South State Corp.	19,750	1,764,663
State Bank Financial Corp.	67,544	1,764,249
Texas Capital Bancshares, Inc. (a)	48,536	4,050,329
United Community Banks, Inc.	23,404	648,057
Western Alliance Bancorp (a)	143,413	7,040,144

		30,001,070

Diversified Financial Services — 2.5%
Air Lease Corp.	53,138	2,059,097
Blackhawk Network Holdings, Inc. (a)	32,614	1,324,129
Evercore Partners, Inc. Class A	21,900	1,706,010
Financial Engines, Inc. (c)	38,818	1,690,524
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	147,548	2,980,470
SLM Corp. (a)	90,700	1,097,470
WageWorks, Inc. (a)	11,341	819,954
WisdomTree Investments, Inc. (c)	104,579	949,577

		12,627,231

	Number of Shares	Value
Insurance — 2.6%
Assurant, Inc.	9,751	$932,878
Assured Guaranty Ltd.	47,625	1,767,364
eHealth, Inc. (a)	113,921	1,371,609
Essent Group Ltd. (a)	28,850	1,043,504
Horace Mann Educators Corp.	49,594	2,035,834
Kemper Corp.	43,112	1,720,169
MBIA, Inc. (a)	102,591	868,946
MGIC Investment Corp. (a)	242,034	2,451,804
Primerica, Inc.	14,680	1,206,696

		13,398,804

Private Equity — 0.8%
Kennedy-Wilson Holdings, Inc.	177,279	3,935,594

Real Estate Investment Trusts (REITS) — 3.3%
CoreSite Realty Corp.	18,747	1,688,167
LaSalle Hotel Properties	113,688	3,291,268
Life Storage, Inc.	18,667	1,532,934
MFA Financial, Inc.	229,131	1,851,379
Outfront Media, Inc.	76,782	2,038,562
Potlatch Corp.	16,500	754,050
PS Business Parks, Inc.	18,032	2,069,352
Redwood Trust, Inc.	118,347	1,965,744
Rexford Industrial Realty, Inc.	79,441	1,789,011

		16,980,467

Savings & Loans — 1.4%
Pacific Premier Bancorp, Inc. (a)	25,936	999,833
Sterling Bancorp	254,987	6,043,192

		7,043,025

		83,986,191

Industrial — 17.1%
Aerospace & Defense — 1.2%
Astronics Corp. (a)	26,613	844,430
HEICO Corp.	24,730	2,156,456
HEICO Corp. Class A	13,490	1,011,750
Teledyne Technologies, Inc. (a)	16,565	2,094,810

		6,107,446

Building Materials — 1.9%
Armstrong Flooring, Inc. (a)	55,730	1,026,546
Eagle Materials, Inc.	9,450	917,973
Lennox International, Inc.	12,950	2,166,535
Masonite International Corp. (a)	61,163	4,847,168
Summit Materials, Inc. Class A (a)	38,752	957,562

		9,915,784

Electrical Components & Equipment — 0.4%
Littelfuse, Inc.	11,270	1,802,186
SunPower Corp. (a) (c)	69,260	422,486

		2,224,672

Electronics — 1.5%
Coherent, Inc. (a)	18,213	3,745,321

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
II-VI, Inc. (a)	31,728	$1,143,794
Itron, Inc. (a)	15,837	961,306
Watts Water Technologies, Inc. Class A	28,170	1,756,400

		7,606,821

Engineering & Construction — 1.0%
Dycom Industries, Inc. (a) (c)	18,780	1,745,601
Granite Construction, Inc.	29,430	1,477,092
MasTec, Inc. (a)	44,720	1,791,036

		5,013,729

Environmental Controls — 1.0%
Casella Waste Systems, Inc. Class A (a)	79,601	1,123,170
Clean Harbors, Inc. (a)	69,543	3,867,982

		4,991,152

Hand & Machine Tools — 0.9%
Lincoln Electric Holdings, Inc.	19,260	1,672,924
Milacron Holdings Corp. (a)	83,400	1,552,074
Regal Beloit Corp.	15,483	1,171,289

		4,396,287

Machinery – Construction & Mining — 0.6%
Astec Industries, Inc.	18,740	1,152,416
BWX Technologies, Inc.	37,850	1,801,660

		2,954,076

Machinery – Diversified — 2.1%
Altra Industrial Motion Corp.	59,872	2,332,015
Applied Industrial Technologies, Inc.	20,485	1,266,997
Cognex Corp.	26,720	2,243,144
The Middleby Corp. (a)	26,138	3,566,530
Zebra Technologies Corp. Class A (a)	11,644	1,062,515

		10,471,201

Metal Fabricate & Hardware — 1.8%
Advanced Drainage Systems, Inc.	154,032	3,373,301
Mueller Water Products, Inc. Class A	77,150	911,913
RBC Bearings, Inc. (a)	18,190	1,766,067
Rexnord Corp. (a)	51,524	1,189,174
The Timken Co.	45,700	2,065,640

		9,306,095

Miscellaneous – Manufacturing — 1.4%
A.O. Smith Corp.	20,300	1,038,548
John Bean Technologies Corp.	53,303	4,687,999
Trinseo SA	23,070	1,547,997

		7,274,544

Packaging & Containers — 0.9%
Berry Plastics Group, Inc. (a)	41,030	1,992,827
Graphic Packaging Holding Co.	115,115	1,481,530
KapStone Paper and Packaging Corp.	41,053	948,324

		4,422,681

	Number of Shares	Value
Transportation — 2.0%
Kirby Corp. (a)	33,113	$2,336,122
Knight Transportation, Inc.	66,337	2,079,665
Swift Transportation Co. (a) (c)	174,524	3,584,723
XPO Logistics, Inc. (a)	45,370	2,172,769

		10,173,279

Trucking & Leasing — 0.4%
GATX Corp. (c)	30,453	1,856,415

		86,714,182

Technology — 17.5%
Computers — 1.2%
EPAM Systems, Inc. (a)	13,691	1,033,944
Mercury Systems, Inc. (a)	68,390	2,670,629
Nutanix, Inc. Class A (a)	11,063	207,653
VeriFone Systems, Inc. (a)	66,571	1,246,875
Virtusa Corp. (a)	36,590	1,105,750

		6,264,851

Semiconductors — 8.0%
Advanced Micro Devices, Inc. (a)	67,395	980,597
Cavium, Inc. (a)	61,156	4,382,439
Entegris, Inc. (a)	239,309	5,599,831
Impinj, Inc. (a) (c)	57,525	1,741,282
Inphi Corp. (a) (c)	52,070	2,542,057
Integrated Device Technology, Inc. (a)	9,103	215,468
MACOM Technology Solutions Holdings, Inc. (a)	67,178	3,244,697
MaxLinear, Inc. Class A (a)	120,377	3,376,575
Microsemi Corp. (a)	17,560	904,867
MKS Instruments, Inc.	67,339	4,629,556
Monolithic Power Systems, Inc.	53,710	4,946,691
Power Integrations, Inc.	25,800	1,696,350
Semtech Corp. (a)	56,980	1,925,924
Silicon Laboratories, Inc. (a)	26,470	1,946,869
Tower Semiconductor Ltd. (a)	99,935	2,303,502

		40,436,705

Software — 8.3%
2U, Inc. (a) (c)	100,948	4,003,598
Allscripts Healthcare Solutions, Inc. (a)	158,696	2,012,265
Aspen Technology, Inc. (a)	24,598	1,449,314
BroadSoft, Inc. (a)	59,248	2,381,770
Callidus Software, Inc. (a)	91,563	1,954,870
Cotiviti Holdings, Inc. (a)	23,360	972,477
Envestnet, Inc. (a)	14,866	480,172
Evolent Health, Inc. Class A (a) (c)	57,540	1,283,142
Fair Isaac Corp.	17,786	2,293,505
Five9, Inc. (a)	51,392	845,912
Guidewire Software, Inc. (a)	12,593	709,364
HubSpot, Inc. (a)	110,655	6,700,160
PTC, Inc. (a)	55,140	2,897,607

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Take-Two Interactive Software, Inc. (a)	45,150	$2,676,040
Telogis (b)	251,002	798,186
Twilio, Inc. (a) (c)	25,915	748,166
Tyler Technologies, Inc. (a)	8,700	1,344,672
The Ultimate Software Group, Inc. (a)	18,681	3,646,718
Veeva Systems, Inc. Class A (a)	99,790	5,117,231

		42,315,169

		89,016,725

Utilities — 0.6%
Electric — 0.6%
8Point3 Energy Partners LP	87,635	1,189,207
Black Hills Corp. (c)	29,100	1,934,277

		3,123,484

		3,123,484

TOTAL COMMON STOCK (Cost $427,322,639)		495,987,916

PREFERRED STOCK — 1.2%
Communications — 0.6%
Internet — 0.6%
Draftkings, Inc. Series D (a) (b)	53,080	143,316
Draftkings, Inc. Series D 1 (a) (b)	102,640	333,580
The Honest Company, Series D (a) (b)	14,220	498,127
Veracode, Inc. Series 8 (a) (b)	30,294	1,170,560
Zuora, Inc. Series F (a) (b)	194,983	824,778

		2,970,361

Technology — 0.6%
Software — 0.6%
Cloudera, Inc. Series F (a) (b)	38,099	794,364
Docusign, Inc. Series E (Escrow Shares) (a) (b)	8,415	-
Marklogic Corp. Series F (a) (b)	77,018	810,229
Telogis (a) (b)	341,823	1,504,842

		3,109,435

TOTAL PREFERRED STOCK (Cost $5,225,147)		6,079,796

TOTAL EQUITIES (Cost $432,547,786)		502,067,712

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Dyax Corp. (a) (b)	20,230	38,235

TOTAL RIGHTS (Cost $22,455)		38,235

	Number of Shares	Value
MUTUAL FUNDS — 11.6%
Diversified Financial Services —11.6%
iShares Russell 2000 Index Fund	34,176	$4,698,516
State Street Navigator Securities Lending Prime Portfolio (d)	54,372,407	54,372,407

		59,070,923

TOTAL MUTUAL FUNDS (Cost $58,987,483)		59,070,923

TOTAL LONG-TERM INVESTMENTS (Cost $491,557,724)		561,176,870

	Principal Amount
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (e)	$2,525,613	2,525,613

Time Deposit — 0.0%
Euro Time Deposit 0.090% 4/03/17	9,278	9,278

TOTAL SHORT-TERM INVESTMENTS (Cost $2,534,891)		2,534,891

TOTAL INVESTMENTS — 110.9% (Cost $494,092,615) (f)		563,711,761

Other Assets/(Liabilities) — (10.9)%		(55,370,176)

NET ASSETS — 100.0%		$508,341,585

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At March 31, 2017, these securities amounted to a value of $7,305,508 or 1.44% of net assets.
(c)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $53,105,914 or 10.45% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $2,525,624. Collateralized by U.S. Government Agency obligations with rates ranging from 1.000% – 2.000%, maturity dates ranging from 5/15/18 – 8/31/21, and an aggregate market value, including accrued interest, of $2,579,349.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 99.4%

COMMON STOCK — 99.4%
Australia — 4.1%
Australia & New Zealand Banking Group Ltd.	20,125	$488,803
Goodman Group	36,390	215,229

		704,032

Austria — 1.1%
Erste Group Bank AG	5,892	191,886

Belgium — 2.1%
Anheuser-Busch InBev SA/NV	1,680	184,564
KBC Group NV	2,690	178,482

		363,046

Canada — 1.1%
TransCanada Corp.	3,990	184,131

Cayman Islands — 1.5%
CK Hutchison Holdings Ltd.	20,696	254,566

Chile — 0.6%
Banco Santander Chile Sponsored ADR (Chile)	4,293	107,669

Denmark — 8.3%
Bayer AG	1,273	146,738
Brenntag AG	2,651	148,686
Daimler AG	3,995	295,038
Deutsche Boerse AG (a)	1,982	181,650
HeidelbergCement AG	675	63,195
Infineon Technologies AG	4,954	101,155
Siemens AG	3,566	488,489

		1,424,951

Finland — 1.4%
Outokumpu OYJ	17,857	174,127
UPM-Kymmene OYJ	2,769	65,162

		239,289

France — 14.4%
Air Liquide SA	1,763	201,445
AXA SA	15,120	391,274
BNP Paribas SA	5,930	394,989
Natixis SA	28,969	178,519
Renault SA	2,720	236,310
Sanofi	3,075	278,215
Schneider Electric SE	2,817	206,468
TOTAL SA	11,767	594,456

		2,481,676

Hong Kong — 0.9%
CNOOC Ltd.	125,000	149,604

	Number of Shares	Value
Ireland — 0.8%
Ryanair Holdings PLC Sponsored ADR (Ireland) (a)	1,772	$147,041

Israel — 1.2%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	6,258	200,819

Italy — 3.3%
Enel SpA	63,443	298,747
Intesa Sanpaolo SpA	52,650	143,004
Telecom Italia SpA (a)	151,863	136,574

		578,325

Japan — 24.1%
Bridgestone Corp.	6,400	259,474
Daikin Industries Ltd.	2,300	231,820
Dentsu, Inc.	2,600	141,411
DMG Mori Co. Ltd.	7,100	111,266
Honda Motor Co. Ltd.	9,700	293,097
Japan Airlines Co. Ltd.	6,100	193,684
Mabuchi Motor Co. Ltd.	3,000	169,454
Mitsubishi Corp.	10,900	236,063
Mitsubishi UFJ Financial Group, Inc.	77,800	491,106
Mitsui Fudosan Co. Ltd.	7,000	149,752
NGK Spark Plug Co. Ltd.	8,200	188,153
Nippon Telegraph & Telephone Corp.	7,700	328,910
Otsuka Corp.	2,800	152,271
Sompo Holdings, Inc.	3,500	128,697
Sony Corp.	3,800	128,911
Sumitomo Electric Industries Ltd.	15,400	256,208
Sumitomo Mitsui Financial Group, Inc.	4,000	145,843
Sumitomo Mitsui Trust Holdings, Inc.	5,100	177,561
Suzuki Motor Corp.	3,500	145,725
Toyota Motor Corp.	1,600	87,072
Yamato Holdings Co. Ltd.	6,100	128,055

		4,144,533

Luxembourg — 1.1%
ArcelorMittal (a)	21,905	183,264

Netherlands — 4.8%
Airbus SE	2,671	203,261
ASR Nederland NV (a)	5,187	147,847
ING Groep NV	21,843	330,012
NN Group NV	4,437	144,312

		825,432

Norway — 1.3%
Norsk Hydro ASA	37,951	220,582

Republic of Korea — 1.1%
Samsung Electronics Co. Ltd.	102	187,858

Singapore — 1.3%
DBS Group Holdings, Ltd.	16,300	226,215

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Spain — 3.0%
Bankia SA	225,876	$256,894
Iberdrola SA	35,895	256,752

		513,646

Sweden — 1.7%
Nordea Bank AB	25,342	289,549

Switzerland — 3.6%
LafargeHolcim Ltd.	2,206	130,611
Roche Holding AG	635	161,992
Zurich Insurance Group AG	1,245	332,387

		624,990

United Kingdom — 16.6%
Barratt Developments PLC	15,340	105,116
InterContinental Hotels Group PLC	1,992	97,539
ITV PLC	52,767	144,984
Lloyds Banking Group PLC	83,683	69,625
National Grid PLC	9,570	121,378
Prudential PLC	13,194	279,099
Rio Tinto PLC	7,824	314,934
Royal Dutch Shell PLC Class A	26,387	694,033
Shire PLC	3,405	198,116
Standard Chartered PLC (a)	29,543	282,734
TechnipFMC PLC (a)	3,504	114,025
Vodafone Group PLC	99,095	257,726
Wolseley PLC	2,785	175,173

		2,854,482

TOTAL COMMON STOCK (Cost $15,013,530)		17,097,586

TOTAL EQUITIES (Cost $15,013,530)		17,097,586

TOTAL LONG-TERM INVESTMENTS (Cost $15,013,530)		17,097,586

TOTAL INVESTMENTS — 99.4% (Cost $15,013,530) (b)		17,097,586

Other Assets/(Liabilities) — 0.6%		96,483

NET ASSETS — 100.0%		$17,194,069

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 95.8%

COMMON STOCK — 95.3%
Australia — 7.2%
The AGL Energy Ltd.	14,827	$298,708
Alumina Ltd. (a)	60,300	82,400
Amcor Ltd.	25,166	289,355
AMP Ltd.	65,039	256,746
APA Group	22,991	157,328
Aristocrat Leisure Ltd.	11,286	154,858
ASX Ltd.	3,940	151,634
Aurizon Holdings Ltd.	42,669	171,049
AusNet Services	34,713	44,630
Australia & New Zealand Banking Group Ltd.	61,970	1,505,147
Bank of Queensland Ltd.	7,299	67,777
Bendigo & Adelaide Bank Ltd.	10,872	100,763
BHP Billiton Ltd.	67,948	1,240,433
Boral Ltd.	26,985	120,294
Brambles Ltd.	34,571	246,557
Caltex Australia Ltd.	5,436	122,283
Challenger Ltd.	13,164	125,800
CIMIC Group Ltd.	1,870	51,278
Coca-Cola Amatil Ltd.	11,723	96,859
Cochlear Ltd.	1,291	133,312
Commonwealth Bank of Australia	36,493	2,393,734
Computershare Ltd.	10,839	115,984
Crown Resorts Ltd.	7,032	63,417
CSL Ltd.	9,636	920,121
Dexus Property Group	20,087	150,212
Domino’s Pizza Enterprises Ltd. (a)	1,179	52,293
DUET Group	56,603	120,628
Flight Centre Travel Group Ltd. (a)	1,073	23,615
Fortescue Metals Group Ltd.	32,357	153,814
Goodman Group	39,785	235,309
The GPT Group	37,098	146,101
Harvey Norman Holdings Ltd.	10,871	37,457
Healthscope Ltd.	33,633	58,282
Incitec Pivot Ltd.	38,954	111,565
Insurance Australia Group Ltd.	49,465	228,221
LendLease Group	11,493	136,732
Macquarie Group Ltd.	6,445	443,644
Medibank Pvt. Ltd.	57,203	123,191
Mirvac Group	83,220	139,222
National Australia Bank Ltd.	56,234	1,427,726
Newcrest Mining Ltd.	16,644	286,066
Orica Ltd.	7,889	106,012
Origin Energy Ltd.	39,469	211,910
Qantas Airways Ltd.	10,777	32,015
QBE Insurance Group Ltd.	29,208	286,435
Ramsay Health Care Ltd.	2,928	156,278
REA Group Ltd.	1,007	45,484

	Number of Shares	Value
Rio Tinto Ltd.	8,924	$411,815
Santos Ltd.	40,488	116,938
Scentre Group	111,867	366,559
Seek Ltd.	7,922	96,342
Sonic Healthcare Ltd.	8,151	137,674
South32 Ltd.	52,452	109,096
South32 Ltd.	65,072	137,056
Stockland	54,541	193,523
Suncorp Group Ltd.	27,997	282,332
Sydney Airport	22,817	117,971
Tabcorp Holdings Ltd.	16,118	58,421
Tatts Group Ltd.	34,753	117,568
Telstra Corp. Ltd.	90,938	323,662
TPG Telecom Ltd. (a)	6,332	33,690
Transurban Group	42,914	382,442
Treasury Wine Estates Ltd.	15,391	143,558
Vicinity Centres	69,046	149,249
Vocus Group Ltd. (a)	9,335	30,769
Wesfarmers Ltd.	23,888	821,266
Westfield Corp.	42,723	289,792
Westpac Banking Corp.	70,862	1,890,881
Woodside Petroleum Ltd.	15,937	389,452
Woolworths Ltd.	27,153	549,175

		20,771,910

Austria — 0.2%
Andritz AG	1,549	77,625
Erste Group Bank AG	6,694	218,005
OMV AG	3,336	131,274
Raiffeisen Bank International AG (b)	2,218	50,396
Voestalpine AG	2,687	105,750

		583,050

Belgium — 1.1%
Ageas	4,440	173,560
Anheuser-Busch InBev SA/NV	16,135	1,772,586
Colruyt SA	1,354	66,474
Groupe Bruxelles Lambert SA	1,643	149,161
KBC Group NV	5,351	355,040
Proximus SADP	3,174	99,601
Solvay SA	1,656	202,374
Telenet Group Holding NV (b)	1,050	62,448
UCB SA	2,842	220,455
Umicore SA	1,967	112,056

		3,213,755

Bermuda — 0.4%
Cheung Kong Infrastructure Holdings Ltd.	14,000	109,871
First Pacific Co. Ltd.	39,750	28,836
Hongkong Land Holdings Ltd.	24,500	188,606
Jardine Matheson Holdings Ltd.	5,400	346,962
Jardine Strategic Holdings Ltd.	4,600	193,203

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kerry Properties Ltd.	13,000	$45,040
Li & Fung Ltd.	114,000	49,501
NWS Holdings Ltd.	29,612	54,019
Shangri-La Asia Ltd.	22,000	32,068
Yue Yuen Industrial Holdings Ltd.	14,500	57,029

		1,105,135

Cayman Islands — 0.6%
ASM Pacific Technology Ltd.	4,700	63,920
Cheung Kong Property Holdings Ltd.	56,745	383,101
CK Hutchison Holdings Ltd.	57,245	704,128
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	3,700	68,598
MGM China Holdings Ltd.	20,000	41,654
Sands China Ltd.	53,600	248,082
WH Group Ltd. (c)	185,072	159,514
Wynn Macau Ltd.	30,400	61,785

		1,730,782

Denmark — 4.0%
AP Moeller — Maersk A/S Class A	85	137,170
AP Moeller — Maersk A/S Class B	145	239,904
Bayer AG	17,513	2,018,716
Brenntag AG	3,438	192,826
Carlsberg A/S Class B	2,396	221,078
Chr Hansen Holding A/S	2,051	131,560
Coloplast A/S Class B	2,472	193,055
Daimler AG	20,384	1,505,398
Danske Bank A/S	14,507	494,775
Deutsche Boerse AG (b)	4,231	387,769
DONG Energy A/S (c)	2,977	114,720
DSV A/S	3,962	205,324
Genmab A/S (b)	1,245	239,969
HeidelbergCement AG	3,159	295,753
Infineon Technologies AG	23,840	486,787
ISS A/S	3,776	142,560
Novo Nordisk A/S Class B	40,464	1,391,126
Novozymes A/S Class B	5,188	205,638
Pandora A/S	2,414	267,464
Siemens AG	16,202	2,219,434
TDC A/S	19,304	99,441
Tryg A/S	2,126	38,571
Vestas Wind Systems A/S	4,653	378,705
William Demant Holding A/S (b)	2,346	49,025

		11,656,768

Finland — 0.9%
Elisa OYJ	3,304	116,926
Fortum OYJ	9,108	144,176
Kone OYJ	7,182	315,527
Metso OYJ (a)	2,127	64,339
Neste OYJ	2,690	104,911
Nokia OYJ	10,433	56,108
Nokia OYJ	112,708	608,146

	Number of Shares	Value
Nokian Renkaat OYJ	2,685	$112,112
Orion OYJ Class B	2,363	123,196
Sampo OYJ	9,408	446,703
Stora Enso OYJ Class R	11,508	136,256
UPM-Kymmene OYJ	11,419	268,719
Wartsila OYJ Abp	3,003	160,602

		2,657,721

France — 9.1%
Accor SA	3,537	147,357
Aeroports de Paris	555	68,580
Air Liquide SA	8,218	939,011
Alstom SA (b)	3,649	108,894
Arkema	1,407	138,958
Atos SE	1,980	244,797
AXA SA	41,012	1,061,303
BNP Paribas SA	22,426	1,493,762
Bollore SA	21,119	81,777
Bollore SA (b)	200	758
Bouygues SA	4,333	176,587
Bureau Veritas SA	5,529	116,642
Cap Gemini SA	3,520	325,305
Carrefour SA	12,217	288,241
Casino Guichard-Perrachon SA	1,070	59,792
Christian Dior SE	1,194	277,708
Cie Generale des Etablissements Michelin	3,852	468,328
CNP Assurances	3,234	65,830
Compagnie de Saint-Gobain	10,525	541,199
Credit Agricole SA	24,203	328,513
Danone SA	12,471	848,654
Dassault Aviation SA	43	54,706
Dassault Systemes SE	2,815	243,810
Edenred	4,455	105,324
Eiffage SA	1,390	108,822
Electricite de France SA (a)	7,119	59,729
Engie SA	33,315	471,481
Essilor International SA	4,365	530,121
Eurazeo SA	733	48,271
Eutelsat Communications SA	3,539	79,120
Fonciere Des Regions	689	57,492
Gecina SA	939	127,425
Groupe Eurotunnel SE	11,036	111,088
Hermes International	582	275,740
ICADE	718	52,554
Iliad SA	601	134,501
Imerys SA	649	55,092
Ingenico Group	1,170	110,303
JCDecaux SA	1,402	49,411
Kering	1,594	412,667
Klepierre	4,577	178,058
L’Oreal SA	5,326	1,023,623
Lagardere S.C.A	2,265	66,715
Legrand SA	5,604	338,129

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	5,900	$1,297,287
Natixis SA	21,458	132,233
Orange SA	42,094	655,036
Pernod Ricard SA	4,474	529,531
Peugeot SA (b)	10,883	219,439
Publicis Groupe SA	4,131	288,698
Remy Cointreau SA	403	39,458
Renault SA	4,082	354,639
Rexel SA	6,967	126,689
Safran SA	6,585	491,974
Sanofi	24,577	2,223,641
Schneider Electric SE	253	18,465
Schneider Electric SE	11,623	851,892
SCOR SE	3,693	139,767
SEB SA	469	65,527
SFR Group SA (b)	1,690	53,171
Societe BIC SA	538	67,037
Societe Generale SA	16,209	824,331
Sodexo SA	2,065	242,891
Suez	7,710	121,776
Thales SA	2,364	228,644
TOTAL SA	47,630	2,406,217
Unibail-Rodamco SE (a)	348	81,205
Unibail-Rodamco SE	1,744	407,635
Valeo SA	5,075	338,457
Veolia Environnement SA	9,955	186,494
Vinci SA	10,722	850,858
Vivendi SA	21,640	421,071
Wendel SA	536	67,910
Zodiac Aerospace	4,613	115,463

		26,323,614

Germany — 6.0%
Adidas AG	3,976	756,124
Allianz SE	9,677	1,792,549
Axel Springer SE	777	42,929
BASF SE	19,451	1,928,120
Bayerische Motoren Werke AG	7,155	652,684
Beiersdorf AG	2,241	212,149
Commerzbank AG	23,834	215,380
Continental AG	2,317	507,950
Covestro AG (c)	1,988	153,098
Deutsche Bank AG (b)	29,728	512,178
Deutsche Lufthansa AG Registered	4,597	74,542
Deutsche Post AG Registered	20,742	710,114
Deutsche Telekom AG	69,252	1,213,447
Deutsche Wohnen AG	7,375	242,857
E.ON SE	46,690	371,126
Evonik Industries AG	3,395	110,734
Fraport AG Frankfurt Airport Services Worldwide	750	53,082
Fresenius Medical Care AG & Co. KGaA	4,520	381,174

	Number of Shares	Value
Fresenius SE & Co. KGaA	8,659	$695,488
GEA Group AG	3,793	161,056
Hannover Rueck SE	1,249	144,029
Henkel AG & Co. KGaA	2,271	252,324
Hochtief AG	451	74,570
Hugo Boss AG	1,405	102,389
Innogy SE (b) (c)	2,723	102,790
K+S AG	4,045	94,028
LANXESS AG	1,892	126,983
Linde AG	4,012	667,811
MAN SE	750	77,361
Merck KGaA	2,768	315,255
Metro AG	3,652	116,802
Muenchener Rueckversicherungs-Gesellschaft AG Registered	3,398	664,930
OSRAM Licht AG	1,848	115,857
ProSiebenSat.1 Media SE	4,858	215,100
RWE AG (b)	10,161	168,410
SAP SE	20,816	2,042,554
Symrise AG	2,563	170,451
Telefonica Deutschland Holding AG	18,354	91,078
ThyssenKrupp AG	8,236	201,677
TUI AG	4,761	65,873
TUI AG	5,511	76,479
United Internet AG	2,549	112,779
Volkswagen AG	674	100,447
Vonovia SE	9,785	344,835
Zalando SE (b) (c)	1,629	65,910

		17,297,503

Hong Kong — 2.4%
AIA Group Ltd.	255,180	1,608,447
The Bank of East Asia Ltd.	25,515	105,613
BOC Hong Kong Holdings Ltd.	80,000	326,769
Cathay Pacific Airways Ltd.	24,000	34,841
CLP Holdings Ltd.	35,499	371,365
Galaxy Entertainment Group Ltd.	51,000	278,839
Hang Lung Group Ltd.	18,000	76,799
Hang Lung Properties Ltd.	51,000	132,825
Hang Seng Bank Ltd.	16,000	324,508
Henderson Land Development Co. Ltd.	22,442	139,020
HK Electric Investments & HK Electric Investments Ltd. (c)	50,706	46,780
HKT Trust & HKT Ltd.	79,840	103,355
Hong Kong & China Gas Co. Ltd.	163,751	327,406
Hong Kong Exchanges & Clearing Ltd.	24,539	617,502
Hysan Development Co. Ltd.	12,035	54,605
The Link REIT	46,723	327,300
MTR Corp.	30,456	171,038
New World Development Ltd.	127,111	156,722
PCCW Ltd.	80,136	47,270
Power Assets Holdings Ltd.	30,500	263,076

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sino Land Co. Ltd.	64,044	$112,222
SJM Holdings Ltd.	46,000	37,455
Sun Hung Kai Properties Ltd.	31,258	459,224
Swire Pacific Ltd. Class A	12,500	125,109
Swire Properties Ltd.	22,396	71,748
Techtronic Industries Co.	28,403	114,849
The Wharf Holdings Ltd.	29,000	248,842
Wheelock & Co. Ltd.	17,000	134,401

		6,817,930

Ireland — 0.5%
Bank of Ireland (b)	609,114	152,618
CRH PLC	1,480	52,197
CRH PLC	16,082	566,884
DCC PLC	1,844	162,382
James Hardie Industries PLC	9,163	143,943
Kerry Group PLC Class A	3,472	273,346
Paddy Power Betfair PLC	1,658	178,032

		1,529,402

Israel — 0.6%
Azrieli Group Ltd.	811	43,183
Bank Hapoalim B.M.	22,074	134,471
Bank Leumi Le-Israel BM (b)	29,930	132,122
Bezeq Israeli Telecommunication Corp. Ltd.	42,120	75,660
Check Point Software Technologies Ltd. (b)	2,800	287,448
Elbit Systems Ltd.	493	56,377
Frutarom Industries Ltd.	810	45,199
Israel Chemicals Ltd.	9,724	41,311
Mizrahi Tefahot Bank Ltd.	2,615	44,329
Nice Ltd.	1,439	97,640
Taro Pharmaceutical Industries Ltd. (a) (b)	300	34,986
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	19,693	631,948

		1,624,674

Italy — 1.8%
Assicurazioni Generali SpA	24,591	390,882
Atlantia SpA	8,617	222,464
Enel SpA	161,003	758,147
Eni SpA	53,749	880,931
Intesa Sanpaolo SpA	267,795	727,367
Intesa Sanpaolo SpA	17,866	45,439
Leonardo SpA (b)	8,478	120,201
Luxottica Group SpA	3,815	210,597
Mediobanca SpA	13,109	118,170
Poste Italiane SpA (c)	9,752	65,021
Prysmian SpA	4,451	117,663
Saipem SpA (b)	115,786	52,559
Snam SpA	54,383	235,199
Telecom Italia SpA (b)	245,563	220,841

	Number of Shares	Value
Telecom Italia SpA — RSP	141,895	$103,662
Terna Rete Elettrica Nazionale SpA	31,074	154,148
UniCredit SpA	39,876	614,699
UnipolSai SpA	21,208	46,788

		5,084,778

Japan — 22.5%
ABC-Mart, Inc.	600	35,153
Acom Co. Ltd. (a) (b)	7,500	30,041
Aeon Co. Ltd.	13,600	198,810
AEON Financial Service Co, Ltd. (a)	2,100	39,708
Aeon Mall Co. Ltd.	2,200	34,706
Air Water, Inc.	3,000	55,522
Aisin Seiki Co.	4,300	211,836
Ajinomoto Co., Inc.	11,700	231,198
Alfresa Holdings Corp.	3,800	65,966
All Nippon Airways Co. Ltd.	24,000	73,362
Alps Electric Co. Ltd.	4,300	122,385
Amada Holdings Co. Ltd.	6,900	78,996
Aozora Bank Ltd.	25,000	92,200
Asahi Glass Co. Ltd.	21,000	170,578
Asahi Group Holdings Ltd.	8,400	317,941
Asahi Kasei Corp.	27,000	262,453
Asics Corp.	3,000	48,276
Astellas Pharma, Inc.	45,400	599,097
Bandai Namco Holdings, Inc.	4,100	122,836
The Bank of Kyoto Ltd. (a)	6,000	43,850
Benesse Holdings, Inc. (a)	1,300	40,770
Bridgestone Corp.	13,700	555,437
Brother Industries Ltd.	5,600	117,451
Calbee, Inc. (a)	1,500	51,248
Canon, Inc.	22,500	704,931
Casio Computer Co. Ltd. (a)	4,400	61,430
Central Japan Railway Co.	3,100	506,706
The Chiba Bank Ltd. (a)	15,000	96,689
Chubu Electric Power Co., Inc.	14,600	196,195
Chugai Pharmaceutical Co. Ltd.	4,600	158,440
The Chugoku Bank Ltd. (a)	3,200	46,705
The Chugoku Electric Power Co., Inc. (a)	5,400	59,845
Coca-Cola West Co. Ltd.	2,600	83,934
Concordia Financial Group Ltd.	24,200	112,508
Credit Saison Co. Ltd.	2,800	50,148
CYBERDYNE, Inc. (a) (b)	2,000	28,750
Dai Nippon Printing Co. Ltd.	11,000	118,855
The Dai-ichi Life Holdings, Inc.	22,700	409,231
Daicel Corp.	6,900	83,408
Daiichi Sankyo Co. Ltd.	13,000	293,277
Daikin Industries Ltd.	5,100	514,036
Daito Trust Construction Co. Ltd.	1,500	206,277
Daiwa House Industry Co. Ltd.	12,200	351,143
Daiwa House REIT Investment Co.	28	72,819
Daiwa Securities Group, Inc.	37,000	226,055
DeNA Co. Ltd. (a)	2,200	44,718

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Denso Corp.	10,000	$441,167
Dentsu, Inc.	4,800	261,066
Don Quijote Holdings Co. Ltd.	2,500	86,832
East Japan Railway	7,100	619,414
Eisai Co. Ltd.	5,400	280,187
Electric Power Development Co. Ltd.	2,800	65,620
FamilyMart UNY Holdings Co. Ltd.	1,900	113,298
FANUC Corp.	4,100	842,651
Fast Retailing Co., Ltd.	1,100	346,190
Fuji Electric Co. Ltd.	11,000	65,545
Fuji Heavy Industries Ltd.	13,300	489,709
FUJIFILM Holdings Corp.	9,200	360,249
Fujitsu LTD	41,000	251,548
Fukuoka Financial Group, Inc.	15,000	65,140
The Hachijuni Bank Ltd.	7,700	43,639
Hakuhodo DY Holdings, Inc.	4,100	48,727
Hamamatsu Photonics KK	3,400	98,057
Hankyu Hanshin Holdings, Inc.	5,000	162,878
Hikari Tsushin, Inc.	400	39,142
Hino Motors Ltd.	4,900	59,488
Hirose Electric Co. Ltd.	700	97,095
The Hiroshima Bank Ltd.	9,000	38,371
Hisamitsu Pharmaceutical Co., Inc.	1,200	68,736
Hitachi Chemical Co. Ltd.	2,000	55,461
Hitachi Construction Machinery Co. Ltd.	2,100	52,516
Hitachi High-Technologies Corp.	1,300	53,078
Hitachi Ltd.	102,000	554,068
Hitachi Metals Ltd.	4,100	57,688
Hokuriku Electric Power Co. (a)	3,300	32,144
Honda Motor Co. Ltd.	34,500	1,042,459
Hoshizaki Corp.	1,000	78,851
Hoya Corp.	8,500	410,046
Hulic Co. Ltd.	5,600	52,778
Idemitsu Kosan Co. Ltd.	1,700	59,260
IHI Corp. (b)	35,000	110,704
Iida Group Holdings Co. Ltd.	2,900	44,578
Inpex Corp.	21,200	209,143
Isetan Mitsukoshi Holdings Ltd. (a)	8,100	89,143
Isuzu Motors Ltd.	12,300	163,425
ITOCHU Corp. (a)	31,500	447,893
J Front Retailing Co. Ltd.	5,900	87,700
Japan Airlines Co. Ltd.	2,400	76,204
Japan Airport Terminal Co. Ltd. (a)	900	31,347
Japan Exchange Group, Inc.	10,800	154,147
Japan Post Bank Co. Ltd.	8,300	103,176
Japan Post Holdings Co. Ltd.	10,400	130,751
Japan Prime Realty Investment Corp.	16	61,951
Japan Real Estate Investment Corp.	27	143,090
Japan Retail Fund Investment Corp.	59	115,805
Japan Tobacco, Inc.	23,200	755,220
JFE Holdings, Inc.	11,700	201,313
JGC Corp.	4,200	73,268

	Number of Shares	Value
JSR Corp.	3,700	$62,539
JTEKT Corp.	5,400	84,169
JX Holdings, Inc. (a)	47,500	234,179
Kajima Corp.	19,000	124,221
Kakaku.com, Inc. (a)	2,700	36,732
Kamigumi Co. Ltd.	5,000	43,281
Kaneka Corp.	5,000	37,374
The Kansai Electric Power Co., Inc.	14,600	179,573
Kansai Paint Co. Ltd.	5,100	108,430
Kao Corp.	10,600	582,262
Kawasaki Heavy Industries Ltd.	34,000	103,604
KDDI Corp.	38,800	1,019,467
Keihan Holdings Co, Ltd. (a)	10,000	61,278
Keikyu Corp. (a)	11,000	120,971
Keio Corp. (a)	12,000	95,215
Keisei Electric Railway Co. Ltd.	2,900	67,406
Keyence Corp.	2,000	802,230
Kikkoman Corp.	3,000	89,762
Kintetsu Group Holdings Co. Ltd. (a)	41,000	147,921
Kirin Holdings Co. Ltd.	17,800	336,308
Kobe Steel Ltd. (b)	6,000	54,905
Koito Manufacturing Co. Ltd.	2,300	119,908
Komatsu Ltd.	19,400	507,514
Konami Holdings Corp. (a)	1,900	80,766
Konica Minolta, Inc.	10,700	96,019
Kose Corp.	600	54,408
Kubota Corp.	22,200	334,156
Kuraray Co. Ltd.	7,400	112,538
Kurita Water Industries Ltd.	1,900	46,048
Kyocera Corp.	6,700	374,230
Kyowa Hakko Kirin Co. Ltd.	5,300	84,105
Kyushu Electric Power Co, Inc. (a)	10,000	106,899
Kyushu Financial Group, Inc.	6,700	41,108
Lawson, Inc.	1,000	67,876
LINE Corp. (a) (b)	900	34,648
Lion Corp.	5,000	90,001
Lixil Group Corp.	5,500	139,829
M3, Inc.	4,100	101,917
Mabuchi Motor Co. Ltd.	900	50,836
Makita Corp.	4,600	161,400
Marubeni Corp.	36,600	225,874
Marui Group Co. Ltd. (a)	4,000	54,485
Maruichi Steel Tube Ltd.	1,100	31,348
Mazda Motor Corp.	12,900	186,421
McDonald’s Holdings Co. Japan Ltd. (a)	1,300	37,981
Mebuki Financial Group Inc.	19,500	78,168
Medipal Holdings Corp.	3,300	51,853
MEIJI Holdings Co. Ltd.	2,400	200,047
Minebea Mitsumi, Inc.	8,600	115,173
Miraca Holdings, Inc.	1,100	50,698
MISUMI Group, Inc.	5,600	101,479
Mitsubishi Chemical Holding Corp.	30,100	233,568

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mitsubishi Corp.	31,900	$690,863
Mitsubishi Electric Corp.	40,800	586,921
Mitsubishi Estate Co. Ltd.	26,000	475,461
Mitsubishi Gas Chemical Co., Inc.	3,500	72,865
Mitsubishi Heavy Industries Ltd.	70,000	281,705
Mitsubishi Logistics Corp. (a)	2,000	27,612
Mitsubishi Materials Corp.	2,700	81,810
Mitsubishi Motors Corp.	13,700	82,552
Mitsubishi Tanabe Pharma Corp. (a)	5,300	110,513
Mitsubishi UFJ Financial Group, Inc.	270,000	1,704,354
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,500	42,503
Mitsui & Co. Ltd.	36,000	522,834
Mitsui Chemicals, Inc.	19,000	94,128
Mitsui Fudosan Co. Ltd.	19,000	406,471
Mitsui OSK Lines Ltd.	23,000	72,563
Mitsui Sumitomo Insurance Group Holdings, Inc.	10,600	338,302
Mixi, Inc.	900	43,431
Mizuho Financial Group, Inc.	509,800	936,806
Murata Manufacturing Co. Ltd.	4,000	570,670
Nabtesco Corp.	2,800	74,335
Nagoya Railroad Co. Ltd. (a)	18,000	81,186
NEC Corp. (a)	54,000	130,308
Nexon Co. Ltd.	3,300	52,568
NGK Insulators Ltd.	6,000	136,200
NGK Spark Plug Co. Ltd.	4,300	98,666
NH Foods Ltd.	4,000	107,441
Nidec Corp.	5,000	476,693
Nikon Corp.	7,800	113,274
Nintendo Co. Ltd.	2,400	558,208
Nippon Building Fund, Inc.	29	158,605
Nippon Electric Glass Co. Ltd.	8,000	48,482
Nippon Express Co. Ltd.	17,000	87,516
Nippon Paint Holdings Co. Ltd.	3,800	132,377
Nippon Prologis REIT, Inc.	30	65,020
Nippon Steel & Sumitomo Metal Corp.	17,000	393,358
Nippon Telegraph & Telephone Corp.	14,600	623,648
Nippon Yusen KK (b)	33,000	69,871
Nissan Chemical Industries Ltd.	2,500	72,932
Nissan Motor Co. Ltd.	51,000	493,025
Nisshin Seifun Group, Inc.	3,700	55,374
Nissin Foods Holdings Co. Ltd.	1,100	60,950
Nitori Holdings Co. Ltd.	1,800	227,614
Nitto Denko Corp.	3,600	278,757
NOK Corp.	1,800	41,847
Nomura Holdings, Inc.	76,500	477,267
Nomura Real Estate Holdings, Inc.	2,400	38,323
Nomura Real Estate Master Fund, Inc.	83	128,910
Nomura Research Institute Ltd.	3,100	114,414
NSK Ltd.	10,000	143,695
NTT Data Corp.	2,600	123,638
NTT DOCOMO, Inc.	29,200	680,526

	Number of Shares	Value
Obayashi Corp.	13,400	$125,716
Obic Co. Ltd.	1,600	76,353
Odakyu Electric Railway Co. Ltd. (a)	6,800	132,537
Oji Holdings Corp.	17,000	79,708
Olympus Corp.	6,500	250,552
Omron Corp.	4,000	175,996
Ono Pharmaceutical Co. Ltd.	9,300	192,808
Oracle Corp.	700	40,058
Oriental Land Co. Ltd. (a)	4,800	275,546
ORIX Corp.	27,900	414,171
Osaka Gas Co. Ltd.	39,000	148,403
Otsuka Corp.	1,000	54,382
Otsuka Holdings Co. Ltd.	8,200	370,633
Panasonic Corp.	46,500	527,007
Park24 Co. Ltd.	1,900	49,786
Pola Orbis Holdings, Inc.	1,600	38,679
Rakuten, Inc.	21,000	210,728
Recruit Holdings Co. Ltd.	7,700	393,453
Resona Holdings, Inc.	48,200	259,685
Ricoh Co. Ltd. (a)	14,000	115,423
Rinnai Corp.	700	55,805
Rohm Co. Ltd.	2,000	133,379
Ryohin Keikaku Co. Ltd.	500	109,653
Sankyo Co. Ltd.	900	30,164
Santen Pharmaceutical Co. Ltd.	8,600	124,744
SBI Holdings, Inc.	4,642	64,866
Secom Co. Ltd.	4,500	322,868
Sega Sammy Holdings, Inc.	3,600	48,331
Seibu Holdings, Inc.	3,300	54,575
Seiko Epson Corp.	6,400	135,068
Sekisui Chemical Co. Ltd.	9,200	154,937
Sekisui House Ltd.	13,500	222,510
Seven & I Holdings Co. Ltd.	15,900	625,058
Seven Bank Ltd. (a)	10,800	35,376
Sharp Corp. (a) (b)	31,000	131,502
Shimadzu Corp.	5,000	79,632
Shimamura Co. Ltd.	500	66,131
Shimano, Inc.	1,600	234,006
Shimizu Corp.	11,000	98,972
Shin-Etsu Chemical Co. Ltd.	8,200	713,126
Shinsei Bank Ltd. (a)	34,000	62,781
Shionogi & Co. Ltd.	6,400	331,123
Shiseido Co. Ltd.	8,200	216,199
The Shizuoka Bank Ltd.	11,000	89,784
Showa Shell Sekiyu KK	3,500	35,511
SMC Corp.	1,200	356,161
SoftBank Group Corp.	17,500	1,239,453
Sohgo Security Services Co. Ltd.	1,500	56,077
Sompo Holdings, Inc.	7,600	279,456
Sony Corp.	26,700	905,773
Sony Financial Holdings, Inc. (a)	3,300	53,252
Stanley Electric Co. Ltd.	3,600	102,919
Start Today Co. Ltd.	4,200	92,877

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sumitomo Chemical Co. Ltd.	33,000	$185,108
Sumitomo Corp.	25,500	343,613
Sumitomo Dainippon Pharma Co. Ltd. (a)	3,000	49,623
Sumitomo Electric Industries Ltd.	16,500	274,509
Sumitomo Heavy Industries Ltd.	12,000	83,918
Sumitomo Metal Mining Co. Ltd.	11,000	156,649
Sumitomo Mitsui Financial Group, Inc.	28,400	1,035,482
Sumitomo Mitsui Trust Holdings, Inc.	7,100	247,193
Sumitomo Realty & Development Co. Ltd.	8,000	208,284
Sumitomo Rubber Industries Ltd.	3,300	56,422
Sundrug Co. Ltd.	1,400	46,985
Suntory Beverage & Food Ltd.	2,800	118,104
Suruga Bank Ltd.	4,200	88,670
Suzuken Co. Ltd.	1,500	49,322
Suzuki Motor Corp.	7,500	312,268
Sysmex Corp.	3,300	200,546
T&D Holdings, Inc.	13,000	189,665
Taiheiyo Cement Corp.	24,000	80,459
Taisei Corp.	21,000	153,205
Taisho Pharmaceutical Holdings Co. Ltd.	700	56,963
Taiyo Nippon Sanso Corp.	2,500	29,345
Takashimaya Co. Ltd.	6,000	52,589
Takeda Pharmaceutical Co. Ltd.	15,000	705,730
TDK Corp.	2,700	171,509
Teijin Ltd.	3,600	68,047
Terumo Corp.	7,500	260,921
THK Co. Ltd.	2,300	58,133
Tobu Railway Co. Ltd.	19,000	96,481
Toho Co. Ltd.	2,300	61,101
Toho Gas Co. Ltd. (a)	7,000	49,618
Tohoku Electric Power Co., Inc.	9,400	127,522
Tokio Marine Holdings, Inc.	14,400	609,680
The Tokyo Electric Power Co Holdings, Inc. (b)	33,100	129,885
Tokyo Electron Ltd.	3,400	372,280
Tokyo Gas Co. Ltd.	43,000	195,972
Tokyo Tatemono Co. Ltd.	4,000	52,874
Tokyu Corp.	24,000	170,192
Tokyu Fudosan Holdings Corp.	9,700	52,730
TonenGeneral Sekiyu KK (d)	6,000	70,062
Toppan Printing Co. Ltd.	11,000	112,372
Toray Industries, Inc. (a)	31,000	275,365
Toshiba Corp. (a) (b)	88,000	190,738
TOTO Ltd. (a)	2,900	109,841
Toyo Seikan Group Holdings Ltd.	3,100	50,564
Toyo Suisan Kaisha Ltd.	1,700	63,409
Toyoda Gosei Co. Ltd.	1,300	33,155
Toyota Industries Corp.	3,400	169,483

	Number of Shares	Value
Toyota Motor Corp.	55,300	$3,009,411
Toyota Tsusho Corp.	4,800	145,715
Trend Micro, Inc.	2,400	106,950
Tsuruha Holdings, Inc.	700	64,839
Unicharm Corp.	8,400	201,523
United Urban Investment Corp.	69	105,977
USS Co. Ltd.	4,500	75,153
West Japan Railway Co.	3,600	234,484
Yahoo! Japan Corp. (a)	29,500	136,661
Yakult Honsha Co. Ltd.	1,800	100,066
Yamada Denki Co. Ltd. (a)	12,600	63,019
Yamaguchi Financial Group, Inc. (a)	4,000	43,474
Yamaha Corp.	3,400	93,584
Yamaha Motor Co. Ltd.	5,800	140,208
Yamato Holdings Co. Ltd.	7,800	163,742
Yamazaki Baking Co. Ltd.	2,500	51,521
Yaskawa Electric Corp.	5,200	104,640
Yokogawa Electric Corp.	4,400	69,451
The Yokohama Rubber Co. Ltd.	2,100	41,226

		64,690,319

Luxembourg — 0.3%
ArcelorMittal (b)	38,635	323,232
Eurofins Scientific SE	223	97,050
Millicom International Cellular SA	1,614	90,010
RTL Group	709	57,105
SES SA	7,563	176,052
Tenaris SA	9,801	167,621

		911,070

Mauritius — 0.0%
Golden Agri-Resources Ltd.	136,900	37,645

Netherlands — 4.0%
ABN AMRO Group NV (c)	5,846	141,808
Aegon NV	36,797	187,219
AerCap Holdings NV (b)	3,200	147,104
Airbus SE	12,250	932,218
Akzo Nobel NV	5,305	439,669
Altice NV Class A (b)	7,685	173,766
Altice NV Class B (b)	2,109	47,676
ASML Holding NV	7,892	1,046,795
Boskalis Westminster	1,983	68,384
CNH Industrial NV	22,746	219,361
EXOR NV	2,500	129,298
Ferrari NV	968	72,029
Ferrari NV	1,554	115,555
Fiat Chrysler Automobiles NV (b)	3,280	35,670
Fiat Chrysler Automobiles NV (b)	15,554	170,005
Gemalto NV	1,668	93,167
Gemalto NV	216	12,070
Heineken Holding NV	2,094	166,522
Heineken NV	4,846	412,396
ING Groep NV	82,057	1,239,747
Koninklijke Ahold Delhaize NV	27,012	578,113

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Koninklijke DSM NV	3,973	$268,664
Koninklijke KPN NV	76,394	230,005
Koninklijke Philips NV	20,005	643,055
Koninklijke Vopak NV	1,359	59,318
Mobileye NV (b)	3,900	239,460
NN Group NV	6,828	222,079
NXP Semiconductor NV (b)	6,345	656,708
QIAGEN NV	5,022	145,777
Randstad Holding NV (a)	2,466	142,285
RELX NV	21,398	397,549
STMicroelectronics NV	13,200	202,026
Unilever NV	34,493	1,713,603
Wolters Kluwer NV	6,537	271,653

		11,620,754

New Zealand — 0.2%
Auckland International Airport Ltd.	22,046	104,035
Contact Energy Ltd.	13,826	48,990
Fletcher Building Ltd.	16,098	93,547
Mercury NZ Ltd.	13,427	29,655
Meridian Energy Ltd.	24,301	47,651
Ryman Healthcare Ltd.	7,231	42,427
Spark New Zealand Ltd.	42,626	104,240

		470,545

Norway — 0.6%
DNB ASA	20,515	325,237
Gjensidige Forsikring ASA	4,284	65,269
Marine Harvest ASA	7,889	120,184
Norsk Hydro ASA	27,951	162,459
Orkla ASA	16,908	151,352
Schibsted ASA Class A	1,414	36,431
Schibsted ASA Class B	1,666	38,128
StatoilHydro ASA	23,754	408,280
Telenor ASA	16,376	272,605
Yara International ASA	3,678	141,639

		1,721,584

Papua New Guinea — 0.1%
Oil Search Ltd.	28,414	156,058

Portugal — 0.2%
Banco Espirito Santo SA Registered (b) (d)	39,664	423
EDP — Energias de Portugal SA	53,864	182,575
Galp Energia SGPS SA	11,275	171,255
Jeronimo Martins SGPS SA	5,319	95,217

		449,470

Singapore — 1.2%
Ascendas Real Estate Investment Trust	49,600	89,354
CapitaLand Commercial Trust	39,900	44,149
CapitaLand Commercial Trust	47,300	66,652
Capitaland Ltd.	57,600	149,475

	Number of Shares	Value
City Developments Ltd.	7,800	$56,925
ComfortDelGro Corp. Ltd.	43,900	80,343
DBS Group Holdings, Ltd.	38,751	537,794
Genting Singapore PLC	144,000	105,002
Global Logistic Properties Ltd.	61,000	121,327
Hutchison Port Holdings Trust	100,300	41,624
Jardine Cycle & Carriage Ltd.	1,877	58,855
Keppel Corp. Ltd.	30,400	150,982
Oversea-Chinese Banking Corp. Ltd.	66,183	460,208
SATS Ltd.	13,600	47,456
SembCorp Industries Ltd.	18,800	42,769
Singapore Airlines Ltd.	11,000	79,187
Singapore Exchange Ltd.	16,400	90,327
Singapore Press Holdings Ltd. (a)	30,800	78,165
Singapore Technologies Engineering Ltd.	37,300	99,523
Singapore Telecommunications Ltd.	176,200	494,001
StarHub Ltd. (a)	11,100	22,801
Suntec Real Estate Investment Trust	45,800	58,685
United Overseas Bank Ltd.	27,673	437,713
UOL Group Ltd.	8,976	44,760
Wilmar International Ltd.	44,500	112,204
Yangzijiang Shipbuilding Holdings Ltd.	31,300	25,285

		3,595,566

Spain — 3.2%
Abertis Infraestructuras SA	14,414	232,202
ACS Actividades de Construccion y Servicios SA	4,390	149,383
Aena SA (c)	1,464	231,627
Amadeus IT Group SA	9,237	468,329
Banco Bilbao Vizcaya Argentaria SA	138,859	1,076,922
Banco de Sabadell SA	111,194	203,816
Banco Popular Espanol SA (a)	63,894	62,027
Banco Santander SA	308,812	1,892,602
Bankia SA (a)	107,532	122,299
Bankinter SA	15,454	129,773
CaixaBank SA	77,136	331,535
Distribuidora Internacional de Alimentacion SA (a)	11,871	68,651
Enagas SA	5,218	135,410
Endesa SA	6,554	154,029
Ferrovial SA	10,835	216,841
Gas Natural SDG SA	7,248	158,592
Grifols SA	6,199	152,048
Iberdrola SA	116,757	835,146
Industria de Diseno Textil SA	23,036	811,947
International Consolidated Airlines Group SA	17,624	116,578
Mapfre SA	20,426	70,061
Red Electrica Corp. SA	8,993	172,451
Repsol YPF SA	24,145	372,843
Telefonica SA	95,874	1,075,622

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zardoya Otis SA	3,434	$31,725

		9,272,459

Sweden — 2.7%
Alfa Laval AB	6,676	125,771
Assa Abloy AB Class B	21,083	432,657
Atlas Copco AB Class A	14,141	499,176
Atlas Copco AB Class B	8,343	265,180
Boliden AB	5,686	169,621
Electrolux AB Series B (a)	4,984	138,593
Getinge AB Class B (a)	3,801	66,723
Hennes & Mauritz AB Class B	20,003	510,464
Hexagon AB Class B	5,763	231,536
Husqvarna AB Class B	8,031	70,545
ICA Gruppen AB	1,498	51,143
Industrivarden AB Class C	3,062	66,380
Investor AB Class B	9,578	403,535
Kinnevik AB Class B	4,803	128,205
L E Lundbergforetagen AB Class B	769	52,172
Lundin Petroleum AB (b)	4,525	91,896
Nordea Bank AB	64,155	733,014
Sandvik AB	23,149	345,286
Securitas AB Class B	7,285	113,895
Skandinaviska Enskilda Banken AB Class A (a)	31,929	355,280
Skanska AB	7,067	166,540
SKF AB Class B (a)	8,275	163,823
Svenska Cellulosa AB Class B	12,799	413,112
Svenska Handelsbanken AB (a)	32,146	440,916
Swedbank AB Class A (a)	19,068	441,780
Swedish Match AB	4,280	139,114
Tele2 AB	6,792	64,890
Telefonaktiebolaget LM Ericsson Class B (a)	64,579	431,428
TeliaSonera AB	57,742	242,389
Volvo AB Class B (a)	32,631	480,421

		7,835,485

Switzerland — 8.4%
ABB Ltd. Registered	39,785	930,483
Actelion Ltd.	2,044	576,908
Adecco Group AG	3,587	254,813
Aryzta AG	1,673	53,700
Baloise Holding AG	1,028	141,525
Barry Callebaut AG Registered	42	54,900
Chocoladefabriken Lindt & Spruengli AG	21	119,087
Chocoladefabriken Lindt & Spruengli AG	2	132,848
Cie Financiere Richemont SA	11,029	870,550
Coca-Cola HBC AG (b)	4,276	110,419
Credit Suisse Group AG	42,868	636,752
Dufry AG (b)	1,028	156,732
EMS-Chemie Holding AG Registered	172	100,221

	Number of Shares	Value
Galenica AG Registered	92	$97,094
Geberit AG Registered	778	335,566
Givaudan SA Registered	194	349,427
Julius Baer Group Ltd.	4,982	248,718
Kuehne & Nagel International AG	1,114	157,486
LafargeHolcim Ltd.	4,505	265,844
LafargeHolcim Ltd.	5,090	301,366
Lonza Group AG Registered	1,210	228,484
Nestle SA	65,968	5,060,606
Novartis AG	47,315	3,512,760
Pargesa Holding SA	628	44,391
Partners Group Holding AG	388	208,602
Roche Holding AG	14,887	3,797,754
Schindler Holding AG	846	163,436
Schindler Holding AG	380	72,055
SGS SA Registered	120	256,209
Sika AG	45	270,052
Sonova Holding AG Registered	1,201	166,644
The Swatch Group AG	683	244,121
The Swatch Group AG Registered	947	65,866
Swiss Life Holding AG	714	230,401
Swiss Prime Site AG	1,461	128,596
Swiss Re AG	6,836	613,920
Swisscom AG	568	262,061
Syngenta AG	1,956	863,363
UBS Group AG Registered	77,393	1,238,682
Zurich Insurance Group AG	3,181	849,255

		24,171,697

United Kingdom — 17.0%
3i Group PLC	20,245	190,118
Aberdeen Asset Management PLC	17,060	56,473
Admiral Group PLC	4,369	108,882
Anglo American PLC (b)	29,521	447,481
Antofagasta PLC	9,377	97,723
Ashtead Group PLC	11,121	230,206
Associated British Foods PLC	7,832	255,905
AstraZeneca PLC	26,783	1,646,053
Auto Trader Group PLC (c)	23,346	114,751
Aviva PLC	85,558	570,320
Babcock International Group PLC	4,926	54,467
BAE Systems PLC	66,912	539,275
Barclays PLC	355,065	1,000,838
Barratt Developments PLC	20,729	142,044
Berkeley Group Holdings PLC	3,058	122,932
BHP Billiton PLC	44,591	691,597
BP PLC	401,392	2,305,007
British American Tobacco PLC	39,493	2,617,987
The British Land Co. PLC	19,938	152,503
BT Group PLC	178,697	712,480
Bunzl PLC	7,541	218,907
Burberry Group PLC	9,192	198,958
Capita PLC	13,901	98,434
Carnival PLC	4,219	241,494

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Centrica PLC	117,701	$320,025
Cobham PLC (a)	32,726	54,566
Coca-Cola European Partners PLC	4,510	168,651
Compass Group PLC	35,494	668,761
Croda International PLC	2,986	133,444
Diageo PLC	53,261	1,525,663
Direct Line Insurance Group PLC	28,300	123,188
Dixons Carphone PLC	23,899	95,101
easyJet PLC	3,153	40,532
Experian PLC	19,976	407,763
Fresnillo PLC	5,300	102,826
G4S PLC	35,788	136,450
GKN PLC	35,356	161,210
GlaxoSmithKline PLC	103,290	2,148,618
Glencore PLC (b)	258,750	1,017,169
Hammerson PLC	17,919	128,224
Hargreaves Lansdown PLC	5,488	89,501
Hikma Pharmaceuticals PLC	2,931	72,692
HSBC Holdings PLC	408,892	3,340,923
IMI PLC	6,504	97,146
Imperial Brands PLC	20,265	982,888
Inmarsat PLC	9,246	98,599
InterContinental Hotels Group PLC	3,872	189,593
Intertek Group PLC	3,344	165,037
Intu Properties PLC	18,087	63,294
Investec PLC	13,480	92,004
ITV PLC	75,457	207,327
J Sainsbury PLC	37,215	123,239
Johnson Matthey PLC	4,326	167,103
Kingfisher PLC	49,238	201,274
Land Securities Group PLC	17,382	230,752
Legal & General Group PLC	125,154	387,804
Lloyds Banking Group PLC	1,358,725	1,130,474
London Stock Exchange Group PLC	6,833	271,489
Marks & Spencer Group PLC	33,627	141,786
Mediclinic International PLC (a)	7,474	66,631
Meggitt PLC	15,851	88,511
Merlin Entertainments PLC (c)	17,032	102,347
Mondi PLC	8,166	197,459
National Grid PLC	79,555	1,009,014
Next PLC	2,892	156,650
Old Mutual PLC	106,438	267,833
Pearson PLC	17,014	145,130
Persimmon PLC	6,406	168,223
Petrofac Ltd.	4,977	57,369
Provident Financial PLC	3,079	115,706
Prudential PLC	54,555	1,154,028
Reckitt Benckiser Group PLC	13,334	1,215,252
RELX PLC	22,833	447,807
Rio Tinto PLC	26,525	1,067,691
Rolls-Royce Holdings PLC	39,154	369,510
Royal Bank of Scotland Group PLC (b)	76,923	233,358

	Number of Shares	Value
Royal Dutch Shell PLC Class A	92,539	$2,433,968
Royal Dutch Shell PLC Class B	79,338	2,179,788
Royal Mail PLC	18,810	100,199
RSA Insurance Group PLC	21,145	155,390
The Sage Group PLC	24,340	192,538
Schroders PLC	2,798	106,224
Segro PLC	22,947	131,168
Severn Trent PLC	5,283	157,437
Shire PLC	19,110	1,111,891
Sky PLC	22,355	273,240
Smith & Nephew PLC	19,363	295,058
Smiths Group PLC	8,184	166,176
SSE PLC	21,329	394,499
St James’s Place PLC	10,928	145,298
Standard Chartered PLC (b)	69,280	663,028
Standard Life PLC	43,113	191,787
Tate & Lyle PLC	11,197	107,254
Taylor Wimpey PLC	67,304	162,980
Tesco PLC (b)	171,865	399,749
Travis Perkins PLC	5,806	110,140
Unilever PLC	27,161	1,340,606
United Utilities Group PLC	13,996	174,095
Vodafone Group PLC	563,331	1,465,112
The Weir Group PLC	4,943	118,830
Whitbread PLC	4,116	204,115
William Hill PLC	16,555	60,317
WM Morrison Supermarkets PLC	49,708	149,476
Wolseley PLC	5,420	340,911
Worldpay Group PLC (c)	37,183	137,625
WPP PLC	26,969	592,043

		49,023,412

United States — 0.1%
Randgold Resources Ltd.	1,950	170,255

TOTAL COMMON STOCK (Cost $270,376,926)		274,523,341

PREFERRED STOCK — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG 4.460%	1,141	89,874
Fuchs Petrolub SE 2.040%	1,272	62,054
Henkel AG & Co. KGaA 1.240%	3,752	480,811
Porsche Automobil Holding SE 2.200%	3,419	186,528
Schaeffler AG 3.670%	3,316	58,329
Volkswagen AG 0.140%	3,913	570,045

		1,447,641

TOTAL PREFERRED STOCK (Cost $1,490,705)		1,447,641

TOTAL EQUITIES (Cost $271,867,631)		275,970,982

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 2.6%
United States — 2.6%
State Street Navigator Securities Lending Prime Portfolio (e)	7,414,030	$7,414,030

TOTAL MUTUAL FUNDS (Cost $7,414,030)		7,414,030

RIGHTS — 0.0%
Germany — 0.0%
Deutsche Bank AG, Expires 4/06/17 (b)	29,728	71,039

TOTAL RIGHTS (Cost $0)		71,039

TOTAL LONG-TERM INVESTMENTS (Cost $279,281,661)		283,456,051

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (f)	$6,290,861	6,290,861

TOTAL SHORT-TERM INVESTMENTS (Cost $6,290,861)		6,290,861

TOTAL INVESTMENTS — 100.6% (Cost $285,572,522) (g)		289,746,912

Other Assets/(Liabilities) — (0.6)%		(1,755,008)

NET ASSETS — 100.0%		$287,991,904

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $7,040,231 or 2.44% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities amounted to a value of $1,435,991 or 0.50% of net assets.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At March 31, 2017, these securities amounted to a value of $70,485 or 0.02% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $6,290,887. Collateralized by U.S. Government Agency obligations with a rate of 1.625%, maturity date of 4/30/19, and an aggregate market value, including accrued interest, of $6,418,907.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

March 31, 2017 (Unaudited)

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Australia — 2.1%
AMP Ltd.	883,257	$3,486,721
Australia & New Zealand Banking Group Ltd.	152,941	3,714,681
Goodman Group	274,483	1,623,436
Orica Ltd.	295,815	3,975,139

		12,799,977

Austria — 0.2%
Erste Group Bank AG	41,880	1,363,917

Belgium — 1.0%
Anheuser-Busch InBev SA/NV	12,764	1,402,249
KBC Group NV	68,317	4,532,850

		5,935,099

Bermuda — 0.2%
Global Brands Group Holding Ltd. (a)	6,465,600	690,426
Li & Fung Ltd.	1,209,600	525,229

		1,215,655

Brazil — 0.5%
Ambev SA ADR (Brazil)	507,457	2,922,952

Canada — 2.4%
Canadian National Railway Co.	72,818	5,383,435
Element Fleet Management Corp. (b)	203,976	1,888,141
Loblaw Cos. Ltd.	29,401	1,595,350
Suncor Energy, Inc.	148,208	4,550,387
TransCanada Corp. (b)	30,829	1,422,699

		14,840,012

Cayman Islands — 1.7%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	30,538	3,292,913
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	19,150	3,303,758
CK Hutchison Holdings Ltd.	150,100	1,846,269
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	95,500	1,770,570

		10,213,510

Chile — 0.1%
Banco Santander Chile Sponsored ADR (Chile)	31,004	777,580

Denmark — 5.5%
Bayer AG	103,591	11,940,889
Brenntag AG	21,893	1,227,903
Carlsberg A/S Class B	21,937	2,024,121
Daimler AG	105,997	7,828,083
Deutsche Boerse AG (a)	15,544	1,424,601
HeidelbergCement AG	5,420	507,433

	Number of Shares	Value
Infineon Technologies AG	38,630	$788,782
Novo Nordisk A/S Class B	120,198	4,132,330
Siemens AG	27,248	3,732,572

		33,606,714

Finland — 0.3%
Outokumpu OYJ	140,494	1,369,986
UPM-Kymmene OYJ	22,044	518,753

		1,888,739

France — 14.9%
Air Liquide SA	77,308	8,833,422
AXA SA	112,621	2,914,391
BNP Paribas SA	137,313	9,146,213
Bureau Veritas SA	147,400	3,109,598
Danone SA	109,025	7,419,170
Dassault Systemes SE	27,209	2,356,602
Engie SA	250,124	3,539,808
Hermes International	1,303	617,336
Kering	7,370	1,908,000
L’Oreal SA	16,249	3,122,954
Legrand SA	42,947	2,591,296
LVMH Moet Hennessy Louis Vuitton SE	39,882	8,769,222
Natixis SA	209,167	1,288,970
Pernod Ricard SA	77,735	9,200,506
Publicis Groupe SA	32,400	2,264,297
Renault SA	21,547	1,871,977
Safran SA	44,860	3,351,548
Sanofi	29,342	2,654,762
Schneider Electric SE	121,911	8,935,307
TOTAL SA	91,069	4,600,709
Valeo SA	38,580	2,572,937

		91,069,025

Germany — 5.9%
Allianz SE	33,320	6,172,134
Bayerische Motoren Werke AG	32,765	2,988,846
Beiersdorf AG	66,486	6,294,036
Continental AG	16,865	3,697,269
Linde AG	9,372	1,560,001
Merck KGaA	32,821	3,738,070
MTU Aero Engines AG	14,385	1,871,434
ProSiebenSat.1 Media SE	51,404	2,276,042
SAP SE	80,325	7,881,830

		36,479,662

Hong Kong — 1.4%
AIA Group Ltd.	1,182,200	7,451,626
CNOOC Ltd.	1,024,000	1,225,554

		8,677,180

India — 1.8%
Housing Development Finance Corp. Ltd.	174,185	4,029,970

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Infosys Ltd. Sponsored ADR (b)	118,700	$1,875,460
Tata Consultancy Services Ltd.	131,380	4,903,003

		10,808,433

Indonesia — 0.5%
Bank Mandiri Persero Tbk PT	3,859,300	3,388,554

Ireland — 0.7%
Ryanair Holdings PLC Sponsored ADR (Ireland) (a)	12,991	1,077,993
Willis Towers Watson PLC	26,142	3,421,727

		4,499,720

Israel — 0.9%
Check Point Software Technologies Ltd. (a)	40,105	4,117,179
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	47,049	1,509,803

		5,626,982

Italy — 2.8%
Enel SpA	483,415	2,276,353
Eni SpA	198,426	3,252,147
Intesa Sanpaolo SpA	2,668,629	7,248,349
Luxottica Group SpA	24,274	1,339,985
PRADA SpA	410,600	1,725,496
Telecom Italia SpA (a)	1,216,320	1,093,867

		16,936,197

Japan — 14.0%
Bridgestone Corp.	48,000	1,946,055
Daikin Industries Ltd.	46,800	4,717,037
Daiwa Securities Group, Inc.	357,900	2,186,619
Denso Corp.	108,400	4,782,253
Dentsu, Inc.	21,100	1,147,603
DMG Mori Co. Ltd.	55,500	869,756
FANUC Corp.	19,000	3,904,970
Honda Motor Co. Ltd.	203,000	6,133,886
Hoya Corp.	201,000	9,696,392
Japan Airlines Co. Ltd.	44,600	1,416,119
Japan Tobacco, Inc.	116,400	3,789,120
Kao Corp.	47,000	2,581,727
Komatsu Ltd.	29,000	758,654
Kubota Corp.	171,400	2,579,923
Kyocera Corp.	71,500	3,993,644
Mabuchi Motor Co. Ltd.	22,200	1,253,959
Mitsubishi Corp.	81,700	1,769,389
Mitsubishi UFJ Financial Group, Inc.	589,800	3,723,066
Mitsui Fudosan Co. Ltd.	45,000	962,693
NGK Spark Plug Co. Ltd.	57,200	1,312,484
Nippon Telegraph & Telephone Corp.	55,600	2,374,986
Olympus Corp.	40,700	1,568,840
Omron Corp.	22,700	998,779
Otsuka Corp.	21,500	1,169,222
Shin-Etsu Chemical Co. Ltd.	16,900	1,469,735

	Number of Shares	Value
Sompo Holdings, Inc.	26,700	$981,774
Sony Corp.	27,900	946,482
Sumitomo Electric Industries Ltd.	117,600	1,956,497
Sumitomo Mitsui Financial Group, Inc.	30,400	1,108,403
Sumitomo Mitsui Trust Holdings, Inc.	39,500	1,375,228
Suzuki Motor Corp.	25,800	1,074,202
Terumo Corp. (b)	162,600	5,656,758
Toyota Motor Corp.	80,800	4,397,114
Yamato Holdings Co. Ltd.	45,100	946,764

		85,550,133

Luxembourg — 0.2%
ArcelorMittal (a)	166,706	1,394,710

Mexico — 0.6%
Grupo Televisa SAB Sponsored ADR (Mexico)	136,300	3,535,622

Netherlands — 6.4%
Airbus SE	20,336	1,547,557
Akzo Nobel NV	71,858	5,955,458
ASML Holding NV	6,965	923,837
ASR Nederland NV (a)	41,492	1,182,661
CNH Industrial NV	567,100	5,469,077
EXOR NV	70,500	3,646,206
Heineken NV	6,793	578,086
ING Groep NV	541,631	8,183,156
Koninklijke Philips NV	79,535	2,556,631
NN Group NV	33,763	1,098,131
Randstad Holding NV (b)	76,080	4,389,721
RELX NV	185,291	3,442,480

		38,973,001

Norway — 0.3%
Norsk Hydro ASA	288,757	1,678,334

Republic of Korea — 0.5%
Samsung Electronics Co. Ltd.	1,551	2,856,540

Singapore — 1.4%
DBS Group Holdings, Ltd.	502,800	6,977,959
Singapore Telecommunications Ltd.	218,600	611,035
Singapore Telecommunications Ltd.	299,800	840,531

		8,429,525

Spain — 1.3%
Amadeus IT Group SA	82,116	4,163,395
Bankia SA (b)	1,758,432	1,999,910
Iberdrola SA	273,116	1,953,559

		8,116,864

Sweden — 2.6%
Atlas Copco AB Class B	26,400	839,117
Hennes & Mauritz AB Class B	318,744	8,134,142
Nordea Bank AB	191,385	2,186,702
SKF AB Class B (b)	138,100	2,734,020

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Volvo AB Class B (b)	158,600	$2,335,043

		16,229,024

Switzerland — 10.5%
Cie Financiere Richemont SA	40,450	3,192,833
Credit Suisse Group AG	395,444	5,873,845
Julius Baer Group Ltd.	47,559	2,374,301
Kuehne & Nagel International AG	30,010	4,242,506
LafargeHolcim Ltd.	72,818	4,311,364
Nestle SA	175,397	13,455,238
Novartis AG Registered	74,930	5,562,953
Roche Holding AG	40,178	10,249,624
The Swatch Group AG	7,675	2,743,232
UBS Group AG Registered	444,978	7,121,916
Zurich Insurance Group AG	19,924	5,319,258

		64,447,070

Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	73,000	458,106
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	170,234	5,590,484

		6,048,590

United Kingdom — 16.2%
Ashtead Group PLC	114,200	2,363,950
Barclays PLC	940,823	2,651,942
Barratt Developments PLC	122,648	840,437
Compass Group PLC	406,009	7,649,822
Delphi Automotive PLC	21,988	1,769,814
Diageo PLC	279,236	7,998,723
Experian PLC	215,978	4,408,685
G4S PLC	595,500	2,270,486
Glencore PLC (a)	1,732,800	6,811,789
InterContinental Hotels Group PLC	15,875	777,323
ITV PLC	434,038	1,192,573
Lloyds Banking Group PLC	8,074,293	6,717,901
Meggitt PLC	251,649	1,405,195
National Grid PLC	74,715	947,627
Prudential PLC	202,794	4,289,798
Reckitt Benckiser Group PLC	78,642	7,167,381
Rio Tinto PLC	136,784	5,505,864
Rolls-Royce Holdings PLC	258,678	2,441,236
Royal Bank of Scotland Group PLC (a)	838,400	2,543,423
Royal Dutch Shell PLC Class A	200,594	5,276,039
Schroders PLC	300	8,281
Schroders PLC	79,000	2,999,170
Shire PLC	27,476	1,598,656
Smiths Group PLC	177,012	3,594,226
Standard Chartered PLC (a)	225,100	2,154,268
TechnipFMC PLC (a)	27,914	908,361
Vodafone Group PLC	755,077	1,963,805

	Number of Shares	Value
Wolseley PLC	31,013	$1,950,679
WPP PLC	398,433	8,746,690

		98,954,144

United States — 0.6%
Yum China Holdings, Inc. (a)	146,322	3,979,958

TOTAL COMMON STOCK (Cost $550,577,615)		603,243,423

TOTAL EQUITIES (Cost $550,577,615)		603,243,423

MUTUAL FUNDS — 3.4%
United States — 3.4%
State Street Navigator Securities Lending Prime Portfolio (c)	20,519,438	20,519,438

TOTAL MUTUAL FUNDS (Cost $20,519,438)		20,519,438

TOTAL LONG-TERM INVESTMENTS (Cost $571,097,053)		623,762,861

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 3/31/17, 0.050%, due 4/03/17 (d)	$6,159,206	6,159,206

Time Deposit — 0.0%
Euro Time Deposit 0.090% 4/03/17	22,102	22,102

TOTAL SHORT-TERM INVESTMENTS (Cost $6,181,308)		6,181,308

TOTAL INVESTMENTS — 102.9% (Cost $577,278,361) (e)		629,944,169

Other Assets/(Liabilities) — (2.9)%		(17,648,860)

NET ASSETS — 100.0%		$612,295,309

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of March 31, 2017, was $19,535,024 or 3.19% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $6,159,232. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 2.000%, maturity dates ranging from 8/31/21 – 1/31/22, and an aggregate market value, including accrued interest, of $6,288,718.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$926,368,237	$376,309,067
Repurchase agreements, at value (Note 2) (b)	21,705,544	576,131
Other short-term investments, at value (Note 2) (c)	47,016,452	67,911,750

Total investments (d)	995,090,233	444,796,948

Cash	-	7,708
Foreign currency, at value (e)	-	1,452,158
Receivables from:
Investments sold	4,484,889	712,250
Collateral pledged for open derivative instruments (Note 2)	-	1,464,935
Investments sold on a when-issued basis (Note 2)	7,501,247	8,575,203
Open forward foreign currency contracts (Note 2)	-	542,204
Investment adviser (Note 3)	-	6,027
Fund shares sold	946,321	62,400
Variation margin on open derivative instruments (Note 2)	100,131	317,603
Interest and dividends	5,038,004	2,142,310
Interest tax reclaim receivable	3,591	379
Foreign taxes withheld	-	-
Prepaid expenses	56,076	71,117

Total assets	1,013,220,492	460,151,242

Liabilities:
Payables for:
Investments purchased	3,150,510	3,227,768
Written options outstanding, at value (Note 2) (f)	-	536,138
Open forward foreign currency contracts (Note 2)	845,282	692,131
Foreign currency overdraft (e)	-	-
Investments purchased on a when-issued basis (Note 2)	85,067,378	63,803,920
Fund shares repurchased	1,485,169	857,237
Securities on loan (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	211,567	45,454
Variation margin on open derivative instruments (Note 2)	-	50,702
Affiliates (Note 3):
Investment advisory fees	235,214	130,396
Administration fees	99,309	41,370
Service fees	186,282	56,327
Shareholder service fees	14,854	15,591
Distribution fees	26,667	5,978
Accrued expense and other liabilities	65,155	40,578

Total liabilities	91,387,387	69,503,590

Net assets	$921,833,105	$390,647,652

Net assets consist of:
Paid-in capital	$935,991,531	$390,586,139
Undistributed (accumulated) net investment income (loss)	2,343,746	1,823,002
Accumulated net realized gain (loss) on investments and foreign currency transactions	(18,832,384)	(5,629,677)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	2,330,212	3,868,188

Net assets	$921,833,105	$390,647,652

(a) Cost of investments:	$924,168,412	$373,836,972
(b) Cost of repurchase agreements:	$21,705,544	$576,131
(c) Cost of other short-term investments:	$46,204,556	$67,914,857
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$1,432,009
(f) Premiums on written options:	$-	$587,736

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund

$369,331,529	$1,238,988,408	$188,620,949	$3,782,330,727	$733,912,447
9,263,150	12,895,751	9,913,375	24,274,173	-
928	-	96,781	1,962,853	-

378,595,607	1,251,884,159	198,631,105	3,808,567,753	733,912,447

-	-	-	-	123,782,867
-	-	-	-	-

14,045,282	10,296,312	87,734	-	368,068
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	12,371	-	-
1,549,275	514,044	46,614	1,520,294	108,166
-	-	-	-	-
276,875	1,992,752	338,726	3,996,812	582,979
-	-	-	-	-
-	413,797	17,734	-	-
64,024	62,179	69,239	68,092	64,100

394,531,063	1,265,163,243	199,203,523	3,814,152,951	858,818,627

19,571,998	4,814,608	1,628,837	66,985	108,160,098
-	-	-	-	-
-	-	-	-	-
-	-	57	-	-
-	-	-	-	-
759,990	1,665,622	817,196	47,621,666	3,705,106
-	-	5,774,344	-	-
74,548	252,175	139,585	535,467	156,421
-	-	-	68,829	-

158,315	646,222	96,496	301,750	446,114
17,124	88,564	20,571	450,800	68,572
12,941	94,576	16,757	495,335	87,053
3,810	32,283	5,080	94,385	30,604
1,164	1,462	34	74,795	2,493
19,901	39,506	20,257	90,560	32,362

20,619,791	7,635,018	8,519,214	49,800,572	112,688,823

$373,911,272	$1,257,528,225	$190,684,309	$3,764,352,379	$746,129,804

$294,754,865	$892,720,275	$171,003,894	$2,077,878,798	$543,441,844
1,433,052	6,160,571	672,515	15,066,326	5,844,478
4,218,706	44,509,447	(1,737,106)	52,754,268	188,494,505
73,504,649	314,137,932	20,745,006	1,618,652,987	8,348,977

$373,911,272	$1,257,528,225	$190,684,309	$3,764,352,379	$746,129,804

$295,826,880	$924,836,391	$167,875,595	$2,163,799,140	$725,563,470
$9,263,150	$12,895,751	$9,913,375	$24,274,173	$-
$928	$-	$96,781	$1,963,208	$-
$-	$-	$5,617,686	$-	$-
$-	$-	$(57)	$-	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Class I shares:
Net assets	$325,253,205	$116,110,560

Shares outstanding (a)	33,266,888	11,279,933

Net asset value, offering price and redemption price per share	$9.78	$10.29

Class R5 shares:
Net assets	$97,286,651	$68,251,039

Shares outstanding (a)	9,967,157	6,626,712

Net asset value, offering price and redemption price per share	$9.76	$10.30

Service Class shares:
Net assets	$150,142,699	$48,027,906

Shares outstanding (a)	15,321,362	4,661,908

Net asset value, offering price and redemption price per share	$9.80	$10.30

Administrative Class shares:
Net assets	$62,361,110	$60,974,224

Shares outstanding (a)	6,401,962	5,935,999

Net asset value, offering price and redemption price per share	$9.74	$10.27

Class A shares:
Net assets	$4,716,797	$47,334,259

Shares outstanding (a)	483,807	4,618,901

Net asset value, and redemption price per share	$9.75	$10.25

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.24	$10.76

Class R4 shares:
Net assets	$240,664,781	$39,358,450

Shares outstanding (a)	24,541,977	3,851,560

Net asset value, offering price and redemption price per share	$9.81	$10.22

Class R3 shares:
Net assets	$41,407,862	$10,591,214

Shares outstanding (a)	4,254,922	1,044,393

Net asset value, offering price and redemption price per share	$9.73	$10.14

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund

$286,247,910	$565,694,474	$51,152,816	$1,173,324,066	$244,842,926

18,235,378	45,720,913	6,858,330	58,482,611	11,739,944

$15.70	$12.37	$7.46	$20.06	$20.86

$46,626,951	$380,661,290	$97,535,555	$699,017,152	$208,625,515

2,965,756	30,644,127	13,046,781	34,767,829	9,976,510

$15.72	$12.42	$7.48	$20.11	$20.91

$12,859,524	$69,354,024	$3,043,961	$530,388,580	$69,921,684

818,310	5,605,574	405,085	26,346,903	3,391,192

$15.71	$12.37	$7.51	$20.13	$20.62

$7,629,561	$95,676,699	$12,484,803	$540,532,399	$86,995,095

483,357	7,687,939	1,673,954	27,217,658	4,261,869

$15.78	$12.45	$7.46	$19.86	$20.41

$17,686,511	$129,454,755	$25,912,954	$26,277,685	$123,225,231

1,127,302	10,529,324	3,481,177	1,341,171	6,247,197

$15.69	$12.29	$7.44	$19.59	$19.72

$16.65	$13.04	$7.89	$20.79	$20.92

$957,772	$13,945,716	$504,862	$656,759,505	$8,418,795

61,349	1,146,121	68,417	33,376,424	430,637

$15.61	$12.17	$7.38	$19.68	$19.55

$1,903,043	$2,741,267	$49,358	$138,052,992	$4,100,558

121,575	225,843	6,780	7,144,063	218,842

$15.65	$12.14	$7.28	$19.32	$18.74

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Assets:
Investments, at value (Note 2) (a)	$123,531,257	$1,847,393,791
Repurchase agreements, at value (Note 2) (b)	3,345,362	13,587,219
Other short-term investments, at value (Note 2) (c)	18,054	13,724,007

Total investments (d)	126,894,673	1,874,705,017

Foreign currency, at value (e)	-	1
Receivables from:
Investments sold	918,317	227,565
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	14,307	-
Fund shares sold	61,334	1,023,764
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	78,658	1,502,482
Foreign taxes withheld	275	273,335
Prepaid expenses	69,664	83,288

Total assets	128,037,228	1,877,815,452

Liabilities:
Payables for:
Investments purchased	3,562,430	7,790,042
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	575,357	29,144,557
Securities on loan (Note 2)	1,573,066	-
Trustees’ fees and expenses (Note 3)	18,971	213,288
Affiliates (Note 3):
Investment advisory fees	65,953	973,269
Administration fees	13,744	129,700
Service fees	11,975	145,767
Shareholder service fees	3,646	55,598
Distribution fees	1,113	17,947
Due to custodian	-	-
Accrued expense and other liabilities	21,507	47,322

Total liabilities	5,847,762	38,517,490

Net assets	$122,189,466	$1,839,297,962

Net assets consist of:
Paid-in capital	$100,432,406	$1,380,887,651
Undistributed (accumulated) net investment income (loss)	2,590	-
Distributions in excess of net investment income	-	(4,821,268)
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,512,255	28,113,242
Net unrealized appreciation (depreciation) on investments and foreign currency translations	19,242,215	435,118,337

Net assets	$122,189,466	$1,839,297,962

(a) Cost of investments:	$104,289,040	$1,412,275,451
(b) Cost of repurchase agreements:	$3,345,362	$13,587,219
(c) Cost of other short-term investments:	$18,054	$13,724,007
(d) Securities on loan with market value of:	$1,540,468	$-
(e) Cost of foreign currency:	$-	$1

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$814,541,910	$109,508,428	$183,838,716	$293,656,324	$388,229,262
10,941,076	-	-	4,241,598	11,523,122
-	-	6,350,666	214,161	742,781

825,482,986	109,508,428	190,189,382	298,112,083	400,495,165

-	1	14	-	-

5,532,325	3,274,990	541,790	1,347,093	34,860
-	13,510	-	-	-
-	10,265	8,386	-	-
278,429	38,258	67,368	95,337	2,323,519
-	-	-	4,375	951
81,754	152,338	200,079	396,489	345,100
60,025	-	-	-	-
61,350	55,627	66,644	62,496	57,341

831,496,869	113,053,417	191,073,663	300,017,873	403,256,936

6,881,826	198,270	329,475	1,314,657	845,959
-	5,318	-	-	-
1,986,069	598,538	1,209,222	4,659,321	913,240
9,171,717	-	-	16,815,955	18,581,847
129,959	27,069	26,231	98,185	23,815

483,116	67,909	125,117	210,231	29,752
68,304	9,073	14,351	23,039	52,987
59,922	1,393	7,819	16,195	81,484
27,806	424	2,823	5,775	13,575
552	104	371	65	26,708
-	1,212,177	-	-	-
39,402	20,416	18,481	18,264	43,358

18,848,673	2,140,691	1,733,890	23,161,687	20,612,725

$812,648,196	$110,912,726	$189,339,773	$276,856,186	$382,644,211

$606,602,277	$95,016,847	$133,219,025	$208,972,120	$337,047,976
(3,532,568)	438,131	513,493	635,505	879,633
-	-	-	-	-
29,038,842	4,742,907	12,839,521	18,429,940	3,474,429
180,539,645	10,714,841	42,767,734	48,818,621	41,242,173

$812,648,196	$110,912,726	$189,339,773	$276,856,186	$382,644,211

$634,002,265	$98,801,928	$141,070,982	$244,840,458	$347,044,533
$10,941,076	$-	$6,350,666	$4,241,598	$11,523,122
$-	$-	$-	$214,112	$742,915
$8,966,545	$-	$-	$16,387,103	$18,101,390
$-	$1	$14	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Class I shares:
Net assets	$61,302,046	$856,804,634

Shares outstanding (a)	8,028,298	50,003,680

Net asset value, offering price and redemption price per share	$7.64	$17.13

Class R5 shares:
Net assets	$23,223,943	$384,064,343

Shares outstanding (a)	3,034,078	22,440,891

Net asset value, offering price and redemption price per share	$7.65	$17.11

Service Class shares:
Net assets	$7,771,777	$118,122,428

Shares outstanding (a)	1,035,349	6,961,661

Net asset value, offering price and redemption price per share	$7.51	$16.97

Administrative Class shares:
Net assets	$9,957,139	$240,246,091

Shares outstanding (a)	1,357,365	14,342,234

Net asset value, offering price and redemption price per share	$7.34	$16.75

Class A shares:
Net assets	$16,248,233	$152,345,125

Shares outstanding (a)	2,310,743	9,467,006

Net asset value, and redemption price per share	$7.03	$16.09

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$7.46	$17.07

Class R4 shares:
Net assets	$1,823,721	$56,735,192

Shares outstanding (a)	261,758	3,530,069

Net asset value, offering price and redemption price per share	$6.97	$16.07

Class R3 shares:
Net assets	$1,862,607	$30,980,149

Shares outstanding (a)	282,267	2,047,595

Net asset value, offering price and redemption price per share	$6.60	$15.13

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$322,828,510	$97,973,652	$115,687,393	$130,086,312	$93,576,327

30,989,691	6,688,580	6,683,375	10,308,024	6,864,609

$10.42	$14.65	$17.31	$12.62	$13.63

$177,506,696	$7,964,265	$43,478,330	$91,355,760	$32,420,782

17,184,353	540,263	2,509,204	7,206,205	2,385,532

$10.33	$14.74	$17.33	$12.68	$13.59

$129,642,900	$1,982,472	$8,193,552	$13,893,869	$28,324,888

12,857,357	134,853	472,009	1,100,925	2,092,436

$10.08	$14.70	$17.36	$12.62	$13.54

$88,420,162	$833,564	$9,296,113	$15,796,533	$60,451,764

9,052,134	55,949	538,526	1,271,247	4,465,640

$9.77	$14.90	$17.26	$12.43	$13.54

$85,895,860	$1,838,826	$9,975,310	$25,143,196	$37,999,623

9,358,360	125,073	579,545	2,079,648	2,812,547

$9.18	$14.70	$17.21	$12.09	$13.51

$9.74	$15.60	$18.26	$12.83	$14.33

$7,325,877	$133,563	$1,981,914	$469,483	$66,297,172

794,918	9,147	115,693	39,211	4,924,915

$9.22	$14.60	$17.13	$11.97	$13.46

$1,028,191	$186,384	$727,161	$111,033	$63,573,655

119,912	12,792	42,479	9,756	4,737,623

$8.57	$14.57	$17.12	$11.38	$13.42

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Fund
Assets:
Investments, at value (Note 2) (a)	$354,469,243	$3,964,174,406
Repurchase agreements, at value (Note 2) (b)	11,909,746	134,677,161
Other short-term investments, at value (Note 2) (c)	840,052	-

Total investments (d)	367,219,041	4,098,851,567

Foreign currency, at value (e)	14	32,692
Receivables from:
Investments sold	571,454	7,018,920
Collateral pledged for open derivative instruments (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	5,668	-
Fund shares sold	145,928	1,997,320
Variation margin on open derivative instruments (Note 2)	27,752	-
Interest and dividends	395,887	1,862,267
Foreign taxes withheld	-	-
Prepaid expenses	57,383	118,627

Total assets	368,423,127	4,109,881,393

Liabilities:
Payables for:
Investments purchased	1,669,627	4,966,064
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	1,310,657	29,923,140
Securities on loan (Note 2)	38,150,827	186,011,336
Trustees’ fees and expenses (Note 3)	19,570	361,502
Affiliates (Note 3):
Investment advisory fees	27,030	2,243,925
Administration fees	38,656	217,765
Service fees	57,056	224,416
Shareholder service fees	9,478	86,571
Distribution fees	18,818	11,426
Due to custodian	7,540	-
Accrued expense and other liabilities	39,429	49,635

Total liabilities	41,348,688	224,095,780

Net assets	$327,074,439	$3,885,785,613

Net assets consist of:
Paid-in capital	$289,662,061	$3,025,184,114
Undistributed (accumulated) net investment income (loss)	986,069	(7,106,179)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(689,574)	119,759,541
Net unrealized appreciation (depreciation) on investments and foreign currency translations	37,115,883	747,948,137

Net assets	$327,074,439	$3,885,785,613

(a) Cost of investments:	$317,595,178	$3,216,226,479
(b) Cost of repurchase agreements:	$11,909,746	$134,677,161
(c) Cost of other short-term investments:	$840,203	$-
(d) Securities on loan with market value of:	$37,054,235	$181,693,031
(e) Cost of foreign currency:	$13	$32,569

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$561,176,870	$17,097,586	$283,456,051	$623,762,861
2,525,613	-	6,290,861	6,159,206
9,278	-	-	22,102

563,711,761	17,097,586	289,746,912	629,944,169

12	21,424	2,895,749	47,912

6,710,535	235,975	-	1,995,960
-	-	659,761	-
-	275,195	123,825	353,197
-	23,339	2,351	-
280,050	53,947	701,668	285,271
-	-	437,785	-
364,056	97,418	1,254,338	2,033,632
-	84,897	609,404	1,966,743
62,418	36,785	56,636	62,750

571,128,832	17,926,566	296,488,429	636,689,634

4,627,830	-	40,800	1,476,409
-	216,385	16,267	132,828
2,112,719	279,514	782,446	1,553,904
54,372,407	-	7,414,030	20,519,438
145,067	26,742	31,541	138,607

347,491	13,964	24,508	413,242
32,575	10,317	41,943	44,997
25,050	831	50,746	38,349
9,886	67	8,402	13,401
1,089	216	18,599	1,205
1,083,911	182,797	-	20,287
29,222	1,664	67,243	41,658

62,787,247	732,497	8,496,525	24,394,325

$508,341,585	$17,194,069	$287,991,904	$612,295,309

$451,641,505	$87,937,810	$283,675,765	$612,656,149
(851,046)	190,180	1,386,200	530,504
(12,067,904)	(73,069,940)	(1,368,132)	(53,842,490)
69,619,030	2,136,019	4,298,071	52,951,146

$508,341,585	$17,194,069	$287,991,904	$612,295,309

$491,557,724	$15,013,530	$279,281,661	$571,097,053
$2,525,613	$-	$6,290,861	$6,159,206
$9,278	$-	$-	$22,102
$53,105,914	$-	$7,040,231	$19,535,024
$12	$21,515	$2,925,679	$48,235

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Fund
Class I shares:
Net assets	$147,485,373	$2,081,151,694

Shares outstanding (a)	11,267,973	104,837,733

Net asset value, offering price and redemption price per share	$13.09	$19.85

Class R5 shares:
Net assets	$12,654,343	$889,015,596

Shares outstanding (a)	967,080	45,113,032

Net asset value, offering price and redemption price per share	$13.09	$19.71

Service Class shares:
Net assets	$18,704,392	$222,937,596

Shares outstanding (a)	1,439,380	11,549,526

Net asset value, offering price and redemption price per share	$12.99	$19.30

Administrative Class shares:
Net assets	$46,799,845	$326,165,032

Shares outstanding (a)	3,593,343	17,575,619

Net asset value, offering price and redemption price per share	$13.02	$18.56

Class A shares:
Net assets	$22,731,916	$274,830,660

Shares outstanding (a)	1,754,197	15,846,945

Net asset value, and redemption price per share	$12.96	$17.34

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$13.75	$18.40

Class R4 shares:
Net assets	$42,719,005	$71,929,187

Shares outstanding (a)	3,306,744	4,130,454

Net asset value, offering price and redemption price per share	$12.92	$17.41

Class R3 shares:
Net assets	$35,979,565	$19,755,848

Shares outstanding (a)	2,794,629	1,220,751

Net asset value, offering price and redemption price per share	$12.87	$16.18

(a)	Authorized unlimited number of shares with no par value.
(b)	Amount is less than $0.05.
(c)	Amount is less than 0.5.
(d)	Net Asset value calculations reflect fractional share and dollar amount.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund		MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$287,964,834	$15,600,321		$117,775,825	$333,797,816

20,174,394	2,344,940		9,832,178	39,431,589

$14.27	$6.65		$11.98	$8.47

$116,217,438	$0	(b)	$15,461,817	$133,765,838

8,223,176	0	(c)	1,291,117	15,746,465

$14.13	$5.00	(d)	$11.98	$8.49

$34,494,357	$104,913		$23,584,711	$44,559,005

2,559,964	15,362		1,976,674	5,273,351

$13.47	$6.83		$11.93	$8.45

$30,062,084	$208,512		$43,501,309	$37,837,767

2,355,379	30,174		3,649,711	4,443,016

$12.76	$6.91		$11.92	$8.52

$35,247,485	$255,399		$16,136,073	$53,604,129

3,046,098	38,512		1,356,196	6,426,545

$11.57	$6.63		$11.90	$8.34

$12.28	$7.03		$12.63	$8.85

$2,579,084	$665,650		$39,784,552	$6,798,524

221,977	100,887		3,360,768	828,031

$11.62	$6.60		$11.84	$8.21

$1,776,303	$359,274		$31,747,617	$1,932,230

170,274	54,638		2,687,921	233,223

$10.43	$6.58		$11.81	$8.28

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended March 31, 2017 (Unaudited)

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$5,587
Interest	11,554,487	5,446,873
Securities lending net income	-	-

Total investment income	11,554,487	5,452,460

Expenses (Note 3):
Investment advisory fees	1,445,481	688,647
Custody fees	47,588	72,376
Audit fees	37,583	24,662
Legal fees	5,763	1,455
Accounting & Administration fees	40,180	23,804
Proxy fees	490	489
Shareholder reporting fees	19,263	9,916
Trustees’ fees	29,474	8,167
Registration and filing fees	43,166	41,689
Transfer agent fees	1,496	1,496

	1,670,484	872,701
Administration fees:
Class R5	54,901	32,229
Service Class	126,969	32,733
Administrative Class	51,587	37,870
Class A	2,351	33,503
Class R4	261,182	31,230
Class R3	43,773	8,196
Distribution fees:
Class R3	54,716	10,244
Distribution and Service fees:
Class A	3,918	55,838
Class R4	326,478	39,037
Class R3	54,716	10,245
Shareholder service fees:
Service Class	42,323	10,911
Administrative Class	51,587	37,870
Class A	2,351	33,503

Total expenses	2,747,336	1,246,110
Expenses waived:
Class I fees reimbursed by adviser	-	(18,404)
Class R5 fees reimbursed by adviser	-	(12,457)
Service Class fees reimbursed by adviser	-	(8,423)
Administrative Class fees reimbursed by adviser	-	(9,711)
Class A fees reimbursed by adviser	-	(8,651)
Class R4 fees reimbursed by adviser	-	(5,843)
Class R3 fees reimbursed by adviser	-	(1,549)

Net expenses	2,747,336	1,181,072

Net investment income (loss)	8,807,151	4,271,388

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund

$4,199,471	$16,065,965	$2,580,473	$40,059,797	$10,766,051
381	1,280	316	5,911	2,866
-	-	8,247	-	-

4,199,852	16,067,245	2,589,036	40,065,708	10,768,917

889,300	3,781,293	551,851	1,723,929	2,553,034
21,883	51,938	10,700	131,605	27,253
17,602	17,791	17,768	19,329	17,948
1,692	6,275	1,014	17,584	3,921
23,800	44,510	20,571	100,170	33,166
490	490	490	489	490
7,937	19,929	6,554	66,885	14,042
9,109	33,881	6,165	96,559	20,675
42,958	43,395	41,510	44,347	43,452
1,496	1,496	1,496	1,495	1,496

1,016,267	4,000,998	658,119	2,202,392	2,715,477

24,042	193,696	46,742	385,170	105,485
8,388	73,350	2,410	512,406	52,912
5,413	71,362	8,925	517,953	66,125
13,928	105,973	19,784	23,541	96,014
849	12,475	450	798,750	8,041
1,791	1,932	53	137,691	3,886

2,238	2,415	66	137,691	4,857

23,213	176,621	32,973	29,426	160,023
1,061	15,594	563	798,750	10,051
2,238	2,415	66	137,691	4,858

2,796	24,450	803	128,102	17,637
5,413	71,362	8,925	388,465	66,125
13,928	105,973	19,784	17,655	96,014

1,121,565	4,858,616	799,663	6,215,683	3,407,505

-	-	(20,775)	-	-
-	-	(39,939)	-	-
-	-	(1,374)	-	-
-	-	(5,081)	-	-
-	-	(11,288)	-	-
-	-	(194)	-	-
-	-	(23)	-	-

1,121,565	4,858,616	720,989	6,215,683	3,407,505

3,078,287	11,208,629	1,868,047	33,850,025	7,361,412

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Six Months Ended March 31, 2017 (Unaudited)

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$(17,596,609)	$(3,282,858)
Futures contracts	(2,109,520)	(1,894,492)
Written options	-	421,423
Swap agreements	-	(113,873)
Foreign currency transactions	4,155,389	651,311

Net realized gain (loss)	(15,550,740)	(4,218,489)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(10,915,579)	(4,650,405)
Futures contracts	231,157	419,277
Written options	-	38,888
Swap agreements	-	2,151,635
Translation of assets and liabilities in foreign currencies	(852,014)	(128,366)

Net change in unrealized appreciation (depreciation)	(11,536,436)	(2,168,971)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(27,087,176)	(6,387,460)

Net increase (decrease) in net assets resulting from operations	$(18,280,025)	$(2,116,072)

(a) Net of foreign withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund

$5,687,669	$51,531,947	$4,953,452	$87,032,301	$195,117,669
-	-	-	3,274,422	-
-	-	-	-	-
-	-	-	-	-
-	(743)	(11,457)	-	64,257

5,687,669	51,531,204	4,941,995	90,306,723	195,181,926

31,721,119	54,652,383	12,771,022	225,516,735	(88,267,468)
-	-	-	(247,464)	-
-	-	-	-	-
-	-	-	-	-
-	(4,209)	5,157	-	-

31,721,119	54,648,174	12,776,179	225,269,271	(88,267,468)

37,408,788	106,179,378	17,718,174	315,575,994	106,914,458

$40,487,075	$117,388,007	$19,586,221	$349,426,019	$114,275,870

$10,312	$129,390	$14,019	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended March 31, 2017 (Unaudited)

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends (a)	$901,688	$8,732,260
Interest	229	2,467
Securities lending net income	1,820	-

Total investment income	903,737	8,734,727

Expenses (Note 3):
Investment advisory fees	365,640	5,129,318
Custody fees	21,793	72,552
Audit fees	18,218	18,190
Legal fees	650	7,338
Accounting & Administration fees	22,426	50,487
Proxy fees	489	490
Shareholder reporting fees	5,136	22,456
Trustees’ fees	3,348	40,393
Registration and filing fees	41,339	47,296
Transfer agent fees	1,495	1,496

	480,534	5,390,016
Administration fees:
Class R5	11,023	184,367
Service Class	5,073	122,002
Administrative Class	7,498	175,066
Class A	11,513	114,304
Class R4	1,556	49,618
Class R3	1,585	26,517
Distribution fees:
Class R3	1,981	33,146
Distribution and Service fees:
Class A	19,188	190,507
Class R4	1,945	62,022
Class R3	1,981	33,146
Shareholder service fees:
Service Class	1,691	40,667
Administrative Class	7,498	175,066
Class A	11,513	114,304

Total expenses	564,579	6,710,748
Expenses waived:
Class I fees reimbursed by adviser	(42,604)	-
Class R5 fees reimbursed by adviser	(16,991)	-
Service Class fees reimbursed by adviser	(5,232)	-
Administrative Class fees reimbursed by adviser	(7,707)	-
Class A fees reimbursed by adviser	(11,830)	-
Class R4 fees reimbursed by adviser	(1,192)	-
Class R3 fees reimbursed by adviser	(1,215)	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	477,808	6,710,748

Net investment income (loss)	425,929	2,023,979

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$2,186,783	$1,619,368	$1,598,261	$2,892,221	$2,735,113
-	212	1,653	1,157	1,667
75,101	-	-	33,475	27,626

2,261,884	1,619,580	1,599,914	2,926,853	2,764,406

2,868,083	418,477	748,945	1,282,496	161,090
40,175	26,050	11,792	25,356	33,629
17,987	18,564	17,764	17,481	15,587
4,607	563	901	1,462	1,547
35,991	23,643	20,427	23,148	24,189
490	489	490	489	490
16,764	4,737	6,098	7,739	23,477
24,409	3,007	4,994	7,896	8,282
43,433	42,089	40,886	41,513	41,801
1,496	1,495	1,496	1,495	1,496

3,053,435	539,114	853,793	1,409,075	311,588

89,178	3,908	23,763	56,457	12,585
100,220	1,592	5,934	11,023	25,993
64,032	561	5,650	12,283	61,570
68,130	1,428	7,246	18,650	41,541
7,298	125	1,748	431	54,512
855	136	550	98	49,047

1,068	170	687	122	49,047

113,550	2,380	12,077	31,083	51,926
9,123	156	2,185	539	54,512
1,068	170	687	122	49,047

33,407	531	1,978	3,674	6,498
64,032	561	5,650	12,283	46,178
68,130	1,428	7,246	18,650	31,156

3,673,526	552,260	929,194	1,574,490	845,200

-	(54,247)	(34,313)	-	-
-	(4,022)	(13,068)	-	-
-	(1,090)	(2,176)	-	-
-	(384)	(2,071)	-	-
-	(977)	(2,657)	-	-
-	(64)	(481)	-	-
-	(71)	(151)	-	-
-	-	-	(13,243)	-
-	-	-	(11,289)	-
-	-	-	(1,468)	-
-	-	-	(1,637)	-
-	-	-	(2,486)	-
-	-	-	(43)	-
-	-	-	(10)	-

3,673,526	491,405	874,277	1,544,314	845,200

(1,411,642)	1,128,175	725,637	1,382,539	1,919,206

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Six Months Ended March 31, 2017 (Unaudited)

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$3,402,208	$33,807,780
Futures contracts	-	-
Foreign currency transactions	58	224

Net realized gain (loss)	3,402,266	33,808,004

Net change in unrealized appreciation (depreciation) on:
Investment transactions	5,951,772	96,562,668
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(2)	(157)

Net change in unrealized appreciation (depreciation)	5,951,770	96,562,511

Net realized gain (loss) and change in unrealized appreciation (depreciation)	9,354,036	130,370,515

Net increase (decrease) in net assets resulting from operations	$9,779,965	$132,394,494

(a) Net of foreign withholding tax of:	$-	$134,144

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$39,103,904	$7,704,956	$13,185,833	$22,633,708	$4,764,369
-	-	-	220,351	709,377
-	60,399	(988)	-	-

39,103,904	7,765,355	13,184,845	22,854,059	5,473,746

(7,950,764)	3,942,590	10,124,524	13,101,097	27,113,287
-	-	-	(19,261)	57,292
-	19,678	13	-	-

(7,950,764)	3,962,268	10,124,537	13,081,836	27,170,579

31,153,140	11,727,623	23,309,382	35,935,895	32,644,325

$29,741,498	$12,855,798	$24,035,019	$37,318,434	$34,563,531

$-	$3,171	$-	$3,053	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Six Months Ended March 31, 2017 (Unaudited)

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Fund
Investment income (Note 2):
Dividends (a)	$2,491,999	$13,228,688
Interest	1,978	79,651
Securities lending net income	254,417	387,355

Total investment income	2,748,394	13,695,694

Expenses (Note 3):
Investment advisory fees	149,995	12,303,059
Custody fees	55,566	133,717
Audit fees	15,580	18,709
Legal fees	1,371	14,343
Accounting & Administration fees	23,363	90,073
Proxy fees	489	490
Shareholder reporting fees	19,264	54,617
Trustees’ fees	7,548	82,629
Registration and filing fees	41,800	70,382
Transfer agent fees	1,495	1,495

	316,471	12,769,514
Administration fees:
Class R5	7,753	386,556
Service Class	16,932	170,851
Administrative Class	46,314	244,517
Class A	21,554	205,995
Class R4	43,968	63,026
Class R3	34,285	16,904
Distribution fees:
Class R3	34,285	21,130
Distribution and Service fees:
Class A	26,943	343,325
Class R4	43,968	78,783
Class R3	34,285	21,130
Shareholder service fees:
Service Class	4,233	56,950
Administrative Class	34,735	244,517
Class A	16,166	205,995

Total expenses	681,892	14,829,193
Expenses waived:
Class I fees reimbursed by adviser	(7,523)	-
Class R5 fees reimbursed by adviser	(753)	-
Service Class fees reimbursed by adviser	(936)	-
Administrative Class fees reimbursed by adviser	(2,458)	-
Class A fees reimbursed by adviser	(1,176)	-
Class R4 fees reimbursed by adviser	(2,009)	-
Class R3 fees reimbursed by adviser	(1,627)	-

Net expenses	665,410	14,829,193

Net investment income (loss)	2,082,984	(1,133,499)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$2,261,426	$349,836	$3,129,101	$5,217,927
707	104	-	1,791
96,607	3,269	24,694	69,835

2,358,740	353,209	3,153,795	5,289,553

2,001,727	139,149	128,959	2,450,144
40,246	27,136	138,979	262,270
18,674	7,584	16,271	23,915
2,401	266	1,963	3,217
27,265	30,698	29,659	44,326
489	718	489	490
11,834	4,527	32,985	11,921
13,373	766	9,760	17,231
42,552	65,782	42,299	42,630
1,495	1,544	1,496	1,496

2,160,056	278,170	402,860	2,857,640

60,212	-	11,852	68,086
25,514	124	18,600	41,818
21,825	146	40,172	27,745
27,319	199	14,492	40,735
2,107	919	39,662	6,669
1,601	309	34,771	1,924

2,001	386	34,771	2,405

45,532	332	18,115	67,892
2,634	1,148	39,662	8,337
2,001	386	34,771	2,405

8,505	41	4,650	13,939
21,825	146	30,129	27,745
27,319	199	10,869	40,735

2,408,451	282,505	735,376	3,208,075

-	(115,118)	(31,453)	-
-	-	(7,623)	-
-	(574)	(5,757)	-
-	(685)	(12,583)	-
-	(932)	(4,526)	-
-	(3,230)	(9,838)	-
-	(1,088)	(8,683)	-

2,408,451	160,878	654,913	3,208,075

(49,711)	192,331	2,498,882	2,081,478

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Six Months Ended March 31, 2017 (Unaudited)

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$2,510,272	$148,381,096
Futures contracts	679,417	-
Foreign currency transactions	-	(3,070)

Net realized gain (loss)	3,189,689	148,378,026

Net change in unrealized appreciation (depreciation) on:
Investment transactions	26,660,351	145,468,729
Futures contracts	121,793	-
Translation of assets and liabilities in foreign currencies	14	49

Net change in unrealized appreciation (depreciation)	26,782,158	145,468,778

Net realized gain (loss) and change in unrealized appreciation (depreciation)	29,971,847	293,846,804

Net increase (decrease) in net assets resulting from operations	$32,054,831	$292,713,305

(a) Net of foreign withholding tax of:	$309	$65,582

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$23,752,553	$1,717,598	$(416,578)	$11,551,499
-	31,436	711,896	-
(179)	(114,383)	(193,877)	246,056

23,752,374	1,634,651	101,441	11,797,555

20,844,097	1,532,772	14,176,022	42,339,264
-	-	12,263	-
2,501	161,238	29,388	189,843

20,846,598	1,694,010	14,217,673	42,529,107

44,598,972	3,328,661	14,319,114	54,326,662

$44,549,261	$3,520,992	$16,817,996	$56,408,140

$5,666	$40,749	$241,881	$546,468

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Total Return Bond Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,807,151	$21,825,619
Net realized gain (loss) on investment transactions	(15,550,740)	24,361,826
Net change in unrealized appreciation (depreciation) on investments	(11,536,436)	8,713,277

Net increase (decrease) in net assets resulting from operations	(18,280,025)	54,900,722

Distributions to shareholders (Note 2):
From net investment income:
Class I	(7,870,907)	(11,646,083)
Class R5	(2,790,251)	(3,418,949)
Service Class	(4,551,240)	(3,911,860)
Administrative Class	(1,532,748)	(1,554,924)
Class A	(58,288)	(38,056)
Class R4	(5,371,025)	(5,515,962)
Class R3	(859,047)	(706,660)

Total distributions from net investment income	(23,033,506)	(26,792,494)

From net realized gains:
Class I	(6,338,533)	(1,469,754)
Class R5	(2,343,175)	(450,926)
Service Class	(3,991,039)	(556,725)
Administrative Class	(1,437,368)	(228,916)
Class A	(56,887)	(5,815)
Class R4	(5,414,502)	(894,237)
Class R3	(950,202)	(132,231)

Total distributions from net realized gains	(20,531,706)	(3,738,604)

Net fund share transactions (Note 5):
Class I	40,552,533	(235,816,450)
Class R5	(11,015,441)	(52,955,915)
Service Class	(31,410,281)	(21,335,015)
Administrative Class	(13,738,311)	(11,055,342)
Class A	2,917,782	(114,239)
Class R4	(38,932,158)	(49,120,848)
Class R3	(2,082,204)	(3,958,860)

Increase (decrease) in net assets from fund share transactions	(53,708,080)	(374,356,669)

Total increase (decrease) in net assets	(115,553,317)	(349,987,045)
Net assets
Beginning of period	1,037,386,422	1,387,373,467

End of period	$921,833,105	$1,037,386,422

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$2,343,746	$16,570,101

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund		MassMutual Select Diversified Value Fund
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$4,271,388	$7,722,270	$3,078,287	$6,547,600
(4,218,489)	4,178,805	5,687,669	18,374,032
(2,168,971)	9,755,185	31,721,119	10,747,274

(2,116,072)	21,656,260	40,487,075	35,668,906

(2,344,902)	(2,104,352)	(5,970,065)	(1,221,667)
(1,674,523)	(1,461,955)	(1,008,254)	(3,009,308)
(1,022,505)	(1,803,081)	(191,402)	(202,722)
(1,301,956)	(885,218)	(140,076)	(66,927)
(969,840)	(1,037,539)	(328,272)	(182,440)
(638,914)	(431,509)	(17,038)	(3,318)
(178,876)	(79,005)	(30,235)	(6,062)

(8,131,516)	(7,802,659)	(7,685,342)	(4,692,444)

-	-	(10,642,888)	-
-	-	(1,966,043)	-
-	-	(379,991)	-
-	-	(283,231)	-
-	-	(776,599)	-
-	-	(34,820)	-
-	-	(72,108)	-

-	-	(14,155,680)	-

19,393,047	26,883,805	20,704,516	156,999,625
8,669,258	8,225,778	(2,889,390)	(169,039,194)
2,056,279	(14,119,240)	3,613,057	(7,265,323)
19,545,206	4,259,419	336,281	141,729
3,010,974	3,359,709	(3,261,850)	(2,749,576)
13,687,691	10,536,190	204,649	386,731
4,957,133	2,584,298	172,288	1,281,814

71,319,588	41,729,959	18,879,551	(20,244,194)

61,072,000	55,583,560	37,525,604	10,732,268

329,575,652	273,992,092	336,385,668	325,653,400

$390,647,652	$329,575,652	$373,911,272	$336,385,668

$1,823,002	$5,683,130	$1,433,052	$6,040,107

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Fundamental Value Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$11,208,629	$24,377,259
Net realized gain (loss) on investment transactions	51,531,204	91,082,311
Net change in unrealized appreciation (depreciation) on investments	54,648,174	40,933,427

Net increase (decrease) in net assets resulting from operations	117,388,007	156,392,997

Distributions to shareholders (Note 2):
From net investment income:
Class I	(9,855,438)	(7,875,862)
Class R5	(7,072,572)	(7,188,189)
Service Class	(1,997,608)	(2,845,064)
Administrative Class	(1,544,955)	(1,461,869)
Class A	(1,894,919)	(2,038,495)
Class R4	(211,075)	(31,688)
Class R3	(20,350)	(15,751)

Total distributions from net investment income	(22,596,917)	(21,456,918)

From net realized gains:
Class I	(38,389,049)	(46,281,071)
Class R5	(29,024,045)	(45,087,536)
Service Class	(8,811,764)	(18,900,526)
Administrative Class	(7,133,227)	(10,620,613)
Class A	(10,854,286)	(18,164,880)
Class R4	(911,229)	(207,995)
Class R3	(116,872)	(134,185)

Total distributions from net realized gains	(95,240,472)	(139,396,806)

Net fund share transactions (Note 5):
Class I	64,693,090	73,865,163
Class R5	7,453,768	(45,890,943)
Service Class	(52,902,873)	(30,347,984)
Administrative Class	1,447,901	(8,822,833)
Class A	(31,912,715)	(9,067,584)
Class R4	7,009,256	5,055,023
Class R3	1,206,868	633,158

Increase (decrease) in net assets from fund share transactions	(3,004,705)	(14,576,000)

Total increase (decrease) in net assets	(3,454,087)	(19,036,727)
Net assets
Beginning of period	1,260,982,312	1,280,019,039

End of period	$1,257,528,225	$1,260,982,312

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$6,160,571	$17,548,859

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund		MM S&P 500 Index Fund
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$1,868,047	$4,696,991	$33,850,025	$66,405,972
4,941,995	3,819,824	90,306,723	161,179,547
12,776,179	14,368,591	225,269,271	281,344,380

19,586,221	22,885,406	349,426,019	508,929,899

(1,251,972)	(1,880,949)	(24,363,216)	(18,438,367)
(2,283,380)	(3,041,190)	(15,781,529)	(15,778,015)
(62,604)	(252,981)	(9,787,077)	(11,265,838)
(265,851)	(351,071)	(9,966,910)	(7,628,821)
(534,166)	(696,660)	(387,481)	(258,430)
(11,039)	(2,353)	(11,520,027)	(8,581,094)
(961)	(1,566)	(1,872,385)	(699,099)

(4,409,973)	(6,226,770)	(73,678,625)	(62,649,664)

(2,356,756)	(7,537,007)	(43,393,769)	(18,281,037)
(4,476,714)	(12,769,934)	(29,559,075)	(16,602,756)
(139,223)	(1,097,808)	(20,021,105)	(12,897,031)
(570,228)	(1,644,212)	(20,808,952)	(9,439,887)
(1,296,759)	(3,694,184)	(916,829)	(311,663)
(22,198)	(11,207)	(25,888,389)	(11,345,262)
(2,632)	(8,711)	(4,376,517)	(838,040)

(8,864,510)	(26,763,063)	(144,964,636)	(69,715,676)

805,165	(8,414,998)	55,460,053	116,191,743
5,083,843	(29,386,141)	(157,233,038)	(129,531,451)
(1,202,720)	(4,694,547)	11,957,991	(203,718,872)
771,315	(3,819,323)	16,429,290	(40,134,859)
(1,773,150)	(5,649,322)	4,049,097	7,402,371
398,969	(86)	1,628,729	37,518,315
(3,705)	(25,147)	38,718,236	64,356,578

4,079,717	(51,989,564)	(28,989,642)	(147,916,175)

10,391,455	(62,093,991)	101,793,116	228,648,384

180,292,854	242,386,845	3,662,559,263	3,433,910,879

$190,684,309	$180,292,854	$3,764,352,379	$3,662,559,263

$672,515	$3,214,441	$15,066,326	$54,894,926

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Equity Opportunities Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,361,412	$9,762,180
Net realized gain (loss) on investment transactions	195,181,926	21,331,073
Net change in unrealized appreciation (depreciation) on investments	(88,267,468)	68,738,687

Net increase (decrease) in net assets resulting from operations	114,275,870	99,831,940

Distributions to shareholders (Note 2):
From net investment income:
Class I	(3,086,365)	(4,096,929)
Class R5	(2,663,772)	(3,911,958)
Service Class	(833,175)	(1,222,029)
Administrative Class	(940,019)	(1,453,204)
Class A	(991,150)	(2,357,730)
Class R4	(96,161)	(64,180)
Class R3	(37,120)	(47,379)

Total distributions from net investment income	(8,647,762)	(13,153,409)

From net realized gains:
Class I	(4,140,218)	(33,305,260)
Class R5	(3,855,546)	(34,110,272)
Service Class	(1,309,707)	(11,384,357)
Administrative Class	(1,630,642)	(14,481,287)
Class A	(2,472,628)	(28,593,552)
Class R4	(159,443)	(583,244)
Class R3	(81,348)	(482,246)

Total distributions from net realized gains	(13,649,532)	(122,940,218)

Net fund share transactions (Note 5):
Class I	3,148,225	4,192,341
Class R5	(21,541,708)	(26,306,262)
Service Class	(8,566,416)	(3,009,686)
Administrative Class	(13,725,790)	(3,973,770)
Class A	(39,180,033)	(24,741,038)
Class R4	1,334,753	4,526,558
Class R3	96,936	1,373,007

Increase (decrease) in net assets from fund share transactions	(78,434,033)	(47,938,850)

Total increase (decrease) in net assets	13,544,543	(84,200,537)
Net assets
Beginning of period	732,585,261	816,785,798

End of period	$746,129,804	$732,585,261

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$5,844,478	$7,130,828

Distributions in excess of net investment income included in net assets at end of period	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund		MassMutual Select Blue Chip Growth Fund
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$425,929	$995,469	$2,023,979	$2,359,946
3,402,266	13,633,746	33,808,004	67,494,968
5,951,770	266,727	96,562,511	130,056,054

9,779,965	14,895,942	132,394,494	199,910,968

(568,154)	(751,915)	(3,139,236)	(1,935,400)
(196,932)	(179,581)	(1,764,182)	(2,166,584)
(56,808)	(47,013)	(728,699)	(905,314)
(77,813)	(74,962)	(710,970)	(585,084)
(76,213)	(67,082)	(97,869)	(47,459)
(14,271)	(2,144)	(141,097)	(66,043)
(11,658)	(3,962)	(51,241)	(21,466)

(1,001,849)	(1,126,659)	(6,633,294)	(5,727,350)

(6,386,963)	(8,068,438)	(20,985,062)	(54,421,472)
(2,457,311)	(2,154,268)	(14,348,294)	(76,223,871)
(780,847)	(639,638)	(7,798,720)	(36,595,844)
(1,224,123)	(1,150,105)	(9,408,039)	(38,222,083)
(1,884,654)	(1,953,737)	(6,373,156)	(26,595,883)
(196,524)	(30,274)	(2,005,791)	(3,897,139)
(217,771)	(52,494)	(1,145,122)	(1,142,260)

(13,148,193)	(14,048,954)	(62,064,184)	(237,098,552)

6,779,489	(18,509,803)	306,749,743	190,504,053
790,733	3,018,021	5,013,533	(99,893,271)
1,449,624	949,076	(94,343,026)	24,094,939
204,267	228,682	773,799	13,689,494
329,686	(1,046,308)	(12,884,728)	16,657,548
1,152,246	513,190	10,485,641	24,392,703
596,665	1,214,767	7,252,344	18,511,152

11,302,710	(13,632,375)	223,047,306	187,956,618

6,932,633	(13,912,046)	286,744,322	145,041,684

115,256,833	129,168,879	1,552,553,640	1,407,511,956

$122,189,466	$115,256,833	$1,839,297,962	$1,552,553,640

$2,590	$578,510	$-	$-

$-	$-	$(4,821,268)	$(211,953)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Growth Opportunities Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,411,642)	$(2,507,396)
Net realized gain (loss) on investment transactions	39,103,904	67,533,040
Net change in unrealized appreciation (depreciation) on investments	(7,950,764)	18,055,615

Net increase (decrease) in net assets resulting from operations	29,741,498	83,081,259

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net investment income	-	-

From net realized gains:
Class I	(24,329,924)	(38,981,121)
Class R5	(13,168,716)	(23,803,912)
Service Class	(10,598,292)	(17,831,054)
Administrative Class	(6,692,874)	(12,455,719)
Class A	(7,450,992)	(16,598,049)
Class R4	(635,215)	(652,252)
Class R3	(74,953)	(102,779)

Total distributions from net realized gains	(62,950,966)	(110,424,886)

Net fund share transactions (Note 5):
Class I	(18,079,784)	6,394,311
Class R5	(8,625,761)	(22,570,065)
Service Class	(13,586,786)	5,172,386
Administrative Class	1,247,346	(12,272,827)
Class A	(13,443,172)	(30,532,043)
Class R4	803,672	4,494,851
Class R3	211,784	148,347

Increase (decrease) in net assets from fund share transactions	(51,472,701)	(49,165,040)

Total increase (decrease) in net assets	(84,682,169)	(76,508,667)
Net assets
Beginning of period	897,330,365	973,839,032

End of period	$812,648,196	$897,330,365

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$(3,532,568)	$(2,120,926)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$1,128,175	$1,275,270	$725,637	$846,197
7,765,355	1,495,668	13,184,845	11,666,378
3,962,268	16,772,568	10,124,537	12,556,690

12,855,798	19,543,506	24,035,019	25,069,265

(1,608,595)	(1,281,970)	(556,291)	(408,152)
(107,757)	(72,905)	(181,044)	(449,400)
(27,561)	(30,765)	(20,709)	(32,438)
(9,697)	(1,206)	(25,697)	(9,022)
(18,927)	(11,553)	(769)	(2,458)
(1,475)	(886)	(1,325)	(5,128)
(901)	(609)	-	(88)

(1,774,913)	(1,399,894)	(785,835)	(906,686)

(2,029,336)	(12,944,843)	(6,446,918)	(2,321,956)
(144,318)	(891,064)	(2,770,889)	(3,117,262)
(41,340)	(388,558)	(405,040)	(226,348)
(13,769)	(35,387)	(453,776)	(141,014)
(36,978)	(324,216)	(497,585)	(227,926)
(2,384)	(13,658)	(85,386)	(38,293)
(1,991)	(13,243)	(28,154)	(5,311)

(2,270,116)	(14,610,969)	(10,687,748)	(6,078,110)

(16,675,702)	(25,212,907)	(14,710,505)	45,464,579
322,375	(1,404,204)	(9,725,643)	(48,503,305)
(340,908)	(574,857)	353,832	3,657,179
124,977	381,890	4,182,816	(1,758,964)
(56,352)	(527,870)	515,249	1,704,295
29,731	1,237	123,710	1,027,529
74,636	12,789	248,388	277,968

(16,521,243)	(27,323,922)	(19,012,153)	1,869,281

(7,710,474)	(23,791,279)	(6,450,717)	19,953,750

118,623,200	142,414,479	195,790,490	175,836,740

$110,912,726	$118,623,200	$189,339,773	$195,790,490

$438,131	$1,084,869	$513,493	$573,691

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,382,539	$2,464,670
Net realized gain (loss) on investment transactions	22,854,059	1,127,816
Net change in unrealized appreciation (depreciation) on investments	13,081,836	31,324,876

Net increase (decrease) in net assets resulting from operations	37,318,434	34,917,362

Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,408,250)	(850,085)
Class R5	(1,125,976)	(636,073)
Service Class	(124,519)	(67,956)
Administrative Class	(138,596)	(57,520)
Class A	(124,224)	(9,255)
Class R4	(4,033)	(297)
Class R3	(597)	-

Total distributions from net investment income	(2,926,195)	(1,621,186)

From net realized gains:
Class I	(839,215)	(28,358,964)
Class R5	(732,702)	(26,816,038)
Service Class	(92,672)	(3,864,438)
Administrative Class	(111,226)	(4,094,745)
Class A	(162,946)	(7,146,651)
Class R4	(2,923)	(25,297)
Class R3	(684)	(15,919)

Total distributions from net realized gains	(1,942,368)	(70,322,052)

Net fund share transactions (Note 5):
Class I	(9,408,391)	13,522,455
Class R5	(27,911,886)	(5,581,055)
Service Class	(3,437,068)	1,102,624
Administrative Class	(2,511,893)	512,933
Class A	(4,339,662)	(252,521)
Class R4	234,739	100,718
Class R3	16,768	33,959

Increase (decrease) in net assets from fund share transactions	(47,357,393)	9,439,113

Total increase (decrease) in net assets	(14,907,522)	(27,586,763)
Net assets
Beginning of period	291,763,708	319,350,471

End of period	$276,856,186	$291,763,708

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$635,505	$2,179,161

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund		MM Russell 2000 Small Cap Index Fund
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$1,919,206	$4,078,986	$2,082,984	$3,824,023
5,473,746	27,261,689	3,189,689	14,419,724
27,170,579	11,645,536	26,782,158	24,177,978

34,563,531	42,986,211	32,054,831	42,421,725

(1,256,426)	(1,884,209)	(1,878,258)	(2,171,643)
(340,047)	(144,757)	(221,776)	(95,684)
(351,574)	(161,524)	(214,609)	(73,428)
(774,228)	(500,702)	(539,724)	(290,228)
(447,496)	(290,077)	(194,294)	(93,134)
(485,310)	(195,232)	(358,183)	(136,086)
(386,975)	(137,526)	(254,434)	(88,306)

(4,042,056)	(3,314,027)	(3,661,278)	(2,948,509)

(7,100,135)	(5,940,987)	(7,366,279)	(4,491,792)
(2,026,274)	(486,746)	(919,931)	(212,931)
(2,291,760)	(638,431)	(964,194)	(193,449)
(5,521,317)	(2,141,360)	(2,667,295)	(834,189)
(3,913,155)	(1,565,793)	(1,180,862)	(378,901)
(3,599,543)	(775,045)	(1,875,930)	(353,998)
(3,308,462)	(577,513)	(1,519,544)	(244,700)

(27,760,646)	(12,125,875)	(16,494,035)	(6,709,960)

19,041,008	(74,001,329)	14,560,162	(76,193,569)
10,800,611	8,233,835	(3,248,453)	5,768,863
4,854,977	4,752,029	4,686,112	3,686,370
(2,892,948)	7,809,259	884,312	8,508,048
(4,498,425)	6,324,124	2,012,741	3,328,695
28,792,667	20,280,246	12,165,754	16,962,829
29,063,127	22,951,665	12,743,367	14,260,660

85,161,017	(3,650,171)	43,803,995	(23,678,104)

87,921,846	23,896,138	55,703,513	9,085,152

294,722,365	270,826,227	271,370,926	262,285,774

$382,644,211	$294,722,365	$327,074,439	$271,370,926

$879,633	$3,002,483	$986,069	$2,564,363

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Mid Cap Growth Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,133,499)	$(2,084,037)
Net realized gain (loss) on investment transactions	148,378,026	147,023,683
Net change in unrealized appreciation (depreciation) on investments	145,468,778	148,866,837

Net increase (decrease) in net assets resulting from operations	292,713,305	293,806,483

Distributions to shareholders (Note 2):
From net investment income:
Class I	(2,934,635)	-
Class R5	(489,137)	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net investment income	(3,423,772)	-

From net realized gains:
Class I	(79,202,488)	(81,785,351)
Class R5	(33,707,189)	(55,211,743)
Service Class	(10,407,836)	(20,768,068)
Administrative Class	(15,578,988)	(30,187,112)
Class A	(13,641,841)	(27,155,559)
Class R4	(3,089,225)	(1,661,395)
Class R3	(900,059)	(625,778)

Total distributions from net realized gains	(156,527,626)	(217,395,006)

Tax return of capital:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from tax return of capital	-	-

Net fund share transactions (Note 5):
Class I	336,876,934	803,773,454
Class R5	33,484,655	168,193,351
Service Class	(19,225,955)	(6,304,691)
Administrative Class	(24,320,541)	(29,690,315)
Class A	(29,933,112)	(10,220,087)
Class R4	15,394,447	40,927,154
Class R3	5,176,777	8,881,610

Increase (decrease) in net assets from fund share transactions	317,453,205	975,560,476

Total increase (decrease) in net assets	450,215,112	1,051,971,953
Net assets
Beginning of period	3,435,570,501	2,383,598,548

End of period	$3,885,785,613	$3,435,570,501

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$(7,106,179)	$(2,548,908)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund		MassMutual Select Diversified International Fund
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$(49,711)	$(740,561)	$192,331	$1,727,967
23,752,374	(27,626,352)	1,634,651	(7,098,915)
20,846,598	67,899,260	1,694,010	6,294,308

44,549,261	39,532,347	3,520,992	923,360

-	-	(2,182,357)	(92,480)
-	-	-	-
-	-	(8,710)	-
-	-	(10,595)	-
-	-	(13,539)	-
-	-	(62,141)	(326)
-	-	(16,223)	-

-	-	(2,293,565)	(92,806)

-	(49,177,897)	-	-
-	(32,616,960)	-	-
-	(8,890,222)	-	-
-	(7,088,429)	-	-
-	(10,904,104)	-	-
-	(180,373)	-	-
-	(119,351)	-	-

-	(108,977,336)	-	-

-	(69,823)	-	-
-	(46,310)	-	-
-	(12,622)	-	-
-	(10,064)	-	-
-	(15,482)	-	-
-	(256)	-	-
-	(170)	-	-

-	(154,727)	-	-

(13,187,750)	65,409,071	(24,591,607)	(26,988,814)
(14,250,787)	(25,489,734)	-	(11,654)
(5,070,589)	6,878,171	(62,336)	17,266
(1,818,032)	818,188	61,462	50,487
(7,833,157)	2,056,514	(11,662)	(301,841)
597,889	1,395,690	(477,629)	1,017,929
378,166	994,687	148,448	99,644

(41,184,260)	52,062,587	(24,933,324)	(26,116,983)

3,365,001	(17,537,129)	(23,705,897)	(25,286,429)

504,976,584	522,513,713	40,899,966	66,186,395

$508,341,585	$504,976,584	$17,194,069	$40,899,966

$(851,046)	$(801,335)	$190,180	$2,291,414

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MM MSCI EAFE International Index Fund
	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,498,882	$12,136,097
Net realized gain (loss) on investment transactions	101,441	4,840,199
Net change in unrealized appreciation (depreciation) on investments	14,217,673	4,610,492

Net increase (decrease) in net assets resulting from operations	16,817,996	21,586,788

Distributions to shareholders (Note 2):
From net investment income:
Class I	(4,530,030)	(6,785,859)
Class R5	(1,577,963)	(607,053)
Service Class	(853,253)	(309,406)
Administrative Class	(1,954,094)	(736,427)
Class A	(638,937)	(237,035)
Class R4	(1,392,338)	(244,763)
Class R3	(1,261,717)	(231,410)

Total distributions from net investment income	(12,208,332)	(9,151,953)

From net realized gains:
Class I	(1,569,875)	(713,404)
Class R5	(556,282)	(65,592)
Service Class	(309,451)	(36,223)
Administrative Class	(725,106)	(89,660)
Class A	(248,397)	(32,786)
Class R4	(518,141)	(28,097)
Class R3	(487,173)	(27,157)

Total distributions from net realized gains	(4,414,425)	(992,919)

Net fund share transactions (Note 5):
Class I	22,840,092	(190,445,217)
Class R5	(15,581,245)	15,464,582
Service Class	6,643,895	1,319,875
Administrative Class	4,007,967	4,903,152
Class A	2,637,071	399,928
Class R4	13,469,766	18,287,049
Class R3	6,902,960	19,010,376

Increase (decrease) in net assets from fund share transactions	40,920,506	(131,060,255)

Total increase (decrease) in net assets	41,115,745	(119,618,339)
Net assets
Beginning of period	246,876,159	366,494,498

End of period	$287,991,904	$246,876,159

Undistributed (accumulated) net investment income (loss) included in net assets at end of period	$1,386,200	$11,095,650

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund
Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

$2,081,478	$11,332,840
11,797,555	(20,719,067)
42,529,107	35,851,044

56,408,140	26,464,817

(7,122,357)	(5,063,565)
(2,873,471)	(2,456,793)
(1,364,491)	(1,082,851)
(720,851)	(473,888)
(941,459)	(620,779)
(115,855)	(52,843)
(32,726)	(16,976)

(13,171,210)	(9,767,695)

-	-
-	-
-	-
-	-
-	-
-	-
-	-

-	-

(17,948,673)	28,654,909
(14,754,841)	(25,640,587)
(28,220,225)	(8,986,925)
(2,071,019)	458,898
(9,129,336)	(1,318,821)
(330,568)	2,959,175
(127,924)	602,560

(72,582,586)	(3,270,791)

(29,345,656)	13,426,331

641,640,965	628,214,634

$612,295,309	$641,640,965

$530,504	$11,620,236

MassMutual Select Total Return Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Interest expense to average daily net assets[p]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Net investment income (loss) to average daily net assets[n]
Class I
3/31/17[r]	$10.43	$0.10	$(0.27)	$(0.17)	$(0.27)	$(0.21)	$(0.48)	$9.78	(1.54%	)[b]	$325,253	0.35%	[a]	N/A		N/A		2.07%	[a]
9/30/16	10.17	0.21	0.30	0.51	(0.22)	(0.03)	(0.25)	10.43	5.10%		303,783	0.37%		N/A		0.34%		2.02%
9/30/15[i]	10.10	0.14	(0.06)	0.08	(0.00)[d]	(0.01)	(0.01)	10.17	0.79%	[b]	534,131	0.39%	[a]	N/A		0.34%	[a]	1.81%	[a]
12/31/14	10.12	0.21	0.23	0.44	(0.31)	(0.15)	(0.46)	10.10	4.39%		459,950	0.41%		0.00%	[e]	0.40%		2.07%
12/31/13	10.55	0.20	(0.35)	(0.15)	(0.26)	(0.02)	(0.28)	10.12	(1.43%	)	420,872	0.40%		0.00%	[e]	N/A		1.87%
12/31/12	9.98	0.26	0.71	0.97	(0.38)	(0.02)	(0.40)	10.55	9.74%		440,229	0.41%		0.00%	[e]	N/A		2.43%
12/31/11	10.09	0.33	(0.09)	0.24	(0.35)	-	(0.35)	9.98	2.41%		402,361	0.40%		N/A		N/A		3.26%
Class R5
3/31/17[r]	$10.41	$0.10	$(0.28)	$(0.18)	$(0.26)	$(0.21)	$(0.47)	$9.76	(1.66%	)[b]	$97,287	0.45%	[a]	N/A		N/A		1.95%	[a]
9/30/16	10.15	0.20	0.30	0.50	(0.21)	(0.03)	(0.24)	10.41	5.01%		115,428	0.47%		N/A		0.44%		1.94%
9/30/15[i]	10.08	0.13	(0.05)	0.08	(0.00)[d]	(0.01)	(0.01)	10.15	0.79%	[b]	166,482	0.49%	[a]	N/A		0.44%	[a]	1.70%	[a]
12/31/14	10.10	0.21	0.22	0.43	(0.30)	(0.15)	(0.45)	10.08	4.26%		148,821	0.52%		0.00%	[e]	0.51%		1.98%
12/31/13	10.54	0.18	(0.35)	(0.17)	(0.25)	(0.02)	(0.27)	10.10	(1.68%	)	175,117	0.55%		0.00%	[e]	N/A		1.72%
12/31/12	9.97	0.24	0.72	0.96	(0.37)	(0.02)	(0.39)	10.54	9.62%		169,086	0.56%		0.00%	[e]	N/A		2.26%
12/31/11	10.07	0.31	(0.07)	0.24	(0.34)	-	(0.34)	9.97	2.37%		79,275	0.55%		N/A		N/A		3.02%
Service Class
3/31/17[r]	$10.45	$0.09	$(0.29)	$(0.20)	$(0.24)	$(0.21)	$(0.45)	$9.80	(1.66%	)[b]	$150,143	0.55%	[a]	N/A		N/A		1.83%	[a]
9/30/16	10.17	0.19	0.31	0.50	(0.19)	(0.03)	(0.22)	10.45	5.04%		193,887	0.57%		N/A		0.54%		1.83%
9/30/15[i]	10.12	0.12	(0.06)	0.06	(0.00)[d]	(0.01)	(0.01)	10.17	0.59%	[b]	209,728	0.59%	[a]	N/A		0.54%	[a]	1.54%	[a]
12/31/14	10.13	0.19	0.23	0.42	(0.28)	(0.15)	(0.43)	10.12	4.23%		316,778	0.62%		0.00%	[e]	0.62%	[k]	1.86%
12/31/13	10.56	0.17	(0.35)	(0.18)	(0.23)	(0.02)	(0.25)	10.13	(1.78%	)	355,678	0.67%		0.00%	[e]	N/A		1.60%
12/31/12	9.99	0.23	0.71	0.94	(0.35)	(0.02)	(0.37)	10.56	9.43%		481,613	0.68%		0.00%	[e]	N/A		2.15%
12/31/11	10.09	0.30	(0.08)	0.22	(0.32)	-	(0.32)	9.99	2.21%		454,979	0.67%		N/A		N/A		2.89%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	130%	264%	264%	453%[u]	460%[u]	501%[u]	442%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.
r	Unaudited.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 456%, 479% and 509% as of December 31, 2014, December 31, 2013 and December 31, 2012, respectively.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Interest expense to average daily net assets[p]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Net investment income (loss) to average daily net assets[n]
Administrative Class
3/31/17[r]	$10.37	$0.09	$(0.28)	$(0.19)	$(0.23)	$(0.21)	$(0.44)	$9.74	(1.73%	)[b]	$62,361	0.65%	[a]	N/A		N/A		1.74%	[a]
9/30/16	10.11	0.17	0.31	0.48	(0.19)	(0.03)	(0.22)	10.37	4.80%		80,444	0.67%		N/A		0.64%		1.73%
9/30/15[i]	10.06	0.11	(0.05)	0.06	(0.00)[d]	(0.01)	(0.01)	10.11	0.59%	[b]	89,080	0.69%	[a]	N/A		0.64%	[a]	1.49%	[a]
12/31/14	10.07	0.18	0.23	0.41	(0.27)	(0.15)	(0.42)	10.06	4.14%		86,220	0.72%		0.00%	[e]	0.71%		1.74%
12/31/13	10.51	0.16	(0.35)	(0.19)	(0.23)	(0.02)	(0.25)	10.07	(1.86%	)	107,501	0.75%		0.00%	[e]	N/A		1.52%
12/31/12	9.95	0.22	0.71	0.93	(0.35)	(0.02)	(0.37)	10.51	9.35%		99,987	0.76%		0.00%	[e]	N/A		2.06%
12/31/11	10.07	0.29	(0.08)	0.21	(0.33)	-	(0.33)	9.95	2.13%		66,880	0.75%		N/A		N/A		2.87%
Class A
3/31/17[r]	$10.38	$0.08	$(0.28)	$(0.20)	$(0.22)	$(0.21)	$(0.43)	$9.75	(1.82%	)[b]	$4,717	0.90%	[a]	N/A		N/A		1.62%	[a]
9/30/16	10.13	0.15	0.31	0.46	(0.18)	(0.03)	(0.21)	10.38	4.62%		1,943	0.92%		N/A		0.89%		1.47%
9/30/15[i]	10.10	0.11	(0.07)	0.04	(0.00)[d]	(0.01)	(0.01)	10.13	0.39%	[b]	1,998	0.94%	[a]	N/A		0.89%	[a]	1.45%	[a]
12/31/14[h]	10.25	0.11	0.16	0.27	(0.27)	(0.15)	(0.42)	10.10	2.65%	[b]	119	0.96%	[a]	0.00%	[e]	0.95%	[a]	1.36%	[a]
Class R4
3/31/17[r]	$10.43	$0.08	$(0.28)	$(0.20)	$(0.21)	$(0.21)	$(0.42)	$9.81	(1.78%	)[b]	$240,665	0.80%	[a]	N/A		N/A		1.60%	[a]
9/30/16	10.16	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	10.43	4.70%		295,696	0.82%		N/A		0.79%		1.58%
9/30/15[i]	10.12	0.10	(0.05)	0.05	(0.00)[d]	(0.01)	(0.01)	10.16	0.49%	[b]	336,956	0.84%	[a]	N/A		0.79%	[a]	1.33%	[a]
12/31/14	10.14	0.17	0.22	0.39	(0.26)	(0.15)	(0.41)	10.12	3.88%		385,955	0.86%		0.00%	[e]	0.85%		1.62%
12/31/13	10.56	0.15	(0.35)	(0.20)	(0.20)	(0.02)	(0.22)	10.14	(1.94%	)	463,236	0.85%		0.00%	[e]	N/A		1.41%
12/31/12	9.99	0.21	0.71	0.92	(0.33)	(0.02)	(0.35)	10.56	9.25%		766,346	0.86%		0.00%	[e]	N/A		1.98%
12/31/11	10.09	0.28	(0.08)	0.20	(0.30)	-	(0.30)	9.99	2.03%		703,315	0.85%		N/A		N/A		2.71%
Class R3
3/31/17[r]	$10.35	$0.07	$(0.29)	$(0.22)	$(0.19)	$(0.21)	$(0.40)	$9.73	(1.98%	)[b]	$41,408	1.05%	[a]	N/A		N/A		1.35%	[a]
9/30/16	10.08	0.13	0.32	0.45	(0.15)	(0.03)	(0.18)	10.35	4.49%		46,206	1.07%		N/A		1.04%		1.33%
9/30/15[i]	10.06	0.08	(0.05)	0.03	(0.00)[d]	(0.01)	(0.01)	10.08	0.29%	[b]	48,998	1.09%	[a]	N/A		1.04%	[a]	1.09%	[a]
12/31/14	10.08	0.14	0.22	0.36	(0.23)	(0.15)	(0.38)	10.06	3.66%		49,462	1.11%		0.00%	[e]	1.10%		1.37%
12/31/13	10.52	0.12	(0.35)	(0.23)	(0.19)	(0.02)	(0.21)	10.08	(2.21%	)	48,925	1.10%		0.00%	[e]	N/A		1.17%
12/31/12	9.97	0.18	0.71	0.89	(0.32)	(0.02)	(0.34)	10.52	9.02%		44,647	1.11%		0.00%	[e]	N/A		1.71%
12/31/11	10.08	0.26	(0.07)	0.19	(0.30)	-	(0.30)	9.97	1.77%		24,105	1.10%		N/A		N/A		2.50%

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$10.67	$0.14	$(0.24)	$(0.10)	$(0.28)	$(0.28)	$10.29	(0.83%	)[b]	$116,111	0.52%	[a]	0.48%	[a]	2.75%	[a]
9/30/16	10.22	0.29	0.46	0.75	(0.30)	(0.30)	10.67	7.62%		99,498	0.54%		0.48%		2.80%
9/30/15[i]	10.15	0.20	(0.13)	0.07	(0.00)[d]	(0.00)[d]	10.22	0.72%	[b]	68,561	0.59%	[a]	0.48%	[a]	2.61%	[a]
12/31/14[h]	10.09	0.25	0.18	0.43	(0.37)	(0.37)	10.15	4.32%	[b]	54,827	0.60%	[a]	0.48%	[a]	3.20%	[a]
Class R5
3/31/17[r]	$10.67	$0.14	$(0.24)	$(0.10)	$(0.27)	$(0.27)	$10.30	(0.82%	)[b]	$68,251	0.62%	[a]	0.58%	[a]	2.67%	[a]
9/30/16	10.22	0.28	0.46	0.74	(0.29)	(0.29)	10.67	7.51%		61,789	0.64%		0.58%		2.70%
9/30/15[i]	10.16	0.19	(0.13)	0.06	(0.00)[d]	(0.00)[d]	10.22	0.62%	[b]	50,846	0.69%	[a]	0.58%	[a]	2.51%	[a]
12/31/14	9.82	0.32	0.38	0.70	(0.36)	(0.36)	10.16	7.13%		46,966	0.70%		0.63%		3.11%
12/31/13	10.34	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.82	(1.51%	)	82,091	0.69%		N/A		2.87%
12/31/12	9.91	0.31	0.47	0.78	(0.35)	(0.35)	10.34	7.86%		82,408	0.68%		N/A		3.02%
12/31/11	9.60	0.31	0.33	0.64	(0.33)	(0.33)	9.91	6.61%		75,607	0.66%		N/A		3.14%
Service Class
3/31/17[r]	$10.67	$0.13	$(0.24)	$(0.11)	$(0.26)	$(0.26)	$10.30	(0.97%	)[b]	$48,028	0.72%	[a]	0.68%	[a]	2.55%	[a]
9/30/16	10.22	0.27	0.47	0.74	(0.29)	(0.29)	10.67	7.42%		47,296	0.74%		0.68%		2.61%
9/30/15[i]	10.17	0.19	(0.14)	0.05	(0.00)[d]	(0.00)[d]	10.22	0.52%	[b]	59,568	0.79%	[a]	0.68%	[a]	2.41%	[a]
12/31/14	9.83	0.31	0.38	0.69	(0.35)	(0.35)	10.17	7.08%		51,447	0.79%		0.70%		3.02%
12/31/13	10.35	0.29	(0.45)	(0.16)	(0.36)	(0.36)	9.83	(1.55%	)	37,806	0.74%		N/A		2.85%
12/31/12	9.92	0.31	0.46	0.77	(0.34)	(0.34)	10.35	7.79%		25,412	0.73%		N/A		2.96%
12/31/11	9.61	0.31	0.33	0.64	(0.33)	(0.33)	9.92	6.54%		27,303	0.71%		N/A		3.08%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	89%	207%	191%	308%	352%	417%	669%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$10.64	$0.13	$(0.24)	$(0.11)	$(0.26)	$(0.26)	$10.27	(0.97%	)[b]	$60,974	0.82%	[a]	0.78%	[a]	2.48%	[a]
9/30/16	10.18	0.26	0.47	0.73	(0.27)	(0.27)	10.64	7.39%		42,980	0.84%		0.78%		2.50%
9/30/15[i]	10.14	0.18	(0.14)	0.04	(0.00)[d]	(0.00)[d]	10.18	0.42%	[b]	36,812	0.89%	[a]	0.78%	[a]	2.31%	[a]
12/31/14	9.81	0.30	0.38	0.68	(0.35)	(0.35)	10.14	6.94%		28,065	0.90%		0.80%		2.91%
12/31/13	10.32	0.27	(0.45)	(0.18)	(0.33)	(0.33)	9.81	(1.73%	)	14,613	0.89%		N/A		2.59%
12/31/12	9.90	0.29	0.46	0.75	(0.33)	(0.33)	10.32	7.57%		31,753	0.88%		N/A		2.81%
12/31/11	9.58	0.29	0.33	0.62	(0.30)	(0.30)	9.90	6.43%		26,987	0.86%		N/A		2.90%
Class A
3/31/17[r]	$10.60	$0.11	$(0.23)	$(0.12)	$(0.23)	$(0.23)	$10.25	(1.09%	)[b]	$47,334	1.07%	[a]	1.03%	[a]	2.21%	[a]
9/30/16	10.15	0.23	0.47	0.70	(0.25)	(0.25)	10.60	7.12%		45,782	1.09%		1.03%		2.25%
9/30/15[i]	10.13	0.16	(0.14)	0.02	(0.00)[d]	(0.00)[d]	10.15	0.22%	[b]	40,577	1.14%	[a]	1.03%	[a]	2.07%	[a]
12/31/14	9.80	0.27	0.38	0.65	(0.32)	(0.32)	10.13	6.66%		32,540	1.15%		1.06%		2.65%
12/31/13	10.31	0.24	(0.43)	(0.19)	(0.32)	(0.32)	9.80	(1.89%	)	27,677	1.14%		N/A		2.40%
12/31/12	9.89	0.26	0.46	0.72	(0.30)	(0.30)	10.31	7.27%		37,774	1.13%		N/A		2.57%
12/31/11	9.56	0.26	0.34	0.60	(0.27)	(0.27)	9.89	6.23%		40,971	1.11%		N/A		2.68%
Class R4
3/31/17[r]	$10.58	$0.12	$(0.24)	$(0.12)	$(0.24)	$(0.24)	$10.22	(1.04%	)[b]	$39,358	0.97%	[a]	0.93%	[a]	2.30%	[a]
9/30/16	10.15	0.24	0.47	0.71	(0.28)	(0.28)	10.58	7.20%		26,419	0.99%		0.93%		2.36%
9/30/15[i]	10.12	0.18	(0.15)	0.03	(0.00)[d]	(0.00)[d]	10.15	0.32%	[b]	14,724	1.04%	[a]	0.93%	[a]	2.36%	[a]
12/31/14[h]	10.06	0.21	0.19	0.40	(0.34)	(0.34)	10.12	3.99%	[b]	104	1.05%	[a]	0.93%	[a]	2.75%	[a]
Class R3
3/31/17[r]	$10.50	$0.10	$(0.23)	$(0.13)	$(0.23)	$(0.23)	$10.14	(1.18%	)[b]	$10,591	1.22%	[a]	1.18%	[a]	2.07%	[a]
9/30/16	10.06	0.22	0.46	0.68	(0.24)	(0.24)	10.50	6.95%		5,810	1.24%		1.18%		2.12%
9/30/15[i]	10.05	0.15	(0.14)	0.01	(0.00)[d]	(0.00)[d]	10.06	0.13%	[b]	2,904	1.29%	[a]	1.18%	[a]	1.94%	[a]
12/31/14	9.75	0.25	0.38	0.63	(0.33)	(0.33)	10.05	6.44%		1,978	1.33%		1.24%		2.49%
12/31/13	10.26	0.21	(0.44)	(0.23)	(0.28)	(0.28)	9.75	(2.22%	)	974	1.44%		N/A		2.11%
12/31/12	9.85	0.23	0.46	0.69	(0.28)	(0.28)	10.26	7.00%		1,130	1.43%		N/A		2.26%
12/31/11	9.55	0.23	0.33	0.56	(0.26)	(0.26)	9.85	5.80%		988	1.41%		N/A		2.37%

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$14.90	$0.14	$1.64	$1.78	$(0.35)	$(0.63)	$(0.98)	$15.70	12.18%	[b]	$286,248	0.57%	[a]	1.79%	[a]
9/30/16	13.64	0.27	1.20	1.47	(0.21)	-	(0.21)	14.90	10.89%		251,684	0.57%		1.90%
9/30/15[i]	14.86	0.18	(1.35)	(1.17)	(0.05)	-	(0.05)	13.64	(7.91%	)[b]	75,827	0.58%	[a]	1.66%	[a]
12/31/14[h]	13.89	0.17	1.10	1.27	(0.30)	-	(0.30)	14.86	9.20%	[b]	97,877	0.55%	[a]	1.56%	[a]
Class R5
3/31/17[r]	$14.90	$0.13	$1.64	$1.77	$(0.32)	$(0.63)	$(0.95)	$15.72	12.10%	[b]	$46,627	0.67%	[a]	1.70%	[a]
9/30/16	13.64	0.28	1.18	1.46	(0.20)	-	(0.20)	14.90	10.78%		46,830	0.67%		2.00%
9/30/15[i]	14.87	0.17	(1.35)	(1.18)	(0.05)	-	(0.05)	13.64	(7.98%	)[b]	207,187	0.68%	[a]	1.58%	[a]
12/31/14	13.56	0.29	1.30	1.59	(0.28)	-	(0.28)	14.87	11.82%		235,941	0.63%		2.07%
12/31/13	10.21	0.19	3.32	3.51	(0.16)	-	(0.16)	13.56	34.40%		329,972	0.59%		1.55%
12/31/12	8.87	0.19	1.39	1.58	(0.24)	-	(0.24)	10.21	17.79%		245,589	0.59%		1.98%
12/31/11	8.92	0.16	(0.05)	0.11	(0.16)	-	(0.16)	8.87	1.37%		212,076	0.59%		1.79%
Service Class
3/31/17[r]	$14.90	$0.12	$1.64	$1.76	$(0.32)	$(0.63)	$(0.95)	$15.71	11.99%	[b]	$12,860	0.77%	[a]	1.57%	[a]
9/30/16	13.63	0.25	1.21	1.46	(0.19)	-	(0.19)	14.90	10.75%		8,656	0.77%		1.78%
9/30/15[i]	14.88	0.16	(1.36)	(1.20)	(0.05)	-	(0.05)	13.63	(8.11%	)[b]	14,983	0.78%	[a]	1.49%	[a]
12/31/14	13.57	0.25	1.33	1.58	(0.27)	-	(0.27)	14.88	11.72%		16,147	0.73%		1.76%
12/31/13	10.22	0.17	3.32	3.49	(0.14)	-	(0.14)	13.57	34.24%		21,780	0.69%		1.44%
12/31/12	8.87	0.18	1.39	1.57	(0.22)	-	(0.22)	10.22	17.74%		18,431	0.69%		1.84%
12/31/11	8.92	0.15	(0.05)	0.10	(0.15)	-	(0.15)	8.87	1.25%		23,925	0.69%		1.69%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	27%	39%	29%	49%	44%	38%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$14.96	$0.11	$1.65	$1.76	$(0.31)	$(0.63)	$(0.94)	$15.78	11.96%	[b]	$7,630	0.87%	[a]	1.49%	[a]
9/30/16	13.68	0.24	1.20	1.44	(0.16)	-	(0.16)	14.96	10.57%		6,903	0.87%		1.66%
9/30/15[i]	14.93	0.15	(1.35)	(1.20)	(0.05)	-	(0.05)	13.68	(8.08%	)[b]	6,206	0.88%	[a]	1.38%	[a]
12/31/14	13.63	0.24	1.32	1.56	(0.26)	-	(0.26)	14.93	11.52%		9,579	0.84%		1.69%
12/31/13	10.25	0.16	3.33	3.49	(0.11)	-	(0.11)	13.63	34.13%		7,905	0.80%		1.33%
12/31/12	8.90	0.17	1.39	1.56	(0.21)	-	(0.21)	10.25	17.53%		7,642	0.80%		1.74%
12/31/11	8.92	0.14	(0.04)	0.10	(0.12)	-	(0.12)	8.90	1.17%		9,809	0.80%		1.52%
Class A
3/31/17[r]	$14.85	$0.09	$1.65	$1.74	$(0.27)	$(0.63)	$(0.90)	$15.69	11.87%	[b]	$17,687	1.12%	[a]	1.24%	[a]
9/30/16	13.58	0.20	1.20	1.40	(0.13)	-	(0.13)	14.85	10.33%		19,968	1.12%		1.43%
9/30/15[i]	14.86	0.13	(1.36)	(1.23)	(0.05)	-	(0.05)	13.58	(8.32%	)[b]	20,926	1.13%	[a]	1.14%	[a]
12/31/14	13.55	0.21	1.31	1.52	(0.21)	-	(0.21)	14.86	11.27%		23,963	1.10%		1.47%
12/31/13	10.20	0.13	3.31	3.44	(0.09)	-	(0.09)	13.55	33.78%		24,625	1.09%		1.05%
12/31/12	8.86	0.14	1.39	1.53	(0.19)	-	(0.19)	10.20	17.23%		24,405	1.09%		1.48%
12/31/11	8.90	0.11	(0.04)	0.07	(0.11)	-	(0.11)	8.86	0.83%		24,863	1.09%		1.26%
Class R4
3/31/17[r]	$14.81	$0.10	$1.64	$1.74	$(0.31)	$(0.63)	$(0.94)	$15.61	11.92%	[b]	$958	1.02%	[a]	1.33%	[a]
9/30/16	13.57	0.22	1.18	1.40	(0.16)	-	(0.16)	14.81	10.38%		711	1.02%		1.57%
9/30/15[i]	14.83	0.14	(1.35)	(1.21)	(0.05)	-	(0.05)	13.57	(8.20%	)[b]	279	1.03%	[a]	1.26%	[a]
12/31/14[h]	13.86	0.12	1.10	1.22	(0.25)	-	(0.25)	14.83	8.85%	[b]	109	1.00%	[a]	1.13%	[a]
Class R3
3/31/17[r]	$14.83	$0.08	$1.63	$1.71	$(0.26)	$(0.63)	$(0.89)	$15.65	11.73%	[b]	$1,903	1.27%	[a]	1.09%	[a]
9/30/16	13.62	0.19	1.19	1.38	(0.17)	-	(0.17)	14.83	10.17%		1,635	1.27%		1.36%
9/30/15[i]	14.91	0.12	(1.36)	(1.24)	(0.05)	-	(0.05)	13.62	(8.36%	)[b]	247	1.28%	[a]	1.06%	[a]
12/31/14	13.61	0.18	1.31	1.49	(0.19)	-	(0.19)	14.91	11.02%		194	1.28%		1.26%
12/31/13	10.25	0.09	3.33	3.42	(0.06)	-	(0.06)	13.61	33.35%		166	1.40%		0.73%
12/31/12	8.90	0.11	1.39	1.50	(0.15)	-	(0.15)	10.25	16.88%		131	1.40%		1.12%
12/31/11	8.94	0.09	(0.04)	0.05	(0.09)	-	(0.09)	8.90	0.63%		259	1.40%		0.98%

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$12.39	$0.12	$1.07	$1.19	$(0.25)	$(0.96)	$(1.21)	$12.37	9.81%	[b]	$565,694	0.63%	[a]	N/A	1.93%	[a]
9/30/16	12.46	0.25	1.27	1.52	(0.23)	(1.36)	(1.59)	12.39	13.21%		500,270	0.63%		N/A	2.04%
9/30/15[i]	13.97	0.17	(1.28)	(1.11)	-	(0.40)	(0.40)	12.46	(8.06%	)[b]	422,026	0.63%	[a]	N/A	1.65%	[a]
12/31/14	13.60	0.23	1.28	1.51	(0.24)	(0.90)	(1.14)	13.97	11.45%		408,068	0.65%		0.62%	1.65%
12/31/13	11.36	0.24	3.32	3.56	(0.26)	(1.06)	(1.32)	13.60	31.85%		267,342	0.74%		0.59%	1.82%
12/31/12	10.04	0.24	1.44	1.68	(0.36)	-	(0.36)	11.36	16.75%		204,268	0.74%		0.59%	2.21%
12/31/11	10.48	0.20	(0.43)	(0.23)	(0.21)	-	(0.21)	10.04	(2.06%	)	184,034	0.75%		0.60%	2.00%
Class R5
3/31/17[r]	$12.43	$0.11	$1.07	$1.18	$(0.23)	$(0.96)	$(1.19)	$12.42	9.75%	[b]	$380,661	0.73%	[a]	N/A	1.82%	[a]
9/30/16	12.49	0.23	1.29	1.52	(0.22)	(1.36)	(1.58)	12.43	13.12%		372,531	0.73%		N/A	1.95%
9/30/15[i]	14.01	0.16	(1.28)	(1.12)	-	(0.40)	(0.40)	12.49	(8.10%	)[b]	423,631	0.73%	[a]	N/A	1.53%	[a]
12/31/14	13.64	0.22	1.27	1.49	(0.22)	(0.90)	(1.12)	14.01	11.27%		564,826	0.78%		0.74%	1.53%
12/31/13	11.39	0.22	3.32	3.54	(0.23)	(1.06)	(1.29)	13.64	31.57%		541,839	0.94%		0.79%	1.63%
12/31/12	10.07	0.22	1.44	1.66	(0.34)	-	(0.34)	11.39	16.49%		486,471	0.94%		0.79%	2.00%
12/31/11	10.49	0.17	(0.42)	(0.25)	(0.17)	-	(0.17)	10.07	(2.29%	)	407,353	0.94%		0.80%	1.62%
Service Class
3/31/17[r]	$12.38	$0.10	$1.07	$1.17	$(0.22)	$(0.96)	$(1.18)	$12.37	9.65%	[b]	$69,354	0.83%	[a]	N/A	1.64%	[a]
9/30/16	12.44	0.22	1.29	1.51	(0.21)	(1.36)	(1.57)	12.38	13.06%		124,126	0.83%		N/A	1.86%
9/30/15[i]	13.97	0.15	(1.28)	(1.13)	-	(0.40)	(0.40)	12.44	(8.20%	)[b]	158,634	0.83%	[a]	N/A	1.44%	[a]
12/31/14	13.60	0.20	1.28	1.48	(0.21)	(0.90)	(1.11)	13.97	11.22%		208,770	0.86%		0.83%	1.44%
12/31/13	11.36	0.21	3.32	3.53	(0.23)	(1.06)	(1.29)	13.60	31.52%		207,094	0.98%		0.83%	1.58%
12/31/12	10.05	0.22	1.42	1.64	(0.33)	-	(0.33)	11.36	16.35%		158,864	0.98%		0.83%	1.96%
12/31/11	10.46	0.17	(0.41)	(0.24)	(0.17)	-	(0.17)	10.05	(2.20%	)	154,312	0.98%		0.84%	1.60%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	6%	16%	15%	19%	18%	22%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$12.44	$0.10	$1.08	$1.18	$(0.21)	$(0.96)	$(1.17)	$12.45	9.69%	[b]	$95,677	0.93%	[a]	N/A	1.61%	[a]
9/30/16	12.49	0.21	1.29	1.50	(0.19)	(1.36)	(1.55)	12.44	12.93%		94,316	0.93%		N/A	1.75%
9/30/15[i]	14.04	0.14	(1.29)	(1.15)	-	(0.40)	(0.40)	12.49	(8.30%	)[b]	102,932	0.93%	[a]	N/A	1.34%	[a]
12/31/14	13.65	0.19	1.29	1.48	(0.19)	(0.90)	(1.09)	14.04	11.14%		123,885	0.97%		0.94%	1.33%
12/31/13	11.40	0.19	3.33	3.52	(0.21)	(1.06)	(1.27)	13.65	31.35%		141,207	1.13%		0.98%	1.42%
12/31/12	10.09	0.20	1.43	1.63	(0.32)	-	(0.32)	11.40	16.16%		115,576	1.13%		0.98%	1.81%
12/31/11	10.45	0.15	(0.41)	(0.26)	(0.10)	-	(0.10)	10.09	(2.39%	)	100,173	1.13%		0.98%	1.41%
Class A
3/31/17[r]	$12.28	$0.08	$1.06	$1.14	$(0.17)	$(0.96)	$(1.13)	$12.29	9.46%	[b]	$129,455	1.18%	[a]	N/A	1.35%	[a]
9/30/16	12.35	0.18	1.26	1.44	(0.15)	(1.36)	(1.51)	12.28	12.58%		161,322	1.18%		N/A	1.50%
9/30/15[i]	13.90	0.11	(1.26)	(1.15)	-	(0.40)	(0.40)	12.35	(8.39%	)[b]	170,054	1.18%	[a]	N/A	1.08%	[a]
12/31/14	13.53	0.15	1.27	1.42	(0.15)	(0.90)	(1.05)	13.90	10.78%		215,519	1.23%		1.19%	1.08%
12/31/13	11.28	0.15	3.31	3.46	(0.15)	(1.06)	(1.21)	13.53	31.10%		272,524	1.38%		1.23%	1.18%
12/31/12	9.99	0.17	1.41	1.58	(0.29)	-	(0.29)	11.28	15.85%		332,630	1.38%		1.23%	1.56%
12/31/11	10.36	0.12	(0.40)	(0.28)	(0.09)	-	(0.09)	9.99	(2.65%	)	284,989	1.38%		1.24%	1.19%
Class R4
3/31/17[r]	$12.21	$0.09	$1.05	$1.14	$(0.22)	$(0.96)	$(1.18)	$12.17	9.58%	[b]	$13,946	1.08%	[a]	N/A	1.49%	[a]
9/30/16	12.32	0.20	1.26	1.46	(0.21)	(1.36)	(1.57)	12.21	12.78%		6,905	1.08%		N/A	1.66%
9/30/15[i]	13.86	0.12	(1.26)	(1.14)	-	(0.40)	(0.40)	12.32	(8.34%	)[b]	1,846	1.08%	[a]	N/A	1.25%	[a]
12/31/14[h]	13.74	0.12	1.10	1.22	(0.20)	(0.90)	(1.10)	13.86	9.16%	[b]	109	1.07%	[a]	N/A	1.11%	[a]
Class R3
3/31/17[r]	$12.14	$0.08	$1.05	$1.13	$(0.17)	$(0.96)	$(1.13)	$12.14	9.49%	[b]	$2,741	1.33%	[a]	N/A	1.32%	[a]
9/30/16	12.25	0.16	1.25	1.41	(0.16)	(1.36)	(1.52)	12.14	12.41%		1,512	1.33%		N/A	1.34%
9/30/15[i]	13.81	0.10	(1.26)	(1.16)	-	(0.40)	(0.40)	12.25	(8.51%	)[b]	896	1.33%	[a]	N/A	0.95%	[a]
12/31/14	13.45	0.12	1.27	1.39	(0.13)	(0.90)	(1.03)	13.81	10.63%		977	1.41%		1.37%	0.88%
12/31/13	11.25	0.11	3.29	3.40	(0.14)	(1.06)	(1.20)	13.45	30.66%		1,245	1.68%		1.53%	0.88%
12/31/12	9.90	0.14	1.40	1.54	(0.19)	-	(0.19)	11.25	15.55%		878	1.68%		1.53%	1.29%
12/31/11	10.25	0.09	(0.40)	(0.31)	(0.04)	-	(0.04)	9.90	(2.95%	)	1,951	1.68%		1.54%	0.89%

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$7.22	$0.08	$0.72	$0.80	$(0.19)	$(0.37)	$(0.56)	$7.46	11.48%	[b]	$51,153	0.72%	[a]	0.63%	[a]	2.18%	[a]
9/3016	7.57	0.16	0.61	0.77	(0.22)	(0.90)	(1.12)	7.22	11.10%		48,768	0.70%		0.63%		2.31%
9/30/15[i]	8.29	0.12	(0.78)	(0.66)	-	(0.06)	(0.06)	7.57	(7.94%	)[b]	59,771	0.67%	[a]	0.63%	[a]	1.96%	[a]
12/31/14[h]	9.64	0.15	0.08	0.23	(0.29)	(1.29)	(1.58)	8.29	3.05%	[b]	148,996	0.64%	[a]	0.63%	[a]	2.09%	[a]
Class R5
3/31/17[r]	$7.23	$0.08	$0.73	$0.81	$(0.19)	$(0.37)	$(0.56)	$7.48	11.34%	[b]	$97,536	0.82%	[a]	0.73%	[a]	2.08%	[a]
9/3016	7.58	0.16	0.60	0.76	(0.21)	(0.90)	(1.11)	7.23	10.91%		89,202	0.80%		0.73%		2.19%
9/30/15[i]	8.30	0.12	(0.78)	(0.66)	-	(0.06)	(0.06)	7.58	(7.92%	)[b]	123,464	0.77%	[a]	0.73%	[a]	1.91%	[a]
12/31/14	9.48	0.28	0.11	0.39	(0.28)	(1.29)	(1.57)	8.30	4.73%		172,533	0.75%		0.74%		2.92%
12/31/13	7.82	0.21	2.21	2.42	(0.25)	(0.51)	(0.76)	9.48	31.24%		337,852	0.77%		0.75%		2.33%
12/31/12	10.08	0.18	0.96	1.14	(0.17)	(3.23)	(3.40)	7.82	11.22%		336,198	0.77%		0.77%	[k]	1.67%
12/31/11	10.60	0.10	(0.54)	(0.44)	(0.08)	-	(0.08)	10.08	(4.15%	)	309,422	0.77%		N/A		1.00%
Service Class
3/31/17[r]	$7.24	$0.08	$0.72	$0.80	$(0.16)	$(0.37)	$(0.53)	$7.51	11.27%	[b]	$3,044	0.92%	[a]	0.83%	[a]	2.08%	[a]
9/3016	7.59	0.15	0.61	0.76	(0.21)	(0.90)	(1.11)	7.24	10.78%		4,159	0.90%		0.83%		2.11%
9/30/15[i]	8.32	0.11	(0.78)	(0.67)	-	(0.06)	(0.06)	7.59	(8.03%	)[b]	9,543	0.87%	[a]	0.83%	[a]	1.76%	[a]
12/31/14	9.49	0.27	0.11	0.38	(0.26)	(1.29)	(1.55)	8.32	4.59%		13,470	0.85%		0.83%		2.81%
12/31/13	7.83	0.20	2.21	2.41	(0.24)	(0.51)	(0.75)	9.49	31.11%		34,719	0.86%		0.84%		2.23%
12/31/12	10.07	0.15	0.99	1.14	(0.15)	(3.23)	(3.38)	7.83	11.22%		26,190	0.86%		0.86%	[k]	1.38%
12/31/11	10.60	0.10	(0.56)	(0.46)	(0.07)	-	(0.07)	10.07	(4.34%	)	65,751	0.86%		N/A		0.91%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	14%	8%	6%	50%	34%	107%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$7.20	$0.07	$0.73	$0.80	$(0.17)	$(0.37)	$(0.54)	$7.46	11.28%	[b]	$12,485	1.02%	[a]	0.93%	[a]	1.88%	[a]
9/3016	7.55	0.14	0.60	0.74	(0.19)	(0.90)	(1.09)	7.20	10.61%		11,292	1.00%		0.93%		1.99%
9/30/15[i]	8.27	0.10	(0.76)	(0.66)	-	(0.06)	(0.06)	7.55	(7.95%	)[b]	15,634	0.97%	[a]	0.93%	[a]	1.70%	[a]
12/31/14	9.46	0.24	0.12	0.36	(0.26)	(1.29)	(1.55)	8.27	4.42%		25,165	0.96%		0.94%		2.48%
12/31/13	7.80	0.19	2.20	2.39	(0.22)	(0.51)	(0.73)	9.46	30.99%		29,046	1.01%		0.99%		2.08%
12/31/12	10.06	0.14	0.97	1.11	(0.14)	(3.23)	(3.37)	7.80	10.93%		41,924	1.01%		1.01%	[k]	1.34%
12/31/11	10.57	0.08	(0.54)	(0.46)	(0.05)	-	(0.05)	10.06	(4.37%	)	48,977	1.01%		N/A		0.77%
Class A
3/31/17[r]	$7.18	$0.06	$0.72	$0.78	$(0.15)	$(0.37)	$(0.52)	$7.44	11.02%	[b]	$25,913	1.27%	[a]	1.18%	[a]	1.64%	[a]
9/3016	7.52	0.12	0.61	0.73	(0.17)	(0.90)	(1.07)	7.18	10.45%		26,732	1.25%		1.18%		1.74%
9/30/15[i]	8.26	0.09	(0.77)	(0.68)	-	(0.06)	(0.06)	7.52	(8.21%	)[b]	33,802	1.22%	[a]	1.18%	[a]	1.44%	[a]
12/31/14	9.44	0.21	0.13	0.34	(0.23)	(1.29)	(1.52)	8.26	4.22%		50,363	1.21%		1.19%		2.24%
12/31/13	7.79	0.17	2.18	2.35	(0.19)	(0.51)	(0.70)	9.44	30.53%		65,907	1.26%		1.24%		1.84%
12/31/12	10.03	0.11	0.98	1.09	(0.10)	(3.23)	(3.33)	7.79	10.77%		69,701	1.26%		1.26%	[k]	1.05%
12/31/11	10.54	0.05	(0.55)	(0.50)	(0.01)	-	(0.01)	10.03	(4.70%	)	104,872	1.26%		N/A		0.51%
Class R4
3/31/17[r]	$7.15	$0.06	$0.72	$0.78	$(0.18)	$(0.37)	$(0.55)	$7.38	11.27%	[b]	$505	1.17%	[a]	1.08%	[a]	1.75%	[a]
9/3016	7.50	0.13	0.61	0.74	(0.19)	(0.90)	(1.09)	7.15	10.64%		89	1.15%		1.08%		1.85%
9/30/15[i]	8.24	0.10	(0.78)	(0.68)	-	(0.06)	(0.06)	7.50	(8.23%	)[b]	94	1.12%	[a]	1.08%	[a]	1.57%	[a]
12/31/14[h]	9.59	0.12	0.08	0.20	(0.26)	(1.29)	(1.55)	8.24	2.71%	[b]	103	1.09%	[a]	1.08%	[a]	1.68%	[a]
Class R3
3/31/17[r]	$7.02	$0.05	$0.71	$0.76	$(0.13)	$(0.37)	$(0.50)	$7.28	11.03%	[b]	$49	1.42%	[a]	1.33%	[a]	1.51%	[a]
9/3016	7.38	0.11	0.59	0.70	(0.16)	(0.90)	(1.06)	7.02	10.26%		51	1.40%		1.33%		1.56%
9/30/15[i]	8.12	0.08	(0.76)	(0.68)	-	(0.06)	(0.06)	7.38	(8.35%	)[b]	79	1.37%	[a]	1.33%	[a]	1.31%	[a]
12/31/14	9.30	0.19	0.14	0.33	(0.22)	(1.29)	(1.51)	8.12	4.10%		94	1.40%		1.38%		2.06%
12/31/13	7.68	0.14	2.16	2.30	(0.17)	(0.51)	(0.68)	9.30	30.27%		114	1.56%		1.54%		1.54%
12/31/12	9.93	0.07	0.97	1.04	(0.06)	(3.23)	(3.29)	7.68	10.32%		117	1.56%		1.56%	[k]	0.70%
12/31/11	10.44	0.02	(0.53)	(0.51)	-	-	-	9.93	(4.89%	)	434	1.55%		N/A		0.22%

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$19.40	$0.20	$1.69	$1.89	$(0.44)	$(0.79)	$(1.23)	$20.06	10.04%	[b]	$1,173,324	0.12%	[a]	N/A		2.05%	[a]
9/30/16	17.50	0.38	2.24	2.62	(0.36)	(0.36)	(0.72)	19.40	15.30%		1,078,531	0.12%		N/A		2.05%
9/30/15[i]	18.54	0.27	(1.26)	(0.99)	-	(0.05)	(0.05)	17.50	(5.35%	)[b]	860,720	0.12%	[a]	N/A		1.93%	[a]
12/31/14	16.99	0.34	1.94	2.28	(0.34)	(0.39)	(0.73)	18.54	13.55%		619,847	0.13%		0.11%		1.90%
12/31/13	13.20	0.32	3.93	4.25	(0.35)	(0.11)	(0.46)	16.99	32.34%		436,004	0.18%		0.08%		2.01%
12/31/12	11.66	0.29	1.57	1.86	(0.32)	-	(0.32)	13.20	15.96%		103,732	0.18%		0.08%		2.23%
12/31/11[g]	11.85	0.01	(0.02)	(0.01)	(0.18)	-	(0.18)	11.66	0.00%	[b,e]	57,185	0.17%	[a]	0.06%	[a]	1.80%	[a]
Class R5
3/31/17[r]	$19.43	$0.19	$1.70	$1.89	$(0.42)	$(0.79)	$(1.21)	$20.11	9.96%	[b]	$699,017	0.22%	[a]	N/A		1.97%	[a]
9/30/16	17.52	0.37	2.24	2.61	(0.34)	(0.36)	(0.70)	19.43	15.20%		828,915	0.22%		N/A		1.95%
9/30/15[i]	18.58	0.25	(1.26)	(1.01)	-	(0.05)	(0.05)	17.52	(5.44%	)[b]	872,011	0.22%	[a]	N/A		1.82%	[a]
12/31/14	17.02	0.32	1.95	2.27	(0.32)	(0.39)	(0.71)	18.58	13.46%		1,003,654	0.23%		0.22%		1.79%
12/31/13	13.23	0.29	3.94	4.23	(0.33)	(0.11)	(0.44)	17.02	32.11%		1,003,965	0.25%		0.20%		1.88%
12/31/12	11.69	0.27	1.57	1.84	(0.30)	-	(0.30)	13.23	15.77%		833,287	0.26%		0.21%		2.07%
12/31/11[p]	11.70	0.22	(0.01)	0.21	(0.22)	-	(0.22)	11.69	1.84%		737,960	0.21%		0.21%	[k]	1.85%
Service Class
3/31/17[r]	$19.43	$0.18	$1.69	$1.87	$(0.38)	$(0.79)	$(1.17)	$20.13	9.92%	[b]	$530,389	0.37%	[a]	N/A		1.80%	[a]
9/30/16	17.52	0.34	2.24	2.58	(0.31)	(0.36)	(0.67)	19.43	15.03%		499,673	0.37%		N/A		1.80%
9/30/15[i]	18.60	0.23	(1.26)	(1.03)	-	(0.05)	(0.05)	17.52	(5.54%	)[b]	636,417	0.37%	[a]	N/A		1.66%	[a]
12/31/14	17.05	0.29	1.94	2.23	(0.29)	(0.39)	(0.68)	18.60	13.21%		736,040	0.39%		0.38%		1.63%
12/31/13	13.25	0.25	3.95	4.20	(0.29)	(0.11)	(0.40)	17.05	31.86%		609,354	0.47%		0.42%		1.66%
12/31/12	11.71	0.24	1.58	1.82	(0.28)	-	(0.28)	13.25	15.51%		516,727	0.47%		0.42%		1.86%
12/31/11	11.71	0.19	(0.00)[d]	0.19	(0.19)	-	(0.19)	11.71	1.69%		437,378	0.42%		0.42%	[k]	1.62%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	1%	4%	2%	5%	10%	3%	2%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
g	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.
p	Class Z shares were renamed Class I shares on September 30, 2011. Class I shares were renamed Class R5 shares on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$19.19	$0.16	$1.68	$1.84	$(0.38)	$(0.79)	$(1.17)	$19.86	9.84%	[b]	$540,532	0.47%	[a]	N/A		1.70%	[a]
9/30/16	17.30	0.32	2.22	2.54	(0.29)	(0.36)	(0.65)	19.19	14.96%		506,085	0.47%		N/A		1.70%
9/30/15[i]	18.39	0.22	(1.26)	(1.04)	-	(0.05)	(0.05)	17.30	(5.66%	)[b]	493,479	0.47%	[a]	N/A		1.57%	[a]
12/31/14	16.86	0.27	1.93	2.20	(0.28)	(0.39)	(0.67)	18.39	13.18%		557,940	0.48%		0.47%		1.54%
12/31/13	13.11	0.25	3.90	4.15	(0.29)	(0.11)	(0.40)	16.86	31.81%		335,898	0.50%		0.45%		1.63%
12/31/12	11.58	0.23	1.57	1.80	(0.27)	-	(0.27)	13.11	15.56%		269,106	0.50%		0.45%		1.82%
12/31/11	11.59	0.19	(0.02)	0.17	(0.18)	-	(0.18)	11.58	1.55%		251,190	0.45%		0.45%	[k]	1.58%
Class A
3/31/17[r]	$18.92	$0.14	$1.65	$1.79	$(0.33)	$(0.79)	$(1.12)	$19.59	9.73%	[b]	$26,278	0.72%	[a]	N/A		1.46%	[a]
9/30/16	17.12	0.27	2.19	2.46	(0.30)	(0.36)	(0.66)	18.92	14.63%		21,320	0.72%		N/A		1.46%
9/30/15[i]	18.23	0.18	(1.24)	(1.06)	-	(0.05)	(0.05)	17.12	(5.82%	)[b]	11,784	0.72%	[a]	N/A		1.33%	[a]
12/31/14[h]	17.01	0.19	1.68	1.87	(0.26)	(0.39)	(0.65)	18.23	11.10%	[b]	3,314	0.72%	[a]	N/A		1.43%	[a]
Class R4
3/31/17[r]	$19.01	$0.15	$1.66	$1.81	$(0.35)	$(0.79)	$(1.14)	$19.68	9.79%	[b]	$656,760	0.62%	[a]	N/A		1.55%	[a]
9/30/16	17.16	0.29	2.19	2.48	(0.27)	(0.36)	(0.63)	19.01	14.72%		632,838	0.62%		N/A		1.55%
9/30/15[i]	18.25	0.19	(1.23)	(1.04)	-	(0.05)	(0.05)	17.16	(5.70%	)[b]	534,856	0.62%	[a]	N/A		1.41%	[a]
12/31/14	16.74	0.24	1.90	2.14	(0.24)	(0.39)	(0.63)	18.25	12.92%		547,665	0.66%		0.63%		1.37%
12/31/13	13.02	0.22	3.87	4.09	(0.26)	(0.11)	(0.37)	16.74	31.57%		535,280	0.84%		0.65%		1.43%
12/31/12	11.51	0.21	1.55	1.76	(0.25)	-	(0.25)	13.02	15.28%		388,374	0.90%		0.65%		1.63%
12/31/11	11.52	0.16	(0.00)[d]	0.16	(0.17)	-	(0.17)	11.51	1.42%		336,032	0.85%		0.65%		1.40%
Class R3
3/31/17[r]	$18.70	$0.12	$1.63	$1.75	$(0.34)	$(0.79)	$(1.13)	$19.32	9.60%	[b]	$138,053	0.87%	[a]	N/A		1.30%	[a]
9/30/16	16.95	0.24	2.17	2.41	(0.30)	(0.36)	(0.66)	18.70	14.49%		95,197	0.87%		N/A		1.29%
9/30/15[i]	18.06	0.16	(1.22)	(1.06)	-	(0.05)	(0.05)	16.95	(5.88%	)[b]	24,643	0.87%	[a]	N/A		1.21%	[a]
12/31/14	16.58	0.19	1.90	2.09	(0.22)	(0.39)	(0.61)	18.06	12.68%		3,736	0.92%		0.89%		1.12%
12/31/13	12.90	0.17	3.83	4.00	(0.21)	(0.11)	(0.32)	16.58	31.14%		4,940	1.14%		0.95%		1.13%
12/31/12	11.41	0.17	1.53	1.70	(0.21)	-	(0.21)	12.90	14.91%		3,869	1.20%		0.95%		1.33%
12/31/11	11.42	0.13	(0.01)	0.12	(0.13)	-	(0.13)	11.41	1.13%		3,385	1.15%		0.95%		1.10%

MassMutual Select Equity Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$18.40	$0.22	$2.87	$3.09	$(0.27)	$(0.36)	$(0.63)	$20.86	16.94%	[b]	$244,843	0.73%	[a]	N/A	2.22%	[a]
9/30/16	19.31	0.25	2.13	2.38	(0.36)	(2.93)	(3.29)	18.40	13.56%		213,648	0.73%		N/A	1.43%
9/30/15[i]	22.69	0.28	(3.41)	(3.13)	-	(0.25)	(0.25)	19.31	(13.85%	)[b]	216,254	0.73%	[a]	N/A	1.70%	[a]
12/31/14	23.34	0.46	2.34	2.80	(0.47)	(2.98)	(3.45)	22.69	12.54%		222,925	0.74%		0.71%	1.94%
12/31/13	18.86	0.14	6.99	7.13	(0.14)	(2.51)	(2.65)	23.34	38.45%		167,586	0.78%		0.68%	0.63%
12/31/12	16.98	0.20	3.38	3.58	(0.19)	(1.51)	(1.70)	18.86	21.28%		121,833	0.78%		0.68%	1.04%
12/31/11	17.64	0.17	(0.22)	(0.05)	(0.29)	(0.32)	(0.61)	16.98	(0.12%	)	86,517	0.79%		0.69%	1.01%
Class R5
3/31/17[r]	$18.44	$0.21	$2.87	$3.08	$(0.25)	$(0.36)	$(0.61)	$20.91	16.85%	[b]	$208,626	0.83%	[a]	N/A	2.07%	[a]
9/30/16	19.34	0.23	2.14	2.37	(0.34)	(2.93)	(3.27)	18.44	13.44%		203,817	0.83%		N/A	1.32%
9/30/15[i]	22.74	0.27	(3.42)	(3.15)	-	(0.25)	(0.25)	19.34	(13.91%	)[b]	240,748	0.83%	[a]	N/A	1.62%	[a]
12/31/14	23.38	0.45	2.33	2.78	(0.44)	(2.98)	(3.42)	22.74	12.44%		336,501	0.84%		0.82%	1.89%
12/31/13	18.89	0.11	7.00	7.11	(0.11)	(2.51)	(2.62)	23.38	38.28%		316,010	0.90%		0.80%	0.51%
12/31/12	17.00	0.17	3.39	3.56	(0.16)	(1.51)	(1.67)	18.89	21.17%		266,390	0.90%		0.80%	0.88%
12/31/11	17.63	0.13	(0.20)	(0.07)	(0.24)	(0.32)	(0.56)	17.00	(0.23%	)	233,071	0.90%		0.80%	0.73%
Service Class
3/31/17[r]	$18.18	$0.19	$2.84	$3.03	$(0.23)	$(0.36)	$(0.59)	$20.62	16.81%	[b]	$69,922	0.93%	[a]	N/A	1.92%	[a]
9/30/16	19.11	0.21	2.10	2.31	(0.31)	(2.93)	(3.24)	18.18	13.31%		69,632	0.93%		N/A	1.22%
9/30/15[i]	22.49	0.25	(3.38)	(3.13)	-	(0.25)	(0.25)	19.11	(14.02%	)[b]	76,245	0.93%	[a]	N/A	1.50%	[a]
12/31/14	23.16	0.44	2.29	2.73	(0.42)	(2.98)	(3.40)	22.49	12.33%		98,642	0.94%		0.92%	1.87%
12/31/13	18.74	0.09	6.94	7.03	(0.10)	(2.51)	(2.61)	23.16	38.13%		98,784	1.00%		0.90%	0.42%
12/31/12	16.88	0.14	3.38	3.52	(0.15)	(1.51)	(1.66)	18.74	21.03%		59,000	1.00%		0.90%	0.77%
12/31/11	17.49	0.11	(0.20)	(0.09)	(0.20)	(0.32)	(0.52)	16.88	(0.35%	)	60,921	1.00%		0.90%	0.63%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	118%	36%	39%	35%	27%	30%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$17.99	$0.18	$2.81	$2.99	$(0.21)	$(0.36)	$(0.57)	$20.41	16.75%	[b]	$86,995	1.03%	[a]	N/A	1.85%	[a]
9/30/16	18.94	0.20	2.07	2.27	(0.29)	(2.93)	(3.22)	17.99	13.19%		89,646	1.03%		N/A	1.12%
9/30/15[i]	22.31	0.23	(3.35)	(3.12)	-	(0.25)	(0.25)	18.94	(14.04%	)[b]	97,736	1.03%	[a]	N/A	1.42%	[a]
12/31/14	23.00	0.38	2.30	2.68	(0.39)	(2.98)	(3.37)	22.31	12.20%		111,776	1.05%		1.03%	1.63%
12/31/13	18.62	0.06	6.90	6.96	(0.07)	(2.51)	(2.58)	23.00	37.97%		105,331	1.15%		1.05%	0.26%
12/31/12	16.79	0.12	3.34	3.46	(0.12)	(1.51)	(1.63)	18.62	20.82%		73,933	1.15%		1.05%	0.64%
12/31/11	17.32	0.08	(0.18)	(0.10)	(0.11)	(0.32)	(0.43)	16.79	(0.48%	)	60,937	1.15%		1.05%	0.46%
Class A
3/31/17[r]	$17.37	$0.15	$2.70	$2.85	$(0.14)	$(0.36)	$(0.50)	$19.72	16.62%	[b]	$123,225	1.28%	[a]	N/A	1.60%	[a]
9/30/16	18.38	0.15	2.01	2.16	(0.24)	(2.93)	(3.17)	17.37	12.93%		146,239	1.28%		N/A	0.87%
9/30/15[i]	21.69	0.18	(3.24)	(3.06)	-	(0.25)	(0.25)	18.38	(14.16%	)[b]	181,803	1.28%	[a]	N/A	1.16%	[a]
12/31/14	22.46	0.33	2.21	2.54	(0.33)	(2.98)	(3.31)	21.69	11.86%		227,294	1.30%		1.28%	1.45%
12/31/13	18.23	0.00 [d]	6.75	6.75	(0.01)	(2.51)	(2.52)	22.46	37.66%		218,492	1.40%		1.30%	0.01%
12/31/12	16.46	0.07	3.28	3.35	(0.07)	(1.51)	(1.58)	18.23	20.55%		160,758	1.40%		1.30%	0.37%
12/31/11	16.99	0.04	(0.19)	(0.15)	(0.06)	(0.32)	(0.38)	16.46	(0.79%	)	142,551	1.40%		1.30%	0.23%
Class R4
3/31/17[r]	$17.28	$0.17	$2.68	$2.85	$(0.22)	$(0.36)	$(0.58)	$19.55	16.62%	[b]	$8,419	1.18%	[a]	N/A	1.83%	[a]
9/30/16	18.35	0.16	2.02	2.18	(0.32)	(2.93)	(3.25)	17.28	13.11%		6,065	1.18%		N/A	0.98%
9/30/15[i]	21.65	0.24	(3.29)	(3.05)	-	(0.25)	(0.25)	18.35	(14.14%	)[b]	1,683	1.18%	[a]	N/A	1.52%	[a]
12/31/14[h]	22.25	0.10	2.67	2.77	(0.39)	(2.98)	(3.37)	21.65	13.01%	[b]	113	1.17%	[a]	N/A	0.55%	[a]
Class R3
3/31/17[r]	$16.55	$0.13	$2.58	$2.71	$(0.16)	$(0.36)	$(0.52)	$18.74	16.54%	[b]	$4,101	1.43%	[a]	N/A	1.46%	[a]
9/30/16	17.72	0.12	1.93	2.05	(0.29)	(2.93)	(3.22)	16.55	12.76%		3,539	1.43%		N/A	0.74%
9/30/15[i]	20.95	0.14	(3.12)	(2.98)	-	(0.25)	(0.25)	17.72	(14.28%	)[b]	2,317	1.44%	[a]	N/A	0.94%	[a]
12/31/14	21.80	0.29	2.13	2.42	(0.29)	(2.98)	(3.27)	20.95	11.67%		721	1.49%		1.47%	1.31%
12/31/13	17.80	(0.06)	6.57	6.51	-	(2.51)	(2.51)	21.80	37.19%		731	1.70%		1.60%	(0.28%	)
12/31/12	16.10	(0.01)	3.22	3.21	-	(1.51)	(1.51)	17.80	20.13%		477	1.70%		1.60%	(0.06%	)
12/31/11	16.60	(0.02)	(0.16)	(0.18)	-	(0.32)	(0.32)	16.10	(1.02%	)	1,425	1.70%		1.60%	(0.09%	)

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$8.01	$0.03	$0.62	$0.65	$(0.08)	$(0.94)	$(1.02)	$7.64	9.16%	[b]	$61,302	0.85%	[a]	0.70%	[a]	0.91%	[a]
9/30/16	8.02	0.07	0.86	0.93	(0.08)	(0.86)	(0.94)	8.01	12.02%		56,680	0.82%		0.70%		0.86%
9/30/15[i]	8.18	0.05	(0.18)	(0.13)	-	(0.03)	(0.03)	8.02	(1.60%	)[b]	75,265	0.81%	[a]	0.70%	[a]	0.80%	[a]
12/31/14[h]	8.42	0.07	0.78	0.85	(0.09)	(1.00)	(1.09)	8.18	10.42%	[b]	86,370	0.75%	[a]	0.70%	[a]	1.03%	[a]
Class R5
3/31/17[r]	$8.02	$0.03	$0.62	$0.65	$(0.08)	$(0.94)	$(1.02)	$7.65	9.02%	[b]	$23,224	0.95%	[a]	0.80%	[a]	0.81%	[a]
9/30/16	8.03	0.06	0.86	0.92	(0.07)	(0.86)	(0.93)	8.02	11.88%		23,154	0.92%		0.80%		0.76%
9/30/15[i]	8.20	0.04	(0.18)	(0.14)	-	(0.03)	(0.03)	8.03	(1.71%	)[b]	20,054	0.91%	[a]	0.80%	[a]	0.71%	[a]
12/31/14	8.35	0.06	0.86	0.92	(0.07)	(1.00)	(1.07)	8.20	11.38%		21,110	0.87%		0.80%		0.75%
12/31/13	6.62	0.06	2.05	2.11	(0.07)	(0.31)	(0.38)	8.35	32.24%		86,288	0.90%		0.81%		0.79%
12/31/12	5.89	0.07	0.71	0.78	(0.05)	(0.00)[d]	(0.05)	6.62	13.26%		73,897	0.91%		0.83%		1.02%
12/31/11	5.72	0.02	0.16	0.18	(0.01)	-	(0.01)	5.89	3.13%		20,468	0.64%		N/A		0.31%
Service Class
3/31/17[r]	$7.88	$0.03	$0.61	$0.64	$(0.07)	$(0.94)	$(1.01)	$7.51	9.08%	[b]	$7,772	1.05%	[a]	0.90%	[a]	0.71%	[a]
9/30/16	7.91	0.05	0.84	0.89	(0.06)	(0.86)	(0.92)	7.88	11.69%		6,561	1.02%		0.90%		0.67%
9/30/15[i]	8.07	0.04	(0.17)	(0.13)	-	(0.03)	(0.03)	7.91	(1.62%	)[b]	5,627	1.01%	[a]	0.90%	[a]	0.62%	[a]
12/31/14	8.25	0.06	0.83	0.89	(0.07)	(1.00)	(1.07)	8.07	11.13%		6,829	0.94%		0.90%		0.76%
12/31/13	6.54	0.05	2.04	2.09	(0.07)	(0.31)	(0.38)	8.25	32.23%		6,015	0.94%		0.91%		0.68%
12/31/12	5.82	0.05	0.71	0.76	(0.04)	(0.00)[d]	(0.04)	6.54	13.09%		3,948	0.97%		0.94%		0.73%
12/31/11	5.66	0.01	0.15	0.16	(0.00)[d]	-	(0.00)[d]	5.82	2.89%		1,859	0.74%		N/A		0.21%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	29%	49%	37%	59%	62%	109%	49%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$7.72	$0.02	$0.60	$0.62	$(0.06)	$(0.94)	$(1.00)	$7.34	9.02%	[b]	$9,957	1.15%	[a]	1.00%	[a]	0.59%	[a]
9/30/16	7.77	0.04	0.83	0.87	(0.06)	(0.86)	(0.92)	7.72	11.54%		10,205	1.12%		1.00%		0.56%
9/30/15[i]	7.93	0.03	(0.16)	(0.13)	-	(0.03)	(0.03)	7.77	(1.65%	)[b]	10,157	1.11%	[a]	1.00%	[a]	0.50%	[a]
12/31/14	8.13	0.05	0.81	0.86	(0.06)	(1.00)	(1.06)	7.93	10.93%		9,696	1.06%		1.01%		0.64%
12/31/13	6.45	0.04	2.00	2.04	(0.05)	(0.31)	(0.36)	8.13	32.00%		10,925	1.09%		1.06%		0.55%
12/31/12	5.74	0.04	0.70	0.74	(0.03)	(0.00)[d]	(0.03)	6.45	12.97%		10,370	1.12%		1.09%		0.61%
12/31/11	5.58	0.00 [d]	0.16	0.16	-	-	-	5.74	2.87%		6,929	0.89%		N/A		0.06%
Class A
3/31/17[r]	$7.43	$0.01	$0.57	$0.58	$(0.04)	$(0.94)	$(0.98)	$7.03	8.77%	[b]	$16,248	1.40%	[a]	1.25%	[a]	0.36%	[a]
9/30/16	7.50	0.02	0.80	0.82	(0.03)	(0.86)	(0.89)	7.43	11.30%		16,594	1.37%		1.25%		0.31%
9/30/15[i]	7.68	0.02	(0.17)	(0.15)	-	(0.03)	(0.03)	7.50	(1.96%	)[b]	17,774	1.36%	[a]	1.25%	[a]	0.26%	[a]
12/31/14	7.89	0.03	0.80	0.83	(0.04)	(1.00)	(1.04)	7.68	10.86%		24,193	1.31%		1.26%		0.38%
12/31/13	6.28	0.02	1.94	1.96	(0.04)	(0.31)	(0.35)	7.89	31.53%		23,867	1.34%		1.31%		0.29%
12/31/12	5.58	0.02	0.69	0.71	(0.01)	(0.00)[d]	(0.01)	6.28	12.79%		16,843	1.37%		1.35%		0.29%
12/31/11	5.44	(0.01)	0.15	0.14	-	-	-	5.58	2.57%		15,768	1.14%		N/A		(0.19%	)
Class R4
3/31/17[r]	$7.39	$0.02	$0.57	$0.59	$(0.07)	$(0.94)	$(1.01)	$6.97	9.00%	[b]	$1,824	1.30%	[a]	1.15%	[a]	0.49%	[a]
9/30/16	7.49	0.03	0.79	0.82	(0.06)	(0.86)	(0.92)	7.39	11.33%		720	1.27%		1.15%		0.42%
9/30/15[i]	7.66	0.02	(0.16)	(0.14)	-	(0.03)	(0.03)	7.49	(1.84%	)[b]	193	1.26%	[a]	1.15%	[a]	0.32%	[a]
12/31/14[h]	7.95	0.04	0.73	0.77	(0.06)	(1.00)	(1.06)	7.66	10.03%	[b]	110	1.20%	[a]	1.15%	[a]	0.59%	[a]
Class R3
3/31/17[r]	$7.04	$0.01	$0.54	$0.55	$(0.05)	$(0.94)	$(0.99)	$6.60	8.88%	[b]	$1,863	1.55%	[a]	1.40%	[a]	0.19%	[a]
9/30/16	7.19	0.01	0.76	0.77	(0.06)	(0.86)	(0.92)	7.04	11.15%		1,343	1.52%		1.40%		0.20%
9/30/15[i]	7.38	(0.00)[d]	(0.16)	(0.16)	-	(0.03)	(0.03)	7.19	(2.18%	)[b]	100	1.51%	[a]	1.40%	[a]	(0.06%	)[a]
12/31/14	7.64	0.02	0.76	0.78	(0.04)	(1.00)	(1.04)	7.38	10.51%		3	1.49%		1.44%		0.24%
12/31/13	6.07	0.00 [d]	1.88	1.88	(0.00)[d]	(0.31)	(0.31)	7.64	31.26%		168	1.64%		1.61%		0.02%
12/31/12	5.41	(0.00)[d]	0.66	0.66	-	(0.00)[d]	(0.00)[d]	6.07	12.27%		248	1.68%		1.66%		(0.02%	)
12/31/11	5.28	(0.03)	0.16	0.13	-	-	-	5.41	2.46%		337	1.44%		N/A		(0.50%	)

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$16.66	$0.03	$1.20	$1.23	$(0.10)	$(0.66)	$(0.76)	$17.13	7.75%	[b]	$856,805	0.65%	[a]	N/A		0.41%	[a]
9/30/16	17.24	0.05	2.33	2.38	(0.10)	(2.86)	(2.96)	16.66	14.57%		511,543	0.66%		N/A		0.34%
9/30/15[i]	17.24	0.03	0.13	0.16	-	(0.16)	(0.16)	17.24	0.87%	[b]	317,029	0.67%	[a]	N/A		0.24%	[a]
12/31/14[h]	16.75	0.01	1.73	1.74	-	(1.25)	(1.25)	17.24	10.55%	[b]	268,755	0.66%	[a]	N/A		0.05%	[a]
Class R5
3/31/17[r]	$16.63	$0.03	$1.19	$1.22	$(0.08)	$(0.66)	$(0.74)	$17.11	7.71%	[b]	$384,064	0.75%	[a]	N/A		0.30%	[a]
9/30/16	17.22	0.04	2.31	2.35	(0.08)	(2.86)	(2.94)	16.63	14.38%		367,547	0.76%		N/A		0.23%
9/30/15[i]	17.23	0.02	0.13	0.15	-	(0.16)	(0.16)	17.22	0.81%	[b]	491,897	0.77%	[a]	N/A		0.14%	[a]
12/31/14	16.94	(0.01)	1.55	1.54	-	(1.25)	(1.25)	17.23	9.25%		560,395	0.76%		0.76%	[n]	(0.05%	)
12/31/13	12.77	0.00 [d]	5.24	5.24	(0.00)[d]	(1.07)	(1.07)	16.94	41.38%		526,553	0.78%		0.76%		0.02%
12/31/12	10.81	0.04	1.95	1.99	(0.03)	-	(0.03)	12.77	18.43%		406,245	0.82%		0.76%		0.34%
12/31/11	10.65	0.02	0.14	0.16	(0.00)[d]	-	(0.00)[d]	10.81	1.50%		270,651	0.84%		0.76%		0.17%
Service Class
3/31/17[r]	$16.49	$0.02	$1.18	$1.20	$(0.06)	$(0.66)	$(0.72)	$16.97	7.64%	[b]	$118,122	0.85%	[a]	N/A		0.19%	[a]
9/30/16	17.09	0.02	2.31	2.33	(0.07)	(2.86)	(2.93)	16.49	14.37%		212,993	0.86%		N/A		0.14%
9/30/15[i]	17.12	0.01	0.12	0.13	-	(0.16)	(0.16)	17.09	0.70%	[b]	197,891	0.87%	[a]	N/A		0.04%	[a]
12/31/14	16.85	(0.02)	1.54	1.52	-	(1.25)	(1.25)	17.12	9.18%		158,076	0.85%		0.85%	[n]	(0.14%	)
12/31/13	12.71	(0.01)	5.22	5.21	(0.00)[d]	(1.07)	(1.07)	16.85	41.34%		188,792	0.87%		0.82%		(0.04%	)
12/31/12	10.77	0.03	1.93	1.96	(0.02)	-	(0.02)	12.71	18.23%		128,562	0.95%		0.82%		0.26%
12/31/11	10.61	0.01	0.15	0.16	-	-	-	10.77	1.51%		87,359	0.97%		0.82%		0.13%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	14%	30%	48%	34%	33%	20%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$16.28	$0.01	$1.17	$1.18	$(0.05)	$(0.66)	$(0.71)	$16.75	7.60%	[b]	$240,246	0.95%	[a]	N/A		0.10%	[a]
9/30/16	16.90	0.01	2.27	2.28	(0.04)	(2.86)	(2.90)	16.28	14.23%		232,088	0.96%		N/A		0.04%
9/30/15[i]	16.94	(0.01)	0.13	0.12	-	(0.16)	(0.16)	16.90	0.64%	[b]	226,193	0.97%	[a]	N/A		(0.05%	)[a]
12/31/14	16.71	(0.04)	1.52	1.48	-	(1.25)	(1.25)	16.94	9.01%		262,694	0.96%		0.96%	[n]	(0.26%	)
12/31/13	12.64	(0.03)	5.17	5.14	(0.00)[d]	(1.07)	(1.07)	16.71	41.01%		242,816	1.02%		0.98%		(0.22%	)
12/31/12	10.71	0.01	1.93	1.94	(0.01)	-	(0.01)	12.64	18.07%		319,306	1.07%		0.98%		0.10%
12/31/11	10.57	(0.01)	0.15	0.14	-	-	-	10.71	1.42%		243,741	1.09%		0.98%		(0.09%	)
Class A
3/31/17[r]	$15.65	$(0.01)	$1.12	$1.11	$(0.01)	$(0.66)	$(0.67)	$16.09	7.44%	[b]	$152,345	1.20%	[a]	N/A		(0.15%	)[a]
9/30/16	16.35	(0.03)	2.20	2.17	(0.01)	(2.86)	(2.87)	15.65	13.93%		161,079	1.21%		N/A		(0.22%	)
9/30/15[i]	16.42	(0.04)	0.13	0.09	-	(0.16)	(0.16)	16.35	0.48%	[b]	150,749	1.22%	[a]	N/A		(0.30%	)[a]
12/31/14	16.27	(0.08)	1.48	1.40	-	(1.25)	(1.25)	16.42	8.77%		157,200	1.21%		1.20%		(0.50%	)
12/31/13	12.35	(0.06)	5.05	4.99	(0.00)[d]	(1.07)	(1.07)	16.27	40.76%		182,452	1.26%		1.19%		(0.41%	)
12/31/12	10.48	(0.01)	1.88	1.87	-	-	-	12.35	17.84%		140,294	1.32%		1.19%		(0.08%	)
12/31/11	10.36	(0.03)	0.15	0.12	-	-	-	10.48	1.16%		75,919	1.34%		1.19%		(0.29%	)
Class R4
3/31/17[r]	$15.66	$(0.00)[d]	$1.12	$1.12	$(0.05)	$(0.66)	$(0.71)	$16.07	7.49%	[b]	$56,735	1.10%	[a]	N/A		(0.04%	)[a]
9/30/16	16.38	(0.02)	2.21	2.19	(0.05)	(2.86)	(2.91)	15.66	14.08%		44,451	1.11%		N/A		(0.11%	)
9/30/15[i]	16.44	(0.03)	0.13	0.10	-	(0.16)	(0.16)	16.38	0.54%	[b]	19,816	1.12%	[a]	N/A		(0.23%	)[a]
12/31/14[h]	16.08	(0.06)	1.67	1.61	-	(1.25)	(1.25)	16.44	10.18%	[b]	776	1.11%	[a]	N/A		(0.44%	)[a]
Class R3
3/31/17[r]	$14.78	$(0.02)	$1.06	$1.04	$(0.03)	$(0.66)	$(0.69)	$15.13	7.41%	[b]	$30,980	1.35%	[a]	N/A		(0.29%	)[a]
9/30/16	15.65	(0.05)	2.09	2.04	(0.05)	(2.86)	(2.91)	14.78	13.77%		22,853	1.36%		N/A		(0.36%	)
9/30/15[i]	15.75	(0.06)	0.12	0.06	-	(0.16)	(0.16)	15.65	0.38%	[b]	3,937	1.37%	[a]	N/A		(0.47%	)[a]
12/31/14	15.68	(0.11)	1.43	1.32	-	(1.25)	(1.25)	15.75	8.52%		900	1.39%		1.39%	[n]	(0.70%	)
12/31/13	11.97	(0.10)	4.88	4.78	(0.00)[d]	(1.07)	(1.07)	15.68	40.30%		967	1.55%		1.51%		(0.73%	)
12/31/12	10.18	(0.04)	1.83	1.79	-	-	-	11.97	17.58%		727	1.62%		1.51%		(0.35%	)
12/31/11	10.11	(0.08)	0.15	0.07	-	-	-	10.18	0.69%		78	1.64%		1.51%		(0.72%	)

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$10.82	$(0.01)	$0.39	$0.38	$-	$(0.78)	$(0.78)	$10.42	4.14%	[b]	$322,829	0.74%	[a]	N/A		(0.20%	)[a]
9/30/16	10.98	(0.01)	1.07	1.06	-	(1.22)	(1.22)	10.82	9.61%		352,915	0.74%		N/A		(0.10%	)
9/30/15[i]	11.90	0.00 [d]	(0.64)	(0.64)	-	(0.28)	(0.28)	10.98	(5.48%	)[b]	352,117	0.74%	[a]	N/A		0.05%	[a]
12/31/14	11.43	0.01	1.20	1.21	-	(0.74)	(0.74)	11.90	10.75%		312,757	0.75%		0.72%		0.10%
12/31/13	8.89	0.00 [d]	3.38	3.38	(0.01)	(0.83)	(0.84)	11.43	38.50%		141,922	0.84%		0.69%		0.02%
12/31/12	7.40	0.07	1.42	1.49	-	-	-	8.89	20.14%		76,857	0.85%		0.70%		0.86%
12/31/11[g]	7.45	(0.00)[d]	(0.05)	(0.05)	-	-	-	7.40	(0.67%	)[b]	99	0.79%	[a]	0.64%	[a]	(0.33%	)[a]
Class R5
3/31/17[r]	$10.74	$(0.01)	$0.38	$0.37	$-	$(0.78)	$(0.78)	$10.33	4.07%	[b]	$177,507	0.84%	[a]	N/A		(0.29%	)[a]
9/30/16	10.92	(0.01)	1.05	1.04	-	(1.22)	(1.22)	10.74	9.47%		192,509	0.84%		N/A		(0.14%	)
9/30/15[i]	11.85	(0.00)[d]	(0.65)	(0.65)	-	(0.28)	(0.28)	10.92	(5.58%	)[b]	220,721	0.84%	[a]	N/A		(0.03%	)[a]
12/31/14	11.39	0.00 [d]	1.20	1.20	-	(0.74)	(0.74)	11.85	10.70%		272,981	0.87%		0.83%		0.04%
12/31/13	8.87	(0.01)	3.36	3.35	-	(0.83)	(0.83)	11.39	38.28%		340,443	0.99%		0.84%		(0.13%	)
12/31/12	7.40	0.01	1.46	1.47	-	-	-	8.87	19.86%		268,035	1.00%		0.85%		0.06%
12/31/11	7.06	(0.01)	0.35	0.34	-	-	-	7.40	4.82%		233,080	0.87%		0.86%		(0.18%	)
Service Class
3/31/17[r]	$10.50	$(0.02)	$0.38	$0.36	$-	$(0.78)	$(0.78)	$10.08	4.06%	[b]	$129,643	0.94%	[a]	N/A		(0.39%	)[a]
9/30/16	10.72	(0.03)	1.03	1.00	-	(1.22)	(1.22)	10.50	9.26%		149,667	0.94%		N/A		(0.31%	)
9/30/15[i]	11.64	(0.01)	(0.63)	(0.64)	-	(0.28)	(0.28)	10.72	(5.60%	)[b]	149,543	0.94%	[a]	N/A		(0.15%	)[a]
12/31/14	11.22	(0.01)	1.17	1.16	-	(0.74)	(0.74)	11.64	10.51%		158,891	0.96%		0.93%		(0.08%	)
12/31/13	8.76	(0.02)	3.31	3.29	-	(0.83)	(0.83)	11.22	38.07%		85,741	1.09%		0.94%		(0.23%	)
12/31/12	7.31	0.00 [d]	1.45	1.45	-	-	-	8.76	19.84%		45,380	1.10%		0.95%		0.03%
12/31/11	6.98	(0.02)	0.35	0.33	-	-	-	7.31	4.73%		29,740	0.97%		0.96%		(0.29%	)

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	10%	22%	28%	25%	29%	19%	21%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$10.21	$(0.02)	$0.36	$0.34	$-	$(0.78)	$(0.78)	$9.77	3.98%	[b]	$88,420	1.04%	[a]	N/A		(0.49%	)[a]
9/30/16	10.46	(0.04)	1.01	0.97	-	(1.22)	(1.22)	10.21	9.21%		90,616	1.04%		N/A		(0.43%	)
9/30/15[i]	11.37	(0.02)	(0.61)	(0.63)	-	(0.28)	(0.28)	10.46	(5.64%	)[b]	107,017	1.04%	[a]	N/A		(0.26%	)[a]
12/31/14	10.98	(0.02)	1.15	1.13	-	(0.74)	(0.74)	11.37	10.46%		146,975	1.07%		1.04%		(0.19%	)
12/31/13	8.60	(0.04)	3.25	3.21	-	(0.83)	(0.83)	10.98	37.85%		110,471	1.24%		1.09%		(0.39%	)
12/31/12	7.19	(0.01)	1.42	1.41	-	-	-	8.60	19.61%		85,363	1.25%		1.10%		(0.10%	)
12/31/11	6.87	(0.03)	0.35	0.32	-	-	-	7.19	4.66%		27,467	1.11%		1.11%	[k]	(0.36%	)
Class A
3/31/17[r]	$9.65	$(0.03)	$0.34	$0.31	$-	$(0.78)	$(0.78)	$9.18	3.90%	[b]	$85,896	1.29%	[a]	N/A		(0.74%	)[a]
9/30/16	9.97	(0.07)	0.97	0.90	-	(1.22)	(1.22)	9.65	8.93%		103,902	1.29%		N/A		(0.72%	)
9/30/15[i]	10.88	(0.04)	(0.59)	(0.63)	-	(0.28)	(0.28)	9.97	(5.90%	)[b]	140,896	1.29%	[a]	N/A		(0.49%	)[a]
12/31/14	10.56	(0.05)	1.11	1.06	-	(0.74)	(0.74)	10.88	10.21%		178,641	1.33%		1.29%		(0.44%	)
12/31/13	8.32	(0.06)	3.13	3.07	-	(0.83)	(0.83)	10.56	37.43%		168,430	1.49%		1.34%		(0.63%	)
12/31/12	6.97	(0.03)	1.38	1.35	-	-	-	8.32	19.37%		102,385	1.50%		1.35%		(0.35%	)
12/31/11	6.68	(0.05)	0.34	0.29	-	-	-	6.97	4.34%		51,191	1.37%		1.36%		(0.68%	)
Class R4
3/31/17[r]	$9.68	$(0.03)	$0.35	$0.32	$-	$(0.78)	$(0.78)	$9.22	3.99%	[b]	$7,326	1.19%	[a]	N/A		(0.65%	)[a]
9/30/16	9.99	(0.05)	0.96	0.91	-	(1.22)	(1.22)	9.68	9.02%		6,861	1.19%		N/A		(0.58%	)
9/30/15[i]	10.88	(0.04)	(0.57)	(0.61)	-	(0.28)	(0.28)	9.99	(5.71%	)[b]	2,794	1.19%	[a]	N/A		(0.46%	)[a]
12/31/14[h]	10.57	(0.03)	1.08	1.05	-	(0.74)	(0.74)	10.88	10.11%	[b]	110	1.18%	[a]	N/A		(0.40%	)[a]
Class R3
3/31/17[r]	$9.08	$(0.04)	$0.31	$0.27	$-	$(0.78)	$(0.78)	$8.57	3.69%	[b]	$1,028	1.44%	[a]	N/A		(0.89%	)[a]
9/30/16	9.46	(0.07)	0.91	0.84	-	(1.22)	(1.22)	9.08	8.77%		859	1.44%		N/A		(0.81%	)
9/30/15[i]	10.34	(0.05)	(0.55)	(0.60)	-	(0.28)	(0.28)	9.46	(5.92%	)[b]	751	1.44%	[a]	N/A		(0.70%	)[a]
12/31/14	10.09	(0.07)	1.06	0.99	-	(0.74)	(0.74)	10.34	9.99%		127	1.45%		1.44%		(0.65%	)
12/31/13	8.00	(0.09)	3.01	2.92	-	(0.83)	(0.83)	10.09	37.05%		29	1.79%		1.64%		(0.93%	)
12/31/12	6.73	(0.05)	1.32	1.27	-	-	-	8.00	18.87%		24	1.80%		1.65%		(0.69%	)
12/31/11	6.47	(0.07)	0.33	0.26	-	-	-	6.73	4.02%		21	1.67%		1.66%		(0.99%	)

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$13.59	$0.14	$1.39	$1.53	$(0.21)	$(0.26)	$(0.47)	$14.65	11.33%	[b]	$97,974	0.90%	[a]	0.80%	[a]	1.91%	[a]
9/30/16	13.71	0.15	1.93	2.08	(0.20)	(2.00)	(2.20)	13.59	17.08%		106,786	0.94%		0.80%		1.19%
9/30/15[i]	15.25	0.11	(1.49)	(1.38)	-	(0.16)	(0.16)	13.71	(9.12%	)[b]	128,581	0.84%	[a]	0.80%	[a]	1.00%	[a]
12/31/14	14.68	0.21	0.77	0.98	(0.18)	(0.23)	(0.41)	15.25	6.75%		132,365	0.80%		0.79%		1.37%
12/31/13	11.09	0.18	3.59	3.77	(0.18)	-	(0.18)	14.68	34.02%		67,095	0.84%		0.74%		1.36%
12/31/12	9.68	0.24	1.36	1.60	(0.19)	-	(0.19)	11.09	16.54%		75,912	0.83%		0.73%		2.18%
12/31/11[g]	9.88	0.02	(0.11)	(0.09)	(0.11)	-	(0.11)	9.68	(0.84%	)[b]	129	0.77%	[a]	0.67%	[a]	3.28%	[a]
Class R5
3/31/17[r]	$13.67	$0.13	$1.40	$1.53	$(0.20)	$(0.26)	$(0.46)	$14.74	11.25%	[b]	$7,964	1.00%	[a]	0.90%	[a]	1.77%	[a]
9/30/16	13.75	0.15	1.93	2.08	(0.16)	(2.00)	(2.16)	13.67	17.03%		7,072	1.04%		0.90%		1.12%
9/30/15[i]	15.32	0.09	(1.50)	(1.41)	-	(0.16)	(0.16)	13.75	(9.22%	)[b]	8,406	0.94%	[a]	0.90%	[a]	0.83%	[a]
12/31/14	14.71	0.12	0.85	0.97	(0.13)	(0.23)	(0.36)	15.32	6.59%		18,333	0.88%		0.88%	[k]	0.79%
12/31/13	11.12	0.16	3.60	3.76	(0.17)	-	(0.17)	14.71	33.85%		81,923	0.88%		0.83%		1.24%
12/31/12	9.69	0.14	1.44	1.58	(0.15)	-	(0.15)	11.12	16.35%		56,001	0.90%		0.80%		1.32%
12/31/11	10.09	0.12	(0.41)	(0.29)	(0.11)	-	(0.11)	9.69	(2.84%	)	130,318	0.80%		0.80%	[k]	1.22%
Service Class
3/31/17[r]	$13.62	$0.13	$1.39	$1.52	$(0.18)	$(0.26)	$(0.44)	$14.70	11.20%	[b]	$1,982	1.10%	[a]	1.00%	[a]	1.75%	[a]
9/30/16	13.72	0.12	1.94	2.06	(0.16)	(2.00)	(2.16)	13.62	16.87%		2,158	1.14%		1.00%		0.95%
9/30/15[i]	15.29	0.08	(1.49)	(1.41)	-	(0.16)	(0.16)	13.72	(9.30%	)[b]	2,689	1.04%	[a]	1.00%	[a]	0.72%	[a]
12/31/14	14.71	0.15	0.81	0.96	(0.15)	(0.23)	(0.38)	15.29	6.57%		5,022	0.99%		0.99%	[k]	0.96%
12/31/13	11.12	0.15	3.60	3.75	(0.16)	-	(0.16)	14.71	33.73%		2,574	0.98%		0.93%		1.14%
12/31/12	9.71	0.14	1.43	1.57	(0.16)	-	(0.16)	11.12	16.21%		1,688	1.00%		0.90%		1.30%
12/31/11	10.12	0.12	(0.43)	(0.31)	(0.10)	-	(0.10)	9.71	(3.02%	)	1,545	0.90%		0.90%	[k]	1.14%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	49%	96%	105%	112%	109%	85%	82%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$13.81	$0.11	$1.43	$1.54	$(0.19)	$(0.26)	$(0.45)	$14.90	11.20%	[b]	$834	1.20%	[a]	1.10%	[a]	1.55%	[a]
9/30/16	13.81	0.13	1.94	2.07	(0.07)	(2.00)	(2.07)	13.81	16.74%		656	1.24%		1.10%		0.97%
9/30/15[i]	15.40	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.81	(9.36%	)[b]	270	1.14%	[a]	1.10%	[a]	0.56%	[a]
12/31/14	14.81	0.10	0.84	0.94	(0.12)	(0.23)	(0.35)	15.40	6.39%		1,147	1.10%		1.10%	[k]	0.69%
12/31/13	11.19	0.13	3.62	3.75	(0.13)	-	(0.13)	14.81	33.57%		4,260	1.13%		1.08%		1.01%
12/31/12	9.76	0.12	1.45	1.57	(0.14)	-	(0.14)	11.19	16.12%		3,552	1.15%		1.05%		1.12%
12/31/11	10.10	0.07	(0.41)	(0.34)	-	-	-	9.76	(3.37%	)	4,305	1.05%		1.05%	[k]	0.71%
Class A
3/31/17[r]	$13.61	$0.10	$1.39	$1.49	$(0.14)	$(0.26)	$(0.40)	$14.70	10.98%	[b]	$1,839	1.45%	[a]	1.35%	[a]	1.33%	[a]
9/30/16	13.67	0.08	1.93	2.01	(0.07)	(2.00)	(2.07)	13.61	16.46%		1,755	1.49%		1.35%		0.62%
9/30/15[i]	15.27	0.04	(1.48)	(1.44)	-	(0.16)	(0.16)	13.67	(9.51%	)[b]	2,287	1.39%	[a]	1.35%	[a]	0.36%	[a]
12/31/14	14.69	0.09	0.81	0.90	(0.09)	(0.23)	(0.32)	15.27	6.18%		5,759	1.35%		1.35%	[k]	0.58%
12/31/13	11.11	0.10	3.58	3.68	(0.10)	-	(0.10)	14.69	33.18%		6,092	1.38%		1.33%		0.73%
12/31/12	9.69	0.10	1.43	1.53	(0.11)	-	(0.11)	11.11	15.84%		4,385	1.40%		1.30%		0.89%
12/31/11	10.08	0.06	(0.40)	(0.34)	(0.05)	-	(0.05)	9.69	(3.39%	)	4,423	1.30%		1.30%	[k]	0.64%
Class R4
3/31/17[r]	$13.54	$0.10	$1.38	$1.48	$(0.16)	$(0.26)	$(0.42)	$14.60	11.03%	[b]	$134	1.35%	[a]	1.25%	[a]	1.40%	[a]
9/30/16	13.65	0.10	1.92	2.02	(0.13)	(2.00)	(2.13)	13.54	16.62%		94	1.39%		1.25%		0.75%
9/30/15[i]	15.24	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.65	(9.46%	)[b]	93	1.29%	[a]	1.25%	[a]	0.54%	[a]
12/31/14[h]	15.01	0.09	0.50	0.59	(0.13)	(0.23)	(0.36)	15.24	3.98%	[b]	104	1.25%	[a]	1.25%	[a,n]	0.79%	[a]
Class R3
3/31/17[r]	$13.48	$0.08	$1.39	$1.47	$(0.12)	$(0.26)	$(0.38)	$14.57	10.97%	[b]	$186	1.60%	[a]	1.50%	[a]	1.10%	[a]
9/30/16	13.60	0.07	1.90	1.97	(0.09)	(2.00)	(2.09)	13.48	16.25%		102	1.64%		1.50%		0.52%
9/30/15[i]	15.21	0.03	(1.48)	(1.45)	-	(0.16)	(0.16)	13.60	(9.61%	)[b]	89	1.54%	[a]	1.50%	[a]	0.28%	[a]
12/31/14	14.64	0.06	0.81	0.87	(0.07)	(0.23)	(0.30)	15.21	5.99%		106	1.53%		1.53%	[k]	0.42%
12/31/13	11.07	0.06	3.57	3.63	(0.06)	-	(0.06)	14.64	32.77%		95	1.68%		1.63%		0.43%
12/31/12	9.67	0.06	1.43	1.49	(0.09)	-	(0.09)	11.07	15.46%		76	1.70%		1.60%		0.60%
12/31/11	10.07	0.04	(0.41)	(0.37)	(0.03)	-	(0.03)	9.67	(3.67%	)	64	1.60%		1.60%	[k]	0.37%

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$16.19	$0.07	$2.02	$2.09	$(0.08)	$(0.89)	$(0.97)	$17.31	12.94%	[b]	$115,687	0.85%	[a]	0.80%	[a]	0.80%	[a]
9/30/16	14.62	0.08	2.08	2.16	(0.09)	(0.50)	(0.59)	16.19	15.20%		122,745	0.87%		0.80%		0.55%
9/30/15[i]	15.76	0.07	(1.21)	(1.14)	(0.00)[d]	-	(0.00)[d]	14.62	(7.23%	)[b]	65,868	0.87%	[a]	0.80%	[a]	0.62%	[a]
12/31/14[h]	15.09	0.09	0.69	0.78	(0.11)	-	(0.11)	15.76	5.19%	[b]	60,528	0.83%	[a]	0.80%	[a]	0.80%	[a]
Class R5
3/31/17[r]	$16.20	$0.06	$2.02	$2.08	$(0.06)	$(0.89)	$(0.95)	$17.33	12.88%	[b]	$43,478	0.95%	[a]	0.90%	[a]	0.68%	[a]
9/30/16	14.62	0.06	2.09	2.15	(0.07)	(0.50)	(0.57)	16.20	15.15%		49,774	0.97%		0.90%		0.43%
9/30/15[i]	15.77	0.06	(1.21)	(1.15)	(0.00)[d]	-	(0.00)[d]	14.62	(7.29%	)[b]	93,458	0.97%	[a]	0.90%	[a]	0.52%	[a]
12/31/14	14.93	0.11	0.82	0.93	(0.09)	-	(0.09)	15.77	6.27%		97,987	0.90%		0.88%		0.73%
12/31/13	10.71	0.06	4.23	4.29	(0.07)	-	(0.07)	14.93	40.05%		138,272	0.85%		N/A		0.50%
12/31/12	9.05	0.09	1.66	1.75	(0.09)	-	(0.09)	10.71	19.40%		115,775	0.85%		N/A		0.95%
12/31/11	9.45	0.03	(0.40)	(0.37)	(0.03)	-	(0.03)	9.05	(3.91%	)	92,162	0.86%		N/A		0.36%
Service Class
3/31/17[r]	$16.22	$0.05	$2.03	$2.08	$(0.05)	$(0.89)	$(0.94)	$17.36	12.84%	[b]	$8,194	1.05%	[a]	1.00%	[a]	0.63%	[a]
9/30/16	14.66	0.06	2.07	2.13	(0.07)	(0.50)	(0.57)	16.22	14.97%		7,326	1.07%		1.00%		0.37%
9/30/15[i]	15.82	0.05	(1.21)	(1.16)	(0.00)[d]	-	(0.00)[d]	14.66	(7.33%	)[b]	3,272	1.07%	[a]	1.00%	[a]	0.46%	[a]
12/31/14	14.93	0.10	0.83	0.93	(0.04)	-	(0.04)	15.82	6.21%		1,472	1.00%		0.98%		0.66%
12/31/13	10.71	0.05	4.22	4.27	(0.05)	-	(0.05)	14.93	39.91%		5,264	0.95%		N/A		0.41%
12/31/12	9.06	0.08	1.65	1.73	(0.08)	-	(0.08)	10.71	19.15%		3,186	0.95%		N/A		0.83%
12/31/11	9.45	0.02	(0.39)	(0.37)	(0.02)	-	(0.02)	9.06	(3.93%	)	3,055	0.96%		N/A		0.22%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	10%	26%	18%	22%	28%	32%	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$16.15	$0.05	$2.00	$2.05	$(0.05)	$(0.89)	$(0.94)	$17.26	12.74%	[b]	$9,296	1.16%	[a]	1.10%	[a]	0.60%	[a]
9/30/16	14.57	0.03	2.08	2.11	(0.03)	(0.50)	(0.53)	16.15	14.89%		4,908	1.17%		1.10%		0.22%
9/30/15[i]	15.74	0.04	(1.21)	(1.17)	(0.00)[d]	-	(0.00)[d]	14.57	(7.43%	)[b]	6,020	1.17%	[a]	1.10%	[a]	0.34%	[a]
12/31/14	14.90	0.08	0.82	0.90	(0.06)	-	(0.06)	15.74	6.05%		3,790	1.12%		1.10%		0.52%
12/31/13	10.69	0.03	4.22	4.25	(0.04)	-	(0.04)	14.90	39.73%		4,359	1.10%		N/A		0.27%
12/31/12	9.04	0.07	1.65	1.72	(0.07)	-	(0.07)	10.69	19.03%		2,551	1.10%		N/A		0.69%
12/31/11	9.45	0.00 [d]	(0.41)	(0.41)	-	-	-	9.04	(4.34%	)	2,152	1.11%		N/A		0.04%
Class A
3/31/17[r]	$16.08	$0.02	$2.00	$2.02	$(0.00)[d]	$(0.89)	$(0.89)	$17.21	12.61%	[b]	$9,975	1.41%	[a]	1.35%	[a]	0.29%	[a]
9/30/16	14.52	0.00 [d]	2.07	2.07	(0.01)	(0.50)	(0.51)	16.08	14.59%		8,850	1.42%		1.35%		0.00%	[e]
9/30/15[i]	15.71	0.01	(1.20)	(1.19)	(0.00)[d]	-	(0.00)[d]	14.52	(7.57%	)[b]	6,458	1.42%	[a]	1.35%	[a]	0.07%	[a]
12/31/14	14.87	0.04	0.82	0.86	(0.02)	-	(0.02)	15.71	5.82%		6,467	1.37%		1.35%		0.26%
12/31/13	10.68	(0.00)[d]	4.19	4.19	(0.00)[d]	-	(0.00)	14.87	39.28%		6,526	1.35%		N/A		(0.01%	)
12/31/12	9.03	0.04	1.65	1.69	(0.04)	-	(0.04)	10.68	18.75%		5,179	1.35%		N/A		0.43%
12/31/11	9.44	(0.02)	(0.39)	(0.41)	-	-	-	9.03	(4.34%	)	4,694	1.36%		N/A		(0.18%	)
Class R4
3/31/17[r]	$16.01	$0.03	$1.99	$2.02	$(0.01)	$(0.89)	$(0.90)	$17.13	12.68%	[b]	$1,982	1.30%	[a]	1.25%	[a]	0.35%	[a]
9/30/16	14.51	0.02	2.05	2.07	(0.07)	(0.50)	(0.57)	16.01	14.66%		1,748	1.32%		1.25%		0.12%
9/30/15[i]	15.69	0.02	(1.20)	(1.18)	(0.00)[d]	-	(0.00)[d]	14.51	(7.51%	)[b]	639	1.32%	[a]	1.25%	[a]	0.19%	[a]
12/31/14[h]	15.02	0.04	0.69	0.73	(0.06)	-	(0.06)	15.69	4.85%	[b]	105	1.28%	[a]	1.25%	[a]	0.35%	[a]
Class R3
3/31/17[r]	$16.00	$0.02	$1.99	$2.01	$-	$(0.89)	$(0.89)	$17.12	12.60%	[b]	$727	1.55%	[a]	1.50%	[a]	0.19%	[a]
9/30/16	14.48	(0.02)	2.05	2.03	(0.01)	(0.50)	(0.51)	16.00	14.37%		440	1.57%		1.50%		(0.12%	)
9/30/15[i]	15.69	(0.01)	(1.20)	(1.21)	(0.00)[d]	-	(0.00)[d]	14.48	(7.70%	)[b]	123	1.57%	[a]	1.50%	[a]	(0.07%	)[a]
12/31/14[h]	15.02	0.01	0.69	0.70	(0.03)	-	(0.03)	15.69	4.66%	[b]	105	1.53%	[a]	1.50%	[a]	0.10%	[a]

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$11.30	$0.06	$1.47	$1.53	$(0.13)	$(0.08)	$(0.21)	$12.62	13.50%	[b]	$130,086	0.93%	[a]	0.91%	[a]	1.03%	[a]
9/30/16	13.03	0.10	1.26	1.36	(0.09)	(3.00)	(3.09)	11.30	13.23%		125,482	0.94%		0.92%		0.96%
9/30/15[i]	14.38	0.04	(1.18)	(1.14)	-	(0.21)	(0.21)	13.03	(7.99%	)[b]	125,447	0.94%	[a]	0.92%	[a]	0.39%	[a]
12/31/14	16.37	0.08	0.47	0.55	(0.15)	(2.39)	(2.54)	14.38	4.10%		132,465	0.91%		0.89%		0.50%
12/31/13	14.03	0.16	4.29	4.45	(0.14)	(1.97)	(2.11)	16.37	32.46%		126,064	0.94%		0.86%		0.97%
12/31/12	12.78	0.16	1.75	1.91	(0.20)	(0.46)	(0.66)	14.03	15.04%		74,820	0.94%		0.86%		1.17%
12/31/11	13.72	0.09	(0.43)	(0.34)	(0.07)	(0.53)	(0.60)	12.78	(2.34%	)	45,116	0.94%		0.86%		0.68%
Class R5
3/31/17[r]	$11.35	$0.06	$1.47	$1.53	$(0.12)	$(0.08)	$(0.20)	$12.68	13.43%	[b]	$91,356	1.03%	[a]	1.01%	[a]	0.92%	[a]
9/30/16	13.06	0.09	1.27	1.36	(0.07)	(3.00)	(3.07)	11.35	13.18%		106,993	1.04%		1.02%		0.85%
9/30/15[i]	14.43	0.03	(1.19)	(1.16)	-	(0.21)	(0.21)	13.06	(8.11%	)[b]	128,043	1.04%	[a]	1.02%	[a]	0.27%	[a]
12/31/14	16.41	0.06	0.47	0.53	(0.12)	(2.39)	(2.51)	14.43	4.01%		207,540	1.03%		1.01%		0.38%
12/31/13	14.06	0.12	4.31	4.43	(0.11)	(1.97)	(2.08)	16.41	32.19%		252,704	1.13%		1.05%		0.77%
12/31/12	12.81	0.13	1.75	1.88	(0.17)	(0.46)	(0.63)	14.06	14.77%		231,211	1.13%		1.05%		0.96%
12/31/11	13.74	0.03	(0.40)	(0.37)	(0.03)	(0.53)	(0.56)	12.81	(2.51%	)	229,298	1.13%		1.05%		0.22%
Service Class
3/31/17[r]	$11.29	$0.05	$1.46	$1.51	$(0.10)	$(0.08)	$(0.18)	$12.62	13.37%	[b]	$13,894	1.13%	[a]	1.11%	[a]	0.81%	[a]
9/30/16	13.00	0.08	1.26	1.34	(0.05)	(3.00)	(3.05)	11.29	13.05%		15,783	1.14%		1.12%		0.77%
9/30/15[i]	14.38	0.02	(1.19)	(1.17)	-	(0.21)	(0.21)	13.00	(8.20%	)[b]	16,672	1.14%	[a]	1.12%	[a]	0.17%	[a]
12/31/14	16.36	0.05	0.47	0.52	(0.11)	(2.39)	(2.50)	14.38	3.92%		37,270	1.12%		1.09%		0.30%
12/31/13	14.02	0.12	4.29	4.41	(0.10)	(1.97)	(2.07)	16.36	32.18%		44,234	1.17%		1.09%		0.73%
12/31/12	12.76	0.12	1.75	1.87	(0.15)	(0.46)	(0.61)	14.02	14.76%		33,617	1.17%		1.09%		0.85%
12/31/11	13.70	0.02	(0.40)	(0.38)	(0.03)	(0.53)	(0.56)	12.76	(2.65%	)	52,720	1.17%		1.09%		0.18%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	26%	60%	86%	38%	44%	34%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$11.12	$0.04	$1.45	$1.49	$(0.10)	$(0.08)	$(0.18)	$12.43	13.33%	[b]	$15,797	1.23%	[a]	1.21%	[a]	0.72%	[a]
9/30/16	12.85	0.07	1.24	1.31	(0.04)	(3.00)	(3.04)	11.12	12.95%		16,447	1.24%		1.22%		0.66%
9/30/15[i]	14.22	0.01	(1.17)	(1.16)	-	(0.21)	(0.21)	12.85	(8.23%	)[b]	18,220	1.24%	[a]	1.22%	[a]	0.08%	[a]
12/31/14	16.21	0.03	0.46	0.49	(0.09)	(2.39)	(2.48)	14.22	3.74%		24,796	1.23%		1.21%		0.16%
12/31/13	13.90	0.09	4.26	4.35	(0.07)	(1.97)	(2.04)	16.21	32.03%		36,198	1.32%		1.24%		0.59%
12/31/12	12.67	0.10	1.74	1.84	(0.15)	(0.46)	(0.61)	13.90	14.57%		36,619	1.32%		1.24%		0.77%
12/31/11	13.60	0.00 [d]	(0.40)	(0.40)	(0.00)[d]	(0.53)	(0.53)	12.67	(2.79%	)	35,901	1.32%		1.24%		0.02%
Class A
3/31/17[r]	$10.80	$0.03	$1.40	$1.43	$(0.06)	$(0.08)	$(0.14)	$12.09	13.19%	[b]	$25,143	1.48%	[a]	1.46%	[a]	0.48%	[a]
9/30/16	12.56	0.04	1.20	1.24	(0.00)[d]	(3.00)	(3.00)	10.80	12.59%		26,790	1.49%		1.47%		0.40%
9/30/15[i]	13.93	(0.02)	(1.14)	(1.16)	-	(0.21)	(0.21)	12.56	(8.40%	)[b]	30,820	1.49%	[a]	1.47%	[a]	(0.17%	)[a]
12/31/14	15.92	(0.01)	0.45	0.44	(0.04)	(2.39)	(2.43)	13.93	3.51%		43,390	1.48%		1.46%		(0.08%	)
12/31/13	13.66	0.06	4.17	4.23	(0.00)[d]	(1.97)	(1.97)	15.92	31.69%		59,004	1.57%		1.49%		0.37%
12/31/12	12.46	0.07	1.70	1.77	(0.11)	(0.46)	(0.57)	13.66	14.28%		100,321	1.57%		1.49%		0.51%
12/31/11	13.41	(0.03)	(0.39)	(0.42)	-	(0.53)	(0.53)	12.46	(2.99%	)	100,184	1.57%		1.49%		(0.21%	)
Class R4
3/31/17[r]	$10.74	$0.04	$1.37	$1.41	$(0.10)	$(0.08)	$(0.18)	$11.97	13.15%	[b]	$469	1.38%	[a]	1.36%	[a]	0.62%	[a]
9/30/16	12.52	0.05	1.21	1.26	(0.04)	(3.00)	(3.04)	10.74	12.80%		184	1.39%		1.37%		0.51%
9/30/15[i]	13.88	(0.01)	(1.14)	(1.15)	-	(0.21)	(0.21)	12.52	(8.36%	)[b]	92	1.39%	[a]	1.37%	[a]	(0.06%	)[a]
12/31/14[h]	16.27	(0.01)	0.11	0.10	(0.10)	(2.39)	(2.49)	13.88	1.34%	[b]	101	1.35%	[a]	N/A		(0.05%	)[a]
Class R3
3/31/17[r]	$10.19	$0.02	$1.32	$1.34	$(0.07)	$(0.08)	$(0.15)	$11.38	13.08%	[b]	$111	1.63%	[a]	1.61%	[a]	0.36%	[a]
9/30/16	12.03	0.03	1.13	1.16	-	(3.00)	(3.00)	10.19	12.42%		84	1.64%		1.62%		0.28%
09/30/15[i]	13.36	(0.03)	(1.09)	(1.12)	-	(0.21)	(0.21)	12.03	(8.46%	)[b]	57	1.64%	[a]	1.62%	[a]	(0.33%	)[a]
12/31/14	15.37	(0.04)	0.44	0.40	(0.02)	(2.39)	(2.41)	13.36	3.34%		80	1.67%		1.65%		(0.27%	)
12/31/13	13.28	0.01	4.05	4.06	(0.00)[d]	(1.97)	(1.97)	15.37	31.30%		194	1.87%		1.79%		0.03%
12/31/12	12.07	0.00 [d]	1.67	1.67	-	(0.46)	(0.46)	13.28	13.90%		145	1.87%		1.79%		0.03%
12/31/11	13.05	(0.07)	(0.38)	(0.45)	-	(0.53)	(0.53)	12.07	(3.30%	)	675	1.87%		1.79%		(0.51%	)

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$13.56	$0.10	$1.41	$1.51	$(0.22)	$(1.22)	$(1.44)	$13.63	11.49%	[b]	$93,576	0.19%	[a]	0.19%	[a,n]	1.51%	[a]
9/30/16	12.44	0.19	1.61	1.80	(0.16)	(0.52)	(0.68)	13.56	15.15%		73,807	0.20%		0.20%	[n]	1.49%
09/30/15[i]	13.11	0.13	(0.75)	(0.62)	-	(0.05)	(0.05)	12.44	(4.77%	)[b]	137,654	0.22%	[a]	0.20%	[a]	1.26%	[a]
12/31/14	12.47	0.17	1.00	1.17	(0.15)	(0.38)	(0.53)	13.11	9.55%		144,235	0.20%		0.19%		1.35%
12/31/13	11.04	0.16	3.44	3.60	(0.18)	(1.99)	(2.17)	12.47	33.20%		93,319	0.23%		0.19%		1.25%
12/31/12[g]	10.00	0.09	1.11	1.20	(0.08)	(0.08)	(0.16)	11.04	12.06%	[b]	87,245	0.29%	[a]	0.19%	[a]	1.85%	[a]
Class R5
3/31/17[r]	$13.52	$0.10	$1.40	$1.50	$(0.21)	$(1.22)	$(1.43)	$13.59	11.44%	[b]	$32,421	0.29%	[a]	0.29%	[a,n]	1.43%	[a]
9/30/16	12.41	0.18	1.60	1.78	(0.15)	(0.52)	(0.67)	13.52	15.01%		21,499	0.30%		0.30%	[n]	1.44%
9/30/15[i]	13.09	0.12	(0.75)	(0.63)	-	(0.05)	(0.05)	12.41	(4.86%	)[b]	11,433	0.32%	[a]	0.30%	[a]	1.18%	[a]
12/31/14	12.46	0.15	0.99	1.14	(0.13)	(0.38)	(0.51)	13.09	9.38%		5,628	0.30%		0.29%		1.20%
12/31/13	11.04	0.16	3.42	3.58	(0.17)	(1.99)	(2.16)	12.46	33.08%		5,893	0.33%		0.29%		1.22%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.02%	[b]	112	0.39%	[a]	0.29%	[a]	1.74%	[a]
Service Class
3/31/17[r]	$13.46	$0.08	$1.41	$1.49	$(0.19)	$(1.22)	$(1.41)	$13.54	11.44%	[b]	$28,325	0.44%	[a]	0.44%	[a,n]	1.26%	[a]
9/30/16	12.36	0.16	1.59	1.75	(0.13)	(0.52)	(0.65)	13.46	14.77%		23,328	0.45%		0.45%	[n]	1.26%
09/30/15[i]	13.05	0.10	(0.74)	(0.64)	-	(0.05)	(0.05)	12.36	(4.95%	)[b]	16,533	0.47%	[a]	0.45%	[a]	1.02%	[a]
12/31/14	12.43	0.15	0.98	1.13	(0.13)	(0.38)	(0.51)	13.05	9.31%		12,480	0.45%		0.44%		1.16%
12/31/13	11.04	0.14	3.41	3.55	(0.17)	(1.99)	(2.16)	12.43	32.81%		3,206	0.48%		0.44%		1.07%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.01%	[b]	225	0.54%	[a]	0.44%	[a]	1.79%	[a]

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012
Portfolio turnover rate	11%	48%	18%	12%	54%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$13.45	$0.08	$1.40	$1.48	$(0.17)	$(1.22)	$(1.39)	$13.54	11.39%	[b]	$60,452	0.54%	[a]	0.54%	[a,n]	1.17%	[a]
9/30/16	12.35	0.15	1.59	1.74	(0.12)	(0.52)	(0.64)	13.45	14.69%		62,951	0.55%		0.55%	[n]	1.17%
9/30/15[i]	13.05	0.09	(0.74)	(0.65)	-	(0.05)	(0.05)	12.35	(5.03%	)[b]	50,069	0.57%	[a]	0.55%	[a]	0.92%	[a]
12/31/14	12.43	0.13	0.98	1.11	(0.11)	(0.38)	(0.49)	13.05	9.15%		42,628	0.55%		0.54%		1.02%
12/31/13	11.03	0.13	3.41	3.54	(0.15)	(1.99)	(2.14)	12.43	32.72%		12,453	0.58%		0.54%		0.96%
12/31/12[g]	10.00	0.09	1.10	1.19	(0.08)	(0.08)	(0.16)	11.03	11.92%	[b]	836	0.64%	[a]	0.54%	[a]	2.01%	[a]
Class A
3/31/17[r]	$13.42	$0.06	$1.39	$1.45	$(0.14)	$(1.22)	$(1.36)	$13.51	11.16%	[b]	$38,000	0.79%	[a]	0.79%	[a,n]	0.91%	[a]
9/30/16	12.32	0.11	1.61	1.72	(0.10)	(0.52)	(0.62)	13.42	14.49%		42,316	0.80%		0.80%	[n]	0.91%
9/30/15[i]	13.04	0.07	(0.74)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	32,378	0.82%	[a]	0.80%	[a]	0.67%	[a]
12/31/14	12.43	0.10	0.97	1.07	(0.08)	(0.38)	(0.46)	13.04	8.83%		28,715	0.81%		0.80%		0.76%
12/31/13	11.04	0.09	3.42	3.51	(0.13)	(1.99)	(2.12)	12.43	32.40%		8,961	0.88%		0.84%		0.68%
12/31/12[g]	10.00	0.06	1.11	1.17	(0.05)	(0.08)	(0.13)	11.04	11.76%	[b]	112	0.94%	[a]	0.84%	[a]	1.19%	[a]
Class R4
3/31/17[r]	$13.39	$0.07	$1.39	$1.46	$(0.17)	$(1.22)	$(1.39)	$13.46	11.23%	[b]	$66,297	0.69%	[a]	0.69%	[a,n]	1.04%	[a]
9/30/16	12.32	0.13	1.59	1.72	(0.13)	(0.52)	(0.65)	13.39	14.56%		36,917	0.70%		0.70%	[n]	1.04%
9/30/15[i]	13.04	0.09	(0.76)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	14,014	0.72%	[a]	0.70%	[a]	0.86%	[a]
12/31/14[h]	12.77	0.09	0.66	0.75	(0.10)	(0.38)	(0.48)	13.04	6.04%	[b]	132	0.69%	[a]	0.69%	[a,n]	0.89%	[a]
Class R3
3/31/17[r]	$13.35	$0.05	$1.38	$1.43	$(0.14)	$(1.22)	$(1.36)	$13.42	11.09%	[b]	$63,574	0.94%	[a]	0.94%	[a,n]	0.80%	[a]
9/30/16	12.31	0.10	1.58	1.68	(0.12)	(0.52)	(0.64)	13.35	14.25%		33,905	0.95%		0.95%	[n]	0.81%
9/30/15[i]	13.04	0.06	(0.74)	(0.68)	-	(0.05)	(0.05)	12.31	(5.26%	)[b]	8,746	0.97%	[a]	0.95%	[a]	0.61%	[a]
12/31/14[h]	12.77	0.06	0.66	0.72	(0.07)	(0.38)	(0.45)	13.04	5.84%	[b]	142	0.95%	[a]	0.95%	[a,n]	0.60%	[a]

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$12.57	$0.10	$1.34	$1.44	$(0.19)	$(0.73)	$(0.92)	$13.09	11.53%	[b]	$147,485	0.21%	[a]	0.20%	[a]	1.63%	[a]
9/30/16	11.28	0.17	1.54	1.71	(0.14)	(0.28)	(0.42)	12.57	15.62%		127,660	0.21%		0.20%		1.48%
9/30/15[i]	12.24	0.13	(1.08)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	185,516	0.29%	[a]	0.20%	[a]	1.40%	[a]
12/31/14	13.20	0.17	0.40	0.57	(0.16)	(1.37)	(1.53)	12.24	4.94%		97,737	0.27%		0.20%		1.33%
12/31/13	10.95	0.18	3.95	4.13	(0.19)	(1.69)	(1.88)	13.20	38.47%		91,466	0.29%		0.19%		1.40%
12/31/12[g]	10.00	0.13	0.99	1.12	(0.12)	(0.05)	(0.17)	10.95	11.24%	[b]	86,679	0.30%	[a]	0.19%	[a]	2.88%	[a]
Class R5
3/31/17[r]	$12.56	$0.10	$1.34	$1.44	$(0.18)	$(0.73)	$(0.91)	$13.09	11.45%	[b]	$12,654	0.31%	[a]	0.30%	[a]	1.50%	[a]
9/30/16	11.28	0.16	1.53	1.69	(0.13)	(0.28)	(0.41)	12.56	15.42%		15,287	0.31%		0.30%		1.40%
9/30/15[i]	12.24	0.12	(1.07)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	7,948	0.39%	[a]	0.30%	[a]	1.27%	[a]
12/31/14	13.19	0.15	0.40	0.55	(0.13)	(1.37)	(1.50)	12.24	4.80%		4,343	0.38%		0.30%		1.16%
12/31/13	10.95	0.19	3.93	4.12	(0.19)	(1.69)	(1.88)	13.19	38.38%		13,078	0.39%		0.29%		1.41%
12/31/12[g]	10.00	0.13	0.98	1.11	(0.11)	(0.05)	(0.16)	10.95	11.19%	[b]	111	0.40%	[a]	0.29%	[a]	2.76%	[a]
Service Class
3/31/17[r]	$12.48	$0.09	$1.31	$1.40	$(0.16)	$(0.73)	$(0.89)	$12.99	11.33%	[b]	$18,704	0.46%	[a]	0.45%	[a]	1.38%	[a]
9/30/16	11.21	0.14	1.52	1.66	(0.11)	(0.28)	(0.39)	12.48	15.23%		13,347	0.46%		0.45%		1.22%
9/30/15[i]	12.17	0.10	(1.05)	(0.95)	-	(0.01)	(0.01)	11.21	(7.84%	)[b]	8,110	0.54%	[a]	0.45%	[a]	1.09%	[a]
12/31/14	13.16	0.15	0.37	0.52	(0.14)	(1.37)	(1.51)	12.17	4.55%		6,499	0.52%		0.45%		1.14%
12/31/13	10.94	0.18	3.92	4.10	(0.19)	(1.69)	(1.88)	13.16	38.24%		997	0.54%		0.44%		1.31%
12/31/12[g]	10.00	0.13	0.97	1.10	(0.11)	(0.05)	(0.16)	10.94	11.03%	[b]	129	0.55%	[a]	0.44%	[a]	2.73%	[a]

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012
Portfolio turnover rate	5%	37%	13%	33%	59%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$12.50	$0.08	$1.32	$1.40	$(0.15)	$(0.73)	$(0.88)	$13.02	11.27%	[b]	$46,800	0.56%	[a]	0.55%	[a]	1.28%	[a]
9/30/16	11.23	0.13	1.52	1.65	(0.10)	(0.28)	(0.38)	12.50	15.11%		44,061	0.56%		0.55%		1.14%
9/30/15[i]	12.20	0.09	(1.05)	(0.96)	-	(0.01)	(0.01)	11.23	(7.90%	)[b]	30,993	0.64%	[a]	0.55%	[a]	1.00%	[a]
12/31/14	13.18	0.13	0.39	0.52	(0.13)	(1.37)	(1.50)	12.20	4.52%		25,705	0.62%		0.55%		1.02%
12/31/13	10.94	0.15	3.94	4.09	(0.16)	(1.69)	(1.85)	13.18	38.13%		7,562	0.64%		0.54%		1.14%
12/31/12[g]	10.00	0.12	0.97	1.09	(0.10)	(0.05)	(0.15)	10.94	10.99%	[b]	127	0.65%	[a]	0.54%	[a]	2.60%	[a]
Class A
3/31/17[r]	$12.43	$0.07	$1.31	$1.38	$(0.12)	$(0.73)	$(0.85)	$12.96	11.19%	[b]	$22,732	0.81%	[a]	0.80%	[a]	1.03%	[a]
9/30/16	11.16	0.10	1.52	1.62	(0.07)	(0.28)	(0.35)	12.43	14.91%		19,806	0.81%		0.80%		0.89%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	14,478	0.89%	[a]	0.80%	[a]	0.73%	[a]
12/31/14	13.15	0.10	0.38	0.48	(0.10)	(1.37)	(1.47)	12.16	4.24%		15,338	0.88%		0.81%		0.76%
12/31/13	10.95	0.11	3.92	4.03	(0.14)	(1.69)	(1.83)	13.15	37.66%		5,547	0.94%		0.84%		0.82%
12/31/12[g]	10.00	0.10	0.99	1.09	(0.09)	(0.05)	(0.14)	10.95	10.83%	[b]	111	0.95%	[a]	0.84%	[a]	2.21%	[a]
Class R4
3/31/17[r]	$12.40	$0.07	$1.32	$1.39	$(0.14)	$(0.73)	$(0.87)	$12.92	11.29%	[b]	$42,719	0.71%	[a]	0.70%	[a]	1.14%	[a]
9/30/16	11.17	0.11	1.51	1.62	(0.11)	(0.28)	(0.39)	12.40	14.93%		29,129	0.71%		0.70%		1.00%
9/30/15[i]	12.16	0.09	(1.07)	(0.98)	-	(0.01)	(0.01)	11.17	(8.09%	)[b]	9,367	0.79%	[a]	0.70%	[a]	0.96%	[a]
12/31/14[h]	13.27	0.08	0.30	0.38	(0.12)	(1.37)	(1.49)	12.16	3.42%	[b]	151	0.76%	[a]	0.70%	[a]	0.88%	[a]
Class R3
3/31/17[r]	$12.36	$0.06	$1.30	$1.36	$(0.12)	$(0.73)	$(0.85)	$12.87	11.10%	[b]	$35,980	0.96%	[a]	0.95%	[a]	0.90%	[a]
9/30/16	11.16	0.09	1.49	1.58	(0.10)	(0.28)	(0.38)	12.36	14.60%		22,081	0.96%		0.95%		0.75%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	5,873	1.04%	[a]	0.95%	[a]	0.71%	[a]
12/31/14[h]	13.27	0.06	0.29	0.35	(0.09)	(1.37)	(1.46)	12.16	3.20%	[b]	138	1.01%	[a]	0.95%	[a]	0.61%	[a]

MassMutual Select Mid Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$19.16	$0.01	$1.56	$1.57	$(0.03)	$(0.85)	$(0.88)	$19.85	8.52%	[b]	$2,081,152	0.72%	[a]	N/A	0.06%	[a]
9/30/16	18.74	0.01	1.91	1.92	-	(1.50)	(1.50)	19.16	10.74%		1,668,899	0.73%		N/A	0.07%
9/30/15[i]	18.65	(0.01)	0.24	0.23	-	(0.14)	(0.14)	18.74	1.22%	[b]	816,703	0.75%	[a]	N/A	(0.08%	)[a]
12/31/14	18.42	(0.02)	2.33	2.31	-	(2.08)	(2.08)	18.65	13.00%		441,065	0.77%		0.74%	(0.11%	)
12/31/13	15.03	(0.02)	5.40	5.38	-	(1.99)	(1.99)	18.42	36.31%		298,869	0.83%		0.73%	(0.10%	)
12/31/12	14.27	0.02	2.07	2.09	(0.03)	(1.30)	(1.33)	15.03	14.71%		185,584	0.83%		0.73%	0.12%
12/31/11	15.76	(0.03)	(0.29)	(0.32)	-	(1.17)	(1.17)	14.27	(1.74%	)	150,571	0.84%		0.74%	(0.20%	)
Class R5
3/31/17[r]	$19.01	$(0.00)[d]	$1.56	$1.56	$(0.01)	$(0.85)	$(0.86)	$19.71	8.53%	[b]	$889,016	0.82%	[a]	N/A	(0.05%	)[a]
9/30/16	18.63	(0.00)[d]	1.88	1.88	-	(1.50)	(1.50)	19.01	10.58%		826,289	0.83%		N/A	(0.03%	)
9/30/15[i]	18.56	(0.03)	0.24	0.21	-	(0.14)	(0.14)	18.63	1.12%	[b]	641,170	0.85%	[a]	N/A	(0.18%	)[a]
12/31/14	18.36	(0.04)	2.32	2.28	-	(2.08)	(2.08)	18.56	12.88%		668,005	0.87%		0.85%	(0.22%	)
12/31/13	15.00	(0.04)	5.39	5.35	-	(1.99)	(1.99)	18.36	36.19%		569,238	0.96%		0.86%	(0.22%	)
12/31/12	14.25	(0.01)	2.07	2.06	(0.01)	(1.30)	(1.31)	15.00	14.51%		456,600	0.96%		0.86%	(0.04%	)
12/31/11	15.76	(0.06)	(0.28)	(0.34)	-	(1.17)	(1.17)	14.25	(1.86%	)	442,760	0.96%		0.86%	(0.38%	)
Service Class
3/31/17[r]	$18.64	$(0.01)	$1.52	$1.51	$-	$(0.85)	$(0.85)	$19.30	8.41%	[b]	$222,938	0.92%	[a]	N/A	(0.15%	)[a]
9/30/16	18.30	(0.02)	1.86	1.84	-	(1.50)	(1.50)	18.64	10.55%		234,465	0.93%		N/A	(0.13%	)
9/30/15[i]	18.25	(0.04)	0.23	0.19	-	(0.14)	(0.14)	18.30	1.03%	[b]	238,436	0.95%	[a]	N/A	(0.28%	)[a]
12/31/14	18.10	(0.06)	2.29	2.23	-	(2.08)	(2.08)	18.25	12.79%		243,292	0.97%		0.95%	(0.31%	)
12/31/13	14.83	(0.06)	5.32	5.26	-	(1.99)	(1.99)	18.10	35.99%		267,615	1.05%		0.95%	(0.32%	)
12/31/12	14.10	(0.02)	2.05	2.03	-	(1.30)	(1.30)	14.83	14.47%		207,290	1.05%		0.95%	(0.11%	)
12/31/11	15.63	(0.07)	(0.29)	(0.36)	-	(1.17)	(1.17)	14.10	(2.01%	)	182,810	1.05%		0.95%	(0.47%	)

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	17%	36%	31%	33%	32%	36%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$17.96	$(0.02)	$1.47	$1.45	$-	$(0.85)	$(0.85)	$18.56	8.40%	[b]	$326,165	1.02%	[a]	N/A	(0.25%	)[a]
9/30/16	17.71	(0.04)	1.79	1.75	-	(1.50)	(1.50)	17.96	10.38%		340,187	1.03%		N/A	(0.23%	)
9/30/15[i]	17.68	(0.05)	0.22	0.17	-	(0.14)	(0.14)	17.71	0.95%	[b]	364,801	1.05%	[a]	N/A	(0.38%	)[a]
12/31/14	17.61	(0.08)	2.23	2.15	-	(2.08)	(2.08)	17.68	12.70%		364,385	1.09%		1.06%	(0.43%	)
12/31/13	14.49	(0.08)	5.19	5.11	-	(1.99)	(1.99)	17.61	35.80%		382,576	1.20%		1.10%	(0.47%	)
12/31/12	13.82	(0.04)	2.01	1.97	-	(1.30)	(1.30)	14.49	14.33%		320,612	1.20%		1.10%	(0.28%	)
12/31/11	15.37	(0.10)	(0.28)	(0.38)	-	(1.17)	(1.17)	13.82	(2.18%	)	328,331	1.20%		1.10%	(0.63%	)
Class A
3/31/17[r]	$16.86	$(0.04)	$1.37	$1.33	$-	$(0.85)	$(0.85)	$17.34	8.23%	[b]	$274,831	1.27%	[a]	N/A	(0.51%	)[a]
9/30/16	16.75	(0.08)	1.69	1.61	-	(1.50)	(1.50)	16.86	10.12%		297,498	1.28%		N/A	(0.48%	)
9/30/15[i]	16.76	(0.08)	0.21	0.13	-	(0.14)	(0.14)	16.75	0.76%	[b]	306,259	1.30%	[a]	N/A	(0.63%	)[a]
12/31/14	16.84	(0.12)	2.12	2.00	-	(2.08)	(2.08)	16.76	12.38%		322,121	1.34%		1.31%	(0.68%	)
12/31/13	13.96	(0.12)	4.99	4.87	-	(1.99)	(1.99)	16.84	35.44%		333,489	1.44%		1.34%	(0.72%	)
12/31/12	13.39	(0.08)	1.95	1.87	-	(1.30)	(1.30)	13.96	14.05%		347,186	1.45%		1.35%	(0.52%	)
12/31/11	14.96	(0.13)	(0.27)	(0.40)	-	(1.17)	(1.17)	13.39	(2.37%	)	329,974	1.45%		1.35%	(0.87%	)
Class R4
3/31/17[r]	$16.92	$(0.03)	$1.37	$1.34	$-	$(0.85)	$(0.85)	$17.41	8.26%	[b]	$71,929	1.17%	[a]	N/A	(0.39%	)[a]
9/30/16	16.79	(0.06)	1.69	1.63	-	(1.50)	(1.50)	16.92	10.22%		54,177	1.18%		N/A	(0.39%	)
9/30/15[i]	16.78	(0.07)	0.22	0.15	-	(0.14)	(0.14)	16.79	0.88%	[b]	11,441	1.20%	[a]	N/A	(0.53%	)[a]
12/31/14[h]	17.37	(0.07)	1.56	1.49	-	(2.08)	(2.08)	16.78	9.07%	[b]	2,860	1.20%	[a]	N/A	(0.50%	)[a]
Class R3
3/31/17[r]	$15.80	$(0.05)	$1.28	$1.23	$-	$(0.85)	$(0.85)	$16.18	8.14%	[b]	$19,756	1.42%	[a]	N/A	(0.64%	)[a]
9/30/16	15.81	(0.10)	1.59	1.49	-	(1.50)	(1.50)	15.80	9.95%		14,056	1.43%		N/A	(0.63%	)
9/30/15[i]	15.84	(0.10)	0.21	0.11	-	(0.14)	(0.14)	15.81	0.68%	[b]	4,788	1.45%	[a]	N/A	(0.78%	)[a]
12/31/14	16.05	(0.14)	2.01	1.87	-	(2.08)	(2.08)	15.84	12.18%		2,445	1.51%		1.49%	(0.86%	)
12/31/13	13.42	(0.16)	4.78	4.62	-	(1.99)	(1.99)	16.05	35.00%		2,062	1.75%		1.65%	(1.02%	)
12/31/12	12.95	(0.12)	1.89	1.77	-	(1.30)	(1.30)	13.42	13.75%		1,969	1.75%		1.65%	(0.84%	)
12/31/11	14.56	(0.17)	(0.27)	(0.44)	-	(1.17)	(1.17)	12.95	(2.71%	)	2,052	1.75%		1.65%	(1.18%	)

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$13.05	$0.01	$1.21	$1.22	$-	$-	$-	$14.27	9.43%	[b]	$287,965	0.86%	[a]	N/A	0.08%	[a]
9/30/16	15.17	(0.00)[d]	1.05	1.05	(3.17)	(0.00)[d]	(3.17)	13.05	8.25%		276,267	0.87%		N/A	(0.03%	)
9/30/15[i]	16.37	(0.01)	(0.95)	(0.96)	(0.24)	-	(0.24)	15.17	(5.92%	)[b]	237,215	0.85%	[a]	N/A	(0.08%	)[a]
12/31/14	19.02	(0.03)	1.03	1.00	(3.65)	-	(3.65)	16.37	6.16%		523,725	0.85%		0.84%	(0.19%	)
12/31/13	15.16	(0.04)	7.14	7.10	(3.24)	-	(3.24)	19.02	47.86%		237,249	0.92%		0.85%	(0.23%	)
12/31/12	14.16	(0.02)	1.92	1.90	(0.90)	-	(0.90)	15.16	13.53%		136,266	0.92%		0.86%	(0.12%	)
12/31/11	17.26	(0.06)	(0.96)	(1.02)	(2.08)	-	(2.08)	14.16	(5.41%	)	119,706	0.92%		0.87%	(0.36%	)
Class R5
3/31/17[r]	$12.93	$(0.00)[d]	$1.20	$1.20	$-	$-	$-	$14.13	9.37%	[b]	$116,217	0.96%	[a]	N/A	(0.02%	)[a]
9/30/16	15.07	(0.02)	1.05	1.03	(3.17)	(0.00)[d]	(3.17)	12.93	8.16%		119,577	0.97%		N/A	(0.15%	)
9/30/15[i]	16.28	(0.02)	(0.95)	(0.97)	(0.24)	-	(0.24)	15.07	(6.07%	)[b]	168,987	0.95%	[a]	N/A	(0.18%	)[a]
12/31/14	18.94	(0.06)	1.05	0.99	(3.65)	-	(3.65)	16.28	6.14%		212,669	0.97%		0.94%	(0.30%	)
12/31/13	15.12	(0.06)	7.12	7.06	(3.24)	-	(3.24)	18.94	47.71%		574,359	1.02%		0.95%	(0.31%	)
12/31/12	14.14	(0.03)	1.91	1.88	(0.90)	-	(0.90)	15.12	13.41%		455,747	1.02%		0.96%	(0.22%	)
12/31/11	17.25	(0.09)	(0.94)	(1.03)	(2.08)	-	(2.08)	14.14	(5.47%	)	429,979	1.02%		0.97%	(0.53%	)
Service Class
3/31/17[r]	$12.33	$(0.01)	$1.15	$1.14	$-	$-	$-	$13.47	9.33%	[b]	$34,494	1.06%	[a]	N/A	(0.11%	)[a]
9/30/16	14.53	(0.03)	1.00	0.97	(3.17)	(0.00)[d]	(3.17)	12.33	8.02%		36,718	1.07%		N/A	(0.23%	)
9/30/15[i]	15.71	(0.03)	(0.91)	(0.94)	(0.24)	-	(0.24)	14.53	(6.10%	)[b]	36,194	1.05%	[a]	N/A	(0.28%	)[a]
12/31/14	18.43	(0.07)	1.00	0.93	(3.65)	-	(3.65)	15.71	5.98%		39,757	1.08%		1.05%	(0.41%	)
12/31/13	14.80	(0.08)	6.95	6.87	(3.24)	-	(3.24)	18.43	47.46%		77,163	1.16%		1.09%	(0.46%	)
12/31/12	13.87	(0.06)	1.89	1.83	(0.90)	-	(0.90)	14.80	13.31%		58,290	1.16%		1.10%	(0.39%	)
12/31/11	17.00	(0.12)	(0.93)	(1.05)	(2.08)	-	(2.08)	13.87	(5.68%	)	64,304	1.16%		1.11%	(0.68%	)

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	46%	85%	82%	76%	97%	104%	88%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$11.69	$(0.01)	$1.08	$1.07	$-	$-	$-	$12.76	9.25%	[b]	$30,062	1.16%	[a]	N/A	(0.22%	)[a]
9/30/16	13.95	(0.04)	0.95	0.91	(3.17)	(0.00)[d]	(3.17)	11.69	7.92%		29,335	1.17%		N/A	(0.34%	)
9/30/15[i]	15.10	(0.04)	(0.87)	(0.91)	(0.24)	-	(0.24)	13.95	(6.15%	)[b]	33,350	1.15%	[a]	N/A	(0.38%	)[a]
12/31/14	17.87	(0.09)	0.97	0.88	(3.65)	-	(3.65)	15.10	5.88%		30,069	1.18%		1.16%	(0.52%	)
12/31/13	14.44	(0.10)	6.77	6.67	(3.24)	-	(3.24)	17.87	47.25%		42,628	1.31%		1.24%	(0.60%	)
12/31/12	13.58	(0.08)	1.84	1.76	(0.90)	-	(0.90)	14.44	13.08%		50,085	1.31%		1.25%	(0.53%	)
12/31/11	16.71	(0.14)	(0.91)	(1.05)	(2.08)	-	(2.08)	13.58	(5.77%	)	50,193	1.31%		1.26%	(0.83%	)
Class A
3/31/17[r]	$10.61	$(0.03)	$0.99	$0.96	$-	$-	$-	$11.57	9.15%	[b]	$35,247	1.41%	[a]	N/A	(0.47%	)[a]
9/30/16	12.97	(0.06)	0.87	0.81	(3.17)	(0.00)[d]	(3.17)	10.61	7.70%		40,045	1.42%		N/A	(0.59%	)
9/30/15[i]	14.09	(0.07)	(0.81)	(0.88)	(0.24)	-	(0.24)	12.97	(6.31%	)[b]	46,014	1.40%	[a]	N/A	(0.63%	)[a]
12/31/14	16.96	(0.13)	0.91	0.78	(3.65)	-	(3.65)	14.09	5.60%		56,296	1.43%		1.41%	(0.77%	)
12/31/13	13.85	(0.14)	6.49	6.35	(3.24)	-	(3.24)	16.96	46.94%		71,667	1.56%		1.49%	(0.86%	)
12/31/12	13.09	(0.13)	1.79	1.66	(0.90)	-	(0.90)	13.85	12.80%		60,764	1.56%		1.50%	(0.89%	)
12/31/11	16.23	(0.18)	(0.88)	(1.06)	(2.08)	-	(2.08)	13.09	(6.01%	)	70,773	1.56%		1.51%	(1.12%	)
Class R4
3/31/17[r]	$10.65	$(0.02)	$0.99	$0.97	$-	$-	$-	$11.62	9.21%	[b]	$2,579	1.31%	[a]	N/A	(0.37%	)[a]
9/30/16	13.00	(0.05)	0.87	0.82	(3.17)	(0.00)[d]	(3.17)	10.65	7.78%		1,781	1.32%		N/A	(0.45%	)
9/30/15[i]	14.10	(0.06)	(0.80)	(0.86)	(0.24)	-	(0.24)	13.00	(6.23%	)[b]	438	1.30%	[a]	N/A	(0.54%	)[a]
12/31/14[h]	17.12	(0.08)	0.71	0.63	(3.65)	-	(3.65)	14.10	4.67%	[b]	105	1.29%	[a]	N/A	(0.62%	)[a]
Class R3
3/31/17[r]	$9.57	$(0.03)	$0.89	$0.86	$-	$-	$-	$10.43	9.10%	[b]	$1,776	1.56%	[a]	N/A	(0.63%	)[a]
9/30/16	12.02	(0.06)	0.78	0.72	(3.17)	(0.00)[d]	(3.17)	9.57	7.52%		1,254	1.57%		N/A	(0.69%	)
9/30/15[i]	13.09	(0.08)	(0.75)	(0.83)	(0.24)	-	(0.24)	12.02	(6.41%	)[b]	315	1.55%	[a]	N/A	(0.80%	)[a]
12/31/14	16.04	(0.16)	0.86	0.70	(3.65)	-	(3.65)	13.09	5.35%		104	1.66%		1.63%	(1.02%	)
12/31/13	13.27	(0.19)	6.20	6.01	(3.24)	-	(3.24)	16.04	46.43%		571	1.86%		1.79%	(1.16%	)
12/31/12	12.61	(0.14)	1.70	1.56	(0.90)	-	(0.90)	13.27	12.49%		479	1.86%		1.80%	(1.04%	)
12/31/11	15.77	(0.21)	(0.87)	(1.08)	(2.08)	-	(2.08)	12.61	(6.32%	)	426	1.86%		1.81%	(1.37%	)

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$6.41	$0.04		$0.58	$0.62	$(0.38)	$-	$(0.38)	$6.65	9.94%	[b]	$15,600		1.60%	[a]	0.90%	[a]	1.11%	[a]
9/30/16	6.35	0.15		(0.08)	0.07	(0.01)	-	(0.01)	6.41	1.07%		39,038		1.20%		0.90%		2.38%
9/30/15[i]	6.67	0.11		(0.43)	(0.32)	-	-	-	6.35	(4.80%	)[b]	65,202		1.19%	[a]	0.90%	[a]	2.14%	[a]
12/31/14[h]	7.55	0.12		(0.74)	(0.62)	(0.26)	-	(0.26)	6.67	(8.12%	)[b]	60,663		0.96%	[a]	0.90%	[a]	2.14%	[a]
Class R5
3/31/17[r]	$5.00	$-		$-	$-	$-	$-	$-	$5.00	-%		$0	[f]	-%		-%		-%
9/30/16	6.34	0.17		(1.51)	(1.34)	-	-	-	5.00	(21.14%	)	0	[f]	1.31%		1.00%		2.63%
9/30/15[i]	6.68	0.00	[d]	(0.34)	(0.34)	-	-	-	6.34	(4.94%	)[b]	12		1.29%	[a]	1.00%	[a]	(0.09%	)[a]
12/31/14	7.72	0.30		(1.09)	(0.79)	(0.25)	-	(0.25)	6.68	(10.10%	)	110,644		1.06%		1.00%		4.06%
12/31/13	6.49	0.15		1.26	1.41	(0.18)	(0.00)[d]	(0.18)	7.72	21.84%		162,746		1.06%		0.99%		2.14%
12/31/12	5.70	0.17		0.81	0.98	(0.19)	-	(0.19)	6.49	17.29%		151,060		1.07%		0.99%		2.86%
12/31/11	7.08	0.15		(1.35)	(1.20)	(0.18)	-	(0.18)	5.70	(16.84%	)	121,002		1.09%		0.99%		2.24%
Service Class
3/31/17[r]	$6.56	$0.04		$0.59	$0.63	$(0.36)	$-	$(0.36)	$6.83	9.96%	[b]	$105		1.80%	[a]	1.10%	[a]	1.18%	[a]
9/30/16	6.51	0.15		(0.10)	0.05	-	-	-	6.56	0.77%		160		1.40%		1.10%		2.27%
9/30/15[i]	6.84	0.10		(0.43)	(0.33)	-	-	-	6.51	(4.82%	)[b]	142		1.39%	[a]	1.10%	[a]	1.92%	[a]
12/31/14	7.91	0.22		(1.04)	(0.82)	(0.25)	-	(0.25)	6.84	(10.30%	)	146		1.16%		1.10%		2.89%
12/31/13	6.65	0.14		1.29	1.43	(0.17)	(0.00)[d]	(0.17)	7.91	21.66%		97		1.16%		1.09%		1.92%
12/31/12	5.84	0.17		0.83	1.00	(0.19)	-	(0.19)	6.65	17.12%		74		1.17%		1.09%		2.75%
12/31/11	7.06	0.19		(1.40)	(1.21)	(0.01)	-	(0.01)	5.84	(17.11%	)	55		1.19%		1.09%		2.69%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	16%	84%	64%	68%	56%	58%	140%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$6.64	$0.05	$0.58	$0.63	$(0.36)	$-	$(0.36)	$6.91	9.84%	[b]	$209	1.90%	[a]	1.20%	[a]	1.50%	[a]
9/30/16	6.59	0.14	(0.09)	0.05	-	-	-	6.64	0.76%		138	1.50%		1.20%		2.11%
9/30/15[i]	6.93	0.10	(0.44)	(0.34)	-	-	-	6.59	(4.91%	)[b]	85	1.49%	[a]	1.20%	[a]	1.82%	[a]
12/31/14	8.02	0.10	(0.94)	(0.84)	(0.25)	-	(0.25)	6.93	(10.43%	)	89	1.26%		1.20%		1.29%
12/31/13	6.74	0.13	1.31	1.44	(0.16)	(0.00)[d]	(0.16)	8.02	21.50%		12	1.31%		1.17%		1.82%
12/31/12	5.79	0.20	0.75	0.95	-	-	-	6.74	16.61%		18	1.32%		1.17%		3.36%
12/31/11	7.06	0.21	(1.41)	(1.20)	(0.07)	-	(0.07)	5.79	(17.06%	)	2,113	1.34%		1.17%		2.91%
Class A
3/31/17[r]	$6.36	$0.04	$0.56	$0.60	$(0.33)	$-	$(0.33)	$6.63	9.57%	[b]	$255	2.15%	[a]	1.45%	[a]	1.10%	[a]
9/30/16	6.33	0.10	(0.07)	0.03	-	-	-	6.36	0.47%		256	1.75%		1.45%		1.54%
9/30/15[i]	6.68	0.08	(0.43)	(0.35)	-	-	-	6.33	(5.24%	)[b]	560	1.74%	[a]	1.45%	[a]	1.53%	[a]
12/31/14	7.71	0.28	(1.10)	(0.82)	(0.21)	-	(0.21)	6.68	(10.60%	)	406	1.51%		1.44%		3.78%
12/31/13	6.48	0.12	1.25	1.37	(0.14)	(0.00)[d]	(0.14)	7.71	21.28%		764	1.56%		1.42%		1.64%
12/31/12	5.69	0.15	0.80	0.95	(0.16)	-	(0.16)	6.48	16.80%		700	1.57%		1.42%		2.53%
12/31/11	7.05	0.13	(1.34)	(1.21)	(0.15)	-	(0.15)	5.69	(17.13%	)	873	1.59%		1.42%		1.99%
Class R4
3/31/17[r]	$6.35	$0.03	$0.57	$0.60	$(0.35)	$-	$(0.35)	$6.60	9.78%	[b]	$666	2.05%	[a]	1.35%	[a]	0.91%	[a]
9/30/16	6.32	0.15	(0.12)	0.03	(0.00)[d]	-	(0.00)[d]	6.35	0.53%		1,112	1.65%		1.35%		2.39%
9/30/15[i]	6.66	0.09	(0.43)	(0.34)	-	-	-	6.32	(5.11%	)[b]	87	1.64%	[a]	1.35%	[a]	1.67%	[a]
12/31/14[h]	7.53	0.10	(0.73)	(0.63)	(0.24)	-	(0.24)	6.66	(8.35%	)[b]	92	1.41%	[a]	1.35%	[a]	1.76%	[a]
Class R3
3/31/17[r]	$6.33	$0.04	$0.56	$0.60	$(0.35)	$-	$(0.35)	$6.58	9.72%	[b]	$359	2.30%	[a]	1.60%	[a]	1.21%	[a]
9/30/16	6.31	0.11	(0.09)	0.02	-	-	-	6.33	0.32%		196	1.90%		1.60%		1.79%
9/30/15[i]	6.66	0.07	(0.42)	(0.35)	-	-	-	6.31	(5.26%	)[b]	100	1.89%	[a]	1.60%	[a]	1.39%	[a]
12/31/14[h]	7.53	0.08	(0.73)	(0.65)	(0.22)	-	(0.22)	6.66	(8.54%	)[b]	91	1.66%	[a]	1.60%	[a]	1.51%	[a]

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$12.10	$0.13	$0.57	$0.70	$(0.61)	$(0.21)	$(0.82)	$11.98	6.27%	[b]	$117,776	0.31%	[a]	0.25%	[a]	2.27%	[a]
9/30/16	11.68	0.34	0.38	0.72	(0.27)	(0.03)	(0.30)	12.10	6.26%		93,913	0.24%		0.24%	[n]	2.89%
9/30/15[i]	12.20	0.31	(0.83)	(0.52)	-	-	-	11.68	(4.26%	)[b]	278,051	0.29%	[a]	0.25%	[a]	3.22%	[a]
12/31/14	13.51	0.46	(1.23)	(0.77)	(0.40)	(0.14)	(0.54)	12.20	(5.64%	)	213,384	0.26%		0.25%		3.38%
12/31/13	11.80	0.37	2.19	2.56	(0.40)	(0.45)	(0.85)	13.51	22.08%		183,956	0.32%		0.23%		2.87%
12/31/12[g]	10.00	0.11	1.84	1.95	(0.14)	(0.01)	(0.15)	11.80	19.53%	[b]	127,538	0.35%	[a]	0.23%	[a]	2.23%	[a]
Class R5
3/31/17[r]	$12.09	$0.09	$0.61	$0.70	$(0.60)	$(0.21)	$(0.81)	$11.98	6.35%	[b]	$15,462	0.41%	[a]	0.35%	[a]	$1.57%	[a]
9/30/16	11.68	0.34	0.36	0.70	(0.26)	(0.03)	(0.29)	12.09	6.11%		32,195	0.34%		0.34%	[n]	2.96%
9/30/15[i]	12.21	0.32	(0.85)	(0.53)	-	-	-	11.68	(4.34%	)[b]	16,010	0.39%	[a]	0.35%	[a]	3.36%	[a]
12/31/14	13.50	0.59	(1.37)	(0.78)	(0.37)	(0.14)	(0.51)	12.21	(5.68%	)	4,052	0.36%		0.34%		4.35%
12/31/13	11.80	0.34	2.20	2.54	(0.39)	(0.45)	(0.84)	13.50	21.95%		10,414	0.42%		0.33%		2.54%
12/31/12[g]	10.00	0.11	1.83	1.94	(0.13)	(0.01)	(0.14)	11.80	19.48%	[b]	120	0.45%	[a]	0.33%	[a]	2.15%	[a]
Service Class
3/31/17[r]	$12.05	$0.12	$0.55	$0.67	$(0.58)	$(0.21)	$(0.79)	$11.93	6.13%	[b]	$23,585	0.56%	[a]	0.50%	[a]	2.09%	[a]
9/30/16	11.64	0.32	0.36	0.68	(0.24)	(0.03)	(0.27)	12.05	5.94%		16,897	0.49%		0.49%	[n]	2.79%
9/30/15[i]	12.17	0.29	(0.82)	(0.53)	-	-	-	11.64	(4.35%	)[b]	14,896	0.54%	[a]	0.50%	[a]	3.00%	[a]
12/31/14	13.49	0.35	(1.15)	(0.80)	(0.38)	(0.14)	(0.52)	12.17	(5.88%	)	5,988	0.50%		0.50%	[k]	2.61%
12/31/13	11.80	0.33	2.19	2.52	(0.38)	(0.45)	(0.83)	13.49	21.71%		387	0.57%		0.48%		2.55%
12/31/12[g]	10.00	0.10	1.84	1.94	(0.13)	(0.01)	(0.14)	11.80	19.42%	[b]	137	0.60%	[a]	0.48%	[a]	1.95%	[a]

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012
Portfolio turnover rate	4%	26%	6%	28%	42%	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$12.03	$0.10	$0.57	$0.67	$(0.57)	$(0.21)	$(0.78)	$11.92	6.10%	[b]	$43,501	0.66%	[a]	0.60%	[a]	1.79%	[a]
9/30/16	11.62	0.32	0.35	0.67	(0.23)	(0.03)	(0.26)	12.03	5.87%		39,646	0.59%		0.59%	[n]	2.72%
9/30/15[i]	12.17	0.28	(0.83)	(0.55)	-	-	-	11.62	(4.52%	)[b]	33,128	0.64%	[a]	0.60%	[a]	2.93%	[a]
12/31/14	13.49	0.32	(1.13)	(0.81)	(0.37)	(0.14)	(0.51)	12.17	(5.90%	)	22,634	0.60%		0.60%	[k]	2.43%
12/31/13	11.80	0.35	2.16	2.51	(0.37)	(0.45)	(0.82)	13.49	21.60%		4,450	0.67%		0.58%		2.67%
12/31/12[g]	10.00	0.09	1.84	1.93	(0.12)	(0.01)	(0.13)	11.80	19.35%	[b]	120	0.70%	[a]	0.58%	[a]	1.88%	[a]
Class A
3/31/17[r]	$12.00	$0.09	$0.56	$0.65	$(0.54)	$(0.21)	$(0.75)	$11.90	5.96%	[b]	$16,136	0.91%	[a]	0.85%	[a]	1.60%	[a]
9/30/16	11.59	0.27	0.38	0.65	(0.21)	(0.03)	(0.24)	12.00	5.63%		13,495	0.84%		0.84%	[n]	2.35%
9/30/15[i]	12.16	0.25	(0.82)	(0.57)	-	-	-	11.59	(4.69%	)[b]	12,681	0.89%	[a]	0.85%	[a]	2.65%	[a]
12/31/14	13.47	0.34	(1.18)	(0.84)	(0.33)	(0.14)	(0.47)	12.16	(6.20%	)	7,253	0.86%		0.86%	[k]	2.56%
12/31/13	11.80	0.30	2.16	2.46	(0.34)	(0.45)	(0.79)	13.47	21.32%		3,271	0.97%		0.88%		2.32%
12/31/12[g]	10.00	0.08	1.84	1.92	(0.11)	(0.01)	(0.12)	11.80	19.20%	[b]	119	1.00%	[a]	0.88%	[a]	1.59%	[a]
Class R4
3/31/17[r]	$11.96	$0.10	$0.56	$0.66	$(0.57)	$(0.21)	$(0.78)	$11.84	6.04%	[b]	$39,785	0.81%	[a]	0.75%	[a]	1.81%	[a]
9/30/16	11.59	0.32	0.33	0.65	(0.25)	(0.03)	(0.28)	11.96	5.66%		25,933	0.74%		0.74%	[n]	2.74%
9/30/15[i]	12.15	0.19	(0.75)	(0.56)	-	-	-	11.59	(4.69%	)[b]	6,697	0.79%	[a]	0.75%	[a]	2.03%	[a]
12/31/14[h]	13.53	0.22	(1.11)	(0.89)	(0.35)	(0.14)	(0.49)	12.15	(6.48%	)[b]	141	0.75%	[a]	0.75%	[a,k]	2.22%	[a]
Class R3
3/31/17[r]	$11.93	$0.08	$0.56	$0.64	$(0.55)	$(0.21)	$(0.76)	$11.81	5.86%	[b]	$31,748	1.06%	[a]	1.00%	[a]	1.45%	[a]
9/30/16	11.58	0.28	0.34	0.62	(0.24)	(0.03)	(0.27)	11.93	5.44%		24,798	0.99%		0.99%	[n]	2.46%
9/30/15[i]	12.16	0.22	(0.80)	(0.58)	-	-	-	11.58	(4.69%	)[b]	5,031	1.04%	[a]	1.00%	[a]	2.32%	[a]
12/31/14[h]	13.53	0.21	(1.12)	(0.91)	(0.32)	(0.14)	(0.46)	12.16	(6.73%	)[b]	97	1.00%	[a]	1.00%	[a,k]	2.09%	[a]

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
3/31/17[r]	$7.88	$0.03	$0.74	$0.77	$(0.18)	$(0.18)	$8.47	9.92%	[b]	$333,798	0.93%	[a]	N/A	0.82%	[a]
9/30/16	7.68	0.14	0.19	0.33	(0.13)	(0.13)	7.88	4.28%		328,518	0.92%		N/A	1.88%
9/30/15[i]	8.29	0.13	(0.53)	(0.40)	(0.21)	(0.21)	7.68	(5.00%	)[b]	290,692	0.93%	[a]	N/A	1.95%	[a]
12/31/14	9.05	0.20	(0.75)	(0.55)	(0.21)	(0.21)	8.29	(6.25%	)	305,063	0.97%		0.90%	2.22%
12/31/13	7.57	0.15	1.54	1.69	(0.21)	(0.21)	9.05	22.65%		270,927	1.16%		0.85%	1.76%
12/31/12	6.26	0.15	1.28	1.43	(0.12)	(0.12)	7.57	23.14%		255,215	1.16%		0.85%	2.19%
12/31/11	7.34	0.07	(1.02)	(0.95)	(0.13)	(0.13)	6.26	(12.97%	)	242,149	1.18%		0.86%	1.03%
Class R5
3/31/17[r]	$7.90	$0.03	$0.73	$0.76	$(0.17)	$(0.17)	$8.49	9.90%	[b]	$133,766	1.03%	[a]	N/A	0.68%	[a]
9/30/16	7.70	0.13	0.19	0.32	(0.12)	(0.12)	7.90	4.15%		138,668	1.02%		N/A	1.71%
9/30/15[i]	8.31	0.12	(0.54)	(0.42)	(0.19)	(0.19)	7.70	(5.13%	)[b]	161,529	1.03%	[a]	N/A	1.85%	[a]
12/31/14	9.06	0.19	(0.76)	(0.57)	(0.18)	(0.18)	8.31	(6.40%	)	164,096	1.13%		1.05%	2.18%
12/31/13	7.58	0.12	1.55	1.67	(0.19)	(0.19)	9.06	22.39%		191,060	1.44%		1.13%	1.41%
12/31/12	6.26	0.12	1.29	1.41	(0.09)	(0.09)	7.58	22.70%		155,925	1.45%		1.14%	1.78%
12/31/11	7.34	0.14	(1.10)	(0.96)	(0.12)	(0.12)	6.26	(13.09%	)	99,517	1.43%		1.14%	1.90%
Service Class
3/31/17[r]	$7.86	$0.02	$0.73	$0.75	$(0.16)	$(0.16)	$8.45	9.71%	[b]	$44,559	1.13%	[a]	N/A	0.48%	[a]
9/30/16	7.66	0.12	0.19	0.31	(0.11)	(0.11)	7.86	4.07%		69,873	1.12%		N/A	1.63%
9/30/15[i]	8.26	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.66	(5.10%	)[b]	77,184	1.13%	[a]	N/A	1.74%	[a]
12/31/14	9.01	0.17	(0.75)	(0.58)	(0.17)	(0.17)	8.26	(6.52%	)	76,131	1.21%		1.13%	1.95%
12/31/13	7.54	0.12	1.54	1.66	(0.19)	(0.19)	9.01	22.27%		83,580	1.49%		1.18%	1.41%
12/31/12	6.23	0.13	1.27	1.40	(0.09)	(0.09)	7.54	22.64%		66,317	1.50%		1.19%	1.97%
12/31/11	7.31	0.11	(1.07)	(0.96)	(0.12)	(0.12)	6.23	(13.16%	)	75,356	1.49%		1.19%	1.60%

	Six months ended March 31, 2017[b,r]	Year ended September 30, 2016	Period ended September 30, 2015[b]	Year ended December 31
				2014	2013	2012	2011
Portfolio turnover rate	15%	38%	39%	42%	35%	39%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
r	Unaudited.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
3/31/17[r]	$7.92	$0.02	$0.73	$0.75	$(0.15)	$(0.15)	$8.52	9.67%	[b]	$37,838	1.23%	[a]	N/A	0.50%	[a]
9/30/16	7.72	0.12	0.18	0.30	(0.10)	(0.10)	7.92	3.93%		37,189	1.22%		N/A	1.54%
9/30/15[i]	8.32	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.72	(5.08%	)[b]	35,607	1.23%	[a]	N/A	1.70%	[a]
12/31/14	9.09	0.17	(0.76)	(0.59)	(0.18)	(0.18)	8.32	(6.59%	)	29,655	1.29%		1.22%	1.90%
12/31/13	7.60	0.11	1.54	1.65	(0.16)	(0.16)	9.09	22.02%		26,362	1.54%		1.23%	1.35%
12/31/12	6.22	0.12	1.29	1.41	(0.03)	(0.03)	7.60	22.67%		27,315	1.55%		1.24%	1.76%
12/31/11	7.28	0.14	(1.10)	(0.96)	(0.10)	(0.10)	6.22	(13.21%	)	26,070	1.53%		1.23%	1.97%
Class A
3/31/17[r]	$7.75	$0.01	$0.71	$0.72	$(0.13)	$(0.13)	$8.34	9.46%	[b]	$53,604	1.48%	[a]	N/A	$0.23%	[a]
9/30/16	7.55	0.10	0.18	0.28	(0.08)	(0.08)	7.75	3.73%		58,816	1.47%		N/A	1.31%
9/30/15[i]	8.14	0.09	(0.52)	(0.43)	(0.16)	(0.16)	7.55	(5.39%	)[b]	58,523	1.48%	[a]	N/A	1.40%	[a]
12/31/14	8.89	0.15	(0.75)	(0.60)	(0.15)	(0.15)	8.14	(6.80%	)	60,890	1.55%		1.47%	1.72%
12/31/13	7.45	0.09	1.52	1.61	(0.17)	(0.17)	8.89	21.86%		60,251	1.79%		1.48%	1.08%
12/31/12	6.16	0.10	1.26	1.36	(0.07)	(0.07)	7.45	22.47%		54,429	1.80%		1.49%	1.48%
12/31/11	7.23	0.09	(1.06)	(0.97)	(0.10)	(0.10)	6.16	(13.60%	)	42,720	1.79%		1.49%	1.33%
Class R4
3/31/17[r]	$7.64	$0.01	$0.70	$0.71	$(0.14)	$(0.14)	$8.21	9.51%	[b]	$6,799	1.38%	[a]	N/A	0.36%	[a]
9/30/16	7.47	0.12	0.16	0.28	(0.11)	(0.11)	7.64	3.79%		6,660	1.37%		N/A	1.57%
9/30/15[i]	8.09	0.08	(0.49)	(0.41)	(0.21)	(0.21)	7.47	(5.24%	)[b]	3,422	1.38%	[a]	N/A	1.28%	[a]
12/31/14[h]	8.80	0.11	(0.61)	(0.50)	(0.21)	(0.21)	8.09	(5.81%	)[b]	94	1.37%	[a]	N/A	1.63%	[a]
Class R3
3/31/17[r]	$7.70	$(0.00)[d]	$0.71	$0.71	$(0.13)	$(0.13)	$8.28	9.34%	[b]	$1,932	1.63%	[a]	N/A	0.09%	[a]
9/30/16	7.52	0.09	0.18	0.27	(0.09)	(0.09)	7.70	3.63%		1,918	1.62%		N/A	1.25%
9/30/15[i]	8.15	0.10	(0.55)	(0.45)	(0.18)	(0.18)	7.52	(5.60%	)[b]	1,257	1.63%	[a]	N/A	1.51%	[a]
12/31/14	8.76	0.17	(0.78)	(0.61)	-	-	8.15	(6.96%	)	182	1.82%		1.69%	2.02%
12/31/13	7.37	0.06	1.51	1.57	(0.18)	(0.18)	8.76	21.53%		732	2.09%		1.78%	0.79%
12/31/12	6.11	0.07	1.26	1.33	(0.07)	(0.07)	7.37	21.96%		549	2.10%		1.79%	1.12%
12/31/11	7.15	0.07	(1.05)	(0.98)	(0.06)	(0.06)	6.11	(13.78%	)	238	2.09%		1.79%	0.98%

Notes to Financial Statements (Unaudited)

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 20 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Equity Opportunities Fund (formerly known as MassMutual Select Focused Value Fund) (“Equity Opportunities Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Fund (formerly known as MassMutual Select Mid Cap Growth Equity II Fund) (“Mid Cap Growth Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Select Diversified International Fund (“Diversified International Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

On May 13, 2015, the Board of Trustees (“Trustees”) approved a change in the fiscal year end of the Funds from December 31 to September 30. Accordingly, the Funds’ financial statements and related notes include information as of the nine month period ended September 30, 2015, and the year ended December 31, 2014.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to

Notes to Financial Statements (Unaudited) (Continued)

end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Assistant Vice Presidents, Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Unaudited) (Continued)

moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

Notes to Financial Statements (Unaudited) (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Diversified Value Fund and Growth Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of March 31, 2017. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of March 31, 2017, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3		Total
Total Return Bond Fund
Asset Investments
Corporate Debt	$-	$276,427,288	$-		$276,427,288
Municipal Obligations	-	14,917,395	-		14,917,395
Non-U.S. Government Agency Obligations	-	148,099,406	-		148,099,406
U.S. Government Agency Obligations and Instrumentalities	-	277,392,672	-		277,392,672
U.S. Treasury Obligations	-	209,531,476	-		209,531,476
Short-Term Investments	-	68,721,996	-		68,721,996

Total Investments	$-	$995,090,233	$-		$995,090,233

Asset Derivatives
Futures Contracts	$163,873	$-	$-		$163,873

Liability Derivatives
Forward Contracts	$-	$(845,282)	$-		$(845,282)

Strategic Bond Fund
Asset Investments
Preferred Stock	$161,233	$-	$-		$161,233
Bank Loans	-	14,852,725	-		14,852,725
Corporate Debt	-	91,929,817	-		91,929,817
Municipal Obligations	-	188,850	-		188,850
Non-U.S. Government Agency Obligations	-	47,240,106	1,236,782	**	48,476,888
Sovereign Debt Obligations	-	16,247,708	-		16,247,708
U.S. Government Agency Obligations and Instrumentalities	-	99,524,589	-		99,524,589
U.S. Treasury Obligations	-	103,618,914	-		103,618,914
Purchased Options	1,308,343	-	-		1,308,343
Short-Term Investments	-	68,487,881	-		68,487,881

Total Investments	$1,469,576	$442,090,590	$1,236,782		$444,796,948

Asset Derivatives
Forward Contracts	$-	$542,204	$-		$542,204
Futures Contracts	439,504	-	-		439,504
Swap Agreements	-	1,388,887	-		1,388,887

Total	$439,504	$1,931,091	$-		$2,370,595

Liability Derivatives
Forward Contracts	$-	$(692,131)	$-		$(692,131)
Futures Contracts	(102,055)	-	-		(102,055)
Swap Agreements	-	(186,601)	-		(186,601)
Written Options	(536,138)	-	-		(536,138)

Total	$(638,193)	$(878,732)	$-		$(1,516,925)

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3	Total
Fundamental Value Fund
Asset Investments
Common Stock	$1,207,242,497	$31,745,911	*	$-	$1,238,988,408
Short-Term Investments	-	12,895,751		-	12,895,751

Total Investments	$1,207,242,497	$44,641,662		$-	$1,251,884,159

Large Cap Value Fund
Asset Investments
Common Stock	$180,755,429	$2,091,176		$-	$182,846,605
Mutual Funds	5,774,344	-		-	5,774,344
Short-Term Investments	-	10,010,156		-	10,010,156

Total Investments	$186,529,773	$12,101,332		$-	$198,631,105

S&P 500 Index Fund
Asset Investments
Common Stock	$3,782,330,727	$-		$-	$3,782,330,727
Short-Term Investments	-	26,237,026		-	26,237,026

Total Investments	$3,782,330,727	$26,237,026		$-	$3,808,567,753

Asset Derivatives
Futures Contracts	$121,755	$-		$-	$121,755

Equity Opportunities Fund
Asset Investments
Common Stock	$718,168,171	$15,744,276	*	$-	$733,912,447

Fundamental Growth Fund
Asset Investments
Common Stock	$121,386,676	$571,515	*	$-	$121,958,191
Mutual Funds	1,573,066	-		-	1,573,066
Short-Term Investments	-	3,363,416		-	3,363,416

Total Investments	$122,959,742	$3,934,931		$-	$126,894,673

Blue Chip Growth Fund
Asset Investments
Common Stock	$1,805,064,422	$42,328,353	*	$-	$1,847,392,775
Mutual Funds	1,016	-		-	1,016
Short-Term Investments	-	27,311,226		-	27,311,226

Total Investments	$1,805,065,438	$69,639,579		$-	$1,874,705,017

Mid-Cap Value Fund
Asset Investments
Common Stock	$107,560,386	$670,411	*	$-	$108,230,797
Mutual Funds	1,277,631	-		-	1,277,631

Total Investments	$108,838,017	$670,411		$-	$109,508,428

Asset Derivatives
Forward Contracts	$-	$13,510		$-	$13,510

Liability Derivatives
Forward Contracts	$-	$(5,318)		$-	$(5,318)

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3		Total
Small Cap Value Equity Fund
Asset Investments
Common Stock	$179,852,655	$3,706,176	*	$-	+**	$183,558,831
Corporate Debt	-	279,885		-		279,885
Short-Term Investments	-	6,350,666		-		6,350,666

Total Investments	$179,852,655	$10,336,727		$-		$190,189,382

Small Company Value Fund
Asset Investments
Common Stock	$276,839,361	$-		$-	+**	$276,839,361
Mutual Funds	16,816,963	-		-		16,816,963
Short-Term Investments	-	4,455,759		-		4,455,759

Total Investments	$293,656,324	$4,455,759		$-		$298,112,083

Asset Derivatives
Futures Contracts	$2,706	$-		$-		$2,706

S&P Mid Cap Index Fund
Asset Investments
Common Stock	$369,647,415	$-		$-		$369,647,415
Mutual Funds	18,581,847	-		-		18,581,847
Short-Term Investments	-	12,265,903		-		12,265,903

Total Investments	$388,229,262	$12,265,903		$-		$400,495,165

Asset Derivatives
Futures Contracts	$57,578	$-		$-		$57,578

Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$316,218,719	$-		$10,678	**	$316,229,397
Rights	-	-		44,356	**	44,356
Corporate Debt	-	44,663		-		44,663
Mutual Funds	38,150,827	-		-		38,150,827
Short-Term Investments	-	12,749,798		-		12,749,798

Total Investments	$354,369,546	$12,794,461		$55,034		$367,219,041

Asset Derivatives
Futures Contracts	$241,968	$-		$-		$241,968

Mid Cap Growth Fund
Asset Investments
Common Stock	$3,712,965,196	$-		$4,937,702	**	$3,717,902,898
Preferred Stock	-	-		10,228,374	**	10,228,374
Mutual Funds	236,043,134	-		-		236,043,134
Short-Term Investments	-	134,677,161		-		134,677,161

Total Investments	$3,949,008,330	$134,677,161		$15,166,076		$4,098,851,567

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2		Level 3	Total
Small Cap Growth Equity Fund
Asset Investments
Common Stock	$492,662,259	$2,138,180	*	$1,187,477	$495,987,916
Preferred Stock	-	-		6,079,796	6,079,796
Rights	-	-		38,235	38,235
Mutual Funds	59,070,923	-		-	59,070,923
Short-Term Investments	-	2,534,891		-	2,534,891

Total Investments	$551,733,182	$4,673,071		$7,305,508	$563,711,761

Diversified International Fund
Asset Investments
Common Stock*
Australia	$-	$704,032		$-	$704,032
Austria	-	191,886		-	191,886
Belgium	-	363,046		-	363,046
Canada	184,131	-		-	184,131
Cayman Islands	-	254,566		-	254,566
Chile	107,669	-		-	107,669
Denmark	-	1,424,951		-	1,424,951
Finland	-	239,289		-	239,289
France	-	2,481,676		-	2,481,676
Hong Kong	-	149,604		-	149,604
Ireland	147,041	-		-	147,041
Israel	200,819	-		-	200,819
Italy	-	578,325		-	578,325
Japan	-	4,144,533		-	4,144,533
Luxembourg	-	183,264		-	183,264
Netherlands	-	825,432		-	825,432
Norway	-	220,582		-	220,582
Republic of Korea	-	187,858		-	187,858
Singapore	-	226,215		-	226,215
Spain	-	513,646		-	513,646
Sweden	-	289,549		-	289,549
Switzerland	-	624,990		-	624,990
United Kingdom	-	2,854,482		-	2,854,482

Total Investments	$639,660	$16,457,926		$-	$17,097,586

Asset Derivatives
Forward Contracts	$-	$275,195		$-	$275,195

Liability Derivatives
Forward Contracts	$-	$(216,385)		$-	$(216,385)

MSCI EAFE International Index Fund
Asset Investments
Common Stock*
Australia	$-	$20,771,910		$-	$20,771,910
Austria	-	583,050		-	583,050
Belgium	-	3,213,755		-	3,213,755
Bermuda	-	1,105,135		-	1,105,135
Cayman Islands	68,598	1,662,184		-	1,730,782
Denmark	-	11,656,768		-	11,656,768

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3		Total
MSCI EAFE International Index Fund (Continued)
Asset Investments (Continued)
Finland	$-	$2,657,721	$-		$2,657,721
France	-	26,323,614	-		26,323,614
Germany	-	17,297,503	-		17,297,503
Hong Kong	-	6,817,930	-		6,817,930
Ireland	-	1,529,402	-		1,529,402
Israel	954,382	670,292	-		1,624,674
Italy	-	5,084,778	-		5,084,778
Japan	-	64,690,319	-		64,690,319
Luxembourg	-	911,070	-		911,070
Mauritius	-	37,645	-		37,645
Netherlands	1,328,832	10,291,922	-		11,620,754
New Zealand	-	470,545	-		470,545
Norway	-	1,721,584	-		1,721,584
Papua New Guinea	-	156,058	-		156,058
Portugal	-	449,047	423	**	449,470
Singapore	-	3,595,566	-		3,595,566
Spain	-	9,272,459	-		9,272,459
Sweden	-	7,835,485	-		7,835,485
Switzerland	-	24,171,697	-		24,171,697
United Kingdom	-	49,023,412	-		49,023,412
United States	-	170,255	-		170,255
Preferred Stock
Germany	-	1,447,641	-		1,447,641
Mutual Funds	7,414,030	-	-		7,414,030
Rights	-	71,039	-		71,039
Short-Term Investments	-	6,290,861	-		6,290,861

Total Investments	$9,765,842	$279,980,647	$423		$289,746,912

Asset Derivatives
Forward Contracts	$-	$123,825	$-		$123,825
Futures Contracts	127,161	-	-		127,161

Total	$127,161	$123,825	$-		$250,986

Liability Derivatives
Forward Contracts	$-	$(16,267)	$-		$(16,267)
Futures Contracts	(64,011)	-	-		(64,011)

Total	$(64,011)	$(16,267)	$-		$(80,278)

Overseas Fund
Asset Investments
Common Stock*
Australia	$-	$12,799,977	$-		$12,799,977
Austria	-	1,363,917	-		1,363,917
Belgium	-	5,935,099	-		5,935,099
Bermuda	-	1,215,655	-		1,215,655
Brazil	2,922,952	-	-		2,922,952
Canada	14,840,012	-	-		14,840,012
Cayman Islands	8,367,241	1,846,269	-		10,213,510
Chile	777,580	-	-		777,580
Denmark	-	33,606,714	-		33,606,714

Notes to Financial Statements (Unaudited) (Continued)

	Level 1	Level 2	Level 3	Total
Overseas Fund (Continued)
Asset Investments (Continued)
Finland	$-	$1,888,739	$-	$1,888,739
France	-	91,069,025	-	91,069,025
Germany	-	36,479,662	-	36,479,662
Hong Kong	-	8,677,180	-	8,677,180
India	1,875,460	8,932,973	-	10,808,433
Indonesia	-	3,388,554	-	3,388,554
Ireland	4,499,720	-	-	4,499,720
Israel	5,626,982	-	-	5,626,982
Italy	-	16,936,197	-	16,936,197
Japan	-	85,550,133	-	85,550,133
Luxembourg	-	1,394,710	-	1,394,710
Mexico	3,535,622	-	-	3,535,622
Netherlands	-	38,973,001	-	38,973,001
Norway	-	1,678,334	-	1,678,334
Republic of Korea	-	2,856,540	-	2,856,540
Singapore	-	8,429,525	-	8,429,525
Spain	-	8,116,864	-	8,116,864
Sweden	-	16,229,024	-	16,229,024
Switzerland	-	64,447,070	-	64,447,070
Taiwan	5,590,484	458,106	-	6,048,590
United Kingdom	1,769,814	97,184,330	-	98,954,144
United States	3,979,958	-	-	3,979,958
Mutual Funds	20,519,438	-	-	20,519,438
Short-Term Investments	-	6,181,308	-	6,181,308

Total Investments	$74,305,263	$555,638,906	$-	$629,944,169

Asset Derivatives
Forwards Contracts	$-	$353,197	$-	$353,197

Liability Derivatives
Forwards Contracts	$-	$(132,828)	$-	$(132,828)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
**	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended March 31, 2017 is not presented.
+	Represents a security at $0 value as of March 31, 2017.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of March 31, 2017.

Statements of Assets and Liabilities location:	Total Return Bond Fund	Strategic Bond Fund	MSCI EAFE International Index Fund

Receivables from:
Collateral pledged for open derivative instruments		X	X
Investments sold on a when-issued basis	X	X

Payables for:
Investments purchased on a when-issued basis	X	X

Notes to Financial Statements (Unaudited) (Continued)

Statements of Assets and Liabilities location:	Large Cap Value Fund	Fundamental Growth Fund	Growth Opportunities Fund	Mid-Cap Value Fund	Small Company Value Fund	S&P Mid Cap Index Fund

Payables for:
Securities on loan	X	X	X		X	X
Due to custodian				X

Statements of Assets and Liabilities location:	Russell 2000 Small Cap Index Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund

Payables for:
Securities on loan	X	X	X		X	X
Due to custodian	X		X	X		X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2017. The Funds recognize transfers between the Levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/16		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 3/31/17	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 3/31/17
Small Cap Growth Equity Fund
Common Stock	$1,039,359		$-	$-	$65,415	$82,703	$-	$-	$-	$1,187,477	$65,415
Preferred Stock	6,269,529		-	121,233	137,342	-	(448,308)	-	-	6,079,796	293,692
Rights	-	**	-	-	38,235	-	-	-	-	38,235	38,235

	$7,308,888		$-	$121,233	$240,992	$82,703	$(448,308)	$-	$-	$7,305,508	$397,342

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Represents a security at $0 value as of September 30, 2016.

The Small Cap Growth Equity Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Small Cap Growth Equity Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Notes to Financial Statements (Unaudited) (Continued)

Small Cap Growth Equity Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock — $1,187,477
Dropbox, Inc.	$291,110	Market Approach	EV/Multiple	6.30x
			Discount for Lack of Marketability	10%
Telogis	798,186	Market Approach	Future Cash Distribution	$3.18
Centennial Resource Development Inc. Class A	98,181	Market Approach	Parity to Underlying Security	$17.26
			Discount for Lack of Marketability	10%
Docusign, Inc. Series E (Escrow Shares)	—	Worthless	Worthless	$0.00

Preferred stock — $6,079,796
Cloudera, Inc. Series F	$794,364	Market Approach	EV/Multiple	6.40x
			Discount for Lack of Marketability	10%
Draftkings, Inc. Series D	143,316	Market Approach	Probability Expected Weighted Return Model
Draftkings, Inc. Series D1	333,580		Merger Probability	50%
			No Merger Probability	50%
Marklogic Corp. Series F	810,229	Market Approach	EV/Multiple	3.60x
			Discount for Lack of Marketability	10%
Telogis	1,504,842	Market Approach	Future Cash Distribution	$4.40
The Honest Company, Series D	498,127	Market Approach	EV/Multiple	4.03x
			Discount for Lack of Marketability	10%
Veracode, Inc. Series 8	1,170,560	Market Approach	Future Cash Distribution	$38.64
Zuora Inc., Series F	824,778	Market Approach	EV/Multiple	6.10x
			Discount for Lack of Marketability	10%

Rights — $38,235
Dyax Corp	$38,235	Asset Valuation	Future Cash Distribution	$1.89

Total	$7,305,508

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the period ended March 31, 2017, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Notes to Financial Statements (Unaudited) (Continued)

Type of Derivative and Objective for Use	Total Return Bond Fund	Strategic Bond Fund	S&P 500 Index Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A
Directional Exposures to Currencies	M	A

Futures Contracts**
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	M	A	A

Interest Rate Swaps***
Hedging/Risk Management		A
Duration Management		A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		M
Substitution for Direct Investment		M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		M
Substitution for Direct Investment		M

Options (Purchased)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		M

Options (Written)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		A
Substitution for Direct Investment		M
Directional Investment		A

Type of Derivative and Objective for Use	Mid-Cap Value Fund	Small Company Value Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A				A		A
Directional Exposures to Currencies						A

Futures Contracts**
Hedging/Risk Management		A			A
Substitution for Direct Investment		A	A	A	M	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Unaudited) (Continued)

At March 31, 2017, and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$163,873	$163,873

Liability Derivatives
Forward Contracts^	$-	$-	$(845,282)	$-	$(845,282)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$3,990,685	$-	$3,990,685
Futures Contracts	-	-	-	(2,109,520)	(2,109,520)

Total Realized Gain (Loss)	$-	$-	$3,990,685	$(2,109,520)	$1,881,165

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(776,916)	$-	$(776,916)
Futures Contracts	-	-	-	231,157	231,157

Total Change in Appreciation (Depreciation)	$-	$-	$(776,916)	$231,157	$(545,759)

Strategic Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$591,500	$716,843	$1,308,343
Forward Contracts*	-	-	542,204	-	542,204
Futures Contracts^^	-	-	-	439,504	439,504
Swap Agreements^^,^^^	111,099	-	-	1,277,788	1,388,887

Total Value	$111,099	$-	$1,133,704	$2,434,135	$3,678,938

Liability Derivatives
Forward Contracts^	$-	$-	$(692,131)	$-	$(692,131)
Futures Contracts^^	-	-	(7,173)	(94,882)	(102,055)
Swap Agreements^^,^^^	(24,908)	-	-	(161,693)	(186,601)
Written Options^,^^^	-	-	(29)	(536,109)	(536,138)

Total Value	$(24,908)	$-	$(699,333)	$(792,684)	$(1,516,925)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(31,708)	$(959,254)	$(990,962)
Forward Contracts	-	-	726,997	-	726,997
Futures Contracts	-	-	48,169	(1,942,661)	(1,894,492)
Swap Agreements	57,845	-	-	(171,718)	(113,873)
Written Options	-	-	14,960	406,463	421,423

Total Realized Gain (Loss)	$57,845	$-	$758,418	$(2,667,170)	$(1,850,907)

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$509,181	$15,916	$525,097
Forward Contracts	-	-	(178,150)	-	(178,150)
Futures Contracts	-	-	(7,575)	426,852	419,277
Swap Agreements	13,636	-	-	2,137,999	2,151,635
Written Options	-	-	2,931	35,957	38,888

Total Change in Appreciation (Depreciation)	$13,636	$-	$326,387	$2,616,724	$2,956,747

S&P 500 Index Fund
Asset Derivatives
Futures Contracts^^	$-	$121,755	$-	$-	$121,755

Realized Gain (Loss)#
Futures Contracts	$-	$3,274,422	$-	$-	$3,274,422

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(247,464)	$-	$-	$(247,464)

Mid-Cap Value Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$13,510	$-	$13,510

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(5,318)	$-	$(5,318)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$60,382	$-	$60,382

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$19,607	$-	$19,607

Small Company Value Fund
Asset Derivatives
Futures Contracts^^	$-	$2,706	$-	$-	$2,706

Realized Gain (Loss)#
Futures Contracts	$-	$220,351	$-	$-	$220,351

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(19,261)	$-	$-	$(19,261)

S&P Mid Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$57,578	$-	$-	$57,578

Realized Gain (Loss)#
Futures Contracts	$-	$709,377	$-	$-	$709,377

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$57,292	$-	$-	$57,292

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Russell 2000 Small Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$241,968	$-	$-	$241,968

Realized Gain (Loss)#
Futures Contracts	$-	$679,417	$-	$-	$679,417

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$121,793	$-	$-	$121,793

Diversified International Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$275,195	$-	$275,195

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(216,385)	$-	$(216,385)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(27,127)	$-	$(27,127)
Futures Contracts	-	31,436	-	-	31,436

Total Realized Gain (Loss)	$-	$31,436	$(27,127)	$-	$4,309

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$163,834	$-	$163,834

MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$-	$-	$123,825	$-	$123,825
Futures Contracts^^	-	127,161	-	-	127,161

Total Value	$-	$127,161	$123,825	$-	$250,986

Liability Derivatives
Forward Contracts^	$-	$-	$(16,267)	$-	$(16,267)
Futures Contracts^^	-	(64,011)	-	-	(64,011)

Total Value	$-	$(64,011)	$(16,267)	$-	$(80,278)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(70,784)	$-	$(70,784)
Futures Contracts	-	711,896	-	-	711,896

Total Realized Gain (Loss)	$-	$711,896	$(70,784)	$-	$641,112

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$81,730	$-	$81,730
Futures Contracts	-	12,263	-	-	12,263

Total Change in Appreciation (Depreciation)	$-	$12,263	$81,730	$-	$93,993

Notes to Financial Statements (Unaudited) (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Overseas Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$353,197	$-	$353,197

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(91,079)	$-	$(91,079)
Forward Contracts^	-	-	(41,749)	-	(41,749)

Total Value	$-	$-	$(132,828)	$-	$(132,828)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$608,183	$-	$608,183

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$228,097	$-	$228,097

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: written options outstanding, at value, or open forward foreign currency contracts, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, exchange-traded written options, or forward contracts, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.

For the period ended March 31, 2017, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

		Number of Contracts, Notional Amounts, or Shares/ Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Total Return Bond Fund	718	$34,028,372	$-	-	-
Strategic Bond Fund	1,653	42,796,241	50,638,667	3,912,924	669,105
S&P 500 Index Fund	357	-	-	-	-
Mid-Cap Value Fund	-	2,283,860	-	-	-
Small Company Value Fund	22	-	-	-	-
S&P Mid Cap Index Fund	64	-	-	-	-
Russell 2000 Small Cap Index Fund	103	-	-	-	-
Diversified International Fund	10	22,525,954	-	-	-
MSCI EAFE International Index Fund	123	11,513,082	-	-	-
Overseas Fund	-	43,487,818	-	-	-

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, and swap agreements, or shares/units outstanding for purchased options and written options, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the period ended March 31, 2017.

Notes to Financial Statements (Unaudited) (Continued)

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of March 31, 2017.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
MSCI EAFE International Index Fund
Bank of New York Mellon	$2,928	$(2,928)	$-	$-
Citibank N.A.	39,928	(4)	-	39,924
Goldman Sachs & Co.	8,695	(311)	-	8,384
JP Morgan Chase Bank N.A.	3,617	-	-	3,617
Morgan Stanley & Co. LLC	67,139	-	-	67,139
Societe Generale	1,518	(894)	-	624

	$123,825	$(4,137)	$-	$119,688

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of March 31, 2017.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Total Return Bond Fund
Bank of America N.A.	$(152,709)	$-	$-	$(152,709)
Citibank N.A.	(422,793)	-	-	(422,793)
JP Morgan Chase Bank N.A.	(269,780)	-	-	(269,780)

	$(845,282)	$-	$-	$(845,282)

MSCI EAFE International Index Fund
Bank of Montreal	$(239)	$-	$-	$(239)
Bank of New York Mellon	(14,819)	2,928	-	(11,891)
Citibank N.A.	(4)	4	-	-
Goldman Sachs & Co.	(311)	311	-	-
Societe Generale	(894)	894	-	-

	$(16,267)	$4,137	$-	$(12,130)

Overseas Fund
State Street Bank and Trust Co.	$(41,749)	$-	$-	$(41,749)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Notes to Financial Statements (Unaudited) (Continued)

Further details regarding the derivatives and other investments held by the Fund(s) during the period ended March 31, 2017, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions including foreign currency futures contracts and foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Futures contracts are exchange-traded and typically have minimal exposure to counterparty risk. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies or currency futures contracts. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency or currency futures contract, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of futures contracts and options, respectively, see “Futures Contracts” and “Options, Rights, and Warrants” below.

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open forward foreign currency contracts at March 31, 2017. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Total Return Bond Fund
Contracts to Deliver
JPY	1,020,000,000	Bank of America N.A.*	06/19/17	$9,036,145	$(152,709)

JPY	1,600,000,000	Citibank N.A.*	05/01/17	13,962,702	(422,793)

JPY	1,400,000,000	JP Morgan Chase Bank N.A.*	04/17/17	12,311,047	(269,780)

				$35,309,894	$(845,282)

Strategic Bond Fund
Contracts to Buy
EUR	1,920,000	Bank of America N.A.	04/20/17	$2,039,197	$10,513

CAD	1,324,200	Barclays Bank PLC	04/03/17	995,789	(37)
CAD	5,140,820	Barclays Bank PLC	04/20/17	3,835,568	31,122

				4,831,357	31,085

EUR	6,719,841	Citibank N.A.	04/20/17	7,170,460	3,358
GBP	832,464	Citibank N.A.	04/20/17	1,018,212	25,171
IDR	31,676,380,000	Citibank N.A.	04/20/17	2,348,660	24,446
INR	165,360,000	Citibank N.A.	04/20/17	2,392,707	148,238
MXN	38,009,200	Citibank N.A.	04/20/17	1,738,279	286,834

				14,668,318	488,047

BRL	416,000	Goldman Sachs & Co.	04/20/17	126,617	5,768

				$21,665,489	$535,413

Contracts to Deliver
EUR	1,185,385	Bank of America N.A.	04/20/17	$1,265,408	$(59)
MXN	34,655,405	Bank of America N.A.	04/10/17	1,604,677	(244,594)
MXN	58,123,100	Bank of America N.A.	04/20/17	3,056,376	(40,397)

				5,926,461	(285,050)

CAD	1,324,200	Barclays Bank PLC	04/03/17	1,000,000	4,249
CAD	1,324,200	Barclays Bank PLC	04/20/17	996,027	24
CNY	40,663,913	Barclays Bank PLC	04/20/17	5,819,939	(74,811)
JPY	119,689,600	Barclays Bank PLC	04/20/17	1,058,825	(16,861)

				8,874,791	(87,399)

CNY	5,420,000	Citibank N.A.	04/20/17	772,135	(13,563)
EUR	6,513,922	Citibank N.A.	04/20/17	6,929,274	(24,714)
JPY	463,056,625	Citibank N.A.	04/20/17	4,023,466	(138,161)
TWD	103,310,000	Citibank N.A.	04/20/17	3,268,115	(138,673)

				14,992,990	(315,111)

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Strategic Bond Fund (Continued)
Contracts to Deliver (Continued)
EUR	400,000	JP Morgan Chase Bank N.A.	04/20/17	$429,504	$2,481

EUR	836,893	UBS AG	04/20/17	893,171	(261)

				$31,116,917	$(685,340)

Mid-Cap Value Fund
Contracts to Buy
CAD	41,149	Morgan Stanley & Co. LLC	06/30/17	$30,981	$(1)

EUR	19,548	UBS AG	06/30/17	20,985	(44)

				$51,966	$(45)

Contracts to Deliver
JPY	36,623,372	Credit Suisse International	06/30/17	$333,278	$3,176

CAD	1,165,363	Morgan Stanley & Co. LLC	06/30/17	872,099	(5,273)

EUR	561,236	UBS AG	06/30/17	611,557	10,334

				$1,816,934	$8,237

Diversified International Fund
Contracts to Buy
AUD	730,746	Australia & New Zealand Banking Group	04/21/17	$560,854	$(2,736)
CAD	186,213	Australia & New Zealand Banking Group	04/21/17	140,256	(193)
EUR	2,130,979	Australia & New Zealand Banking Group	04/21/17	2,268,634	6,413
GBP	1,812,366	Australia & New Zealand Banking Group	04/21/17	2,242,755	28,858
HKD	2,262,191	Australia & New Zealand Banking Group	04/21/17	291,650	(439)
JPY	234,249,526	Australia & New Zealand Banking Group	04/21/17	2,052,516	52,831
SGD	380,835	Australia & New Zealand Banking Group	04/21/17	268,854	3,433

				7,825,519	88,167

GBP	85,940	Barclays Bank PLC	04/21/17	107,002	715

EUR	2,599,752	BNP Paribas SA	04/21/17	2,783,138	(7,627)
JPY	8,497,359	BNP Paribas SA	04/21/17	75,344	1,027
SEK	914,137	BNP Paribas SA	04/21/17	101,945	152

				2,960,427	(6,448)

GBP	91,756	Citibank N.A.	04/21/17	113,653	1,353
SEK	1,153,512	Citibank N.A.	04/21/17	130,182	(1,350)

				243,835	3

EUR	335,419	Deutsche Bank AG	04/21/17	360,315	(2,220)
NOK	642,382	Deutsche Bank AG	04/21/17	74,644	185

				434,959	(2,035)

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Buy (Continued)
DKK	1,103,563	Goldman Sachs & Co.	04/21/17	$158,995	$(618)
EUR	573,675	Goldman Sachs & Co.	04/21/17	611,957	503
GBP	703,035	Goldman Sachs & Co.	04/21/17	866,193	14,988
JPY	200,486,528	Goldman Sachs & Co.	04/21/17	1,778,707	23,192
NOK	1,308,550	Goldman Sachs & Co.	04/21/17	156,302	(3,872)
SEK	4,191,559	Goldman Sachs & Co.	04/21/17	472,370	(4,229)

				4,044,524	29,964

CHF	215,985	HSBC Bank USA	04/21/17	214,589	1,250
EUR	77,829	HSBC Bank USA	04/21/17	83,569	(478)
NOK	875,937	HSBC Bank USA	04/21/17	105,105	(3,070)
SEK	1,113,791	HSBC Bank USA	04/21/17	124,201	195

				527,464	(2,103)

AUD	355,564	Merrill Lynch International	04/21/17	270,832	735
CHF	266,214	Merrill Lynch International	04/21/17	267,490	(1,456)
EUR	137,396	Merrill Lynch International	04/21/17	145,748	937
GBP	1,059,128	Merrill Lynch International	04/21/17	1,312,811	14,695

				1,996,881	14,911

CHF	260,462	Morgan Stanley & Co. LLC	04/21/17	258,849	1,437

GBP	87,711	Royal Bank of Canada	04/21/17	107,118	2,819
JPY	182,191,073	Royal Bank of Canada	04/21/17	1,628,078	9,387

				1,735,196	12,206

EUR	109,516	Societe Generale	04/21/17	118,194	(1,274)
GBP	190,709	Societe Generale	04/21/17	239,567	(533)
HKD	2,764,982	Societe Generale	04/21/17	356,718	(783)
SGD	123,616	Societe Generale	04/21/17	88,062	320

				802,541	(2,270)

EUR	132,168	Standard Chartered Bank	04/21/17	142,666	(1,562)

AUD	1,839,488	State Street Bank and Trust Co.	04/21/17	1,376,588	28,349
CAD	110,044	State Street Bank and Trust Co.	04/21/17	83,449	(677)
CHF	703,764	State Street Bank and Trust Co.	04/21/17	702,163	1,125
EUR	2,498,771	State Street Bank and Trust Co.	04/21/17	2,643,058	24,646

				4,805,258	53,443

EUR	162,177	UBS AG	04/21/17	173,248	(106)
JPY	7,681,408	UBS AG	04/21/17	67,089	1,949

				240,337	1,843

				$26,125,458	$188,271

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Deliver
AUD	628,907	Australia & New Zealand Banking Group	04/21/17	$475,499	$(4,838)
HKD	2,236,504	Australia & New Zealand Banking Group	04/21/17	288,393	489
JPY	269,949,608	Australia & New Zealand Banking Group	04/21/17	2,393,962	(32,244)
SGD	370,607	Australia & New Zealand Banking Group	04/21/17	261,621	(3,353)

				3,419,475	(39,946)

CHF	399,254	Barclays Bank PLC	04/21/17	403,541	4,557

EUR	2,016,124	BNP Paribas SA	04/21/17	2,146,998	(5,429)
GBP	879,144	BNP Paribas SA	04/21/17	1,070,271	(31,645)

				3,217,269	(37,074)

GBP	84,053	Citibank N.A.	04/21/17	103,520	(1,832)
NOK	1,947,138	Citibank N.A.	04/21/17	229,250	2,433

				332,770	601

JPY	203,831,352	Credit Suisse International	04/21/17	1,820,487	(11,473)

EUR	2,192,433	Deutsche Bank AG	04/21/17	2,319,294	(21,362)

EUR	2,884,814	Goldman Sachs & Co.	04/21/17	3,106,279	26,433

AUD	1,395,708	HSBC Bank USA	04/21/17	1,068,225	2,232
GBP	1,285,706	HSBC Bank USA	04/21/17	1,602,461	(9,038)
SEK	1,335,630	HSBC Bank USA	04/21/17	151,707	2,535

				2,822,393	(4,271)

SEK	1,967,307	Merrill Lynch International	04/21/17	219,668	(54)

CHF	335,708	Morgan Stanley & Co. LLC	04/21/17	333,045	(2,435)
EUR	2,851,267	Morgan Stanley & Co. LLC	04/21/17	3,048,383	4,352

				3,381,428	1,917

AUD	57,270	Royal Bank of Canada	04/21/17	43,628	(113)
CHF	169,401	Royal Bank of Canada	04/21/17	169,368	82
GBP	30,751	Royal Bank of Canada	04/21/17	38,131	(412)
SEK	1,665,437	Royal Bank of Canada	04/21/17	186,420	413

				437,547	(30)

GBP	1,343,602	Standard Chartered Bank	04/21/17	1,677,368	(6,698)

CAD	458,838	State Street Bank and Trust Co.	04/21/17	351,784	6,661
CHF	319,137	State Street Bank and Trust Co.	04/21/17	317,273	(1,649)
EUR	312,837	State Street Bank and Trust Co.	04/21/17	331,431	(2,556)

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Deliver (Continued)
GBP	210,453	State Street Bank and Trust Co.	04/21/17		$261,180	$(2,602)
JPY	29,588,229	State Street Bank and Trust Co.	04/21/17		261,698	(4,231)

					1,523,366	(4,377)

JPY	164,129,226	Toronto Dominion Bank	04/21/17		1,434,002	(41,130)

					$26,114,887	$(132,907)

Cross Currency Forwards
JPY	9,482,409	Credit Suisse International	04/21/17	SGD	119,293	$(68)

GBP	76,883	Deutsche Bank AG	04/21/17	NOK	803,217	2,801

EUR	106,944	Royal Bank of Canada	04/21/17	NOK	978,767	160

EUR	155,404	Standard Chartered Bank	04/21/17	HKD	1,284,522	553

						$3,446

MSCI EAFE International Index Fund
Contracts to Buy
DKK	1,181,683	Bank of Montreal*	06/21/17		$170,355	$(239)

SEK	1,550,615	Bank of New York Mellon*	06/21/17		173,796	(97)

AUD	735,618	Citibank N.A.*	06/21/17		553,039	8,175
GBP	1,028,008	Citibank N.A.*	06/21/17		1,259,338	31,058
HKD	67,742	Citibank N.A.*	06/21/17		8,735	(4)
ILS	195,433	Citibank N.A.*	06/21/17		53,389	695

					1,874,501	39,924

EUR	326,588	Goldman Sachs & Co.*	06/21/17		350,000	(311)
JPY	34,263,120	Goldman Sachs & Co.*	06/21/17		300,000	8,695

					650,000	8,384

CHF	436,290	Morgan Stanley & Co. LLC*	06/21/17		435,319	2,270
JPY	246,228,274	Morgan Stanley & Co. LLC*	06/21/17		2,155,717	62,688
SGD	260,021	Morgan Stanley & Co. LLC*	06/21/17		183,812	2,181

					2,774,848	67,139

EUR	2,326,234	Societe Generale*	06/21/17		2,491,676	(894)

					$8,135,176	$114,217

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
MSCI EAFE International Index Fund (Continued)
Contracts to Deliver
AUD	481,144	Bank of New York Mellon*	06/21/17	$370,000	$2,928
GBP	564,804	Bank of New York Mellon*	06/21/17	700,000	(8,964)
JPY	59,465,576	Bank of New York Mellon*	06/21/17	530,000	(5,758)

				1,600,000	(11,794)

EUR	458,921	JP Morgan Chase Bank N.A.*	06/21/17	495,000	3,617

CHF	330,498	Societe Generale*	06/21/17	333,000	1,518

				$2,428,000	$(6,659)

Overseas Fund
Contracts to Buy
EUR	552,279	Australia & New Zealand Banking Group	04/21/17	$585,930	$3,686
GBP	805,070	Australia & New Zealand Banking Group	04/21/17	1,004,124	4,948
JPY	286,749,590	Australia & New Zealand Banking Group	04/21/17	2,519,741	57,457
SGD	693,060	Australia & New Zealand Banking Group	04/21/17	486,464	9,056

				4,596,259	75,147

GBP	519,557	Barclays Bank PLC	04/21/17	646,890	4,320

GBP	554,711	Citibank N.A.	04/21/17	687,089	8,183

EUR	687,579	Deutsche Bank AG	04/21/17	738,614	(4,550)

DKK	3,947,898	Goldman Sachs & Co.	04/21/17	568,792	(2,214)
EUR	1,014,370	Goldman Sachs & Co.	04/21/17	1,079,013	3,935
GBP	2,204,667	Goldman Sachs & Co.	04/21/17	2,713,284	50,037
JPY	34,977,871	Goldman Sachs & Co.	04/21/17	309,966	4,402
SEK	10,533,588	Goldman Sachs & Co.	04/21/17	1,187,089	(10,628)

				5,858,144	45,532

EUR	1,516,570	HSBC Bank USA	04/21/17	1,617,011	2,088

GBP	674,644	Societe Generale	04/21/17	847,591	(1,994)
HKD	1,682,684	Societe Generale	04/21/17	217,155	(544)

				1,064,746	(2,538)

JPY	33,800,374	Standard Chartered Bank	04/21/17	297,144	6,641

AUD	7,113,653	State Street Bank and Trust Co.	04/21/17	5,323,529	109,629
CHF	1,991,539	State Street Bank and Trust Co.	04/21/17	1,987,009	3,182
EUR	605,480	State Street Bank and Trust Co.	04/21/17	640,442	5,972

				7,950,980	118,783

EUR	425,742	UBS AG	04/21/17	454,804	(280)

				$23,911,681	$253,326

Notes to Financial Statements (Unaudited) (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Deliver
EUR	412,073	Australia & New Zealand Banking Group	04/21/17		$448,142	$8,210
JPY	112,204,866	Australia & New Zealand Banking Group	04/21/17		999,752	(8,703)
SGD	521,357	Australia & New Zealand Banking Group	04/21/17		367,326	(5,431)

					1,815,220	(5,924)

GBP	434,688	BNP Paribas SA	04/21/17		544,226	(610)

NOK	2,462,228	Citibank N.A.	04/21/17		289,896	3,078

JPY	150,741,871	Goldman Sachs & Co.	04/21/17		1,327,826	(26,986)

AUD	521,193	HSBC Bank USA	04/21/17		399,847	1,778
GBP	639,460	HSBC Bank USA	04/21/17		803,976	2,479

					1,203,823	4,257

NOK	5,690,901	Merrill Lynch International	04/21/17		664,027	1,110

EUR	8,935,210	Morgan Stanley & Co. LLC	04/21/17		9,552,928	13,640

EUR	742,654	Royal Bank of Scotland PLC	04/21/17		788,459	(4,403)

CAD	521,572	Societe Generale	04/21/17		398,303	5,995

GBP	790,862	Standard Chartered Bank	04/21/17		995,472	4,209
JPY	117,629,091	Standard Chartered Bank	04/21/17		1,066,097	8,891

					2,061,569	13,100

AUD	832,000	State Street Bank and Trust Co.*	06/21/17		608,261	(26,484)
CAD	1,465,098	State Street Bank and Trust Co.	04/21/17		1,123,267	21,271
CHF	1,975,000	State Street Bank and Trust Co.*	09/20/17		1,977,591	(15,265)
EUR	2,376,853	State Street Bank and Trust Co.	04/21/17		2,525,685	(11,858)
GBP	622,059	State Street Bank and Trust Co.	04/21/17		778,621	(1,065)
JPY	37,041,624	State Street Bank and Trust Co.	04/21/17		330,818	(2,098)

					7,344,243	(35,499)

					$25,990,520	$(32,242)

Cross Currency Forwards
HKD	10,586,152	Australia & New Zealand Banking Group	04/21/17	EUR	1,268,025	$9,000

EUR	334,061	Barclays Bank PLC	04/21/17	GBP	287,848	(4,142)

CAD	378,357	HSBC Bank USA	04/21/17	JPY	32,284,332	(5,573)

						$(715)

Notes to Financial Statements (Unaudited) (Continued)

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar

*	Contracts are subject to an MNA.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options (see “Foreign Currency Exchange Transactions,” above, for a discussion of the use of futures contracts in connection with currency risk).

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Notes to Financial Statements (Unaudited) (Continued)

The Fund(s) listed in the following table had open futures contracts at March 31, 2017:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Total Return Bond Fund
Futures Contracts — Long
U.S. Treasury Note 2 Year	06/30/17	175	$37,879,297	$31,051
U.S. Treasury Note 5 Year	06/30/17	527	62,041,899	132,822

				$163,873

Strategic Bond Fund
Futures Contracts — Long
Euro-BTP	06/08/17	80	$11,153,605	$39,437
U.S. Treasury Note 10 Year	06/21/17	240	29,895,000	197,439
U.S. Treasury Ultra 10 Year	06/21/17	17	2,276,141	9,687
U.S. Treasury Ultra Long Bond	06/21/17	89	14,295,625	68,632
U.S. Treasury Note 5 Year	06/30/17	580	68,281,406	64,565
90 Day Eurodollar	12/17/18	134	32,826,650	32,977

				$412,737

Futures Contracts — Short
Euro Bund	05/26/17	13	$(8,182)	$(162)
Euro Bund	05/26/17	18	(7,873)	5,900
Euro Bund	05/26/17	13	(1,526)	4,415
Euro Bund	05/26/17	18	(3,648)	12,151
Euro Bund	06/08/17	125	(21,525,353)	(48,834)
Japanese Government Bond 10 Year	06/13/17	6	(8,099,165)	(10,013)
Euro FX	06/19/17	5	(670,125)	(7,173)
U.S. Treasury Ultra Long Bond	06/21/17	46	(6,938,812)	2,475
U.S. Treasury Note 2 Year	06/30/17	15	(3,246,797)	1,826
90 Day Eurodollar	12/16/19	134	(32,724,475)	(35,873)

				$(75,288)

S&P 500 Index Fund
Future Contract — Long
S&P 500 E Mini Index	06/16/17	255	$30,079,800	$121,755

Small Company Value Fund
Future Contract — Long
Russell 2000 Mini Index	06/16/17	6	$415,320	$2,706

S&P Mid Cap Index Fund
Future Contract — Long
S&P Midcap 400 E Mini Index	06/16/17	68	$11,683,760	$57,578

Russell 2000 Small Cap Index Fund
Future Contract — Long
Russell 2000 Mini Index	06/16/17	174	$12,044,280	$241,968

MSCI EAFE International Index Fund
Futures Contracts — Long
Hang Seng Index	04/27/17	3	$465,759	$(1,227)
Topix Index	06/08/17	21	2,853,005	(60,935)
SPI 200 Index	06/15/17	9	1,005,271	13,990
Euro Stoxx 50 Index	06/16/17	129	4,714,764	113,171
FTSE 100 Index	06/16/17	26	2,370,024	(1,849)

				$63,150

Notes to Financial Statements (Unaudited) (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund may also enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap

Notes to Financial Statements (Unaudited) (Continued)

agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap transactions at March 31, 2017. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Bond Fund*
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	316,800	12/20/21	5.000%	CDX.NA.HY.27† (Rating:AAA)**	$(97)	$(24,811)	$(24,908)

Credit Default Swaps — Sell Protection††
Centrally Cleared Swaps
	USD	6,000,000	12/20/21	1.000%	CDX.NA.HY.27† (Rating:AAA)**	13,733	97,366	111,099

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	USD	5,030,000	6/13/21	Fixed 1.185%	3-Month USD-LIBOR	$(161,693)	$-	$(161,693)
	USD	5,020,000	6/13/26	Fixed 1.580%	3-Month USD-LIBOR	334,601	709	335,310
	USD	10,400,000	8/31/22	Fixed 1.897%	3-Month USD-LIBOR	109,559	-	109,559
	USD	16,244,000	11/30/22	Fixed 1.900%	3-Month USD-LIBOR	199,019	-	199,019
	USD	12,160,000	5/15/23	Fixed 1.266%	3-Month USD-LIBOR	629,171	4,729	633,900

						1,110,657	5,438	1,116,095

USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs International amounted to $329,904 in cash at March 31, 2017.
**	Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Standard & Poor’s Ratings Group, or Western Asset Management Company’s

Notes to Financial Statements (Unaudited) (Continued)

rating category, as applicable. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a

Notes to Financial Statements (Unaudited) (Continued)

Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund(s) listed in the following table had open written option contracts at March 31, 2017.

Strategic Bond Fund	Units	Expiration Date	Description	Premiums Received	Value
	1,000,000	4/07/17	USD Call CAD Put, Call, Strike 1.36	$2,960	$29
	48	4/21/17	5 Year U.S. Treasury Note Future Put, Strike 116.00	8,563	750
	48	4/21/17	5 Year U.S. Treasury Note Future Call, Strike 119.25	7,249	750
	338	5/26/17	10 Year U.S. Treasury Note Future Call, Strike 125.00	173,028	237,656
	185	5/26/17	10 Year U.S. Treasury Note Future Call, Strike 127.50	68,774	28,906
	881	5/26/17	10 Year U.S. Treasury Note Future Call, Strike 128.00	134,793	110,125
	396	5/26/17	5 Year U.S. Treasury Note Future Call, Strike 118.50	122,463	105,188
	125	5/26/17	U.S. Treasury Bond Call, Strike 157.00	69,906	52,734

				$587,736	$536,138

CAD Canadian Dollar

Notes to Financial Statements (Unaudited) (Continued)

Transactions in written option contracts during the period ended March 31, 2017, were as follows:

	Number of Contracts	Premiums Received
Strategic Bond Fund
Options outstanding at September 30, 2016	277	$63,944
Options written	4,013,954	1,079,101
Options terminated in closing purchase transactions	(3,010,645)	(140,396)
Options expired	(1,284)	(347,545)
Options exercised	(281)	(67,368)

Options outstanding at March 31, 2017	1,002,021	$587,736

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only

Notes to Financial Statements (Unaudited) (Continued)

upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At March 31, 2017, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of

Notes to Financial Statements (Unaudited) (Continued)

credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to Lending Agreement, the agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At March 31, 2017, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the lending agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at March 31, 2017.

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the period ended March 31, 2017, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$10,828	$2,581	$8,247
Fundamental Growth Fund	2,277	457	1,820
Growth Opportunities Fund	93,905	18,804	75,101
Small Company Value Fund	42,013	8,538	33,475
S&P Mid Cap Index Fund	34,589	6,963	27,626
Russell 2000 Small Cap Index Fund	318,408	63,991	254,417
Mid Cap Growth Fund	485,453	98,098	387,355
Small Cap Growth Equity Fund	120,875	24,268	96,607
Diversified International Fund	4,432	1,163	3,269
MSCI EAFE International Index Fund	31,019	6,325	24,694
Overseas Fund	88,551	18,716	69,835

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from

Notes to Financial Statements (Unaudited) (Continued)

changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

Each of the Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in the following table.

Notes to Financial Statements (Unaudited) (Continued)

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies, and investment strategies.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.30% on the first $2 billion; and	Metropolitan West Asset Management, LLC
0.27% on any excess over $2 billion
Strategic Bond Fund	0.45% on the first $200 million; and	Western Asset Management Company; and
	0.35% on any excess over $200 million	Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and	Brandywine Global Investment Management,
	0.475% on any excess over $400 million	LLC; and Loomis, Sayles & Company, L.P.
Fundamental Value Fund	0.60% on the first $1.25 billion;	Wellington Management Company LLP
0.575% on the next $250 million; and
0.55% on any excess over $1.5 billion
Large Cap Value Fund	0.60% on the first $750 million; and	Barrow, Hanley, Mewhinney & Strauss LLC;
	0.55% on any excess over $750 million	and Huber Capital Management, LLC
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Equity Opportunities Fund*	0.69% on the first $1 billion; and	T. Rowe Price Associates, Inc.; and Wellington
	0.64% on any excess over $1 billion	Management Company LLP
Fundamental Growth Fund	0.65% on the first $300 million; and	Wellington Management Company LLP
0.60% on any excess over $300 million
Blue Chip Growth Fund	0.65% on the first $750 million; and	T. Rowe Price Associates, Inc.; and
	0.60% on any excess over $750 million	Loomis, Sayles & Company, L.P.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid-Cap Value Fund	0.70% on the first $300 million; and	American Century Investment Management,
	0.65% on any excess over $300 million	Inc.; and Systematic Financial
Management, L.P.
Small Cap Value Equity Fund	0.75% on the first $300 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC;
	0.70% on any excess over $300 million	and Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $750 million; and	Invesco Advisers, Inc.;
	0.80% on any excess over $750 million	Federated Clover Investment Advisors; and
T. Rowe Price Associates, Inc.
S&P Mid Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Russell 2000 Small Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Mid Cap Growth Fund	0.72% on the first $2 billion; and	Frontier Capital Management Company LLC;
	0.67% on any excess over $2 billion	and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and	Wellington Management Company LLP
0.78% on any excess over $1 billion
Diversified International Fund	0.80% on the first $250 million; and	J.P. Morgan Investment Management Inc.
0.78% on any excess over $250 million

Notes to Financial Statements (Unaudited) (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
MSCI EAFE International Index Fund	0.10% on the first $1 billion; and	Northern Trust Investments, Inc.
0.09% on any excess over $1 billion
Overseas Fund	0.80% on the first $750 million;	Harris Associates L.P.;
	0.775% on the next $500 million; and	J.P. Morgan Investment Management Inc.; and
	0.75% on any excess over $1.25 billion	Massachusetts Financial Services Company

*	Effective March 28, 2017, T. Rowe Price Associates, Inc. and Wellington Management Company LLP replaced Harris Associates L.P. as co-subadvisers to the Fund.

MML Advisers has entered into an investment subadvisory agreement with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OppenheimerFunds, Inc., a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Growth Equity Fund. This agreement provides that OFI Global Institutional manage the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon the Small Cap Growth Equity Fund’s average daily net assets, at the following annual rate:

Small Cap Growth Equity Fund	0.55% of the first $50 million;
0.45% of the next $50 million; and
0.40% of any excess over $100 million

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Large Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Equity Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Mid-Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified International Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Notes to Financial Statements (Unaudited) (Continued)

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Bond Fund*	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Large Cap Value Fund*	0.63%	0.73%	0.83%	0.93%	1.18%	1.08%	1.33%
Fundamental Growth Fund*	0.70%	0.80%	0.90%	1.00%	1.25%	1.15%	1.40%
Mid-Cap Value Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
Small Cap Value Equity Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
S&P Mid Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
Russell 2000 Small Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
Diversified International Fund*	0.90%	1.00%	1.10%	1.20%	1.45%	1.35%	1.60%
MSCI EAFE International Index Fund*	0.25%	0.35%	0.50%	0.60%	0.85%	0.75%	1.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2018.

MML Advisers has agreed to voluntarily waive 0.02% of the advisory fee for each class of the Small Company Value Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the period ended March 31, 2017, brokerage commissions rebated under these agreements were as follows:

Notes to Financial Statements (Unaudited) (Continued)

Rebated Commissions
Diversified Value Fund	$5,987
Fundamental Value Fund	566
Large Cap Value Fund	1,241
Fundamental Growth Fund	4
Blue Chip Growth Fund	8,524
Growth Opportunities Fund	15,567
Mid-Cap Value Fund	8,075
Small Cap Value Equity Fund	5,651
Small Company Value Fund	16,588
Mid Cap Growth Fund	42,762
Small Cap Growth Equity Fund	3,281
Diversified International Fund	21
Overseas Fund	1,053

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017.

The following table shows beneficial ownership of Funds’ shares by affiliated parties March 31, 2017:

Total % Ownership by Related Party
Total Return Bond Fund	72.4%
Strategic Bond Fund	75.0%
Diversified Value Fund	35.5%
Fundamental Value Fund	83.7%
Large Cap Value Fund	95.3%
S&P 500 Index Fund	65.1%
Equity Opportunities Fund	78.9%
Fundamental Growth Fund	91.4%
Blue Chip Growth Fund	65.4%
Growth Opportunities Fund	54.6%
Mid-Cap Value Fund	86.8%
Small Cap Value Equity Fund	61.9%
Small Company Value Fund	72.2%
S&P Mid Cap Index Fund	66.3%
Russell 2000 Small Cap Index Fund	72.0%
Mid Cap Growth Fund	37.2%
Small Cap Growth Equity Fund	87.0%
Diversified International Fund	98.4%
MSCI EAFE International Index Fund	72.6%
Overseas Fund	80.9%

Notes to Financial Statements (Unaudited) (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended March 31, 2017, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$1,179,210,812	$59,829,459	$1,180,500,390	$87,423,423
Strategic Bond Fund	306,342,459	48,907,205	257,948,825	35,669,583
Diversified Value Fund	-	95,088,180	-	93,691,944
Fundamental Value Fund	-	70,521,143	-	167,767,172
Large Cap Value Fund	-	24,428,565	-	34,824,369
S&P 500 Index Fund	-	52,209,423	-	183,966,723
Equity Opportunities Fund	-	822,296,239	-	888,763,152
Fundamental Growth Fund	-	32,653,767	-	33,725,091
Blue Chip Growth Fund	-	408,068,768	-	229,089,840
Growth Opportunities Fund	-	82,949,168	-	192,023,563
Mid-Cap Value Fund	-	57,133,666	-	75,328,047
Small Cap Value Equity Fund	-	18,976,552	-	43,930,577
Small Company Value Fund	-	77,015,301	-	120,602,879
S&P Mid Cap Index Fund	-	87,064,788	-	34,124,496
Russell 2000 Small Cap Index Fund	-	40,500,149	-	14,335,028
Mid Cap Growth Fund	-	795,784,378	-	589,237,093
Small Cap Growth Equity Fund	-	228,970,776	-	267,088,771
Diversified International Fund	-	5,307,815	-	30,911,803
MSCI EAFE International Index Fund	-	30,731,731	-	10,418,026
Overseas Fund	-	93,410,069	-	184,532,696

5. Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Total Return Bond Fund Class I
Sold	7,586,428	$76,150,659	12,503,110	$127,254,863
Issued as reinvestment of dividends	1,480,150	14,209,440	1,328,859	13,115,837
Redeemed	(4,916,718)	(49,807,566)	(37,248,837)	(376,187,150)

Net increase (decrease)	4,149,860	$40,552,533	(23,416,868)	$(235,816,450)

Total Return Bond Fund Class R5
Sold	657,308	$6,518,055	1,347,670	$13,691,530
Issued as reinvestment of dividends	535,289	5,133,426	392,482	3,869,875
Redeemed	(2,313,291)	(22,666,922)	(7,059,727)	(70,517,320)

Net increase (decrease)	(1,120,694)	$(11,015,441)	(5,319,575)	$(52,955,915)

Total Return Bond Fund Service Class
Sold	2,408,920	$24,212,999	4,921,762	$49,850,896
Issued as reinvestment of dividends	887,049	8,542,279	451,372	4,468,584
Redeemed	(6,537,028)	(64,165,559)	(7,428,099)	(75,654,495)

Net increase (decrease)	(3,241,059)	$(31,410,281)	(2,054,965)	$(21,335,015)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Total Return Bond Fund Administrative Class
Sold	821,690	$8,198,404	1,831,713	$18,398,997
Issued as reinvestment of dividends	310,357	2,970,116	181,285	1,783,840
Redeemed	(2,485,592)	(24,906,831)	(3,071,788)	(31,238,179)

Net increase (decrease)	(1,353,545)	$(13,738,311)	(1,058,790)	$(11,055,342)

Total Return Bond Fund Class A
Sold	330,465	$3,248,479	161,694	$1,635,538
Issued as reinvestment of dividends	12,010	115,175	4,231	41,765
Redeemed	(45,805)	(445,872)	(175,989)	(1,791,542)

Net increase (decrease)	296,670	$2,917,782	(10,064)	$(114,239)

Total Return Bond Fund Class R4
Sold	2,223,945	$21,777,356	3,239,131	$32,940,557
Issued as reinvestment of dividends	1,118,831	10,785,527	647,495	6,410,199
Redeemed	(7,151,037)	(71,495,041)	(8,702,146)	(88,471,604)

Net increase (decrease)	(3,808,261)	$(38,932,158)	(4,815,520)	$(49,120,848)

Total Return Bond Fund Class R3
Sold	430,207	$4,253,147	1,270,449	$12,823,620
Issued as reinvestment of dividends	189,054	1,809,249	85,167	838,891
Redeemed	(829,653)	(8,144,600)	(1,749,838)	(17,621,371)

Net increase (decrease)	(210,392)	$(2,082,204)	(394,222)	$(3,958,860)

Strategic Bond Fund Class I
Sold	4,083,074	$41,748,963	4,806,483	$49,509,908
Issued as reinvestment of dividends	234,490	2,344,902	212,776	2,104,352
Redeemed	(2,361,337)	(24,700,818)	(2,405,958)	(24,730,455)

Net increase (decrease)	1,956,227	$19,393,047	2,613,301	$26,883,805

Strategic Bond Fund Class R5
Sold	1,250,391	$13,031,711	1,501,420	$15,309,827
Issued as reinvestment of dividends	167,285	1,674,523	147,672	1,461,955
Redeemed	(580,339)	(6,036,976)	(835,570)	(8,546,004)

Net increase (decrease)	837,337	$8,669,258	813,522	$8,225,778

Strategic Bond Fund Service Class
Sold	1,003,720	$10,261,186	2,003,903	$20,616,652
Issued as reinvestment of dividends	102,148	1,022,505	182,130	1,803,081
Redeemed	(878,356)	(9,227,412)	(3,582,759)	(36,538,973)

Net increase (decrease)	227,512	$2,056,279	(1,396,726)	$(14,119,240)

Strategic Bond Fund Administrative Class
Sold	2,864,242	$29,419,715	1,422,662	$14,550,319
Issued as reinvestment of dividends	130,326	1,301,956	89,506	885,218
Redeemed	(1,098,030)	(11,176,465)	(1,087,275)	(11,176,118)

Net increase (decrease)	1,896,538	$19,545,206	424,893	$4,259,419

Strategic Bond Fund Class A
Sold	816,328	$8,343,181	1,541,955	$15,823,216
Issued as reinvestment of dividends	97,276	969,840	105,121	1,037,539
Redeemed	(615,339)	(6,302,047)	(1,323,777)	(13,501,046)

Net increase (decrease)	298,265	$3,010,974	323,299	$3,359,709

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Strategic Bond Fund Class R4
Sold	1,790,700	$18,159,076	1,444,373	$14,619,963
Issued as reinvestment of dividends	64,277	638,914	43,560	428,631
Redeemed	(501,186)	(5,110,299)	(440,927)	(4,512,404)

Net increase (decrease)	1,353,791	$13,687,691	1,047,006	$10,536,190

Strategic Bond Fund Class R3
Sold	614,122	$6,210,481	575,781	$5,808,886
Issued as reinvestment of dividends	18,123	178,876	8,070	79,005
Redeemed	(141,304)	(1,432,224)	(318,996)	(3,303,593)

Net increase (decrease)	490,941	$4,957,133	264,855	$2,584,298

Diversified Value Fund Class I
Sold	1,467,466	$22,598,360	14,613,260	$204,745,870
Issued as reinvestment of dividends	1,092,957	16,612,953	86,337	1,221,667
Redeemed	(1,216,946)	(18,506,797)	(3,366,763)	(48,967,912)

Net increase (decrease)	1,343,477	$20,704,516	11,332,834	$156,999,625

Diversified Value Fund Class R5
Sold	338,008	$5,255,846	1,203,968	$16,755,365
Issued as reinvestment of dividends	195,292	2,974,297	212,522	3,009,308
Redeemed	(710,276)	(11,119,533)	(13,465,671)	(188,803,867)

Net increase (decrease)	(176,976)	$(2,889,390)	(12,049,181)	$(169,039,194)

Diversified Value Fund Service Class
Sold	373,818	$5,657,519	115,827	$1,614,208
Issued as reinvestment of dividends	37,518	571,393	14,306	202,722
Redeemed	(174,082)	(2,615,855)	(648,016)	(9,082,253)

Net increase (decrease)	237,254	$3,613,057	(517,883)	$(7,265,323)

Diversified Value Fund Administrative Class
Sold	30,096	$464,012	125,275	$1,789,278
Issued as reinvestment of dividends	27,667	423,307	4,700	66,927
Redeemed	(35,802)	(551,038)	(122,266)	(1,714,476)

Net increase (decrease)	21,961	$336,281	7,709	$141,729

Diversified Value Fund Class A
Sold	74,578	$1,160,374	218,152	$3,041,006
Issued as reinvestment of dividends	72,592	1,104,854	12,875	182,440
Redeemed	(364,341)	(5,527,078)	(426,946)	(5,973,022)

Net increase (decrease)	(217,171)	$(3,261,850)	(195,919)	$(2,749,576)

Diversified Value Fund Class R4
Sold	15,492	$239,006	27,718	$390,798
Issued as reinvestment of dividends	2,971	44,981	151	2,136
Redeemed	(5,079)	(79,338)	(442)	(6,203)

Net increase (decrease)	13,384	$204,649	27,427	$386,731

Diversified Value Fund Class R3
Sold	11,748	$178,497	98,639	$1,371,981
Issued as reinvestment of dividends	6,738	102,343	428	6,062
Redeemed	(7,183)	(108,552)	(6,902)	(96,229)

Net increase (decrease)	11,303	$172,288	92,165	$1,281,814

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Fundamental Value Fund Class I
Sold	6,185,596	$75,147,193	8,701,389	$103,028,581
Issued as reinvestment of dividends	4,013,684	48,244,487	4,701,123	54,156,933
Redeemed	(4,847,741)	(58,698,590)	(6,906,229)	(83,320,351)

Net increase (decrease)	5,351,539	$64,693,090	6,496,283	$73,865,163

Fundamental Value Fund Class R5
Sold	1,686,205	$20,910,172	3,807,265	$46,306,885
Issued as reinvestment of dividends	2,990,606	36,096,617	4,518,213	52,275,725
Redeemed	(3,999,617)	(49,553,021)	(12,273,847)	(144,473,553)

Net increase (decrease)	677,194	$7,453,768	(3,948,369)	$(45,890,943)

Fundamental Value Fund Service Class
Sold	603,793	$7,514,021	2,245,416	$28,540,020
Issued as reinvestment of dividends	898,535	10,809,372	1,886,001	21,745,590
Redeemed	(5,925,187)	(71,226,266)	(6,851,737)	(80,633,594)

Net increase (decrease)	(4,422,859)	$(52,902,873)	(2,720,320)	$(30,347,984)

Fundamental Value Fund Administrative Class
Sold	660,906	$8,353,913	766,524	$9,151,182
Issued as reinvestment of dividends	717,205	8,678,182	1,042,492	12,082,482
Redeemed	(1,271,749)	(15,584,194)	(2,466,210)	(30,056,497)

Net increase (decrease)	106,362	$1,447,901	(657,194)	$(8,822,833)

Fundamental Value Fund Class A
Sold	463,570	$5,702,706	743,478	$8,796,073
Issued as reinvestment of dividends	1,064,699	12,744,452	1,760,850	20,196,951
Redeemed	(4,136,883)	(50,359,873)	(3,141,245)	(38,060,608)

Net increase (decrease)	(2,608,614)	$(31,912,715)	(636,917)	$(9,067,584)

Fundamental Value Fund Class R4
Sold	558,485	$6,765,498	431,831	$5,251,875
Issued as reinvestment of dividends	94,790	1,122,304	19,957	227,308
Redeemed	(72,814)	(878,546)	(35,950)	(424,160)

Net increase (decrease)	580,461	$7,009,256	415,838	$5,055,023

Fundamental Value Fund Class R3
Sold	104,594	$1,249,207	63,571	$783,131
Issued as reinvestment of dividends	11,609	137,222	13,210	149,936
Redeemed	(14,894)	(179,561)	(25,433)	(299,909)

Net increase (decrease)	101,309	$1,206,868	51,348	$633,158

Large Cap Value Fund Class I
Sold	1,243,698	$9,142,590	2,650,718	$18,725,891
Issued as reinvestment of dividends	499,824	3,608,728	1,382,960	9,417,956
Redeemed	(1,644,075)	(11,946,153)	(5,169,812)	(36,558,845)

Net increase (decrease)	99,447	$805,165	(1,136,134)	$(8,414,998)

Large Cap Value Fund Class R5
Sold	226,119	$1,652,974	320,263	$2,268,108
Issued as reinvestment of dividends	933,715	6,760,094	2,314,952	15,811,124
Redeemed	(456,056)	(3,329,225)	(6,588,107)	(47,465,373)

Net increase (decrease)	703,778	$5,083,843	(3,952,892)	$(29,386,141)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Large Cap Value Fund Service Class
Sold	47,833	$360,635	97,647	$680,962
Issued as reinvestment of dividends	27,723	201,827	197,196	1,350,789
Redeemed	(244,670)	(1,765,182)	(977,616)	(6,726,298)

Net increase (decrease)	(169,114)	$(1,202,720)	(682,773)	$(4,694,547)

Large Cap Value Fund Administrative Class
Sold	72,353	$532,384	154,722	$1,085,633
Issued as reinvestment of dividends	115,640	836,079	292,564	1,995,283
Redeemed	(81,730)	(597,148)	(951,428)	(6,900,239)

Net increase (decrease)	106,263	$771,315	(504,142)	$(3,819,323)

Large Cap Value Fund Class A
Sold	120,958	$895,575	185,339	$1,301,610
Issued as reinvestment of dividends	253,535	1,830,521	644,641	4,390,007
Redeemed	(616,409)	(4,499,246)	(1,600,947)	(11,340,939)

Net increase (decrease)	(241,916)	$(1,773,150)	(770,967)	$(5,649,322)

Large Cap Value Fund Class R4
Sold	53,787	$383,489	-	$-
Issued as reinvestment of dividends	3,696	26,420	2	13
Redeemed	(1,531)	(10,940)	(14)	(99)

Net increase (decrease)	55,952	$398,969	(12)	$(86)

Large Cap Value Fund Class R3
Sold	-	$-	-	$-
Issued as reinvestment of dividends	509	3,593	1,542	10,277
Redeemed	(1,001)	(7,298)	(4,945)	(35,424)

Net increase (decrease)	(492)	$(3,705)	(3,403)	$(25,147)

S&P 500 Index Fund Class I
Sold	4,083,216	$80,111,418	10,127,359	$186,093,714
Issued as reinvestment of dividends	3,547,486	67,756,985	2,041,101	36,719,404
Redeemed	(4,743,608)	(92,408,350)	(5,760,107)	(106,621,375)

Net increase (decrease)	2,887,094	$55,460,053	6,408,353	$116,191,743

S&P 500 Index Fund Class R5
Sold	3,017,271	$58,842,713	7,434,694	$135,466,488
Issued as reinvestment of dividends	2,367,656	45,340,604	1,795,938	32,380,771
Redeemed	(13,286,655)	(261,416,355)	(16,334,513)	(297,378,710)

Net increase (decrease)	(7,901,728)	$(157,233,038)	(7,103,881)	$(129,531,451)

S&P 500 Index Fund Service Class
Sold	3,012,498	$58,590,950	5,613,320	$102,847,120
Issued as reinvestment of dividends	1,554,128	29,808,182	1,337,922	24,162,868
Redeemed	(3,935,514)	(76,441,141)	(17,553,808)	(330,728,860)

Net increase (decrease)	631,112	$11,957,991	(10,602,566)	$(203,718,872)

S&P 500 Index Fund Administrative Class
Sold	2,703,655	$52,309,404	5,191,140	$93,571,191
Issued as reinvestment of dividends	1,625,772	30,775,862	956,766	17,068,708
Redeemed	(3,490,571)	(66,655,976)	(8,286,473)	(150,774,758)

Net increase (decrease)	838,856	$16,429,290	(2,138,567)	$(40,134,859)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
S&P 500 Index Fund Class A
Sold	264,735	$5,034,819	726,100	$12,765,271
Issued as reinvestment of dividends	69,787	1,304,310	32,110	566,093
Redeemed	(120,059)	(2,290,032)	(319,623)	(5,928,993)

Net increase (decrease)	214,463	$4,049,097	438,587	$7,402,371

S&P 500 Index Fund Class R4
Sold	4,218,874	$80,572,272	7,548,583	$135,485,760
Issued as reinvestment of dividends	1,994,051	37,408,394	1,125,782	19,926,344
Redeemed	(6,129,693)	(116,351,937)	(6,554,397)	(117,893,789)

Net increase (decrease)	83,232	$1,628,729	2,119,968	$37,518,315

S&P 500 Index Fund Class R3
Sold	2,015,799	$38,111,476	3,933,638	$69,670,035
Issued as reinvestment of dividends	338,878	6,248,902	88,139	1,537,139
Redeemed	(302,650)	(5,642,142)	(383,519)	(6,850,596)

Net increase (decrease)	2,052,027	$38,718,236	3,638,258	$64,356,578

Equity Opportunities Fund Class I
Sold	1,317,592	$26,389,390	3,366,425	$58,152,025
Issued as reinvestment of dividends	362,780	7,226,583	2,177,077	37,402,189
Redeemed	(1,551,917)	(30,467,748)	(5,132,513)	(91,361,873)

Net increase (decrease)	128,455	$3,148,225	410,989	$4,192,341

Equity Opportunities Fund Class R5
Sold	835,249	$16,915,816	1,086,002	$18,938,224
Issued as reinvestment of dividends	326,293	6,519,318	2,206,746	38,022,230
Redeemed	(2,238,429)	(44,976,842)	(4,689,569)	(83,266,716)

Net increase (decrease)	(1,076,887)	$(21,541,708)	(1,396,821)	$(26,306,262)

Equity Opportunities Fund Service Class
Sold	318,913	$6,223,685	540,059	$9,378,730
Issued as reinvestment of dividends	108,721	2,142,882	741,552	12,606,386
Redeemed	(866,561)	(16,932,983)	(1,442,287)	(24,994,802)

Net increase (decrease)	(438,927)	$(8,566,416)	(160,676)	$(3,009,686)

Equity Opportunities Fund Administrative Class
Sold	444,498	$8,679,798	651,473	$11,115,509
Issued as reinvestment of dividends	131,693	2,570,661	946,229	15,934,491
Redeemed	(1,296,646)	(24,976,249)	(1,776,639)	(31,023,770)

Net increase (decrease)	(720,455)	$(13,725,790)	(178,937)	$(3,973,770)

Equity Opportunities Fund Class A
Sold	300,212	$5,721,476	530,391	$9,065,368
Issued as reinvestment of dividends	183,549	3,463,563	1,899,937	30,949,974
Redeemed	(2,656,099)	(48,365,072)	(3,904,504)	(64,756,380)

Net increase (decrease)	(2,172,338)	$(39,180,033)	(1,474,176)	$(24,741,038)

Equity Opportunities Fund Class R4
Sold	128,210	$2,275,279	304,677	$5,245,752
Issued as reinvestment of dividends	13,668	255,604	38,940	630,425
Redeemed	(62,303)	(1,196,130)	(84,269)	(1,349,619)

Net increase (decrease)	79,575	$1,334,753	259,348	$4,526,558

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Equity Opportunities Fund Class R3
Sold	30,342	$546,929	85,499	$1,463,128
Issued as reinvestment of dividends	6,603	118,468	34,081	529,625
Redeemed	(31,924)	(568,461)	(36,528)	(619,746)

Net increase (decrease)	5,021	$96,936	83,052	$1,373,007

Fundamental Growth Fund Class I
Sold	1,731,472	$13,088,672	2,547,288	$20,169,478
Issued as reinvestment of dividends	978,216	6,955,117	1,141,055	8,820,353
Redeemed	(1,760,972)	(13,264,300)	(5,988,530)	(47,499,634)

Net increase (decrease)	948,716	$6,779,489	(2,300,187)	$(18,509,803)

Fundamental Growth Fund Class R5
Sold	202,551	$1,505,472	669,326	$5,135,912
Issued as reinvestment of dividends	372,264	2,654,243	301,142	2,333,849
Redeemed	(428,374)	(3,368,982)	(578,911)	(4,451,740)

Net increase (decrease)	146,441	$790,733	391,557	$3,018,021

Fundamental Growth Fund Service Class
Sold	125,523	$931,274	169,303	$1,318,083
Issued as reinvestment of dividends	119,665	837,655	90,111	686,651
Redeemed	(42,620)	(319,305)	(138,133)	(1,055,658)

Net increase (decrease)	202,568	$1,449,624	121,281	$949,076

Fundamental Growth Fund Administrative Class
Sold	121,575	$893,393	238,954	$1,879,430
Issued as reinvestment of dividends	190,341	1,301,936	163,998	1,225,067
Redeemed	(276,979)	(1,991,062)	(388,524)	(2,875,815)

Net increase (decrease)	34,937	$204,267	14,428	$228,682

Fundamental Growth Fund Class A
Sold	193,517	$1,352,536	343,219	$2,504,676
Issued as reinvestment of dividends	298,913	1,960,867	280,669	2,020,819
Redeemed	(416,329)	(2,983,717)	(760,199)	(5,571,803)

Net increase (decrease)	76,101	$329,686	(136,311)	$(1,046,308)

Fundamental Growth Fund Class R4
Sold	155,884	$1,108,751	85,556	$611,449
Issued as reinvestment of dividends	30,194	196,260	2,678	19,193
Redeemed	(21,728)	(152,765)	(16,634)	(117,452)

Net increase (decrease)	164,350	$1,152,246	71,600	$513,190

Fundamental Growth Fund Class R3
Sold	83,477	$567,104	208,256	$1,425,953
Issued as reinvestment of dividends	37,245	229,429	8,254	56,456
Redeemed	(29,072)	(199,868)	(39,761)	(267,642)

Net increase (decrease)	91,650	$596,665	176,749	$1,214,767

Blue Chip Growth Fund Class I
Sold	23,212,823	$370,913,714	14,862,659	$232,116,521
Issued as reinvestment of dividends	1,517,252	24,124,298	3,535,563	56,356,872
Redeemed	(5,425,368)	(88,288,269)	(6,084,355)	(97,969,340)

Net increase (decrease)	19,304,707	$306,749,743	12,313,867	$190,504,053

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Blue Chip Growth Fund Class R5
Sold	2,624,227	$43,583,969	4,801,764	$78,179,165
Issued as reinvestment of dividends	1,014,640	16,112,476	4,920,932	78,390,455
Redeemed	(3,293,139)	(54,682,912)	(16,201,183)	(256,462,891)

Net increase (decrease)	345,728	$5,013,533	(6,478,487)	$(99,893,271)

Blue Chip Growth Fund Service Class
Sold	794,108	$12,989,497	4,250,516	$69,254,595
Issued as reinvestment of dividends	541,423	8,527,419	2,373,491	37,501,158
Redeemed	(7,293,350)	(115,859,942)	(5,284,435)	(82,660,814)

Net increase (decrease)	(5,957,819)	$(94,343,026)	1,339,572	$24,094,939

Blue Chip Growth Fund Administrative Class
Sold	1,166,658	$18,591,769	2,005,805	$32,220,167
Issued as reinvestment of dividends	650,740	10,119,009	2,486,045	38,807,167
Redeemed	(1,729,521)	(27,936,979)	(3,619,543)	(57,337,840)

Net increase (decrease)	87,877	$773,799	872,307	$13,689,494

Blue Chip Growth Fund Class A
Sold	544,590	$8,399,689	1,760,146	$26,797,121
Issued as reinvestment of dividends	432,843	6,471,007	1,771,499	26,643,342
Redeemed	(1,803,677)	(27,755,424)	(2,459,732)	(36,782,915)

Net increase (decrease)	(826,244)	$(12,884,728)	1,071,913	$16,657,548

Blue Chip Growth Fund Class R4
Sold	903,916	$13,865,174	1,752,959	$26,219,066
Issued as reinvestment of dividends	143,797	2,146,888	262,389	3,943,712
Redeemed	(356,429)	(5,526,421)	(386,193)	(5,770,075)

Net increase (decrease)	691,284	$10,485,641	1,629,155	$24,392,703

Blue Chip Growth Fund Class R3
Sold	603,414	$8,780,526	1,364,827	$19,543,732
Issued as reinvestment of dividends	85,090	1,196,363	81,838	1,163,726
Redeemed	(186,718)	(2,724,545)	(152,381)	(2,196,306)

Net increase (decrease)	501,786	$7,252,344	1,294,284	$18,511,152

Growth Opportunities Fund Class I
Sold	2,084,609	$21,124,089	7,342,454	$77,365,291
Issued as reinvestment of dividends	2,537,010	24,329,924	3,586,120	38,981,121
Redeemed	(6,263,400)	(63,533,797)	(10,357,640)	(109,952,101)

Net increase (decrease)	(1,641,781)	$(18,079,784)	570,934	$6,394,311

Growth Opportunities Fund Class R5
Sold	1,089,178	$10,945,427	1,544,312	$16,314,440
Issued as reinvestment of dividends	1,384,723	13,168,716	2,204,066	23,803,912
Redeemed	(3,220,160)	(32,739,904)	(6,026,743)	(62,688,417)

Net increase (decrease)	(746,259)	$(8,625,761)	(2,278,365)	$(22,570,065)

Growth Opportunities Fund Service Class
Sold	481,416	$4,720,743	1,751,891	$19,083,532
Issued as reinvestment of dividends	1,140,828	10,598,292	1,686,949	17,831,054
Redeemed	(3,012,528)	(28,905,821)	(3,141,277)	(31,742,200)

Net increase (decrease)	(1,390,284)	$(13,586,786)	297,563	$5,172,386

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Growth Opportunities Fund Administrative Class
Sold	501,876	$4,787,862	836,054	$8,461,631
Issued as reinvestment of dividends	743,653	6,692,874	1,211,646	12,455,718
Redeemed	(1,071,841)	(10,233,390)	(3,403,565)	(33,190,176)

Net increase (decrease)	173,688	$1,247,346	(1,355,865)	$(12,272,827)

Growth Opportunities Fund Class A
Sold	486,280	$4,367,330	624,026	$5,796,869
Issued as reinvestment of dividends	880,710	7,450,808	1,704,082	16,597,761
Redeemed	(2,774,481)	(25,261,310)	(5,692,923)	(52,926,673)

Net increase (decrease)	(1,407,491)	$(13,443,172)	(3,364,815)	$(30,532,043)

Growth Opportunities Fund Class R4
Sold	265,134	$2,439,952	616,217	$6,174,854
Issued as reinvestment of dividends	74,731	635,215	65,563	639,893
Redeemed	(253,524)	(2,271,495)	(252,838)	(2,319,896)

Net increase (decrease)	86,341	$803,672	428,942	$4,494,851

Growth Opportunities Fund Class R3
Sold	31,489	$265,316	35,538	$314,524
Issued as reinvestment of dividends	9,476	74,953	10,153	93,106
Redeemed	(15,743)	(128,485)	(30,472)	(259,283)

Net increase (decrease)	25,222	$211,784	15,219	$148,347

Mid-Cap Value Fund Class I
Sold	1,653,261	$23,167,825	2,495,317	$32,470,619
Issued as reinvestment of dividends	252,109	3,637,931	1,173,829	14,226,812
Redeemed	(3,075,226)	(43,481,458)	(5,190,999)	(71,910,338)

Net increase (decrease)	(1,169,856)	$(16,675,702)	(1,521,853)	$(25,212,907)

Mid-Cap Value Fund Class R5
Sold	59,934	$866,472	127,107	$1,646,344
Issued as reinvestment of dividends	17,361	252,075	79,014	963,968
Redeemed	(54,454)	(796,172)	(299,874)	(4,014,516)

Net increase (decrease)	22,841	$322,375	(93,753)	$(1,404,204)

Mid-Cap Value Fund Service Class
Sold	6	$85	17,883	$205,717
Issued as reinvestment of dividends	4,755	68,901	34,484	419,323
Redeemed	(28,360)	(409,894)	(89,911)	(1,199,897)

Net increase (decrease)	(23,599)	$(340,908)	(37,544)	$(574,857)

Mid-Cap Value Fund Administrative Class
Sold	12,968	$191,141	29,286	$403,592
Issued as reinvestment of dividends	1,597	23,466	2,965	36,593
Redeemed	(6,076)	(89,630)	(4,309)	(58,295)

Net increase (decrease)	8,489	$124,977	27,942	$381,890

Mid-Cap Value Fund Class A
Sold	24,147	$348,437	61,093	$794,363
Issued as reinvestment of dividends	3,856	55,905	27,545	335,769
Redeemed	(31,901)	(460,694)	(126,981)	(1,658,002)

Net increase (decrease)	(3,898)	$(56,352)	(38,343)	$(527,870)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Mid-Cap Value Fund Class R4
Sold	2,192	$29,358	108	$1,418
Issued as reinvestment of dividends	65	945	2	28
Redeemed	(41)	(572)	(15)	(209)

Net increase (decrease)	2,216	$29,731	95	$1,237

Mid-Cap Value Fund Class R3
Sold	5,579	$80,009	1,557	$19,762
Issued as reinvestment of dividends	201	2,892	1,146	13,852
Redeemed	(586)	(8,265)	(1,616)	(20,825)

Net increase (decrease)	5,194	$74,636	1,087	$12,789

Small Cap Value Equity Fund Class I
Sold	773,637	$13,080,906	4,656,033	$68,492,489
Issued as reinvestment of dividends	407,400	7,003,209	186,610	2,730,108
Redeemed	(2,079,326)	(34,794,620)	(1,765,831)	(25,758,018)

Net increase (decrease)	(898,289)	$(14,710,505)	3,076,812	$45,464,579

Small Cap Value Equity Fund Class R5
Sold	201,845	$3,412,983	473,708	$7,131,853
Issued as reinvestment of dividends	171,524	2,951,933	243,625	3,566,662
Redeemed	(937,250)	(16,090,559)	(4,034,682)	(59,201,820)

Net increase (decrease)	(563,881)	$(9,725,643)	(3,317,349)	$(48,503,305)

Small Cap Value Equity Fund Service Class
Sold	46,916	$806,178	289,671	$4,586,399
Issued as reinvestment of dividends	24,682	425,749	17,628	258,786
Redeemed	(51,191)	(878,095)	(78,874)	(1,188,006)

Net increase (decrease)	20,407	$353,832	228,425	$3,657,179

Small Cap Value Equity Fund Administrative Class
Sold	241,842	$4,305,231	63,978	$982,855
Issued as reinvestment of dividends	27,941	479,474	10,262	150,036
Redeemed	(35,190)	(601,889)	(183,347)	(2,891,855)

Net increase (decrease)	234,593	$4,182,816	(109,107)	$(1,758,964)

Small Cap Value Equity Fund Class A
Sold	101,430	$1,713,931	223,793	$3,430,864
Issued as reinvestment of dividends	29,109	498,354	15,791	230,384
Redeemed	(101,408)	(1,697,036)	(133,836)	(1,956,953)

Net increase (decrease)	29,131	$515,249	105,748	$1,704,295

Small Cap Value Equity Fund Class R4
Sold	41,230	$674,399	79,717	$1,243,218
Issued as reinvestment of dividends	5,092	86,710	2,729	39,618
Redeemed	(39,778)	(637,399)	(17,345)	(255,307)

Net increase (decrease)	6,544	$123,710	65,101	$1,027,529

Small Cap Value Equity Fund Class R3
Sold	14,035	$232,439	20,584	$302,236
Issued as reinvestment of dividends	1,304	22,210	137	1,996
Redeemed	(371)	(6,261)	(1,682)	(26,264)

Net increase (decrease)	14,968	$248,388	19,039	$277,968

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Small Company Value Fund Class I
Sold	1,291,543	$15,885,577	1,908,765	$20,824,044
Issued as reinvestment of dividends	178,796	2,247,465	2,891,985	29,209,049
Redeemed	(2,263,734)	(27,541,433)	(3,328,874)	(36,510,638)

Net increase (decrease)	(793,395)	$(9,408,391)	1,471,876	$13,522,455

Small Company Value Fund Class R5
Sold	975,476	$11,894,393	854,150	$9,159,892
Issued as reinvestment of dividends	147,164	1,858,678	2,704,641	27,452,111
Redeemed	(3,343,240)	(41,664,957)	(3,935,998)	(42,193,058)

Net increase (decrease)	(2,220,600)	$(27,911,886)	(377,207)	$(5,581,055)

Small Company Value Fund Service Class
Sold	96,909	$1,179,127	246,503	$2,609,640
Issued as reinvestment of dividends	17,279	217,193	388,961	3,932,394
Redeemed	(410,943)	(4,833,388)	(520,112)	(5,439,410)

Net increase (decrease)	(296,755)	$(3,437,068)	115,352	$1,102,624

Small Company Value Fund Administrative Class
Sold	144,486	$1,750,165	199,771	$2,187,363
Issued as reinvestment of dividends	20,162	249,821	416,894	4,152,265
Redeemed	(372,531)	(4,511,879)	(555,490)	(5,826,695)

Net increase (decrease)	(207,883)	$(2,511,893)	61,175	$512,933

Small Company Value Fund Class A
Sold	150,214	$1,766,966	176,322	$1,859,148
Issued as reinvestment of dividends	23,811	287,164	737,719	7,155,864
Redeemed	(574,020)	(6,393,792)	(888,801)	(9,267,533)

Net increase (decrease)	(399,995)	$(4,339,662)	25,240	$(252,521)

Small Company Value Fund Class R4
Sold	21,754	$230,547	10,772	$111,338
Issued as reinvestment of dividends	472	5,631	358	3,452
Redeemed	(122)	(1,439)	(1,339)	(14,072)

Net increase (decrease)	22,104	$234,739	9,791	$100,718

Small Company Value Fund Class R3
Sold	2,015	$22,230	2,448	$26,188
Issued as reinvestment of dividends	112	1,281	1,738	15,919
Redeemed	(599)	(6,743)	(662)	(8,148)

Net increase (decrease)	1,528	$16,768	3,524	$33,959

S&P Mid Cap Index Fund Class I
Sold	1,557,783	$21,133,783	4,355,241	$55,642,526
Issued as reinvestment of dividends	633,073	8,356,561	649,394	7,825,196
Redeemed	(769,840)	(10,449,336)	(10,625,732)	(137,469,051)

Net increase (decrease)	1,421,016	$19,041,008	(5,621,097)	$(74,001,329)

S&P Mid Cap Index Fund Class R5
Sold	1,060,913	$14,480,839	940,527	$11,717,874
Issued as reinvestment of dividends	179,812	2,366,321	52,494	631,503
Redeemed	(445,557)	(6,046,549)	(323,871)	(4,115,542)

Net increase (decrease)	795,168	$10,800,611	669,150	$8,233,835

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
S&P Mid Cap Index Fund Service Class
Sold	479,026	$6,549,550	753,305	$9,412,680
Issued as reinvestment of dividends	201,627	2,643,334	66,663	799,955
Redeemed	(320,963)	(4,337,907)	(425,022)	(5,460,606)

Net increase (decrease)	359,690	$4,854,977	394,946	$4,752,029

S&P Mid Cap Index Fund Administrative Class
Sold	681,582	$9,186,150	1,287,492	$16,228,818
Issued as reinvestment of dividends	479,844	6,295,545	220,172	2,642,062
Redeemed	(1,374,651)	(18,374,643)	(882,193)	(11,061,621)

Net increase (decrease)	(213,225)	$(2,892,948)	625,471	$7,809,259

S&P Mid Cap Index Fund Class A
Sold	562,887	$7,553,240	1,051,985	$13,208,349
Issued as reinvestment of dividends	332,874	4,360,651	154,785	1,855,870
Redeemed	(1,237,117)	(16,412,316)	(680,053)	(8,740,095)

Net increase (decrease)	(341,356)	$(4,498,425)	526,717	$6,324,124

S&P Mid Cap Index Fund Class R4
Sold	2,089,410	$27,829,402	1,898,502	$23,804,594
Issued as reinvestment of dividends	313,015	4,084,853	80,755	965,023
Redeemed	(234,560)	(3,121,588)	(359,416)	(4,489,371)

Net increase (decrease)	2,167,865	$28,792,667	1,619,841	$20,280,246

S&P Mid Cap Index Fund Class R3
Sold	2,109,449	$27,991,954	2,000,894	$25,110,269
Issued as reinvestment of dividends	283,828	3,695,437	59,452	709,852
Redeemed	(196,144)	(2,624,264)	(230,580)	(2,868,456)

Net increase (decrease)	2,197,133	$29,063,127	1,829,766	$22,951,665

Russell 2000 Small Cap Index Fund Class I
Sold	1,432,881	$18,590,735	3,624,240	$41,475,122
Issued as reinvestment of dividends	719,419	9,244,537	593,889	6,663,435
Redeemed	(1,039,798)	(13,275,110)	(10,502,299)	(124,332,126)

Net increase (decrease)	1,112,502	$14,560,162	(6,284,170)	$(76,193,569)

Russell 2000 Small Cap Index Fund Class R5
Sold	339,080	$4,398,832	610,101	$6,895,801
Issued as reinvestment of dividends	88,849	1,141,707	27,481	308,615
Redeemed	(677,616)	(8,788,992)	(125,306)	(1,435,553)

Net increase (decrease)	(249,687)	$(3,248,453)	512,276	$5,768,863

Russell 2000 Small Cap Index Fund Service Class
Sold	445,052	$5,693,240	657,605	$7,374,314
Issued as reinvestment of dividends	92,310	1,178,803	23,914	266,876
Redeemed	(167,528)	(2,185,931)	(335,666)	(3,954,820)

Net increase (decrease)	369,834	$4,686,112	345,853	$3,686,370

Russell 2000 Small Cap Index Fund Administrative Class
Sold	622,835	$7,976,623	1,207,392	$13,569,152
Issued as reinvestment of dividends	250,548	3,207,019	100,484	1,124,417
Redeemed	(805,267)	(10,299,330)	(543,599)	(6,185,521)

Net increase (decrease)	68,116	$884,312	764,277	$8,508,048

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Russell 2000 Small Cap Index Fund Class A
Sold	291,129	$3,696,027	524,544	$5,968,111
Issued as reinvestment of dividends	107,940	1,375,156	42,335	472,035
Redeemed	(238,292)	(3,058,442)	(270,190)	(3,111,451)

Net increase (decrease)	160,777	$2,012,741	296,689	$3,328,695

Russell 2000 Small Cap Index Fund Class R4
Sold	999,995	$12,706,725	1,755,046	$19,748,897
Issued as reinvestment of dividends	175,914	2,234,113	43,772	486,743
Redeemed	(217,357)	(2,775,084)	(289,254)	(3,272,811)

Net increase (decrease)	958,552	$12,165,754	1,509,564	$16,962,829

Russell 2000 Small Cap Index Fund Class R3
Sold	1,050,036	$13,282,309	1,413,714	$16,004,347
Issued as reinvestment of dividends	140,014	1,773,978	29,679	329,730
Redeemed	(181,319)	(2,312,920)	(184,010)	(2,073,417)

Net increase (decrease)	1,008,731	$12,743,367	1,259,383	$14,260,660

Mid Cap Growth Fund Class I
Sold	22,982,303	$438,130,391	49,383,910	$910,970,892
Issued as reinvestment of dividends	4,289,736	80,089,376	4,524,359	81,664,689
Redeemed	(9,553,502)	(181,342,833)	(10,371,505)	(188,862,127)

Net increase (decrease)	17,718,537	$336,876,934	43,536,764	$803,773,454

Mid Cap Growth Fund Class R5
Sold	9,642,499	$185,574,593	18,173,123	$331,978,269
Issued as reinvestment of dividends	1,840,557	34,123,932	3,079,294	55,211,743
Redeemed	(9,827,617)	(186,213,870)	(12,215,414)	(218,996,661)

Net increase (decrease)	1,655,439	$33,484,655	9,037,003	$168,193,351

Mid Cap Growth Fund Service Class
Sold	1,016,737	$18,832,160	4,042,867	$73,640,921
Issued as reinvestment of dividends	573,119	10,407,836	1,180,675	20,768,068
Redeemed	(2,619,884)	(48,465,951)	(5,669,807)	(100,713,680)

Net increase (decrease)	(1,030,028)	$(19,225,955)	(446,265)	$(6,304,691)

Mid Cap Growth Fund Administrative Class
Sold	1,074,474	$19,209,155	2,899,172	$49,335,238
Issued as reinvestment of dividends	891,757	15,578,988	1,779,900	30,187,112
Redeemed	(3,331,927)	(59,108,684)	(6,338,164)	(109,212,665)

Net increase (decrease)	(1,365,696)	$(24,320,541)	(1,659,092)	$(29,690,315)

Mid Cap Growth Fund Class A
Sold	551,552	$9,218,343	1,998,535	$32,625,483
Issued as reinvestment of dividends	835,385	13,641,826	1,701,476	27,155,552
Redeemed	(3,185,441)	(52,793,281)	(4,338,691)	(70,001,122)

Net increase (decrease)	(1,798,504)	$(29,933,112)	(638,680)	$(10,220,087)

Mid Cap Growth Fund Class R4
Sold	1,334,530	$22,305,234	2,958,640	$48,085,568
Issued as reinvestment of dividends	188,367	3,089,225	103,228	1,651,643
Redeemed	(594,935)	(10,000,012)	(540,982)	(8,810,057)

Net increase (decrease)	927,962	$15,394,447	2,520,886	$40,927,154

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Mid Cap Growth Fund Class R3
Sold	363,637	$5,698,079	807,955	$12,316,910
Issued as reinvestment of dividends	59,020	900,059	41,802	625,777
Redeemed	(91,547)	(1,421,361)	(262,967)	(4,061,077)

Net increase (decrease)	331,110	$5,176,777	586,790	$8,881,610

Small Cap Growth Equity Fund Class I
Sold	1,899,084	$25,613,565	6,619,365	$80,155,091
Issued as reinvestment of dividends	-	-	4,007,138	49,247,720
Redeemed	(2,894,657)	(38,801,315)	(5,091,392)	(63,993,740)

Net increase (decrease)	(995,573)	$(13,187,750)	5,535,111	$65,409,071

Small Cap Growth Equity Fund Class R5
Sold	718,148	$9,596,061	470,983	$5,959,392
Issued as reinvestment of dividends	-	-	2,681,713	32,663,269
Redeemed	(1,744,301)	(23,846,848)	(5,113,794)	(64,112,395)

Net increase (decrease)	(1,026,153)	$(14,250,787)	(1,961,098)	$(25,489,734)

Small Cap Growth Equity Fund Service Class
Sold	272,430	$3,576,898	912,807	$12,049,219
Issued as reinvestment of dividends	-	-	765,507	8,902,844
Redeemed	(690,131)	(8,647,487)	(1,191,270)	(14,073,892)

Net increase (decrease)	(417,701)	$(5,070,589)	487,044	$6,878,171

Small Cap Growth Equity Fund Administrative Class
Sold	415,771	$5,051,692	295,651	$3,435,994
Issued as reinvestment of dividends	-	-	643,562	7,098,493
Redeemed	(570,523)	(6,869,724)	(820,251)	(9,716,299)

Net increase (decrease)	(154,752)	$(1,818,032)	118,962	$818,188

Small Cap Growth Equity Fund Class A
Sold	141,807	$1,574,408	278,604	$2,905,950
Issued as reinvestment of dividends	-	-	1,088,692	10,919,581
Redeemed	(870,576)	(9,407,565)	(1,138,884)	(11,769,017)

Net increase (decrease)	(728,769)	$(7,833,157)	228,412	$2,056,514

Small Cap Growth Equity Fund Class R4
Sold	104,881	$1,148,244	163,608	$1,681,826
Issued as reinvestment of dividends	-	-	15,613	157,063
Redeemed	(50,176)	(550,355)	(45,671)	(443,199)

Net increase (decrease)	54,705	$597,889	133,550	$1,395,690

Small Cap Growth Equity Fund Class R3
Sold	78,062	$755,382	125,369	$1,178,785
Issued as reinvestment of dividends	-	-	13,192	119,521
Redeemed	(38,816)	(377,216)	(33,756)	(303,619)

Net increase (decrease)	39,246	$378,166	104,805	$994,687

Diversified International Fund Class I
Sold	893,360	$5,767,849	3,745,109	$23,601,885
Issued as reinvestment of dividends	346,957	2,182,357	14,450	92,480
Redeemed	(4,985,584)	(32,541,813)	(7,936,334)	(50,683,179)

Net increase (decrease)	(3,745,267)	$(24,591,607)	(4,176,775)	$(26,988,814)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Diversified International Fund Class R5
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	(1,821)	(11,654)

Net increase (decrease)	-	$-	(1,821)	$(11,654)

Diversified International Fund Service Class
Sold	971	$6,436	6,855	$45,639
Issued as reinvestment of dividends	1,348	8,710	-	-
Redeemed	(11,311)	(77,482)	(4,320)	(28,373)

Net increase (decrease)	(8,992)	$(62,336)	2,535	$17,266

Diversified International Fund Administrative Class
Sold	9,189	$60,312	8,411	$53,822
Issued as reinvestment of dividends	983	6,428	-	-
Redeemed	(781)	(5,278)	(518)	(3,335)

Net increase (decrease)	9,391	$61,462	7,893	$50,487

Diversified International Fund Class A
Sold	3,920	$25,508	13,524	$86,771
Issued as reinvestment of dividends	2,156	13,539	-	-
Redeemed	(7,794)	(50,709)	(61,730)	(388,612)

Net increase (decrease)	(1,718)	$(11,662)	(48,206)	$(301,841)

Diversified International Fund Class R4
Sold	17,367	$110,126	181,733	$1,143,459
Issued as reinvestment of dividends	9,942	62,141	44	280
Redeemed	(101,493)	(649,896)	(20,496)	(125,810)

Net increase (decrease)	(74,184)	$(477,629)	161,281	$1,017,929

Diversified International Fund Class R3
Sold	25,342	$158,972	25,400	$168,030
Issued as reinvestment of dividends	1,842	11,477	-	-
Redeemed	(3,471)	(22,001)	(10,262)	(68,386)

Net increase (decrease)	23,713	$148,448	15,138	$99,644

MSCI EAFE International Index Fund Class I
Sold	3,425,074	$39,281,995	7,534,443	$88,368,254
Issued as reinvestment of dividends	551,030	6,099,905	645,375	7,499,263
Redeemed	(1,902,192)	(22,541,808)	(24,221,752)	(286,312,734)

Net increase (decrease)	2,073,912	$22,840,092	(16,041,934)	$(190,445,217)

MSCI EAFE International Index Fund Class R5
Sold	674,293	$7,858,216	1,499,240	$17,823,032
Issued as reinvestment of dividends	192,796	2,134,245	57,837	672,645
Redeemed	(2,238,049)	(25,573,706)	(265,410)	(3,031,095)

Net increase (decrease)	(1,370,960)	$(15,581,245)	1,291,667	$15,464,582

MSCI EAFE International Index Fund Service Class
Sold	669,824	$7,799,376	499,934	$5,671,657
Issued as reinvestment of dividends	105,318	1,162,704	29,796	345,628
Redeemed	(201,081)	(2,318,185)	(407,232)	(4,697,410)

Net increase (decrease)	574,061	$6,643,895	122,498	$1,319,875

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
MSCI EAFE International Index Fund Administrative Class
Sold	589,241	$6,821,154	1,419,181	$16,239,900
Issued as reinvestment of dividends	242,902	2,679,200	71,276	826,087
Redeemed	(478,589)	(5,492,387)	(1,045,037)	(12,162,835)

Net increase (decrease)	353,554	$4,007,967	445,420	$4,903,152

MSCI EAFE International Index Fund Class A
Sold	311,564	$3,590,324	373,294	$4,404,938
Issued as reinvestment of dividends	80,520	887,334	23,302	269,821
Redeemed	(160,779)	(1,840,587)	(365,641)	(4,274,831)

Net increase (decrease)	231,305	$2,637,071	30,955	$399,928

MSCI EAFE International Index Fund Class R4
Sold	1,212,441	$13,809,061	1,788,872	$20,582,139
Issued as reinvestment of dividends	174,314	1,910,479	23,481	270,735
Redeemed	(194,564)	(2,249,774)	(221,831)	(2,565,825)

Net increase (decrease)	1,192,191	$13,469,766	1,590,522	$18,287,049

MSCI EAFE International Index Fund Class R3
Sold	605,511	$6,965,651	1,749,342	$20,220,760
Issued as reinvestment of dividends	159,862	1,748,890	22,246	256,489
Redeemed	(156,660)	(1,811,581)	(126,900)	(1,466,873)

Net increase (decrease)	608,713	$6,902,960	1,644,688	$19,010,376

Overseas Fund Class I
Sold	9,478,938	$75,944,287	15,269,237	$116,388,130
Issued as reinvestment of dividends	914,295	7,122,357	656,753	5,063,565
Redeemed	(12,641,543)	(101,015,317)	(12,078,896)	(92,796,786)

Net increase (decrease)	(2,248,310)	$(17,948,673)	3,847,094	$28,654,909

Overseas Fund Class R5
Sold	908,508	$7,364,423	2,343,020	$18,067,799
Issued as reinvestment of dividends	367,452	2,873,471	317,415	2,456,793
Redeemed	(3,072,368)	(24,992,735)	(6,082,350)	(46,165,179)

Net increase (decrease)	(1,796,408)	$(14,754,841)	(3,421,915)	$(25,640,587)

Overseas Fund Service Class
Sold	665,049	$5,289,488	859,650	$6,535,356
Issued as reinvestment of dividends	175,384	1,364,491	140,630	1,082,851
Redeemed	(4,456,811)	(34,874,204)	(2,185,000)	(16,605,132)

Net increase (decrease)	(3,616,378)	$(28,220,225)	(1,184,720)	$(8,986,925)

Overseas Fund Administrative Class
Sold	304,258	$2,436,225	1,168,459	$8,803,196
Issued as reinvestment of dividends	91,828	720,851	60,989	473,888
Redeemed	(650,483)	(5,228,095)	(1,146,777)	(8,818,186)

Net increase (decrease)	(254,397)	$(2,071,019)	82,671	$458,898

Overseas Fund Class A
Sold	281,661	$2,222,570	1,233,779	$9,115,292
Issued as reinvestment of dividends	122,424	941,444	81,573	620,770
Redeemed	(1,570,135)	(12,293,350)	(1,474,233)	(11,054,883)

Net increase (decrease)	(1,166,050)	$(9,129,336)	(158,881)	$(1,318,821)

Notes to Financial Statements (Unaudited) (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Overseas Fund Class R4
Sold	239,690	$1,853,768	519,411	$3,734,361
Issued as reinvestment of dividends	15,304	115,855	6,873	51,550
Redeemed	(299,234)	(2,300,191)	(112,376)	(826,736)

Net increase (decrease)	(44,240)	$(330,568)	413,908	$2,959,175

Overseas Fund Class R3
Sold	20,982	$164,213	124,989	$920,307
Issued as reinvestment of dividends	4,284	32,726	2,243	16,976
Redeemed	(41,191)	(324,863)	(45,134)	(334,723)

Net increase (decrease)	(15,925)	$(127,924)	82,098	$602,560

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the period ended March 31, 2017, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the period ended March 31, 2017, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At March 31, 2017, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$992,078,512	$13,843,816	$(10,832,095)	$3,011,721
Strategic Bond Fund	442,327,960	9,111,868	(6,642,880)	2,468,988
Diversified Value Fund	305,090,958	75,872,044	(2,367,395)	73,504,649
Fundamental Value Fund	937,732,142	356,757,575	(42,605,558)	314,152,017
Large Cap Value Fund	177,885,751	32,936,973	(12,191,619)	20,745,354
S&P 500 Index Fund	2,190,036,521	1,662,368,655	(43,837,423)	1,618,531,232
Equity Opportunities Fund	725,563,470	12,081,632	(3,732,655)	8,348,977
Fundamental Growth Fund	107,652,456	20,330,539	(1,088,322)	19,242,217
Blue Chip Growth Fund	1,439,586,677	457,479,387	(22,361,047)	435,118,340
Growth Opportunities Fund	644,943,341	210,624,999	(30,085,354)	180,539,645
Mid-Cap Value Fund	98,801,928	12,938,078	(2,231,578)	10,706,500
Small Cap Value Equity Fund	147,421,648	49,473,991	(6,706,257)	42,767,734
Small Company Value Fund	249,296,168	56,696,559	(7,880,644)	48,815,915
S&P Mid Cap Index Fund	359,310,570	53,421,995	(12,237,400)	41,184,595
Russell 2000 Small Cap Index Fund	330,345,127	57,670,182	(20,796,268)	36,873,914
Mid Cap Growth Fund	3,350,903,640	786,827,428	(38,879,501)	747,947,927
Small Cap Growth Equity Fund	494,092,615	82,907,220	(13,288,074)	69,619,146
Diversified International Fund	15,013,530	2,302,092	(218,036)	2,084,056
MSCI EAFE International Index Fund	285,572,522	20,255,330	(16,080,940)	4,174,390
Overseas Fund	577,278,361	71,175,738	(18,509,930)	52,665,808

Notes to Financial Statements (Unaudited) (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2016, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2017	Expiring 2018
Strategic Bond Fund	$908,193	$-
Diversified International Fund	62,822,946	511,296
Overseas Fund	34,687,306	-

Net capital loss carryforwards for the Fund(s) shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At September 30, 2016, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Small Cap Growth Equity Fund	$29,993,687	$-
Diversified International Fund	5,933,403	4,986,664
Overseas Fund	9,167,688	6,250,815

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2016, post-October capital losses:

Post-October Loss
Mid-Cap Value Fund	$877,083

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2016, late year ordinary losses:

Amount
Growth Opportunities Fund	$1,992,680
Small Cap Growth Equity Fund	579,637

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$29,488,312	$1,042,786	$-
Strategic Bond Fund	7,802,659	-	-
Diversified Value Fund	4,692,444	-	-
Fundamental Value Fund	29,591,681	131,262,043	-
Large Cap Value Fund	7,972,411	25,017,422	-
S&P 500 Index® Fund	65,794,815	66,570,525	-
Equity Opportunities Fund	16,284,630	119,808,997	-
Fundamental Growth Fund	1,126,659	14,048,954	-
Blue Chip Growth Fund	21,224,134	221,601,768	-
Growth Opportunities Fund	-	110,424,886	-
Mid-Cap Value Fund	1,977,892	14,032,971	-
Small Cap Value Equity Fund	906,686	6,078,110	-
Small Company Value Fund	1,621,186	70,322,052	-
S&P Mid Cap Index Fund	4,950,383	10,489,519	-
Russell 2000 Small Cap Index Fund	4,309,399	5,349,070	-
Mid Cap Growth Fund	8,107,780	209,287,226	-
Small Cap Growth Equity Fund	767,123	108,210,213	154,727
Diversified International Fund	92,806	-	-
MSCI EAFE International Index Fund	9,425,297	719,575	-
Overseas Fund	9,767,695	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2016:

Amount
Diversified International Fund	$129,560
MSCI EAFE International Index Fund	732,441
Overseas Fund	1,120,254

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2016, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$29,552,167	$7,729,193	$(213,122)	$10,618,573
Strategic Bond Fund	5,741,973	(908,193)	(43,116)	5,518,437
Diversified Value Fund	6,116,975	14,119,426	(76,870)	40,350,823
Fundamental Value Fund	19,025,385	89,228,915	(257,997)	257,261,029

Notes to Financial Statements (Unaudited) (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Large Cap Value Fund	$3,364,156	$8,861,962	$(149,715)	$1,292,274
S&P 500 Index® Fund	56,823,670	143,566,031	(534,355)	1,355,835,477
Equity Opportunities Fund	11,971,910	2,280,974	(159,811)	96,616,311
Fundamental Growth Fund	597,289	12,436,492	(18,781)	13,112,137
Blue Chip Growth Fund	-	62,016,891	(211,956)	332,908,360
Growth Opportunities Fund	-	55,192,292	(2,120,928)	186,184,023
Mid-Cap Value Fund	2,984,998	-	(905,271)	5,005,383
Small Cap Value Equity Fund	1,280,457	10,007,110	(26,129)	32,297,874
Small Company Value Fund	2,282,880	194,374	(103,719)	33,060,660
S&P Mid Cap Index Fund	4,078,120	26,630,477	(20,287)	12,147,096
Russell 2000 Small Cap Index Fund	3,807,795	15,286,437	(16,289)	6,434,917
Mid Cap Growth Fund	3,423,771	134,984,194	(354,676)	589,786,303
Small Cap Growth Equity Fund	-	(29,993,687)	(731,869)	42,876,376
Diversified International Fund	2,289,085	(74,254,309)	(28,508)	22,564
MSCI EAFE International Index Fund	11,810,502	4,355,325	(26,469)	(12,018,458)
Overseas Fund	13,171,210	(50,105,809)	(142,731)	(6,520,440)

The Funds did not have any unrecognized tax benefits at March 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the period then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the period ended March 31, 2017, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Management is still evaluating the impact of the Rule; however, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that each Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In December 2016, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-19, Technical Corrections and Improvements (“ASU 2016-19”). ASU 2016-19 includes simplification and minor improvements to topics on insurance and troubled debt restructuring. The amendment requires an entity to disclose when there has been a change in a valuation approach, a valuation technique, or both. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for

Notes to Financial Statements (Unaudited) (Continued)

interim periods beginning after December 15, 2016. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impact of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on each Fund’s financial position or its results of operations.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to March 31, 2017, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective April 28, 2017 (the “Termination Date”), the Diversified International Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Trustees. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in November 2016, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), approved renegotiated subadvisory agreements with T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the Blue Chip Growth Fund, Small Company Value Fund, and Mid Cap Growth Fund, each of which is based on the new form of subadvisory agreement previously presented to the Trustees (“Renegotiated Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Renegotiated Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the Renegotiated Subadvisory Agreements, the Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) T. Rowe Price and its personnel with responsibilities for providing services to the Blue Chip Growth Fund, Small Company Value Fund, and Mid Cap Growth Fund; (ii) the terms of the Renegotiated Subadvisory Agreements; and (iii) the scope and quality of services that T. Rowe Price will provide under the Renegotiated Subadvisory Agreements.

Prior to the votes being taken to approve the Renegotiated Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the Renegotiated Subadvisory Agreements, including the anticipated level of MML Advisers’ oversight of the Blue Chip Growth Fund, Small Company Value Fund, and Mid Cap Growth Fund and the subadvisory process; and (ii) the terms of the Renegotiated Subadvisory Agreements are fair and reasonable with respect to the Blue Chip Growth Fund, Small Company Value Fund, and Mid Cap Growth Fund and are in the best interest of the Funds’ shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the Renegotiated Subadvisory Agreements.

The Renegotiated Subadvisory Agreements became effective on February 1, 2017.

At their meeting in March 2017, the Trustees, including the Independent Trustees, approved new subadvisory agreements (“New Subadvisory Agreements”) with T. Rowe Price and Wellington Management Company LLP (“Wellington Management”) for the Equity Opportunities Fund. In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel.

Other Information (Unaudited) (Continued)

In reviewing the New Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) T. Rowe Price and Wellington Management and their respective personnel with responsibilities for providing services to the Equity Opportunities Fund; (ii) the terms of the New Subadvisory Agreements; (iii) the scope and quality of services that T. Rowe Price and Wellington Management will provide under the New Subadvisory Agreements; (iv) the historical investment performance track records of T. Rowe Price and Wellington Management; and (v) the fees payable to T. Rowe Price and Wellington Management by MML Advisers for the Equity Opportunities Fund and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the New Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreements; (ii) MML Advisers’ projected level of profitability due to the New Subadvisory Agreements was not excessive and the subadvisory fee amounts under the New Subadvisory Agreements are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of T. Rowe Price and Wellington Management appear well suited to the Equity Opportunities Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreements are fair and reasonable with respect to the Equity Opportunities Fund and are in the best interests of the Equity Opportunities Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreements.

The New Subadvisory Agreements became effective on March 28, 2017.

Other Information (Unaudited) (Continued)

Fund Expenses March 31, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended March 31, 2017:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended March 31, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.35%	$984.60	$1.73	$1,023.20	$1.77
Class R5	1,000	0.45%	983.40	2.23	1,022.70	2.27
Service Class	1,000	0.55%	983.40	2.72	1,022.20	2.77
Administrative Class	1,000	0.65%	982.70	3.21	1,021.70	3.28
Class A	1,000	0.90%	981.80	4.45	1,020.40	4.53
Class R4	1,000	0.80%	982.20	3.95	1,020.90	4.03
Class R3	1,000	1.05%	980.20	5.18	1,019.70	5.29

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Strategic Bond Fund
Class I	$1,000	0.48%	$991.70	$2.38	$1,022.50	$2.42
Class R5	1,000	0.58%	991.80	2.88	1,022.00	2.92
Service Class	1,000	0.68%	990.30	3.37	1,021.50	3.43
Administrative Class	1,000	0.78%	990.30	3.87	1,021.00	3.93
Class A	1,000	1.03%	989.10	5.11	1,019.80	5.19
Class R4	1,000	0.93%	989.60	4.61	1,020.30	4.68
Class R3	1,000	1.18%	988.20	5.85	1,019.00	5.94
Diversified Value Fund
Class I	1,000	0.57%	1,121.80	3.02	1,022.10	2.87
Class R5	1,000	0.67%	1,121.00	3.54	1,021.60	3.38
Service Class	1,000	0.77%	1,119.90	4.07	1,021.10	3.88
Administrative Class	1,000	0.87%	1,119.60	4.60	1,020.60	4.38
Class A	1,000	1.12%	1,118.70	5.92	1,019.30	5.64
Class R4	1,000	1.02%	1,119.20	5.39	1,019.80	5.14
Class R3	1,000	1.27%	1,117.30	6.70	1,018.60	6.39
Fundamental Value Fund
Class I	1,000	0.63%	1,098.10	3.30	1,021.80	3.18
Class R5	1,000	0.73%	1,097.50	3.82	1,021.30	3.68
Service Class	1,000	0.83%	1,096.50	4.34	1,020.80	4.18
Administrative Class	1,000	0.93%	1,096.90	4.86	1,020.30	4.68
Class A	1,000	1.18%	1,094.60	6.16	1,019.00	5.94
Class R4	1,000	1.08%	1,095.80	5.64	1,019.50	5.44
Class R3	1,000	1.33%	1,094.90	6.95	1,018.30	6.69
Large Cap Value Fund
Class I	1,000	0.63%	1,114.80	3.32	1,021.80	3.18
Class R5	1,000	0.73%	1,113.40	3.85	1,021.30	3.68
Service Class	1,000	0.83%	1,112.70	4.37	1,020.80	4.18
Administrative Class	1,000	0.93%	1,112.80	4.90	1,020.30	4.68
Class A	1,000	1.18%	1,110.20	6.21	1,019.00	5.94
Class R4	1,000	1.08%	1,112.70	5.69	1,019.50	5.44
Class R3	1,000	1.33%	1,110.30	7.00	1,018.30	6.69
S&P 500 Index Fund
Class I	1,000	0.12%	1,100.40	0.63	1,024.30	0.61
Class R5	1,000	0.22%	1,099.60	1.15	1,023.80	1.11
Service Class	1,000	0.37%	1,099.20	1.94	1,023.10	1.87
Administrative Class	1,000	0.47%	1,098.40	2.46	1,022.60	2.37
Class A	1,000	0.72%	1,097.30	3.76	1,021.30	3.63
Class R4	1,000	0.62%	1,097.90	3.24	1,021.80	3.13
Class R3	1,000	0.87%	1,096.00	4.55	1,020.60	4.38
Equity Opportunities Fund
Class I	1,000	0.73%	1,169.40	3.95	1,021.30	3.68
Class R5	1,000	0.83%	1,168.50	4.49	1,020.80	4.18
Service Class	1,000	0.93%	1,168.10	5.03	1,020.30	4.68
Administrative Class	1,000	1.03%	1,167.50	5.57	1,019.80	5.19
Class A	1,000	1.28%	1,166.20	6.91	1,018.50	6.44
Class R4	1,000	1.18%	1,166.20	6.37	1,019.00	5.94
Class R3	1,000	1.43%	1,165.40	7.72	1,017.80	7.19

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Fundamental Growth Fund
Class I	$1,000	0.70%	$1,091.60	$3.65	$1,021.40	$3.53
Class R5	1,000	0.80%	1,090.20	4.17	1,020.90	4.03
Service Class	1,000	0.90%	1,090.80	4.69	1,020.40	4.53
Administrative Class	1,000	1.00%	1,090.20	5.21	1,019.90	5.04
Class A	1,000	1.25%	1,087.70	6.51	1,018.70	6.29
Class R4	1,000	1.15%	1,090.00	5.99	1,019.20	5.79
Class R3	1,000	1.40%	1,088.80	7.29	1,018.00	7.04
Blue Chip Growth Fund
Class I	1,000	0.65%	1,077.50	3.37	1,021.70	3.28
Class R5	1,000	0.75%	1,077.10	3.88	1,021.20	3.78
Service Class	1,000	0.85%	1,076.40	4.40	1,020.70	4.28
Administrative Class	1,000	0.95%	1,076.00	4.92	1,020.20	4.78
Class A	1,000	1.20%	1,074.40	6.21	1,018.90	6.04
Class R4	1,000	1.10%	1,074.90	5.69	1,019.40	5.54
Class R3	1,000	1.35%	1,074.10	6.98	1,018.20	6.79
Growth Opportunities Fund
Class I	1,000	0.74%	1,041.40	3.77	1,021.20	3.73
Class R5	1,000	0.84%	1,040.70	4.27	1,020.70	4.23
Service Class	1,000	0.94%	1,040.60	4.78	1,020.20	4.73
Administrative Class	1,000	1.04%	1,039.80	5.29	1,019.70	5.24
Class A	1,000	1.29%	1,039.00	6.56	1,018.50	6.49
Class R4	1,000	1.19%	1,039.90	6.05	1,019.00	5.99
Class R3	1,000	1.44%	1,036.90	7.31	1,017.80	7.24
Mid-Cap Value Fund
Class I	1,000	0.80%	1,113.30	4.22	1,020.90	4.03
Class R5	1,000	0.90%	1,112.50	4.74	1,020.40	4.53
Service Class	1,000	1.00%	1,112.00	5.27	1,019.90	5.04
Administrative Class	1,000	1.10%	1,112.00	5.79	1,019.40	5.54
Class A	1,000	1.35%	1,109.80	7.10	1,018.20	6.79
Class R4	1,000	1.25%	1,110.30	6.58	1,018.70	6.29
Class R3	1,000	1.50%	1,109.70	7.89	1,017.50	7.54
Small Cap Value Equity Fund
Class I	1,000	0.80%	1,129.40	4.25	1,020.90	4.03
Class R5	1,000	0.90%	1,128.80	4.78	1,020.40	4.53
Service Class	1,000	1.00%	1,128.40	5.31	1,019.90	5.04
Administrative Class	1,000	1.10%	1,127.40	5.83	1,019.40	5.54
Class A	1,000	1.35%	1,126.10	7.16	1,018.20	6.79
Class R4	1,000	1.25%	1,126.80	6.63	1,018.70	6.29
Class R3	1,000	1.50%	1,126.00	7.95	1,017.50	7.54
Small Company Value Fund
Class I	1,000	0.91%	1,135.00	4.84	1,020.40	4.58
Class R5	1,000	1.01%	1,134.30	5.37	1,019.90	5.09
Service Class	1,000	1.11%	1,133.70	5.90	1,019.40	5.59
Administrative Class	1,000	1.21%	1,133.30	6.44	1,018.90	6.09
Class A	1,000	1.46%	1,131.90	7.76	1,017.70	7.34
Class R4	1,000	1.36%	1,131.50	7.23	1,018.20	6.84
Class R3	1,000	1.61%	1,130.80	8.55	1,016.90	8.10

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
S&P Mid Cap Index Fund
Class I	$1,000	0.19%	$1,114.90	$1.00	$1,024.00	$0.96
Class R5	1,000	0.29%	1,114.40	1.53	1,023.50	1.46
Service Class	1,000	0.44%	1,114.40	2.32	1,022.70	2.22
Administrative Class	1,000	0.54%	1,113.90	2.85	1,022.20	2.72
Class A	1,000	0.79%	1,111.60	4.16	1,021.00	3.98
Class R4	1,000	0.69%	1,112.30	3.63	1,021.50	3.48
Class R3	1,000	0.94%	1,110.90	4.95	1,020.20	4.73
Russell 2000 Small Cap Index Fund
Class I	1,000	0.20%	1,115.30	1.05	1,023.90	1.01
Class R5	1,000	0.30%	1,114.50	1.58	1,023.40	1.51
Service Class	1,000	0.45%	1,113.30	2.37	1,022.70	2.27
Administrative Class	1,000	0.55%	1,112.70	2.90	1,022.20	2.77
Class A	1,000	0.80%	1,111.90	4.21	1,020.90	4.03
Class R4	1,000	0.70%	1,112.90	3.69	1,021.40	3.53
Class R3	1,000	0.95%	1,111.00	5.00	1,020.20	4.78
Mid Cap Growth Fund
Class I	1,000	0.72%	1,085.20	3.74	1,021.30	3.63
Class R5	1,000	0.82%	1,085.30	4.26	1,020.80	4.13
Service Class	1,000	0.92%	1,084.10	4.78	1,020.30	4.63
Administrative Class	1,000	1.02%	1,084.00	5.30	1,019.80	5.14
Class A	1,000	1.27%	1,082.30	6.59	1,018.60	6.39
Class R4	1,000	1.17%	1,082.60	6.07	1,019.10	5.89
Class R3	1,000	1.42%	1,081.40	7.37	1,017.90	7.14
Small Cap Growth Equity Fund
Class I	1,000	0.86%	1,094.30	4.49	1,020.60	4.33
Class R5	1,000	0.96%	1,093.70	5.01	1,020.10	4.83
Service Class	1,000	1.06%	1,093.30	5.53	1,019.60	5.34
Administrative Class	1,000	1.16%	1,092.50	6.05	1,019.10	5.84
Class A	1,000	1.41%	1,091.50	7.35	1,017.90	7.09
Class R4	1,000	1.31%	1,092.10	6.83	1,018.40	6.59
Class R3	1,000	1.56%	1,091.00	8.13	1,017.20	7.85
Diversified International Fund
Class I	1,000	0.90%	1,099.40	4.71	1,020.40	4.53
Class R5	1,000	-	1,000.00	-	1,024.90	-
Service Class	1,000	1.10%	1,099.60	5.76	1,019.40	5.54
Administrative Class	1,000	1.20%	1,098.40	6.28	1,018.90	6.04
Class A	1,000	1.45%	1,095.70	7.58	1,017.70	7.29
Class R4	1,000	1.35%	1,097.80	7.06	1,018.20	6.79
Class R3	1,000	1.60%	1,097.20	8.37	1,017.00	8.05
MSCI EAFE International Index Fund
Class I	1,000	0.25%	1,062.70	1.29	1,023.70	1.26
Class R5	1,000	0.35%	1,063.50	1.80	1,023.20	1.77
Service Class	1,000	0.50%	1,061.30	2.57	1,022.40	2.52
Administrative Class	1,000	0.60%	1,061.00	3.08	1,021.90	3.02
Class A	1,000	0.85%	1,059.60	4.36	1,020.70	4.28
Class R4	1,000	0.75%	1,060.40	3.85	1,021.20	3.78
Class R3	1,000	1.00%	1,058.60	5.13	1,019.90	5.04

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Overseas Fund
Class I	$1,000	0.93%	$1,099.20	$4.87	$1,020.30	$4.68
Class R5	1,000	1.03%	1,099.00	5.39	1,019.80	5.19
Service Class	1,000	1.13%	1,097.10	5.91	1,019.30	5.69
Administrative Class	1,000	1.23%	1,096.70	6.43	1,018.80	6.19
Class A	1,000	1.48%	1,094.60	7.73	1,017.60	7.44
Class R4	1,000	1.38%	1,095.10	7.21	1,018.10	6.94
Class R3	1,000	1.63%	1,093.40	8.51	1,016.80	8.20

*	Expenses are calculated using the annualized expense ratio for the six months ended March 31, 2017, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

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Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-42331-00